UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1.    Reports to Stockholders.

SEI New ways.
New ansers.®
September 30, 2016
ANNUAL REPORT
SEI Institutional Managed Trust
Large Cap Fund
Large Cap Value Fund
Large Cap Growth Fund
Tax-Managed Large Cap Fund
S&P 500 Index Fund
Small Cap Fund
Small Cap Value Fund
Small Cap Growth Fund
Tax-Managed Small/Mid Cap Fund
Mid-Cap Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
Tax-Managed Managed Volatility Fund
Real Estate Fund
Enhanced Income Fund
Core Fixed Income Fund
U.S. Fixed Income Fund
High Yield Bond Fund
Conservative Income Fund
Tax-Free Conservative Income Fund
Real Return Fund
Dynamic Asset Allocation Fund
Multi-Strategy Alternative Fund
Multi-Asset Accumulation Fund
Multi-Asset Income Fund
Multi-Asset Inflation Managed Fund
Multi-Asset Capital Stability Fund
Long/Short Alternative Fund
seic.com

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2016 (Unaudited)

To Our Shareholders

The Funds’ fiscal year — October 1, 2015 through September 30, 2016 — was notable for several key themes: energy-sector volatility spread to other areas of the market; major central-bank policies diverged, with the Federal Reserve (“Fed”) commencing rate increases while the European Central Bank (“ECB”), Bank of Japan (“BOJ”), Bank of England (“BOE”) and People’s Bank of China (“PBOC”) deepened their commitments to monetary accommodation; and, as a result of the diverging policies, major developed-market sovereign-bond yields continued to fall, with some edging into negative-rate territory. A vote (“Brexit”) by U.K. citizens in favor of leaving the European Union (“EU”) took place during the final third of the reporting period, briefly upending global financial markets and presenting major questions about how the relationship will be dissolved.

Geopolitical events

Severe unrest continued in certain areas of the Middle East, driven by the sometimes-opposing and sometimes-overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence. Broader involvement escalated at the beginning of the period, with Russia’s airpower commitment and a redoubled coalition of Western powers targeting Islamic State after a series of attacks by religious extremists across the globe. Iraqi forces, supported by U.S. air and ground resources, began to make notable progress in reversing Islamic State gains as the reporting period progressed; at the same time, incidences of terrorism appeared to increase in Africa, Asia, Europe, the Middle East and North America. The latest Syrian ceasefire, established in mid-September 2016 and backed by U.S. and Russia to allow for humanitarian aid, only held for a few days, resulting in deteriorating cooperation between the U.S. and Russia. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere around the globe, and taken a terrible human toll, it has not had a significant impact on global markets or the economy at this point.

It will be interesting, however, to see the ultimate effects of the ensuing Syrian migrant crisis on the EU. Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June. U.K. Prime Minister David Cameron tendered his resignation as a result, Theresa May was appointed to the office, and a litany of questions entered the public dialogue on topics ranging from when the government would commence the formal withdrawal process to how negotiations would fare regarding trade agreements, and whether the immigration goals espoused by the Leave campaign would come to pass.

Immigration-driven ballot-box uncertainty has also taken center stage in the U.S. presidential election, where the leading primary candidates of the two major political parties — Hillary Clinton (Democrat) and Donald Trump (Republican) — faced off in their first televised debate just before the end of the reporting period.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which persisted for the first third of the reporting period, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the fiscal year. Food shortages and a breakdown of the rule of law appeared to worsen over the course of the fiscal year, despite a rebound in the price of oil. Brazil’s prospects also paled, and then recovered partially during the period, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff. The Organization of Petroleum Exporting Countries (“OPEC”) reached an agreement in the weeks leading up to the end of the reporting period on the need for production cuts and cooperation from non-OPEC producers to effect a balanced market.

Economic performance

U.S. economic growth began to decelerate in the third quarter of 2015 (prior to the start of the reporting period), continuing into the fourth-quarter as industrial production and manufacturing came under pressure from the effects of U.S. dollar strength, and slowing further still during the first quarter of 2016. The second quarter saw a pickup, albeit a disappointing one relative to the same period in 2015. The labor market improved during the fiscal year; the unemployment rate started and finished the period at 5.0%, falling as low as 4.7% in May 2016, while the labor force participation rate increased from 62.5% to 62.9%. Average hourly earnings and real personal incomes gained with relative steadiness, bouncing around a rough mean of about 0.2% per month over the reporting period. The Fed raised its target interest rate in mid-December 2015 for the first time since 2006, leaving behind a near-zero rate that had been in place since late 2008.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2016 (Unaudited)

Europe’s economic expansion continued along a steady, but modest, trajectory leading up to the reporting period and through the second quarter of 2016 (the latest available information), save for an uptick in the growth rate during the first quarter. The ECB’s introduction of a negative deposit rate and expansion of its asset-purchase program in early 2015 (prior to the start of the Funds’ fiscal year) was followed in March 2016 by a deeper foray into negative-rate territory and additional asset-purchase commitments. Despite concerns as the Brexit vote approached in late June 2016, second-quarter U.K. economic growth was the highest in some time, albeit by a small margin. Much of the U.K.’s economic data showed worsening conditions in the immediate aftermath of the vote, followed by a recovery. Sterling depreciated substantially in the vote’s immediate wake, and then again as the reporting period concluded. The BOE delivered a rate cut coupled with asset-purchase and term-funding programs at its early-August meeting.

In the Asia-Pacific region, Japan started the fiscal year with an economic contraction in the fourth quarter of 2015, followed by a convincing recovery in the first quarter of 2016 and slow growth in the second quarter. The yen began strengthening relative to the U.S. dollar in December 2015, and continued through late June 2016. The BOJ adopted a negative benchmark interest rate and expanded its asset-purchase program, while the government introduced a sizeable fiscal reform proposal focused on government spending. As the end of the period approached the BOJ announced its latest policy endeavor: keeping the 10-year Japanese government bond yield at 0% with a commitment to alter its bond-buying pace as needed to meet this goal. The BOJ also expressed its intention not only to achieve, but temporarily exceed, its target inflation level (currently 2%) to increase inflation expectations. China’s economic growth mostly held firm during the period; while the pace of growth was below that of recent years, it remained considerably higher than most other economies. The PBOC loosened its monetary-policy stance, reducing benchmark interest rates and bank-reserve requirements during the reporting period. The government’s decision to peg its currency (the renminbi) to a basket of currencies instead of just the U.S. dollar had significant global repercussions — especially given the implications for a potential rebalancing of global trade and uncertainty about potential future actions. The renminbi was set for addition to the International Monetary Fund’s special drawing rights currency basket immediately following the end of the reporting period.

Market developments

Risk assets advanced from the start of the fiscal year following severe declines in summer 2015, when China moderately devalued its currency. As 2015 came to a close, the questionable health of U.S. energy companies (which was caused by a persistent multi-year oil-price decline) raised concerns among high-yield bond investors. This resulted in a selloff that likely discouraged investor risk appetite, keeping a lid on performance at year end. The beginning of 2016 was marked by a global flight to quality, benefitting safe-haven assets and driving risk assets to their low points for the period.

A trend reversal took place in mid-February, with risk assets rallying into April, followed by mixed performance until late June. The price of oil (and commodities in general) also advanced sharply from mid-February into June. The Brexit vote caused a major spike in global stock-market volatility, yields were driven downward to record levels on perceived safe-haven investments like developed-market government bonds, and the currencies at the center of the developments — sterling and the euro — weakened substantially relative to the U.S. dollar and yen. Most of the stock-market losses, however, were recovered within a week’s time. A general sideways trend defined the last few months of the period, barring a selloff in anticipation of the Fed’s September policy announcement, which was followed by a recovery.

The U.S. dollar ended the fiscal year 2.5% lower against a trade-weighted basket of major currencies, having been as much as 3.75% higher in late January, and 5% lower in early May. The dollar finished the reporting period about 0.8% higher versus a broad trade-weighted basket, however, with advances and declines that mirrored those against major currencies.

Second-quarter 2016 earnings declined for companies in the S&P 500 Index; although a large majority fared better than analysts’ late-quarter average estimates. The consumer discretionary sector delivered the highest year-over-year earnings growth for the second quarter, while the energy sector continued to lag with deep losses.

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

For the full reporting period, the MSCI All-Country World Index, a proxy for global equities, advanced 11.96% in U.S. dollar terms. The MSCI All-Country World ex USA Index rose by 9.26%, less than its U.S.-inclusive counterpart. Emerging-market equity returns were elevated in U.S. dollar terms, with the MSCI Emerging Markets Index increasing by 16.78%.

U.S. equity returns were strong; the S&P 500 Index returned 15.43% during the fiscal year. U.S. large caps (represented by the Russell 1000 Index) lagged small caps (represented by the Russell 2000 Index) by a bit, returning 14.93% and 15.47%, respectively. While U.S. large-cap performance trailed U.S. small caps and emerging markets over the one-year period, their outperformance relative to these equity markets as well as those in Europe, Japan and globally remained intact when annualized over three, five and ten years through the end of the reporting period.

Technology and materials were among the best-performing sectors in the U.S. and globally. Industrials rounded out the top three worldwide, while telecommunications matched technology’s top performance in the U.S. The poorest-performing sectors were identical both globally and within the U.S.: financials were universally the worst (the only global sector to produce a loss, and were positive in the U.S.), followed by healthcare and consumer discretionary.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Bond Index, advanced 8.83% in U.S. dollar terms during the fiscal year. Interest rates generally declined during the reporting period, as major central banks outside of the U.S. guided benchmark rates downward (into negative territory in some cases) and expanded their asset-purchase programs.

U.S. Treasurys generally performed well as the yield curve flattened (bond yields move inversely to prices) and rates fell across most maturities, with only the yields on Treasurys with maturities shorter than three years increasing during the full reporting period.

U.S. investment-grade corporate debt performed well, but was outpaced by the high-yield market. The BofA Merrill Lynch US High Yield Constrained Index increased by 12.82% during the full fiscal year. Mortgage- and asset-backed securities also delivered positive returns during the reporting period.

Emerging-market debt delivered strong returns universally. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, increased by 17.06% in U.S. dollar terms during the reporting period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 16.20%.

A combination of subdued inflation and dollar strength began to ease during the reporting period, reducing headwinds to the performance of inflation-sensitive assets such as Treasury inflation-protected securities and commodities. The former outpaced comparable Treasurys over the full period, while the latter — which had dropped by almost 20% through mid-February, according to the TR/CC CRB Commodities Total Return Index — staged a steep recovery to end the fiscal year with a 3.6% decline.

Our view

There are many things over which investors can lose sleep, but as long as central banks pursue aggressively easy policies in a world mostly characterized by slow economic growth and mild inflation pressures, any pullback in the price of riskier assets should be limited.

In general (and especially as it pertains to the U.S.), we continue to view equity-market corrections as buy-on-the-dip opportunities. One reason for maintaining this point of view is our belief that the U.S. economy is on fairly solid ground. It’s true that growth in overall business activity continues to disappoint, but household finances are in good shape as a result of expanding employment and incomes as well as the bull market in stocks, bonds and home values. There is little reason to expect a serious slowing in consumer spending.

We also expect the change in business inventories — the most volatile part of gross domestic product (“GDP”), which has slowed in recent quarters — to rebound in the quarters ahead, supporting a reacceleration in overall U.S. GDP into the 2.5%-to-3.0% range.

Our main concern for the U.S. is weakness in business investment, which has negative implications for productivity. Slowing labor productivity growth and an acceleration in labor compensation growth is a bad combination. Since

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2016 (Unaudited)

companies have been unable to raise prices sufficiently, the downward pressure on profit margins appears chronic. As this pressure intensifies, we expect companies will become more aggressive in their attempts to push through price increases.

This uptick in inflation, combined with the tightening labor market and slow-but-steady pace of economic growth, seems to have tipped the balance in favor of a hike in the federal funds rate, probably in December. At their latest meeting, Fed policymakers finally conceded that interest-rate normalization will take years to accomplish, leaving little room to cut rates aggressively in the event of a recession. Investors remain skeptical that the central bank will even achieve its stated objective of pushing its policy rate to the upside. As a result, risk assets should continue to be well supported. Although equity valuations remain elevated, they still appear reasonable relative to those of high-quality bonds.

With regard to the U.K., many observers have been surprised by the resiliency of its economy, although it is way too soon to sound the all-clear. The BOE has pre-emptively cut its base rate to the lowest level in the multi-century history of the central bank, and restarted its quantitative-easing program and previously successful funding-for-lending scheme. On the fiscal policy side, the new Chancellor of the Exchequer scrapped his predecessor’s austerity plans and is expected to introduce a new budget that abandons any notion of achieving a budgetary surplus by the end of the current parliament. In all, U.K. economic policy has shifted dramatically toward easing well before the negative effects of Brexit can be felt. However, while no one knows what a final Brexit agreement will look like, we suspect it will be nowhere near the position being pushed forward by various U.K. leaders. Given this uncertainty, we think investment is likely to slow in the months ahead.

Eurozone exports and imports are in decline. Household spending is growing faster than other areas of the economy, as is the case in the U.S. and the U.K., but Europe’s consumer rebound remains considerably less robust in comparison with these two countries. Although the labor market has certainly improved over the past three years, the country-by-country levels remain wildly disparate. This is especially so for the youth unemployment rate.

We’re concerned that it’s just a matter time before another crisis tests the cohesion of the eurozone. ECB President Draghi knows he has a potential problem on his hands. He continues to reassure investors that the central bank has the will, the tools and the ability to improve the eurozone’s fortunes.

The Japanese economy still lacks momentum despite fiscal stimulus packages, structural reforms and extremely aggressive monetary-policy initiatives. Industrial output has trended lower over the past three years, hurt by the slowdown in global trade, and although the country’s merchandise trade balance has turned positive, this is merely the result of imports falling faster than exports.

On the positive side, housing construction is running near a cyclical high. The unemployment rate, which is structurally much lower than in other developed countries, dipped to 3.1%. Nominal wages remain stuck near zero, however, and inflation expectations have been nearly impossible to nudge to the upside. Our Asia-focused portfolio managers are heartened by improvements in corporate governance and the use of capital. Additionally, the latest fiscal-policy initiative is a significant one, with new spending amounting to ¥7.5 trillion. In the current fiscal year, stimulus is expected to reach 4.5% of GDP.

We think China’s economy will continue to reaccelerate in the near term. Although the country’s growth rate remains below trend, we are beginning to see an improving trajectory following two-and-a-half years of slowdown. The renminbi has depreciated steadily in the year to date, falling 7% against a basket of currencies and less than 3% against the greenback. While the depreciation of the renminbi has not reinvigorated exports, it appears to have stopped its two-year decline. Domestic economic growth in China has been relatively stable this year, with retail sales growing around 10% on a year-over-year basis and industrial output running at a 6% rate. Importantly, the country continues to evolve into a services-oriented economy, with that sector now accounting for more than half of GDP. Housing activity also has picked up. The question now becomes whether government economic policy flips back toward structural reform and economic rationalization and away from stimulus, given that business activity looks to be in a less fragile state than a year ago.

Before the global financial crisis, the U.S. and China were the primary growth engines of the world. Those engines are sputtering when compared to their pre-crisis performance. We think it’s possible that India eventually will become a third major engine of global growth. In the past year, its GDP growth was greater than China’s. While its population is nearly as large, India is growing faster and is much younger. As India institutes economic, financial and legal reforms, it has the potential to grow rapidly for a long time.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. During the fiscal year ended September 30, 2016, the Fund utilized the following sub-advisers: AQR Capital Management, LLC, BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, Coho Partners, Ltd., Jackson Square Partners, LLC, LSV Asset Management, Parametric Portfolio Associates LLC and Snow Capital Management, L.P. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Large Cap Fund, Class A, returned 10.15%. The Fund’s benchmark — the Russell 1000® Index — returned 14.93%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (“Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period. From a sector perspective, technology and utilities were the best-performing sectors. Technology benefited from increased earnings estimates and prospects of renewed growth late in the period and utilities benefited from a largely stability- and safety-oriented mindset for much of the period.

Losses stemmed from poor stock selection, which was concentrated in two sectors and most severe in healthcare. Within the healthcare sector, the portfolio was overweight the weakest industries (biotech) while underweight the best-performing industries (healthcare equipment and supplies). Biotech stocks sold off due to political pressure on the entire healthcare sector as well as sector-wide scandals. The portfolio’s consumer discretionary stocks also had very poor performance, with losses stemming from retailing sectors. The portfolio’s heavy overweight to airline stocks (from value managers) also detracted from performance as the industry sold off.

From a sub-adviser perspective, stability-oriented value manager Coho benefited from the aforementioned stability- and safety-oriented environment, which created a large tailwind for its process. Snow, our concentrated deep-value manager, struggled as mean-reversion value had a very tough cyclical headwind early in the period. Because value stocks suffered for much of the period, Snow’s selection was poor in multiple sectors. The manager’s overweight to consumer discretionary and financial stocks also detracted as both sectors sold off due to poor outlook and sentiment during the period. It is worth noting that these cyclical trends in the market reversed in the past few months, with Coho’s performance fading while Snow’s recovered materially. Brandywine, another fundamental deep-value manager, also suffered notably due to the same stylistic preferences that hurt Snow. Selection drove losses and was spread across multiple sectors while an overweight to airlines and consumer discretionary stocks further detracted. LSV faced similar headwinds, with poor selection across multiple sectors and an overweight to airlines. SIMC’s factor-based allocation also struggled for the period as its traditional leanings to value and momentum faced stylistic headwinds. AQR also underperformed the benchmark as the manager had value tilts during the period, exposing the manager to similar headwinds as the value managers. Jackson Square Partners, our concentrated quality-growth manager, struggled the most due not only to having stylistic growth headwinds in the stability-led market, but a few costly stock-specific calls, notably with Valeant Pharmaceuticals, which represented a large portion of its losses for the period. Blackrock

6	SEI Institutional Managed Trust / Annual Report / September 30, 2016

underperformed due to poor results within healthcare stocks, which underperformed throughout the year as industry scandals involving over-the-top drug pricing and research scares gave investors an excuse to sell out of the sector. Poor selection within the technology and retail sectors also dragged down the manager’s performance.

AVERAGE ANNUAL TOTAL RETURN[1]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date

Large Cap Fund, Class A	10.15%	8.18%	14.83%	11.48%

Large Cap Fund, Class Y	10.50%	8.34%	14.94%	11.55%

Russell 1000® Index	14.93%	10.78%	16.41%	13.24%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A and Class Y, versus the Russell 1000® Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ended September 30, 2016: AQR Capital Management, LLC, Brandywine Global Investment Management, LLC, Coho Partners, Ltd., LSV Asset Management, Parametric Portfolio Associates LLC and Snow Capital Management L.P.

Sub-adviser AJO L.P. was removed from the Fund during the period, while AQR Capital Management, LLC was added.

III. Returns

For the fiscal year ended September 30, 2016, the Large Cap Value Fund, Class A, returned 10.16%. The Fund’s benchmark — the Russell 1000® Value Index — returned 16.20%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive during the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (“Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period.

From a sector perspective, technology and utilities were the best-performing sectors. Technology benefited from increased earnings estimates and prospects of renewed growth late in the period and utilities benefited from a largely stability- and safety-oriented mindset for much of the period.

Stock selection was poor in all sectors. Within industrials, an overweight to a weak airlines industry took a significant toll on performance. Within healthcare, an overweight to biotechs and an underweight to healthcare equipment stocks detracted from performance. Biotech stocks sold off due to political pressure on the sector and multiple sector-wide scandals. Consumer discretionary was also a major detractor given the portfolio’s overweight to a slowing automotive industry and poor selection in retail stocks. The portfolio’s overweight to banks was also a big detractor. Banks continued to suffer from weak growth and a low-rate environment that progressively worsened throughout the period.

From a sub-adviser perspective, stability-oriented value manager Coho benefited from the aforementioned stability- and safety-oriented environment, which created a large tailwind for its process. Coho was the only manager to outperform the benchmark during the period. Snow, our concentrated deep-value manager, struggled the most as mean-reversion value had a very tough cyclical headwind early in the period. Because value stocks suffered for much of the period, Snow’s selection was poor in multiple sectors. The manager’s overweight to consumer discretionary and financial stocks also detracted as both sectors sold off due to poor outlook and sentiment during the period. It is worth noting that these cyclical trends in the market reversed in the past few months, with Coho’s performance fading while Snow’s recovered materially. Brandywine, another fundamental deep-value manager, also suffered notably due to the same stylistic preferences that hurt Snow. Selection drove losses that were spread across multiple sectors, while an overweight to airlines and consumer discretionary stocks further detracted. SIMC’s factor-based allocation was affected by value headwinds during the period as well. Selection was poor in the energy and information technology sectors, and an underweight to energy stocks also detracted a bit when the sector rebounded during the period. AJO and LSV had poor selection across multiple sectors and were both overweight airlines. The two managers, along with AQR Momentum, also underperformed in energy stocks.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2016

AVERAGE ANNUAL TOTAL RETURN[1]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Large Cap Value Fund, Class A†	10.16%	7.02%	14.42%	4.62%	8.08%

Large Cap Value Fund, Class I†	9.93%	6.77%	14.17%	4.38%	8.32%

Large Cap Value Fund, Class Y	N/A	N/A	N/A	N/A	2.88%*

Russell 1000® Value Index	16.20%	9.70%	16.15%	5.85%	9.73%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class A and Class I, versus the Russell 1000® Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A Shares were offered beginning 10/3/94 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 8/6/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/3/15 and therefore do not have performance history for a full year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

† The graph is based on only Class A and Class I Shares; Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares.

* Cumulative inception to date as of September 30, 2016.

N/A — Not available

SEI Institutional Managed Trust / Annual Report / September 30, 2016	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ended September 30, 2016: BlackRock Investment Managers, LLC, Jackson Square Partners, LLC and Parametric Portfolio Associates LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Large Cap Growth Fund, Class A, returned 9.77%. The Fund’s benchmark — the Russell 1000® Growth Index — returned 13.76%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (“Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period. From a sector perspective, technology and utilities were the best-performing sectors. Technology benefited from increased earnings estimates and prospects of renewed growth late in the period and utilities benefited from a largely stability- and safety-oriented mindset for much of the period.

The Fund was prominently overweight technology stocks as the sector presented higher-growth opportunities with some of the fastest-growing stocks; the overweight was beneficial as technology was one of the best-performing sectors during the period. Stock selection within the sector was positive mainly due to Jackson Square, which preferred the largest and fastest-growing technology stocks such as Facebook and Google, which saw double-digit returns over the period as internet usage and reliance from the general population grew. Selection within tech was dragged down by selection within other sectors. Selection within healthcare was weak due to negative sentiment within the sector from political pressure and poor mergers and acquisition results in some portfolio holdings. Selection within consumer discretionary stocks was poor in retail sectors.

From a sub-adviser perspective, all of the managers underperformed for the period, facing strong stylistic headwinds to earnings revisions, momentum and forward-looking growth prospects. SIMC’s factor-based allocation lagged by the least, benefiting from its risk-managed process and broader diversification relative to the other managers. Jackson Square Partners, our concentrated quality-growth manager, struggled due not only to stylistic headwinds to growth in the stability-led market, but also a few costly stock-specific calls, notably with Valeant Pharmaceuticals, which represented a large portion of its losses for the period. Blackrock also underperformed due to poor results within healthcare stocks, which underperformed throughout the year as industry scandals involving over-the-top drug pricing and research scares gave investors an excuse to sell out of the sector. Poor selection within the technology and retail sectors also dragged down the manager’s performance.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2016

AVERAGE ANNUAL TOTAL RETURN[1]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Large Cap Growth Fund, Class A†	9.77%	8.95%	14.76%	7.28%	7.84%

Large Cap Growth Fund, Class I†	9.54%	8.72%	14.51%	7.04%	7.52%

Large Cap Growth Fund, Class Y	N/A	N/A	N/A	N/A	1.58%*

Russell 1000® Growth Index	13.76%	11.83%	16.60%	8.85%	8.89%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class A and Class I, versus the Russell 1000® Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 8/6/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15 and therefore do not have performance history for a full year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

† The graph is based on only Class A and Class I Shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares.

* Cumulative inception to date as of September 30, 2016.

N/A — Not available

SEI Institutional Managed Trust / Annual Report / September 30, 2016	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ended September 30, 2016: AQR Capital Management, LLC, BlackRock Investment Management LLC, Brandywine Global Investment Management, LLC, Coho Partners, Ltd., Jackson Square Partners, LLC, LSV Asset Management, Parametric Portfolio Associates LLC and Snow Capital Management, LP. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Tax-Managed Large Cap Fund, Class A, returned 9.42%. The Fund’s benchmark — the Russell 1000® Index — returned 14.93%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (“Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period. Technology and utilities performed well during the period. Technology benefited from increased earnings estimates and prospects of renewed growth late in the period, while utilities benefited from what a largely stability- and safety-oriented mindset for much of the period.

Losses stemmed from poor stock selection, which was concentrated in two sectors and most severe in healthcare. Within the healthcare sector, the portfolio was overweight the weakest industries (biotech) while underweight the best-performing industries (healthcare equipment and supplies). Biotech stocks sold off due to political pressure on the entire healthcare sector and sector-wide scandals. The portfolio’s consumer discretionary stocks also had very poor performance, with losses stemming from retailing sectors. The portfolio’s heavy overweight to airline stocks (from value managers) also detracted from performance as the industry sold off.

From a sub-adviser perspective, stability-oriented value manager Coho did best due to the aforementioned stability- and safety-oriented environment that created a large tailwind for its process. Snow, our concentrated deep-value manager, struggled as mean-reversion value had a very tough cyclical headwind early in the period. Because value stocks suffered for much of the period, Snow’s selection was poor in multiple sectors. The manager’s overweight to financial stocks also detracted as the sector sold off due to poor outlook and sentiment during the period. It is worth noting that these cyclical trends in the market reversed in the past few months, with Coho’s performance fading while Snow’s recovered materially. Brandywine, another fundamental deep-value manager, also suffered notably due to the same stylistic preferences that hurt Snow. Selection drove losses that were spread across multiple sectors, while overweights to airlines and financial stocks further detracted. LSV faced similar headwinds, with poor selection across multiple sectors and an overweight to airlines. SIMC’s factor-based allocation also struggled for the period as its traditional leanings to value and momentum faced stylistic headwinds. AQR also underperformed the benchmark as the manager had value tilts during the period, exposing the manager to similar headwinds as value managers. Jackson Square Partners, our concentrated quality-growth manager, struggled the most due not only to having stylistic headwinds to growth in the stability-led market, but also a few costly stock-specific calls, notably with Valeant Pharmaceuticals, which represented a large portion of its losses for the period. Blackrock underperformed due to poor results within healthcare

12	SEI Institutional Managed Trust / Annual Report / September 30, 2016

stocks, which underperformed throughout the year as industry scandals involving over-the top-drug pricing and research scares gave investors an excuse to sell out of the sector. Poor selection within the technology and retail sectors also dragged down the manager’s performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Tax-Managed Large Cap Fund, Class A	9.42%	8.05%	14.91%	6.09%	4.94%

Tax-Managed Large Cap Fund, Class Y	9.75%	8.21%	15.01%	6.13%	4.96%

Russell 1000® Index	14.93%	10.78%	16.41%	7.40%	6.26%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class A and Class Y, versus the Russell 1000® Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A Shares were offered beginning 3/5/98. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

During the fiscal year ended September 30, 2016, the Fund used a single sub-adviser, State Street Global Advisors (“SSgA”), under the general supervision of SEI Investments Management Corporation (SIMC). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the S&P 500 Index Fund, Class A, returned 14.93%. The Fund’s benchmark — the S&P 500 Index — returned 15.43%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the S&P 500 Index.

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (“Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period. From a sector perspective, technology and utilities were the best-performing sectors. Technology benefited from increased earnings estimates and prospects of renewed growth late in the period and utilities benefited from what was a largely stability- and safety-oriented mindset for much of the period.

Derivatives may be used within the Fund to provide increased efficiency at handling cash flows for replicating the Fund’s benchmark exposures. They are not used for speculation purposes.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

S&P 500 Index Fund, Class A†	14.93%	10.71%	15.91%	6.83%	7.65%

S&P 500 Index Fund, Class E†	15.14%	10.91%	16.13%	7.02%	10.31%

S&P 500 Index Fund, Class I†	14.67%	10.46%	15.66%	6.59%	7.17%

S&P 500 Index Fund, Class Y	N/A	N/A	N/A	N/A	6.19%*

S&P 500 Index	15.43%	11.16%	16.37%	7.24%	8.09%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A and Class I, versus the S&P 500 Index

14	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Comparison of Change in the Value of a $5,000,000 Investment in the S&P 500 Index Fund, Class E, versus the S&P 500 Index

[1]

For the year ended September 30, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 2/28/96. Class E Shares were offered beginning 7/31/85. Class I Shares were offered beginning 6/28/02. Class Y shares were offered beginning 10/30/15 and therefore do not have performance history for a full year. The performance of Class I Shares prior to 6/28/02 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Effective 7/31/97, the Board of Trustees approved the renaming of Class A and Class E shares to Class E and Class A shares, respectively. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

† The graph is based on only Class A, Class E and Class I Shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares.

* Cumulative return as of inception date, which was October 30, 2015.

N/A — Not available

SEI Institutional Managed Trust / Annual Report / September 30, 2016	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ended September 30, 2016: AllianceBernstein, L.P., AQR Capital Management, LLC, EAM Investors, LLC, Falcon Point Capital, LLC, Integrity Asset Management, LLC, Mesirow Financial Equity Management, Parametric Portfolio Associates LLC, Robeco Investment Management, Inc., Snow Capital Management, LP and State Street Global Advisors.

Mesirow Financial Equity Management changed its name from Fiduciary Management Associates, LLC following an acquisition by Mesirow Financial Investment Management, Inc. during the period.

Sub-advisers Integrity Asset Management, LLC and State Street Global Advisors were terminated from the Fund, while Falcon Point Capital, LLC and SIMC were added during the period.

III. Returns

For the fiscal year ended September 30, 2016, the Small Cap Fund, Class A, returned 7.76%. The Fund’s benchmark — the Russell 2000 Index — returned 15.47%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (“Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows, and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period.

From a sector perspective, materials, utilities and technology were the best performers; utilities did well during the first half of the period and materials and technology rebounded during the second half. Other yield-producing sectors (including real estate and telecommunications) performed well during the beginning of the period, but faded in the second half as other cyclical sectors (energy and industrials) picked up. All four sectors remained in the middle of the pack in terms of performance at the end of the period. Consumer discretionary was the worst-performing sector as traditional retailers, facing a challenge from online shopping, came under increased pressure.

The Fund’s underweight to healthcare in February and underweight to a poorly-performing consumer discretionary sector helped, while selection within technology, industrials and healthcare hurt. Information technology and industrials were the greatest detractors due to poor stock selection within both sectors. Within industrials, machinery was the most significant detractor while software was the largest detractor for tech stocks.

AQR Stability and SEISIMC’s factor-based allocation were the best performing managers during the period, although both managers were added only in the first quarter of the year, along with Falcon Point. SIMC’s factor-based allocation outperformed the benchmark in materials and financials stocks but underperformed in energy and healthcare stocks. Overall, the strategy underperformed the benchmark during the period. Snow was the weakest performer due to poor selection in industrials, healthcare and energy. Performance for other managers was mixed. Despite the value tailwind during much of 2016, value managers FMA and Robeco generally struggled, mostly due to selection.

AVERAGE ANNUAL TOTAL RETURN[1]

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Inception to Date

Small Cap Fund, Class A	7.76%	3.91%	14.06%	10.52%

Small Cap Fund, Class Y	8.08%	4.07%	14.16%	10.59%

Russell 2000 Index	15.47%	6.71%	15.82%	12.48%

16	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A and Class Y, versus the Russell 1000® Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: AQR Capital Management, LLC, Cardinal Capital Management LLC, LMCG Investments, LLC, LSV Asset Management, Martingale Asset Management, L.P., Mesirow Financial Equity Management, Inc., Parametric Portfolio Associates LLC, Robeco Investment Management, Inc., Security Capital Research + Management Incorporated, Snow Capital Management, L.P. and William Blair + Company, LLC.

Mesirow Financial Equity Management changed its name from Fiduciary Management Associates, LLC following an acquisition by Mesirow Financial Investment Management, Inc. during the period.

Sub-advisers LMCG Investments, LLC, Martingale Asset Management, L.P., Security Capital Research + Management Incorporated and William Blair + Company, LLC were terminated from the Fund during the period, while AQR Capital Management, LLC, Cardinal Capital Management LLC, Snow Capital Management, LP and SIMC were added during the period.

III. Returns

For the fiscal year ended September 30, 2016, the Small Cap Value Fund, Class A, returned 11.60%. The Fund’s benchmark — the Russell 2000® Value Index — returned 18.81%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (“Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period.

Materials, technology and industrials were the best-performing sectors as the risk-on rally during the second half of the period helped propel them to the top of the list. Consumer discretionary was the worst-performing sector as consumer confidence wavered and traditional retailers came under pressure from the increasing use of online retailers

From a sector perspective, the Fund outperformed the benchmark in financials but underperformed in all other sectors. Within financials, an underweight to banks and an overweight to consumer financials helped drive portfolio performance. An overweight to cyclical sectors including industrials, materials and energy helped, but poor selection led to large losses within those sectors. Within industrials and materials, selection was extremely poor in machinery and metals and mining stocks. Healthcare was a large detractor due to poor selection in healthcare providers and services. Selection was also poor across the entire technology sector.

All managers underperformed the benchmark due mostly to poor stock selection. LSV was the best-performing manager during the period. Both Snow and FMA suffered from weak selection despite the value tailwind that emerged during the second half of the period. Quantitative-value managers LSV and SIMC’s factor-based allocation fared better, as they were able to capture more of the value tailwind with their strategies. SIMC underperformed due to poor selection within healthcare, industrials and materials stocks. Within industrials, poor performance stemmed from selection within aerospace, machinery and professional services companies. During the first quarter, LMCG, William Blair, Security and Martingale were removed and replaced with Snow Capital, SIMC’s factor-based allocation, AQR Stability and Cardinal.

18	SEI Institutional Managed Trust / Annual Report / September 30, 2016

AVERAGE ANNUAL TOTAL RETURN[1]

		Average	Average	Average
		Annual	Annual	Annual	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date

Small Cap Value Fund, Class A†	11.60%	5.01%	13.97%	5.54%	9.90%

Small Cap Value Fund, Class I†	11.34%	4.76%	13.73%	5.30%	9.58%

Small Cap Value Fund, Class Y	N/A	N/A	N/A	N/A	6.04%*

Russell 2000® Value Index	18.81%	6.77%	15.45%	5.78%	10.51%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class A and Class I, versus the Russell 2000® Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 2/11/02. The performance of Class I Shares prior to 2/11/02 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15 and therefore do not have performance history for a full year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

† The graph is based on only Class A and Class I Shares. Class Y shares were offered beginning 10/30/15 and therefore do not have performance history for a full year.

* Cumulative inception to date as of September 30, 2016.

N/A — Not available

SEI Institutional Managed Trust / Annual Report / September 30, 2016	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Small Cap Growth Fund

I. Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: AllianceBernstein, L.P., AQR Capital Management, LLC, Arrowpoint Asset Management, LLC, Axiom International Investors LLC, EAM Investors LLC, Falcon Point Capital, LLC, J.P. Morgan Investment Management Inc., Parametric Portfolio Associates LLC, and State Street Global Advisors.

Sub-advisers AQR Capital Management, LLC, J.P. Morgan Investment Management Inc., and State Street Global Advisors were terminated from the Fund, while Axiom International Investors LLC, Falcon Point Capital, LLC and SIMC were added to the Fund during the period.

III. Returns

For the fiscal year ended September 30, 2016, the Small Cap Growth Fund, Class A, returned 8.50%. The Fund’s benchmark — the Russell 2000® Growth Index — returned 12.12%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (Fed) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period.

From a sector perspective, materials, technology and the new real estate sector (which was previously a subset of the financial sector) were the best performers. The risk-on rally during the second half of the period helped propel technology and materials to the top of the list, while real estate benefited from the market’s thirst for yield and safety, as well as strong fundamentals in the U.S. housing. Consumer discretionary was the worst-performing sector as traditional retailers, facing a challenge from online shopping, came under increased pressure.

The Fund underperformed the benchmark primarily due to stock selection across consumer discretionary, technology and healthcare. Technology was the largest detractor due to poor stock selection lagging strong returns in the software industry. Within healthcare, an underweight to biotech stocks helped, but poor selection more than offset the contributions from the weighting effects.

All managers except Arrowpoint underperformed the benchmark. Axiom was the worst-performing manager due to poor selection and its momentum orientation, which exposed the portfolio to defensive (but expensive) portions of the market that were left behind when cyclicals rallied. EAM, the Fund’s other momentum manager, also underperformed due to momentum exposure and poor selection in technology and healthcare stocks. Arrowpoint outperformed the benchmark due to an underweight to healthcare and selection within healthcare and technology. Arrowpoint was also underweight the highest-momentum stocks, which contributed to performance. SIMC’s factor-based allocation underperformed due primarily to poor selection, especially within healthcare exposures to technology and biotech stocks. Performance in other sectors was also generally poor as a result of selection. Only the materials sector contributed to performance due to strong selection in chemicals stocks.

20	SEI Institutional Managed Trust / Annual Report / September 30, 2016

AVERAGE ANNUAL TOTAL RETURN[1]

		Annualized	Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date

Small Cap Growth Fund, Class A†	8.50%	5.43%	15.34%	5.48%	8.89%

Small Cap Growth Fund, Class I†	8.25%	5.16%	15.06%	5.21%	8.57%

Small Cap Growth Fund, Class Y	N/A	N/A	N/A	N/A	4.37%*

Russell 2000® Growth Index	12.12%	6.58%	16.15%	8.29%	7.53%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class A and Class I, versus the Russell 2000® Growth Index.

[1]

For the period ended 9/30/16. Past performance is not an indication of future performance. Class A shares were offered beginning 4/20/92 and Class I shares were offered beginning 8/6/01. Class I shares performance for the period prior to 8/6/01 is derived from the performance of Class A shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 10/30/15 and therefore do not have performance history for a full year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/ or reimbursements, performance would have been lower.

†

The graph is based on only Class A and Class I Shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares.

*	Cumulative inception to date as of October 30, 2015.

N/A — Not available

SEI Institutional Managed Trust / Annual Report / September 30, 2016	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: AllianceBernstein, L.P., AQR Capital Management, LLC, Cardinal Capital Management LLC, CastleArk Management, LLC, LMCG Investments, LLC, Mesirow Financial Investment Management, Inc., Parametric Portfolio Associates LLC, Snow Capital Management LP and William Blair + Company, LLC.

Mesirow Financial Equity Management changed its name from Fiduciary Management Associates, LLC following an acquisition by Mesirow Financial Investment Management, Inc. during the year.

Sub-advisers LMCG Investments, LLC and William Blair + Company, LLC were terminated from the Fund, while sub-advisers AQR Capital Management, LLC and Cardinal Capital Management LLC were added to the Fund during the year.

III. Returns

For the fiscal year ended September 30, 2016, the Tax-Managed Small/ Mid Cap Fund, Class A, returned 8.55%. The Fund’s benchmark — the Russell 2500® Index — returned 14.44%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (the “Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period.

Materials, utilities and real estate performed well during the period. Materials rebounded along with the commodity rally, while the dividend-yielding sectors utilities and real estate benefited from the global search for yield. Consumer discretionary was the weakest-performing sector due to headwinds from a decrease in consumer confidence and increasing competition from online retailers.

Relative to the benchmark, the portfolio outperformed in both consumer sectors by being underweight consumer discretionary and overweight consumer staples. However, the Fund underperformed mostly due to stock selection in multiple sectors, including healthcare, industrials, information technology, materials and energy. Within healthcare, overweights to providers and services were primarily responsible for underperformance within the sector. Within industrials, selection was poor across most industries.

The Fund’s value managers detracted most. Snow Capital suffered due to poor stock selection. FMA also underperformed its value benchmark due to a combination of stock selection and an overweight to momentum stocks, which largely consisted of dividend-paying stocks that sold off as defensives fell out of favor. Growth managers detracted less on a relative basis, underperforming primarily due to stock-specific reasons. Similar to Mesirow, the same headwinds that caused momentum stocks to sell off also detracted from CastleArk’s performance, as CastleArk has more exposure to dividend-paying stocks. The SIMC’s factor-based allocation was the worst performing strategy, with losses from selection spread across multiple factors. The strategy’s value-based tilts detracted from performance.

AVERAGE ANNUAL TOTAL RETURN[1]

		Average	Average	Average
		Annual	Annual	Annual	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date

Tax-Managed Small/Mid Cap Fund, Class A	8.55%	5.79%	14.46%	6.10%	6.39%

Tax-Managed Small/Mid Cap Fund, Class Y	8.79%	5.92%	14.55%	6.14%	6.42%

Russell 2500® Index	14.44%	7.77%	16.30%	7.94%	8.22%

22	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class A and Class Y, versus the Russell 2500® Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A shares were offered beginning 10/31/00. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund used a single sub-adviser, Quantitative Management Associates LLC (“QMA”) under the general supervision of SEI Investments Management Corporation (“SIMC”) during the fiscal year ending September 30, 2016. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Mid-Cap Fund, Class A, returned 14.10%. The Fund’s benchmark — the Russell Midcap Index — returned 14.25%.

IV. Performance Discussion

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (the “Fed”) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows, and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period.

From a sector perspective, materials and technology were the best performers, as both sectors benefited from the market rally during the second half of the period. Defensive sectors (including utilities, consumer staples and real estate) were the next best-performing sectors as investors searched for low-volatility dividend-yielding names. Consumer discretionary was the weakest performer as the sector faced headwinds from decreased consumer spending and competition from online retailers.

Performance for QMA, the Fund’s only sub-adviser, came mostly from stock selection. QMA benefited from selection in healthcare equipment (driven by strong earnings reports), consumer retailing and software and services. An underweight to the weak consumer-discretionary sector and an overweight to the utilities sector also helped from an allocation standpoint. The portfolio’s losses were concentrated in real estate and energy stocks due to poor selection. Within energy, the cheapest stocks were the worst performers, which presented a headwind to the manager’s value preference and tilt within the sector. Within real estate, the portfolio’s tactical underweight to REITs and overweight to development companies detracted, as REITs benefitted from the market’s search for yield.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Mid-Cap Fund, Class A	14.10%	9.81%	17.12%	7.11%	9.95%

Mid-Cap Fund, Class I	13.84%	9.56%	16.85%	6.86%	9.65%

Mid-Cap Fund, Class Y†	N/A	N/A	N/A	N/A	7.56%*

Russell Midcap Index	14.25%	9.70%	16.67%	8.32%	10.97%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class A and Class I, versus the Russell Midcap Index

[1]

For the period ended 09/30/16. Past performance is not indication of future performance. Class A shares were offered beginning 2/16/93 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class A shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15 and therefore do not have performance history for a full year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

24	SEI Institutional Managed Trust / Annual Report / September 30, 2016

† The graph is based on only Class A and Class I shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares.

* Cumulative inception to date as of October 30, 2015.

N/A — Not available

SEI Institutional Managed Trust / Annual Report / September 30, 2016	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: AJO, LLC, Analytic Investors, LLC, and LSV Asset Management. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the U.S. Managed Volatility Fund, Class A, returned 12.01%. The Fund’s benchmark — the Russell 3000® Index —returned 14.96%.

IV. Performance Discussion

The Fund lagged the broad market during the period, particularly during the first two quarters of 2016 as high-beta names, in which the Fund is underweight by construction, outperformed. Low-volatility investing was overall favored in global markets due to concerns noted in the shareholder letter, such as China, negative- and zero-interest-rate policies across the globe, the Brexit vote outcome and the Federal Reserve’s decision to implement just one interest-rate increase. However, the picture looked the opposite in the U.S. given the outperformance of high-beta information technology names, which comprise the largest portion of the index; thus, low-beta names lagged.

Generally, the Fund is likely to underperform in a steeply rising market environment, but seeks to mitigate losses in a falling market environment by targeting a lower volatility compared to the broad market. In times of stress, low volatility and defensiveness usually translate into better performance. However, the Fund’s underweight to cyclical names within information technology and materials detracted, as did its overweight to momentum.

LSV outperformed while AJO and Analytic lagged. LSV’s exposures to telecommunications and utilities helped, as these sectors rallied. Although AJO had an overweight to utilities, stock selection within consumer discretionary offset that. Analytic’s selection within small-cap industrials offset its beneficial overweight to utilities.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

U.S. Managed Volatility Fund, Class A	12.01%	11.62%	15.23%	8.21%	8.77%

U.S. Managed Volatility Fund, Class I	11.76%	11.37%	14.96%	7.92%	8.45%

U.S. Managed Volatility Fund, Class Y	12.28%	11.78%	15.33%	8.26%	8.81%

Russell 3000® Index	14.96%	10.44%	16.36%	7.37%	8.11%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, Class I and Class Y versus the Russell 3000® Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A shares were offered beginning 10/28/04 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class A shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

26	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: Acadian Asset Management LLC and Analytic Investors, LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Global Managed Volatility Fund, Class A, returned 13.08%. The Fund’s benchmark — the MSCI World Index — returned 11.36%.

IV. Performance Discussion

For the year ended September 30, 2016, the Fund performed above the broad market, particularly during the first two quarters of 2016 amid investor nervousness as a result of ongoing uncertainty due to concerns on China, negative- and zero-interest-rate policies across the globe, the Brexit vote outcome and the Federal Reserve’s decision to implement just one interest-rate increase. Although the “risk-off” theme dominated the whole year, materials and energy names rebounded sharply from their previous lows amid the recovery in oil and other commodity prices, as the shareholder letter addressed. During the final quarter of the reporting period, we observed an increase in interest rates as the pessimistic post-Brexit sentiment was more or less overdone, which spurred a rally in risky names at the expense of low volatility.

Generally, the Fund is likely to underperform in a steeply rising environment, but seeks to mitigate losses in a falling market environment by targeting a lower volatility compared to the broad market. In times of stress, low volatility and defensiveness usually translate into better performance. Hence, the focus on low-risk names and defensive sectors almost entirely explained the Fund’s outperformance for the period. From a sector standpoint, this translated into benefiting from overweights to consumer staples and telecommunications and underweights to volatile financial names that severely underperformed. However, leaning away from the information technology, energy and materials sectors detracted from performance, as these sectors also rallied strongly. The Fund’s security selection added value through holding non-bank names, in addition to names within the consumer-staples sector. Selection was also strong in small-cap stocks.

Both managers outperformed for the year. Analytic Investors, LLC led performance, benefiting from an allocation to commodity-based countries (Canada and Australia) that rebounded with commodity prices. Both managers focused on low-volatility sectors and names in a period when investors were seeking safety, which contributed to Fund performance.

For the year ended September 30, 2016, the Fund used currency forwards to hedge currency risk, which detracted modestly. The Fund had exposures to the U.K. and Sweden, whose currencies depreciated against the U.S. dollar. Thus, hedging back to the U.S. dollar from local currency somewhat suppressed performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Global Managed Volatility Fund, Class A	13.08%	10.91%	12.53%	4.56%	4.86%

Global Managed Volatility Fund, Class I	12.97%	10.66%	12.25%	4.28%	4.57%

Global Managed Volatility Fund, Class Y	13.49%	11.11%	12.65%	4.62%	4.91%

MSCI World Index	11.36%	5.84%	11.63%	4.47%	4.88%

SEI Institutional Managed Trust / Annual Report / September 30, 2016	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Global Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A, Class I and Class Y, versus the MSCI World Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A shares were offered beginning 7/27/06 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class A shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

28	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Tax-Managed Managed Volatility Fund

I. Objective

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: AJO, L.P., Analytic Investors LLC, and LSV Asset Management. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Tax-Managed Managed Volatility Fund, Class A, returned 12.24%. The Fund’s benchmark — the Russell 3000® Index — returned 14.96%.

IV. Performance Discussion

The Fund lagged the broad market during the period, particularly during the first two quarters of 2016 as high-beta names, in which the Fund is underweight, outperformed. Low-volatility investing was overall favored in global markets due to concerns noted in the shareholder letter, such as China, negative- and zero-interest-rate policies across the globe, the Brexit vote outcome and the Federal Reserve’s decision to implement just one interest-rate increase. However, the picture looked the opposite in the U.S. given the outperformance of high-beta information technology names, which comprise the largest portion of the index; thus, low-beta names lagged.

Generally, the Fund is likely to underperform in a steeply rising market environment, but seeks to mitigate losses in a falling market environment by targeting a lower volatility compared to the broad market. In times of stress, low volatility and defensiveness usually translate into better performance. However, the Fund’s underweight to cyclical names within information technology and materials detracted, as did its overweight to momentum.

LSV outperformed while AJO and Analytic lagged. LSV’s exposures to telecommunications and utilities helped, as these sectors rallied. AJO also had an overweight to utilities, but selection within consumer discretionary offset it. Analytic’s selection within small-cap industrials offset its beneficial overweight to utilities.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Tax-Managed Managed Volatility Fund, Class A	12.24%	11.73%	14.95%	8.59%

Tax-Managed Managed Volatility Fund, Class Y	12.42%	11.84%	15.02%	8.63%

Russell 3000® Index	14.96%	10.44%	16.36%	7.04%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class A and Class Y, versus the Russell 3000® Index.

[1]

For the period ended 9/30/16. Past performance is not an indication of future performance. Class A shares were offered beginning 12/20/07 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class A shares adjusted for the lower expenses of Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the fiscal year ending of September 30, 2016: Center Square Investment Management and Security Capital Research and Management, Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Real Estate Fund, Class A, returned 17.13%. The Fund’s benchmark — Wilshire U.S. Real Estate Securities Index — returned 18.45%.

IV. Performance Discussion

For the 12 months ending September 30, 2016, the real-estate market saw double-digit appreciation. The slowdown in emerging markets and continued free fall in commodity prices noted in the shareholder letter resulted in slowing growth across the globe and forced major central banks to lower their rates in an effort to stimulate growth. The result was interest rates that dipped below zero and an increased appetite for dividend-yielding defensive stocks that were treated as bond proxies. Dividend-yielding sectors including utilities and real estate were heavily sought after as investors chased after yield. The eventual stabilization of emerging-market economies and commodity prices helped spark a cyclical rally that persisted throughout the rest of the period. The rally reduced the appetite for yield-producing portions of the market, including real estate, but valuations for these parts of the market remained elevated at the end of the reporting period. U.S. real estate fared better than international real estate, reflecting the better fundamentals of the U.S. housing market.

The Fund’s performance was driven primarily by selection within diversified and office real-estate investment trusts (“REITs”), while the lack of exposure and poor stock selection in specialized REITs hurt performance. Security Capital struggled with specialized

REITs, which were by far the biggest detractor, while Center Square contributed.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Real Estate Fund, Class A	17.13%	13.70%	14.69%	4.90%	9.73%

Real Estate Fund, Class I	16.90%	13.44%	14.44%	4.67%	9.47%

Real Estate Fund, Class Y	17.49%	13.87%	14.79%	4.95%	9.76%

Wilshire U.S. Real Estate Securities Index	18.45%	14.61%	16.02%	5.93%	10.29%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class A, Class I and Class Y, versus the Wilshire U.S. Real Estate Securities Index.

[1]

For the period ended 9/30/16. Past performance is not an indication of future performance. Class A shares were offered beginning 11/13/03 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class A shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

30	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Enhanced Income Fund

I. Objective

The Enhanced Income Fund (the “Fund”) seeks to provide capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp (“SIMC”). The Fund utilized the following sub-advisers during the one-year period ending September 30, 2016: Ares Management LLC and Wellington Management Company, LLP. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Enhanced Income Fund, Class A, returned 2.60%. The Fund’s benchmark — BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index — returned 0.49%.

IV. Performance Discussion

The Fund benefited from spread tightening in both the bank-loan market as well as the investment-grade short-duration space. Bank loans were the biggest contributor to both absolute and benchmark-relative return in the period. Loans benefited from a recovery in credit after a risk-off environment in the beginning of 2016, as addressed in the shareholder letter. Short-duration bonds in the financial sector, especially banks and insurance companies, were also a big contributor to performance. The financial sector experienced positive performance as increased regulation resulted in more conservative capital management by financial institutions, which is favorable to bondholders. Holdings in the securitized space also contributed positively to performance, specifically auto asset-backed securities (“ABS”) and collateralized-loan obligations.

From a sub-adviser perspective, Wellington Management Company, LLP, which manages the Fund’s exposure to ABS and financial-sector bonds, contributed to both absolute and relative performance. Ares Management LLC, which manages the Fund’s bank-loan allocation, contributed to absolute and benchmark-relative performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Enhanced Income Fund, Class A	2.60%	1.45%	2.42%	-0.11%	0.00%

Enhanced Income Fund, Class I	2.20%	1.19%	2.12%	-0.42%	-0.31%

Enhanced Income Fund, Class Y	2.61%	1.48%	2.44%	-0.10%	0.01%

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index	0.49%	0.33%	0.35%	1.39%	1.47%

Comparison of Change in the Value of a $100,000 Investment in the Enhanced Income Fund, Class A, Class I and Class Y versus the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A shares were offered beginning 6/14/96 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class A shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the” Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: Jennison Associates LLC, Metropolitan West Asset Management LLC, Wells Capital Management Incorporated, Western Asset Management Company and Western Asset Management Company Limited. There were no manager changes during the year.

III. Returns

For the fiscal year ended September 30, 2016, the Core Fixed Income Fund, Class A, returned 5.64%, while the Fund’s benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index — returned 5.19%.

IV. Performance Discussion

U.S. Treasury yields moved in different patterns during the year; short-term yields rose while long-term yields declined. Long-term yields fell due to muted inflation expectations and global demand from low or negative rates in other developed government-bond markets. As the shareholder letter addressed, short-term yields rose as the Federal funds rate was increased by the Federal Reserve (the “Fed”) in December 2015 by 25 basis points. The Fund’s yield-curve flattening bias was additive as an overweight to 30-year bonds enhanced returns. A slightly shorter-duration posture was a modest drag, but was offset by the yield-curve positioning.

The Fund maintains a small allocation to below-investment-grade credit and emerging-market sovereign bonds, which added to returns as these two markets benefited from the demand for yield and improving oil prices. Despite record new issuance, investment-grade corporate bonds outperformed comparable U.S. Treasury bonds and the Fund’s overweight was additive. The Fund maintains an allocation to non-agency mortgage-backed securities (“MBS”), which benefited from the durable recovery of the housing market over the last several years, mortgage principal paydowns and a shrinking supply of these securities. The Fund’s overweight to commercial MBS was positive as the demand for and fundamentals of commercial properties improved in line with modest U.S. economic growth, leading to outperformance. Lastly, the Fund’s overweight to asset-backed securities (“ABS”) contributed to performance as the declining unemployment rate and wage growth noted in the shareholder letter improved the debt profile of the U.S. consumer, enabling these securities to outperform. Agency MBS performed well during the period, so the Fund’s underweight detracted from relative performance.

Over the full reporting period, all four sub-advisers outperformed the benchmark, with Western Asset Management Company producing the best returns through its yield-curve flattening posture and corporate overweight. Wells Capital Management, Inc. was the next best performer and benefited from security selection in both ABS and MBS. Jennison Associates LLC also outperformed primarily due to its yield-curve flattening posture. Metropolitan West Asset Management LLC’s returns were slightly ahead of the benchmark, but were held back by more conservative positioning within the corporate sector and, to a lesser degree, by a shorter-duration posture.

Treasury futures and interest-rate swaps were utilized to help manage the Fund’s duration and yield-curve exposure. These exposures performed as described earlier. To a limited extent, the Fund utilized currency-forward contracts to manage currency exposure, which was a modest detractor.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Core Fixed Income Fund, Class A	5.64%	4.37%	4.09%	5.24%	6.41%

Core Fixed Income Fund, Class I	5.41%	4.14%	3.86%	5.00%	6.02%

Core Fixed Income Fund, Class Y	5.90%	4.48%	4.16%	5.28%	6.42%

Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.03%	3.08%	4.79%	6.61%

32	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, Class I and Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index

[1]

For the period ended 9/30/16. Past performance is no indication of future performance. Class A shares were offered beginning 5/1/87 and Class I shares were offered beginning 8/06/01. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class A shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 06/30/15. Class Y shares performance for the period prior to 06/30/15 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

U.S. Fixed Income Fund

I. Objective

The U.S. Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: J.P. Morgan Investment Management, Inc., Jennison Associates LLC, Metropolitan West Asset Management LLC, Wells Capital Management, Inc. and Western Asset Management Company.

Sub-adviser J.P. Morgan Investment Management, Inc. was terminated from the Fund during the period.

III. Returns

For the fiscal year ended September 30, 2016, the U.S. Fixed Income Fund, Class A, returned 4.94%, while the Fund’s benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index — returned 5.19%.

IV. Performance Discussion

U.S. Treasury yields moved in different patterns during the year, as short-term yields rose and long-term yields declined. Long-term yields fell due to muted inflation expectations and global demand from low or negative rates in other developed government-bond markets. As the shareholder letter addressed, short-term yields rose as the Federal funds rate was increased by the Federal Reserve (“Fed”) in December 2015 by 25 basis points. The Fund’s yield-curve flattening bias was additive as an overweight to 30-year bonds enhanced returns. A slightly shorter-duration posture was a modest drag, but was offset by the yield-curve positioning.

Despite record new issuance, investment-grade corporate bonds outperformed comparable U.S. Treasury bonds and the Fund’s overweight was additive. The Fund maintained an allocation to non-agency mortgage-backed securities (“MBS”), which benefited from the recovery of the housing market over the last several years, mortgage principal paydowns and a shrinking supply of these securities. The Fund’s overweight to commercial MBS was positive as the demand for and fundamentals of commercial properties improved in line with modest U.S. economic growth, leading to outperformance. Lastly, the Fund’s overweight to asset-backed securities (“ABS”) contributed to performance as the declining unemployment rate and wage growth noted in the shareholder letter improved the debt profile of the U.S. consumer. Agency MBS performed well during the period, so the Fund’s underweight detracted from relative performance.

Three of the four sub-advisers outperformed the benchmark during the period, with Western Asset Management Company producing the best returns through its yield-curve flattening posture and corporate overweight. Wells Capital Management, Inc. benefited from security selection in both ABS and MBS. Jennison Associates LLC also outperformed primarily due to its yield-curve flattening posture. Metropolitan West Asset Management LLC’s returns were held back by more conservative positioning within the corporate sector and, to a lesser degree, by a shorter-duration posture.

Treasury futures and interest-rate swaps were utilized to help manage the Fund’s duration and yield-curve exposure. These exposures performed as described earlier.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

U.S. Fixed Income Fund, Class A	4.94%	3.83%	3.28%	4.77%

U.S. Fixed Income Fund, Class Y	5.20%	3.98%	3.36%	4.83%

Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.03%	3.08%	4.44%

34	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Comparison of Change in the Value of a $100,000 Investment in the U.S. Fixed Income Fund, Class A and Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index.

[1]

For the period ended 9/30/16. Past performance is not an indication of future performance. Class A shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2016: Ares Management LLC, Benefit Street Partners, LLC, Brigade Capital Management, LLC, Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, and J.P. Morgan Investment Management, Inc.

Sub-adviser Delaware Investments Fund Advisers was terminated from the Fund during the period.

III. Returns

For the fiscal year ended September 30, 2016, the High Yield Bond Fund, Class A, returned 10.44%. The Fund’s benchmark — the BofA Merrill Lynch U.S. High Yield Constrained Index — returned 12.82%.

IV. Performance Discussion

The high-yield market advanced nearly 13% during the period, but it was hardly a smooth ride. The period began on a positive note, as the high-yield market was up about 3% from September 30 to November 4, with the energy sector up more than 4%. However, as the shareholder letter addressed, the market took a turn for the worse as oil-price volatility remained a primary concern for the high-yield market, of which energy is the largest sector. From November 4 to February 11, the high-yield market fell nearly 10%, with the energy sector falling more than 30%. February 11 was the low point for the year in terms of performance. The high-yield market began to rally the following day as buyers emerged, and the market returned in excess of 20% from that point through the end of the period, with energy surging by more than 60%. The market yield began the period at 8.08%, hit a period high of 10.10% on February 11, and finished the period at 6.25%. The market spread followed a similar path, beginning the period at 662 basis points, reaching its period high of 887 basis points on February 11, and finishing the period at 497 basis points.

Overweights to and security selection within leisure (primarily gaming) and electronics contributed to the Fund’s relative performance, as did an underweight to and selection within banking. Underweights to and selection within basic industry (primarily metals and mining, excluding steel) and energy (primarily exploration and production, and field equipment and services) detracted. An allocation to collateralized loan obligations (CLOs) also weighed on relative returns. CLOs saw significant markdowns in the five-month period from October 2015 to February 2016 due to declining energy-loan prices, global economic-growth concerns and technical pressures emanating from credit-fund outflows. However, they staged a strong rally over the second half of the period to end the fiscal year in positive territory, but still lagged the 13% return of the high-yield bond market.

Brigade Capital Management, LLC was the only manager to outperform the benchmark during the period. Positioning in technology and electronics, leisure and energy were additive and only partially offset exposures in utilities, retail and basic industry. Ares Management LLC was the chief detractor, due primarily to positioning in energy, basic industry and telecommunications, which was mitigated in part by exposure to consumer goods, banking and retail. Benefit Street Partners, LLC also detracted on positioning in energy, consumer goods and basic industry, offset partially by the merits of exposure to media, utilities and leisure. J.P. Morgan Investment Management, Inc. detracted modestly via positioning in energy and basic industry, as well as technology and electronics, but benefited from exposures to telecommunications, leisure and banking.

The Fund used derivatives throughout the period to help manage duration, yield-curve positioning and spread duration more efficiently. High-yield CDX and total-return swaps were used for this purpose, which had a negligible impact on overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

High Yield Bond Fund, Class A	10.44%	4.41%	7.61%	6.64%	7.24%

High Yield Bond Fund, Class I	9.95%	3.78%	6.91%	6.04%	6.91%

High Yield Bond Fund, Class Y	10.72%	4.55%	7.69%	6.68%	7.26%

BofA Merrill Lynch U.S. High Yield Constrained Index	12.82%	5.28%	8.24%	7.68%	N/A

36	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, Class I and Class Y, versus the BofA Merrill Lynch U.S. High Yield Constrained Index.

[1]

For the period ended 9/30/16. Past performance is not an indication of future performance. Class A shares were offered beginning 1/11/95 and Class I shares were offered beginning 10/1/07. Class I shares performance for the period prior to 10/1/07 is derived from the performance of Class A shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

N/A — Not available

SEI Institutional Managed Trust / Annual Report / September 30, 2016	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

During the one-year period ending September 30, 2016, the Fund was managed by the SEI Fixed Income Portfolio Management Team under the supervision of SEI Investments Management Corporation (“SIMC”).

III. Returns

For the fiscal year ended September 30, 2016, the Real Return Fund, Class A, returned 2.32%. The Fund’s benchmark — Bloomberg Barclays 1-5 Year U.S. TIPS Index — returned 2.88%.

IV. Performance Discussion

The Treasury Inflation-Protected Securities (“TIPS”) market was positively impacted by increased expectations for price increases (inflation) during the Fund’s fiscal year, as noted in the shareholder letter. Higher commodity prices flowed through U.S. inflation calculations, resulting in higher TIPS prices. The market’s expectations, as measured by the TIPS breakeven rate, indicates low inflation expectations over the next five years.

The increase in breakeven rates over the time period benefited the Fund as inflation expectations have increased.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date

Real Return Fund, Class A	2.32%	0.14%	0.26%	1.77%

Real Return Fund, Class Y	2.52%	0.24%	0.32%	1.81%

Bloomberg Barclays 1-5 Year U.S. TIPS Index	2.88%	0.61%	0.72%	2.20%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A and Class Y, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

1	For the year ended 9/30/16. Past performance is no indication of future performance. Class A shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

38	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

During the one-year period ending September 30, 2016, the Fund used a single sub-adviser, SSgA Funds Management, Inc. (“SSgA”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Dynamic Asset Allocation Fund, Class A, returned 12.39%, and the S&P 500 Index returned 15.43%.

IV. Performance Discussion

The majority of the Fund’s volatility is driven by the underlying beta, or the S&P 500. As such, the largest driver of return in the Fund was the S&P 500. Still, negative performance from the Fund’s tactical trades did cause the Fund to lag the S&P 500.

The U.S. equity market began the reporting period with a short rally, led by cyclical stocks driven by decreasing concerns around a slowdown in emerging markets. The upbeat performance quickly turned into a nosedive at the turn of the New Year, as noted in the shareholder letter, after the Federal Reserve (Fed) raised rates for the first time in a decade. Despite the Fed’s interest-rate hike, the combination of renewed fears around a hard landing in the Chinese economy, commodity prices dropping to 30-year lows and falling rates in other developed markets pushed investors into low-volatility bond-proxy stocks in a global search for yield. As defensive and low-volatility stocks in the U.S. reached historically high valuations in February, government stimulus in China helped ease emerging-market growth concerns while oil prices found a floor. This was enough to restore investor confidence and spark a rally in cyclical stocks and commodity prices. Despite periods of volatility over the summer from Britain’s unexpected vote to leave the European Union and a moderation in commodity prices during the summer, the rally lasted through the rest of the period. From a sector perspective, technology and utilities were the best-performing sectors. Technology benefited from increased earnings estimates and prospects of renewed growth late in the period and utilities benefited from what was a largely stability- and safety-oriented mindset for much of the period.

The three largest positive contributors to relative performance were a long U.S. inflation versus short U.K. inflation trade implemented late in 2015, a long U.S. large cap versus short U.S. Treasurys trade implemented in the first quarter of 2016, and an outright long U.S. inflation trade implemented in the summer of 2016.

The three largest detractors from relative performance were a long Indian rupee versus short Korean won currency trade, a long Japanese equity (foreign-currency hedged) versus short S&P 500 trade that was reduced in January and closed in April, and a long U.S. dollar versus short Korean won/Singapore dollar/Taiwan dollar foreign-currency basket trade that was both implemented and closed in the first quarter of 2016. Also detracting from performance was a long U.S. large cap versus short European ex-U.K. equity (foreign-exchange hedged) trade that was closed in January of 2016. A long U.S. dollar versus short Saudi riyal foreign-currency trade has also detracted a nominal amount from the portfolio.

Several long option trades — on the VIX and S&P 500 — had been entered as hedges in the portfolio. They have all expired worthless, detracting a nominal amount from performance. A long U.S. dollar versus short Saudi riyal foreign-currency trade, predicated on the latter country’s weakened financial position as a result of low oil prices, also detracted a nominal amount from the portfolio since oil has rallied over the last year, as the shareholder letter addressed.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options and total-return swaps. The use of derivatives had a material impact on performance, since all active trades are implemented through their use.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date

Dynamic Asset Allocation Fund, Class A	12.39%	1.85%

Dynamic Asset Allocation Fund, Class Y	12.67%	2.07%

S&P 500 Index	15.43%	4.71%

SEI Institutional Managed Trust / Annual Report / September 30, 2016	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Dynamic Asset Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A and Class Y, versus the S&P 500 Index

1	For the period ended 9/30/16. Past performance is no indication of future performance. Class A Shares and Class Y Shares were offered beginning 7/30/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

40	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (underlying funds); and (ii) one or more investment sub-advisers. During the fiscal year ending September 30, 2016, the Fund allocated its assets among unaffiliated funds and one affiliated fund. During the one-year period ending September 30, 2016, sub-advisers Acadian Asset Management, EMSO Partners Ltd., Kettle Hill Capital Management, LLC, Mountaineer Partners Management, LLC, and Ramius Advisors, LLC were added to the Fund.

III. Return vs. Benchmark

For the fiscal year ended September 30, 2016, the Multi-Strategy Alternative Fund, Class A, returned 3.51%. The Fund’s benchmark — BofA Merrill Lynch 3-Month U.S. Treasury Bills Index — returned 0.27%.

Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury Bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Treasury bill investors do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

The Fund performed well in the full year ended September 30, 2016, outperforming the 3-Month U.S. Treasury Bills Index. Three of the Fund’s four investment strategies delivered positive returns; only the global macro strategy detracted.

The fourth quarter of 2015 saw equity markets rally, only to be followed by a broad selloff, hitting multi-year lows in mid-February of 2016. As the shareholder letter addressed, equity markets then increased off of these lows in the second half of the first quarter of 2016 and most of the second quarter until Brexit occurred in late June. After a very short-lived Brexit selloff, markets continued to rally, making new highs for the year. Sovereign yields fell throughout 2016, especially in the first and second quarters, given continued easing across central banks and no moves toward tightening by Federal Reserve since December 2015. Additionally in 2016, high yield corporate bonds were one of the best performing asset classes as investors searched for yield. In currencies, sterling has depreciated significantly against the U.S. dollar post-Brexit and yen has continued to appreciate against the dollar in 2016.

During the period, the makeup of the Fund changed significantly. A number of third-party mutual fund investments were replaced with separate accounts managed by the sub-advisers listed in Section II. We believe this change will improve investment outcomes over time and it certainly contributed over the period. The event strategy contributed most, and especially the segment sub-advised by Mountaineer Partners. It benefited from a focus on undervalued mid-cap equities coupled with an emphasis on catalysts. The balance of the event strategy was invested in merger arbitrage, which also posted moderate gains. The equity hedge strategy also helped, within which the recently added sub-adviser Kettle Hill performed especially well. Kettle Hill’s focus is on small-cap companies experiencing upward inflections in growth. All investments within the relative value strategy delivered positive returns. EMSO, an emerging-markets debt specialist, led the way, benefiting from debt restructuring and timely investments in Argentina, Greece, Brazil and Russia, as well as short positions in South Africa. The balance of the strategy, which is invested in corporate credit, also contributed. The sole detractor for the period was the global macro strategy, which is also the smallest allocation in the Fund. This category consists of investments in trend-following strategies, which struggled over the period with several trend reversals in the currency, commodity and fixed-income markets. While the strategy struggled overall, it illustrated its important diversification properties by performing strongly during difficult periods, such as the first quarter of 2016, as noted in the shareholder letter.

Derivatives used in the Fund consist primarily of currency futures and forwards, interest-rate swaps,

SEI Institutional Managed Trust / Annual Report / September 30, 2016	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Strategy Alternative Fund (Concluded)

credit default swaps (CDS) and equity and equity-index options. Derivatives in the Fund were primarily used by subadvisors for hedging and risk management. Derivatives performance did not have a material impact on Fund returns over the period.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date

Multi-Strategy Alternative Fund, Class A	3.51%	1.28%	1.73%	0.88%

Multi-Strategy Alternative Fund, Class Y	3.77%	1.37%	1.78%	0.92%

BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.27%	0.11%	0.10%	0.11%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class A and Class Y, versus the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index

1	For the period ended 9/30/15. Past performance is no indication of future performance. Class A Shares were offered beginning 3/31/10 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

42	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the one-year period ending September 30, 2016: AQR Capital Management, LLC and PanAgora Asset Management Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016 the Multi-Asset Accumulation Fund, Class A, returned 11.36%. The Fund’s blended benchmark — MSCI World Index (Net) (Hedged) (USD) Index (60%) and Bloomberg Barclays Global Aggregate Index, Hedged (USD) (40%) — returned 9.30%.

IV. Performance Discussion

Most major asset classes had positive performance during the Fund’s fiscal year. Both developed- and emerging-market equities did well during the period, as the shareholder letter addressed. Developed-market bonds performed reasonably well with mid-single digit returns (when hedged back to the U.S. dollar). Commodities were modestly negative over the past year; however, their performance stabilized in 2016, with positive performance from the beginning of 2016 through the end of the reporting period. The Fund’s exposure to developed- and emerging-market equities contributed to absolute performance as both asset types performed well during the period. However, the Fund’s lower-than-benchmark exposure to equities detracted from relative performance.

Sub-adviser performance was mixed depending upon market performance and the portfolio’s level of exposure to the asset classes. AQR Capital Management, LLC and PanAgora Asset Management Inc.’s greater-than-benchmark exposures to developed-market bonds contributed to relative performance and were the main drivers of outperformance in the period. Conversely, both AQR Capital Management LLC and PanAgora Asset Management Inc.’s exposures to commodity futures detracted from both absolute and benchmark-relative performance, as commodities experienced negative performance in the period. Additionally, AQR Capital Management LLC’s exposure to emerging-market currencies contributed to relative performance as most major emerging-market currencies appreciated against the U.S. dollar.

The Fund used equity-index futures, bond-index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards in order to provide cost-effective exposures to the desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond-index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure) contributed to performance, as interest rates declined modestly (on average) over the period. The greater capital weight to sovereign bonds contributed to outperformance during the period. Global-equity futures (used for market exposure), were a meaningful contributor to performance. While equity futures had a positive impact on total returns, a lower notional exposure to equities detracted from to relative performance. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. However, this exposure detracted from total returns over the period. Forward-currency contracts on emerging-market currencies (used for market exposure) were a positive contributor to both total- and benchmark-relative returns. Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These exposures have slightly added to performance over the Fund’s fiscal year.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date

Multi-Asset Accumulation Fund, Class A	11.36%	5.27%	5.01%

Multi-Asset Accumulation Fund, Class Y	11.66%	5.44%	5.13%

MSCI World Index (Net) (Hedged) (USD)	10.83%	8.16%	11.03%

Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	6.54%	5.05%	4.24%

60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Barclays Global Aggregate Index, Hedged (USD)	9.30%	7.05%	8.41%

SEI Institutional Managed Trust / Annual Report / September 30, 2016	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Asset Accumulation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class A and Class Y, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Barclays Global Aggregate Index, (Hedged) (USD), the MSCI World Index (Net) (Hedged) (USD), and the Bloomberg Barclays Global Aggregate Index (Hedged) (USD)

1	For the period ended 9/30/16. Past performance is no indication of future performance. Class A shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

44	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund used the following sub-advisers during the one-year period ending September 30, 2016: Goldman Sachs Asset Management, L.P. (“Goldman”), Guggenheim Partners Investment Management, LLC (“Guggenheim”) and SSGA Funds Management, Inc.

Sub-adviser Goldman Sachs Asset Management, L.P. was added to the Fund during the period.

III. Returns

For the fiscal year ended September 30, 2016, the Multi-Asset Income Fund, Class A, returned 7.38%. The Fund’s blended benchmark — Bloomberg Barclays U.S. Aggregate Bond Index (45%), the BofA Merrill Lynch U.S. High Yield Constrained Index (40%) and the S&P 500 Index (15%) — returned 9.84%.

IV. Performance Discussion

Credit markets rallied during the Fund’s fiscal year, and credit spreads tightened across the board, but were most pronounced in the below-investment-grade credit market, which includes high-yield bonds and bank loans. Investment-grade corporate credit also performed well during the year as spreads tightened in those sectors. Securitized assets such as asset backed securities (“ABS”), non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) performed relatively well, as they benefited from favorable supply and demand dynamics and improving collateral. Non-agency MBS also performed well as the U.S. housing market continued to improve, while collateralized loan obligations (“CLOs”) benefited from strong demand over the past year, which supported the underlying collateral in bank loans. Emerging-market debt, as noted in the shareholder letter, has also enjoyed strong performance over the past year, especially in 2016, as commodity markets have stabilized and outlooks for certain countries have improved. While the Fund’s exposure to high-yield bonds contributed to absolute returns, their lower-than-benchmark weight detracted on a benchmark-relative basis. The Fund’s off-benchmark exposure to emerging-market debt contributed to both absolute and benchmark-relative performance.

All three sub-advisers contributed to total return. Guggenheim’s meaningful exposure to CLOs, bank loans and ABS helped. Goldman Sachs was added to the Fund in February 2016 and has contributed, principally through exposures to high-yield bonds and emerging-markets debt. Despite its relatively low weight, the covered-call strategy implemented by SSgA provided above-average performance in the period, contributing to relative performance.

The Fund used total-return swaps on equity indexes, interest-rate swaps and futures and options on exchange-traded funds, and equity indices and currency forwards. Derivatives were employed for various reasons, including equity-market exposure to specific sectors, to generate option income and interest-rate risk hedging. Derivatives had a modest impact on Fund performance. Interest-rate futures used to manage duration helped as rates fell during the period. Options used as part of the covered-call strategy contributed, as did a small position in U.S.-equity futures. Currency forwards had a slightly positive impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date

Multi-Asset Income Fund, Class A	7.38%	5.62%	6.83%

Multi-Asset Income Fund, Class Y	7.49%	5.68%	6.87%

Bloomberg Barclays U.S. Aggregate Bond Index [3]	5.19%	4.03%	2.98%

BofA Merrill Lunch U.S. High Yield Constrained Index [3]	12.82%	5.28%	6.64%

S&P 500 Index [3]	15.43%	11.16%	12.96%

45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield Constrained Index and S&P 500 Index [3]	9.84%	5.67%	5.98%

SEI Institutional Managed Trust / Annual Report / September 30, 2016	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Asset Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class A and Class Y, versus the 45/40/15 Hybrid consisting of the Barclays U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield Constrained Index, and S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Constrained Index, and the S&P 500 Index

[1]

For the year ended September 30, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 4/9/12. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

46	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation-Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the one-year period ending September 30, 2016: AllianceBernstein, L.P, Cohen & Steers and QS Investors, LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Multi-Asset Inflation Managed Fund, Class A, returned 1.06%. The Fund’s blended benchmark — the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index (70%), the Bloomberg Commodity Total Return Index (20%) and the Russell 1000 Low Volatility Total Return Index (10%) — returned 3.42%.

IV. Performance Discussion

The real-assets market stabilized during the latest completed fiscal year after a difficult period. While commodities had a negative return over the one-year period, recent performance has been favorable, as noted in the shareholder letter, especially in 2016. The main driver of performance was a recovery in oil prices and better fundamentals in certain markets. In addition to commodities, U.S. Treasury Inflation-Protected Securities (TIPS) also performed well with the full TIPS index, measured by the Bloomberg Barclays U.S. TIPS Index, returning 6.5% over the past year. For the Fund’s exposures, TIPS and inflation-linked credit contributed. Commodities had a negligible impact on absolute performance in the period. The long-short equity strategy detracted.

Sub-adviser performance was mixed. Cohen & Steers’ favorable security selection within the commodities sector contributed to relative performance during the period. AllianceBernstein, L.P.’s U.S. TIPS allocation contributed to both absolute and relative performance. Outperformance for AllianceBernstein, L.P. was largely due to an overweight to credit spread sectors. QS Investors’ inflation-sensitive equity long/short strategy detracted from absolute and blended-benchmark relative performance.

The Fund used commodity futures, bond-index futures, equity-index futures and interest-rate swaps during the period. The use of derivatives had a meaningful impact on Fund performance. A short position in U.S. Treasury futures and interest-rate swaps was used to hedge duration risk for a portion of the Fund’s corporate-bond exposure. This hedge detracted from total returns as interest rates fell. A short position in global equity total-return swaps was used to hedge equity-market risk for a portion of the Fund’s long-equity positions. This hedge detracted from total returns, as equity-market returns were positive. Within the Fund, a controlled foreign corporation has been established to provide additional exposure to commodities, including commodity futures. The commodity futures exposure, used to provide a strategic exposure to a diversified mix of underlying commodities, detracted from total returns. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar and had a slightly positive effect on performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date

Multi-Asset Inflation Managed Fund, Class A	1.06%	-2.09%	-2.49%

Multi-Asset Inflation Managed Fund, Class Y	1.30%	-1.93%	-2.39%

Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index	2.88%	0.61%	0.29%

Bloomberg Commodity Index Total Return Index	-2.58%	-12.34%	-10.54%

Russell 1000 Low Volatility Total Return Index	18.45%	12.73%	13.64%

70/20/10 Hybrid consisting of the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index, Bloomberg Commodity Index Total Return Index and Russell 1000 Low Volatility Total Return Index	3.42%	-1.13%	-0.86%

SEI Institutional Managed Trust / Annual Report / September 30, 2016	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Asset Inflation Managed Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class A and Class Y, versus a 70/20/10 Hybrid of the following Indexes: the Bloomberg Barclays 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index Total Return Index and the Russell 1000 Low Volatility Index

1	For the period ended 9/30/16. Past performance is no indication of future performance. Class A Shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

48	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

During the one-year period ending September 30, 2016, the Fund used a single sub-adviser, AllianceBernstein, L.P., under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016, the Multi-Asset Capital Stability Fund, Class A, returned 1.47%. The Fund’s blended benchmark — the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (95%) and S&P 500 Index (5%) — returned 2.01%.

IV. Performance Discussion

Most major asset classes had positive performance during the Fund’s fiscal year. Both developed- and emerging-market equities experienced strong positive performance in the period, as the shareholder letter addressed. Developed-market bonds performed reasonably well with mid-single-digit returns (when hedged back to the U.S. dollar).

The Fund had positive absolute performance, but underperformed relative to its blended benchmark. A greater-than-average exposure to duration contributed. Greater-than-benchmark exposures to equity and credit, on average, helped both absolute and relative performance. Trading effects, or shifting allocations based on risk estimates, detracted from relative returns over the period.

The Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps, equity options and currency forwards. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes, and had a meaningful impact on Fund performance in the period. Stock-index futures, primarily developed-market equities used for market exposure, resulted in positive performance during the Fund’s fiscal year. Interest-rate futures and swaps were meaningful contributors to performance as interest rates fell on average during the period. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed modestly to total return. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-

currency risk relative to the U.S. dollar. The effect of these hedges on performance was largely neutral.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date

Multi-Asset Capital Stability Fund, Class A	1.47%	1.80%	1.24%

Multi-Asset Capital Stability Fund, Class Y	1.57%	1.86%	1.28%

Bloomberg Barclays 1-3 year U.S. Government/Credit Index	1.31%	1.09%	1.03%

S&P 500 Index	15.43%	11.16%	12.96%

95/5 Hybrid consisting of Bloomberg Barclays 1-3 Year U.S. Government/Credit Index and S&P 500 Index	2.01%	1.60%	1.62%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class A and Class Y, versus a 95/5 Hybrid of the following indexes: the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the S&P 500 Index.

[1]

For the period ended 9/30/16. Past performance is not an indication of future performance. Class A shares were offered beginning 4/9/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Long/Short Alternative Fund

I. Objective

The Long/Short Alternative Fund (“the Fund”) seeks to provide long term capital appreciation.

II. Investment Approach

During the one-year period ending September 30, 2016, the Fund used a single sub-adviser, Beachhead Capital Management LLC, under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the fiscal year ended September 30, 2016 the Long/ Short Alternative Fund, Class A returned 1.45%. The Fund’s benchmark — HFRX Equity Hedge Index — returned 0.13%.

IV. Performance Discussion

During the Fund’s fiscal year, performance was driven mainly by the Fund’s long exposure to U.S. and developed-market equities. The fourth quarter of 2015 saw equity markets rally following challenged performance over the previous quarter. However, some of these gains were given back in the first quarter of 2016 with broad selloffs in developed-market equities and the U.S. dollar. Additionally, investors were rotating into safety-oriented assets, as the shareholder letter addressed, a key driver of the gains in U.S. Treasury bonds over the quarter. The third quarter of 2016 saw rallies in both developed and emerging-equity markets, as well as in high-yield corporate bonds. The Fund’s short position in emerging-markets equities was the largest detractor for the fiscal year and the short position in 30-year Treasury bonds was the second-largest detractor, primarily due to the strong first-quarter performance seen in both asset classes. Long positions in U.S. equity markets contributed, with both the S&P 400 and NASDAQ Composite indexes posting strong returns, especially during the third quarter of 2016. As of the end of the reporting period, the Fund retains its long developed-market equity positioning, short exposure to emerging-market equities and smaller shorts to long-term U.S. Treasuries and the U.S. dollar index.

The Fund achieved the foregoing exposure and related performance primarily through the use of index futures to obtain broad exposure to global financial markets including U.S. and international equities, U.S. government bonds, and currencies.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date

Long/Short Alternative Fund, Class A	1.24%	-1.18%

Long/Short Alternative Fund, Class Y	1.45%	-1.07%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.27%	0.17%

HFRX Equity Hedge Index	0.13%	-1.48%

Comparison of Change in the Value of a $100,000 Investment in the Long/Short Alternative Fund, Class A and Class Y, versus the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the HFRX Equity Hedge Index

1	For the period ended 9/30/16. Past performance is no indication of future performance. Class A Shares were offered beginning 12/19/14 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class A shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

50	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.0%

Consumer Discretionary — 12.9%
Amazon.com, Cl A*	0.8%	23,995	$20,091
General Motors	1.1	810,729	25,757
L Brands	0.8	254,873	18,037
Liberty Interactive QVC Group, Cl A*	0.8	1,002,388	20,058
Macy’s(A)	0.6	378,298	14,016
TripAdvisor*(A)	0.8	284,685	17,986
Other Securities(A)	8.0		192,987

			308,932

Consumer Staples — 6.1%
Tyson Foods, Cl A(A)	0.6	183,742	13,720
Walgreens Boots Alliance	0.7	199,741	16,103
Wal-Mart Stores	0.7	225,593	16,270
Other Securities(A)	4.1		100,024

			146,117

Energy — 5.7%
BP ADR(A)	0.5	374,541	13,169
Other Securities(A)	5.2		124,330

			137,499

Financials — 13.6%
Aflac(A)	0.7	243,578	17,506
Bank of America	1.5	2,327,751	36,429
Berkshire Hathaway, Cl B*	0.9	153,865	22,229
Citigroup	0.6	288,601	13,631
Intercontinental Exchange	0.7	66,011	17,781
JPMorgan Chase	1.7	605,802	40,340
MetLife(A)	1.1	569,914	25,321
Travelers(A)	0.7	139,971	16,034
Voya Financial	0.6	500,527	14,425
Other Securities‡(A)(B)	5.1		124,100

			327,796

Health Care — 14.5%
Allergan*	0.9	94,418	21,745

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Biogen*	1.7%	133,814	$41,888
Celgene, Cl A*	1.0	224,141	23,429
Gilead Sciences	0.7	210,954	16,691
Johnson & Johnson	1.0	197,492	23,330
Merck(A)	0.7	285,564	17,822
Pfizer	0.6	417,434	14,138
UnitedHealth Group	0.9	159,382	22,313
Other Securities(A)	7.0		166,018

			347,374

Industrials — 7.1%
Delta Air Lines, Cl A	0.8	505,767	19,907
Nielsen Holdings(A)	0.6	262,822	14,079
Other Securities(A)	5.7		137,937

			171,923

Information Technology — 24.4%
Alphabet, Cl A*	2.0	60,511	48,654
Alphabet, Cl C*	0.5	14,792	11,498
Apple	0.6	136,529	15,435
Cisco Systems	0.8	604,482	19,174
eBay*	1.4	982,539	32,325
Electronic Arts*(A)	1.0	280,385	23,945
Facebook, Cl A*	1.6	302,143	38,756
Hewlett Packard Enterprise	0.8	867,045	19,725
Intel(A)	0.7	473,298	17,867
Intuit	0.8	171,815	18,901
MasterCard, Cl A	0.7	174,423	17,751
Microsoft(A)	1.9	782,927	45,097
PayPal Holdings*	0.9	511,919	20,973
Qualcomm	2.1	727,763	49,852
Visa, Cl A(A)	1.9	563,482	46,600
Other Securities(A)	6.7		159,091

			585,644

Materials — 3.5%
International Paper(A)	0.6	276,851	13,283
Other Securities(A)	2.9		72,114

			85,397

Real Estate — 2.0%
Crown Castle International‡(A)	1.3	326,330	30,744
Equinix‡	0.6	39,653	14,285
Other Securities‡(A)	0.1		2,143

			47,172

Telecommunication Services — 1.3%
Verizon Communications(A)	1.0	444,984	23,130
Other Securities	0.3		7,391

			30,521

Utilities — 2.9%
Entergy	0.7	205,126	15,739
Exelon	0.7	518,548	17,263
Public Service Enterprise Group	0.8	456,756	19,124
Other Securities	0.7		16,537

			68,663

SEI Institutional Managed Trust / Annual Report / September 30, 2016	51

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Total Common Stock (Cost $1,863,844) ($ Thousands)			$2,257,038

U.S. TREASURY OBLIGATION — 0.0%

Other Securities (C)	0.0%		925

Total U.S. Treasury Obligation (Cost $925) ($ Thousands)			925

AFFILIATED PARTNERSHIP — 10.9%
SEI Liquidity Fund, L.P. 0.440% **†(D)	10.9	261,550,929	261,551

Total Affiliated Partnership (Cost $261,551) ($ Thousands)			261,551

CASH EQUIVALENT — 6.2%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	6.2	149,114,835	149,115

Total Cash Equivalent (Cost $149,115) ($ Thousands)			149,115

Total Investments — 111.1% (Cost $2,275,435) ($ Thousands)			$2,668,629

A list of the open futures contracts held by the Fund at September 30, 2016 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)

S&P 500 Index E-MINI	149	Dec-2016	$(24)
S&P Mid Cap 400 Index E-MINI	12	Dec-2016	(4)

			$(28)

For the year ended September 30, 2016 the total amount of all open futures contracts, as presented in the table above, are represented of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,402,274 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $258,188 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2016, such securities amounted to $9,918 ($ Thousands), or 0.41% of Net Assets (see Note 2).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $261,551 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. —Limited Partnership

S&P — Standards & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$2,257,038	$–	$–	$2,257,038
U.S. Treasury Obligation	–	925	–	925
Affiliated Partnership	–	261,551	–	261,551
Cash Equivalent	149,115	–	–	149,115

Total Investments in Securities	$2,406,153	$262,476	$–	$2,668,629

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Depreciation	$(28)	$—	$—	$(28)

Total Other Financial Instruments	$(28)	$—	$—	$(28)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Value Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.5%

Consumer Discretionary — 10.2%
General Motors	1.5%	632,729	$20,102
Goodyear Tire & Rubber	0.9	369,058	11,921
Kohl’s	0.7	204,750	8,958
Macy’s	0.7	249,240	9,234
Omnicom Group	0.7	106,508	9,053
Other Securities(A)	5.7		76,690

			135,958

Consumer Staples — 6.9%
CVS Health	0.7	111,992	9,966
Kroger	0.7	310,514	9,216
Philip Morris International	1.0	133,028	12,933
Tyson Foods, Cl A	0.9	152,753	11,406
Other Securities	3.6		47,459

			90,980

Energy — 10.4%
BP ADR(A)	0.9	352,110	12,380
Chevron	0.9	115,452	11,882
Devon Energy	0.7	204,395	9,016
Exxon Mobil	1.1	166,057	14,494
Occidental Petroleum	0.8	146,728	10,699
Phillips 66	0.7	121,518	9,788
Valero Energy	0.7	170,168	9,019
Other Securities(A)	4.6		60,884

			138,162

Financials — 22.5%
Aflac	0.9	173,489	12,469
Bank of America	2.4	2,036,175	31,866
Berkshire Hathaway, Cl B*	0.7	60,939	8,804
Citigroup	1.4	378,272	17,866
JPMorgan Chase	2.6	510,041	33,964
MetLife	2.0	588,502	26,147
PNC Financial Services Group	0.9	130,000	11,712
State Street	0.9	172,944	12,042
Voya Financial	1.1	496,151	14,299
Other Securities‡(A)(B)	9.6		129,251

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

			$298,420

Health Care — 13.5%
Amgen, Cl A	1.0%	77,482	12,925
Anthem	0.7	73,740	9,240
Gilead Sciences	0.8	125,409	9,922
Johnson & Johnson	2.2	243,250	28,735
Merck	1.0	216,717	13,525
Pfizer	1.1	449,009	15,208
UnitedHealth Group	0.7	70,482	9,867
Other Securities	6.0		80,250

			179,672

Industrials — 9.5%
American Airlines Group	0.7	241,287	8,834
Delta Air Lines, Cl A	1.1	363,710	14,316
Illinois Tool Works	0.8	87,772	10,519
WW Grainger(A)	0.7	38,001	8,544
Other Securities	6.2		83,923

			126,136

Information Technology — 11.3%
Automatic Data Processing	0.7	103,513	9,130
Cisco Systems	1.0	427,709	13,567
Hewlett Packard Enterprise	1.0	580,558	13,208
Intel	1.2	435,126	16,426
Microchip Technology(A)	0.7	148,088	9,202
Micron Technology*	0.7	498,716	8,867
Qualcomm	1.2	229,873	15,746
Other Securities(A)	4.8		64,234

			150,380

Materials — 4.9%
Eastman Chemical	0.6	126,251	8,545
International Paper	0.8	210,607	10,105
Reliance Steel & Aluminum	0.6	120,206	8,658
Other Securities	2.9		37,406

			64,714

Real Estate — 1.0%
Other Securities‡	1.0		13,891

Telecommunication Services — 1.7%
Verizon Communications	0.9	214,992	11,175
Other Securities	0.8		11,266

			22,441

Utilities — 4.6%
Entergy	0.7	127,953	9,818
Exelon	1.1	452,364	15,059
Public Service Enterprise Group	1.0	307,492	12,875
Other Securities	1.8		23,417

			61,169

Total Common Stock (Cost $1,110,077) ($ Thousands)			1,281,923

SEI Institutional Managed Trust / Annual Report / September 30, 2016	53

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Value Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.0%

Other Securities	0.0%		$25

Total U.S. Treasury Obligation (Cost $25) ($ Thousands)			25

AFFILIATED PARTNERSHIP — 3.7%
SEI Liquidity Fund, L.P. 0.440% **†(C)	3.7	49,706,717	49,707

Total Affiliated Partnership (Cost $49,707) ($ Thousands)			49,707

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	3.6	47,204,335	47,204

Total Cash Equivalent (Cost $47,204) ($ Thousands)			47,204

Total Investments — 103.8% (Cost $1,207,013) ($ Thousands)			$1,378,859

Percentages are based on a Net Assets of $1,328,198 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $49,352 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2016, such securities amounted to $9,714 ($ Thousands), or 0.73% of Net Assets (see Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $49,707 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,281,923	$–	$–	$1,281,923
U.S. Treasury Obligation	–	25	–	25
Affiliated Partnership	–	49,707	–	49,707
Cash Equivalent	47,204	–	–	47,204

Total Investments in Securities	$1,329,127	$49,732	$–	$1,378,859

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Growth Fund

Sector Weightings †:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK†† — 95.9%

Consumer Discretionary — 15.8%
Amazon.com, Cl A*	2.7%	46,767	$39,159
Dollar General	0.9	181,933	12,734
Home Depot	0.8	92,651	11,922
L Brands	1.7	344,343	24,369
Liberty Global, Cl A*	0.6	263,697	9,013
Liberty Global, Cl C*	0.7	323,698	10,695
Liberty Interactive QVC Group, Cl A*	2.2	1,566,328	31,342
NetFlix*	0.8	120,124	11,838
Nike, Cl B	0.8	219,690	11,567
Priceline Group*	0.8	7,892	11,613
TripAdvisor*	1.8	419,085	26,478
Other Securities(A)	2.0		27,375

			228,105

Consumer Staples — 5.5%
Anheuser-Busch InBev ADR	0.8	87,507	11,499
Constellation Brands, Cl A	1.2	104,035	17,321
Costco Wholesale	0.6	60,557	9,235
Walgreens Boots Alliance	1.1	205,556	16,572
Other Securities	1.8		25,574

			80,201

Energy — 1.2%
Other Securities	1.2		17,318

Financials — 3.2%
Berkshire Hathaway, Cl B*	1.1	104,419	15,085
Intercontinental Exchange	1.9	102,706	27,665
Other Securities	0.2		3,363

			46,113

Health Care — 18.4%
Alexion Pharmaceuticals*	0.9	113,605	13,921
Allergan*	2.2	136,819	31,511
Becton Dickinson	1.0	81,304	14,613
Biogen*	2.9	133,179	41,689
Celgene, Cl A*	2.4	328,873	34,377

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DENTSPLY SIRONA	1.2%	298,269	$17,726
Illumina*	0.8	61,671	11,203
Novo Nordisk ADR	0.7	260,343	10,828
Quintiles Transnational*	1.3	226,064	18,325
Regeneron Pharmaceuticals*	0.8	28,149	11,316
UnitedHealth Group	2.3	238,659	33,412
Other Securities(A)	1.9		27,098

			266,019

Industrials — 5.1%
Nielsen Holdings	1.5	397,806	21,311
TransDigm Group*	0.7	35,540	10,275
Other Securities	2.9		42,644

			74,230

Information Technology — 40.3%
Activision Blizzard	0.8	270,819	11,997
Alphabet, Cl A*	4.7	83,962	67,510
Alphabet, Cl C*	1.6	28,869	22,440
Apple	1.0	133,029	15,039
eBay*	2.1	935,848	30,789
Electronic Arts*	2.4	405,875	34,662
Facebook, Cl A*	4.1	465,968	59,770
Fiserv, Cl A*	0.6	93,185	9,269
FleetCor Technologies*	0.8	65,197	11,327
Global Payments	0.6	119,098	9,142
Intuit	1.5	191,540	21,071
MasterCard, Cl A	2.1	293,441	29,863
Microsoft	3.9	977,374	56,297
PayPal Holdings*	2.5	874,367	35,823
Qualcomm	3.0	623,798	42,730
Symantec, Cl A	1.0	596,567	14,974
Tencent Holdings ADR	0.8	436,761	12,175
Visa, Cl A	4.6	799,040	66,081
Other Securities	2.2		32,210

			583,169

Materials — 1.8%
Sherwin-Williams, Cl A	1.0	53,333	14,755
Other Securities	0.8		10,866

			25,621

Real Estate — 3.9%
Crown Castle International‡	2.7	410,045	38,630
Equinix‡	1.2	49,967	18,001

			56,631

Telecommunication Services — 0.7%
Other Securities	0.7		10,586

Total Common Stock (Cost $1,053,964) ($ Thousands)			1,387,993

SEI Institutional Managed Trust / Annual Report / September 30, 2016	55

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Growth Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.0%

Other Securities	0.0%		$25

Total U.S. Treasury Obligation (Cost $25) ($ Thousands)			25

AFFILIATED PARTNERSHIP — 0.3%
SEI Liquidity Fund, L.P. 0.440% **†(B)	0.3	4,044,105	4,044

Total Affiliated Partnership (Cost $4,044) ($ Thousands)			4,044

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	4.3	62,625,698	62,626

Total Cash Equivalent (Cost $62,626) ($ Thousands)			62,626

Total Investments — 100.5% (Cost $1,120,659) ($ Thousands)			$1,454,688

Percentages are based on a Net Assets of $1,446,920 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $3,948 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $4,044 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,387,993	$–	$–	$1,387,993
U.S. Treasury Obligation	–	25	–	25
Affiliated Partnership	–	4,044	–	4,044
Cash Equivalent	62,626	–	–	62,626

Total Investments in Securities	$1,450,619	$4,069	$–	$1,454,688

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Large Cap Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Consumer Discretionary — 13.1%
Amazon.com, Cl A*	1.1%	49,176	$41,176
General Motors	0.7	839,917	26,684
L Brands	0.7	364,619	25,804
Liberty Interactive QVC Group, Cl A*	0.7	1,198,119	23,974
TripAdvisor*	0.6	326,096	20,603
Other Securities(A)	9.3		335,612

			473,853

Consumer Staples — 6.6%
Tyson Foods, Cl A	0.7	359,376	26,835
Walgreens Boots Alliance	0.6	289,947	23,376
Wal-Mart Stores	0.6	276,893	19,969
Other Securities	4.7		168,348

			238,528

Energy — 6.1%
BP ADR(A)	0.6	639,751	22,494
Chevron	0.6	213,036	21,926
Devon Energy	0.7	606,496	26,752
Other Securities(A)	4.2		148,481

			219,653

Financials — 13.8%
Aflac	0.5	255,654	18,374
Bank of America	1.0	2,378,236	37,219
Berkshire Hathaway, Cl B*	0.6	148,096	21,395
Citigroup	0.5	379,987	17,947
Intercontinental Exchange	0.5	72,626	19,563
JPMorgan Chase	1.2	651,575	43,388
MetLife	0.7	591,627	26,286
Voya Financial	0.5	615,401	17,736
Wells Fargo	0.5	427,725	18,940
Other Securities‡(A)(B)	7.8		279,502

			500,350

Health Care — 13.7%
Allergan*	0.6	89,650	20,647

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Amgen, Cl A	0.6%	120,417	$20,087
Biogen*	1.5	176,222	55,163
Celgene, Cl A*	1.0	340,478	35,590
Johnson & Johnson	0.7	224,386	26,507
Merck	0.5	290,561	18,134
Pfizer	0.7	706,138	23,917
UnitedHealth Group	0.5	127,790	17,891
Other Securities(A)	7.6		278,782

			496,718

Industrials — 7.3%
Delta Air Lines, Cl A	0.5	448,474	17,652
Northrop Grumman	0.5	88,312	18,894
Raytheon	0.5	135,818	18,489
Other Securities(A)	5.8		207,947

			262,982

Information Technology — 23.6%
Alphabet, Cl A*	1.6	72,514	58,306
Alphabet, Cl C*	0.7	31,880	24,780
Apple	1.0	329,490	37,249
eBay*	0.9	1,003,808	33,025
Electronic Arts*	0.9	396,259	33,841
Facebook, Cl A*	1.5	430,310	55,196
Hewlett Packard Enterprise	0.8	1,248,924	28,413
Intel	0.6	570,596	21,540
MasterCard, Cl A	1.1	394,592	40,158
Micron Technology*	0.8	1,497,104	26,619
Microsoft	1.3	834,465	48,065
PayPal Holdings*	0.8	706,306	28,937
Qualcomm	1.5	809,951	55,482
Visa, Cl A	1.3	556,476	46,021
Other Securities(A)	8.8		316,526

			854,158

Materials — 3.6%
International Paper	0.5	408,052	19,578
Other Securities(A)	3.1		111,675

			131,253

Real Estate — 2.1%
Crown Castle International‡	0.8	320,212	30,167
Equinix‡	0.5	48,540	17,486
Other Securities‡	0.8		30,233

			77,886

Telecommunication Services — 1.4%
Verizon Communications	0.7	483,896	25,153
Other Securities	0.7		26,603

			51,756

Utilities — 2.5%
Exelon	0.6	612,172	20,379
Other Securities	1.9		71,825

			92,204

SEI Institutional Managed Trust / Annual Report / September 30, 2016	57

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Large Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Total Common Stock (Cost $2,151,810) ($ Thousands)			$3,399,341

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0%		115

Total Rights (Cost $–) ($ Thousands)			115

U.S. TREASURY OBLIGATION — 0.0%

Other Securities (C)	0.0		1,005

Total U.S. Treasury Obligation (Cost $1,005) ($ Thousands)			1,005

AFFILIATED PARTNERSHIP — 3.1%
SEI Liquidity Fund, L.P. 0.440% **†(D)	3.1	111,916,706	111,917

Total Affiliated Partnership (Cost $111,917) ($ Thousands)			111,917

CASH EQUIVALENT — 6.1%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	6.1	222,381,770	222,382

Total Cash Equivalent (Cost $222,382) ($ Thousands)			222,382

Total Investments — 103.0% (Cost $2,487,114) ($ Thousands)			$3,734,760

A list of the open futures contracts held by the Fund at September 30, 2016 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)

S&P 500 Index E-MINI	146	Dec-2016	$23
S&P Mid Cap 400 Index E-MINI	12	Dec-2016	–

			$23

For the year ended September 30, 2016 the total amount of all open futures contracts, as presented in the table above, are represented of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,625,346 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $110,925 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2016, such securities amounted to $11,422 ($ Thousands), or 0.32% of Net Assets (see Note 2).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $111,917 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$3,399,341	$–	$–	$3,399,341
Rights	–	115	–	115
U.S. Treasury Obligation	–	1,005	–	1,005
Affiliated Partnership	–	111,917	–	111,917
Cash Equivalent	222,382	–	–	222,382

Total Investments in Securities	$3,621,723	$113,037	$–	$3,734,760

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$23	$—	$—	$23

Total Other Financial Instruments	$23	$—	$—	$23

*	Future contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

S&P 500 Index Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.0%

Consumer Discretionary — 12.0%
Amazon.com, Cl A*	1.7%	13,504	$11,307
Comcast, Cl A	0.8	82,348	5,463
Home Depot	0.8	42,409	5,457
McDonald’s	0.5	29,483	3,401
Starbucks	0.4	50,634	2,741
Walt Disney	0.7	50,644	4,703
Other Securities(A)	7.1		47,649

			80,721

Consumer Staples — 9.5%
Altria Group	0.6	66,973	4,235
Coca-Cola	0.8	133,949	5,669
CVS Health	0.5	36,852	3,279
PepsiCo	0.8	49,307	5,363
Philip Morris International	0.8	53,387	5,190
Procter & Gamble	1.2	92,231	8,278
Wal-Mart Stores	0.6	51,861	3,740
Other Securities	4.2		28,032

			63,786

Energy — 6.9%
Chevron	1.0	64,800	6,669
Exxon Mobil	1.9	142,846	12,468
Schlumberger, Cl A	0.6	48,000	3,775
Other Securities(A)	3.4		23,773

			46,685

Financials — 12.3%
Bank of America	0.8	349,945	5,477
Berkshire Hathaway, Cl B*	1.4	65,169	9,415
Citigroup	0.7	99,551	4,702
JPMorgan Chase	1.2	124,000	8,257
Wells Fargo	1.0	155,815	6,900
Other Securities	7.2		47,631

			82,382

Health Care — 13.9%
AbbVie	0.5	55,868	3,524
Allergan*	0.5	13,653	3,144
Amgen, Cl A	0.6	25,864	4,314

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bristol-Myers Squibb	0.5%	57,692	$3,111
Celgene, Cl A*	0.4	26,513	2,771
Gilead Sciences	0.5	45,166	3,573
Johnson & Johnson	1.7	94,012	11,106
Medtronic	0.6	47,772	4,127
Merck	0.9	95,174	5,940
Pfizer	1.1	208,656	7,067
UnitedHealth Group	0.7	32,660	4,572
Other Securities	5.9		39,753

			93,002

Industrials — 9.6%
3M	0.5	20,791	3,664
General Electric	1.4	307,709	9,114
Honeywell International	0.5	26,168	3,051
Union Pacific	0.4	28,801	2,809
Other Securities(A)	6.8		45,724

			64,362

Information Technology — 20.4%
Alphabet, Cl A*	1.2	10,167	8,175
Alphabet, Cl C*	1.2	10,095	7,847
Apple	3.1	185,182	20,935
Cisco Systems	0.8	172,861	5,483
Facebook, Cl A*	1.5	79,822	10,239
Intel	0.9	162,363	6,129
International Business Machines	0.7	29,846	4,741
MasterCard, Cl A	0.5	32,813	3,339
Microsoft	2.3	267,789	15,425
Oracle, Cl B	0.6	104,023	4,086
Qualcomm	0.5	50,754	3,477
Visa, Cl A	0.8	64,718	5,352
Other Securities(A)	6.3		41,622

			136,850

Materials — 2.8%
Other Securities	2.8		18,805

Real Estate — 2.9%
Other Securities‡	2.9		19,674

Telecommunication Services — 2.5%
AT&T	1.3	211,959	8,608
Verizon Communications	1.1	140,296	7,292
Other Securities	0.1		1,152

			17,052

Utilities — 3.2%
Other Securities	3.2		21,191

Total Common Stock (Cost $321,045) ($ Thousands)			644,510

SEI Institutional Managed Trust / Annual Report / September 30, 2016	59

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

S&P 500 Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%

Other Securities (B)	0.1%		$804

Total U.S. Treasury Obligations (Cost $804) ($ Thousands)			804

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P. 0.440% **†(C)	0.5	3,172,128	3,172

Total Affiliated Partnership (Cost $3,172) ($ Thousands)			3,172

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	2.3	15,140,528	15,141

Total Cash Equivalent (Cost $15,141) ($ Thousands)			15,141

Total Investments — 98.9% (Cost $340,162) ($ Thousands)			$663,627

A list of the open futures contracts held by the Fund at September 30, 2016 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation) ($ Thousands)

S&P 500 Index E-MINI	160	Dec-2016	$304

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $670,972 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $3,131 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $3,172 ($ Thousands).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P.— Limited Partnership

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$644,510	$–	$–	$644,510
U.S. Treasury Obligations	–	804	–	804
Affiliated Partnership	–	3,172	–	3,172
Cash Equivalent	15,141	–	–	15,141

Total Investments in Securities	$659,651	$3,976	$–	$663,627

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$304	$—	$—	$304

Total Other Financial Instruments	$304	$—	$—	$304

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Consumer Discretionary — 10.9%
Big Lots	0.5%	64,093	$3,060
Bright Horizons Family Solutions*	0.5	42,498	2,843
Fiesta Restaurant Group*	0.6	147,779	3,547
Jack in the Box	0.6	37,181	3,567
MDC Partners, Cl A(A)	0.6	353,676	3,791
Steven Madden*	0.5	83,077	2,871
Other Securities(A)	7.6		44,206

			63,885

Consumer Staples — 2.8%
Other Securities(A)	2.8		16,323

Energy — 4.5%
PBF Energy, Cl A	0.5	126,720	2,869
Other Securities(A)	4.0		23,831

			26,700

Financials — 14.0%
Argo Group International Holdings	0.5	53,181	3,000
FNB (Pennsylvania)	0.5	257,388	3,166
Green Dot, Cl A*	0.6	161,841	3,732
Hanover Insurance Group, Cl A	0.5	39,334	2,967
Investors Bancorp	0.5	260,858	3,133
OFG Bancorp	0.5	302,636	3,060
Wintrust Financial	0.8	79,383	4,411
Other Securities‡(A)	10.1		58,652

			82,121

Health Care — 14.0%
AMAG Pharmaceuticals*(A)	0.6	136,710	3,351
AMN Healthcare Services*	0.5	91,839	2,927
Analogic	0.4	29,849	2,645

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cynosure, Cl A*	0.7%	76,795	$3,912
Globus Medical, Cl A*(A)	0.5	122,619	2,767
Integra LifeSciences Holdings*	1.3	89,949	7,425
Lannett*(A)	0.5	110,280	2,930
Ligand Pharmaceuticals*	0.7	39,138	3,994
Molina Healthcare*(A)	0.6	61,824	3,606
Prestige Brands Holdings, Cl A*	0.8	96,657	4,666
Other Securities(A)	7.4		43,917

			82,140

Industrials — 16.0%
Apogee Enterprises	0.5	70,919	3,169
Atlas Air Worldwide Holdings*	0.6	80,224	3,435
EMCOR Group	0.5	52,082	3,105
ICF International, Cl A*	0.5	71,884	3,186
On Assignment*	0.6	92,090	3,342
WageWorks*	0.6	55,317	3,369
Wesco Aircraft Holdings*	0.5	201,182	2,702
Other Securities(A)	12.2		72,160

			94,468

Information Technology — 18.6%
Acxiom*	0.6	125,840	3,354
CalAmp*	0.5	219,948	3,068
Callidus Software*	0.5	173,491	3,184
Cavium*	0.7	70,945	4,129
Cornerstone OnDemand*	0.5	63,107	2,900
Exar*	0.5	313,097	2,915
FireEye*	0.5	194,618	2,867
Lumentum Holdings*(A)	0.5	72,414	3,025
Monolithic Power Systems	0.5	34,129	2,747
Open Text(A)	0.5	48,434	3,141
Proofpoint*	0.7	52,098	3,900
Take-Two Interactive Software, Cl A*	0.5	58,922	2,656
Other Securities(A)	12.1		71,734

			109,620

Materials — 4.1%
Berry Plastics Group*	0.6	81,534	3,575
Other Securities(A)	3.5		20,830

			24,405

Real Estate — 5.7%
Agree Realty‡	0.4	53,294	2,635
Colony Starwood Homes‡(A)	0.7	137,395	3,943
Gramercy Property Trust‡	0.5	278,764	2,687
Other Securities‡(A)	4.1		24,333

			33,598

Telecommunication Services — 0.3%
Other Securities(A)	0.3		1,860

Utilities — 2.9%
PNM Resources	0.6	114,941	3,761
Portland General Electric	0.5	70,881	3,019
Spire	0.5	48,138	3,068

SEI Institutional Managed Trust / Annual Report / September 30, 2016	61

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities(A)	1.3%		$7,328

			17,176

Total Common Stock (Cost $497,624) ($ Thousands)			552,296

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		1,000

Total Exchange Traded Fund (Cost $974) ($ Thousands)			1,000

RIGHTS — 0.0%
United States — 0.0%
Other Securities	0.0%		—

Total Rights (Cost $–) ($ Thousands)			—

U.S. TREASURY OBLIGATION — 0.1%

Other Securities (B)	0.1		550

Total U.S. Treasury Obligation (Cost $550) ($ Thousands)			550

AFFILIATED PARTNERSHIP — 8.9%
SEI Liquidity Fund, L.P. 0.440% **†(C)	8.9	52,352,212	52,352

Total Affiliated Partnership (Cost $52,352) ($ Thousands)			52,352

CASH EQUIVALENT — 6.1%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	6.1	35,775,093	35,775

Total Cash Equivalent (Cost $35,775) ($ Thousands)			35,775

Total Investments — 109.1% (Cost $587,275) ($ Thousands)			$641,973

A list of the open futures contracts held by the Fund at September 30, 2016 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)

Russell 2000 Index E-MINI	91	Dec-2016	$(38)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $588,415 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $51,461 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $52,352 ($ Thousands).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$552,296	$–	$–	$552,296
Exchange Traded Fund	1,000	–	–	1,000
Rights	–	–	–	–
U.S. Treasury Obligation	–	550	–	550
Affiliated Partnership	–	52,352	–	52,352
Cash Equivalent	35,775	–	–	35,775

Total Investments in Securities	$589,071	$52,902	$–	$641,973

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Depreciation	$(38)	$—	$—	$(38)

Total Other Financial Instruments	$(38)	$—	$—	$(38)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Value Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.9%

Consumer Discretionary — 8.7%
Big Lots(A)	0.4%	34,258	$1,636
Libbey	0.5	113,055	2,018
Matthews International, Cl A(A)	0.4	27,020	1,642
Other Securities(A)	7.4		27,098

			32,394

Consumer Staples — 4.0%
Sanderson Farms(A)	0.5	20,031	1,930
Other Securities(A)	3.5		13,125

			15,055

Energy — 5.7%
PBF Energy, Cl A(A)	0.6	100,508	2,276
Other Securities(A)	5.1		18,825

			21,101

Financials — 23.0%
Central Pacific Financial	0.5	72,803	1,834
CNO Financial Group	0.4	106,871	1,632
Customers Bancorp*(A)	0.4	64,300	1,618
First Commonwealth Financial	0.5	182,254	1,839
Fulton Financial(A)	0.7	167,050	2,426
Green Dot, Cl A*	0.5	80,924	1,866
Hanover Insurance Group, Cl A	0.6	30,346	2,289
Investors Bancorp	0.5	167,160	2,008
Kemper, Cl A(A)	0.5	44,447	1,748
Maiden Holdings(A)	0.6	175,865	2,232
Meridian Bancorp	0.6	134,614	2,096
National Bank Holdings, Cl A(A)	0.5	71,890	1,680
Northfield Bancorp	0.7	150,091	2,416
OFG Bancorp(A)	0.6	219,525	2,219
PacWest Bancorp	0.4	38,520	1,653
Popular	0.6	62,900	2,404
Starwood Property Trust‡	0.5	79,897	1,799
State Bank Financial	0.5	85,600	1,953
Other Securities‡(A)	13.4		50,000

			85,712

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 5.9%
Accuray*	0.6%	331,209	$2,110
Integra LifeSciences Holdings*	0.7	29,273	2,416
Lannett*(A)	0.5	74,604	1,982
Ligand Pharmaceuticals*(A)	0.5	18,870	1,926
Trinity Biotech ADR*	0.5	125,200	1,655
Other Securities(A)	3.1		11,794

			21,883

Industrials — 16.1%
ACCO Brands*	0.6	214,480	2,068
Atlas Air Worldwide Holdings*	0.6	56,390	2,415
BWX Technologies, Cl W	0.5	47,148	1,809
EMCOR Group	0.6	34,990	2,086
ICF International, Cl A*	0.6	54,664	2,423
KAR Auction Services	0.5	39,486	1,704
Triumph Group(A)	0.5	67,821	1,891
Other Securities(A)	12.2		45,750

			60,146

Information Technology — 12.6%
Exar*	0.5	208,974	1,945
NETGEAR*	0.5	31,721	1,919
Open Text	0.5	30,677	1,990
Sanmina*	0.7	89,010	2,534
SYNNEX	0.5	15,760	1,798
Other Securities(A)	9.9		36,713

			46,899

Materials — 5.1%
Innospec	0.5	29,911	1,819
Schweitzer-Mauduit International	0.4	42,088	1,623
Other Securities(A)	4.2		15,664

			19,106

Real Estate — 9.7%
Colony Starwood Homes‡(A)	0.9	114,777	3,294
EPR Properties, Cl A‡	0.4	20,515	1,615
Equity Commonwealth*‡	0.6	71,225	2,152
GEO Group‡(A)	0.4	69,447	1,652
Gramercy Property Trust‡(A)	0.4	168,979	1,629
Other Securities‡(A)	7.0		25,725

			36,067

Telecommunication Services — 0.4%
Other Securities(A)	0.4		1,366

Utilities — 3.7%
PNM Resources	0.7	77,025	2,520
Portland General Electric	0.8	66,477	2,831
Spire	0.5	27,070	1,725
Other Securities(A)	1.7		6,724

			13,800

Total Common Stock (Cost $304,053) ($ Thousands)			353,529

SEI Institutional Managed Trust / Annual Report / September 30, 2016	63

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Value Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2%		$749

Total Exchange Traded Fund (Cost $729) ($ Thousands)			749

U.S. TREASURY OBLIGATION — 0.2%

Other Securities (B)	0.2		805

Total U.S. Treasury Obligation (Cost $805) ($ Thousands)			805

AFFILIATED PARTNERSHIP — 27.9%
SEI Liquidity Fund, L.P. 0.440% **†(C)	27.9	104,012,713	104,013

Total Affiliated Partnership (Cost $104,013) ($ Thousands)			104,013

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	4.8	17,700,145	17,700

Total Cash Equivalent (Cost $17,700) ($ Thousands)			17,700

Total Investments — 128.0% (Cost $427,300) ($ Thousands)			$476,796

A list of the open futures contracts held by the Fund at September 30, 2016 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)

Russell 2000 Index E-MINI	19	Dec-2016	$(3)

For the year ended September 30, 2016 the total amount of all open futures contracts, as presented in the table above, are represented of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $372,465 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $102,682 ($ Thousands).
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $104,013 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$353,529	$–	$–	$353,529
Exchange Traded Fund	749	–	–	749
U.S. Treasury Obligation	–	805	–	805
Affiliated Partnership	–	104,013	–	104,013
Cash Equivalent	17,700	–	–	17,700

Total Investments in Securities	$371,978	$104,818	$–	$476,796

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Depreciation	$(3)	$—	$—	$(3)

Total Other Financial Instruments	$(3)	$—	$—	$(3)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK†† — 96.1%

Consumer Discretionary — 15.6%
2U*(A)	0.8%	64,602	$2,474
Bright Horizons Family Solutions*	0.9	45,102	3,017
Core-Mark Holding, Cl A	0.6	57,387	2,054
Fiesta Restaurant Group*	0.7	88,056	2,113
Jack in the Box	0.8	26,199	2,513
MDC Partners, Cl A(A)	0.5	154,346	1,655
Monro Muffler	0.6	30,140	1,844
National CineMedia	0.7	151,530	2,230
Planet Fitness, Cl A*	0.6	91,915	1,845
Other Securities(A)	9.4		30,390

			50,135

Consumer Staples — 3.0%
Spectrum Brands Holdings(A)	0.9	21,998	3,029
Other Securities(A)	2.1		6,578

			9,607

Energy — 2.0%
Other Securities(A)	2.0		6,577

Financials — 4.5%
Other Securities(A)(B)(C)	4.5		14,522

Health Care — 21.6%
AMAG Pharmaceuticals*(A)	0.7	89,156	2,185
AMN Healthcare Services*	1.0	98,966	3,154
Cynosure, Cl A*	0.8	51,780	2,638
INC Research Holdings, Cl A*	0.6	44,901	2,002
Integra LifeSciences Holdings*	0.8	31,756	2,621
Ligand Pharmaceuticals*	0.9	27,700	2,827
Medidata Solutions*	0.5	31,396	1,751
Molina Healthcare*	0.7	37,932	2,212
Nevro*	0.6	17,370	1,813
Prestige Brands Holdings, Cl A*	1.0	67,487	3,258

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Supernus Pharmaceuticals*	0.5%	67,751	$1,675
Other Securities(A)	13.5		43,258

			69,394

Industrials — 18.3%
Apogee Enterprises	0.8	56,608	2,530
Deluxe	1.2	59,800	3,996
Heritage-Crystal Clean*	0.5	123,630	1,642
Huron Consulting Group*(A)	0.6	29,411	1,758
John Bean Technologies, Cl A	0.6	27,265	1,923
MasTec*	0.5	57,929	1,723
On Assignment*	0.6	51,585	1,872
Swift Transportation, Cl A*	0.6	93,151	2,000
Tennant(A)	0.5	25,937	1,681
WageWorks*	0.6	33,063	2,014
Other Securities(A)	11.8		37,925

			59,064

Information Technology — 25.2%
Acxiom*	0.6	78,734	2,098
Blackbaud, Cl A	0.6	28,948	1,920
CalAmp*	0.6	150,093	2,094
Callidus Software*	0.9	153,824	2,823
Cavium*	0.8	43,795	2,549
Cornerstone OnDemand*	0.6	39,136	1,798
Euronet Worldwide*	0.6	22,470	1,839
FireEye*	0.6	122,884	1,810
Guidewire Software, Cl Z*	0.5	27,349	1,640
Littelfuse	0.9	21,395	2,756
LogMeIn*	0.5	18,204	1,645
Lumentum Holdings*	0.9	68,350	2,855
Monolithic Power Systems	1.0	39,791	3,203
Perficient*	0.5	88,245	1,778
Proofpoint*	0.9	40,412	3,025
Other Securities(A)	14.7		47,224

			81,057

Materials — 4.0%
Berry Plastics Group*	1.2	86,692	3,801
Sensient Technologies	0.6	25,375	1,923
Other Securities(A)	2.2		7,027

			12,751

Real Estate — 1.4%
National Storage Affiliates Trust‡	0.6	91,120	1,908
Other Securities‡(A)	0.8		2,520

			4,428

Telecommunication Services — 0.5%
8x8*	0.5	110,207	1,700

SEI Institutional Managed Trust / Annual Report / September 30, 2016	65

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Growth Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Total Common Stock (Cost $293,595) ($ Thousands)			$309,235

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0%		—

Total Rights (Cost $–) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 9.7%
SEI Liquidity Fund, L.P. 0.440% **†(D)	9.7	31,160,567	31,161

Total Affiliated Partnership (Cost $31,161) ($ Thousands)			31,161

CASH EQUIVALENT — 3.9%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	3.9	12,401,264	12,401

Total Cash Equivalent (Cost $12,401) ($ Thousands)			12,401

Total Investments — 109.7% (Cost $337,157)($ Thousands)			$352,797

Percentages are based on a Net Assets of $321,736 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016, was $30,880 ($ Thousands).
(B)	Certain securities considered illiquid. The total value of such certain securities as of September 30, 2016 was $58 ($ Thousands) and represented 0.0% of Net Assets (Unaudited).
(C)	Certain securities considered restricted. The total market value of such certain securities as of September 30, 2016 was $58 ($ Thousands) and represented 0.0% of Net Assets.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $31,161 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total

Common Stock	$309,177	$–	$58	$309,235
Rights	–	–	–	–
Affiliated Partnership	–	31,161	–	31,161
Cash Equivalent	12,401	–	–	12,401

Total Investments in Securities	$321,578	$31,161	$58	$352,797

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Consumer Discretionary — 10.8%
Aramark	0.4%	66,097	$2,514
Big Lots(A)	0.4	60,114	2,870
Lithia Motors, Cl A	0.6	43,282	4,134
Pool	0.4	32,128	3,037
Other Securities(A)	9.0		61,735

			74,290

Consumer Staples — 3.4%
Ingredion	0.5	27,141	3,611
Other Securities(A)	2.9		19,720

			23,331

Energy — 5.0%
Concho Resources*	0.4	20,638	2,835
Parsley Energy, Cl A*	0.3	70,099	2,349
World Fuel Services	0.4	59,253	2,741
Other Securities(A)	3.9		26,926

			34,851

Financials — 13.6%
BGC Partners, Cl A	0.5	398,000	3,483
Green Dot, Cl A*	0.6	181,408	4,183
Hanover Insurance Group, Cl A	0.4	38,140	2,877
MB Financial	0.3	63,446	2,413
OFG Bancorp	0.6	426,661	4,314
PacWest Bancorp(A)	0.6	98,114	4,210
Starwood Property Trust‡	0.5	138,635	3,122
Western Alliance Bancorp*	0.4	71,507	2,684
Other Securities‡(A)	9.7		66,626

			93,912

Health Care — 12.0%
Akorn*(A)	0.4	92,909	2,533
Align Technology*	0.4	26,782	2,511
Community Health Systems*(A)	0.4	210,131	2,425
DexCom*(A)	0.3	26,872	2,356
Integra LifeSciences Holdings*	0.6	50,072	4,133

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lannett*(A)	0.5%	130,610	$3,470
Ligand Pharmaceuticals*(A)	0.8	55,043	5,618
Quintiles Transnational*	0.4	31,043	2,516
Other Securities(A)	8.2		57,240

			82,802

Industrials — 16.9%
Acacia Research*	0.4	425,615	2,775
ACCO Brands*	0.4	285,499	2,752
Atlas Air Worldwide Holdings*(A)	0.6	98,024	4,197
BWX Technologies, Cl W	0.8	142,775	5,478
Carlisle	0.5	34,980	3,588
Crane, Cl A	0.5	51,163	3,224
Dycom Industries*(A)	0.3	28,929	2,366
Genesee & Wyoming, Cl A*(A)	0.6	58,031	4,001
KAR Auction Services	0.5	85,739	3,700
Wesco Aircraft Holdings*(A)	0.4	209,569	2,815
Other Securities(A)	11.9		81,901

			116,797

Information Technology — 17.3%
Cirrus Logic*	0.3	44,230	2,351
Convergys	0.4	84,081	2,558
CoStar Group*	0.4	11,236	2,433
IAC*	0.5	49,937	3,120
InterDigital	0.4	32,257	2,555
Open Text	0.5	52,506	3,406
OSI Systems*	0.4	37,509	2,452
Zebra Technologies, Cl A*(A)	0.4	38,075	2,650
Other Securities(A)	14.0		97,737

			119,262

Materials — 6.2%
Avery Dennison	0.3	30,430	2,367
FMC	0.4	62,794	3,035
Silgan Holdings(A)	0.4	50,049	2,532
Other Securities(A)	5.1		34,810

			42,744

Real Estate — 7.2%
EPR Properties, Cl A‡	0.4	33,739	2,657
Forest City Realty Trust, Cl A‡	0.3	104,433	2,416
Highwoods Properties‡	0.5	65,492	3,413
Howard Hughes*(A)	0.6	34,536	3,954
Medical Properties Trust‡(A)	0.4	190,106	2,808
Other Securities‡(A)	5.0		34,646

			49,894

Telecommunication Services — 0.4%
Other Securities(A)	0.4		2,826

Utilities — 2.3%
Other Securities(A)	2.3		16,105

SEI Institutional Managed Trust / Annual Report / September 30, 2016	67

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Total Common Stock (Cost $462,053) ($ Thousands)			$656,814

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0%		12

Total Rights (Cost $–) ($ Thousands)			12

U.S. TREASURY OBLIGATION — 0.0%

Other Securities (B)	0.0		320

Total U.S. Treasury Obligation (Cost $320) ($ Thousands)			320

AFFILIATED PARTNERSHIP — 26.2%
SEI Liquidity Fund, L.P. 0.440% **†(C)	26.2	180,708,367	180,708

Total Affiliated Partnership (Cost $180,708) ($ Thousands)			180,708

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	4.9	33,688,560	33,689

Total Cash Equivalent (Cost $33,689) ($ Thousands)			33,689

Total Investments — 126.2% (Cost $676,770) ($ Thousands)			$871,543

A list of the open futures contracts held by the Fund at September 30, 2016, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

Russell 2000 Index E-MINI	24	Dec-2016	$5
S&P Mid Cap 400 Index E-MINI	20	Dec-2016	(3)

			$2

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $690,473 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $178,774 ($ Thousands).
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $180,708 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$656,814	$–	$–	$656,814
Rights	–	12	–	12
U.S. Treasury Obligation	–	320	–	320
Affiliated Partnership	–	180,708	–	180,708
Cash Equivalent	33,689	–	–	33,689

Total Investments in Securities	$690,503	$181,040	$–	$871,543

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$5	$—	$—	$5
Unrealized Depreciation	(3)	—	—	(3)

Total Other Financial Instruments	$2	$—	$—	$2

*	Futures contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Mid-Cap Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Consumer Discretionary — 14.2%
Best Buy	0.8%	18,400	$702
Genuine Parts	0.8	6,700	673
Lear	0.7	5,300	642
Macy’s	0.8	18,200	674
PVH	0.7	5,700	630
Royal Caribbean Cruises(A)	0.7	8,600	645
Other Securities(A)	9.7		8,720

			12,686

Consumer Staples — 6.0%
Clorox	0.7	5,300	663
ConAgra Foods	0.8	15,900	749
Dr Pepper Snapple Group	0.8	7,500	685
JM Smucker	0.7	4,600	623
Tyson Foods, Cl A	1.0	11,600	866
Other Securities(A)	2.0		1,767

			5,353

Energy — 4.5%
Marathon Petroleum	0.9	19,200	779
Tesoro	0.7	7,800	621
Other Securities(A)	2.9		2,643

			4,043

Financials — 10.4%
Ally Financial	0.7	32,800	639
Ameriprise Financial	0.8	6,900	688
Raymond James Financial	0.7	10,600	617
Regions Financial	0.7	62,300	615
SunTrust Banks	0.9	18,200	797
Other Securities‡(A)	6.6		5,945

			9,301

Health Care — 11.4%
C.R. Bard	0.8	3,300	740
Cerner*(A)	0.8	11,200	692
Edwards Lifesciences, Cl A*	1.1	8,400	1,013
Hologic*	0.7	16,600	644
Incyte*	0.8	7,700	726

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intuitive Surgical*	0.9%	1,150	$833
Mallinckrodt*	0.7	9,000	628
Other Securities	5.6		4,914

			10,190

Industrials — 11.9%
Cummins	0.9	5,800	743
Huntington Ingalls Industries, Cl A	0.7	4,200	644
Ingersoll-Rand	0.8	10,800	734
PACCAR	0.8	12,100	711
Stanley Black & Decker	0.8	6,000	738
Textron	0.7	15,900	632
United Continental Holdings*	0.9	15,700	824
Other Securities(A)	6.3		5,550

			10,576

Information Technology — 16.0%
Citrix Systems*	0.7	7,600	648
IAC*	0.7	10,000	625
Linear Technology	0.7	10,800	640
Symantec, Cl A	0.9	31,600	793
Synopsys*	0.7	10,500	623
Other Securities(A)	12.3		10,913

			14,242

Materials — 5.5%
Celanese, Ser A	0.7	9,300	619
Newmont Mining	1.0	21,700	853
Nucor	0.7	13,500	667
Other Securities(A)	3.1		2,776

			4,915

Real Estate — 9.5%
General Growth Properties‡	0.7	22,300	616
HCP‡	0.8	18,900	717
ProLogis‡	0.9	14,600	782
Other Securities‡(A)	7.1		6,340

			8,455

Telecommunication Services — 0.3%
Other Securities	0.3		215

Utilities — 7.6%
AES	0.7	51,200	658
DTE Energy	0.8	7,500	703
Entergy	0.8	8,500	652
Eversource Energy	0.7	11,600	629
PPL	0.9	22,300	771
Public Service Enterprise Group	0.8	17,500	733
UGI	0.7	14,100	638
Other Securities	2.2		1,994

			6,778

Total Common Stock (Cost $79,974) ($ Thousands)			86,754

SEI Institutional Managed Trust / Annual Report / September 30, 2016	69

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Mid-Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%

Other Securities (B)	0.1%		$50

Total U.S. Treasury Obligation (Cost $50) ($ Thousands)			50

AFFILIATED PARTNERSHIP — 6.4%
SEI Liquidity Fund, L.P.
0.440% **†(C)	6.4	5,714,002	5,714

Total Affiliated Partnership (Cost $5,714) ($ Thousands)			5,714

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl A
0.220% **†	2.5	2,188,571	2,189

Total Cash Equivalent (Cost $2,189) ($ Thousands)			2,189

Total Investments — 106.3% (Cost $87,927)($ Thousands)			$94,707

Percentages are based on a Net Assets of $89,130 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2016, (see Note 10). The total market value of securities on loan at September 30, 2016, was $5,670 ($ Thousands).
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total value of such securities as of September 30, 2016 was $5,714 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$86,754	$–	$–	$86,754
U.S. Treasury Obligation	–	50	–	50
Affiliated Partnership	–	5,714	–	5,714
Cash Equivalent	2,189	–	–	2,189

Total Investments in Securities	$88,943	$5,764	$–	$94,707

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

70	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Managed Volatility Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.4%

Consumer Discretionary — 10.3%
Aramark	0.6%	242,246	$9,213
Cheesecake Factory	0.6	178,130	8,917
McDonald’s	0.9	124,799	14,397
Michael Kors Holdings*	0.6	200,786	9,395
Target, Cl A	1.3	301,008	20,673
Other Securities	6.3		103,176

			165,771

Consumer Staples — 17.7%
Altria Group	1.3	329,611	20,841
Clorox	0.6	83,056	10,397
Costco Wholesale	0.7	74,318	11,334
Dr Pepper Snapple Group	1.6	287,944	26,292
General Mills	0.7	168,008	10,732
Kimberly-Clark	0.8	96,029	12,113
Kroger	0.6	316,876	9,405
McCormick	0.7	111,502	11,141
PepsiCo	1.1	157,328	17,113
Philip Morris International	1.0	165,454	16,085
SYSCO, Cl A	1.0	325,257	15,941
Tyson Foods, Cl A	0.8	166,658	12,444
Wal-Mart Stores	2.0	441,835	31,865
Other Securities	4.8		79,792

			285,495

Energy — 0.8%
Exxon Mobil	0.6	111,500	9,732
Other Securities	0.2		2,404

			12,136

Financials — 14.3%
Axis Capital Holdings	0.8	228,855	12,434
Berkshire Hathaway, Cl B*	0.7	75,500	10,908
CBOE Holdings	0.8	210,763	13,668
Everest Re Group	1.2	98,136	18,643
RenaissanceRe Holdings	0.7	96,068	11,543
Travelers	1.0	136,430	15,628
Validus Holdings	1.0	309,657	15,427

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities‡	8.1%		$132,748

			230,999

Health Care — 16.2%
Bristol-Myers Squibb	0.6	175,186	9,446
Cardinal Health	1.0	198,143	15,396
Johnson & Johnson	2.2	299,129	35,336
McKesson	0.7	69,018	11,509
Merck	1.4	366,497	22,873
Pfizer	1.3	638,521	21,627
Quest Diagnostics	0.6	118,057	9,991
Teleflex	0.6	55,217	9,279
Other Securities	7.8		126,916

			262,373

Industrials — 7.1%
Lockheed Martin	0.8	54,845	13,147
Northrop Grumman	0.6	47,300	10,120
Raytheon	0.6	66,945	9,113
Waste Management	0.7	180,423	11,504
Other Securities	4.4		70,415

			114,299

Information Technology — 11.9%
Amdocs	1.5	427,486	24,730
Cisco Systems	0.6	293,400	9,307
Intel	0.6	264,400	9,981
International Business Machines	0.8	76,760	12,193
Symantec, Cl A	0.9	590,040	14,810
Other Securities	7.5		120,949

			191,970

Materials — 1.9%
Other Securities	1.9		31,211

Real Estate — 2.5%
Other Securities‡	2.5		40,848

Telecommunication Services — 5.8%
AT&T	2.1	843,923	34,272
Verizon Communications	2.1	649,368	33,754
Other Securities	1.6		25,686

			93,712

Utilities — 8.9%
American Electric Power	0.8	203,085	13,040
Edison International	0.7	153,245	11,072
Entergy	0.8	177,552	13,623
Public Service Enterprise Group	0.7	284,103	11,895
Southern	0.7	217,141	11,139
Other Securities	5.2		83,048

			143,817

Total Common Stock (Cost $1,355,387) ($ Thousands)			1,572,631

SEI Institutional Managed Trust / Annual Report / September 30, 2016	71

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.0%

Other Securities (A)	0.0%		$965

Total U.S. Treasury Obligation (Cost $965) ($ Thousands)			965

CASH EQUIVALENT — 2.4%
SEI Daily Income Trust, Government Fund, Cl A
0.220% **†	2.4	39,118,496	39,118

Total Cash Equivalent (Cost $39,118) ($ Thousands)			39,118

Total Investments — 99.8% (Cost $1,395,470)($ Thousands)			$1,612,714

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)

S&P 500 Index E-MINI	238	Dec-2016	$(102)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $1,615,168 ($ Thousands).
*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

CI — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,572,631	$–	$–	$1,572,631
U.S. Treasury Obligation	–	965	–	965
Cash Equivalent	39,118	–	–	39,118

Total Investments in Securities	$1,611,749	$965	$–	$1,612,714

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Depreciation	$(102)	$—	$—	$(102)

Total Other Financial Instruments	$(102)	$—	$—	$(102)

*	Futures Contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.6%

Australia — 4.3%
Wesfarmers	0.8%	400,112	$13,565
Other Securities ‡	3.5%		60,358

			73,923

Austria — 0.9%
Other Securities	0.9		16,361

Belgium — 0.3%
Other Securities ‡	0.3		5,896

Canada — 9.2%
Bank of Montreal	0.6	162,917	10,657
BCE	0.7	250,039	11,547
Rogers Communications, Cl B	1.1	428,024	18,127
Other Securities ‡	6.8		118,027

			158,358

Denmark — 0.8%
Other Securities	0.8		14,427

Finland — 0.0%
Other Securities	0.0		429

France — 0.2%
Other Securities	0.2		3,003

Germany — 1.1%
Other Securities (A)	1.1		18,905

Guernsey — 0.6%
Amdocs	0.6	174,841	10,115

Hong Kong — 3.2%
CLP Holdings, Cl B	1.2	1,939,046	20,115
Other Securities ‡(A)	2.0		34,823

			54,938

Ireland — 0.1%
Other Securities ‡	0.1		1,376

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 1.4%
Bank Hapoalim	0.7%	2,047,460	$11,613
Other Securities	0.7		12,611

			24,224

Italy — 1.0%
Other Securities	1.0		17,482

Japan — 7.4%
NTT DOCOMO	0.6	400,492	10,193
Other Securities ‡	6.8		117,844

			128,037

Luxembourg — 0.1%
Other Securities	0.1		1,245

Netherlands — 0.3%
Other Securities	0.3		4,493

New Zealand — 2.4%
Other Securities ‡	2.4		40,937

Norway — 2.4%
Norsk Hydro	0.6	2,572,894	11,090
Orkla	0.7	1,248,316	12,908
Telenor	0.7	652,264	11,195
Other Securities	0.4		6,527

			41,720

Portugal — 0.1%
Other Securities	0.1		2,113

Singapore — 1.1%
Other Securities ‡	1.1		18,887

Spain — 1.8%
Red Electrica	0.6	481,326	10,388
Other Securities	1.2		21,274

			31,662

Sweden — 1.2%
Swedish Match	0.8	360,153	13,241
Other Securities	0.4		7,469

			20,710

Switzerland — 4.3%
Nestle	1.3	271,140	21,411
Other Securities	3.0		51,951

			73,362

United Kingdom — 4.9%
British American Tobacco	0.6	165,864	10,635
Imperial Brands	0.9	288,753	14,923
Other Securities ‡	3.4		58,451

			84,009

United States — 44.5%
Altria Group	0.8	221,141	13,983
AmerisourceBergen	0.7	140,293	11,333

SEI Institutional Managed Trust / Annual Report / September 30, 2016	73

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AT&T	1.1%	483,387	$19,630
C.R. Bard	0.7	51,707	11,597
Cardinal Health	0.6	134,707	10,467
Church & Dwight	0.6	227,952	10,923
Clorox	1.2	168,546	21,099
Coca-Cola	0.6	258,267	10,930
Colgate-Palmolive	0.6	145,431	10,782
DaVita HealthCare Partners *	0.7	171,636	11,340
Estee Lauder, Cl A	0.6	115,533	10,232
Fresh Del Monte Produce	0.7	196,100	11,746
General Mills	1.0	275,123	17,575
Henry Schein *	0.6	63,568	10,360
Johnson & Johnson	0.9	126,488	14,942
Kellogg	0.6	133,497	10,342
Kimberly-Clark	1.2	162,723	20,526
McCormick	0.6	103,839	10,376
McDonald’s	0.7	110,050	12,695
Merck	0.6	168,977	10,546
PepsiCo	0.8	125,828	13,686
Pfizer	0.6	300,268	10,170
Philip Morris International	0.6	109,808	10,676
Procter & Gamble	1.1	200,966	18,037
Quest Diagnostics	0.7	132,457	11,210
Reliance Steel & Aluminum	0.6	148,601	10,704
Republic Services	0.7	221,347	11,167
Southern	0.6	215,618	11,061
Spectrum Brands Holdings	0.7	85,005	11,704
SYSCO, Cl A	1.3	462,691	22,677
Teleflex	0.6	64,954	10,916
United Parcel Service, Cl B	0.6	100,910	11,036
Wal-Mart Stores	1.2	287,665	20,746
Waste Management	0.7	180,447	11,505
Other Securities ‡	18.6		320,170

			766,889

Total Common Stock (Cost $1,406,520) ($ Thousands)			1,613,501

PREFERRED STOCK — 0.3%

Germany — 0.3%
Other Securities	0.3		4,218

Sweden — 0.0%
Other Securities	0.0		546

Total Preferred Stock (Cost $4,580) ($ Thousands)			4,764

RIGHT — 0.0%

United Kingdom — 0.0%
Other Securities	0.0%		2

Total Right (Cost $–) ($ Thousands)			2

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.3%

Other Securities (B)	0.%		$4,300

Total U.S. Treasury Obligation (Cost $4,299) ($ Thousands)			4,300

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Government Fund, Cl A
0.220% **†	4.8	83,471,339	83,471

Total Cash Equivalent (Cost $83,471) ($ Thousands)			83,471

Total Investments — 99.0% (Cost $1,498,870)($ Thousands)			$1,706,038

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

DJ Euro Stoxx 50 Index	238	Dec-2016	$72
FTSE 100 Index	61	Dec-2016	149
Hang Seng Index	8	Oct-2016	(6)
S&P 500 Index E-MINI	358	Dec-2016	(199)
SPI 200 Index	27	Dec-2016	71
Topix Index	41	Dec-2016	(11)

			$76

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

74	SEI Institutional Managed Trust / Annual Report / September 30, 2016

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)

10/28/16	USD	30	DKK	201	$—
10/28/16	USD	35	DKK	232	—
10/28/16	USD	3	SEK	28	—
10/28/16	USD	139	SEK	1,190	—
10/28/16	USD	194	SGD	264	—
10/28/16	USD	487	HKD	3,779	—
10/28/16	USD	192	AUD	251	—
10/28/16	USD	409	AUD	535	—
10/28/16	USD	356	NOK	2,878	4
10/28/16	USD	251	NOK	2,007	—
10/28/16	USD	133	CHF	129	—
10/28/16	USD	477	CHF	461	(1)
10/28/16	USD	617	NZD	848	(1)
10/28/16	USD	389	GBP	300	—
10/28/16	USD	441	GBP	339	—
10/28/16	USD	471	EUR	419	—
10/28/16	USD	616	EUR	547	(1)
10/28/16	USD	316	CAD	418	2
10/28/16	USD	1,003	CAD	1,315	(2)
10/28/16	USD	1,695	JPY	170,242	(12)
10/28/16	SGD	16,987	USD	12,492	26
10/28/16	DKK	25,951	USD	3,928	6
10/28/16	DKK	84	USD	13	—
10/28/16	NZD	36,376	USD	26,406	(13)
10/28/16	GBP	37,259	USD	48,367	(52)
10/28/16	CHF	38,264	USD	39,611	71
10/28/16	CHF	109	USD	113	—
10/28/16	AUD	88	USD	68	—
10/28/16	AUD	43,193	USD	32,973	(57)
10/28/16	EUR	62,735	USD	70,780	201
10/28/16	EUR	192	USD	215	(1)
10/28/16	SEK	106,124	USD	12,463	58
10/28/16	SEK	245	USD	28	—
10/28/16	CAD	108,544	USD	82,421	(195)
10/28/16	NOK	172,764	USD	21,315	(309)
10/28/16	HKD	670	USD	86	—
10/28/16	HKD	224,627	USD	28,969	(1)
10/28/16	JPY	6,491,083	USD	64,722	548
10/28/16	JPY	79,048	USD	778	(3)

					$268

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)

Brown Brothers Harriman	$(453,727)	$453,995	$268

For the year ended September 30, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $1,723,671 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $5,233 ($ Thousands), representing 0.3% of the net assets of the Fund.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CI — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,606,477	$7,024	$–	$1,613,501
Preferred Stock	4,764	–	–	4,764
Rights	2	–	–	2
U.S. Treasury Obligation	–	4,300	–	4,300
Cash Equivalent	83,471	–	–	83,471

Total Investments in Securities	$1,694,714	$11,324	$–	$1,706,038

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$292	$—	$—	$292
Unrealized Depreciation	(216)	—	—	(216)
Forwards Contracts *
Unrealized Appreciation	—	916	—	916
Unrealized Depreciation	—	(648)	—	(648)

Total Other Financial Instruments	$76	$268	$—	$344

SEI Institutional Managed Trust / Annual Report / September 30, 2016	75

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Concluded)

*    Futures contracts and forwards contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

76	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Managed Volatility Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.0%

Consumer Discretionary — 7.0%
McDonald’s	0.6%	62,343	$7,192
Target, Cl A	1.0	167,437	11,500
Other Securities	5.4		65,652

			84,344

Consumer Staples — 18.6%
Altria Group	1.4	261,314	16,523
Clorox	0.7	66,941	8,380
Colgate-Palmolive	0.7	108,720	8,060
Costco Wholesale	0.6	46,833	7,142
Dr Pepper Snapple Group	1.0	126,030	11,508
Kellogg	0.7	109,824	8,508
McCormick	0.6	77,336	7,727
PepsiCo	0.8	92,067	10,014
Philip Morris International	0.8	103,617	10,074
Procter & Gamble	0.7	93,908	8,428
SYSCO, Cl A	0.8	207,100	10,150
Tyson Foods, Cl A	0.8	129,190	9,647
Wal-Mart Stores	1.6	262,663	18,943
Other Securities	7.4		88,452

			223,556

Energy — 0.7%
Exxon Mobil	0.7	94,000	8,204

Financials — 15.0%
Axis Capital Holdings	1.0	205,917	11,187
Berkshire Hathaway, Cl B*	0.7	59,100	8,538
CBOE Holdings	0.8	148,665	9,641
Everest Re Group	1.0	63,442	12,052
RenaissanceRe Holdings	1.1	113,370	13,623
Travelers	1.0	97,150	11,129
Validus Holdings	1.2	295,336	14,714
Other Securities‡	8.2		98,604

			179,488

Health Care — 14.9%
Aetna, Cl A	0.6	63,300	7,308

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cardinal Health	0.7%	112,500	$8,741
Johnson & Johnson	2.2	221,361	26,149
Laboratory Corp of America Holdings*	0.6	53,374	7,338
Merck	1.3	252,680	15,770
Pfizer	1.9	659,915	22,351
Quest Diagnostics	0.6	88,320	7,475
UnitedHealth Group	0.7	61,650	8,631
Other Securities	6.3		74,478

			178,241

Industrials — 8.1%
Lockheed Martin	0.7	35,667	8,550
Northrop Grumman	0.9	49,100	10,505
Raytheon	0.8	66,100	8,998
Waste Management	0.6	116,082	7,401
Other Securities	5.1		62,123

			97,577

Information Technology — 10.3%
Amdocs	1.0	202,640	11,723
Cisco Systems	0.6	242,600	7,695
Intel	0.7	210,500	7,946
International Business Machines	0.8	59,400	9,436
Symantec, Cl A	1.0	460,474	11,558
Other Securities	6.2		74,945

			123,303

Materials — 1.6%
Other Securities	1.6		19,306

Real Estate — 3.3%
Other Securities‡	3.3		39,378

Telecommunication Services — 5.0%
AT&T	2.0	586,491	23,817
Verizon Communications	1.5	353,624	18,381
Other Securities	1.5		18,210

			60,408

Utilities — 12.5%
American Electric Power	0.9	162,970	10,464
Consolidated Edison	1.1	165,942	12,495
Edison International	0.9	155,510	11,236
Entergy	0.9	144,460	11,084
PG&E	0.9	171,750	10,506
Public Service Enterprise Group	0.8	239,620	10,033
Southern	0.7	162,833	8,353
WEC Energy Group	0.6	121,631	7,283
Other Securities	5.7		67,756

			149,210

SEI Institutional Managed Trust / Annual Report / September 30, 2016	77

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Total Common Stock (Cost $909,663) ($ Thousands)			$1,163,015

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0%		91

Total Rights (Cost $–) ($ Thousands)			91

U.S. TREASURY OBLIGATION — 0.1%

Other Securities (A)	0.1		1,220

Total U.S. Treasury Obligation (Cost $1,220) ($ Thousands)			1,220

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl A 0.220% **†	2.8	34,071,775	34,072

Total Cash Equivalent (Cost $34,072) ($ Thousands)			34,072

Total Investments — 99.9% (Cost $944,955)($ Thousands)			$1,198,398

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)

S&P 500 Index E-MINI	196	Dec-2016	$(42)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $1,199,495 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

CI — Class

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,163,015	$–	$–	$1,163,015
Rights	–	91	–	91
U.S. Treasury Obligation	–	1,220	–	1,220
Cash Equivalent	34,072	–	–	34,072

Total Investments in Securities	$1,197,087	$1,311	$–	$1,198,398

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Depreciation	$(42)	$—	$—	$(42)

Total Other Financial Instruments	$(42)	$—	$—	$(42)

*     Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Real Estate Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.9%

Real Estate — 96.9%
Alexandria Real Estate Equities ‡	25,220	$2,743
American Homes 4 Rent, Cl A ‡	135,075	2,923
Apartment Investment & Management, Cl A ‡	46,361	2,128
AvalonBay Communities ‡	46,106	8,200
Boston Properties ‡	25,470	3,471
Brixmor Property Group ‡	45,150	1,255
Camden Property Trust ‡	20,590	1,724
Care Capital Properties ‡	16,223	462
CBL & Associates Properties ‡	112,125	1,361
Chesapeake Lodging Trust ‡	47,995	1,099
Colony Starwood Homes ‡	16,925	486
Columbia Property Trust ‡	33,790	757
CoreSite Realty ‡	11,500	852
Corporate Office Properties Trust ‡	39,510	1,120
CubeSmart ‡	143,075	3,900
CyrusOne ‡	62,915	2,993
DDR ‡	228,955	3,991
DiamondRock Hospitality ‡	35,290	321
Digital Realty Trust, Cl A ‡	41,250	4,006
Douglas Emmett ‡	124,450	4,559
Duke Realty ‡	118,570	3,241
Easterly Government Properties ‡(A)	14,060	268
Education Realty Trust ‡	25,250	1,089
Equinix ‡	21,430	7,720
Equity Commonwealth *‡	58,925	1,781
Equity One, Cl A ‡	71,380	2,185
Equity Residential ‡	135,555	8,720
Essex Property Trust ‡	18,749	4,175
Extra Space Storage ‡	16,200	1,286
Federal Realty Investment Trust ‡	10,250	1,578
Forest City Realty Trust, Cl A ‡	54,050	1,250
General Growth Properties ‡	191,444	5,284
HCP ‡	84,200	3,195
Healthcare Realty Trust ‡	17,860	608
Healthcare Trust of America, Cl A ‡	56,610	1,847
Highwoods Properties ‡	43,730	2,279
Hospitality Properties Trust ‡	63,315	1,882
Host Hotels & Resorts ‡	343,224	5,344
Hudson Pacific Properties ‡	101,740	3,344
Kilroy Realty ‡	13,175	914
Kimco Realty ‡	137,810	3,990
Kite Realty Group Trust ‡	22,990	637
Liberty Property Trust ‡	94,935	3,831
Life Storage ‡	31,695	2,819

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Macerich ‡	52,514	$4,247
Mack-Cali Realty ‡	13,620	371
Medical Properties Trust ‡	9,530	141
Mid-America Apartment Communities ‡	7,900	743
Pebblebrook Hotel Trust ‡(A)	36,175	962
Post Properties ‡	11,125	736
ProLogis ‡	167,827	8,986
PS Business Parks ‡	9,983	1,134
Public Storage ‡	45,121	10,068
QTS Realty Trust, Cl A ‡	12,380	654
Ramco-Gershenson Properties ‡	29,940	561
Regency Centers ‡	40,290	3,122
RLJ Lodging Trust ‡	25,900	545
Senior Housing Properties Trust ‡	173,475	3,940
Simon Property Group ‡	76,078	15,749
SL Green Realty ‡	10,260	1,109
STAG Industrial ‡	30,780	754
STORE Capital ‡	31,810	937
Sun Communities ‡	25,050	1,966
Sunstone Hotel Investors ‡	83,926	1,073
UDR ‡	78,020	2,808
Ventas ‡	83,145	5,873
Vornado Realty Trust ‡	75,965	7,688
Washington ‡	30,960	964
Weingarten Realty Investors ‡	80,770	3,148
Welltower ‡	119,290	8,919

Total Common Stock (Cost $159,456) ($ Thousands)		204,816

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P. 0.440% **†(B)	1,023,992	1,024

Total Affiliated Partnership (Cost $1,024) ($ Thousands)		1,024

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, CI A
0.220%**†	7,522,350	7,522

Total Cash Equivalent (Cost $7,522) ($ Thousands)		7,522

Total Investments — 100.9% (Cost $168,002) ($ Thousands)		$213,362

Percentages are based on Net Assets of $211,420 ($ Thousands).
*	Non-income producing security.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	79

SCHEDULE OF INVESTMENTS

September 30, 2016

Real Estate Fund (Concluded)

**	Rate shown is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $1,020 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $1,024 ($ Thousands).

CI — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$204,816	$–	$–	$204,816
Affiliated Partnership	–	1,024	–	1,024
Cash Equivalent	7,522	–	–	7,522

Total Investments in Securities	$212,338	$1,024	$–	$213,362

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

80	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 37.8%

Consumer Discretionary — 4.9%
American Honda Finance MTN
1.700%, 02/22/2019	$500	$504
AutoZone
1.625%, 04/21/2019	70	70
CCO Holdings LLC
5.250%, 09/30/2022	250	262
Daimler Finance North America LLC
1.650%, 05/18/2018 (A)	300	301
1.500%, 07/05/2019 (A)	535	531
Dollar Tree
5.750%, 03/01/2023	125	135
Ford Motor Credit LLC
1.897%, 08/12/2019	350	350
1.724%, 12/06/2017	350	350
1.675%, 03/12/2019 (B)	400	400
General Motors Financial
2.400%, 04/10/2018	750	755
Hyundai Capital America MTN
2.000%, 03/19/2018 (A)	235	236
2.000%, 07/01/2019 (A)	300	302
NBCUniversal Enterprise
1.365%, 04/15/2018 (A)(B)	550	554
Nissan Motor Acceptance MTN
1.385%, 03/03/2017 (A)(B)	310	311
Numericable-SFR SAS
7.375%, 05/01/2026 (A)	300	307
Sinclair Television Group
5.625%, 08/01/2024 (A)	500	511
Sirius XM Radio
5.375%, 04/15/2025 (A)	100	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.375%, 07/15/2026 (A)	$235	$243
Six Flags Entertainment
4.875%, 07/31/2024 (A)	100	101
Thomson Reuters
1.650%, 09/29/2017	345	346
Time Warner Cable
5.850%, 05/01/2017	450	461
Toyota Motor Credit MTN
1.200%, 04/06/2018	650	650
Tribune Media
5.875%, 07/15/2022	185	187
Volkswagen Group of America Finance
1.281%, 05/22/2018 (A)(B)	300	298
1.251%, 11/20/2017 (A)(B)	800	797
1.250%, 05/23/2017 (A)	300	299
Whirlpool
1.350%, 03/01/2017	440	440

		9,804

Consumer Staples — 2.2%
Anheuser-Busch InBev Finance
1.900%, 02/01/2019	320	323
1.157%, 02/01/2019 (B)	650	649
CVS Health
1.900%, 07/20/2018	350	353
JM Smucker
1.750%, 03/15/2018	180	181
Kroger
2.000%, 01/15/2019	220	223
Kroger MTN
1.500%, 09/30/2019	285	285
Molson Coors Brewing
1.450%, 07/15/2019	140	140
Mondelez International
1.277%, 02/01/2019 (B)	450	450
Reynolds American
2.300%, 06/12/2018	445	452
SABMiller Holdings
1.447%, 08/01/2018 (A)(B)	500	500
Skandinaviska Enskilda Banken
1.404%, 09/13/2019 (A)(B)	300	300
Walgreens Boots Alliance
1.750%, 05/30/2018	450	452

		4,308

Energy — 3.9%
Anadarko Petroleum
6.950%, 06/15/2019	235	260
Atwood Oceanics
6.500%, 02/01/2020	350	276
Blue Racer Midstream
6.125%, 11/15/2022 (A)	107	105

SEI Institutional Managed Trust / Annual Report / September 30, 2016	81

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BP Capital Markets PLC(B)
1.487%, 09/26/2018	$700	$703
1.242%, 02/13/2018	400	400
ConocoPhillips
1.500%, 05/15/2018	395	395
Devon Energy
1.390%, 12/15/2016 (B)	600	599
Enbridge
1.289%, 06/02/2017 (B)	675	674
Energy Transfer Partners
2.500%, 06/15/2018	350	352
Exxon Mobil
1.439%, 03/01/2018	400	402
Genesis Energy
6.750%, 08/01/2022	162	167
6.000%, 05/15/2023	95	94
Gibson Energy
6.750%, 07/15/2021 (A)	64	66
Halcon Resources
8.625%, 02/01/2020 (A)	120	121
Hess
1.300%, 06/15/2017	160	160
Kinder Morgan
2.000%, 12/01/2017	270	270
Noble Energy
8.250%, 03/01/2019	250	286
Regency Energy Partners
5.000%, 10/01/2022	200	211
Schlumberger Holdings
1.900%, 12/21/2017 (A)	550	553
Shell International Finance BV
1.375%, 05/10/2019	500	499
Statoil
1.248%, 11/08/2018 (B)	300	300
Suncor Energy
6.100%, 06/01/2018	375	403
Total Capital International
1.377%, 08/10/2018 (B)	450	451

		7,747

Financials — 16.9%
Australia & New Zealand Banking Group(B)
1.377%, 05/15/2018	300	301
1.045%, 01/10/2017 (A)	300	300
Bank of America
1.610%, 09/15/2036 (B)	700	626
Bank of America MTN
5.650%, 05/01/2018	110	117
2.000%, 01/11/2018	190	191
1.700%, 08/25/2017	500	501
Bank of Montreal MTN
1.265%, 04/09/2018 (B)	650	652

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of New York Mellon MTN
1.275%, 03/06/2018 (B)	$650	$651
Bank of Nova Scotia
1.650%, 06/14/2019	400	400
Bank of Tokyo-Mitsubishi UFJ
1.450%, 09/08/2017 (A)	400	400
1.151%, 09/08/2017 (A)(B)	400	399
Barclays Bank PLC MTN
6.050%, 12/04/2017 (A)	600	627
BB&T MTN
1.417%, 02/01/2019 (B)	325	326
Berkshire Hathaway Finance
1.450%, 03/07/2018	500	502
BPCE MTN
1.657%, 02/10/2017 (B)	700	701
Branch Banking & Trust
1.450%, 05/10/2019	510	510
Capital One
1.617%, 09/13/2019 (B)	400	400
Citigroup
1.375%, 08/25/2036 (B)	1,500	1,098
Citizens Bank MTN
1.600%, 12/04/2017	800	800
Commonwealth Bank of Australia MTN
1.245%, 03/12/2018 (A)(B)	650	649
Credit Agricole MTN
1.815%, 06/10/2020 (A)(B)	500	502
Credit Suisse NY
1.700%, 04/27/2018	500	500
Credit Suisse NY MTN
1.442%, 01/29/2018 (B)	500	501
Danske Bank
1.409%, 09/06/2019 (A)(B)	400	400
Deutsche Bank
1.497%, 02/13/2018 (B)	475	460
Fifth Third Bank MTN
1.721%, 08/20/2018 (B)	650	654
Goldman Sachs Group(B)
2.023%, 11/15/2021	525	523
1.875%, 04/23/2020	500	503
HSBC Bank PLC
1.457%, 05/15/2018 (A)(B)	600	600
Huntington National Bank
1.140%, 04/24/2017 (B)	350	350
ING Bank
1.336%, 10/01/2019 (A)(B)	400	401
Jackson National Life Global Funding
1.875%, 10/15/2018 (A)	400	404
JPMorgan Chase
1.373%, 01/28/2019 (B)	300	300
JPMorgan Chase Capital XXI
1.709%, 02/02/2037 (B)	1,300	1,040

82	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
KeyBank
2.350%, 03/08/2019	$250	$255
1.362%, 06/01/2018 (B)	600	599
Lloyds Bank
1.374%, 03/16/2018 (B)	600	599
Macquarie Group
1.759%, 01/31/2017 (A)(B)	400	401
Manufacturers & Traders Trust
1.400%, 07/25/2017	475	476
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (A)	220	221
1.192%, 09/14/2018 (A)(B)	400	400
Mizuho Bank
1.497%, 03/26/2018 (A)(B)	550	549
Morgan Stanley
1.565%, 01/24/2019 (B)	450	452
Morgan Stanley MTN
5.950%, 12/28/2017	140	147
MSCI
5.750%, 08/15/2025 (A)	130	139
5.250%, 11/15/2024 (A)	160	169
Nordea Bank MTN
1.473%, 09/30/2019 (A)(B)	650	650
Principal Life Global Funding II
1.500%, 04/18/2019 (A)	500	497
Protective Life Global Funding
1.722%, 04/15/2019 (A)	435	436
Prudential Financial MTN
1.597%, 08/15/2018 (B)	500	499
Royal Bank of Canada MTN
1.545%, 12/10/2018 (B)	400	401
Santander Bank
1.597%, 01/12/2018 (B)	800	796
Santander UK MTN(B)
1.675%, 08/24/2018	600	600
1.264%, 09/29/2017	350	349
Societe Generale MTN
1.726%, 10/01/2018 (B)	550	554
Standard Chartered MTN
1.319%, 04/17/2018 (A)(B)	800	796
State Street Capital Trust IV
1.650%, 06/15/2037 (B)	375	323
Svenska Handelsbanken MTN
1.325%, 09/06/2019 (B)	400	401
Synchrony Financial
1.989%, 02/03/2020 (B)	750	734
1.875%, 08/15/2017	325	325
Toronto-Dominion Bank MTN
1.450%, 08/13/2019	750	748
UBS MTN
1.457%, 08/14/2019 (B)	700	701

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Unitrin
6.000%, 05/15/2017	$670	$688
US Bancorp MTN
1.115%, 04/25/2019 (B)	550	549
WEA Finance
1.750%, 09/15/2017 (A)	280	281
Wells Fargo MTN
1.650%, 01/22/2018	350	351
1.432%, 01/30/2020 (B)	500	498
Westpac Banking
1.289%, 01/17/2019 (B)	400	400
1.200%, 05/19/2017	300	300

		33,573

Health Care — 4.5%
AbbVie
1.800%, 05/14/2018	525	527
Actavis Funding SCS
1.925%, 03/12/2018 (B)	850	857
1.300%, 06/15/2017	550	549
Aetna
1.700%, 06/07/2018	700	702
Amgen
2.125%, 05/15/2017	600	604
Baxalta
1.646%, 06/22/2018 (B)	500	498
Bayer US Finance
0.936%, 10/06/2017 (A)(B)	550	549
Becton Dickinson
1.800%, 12/15/2017	625	628
Celgene
2.125%, 08/15/2018	275	278
DaVita
5.000%, 05/01/2025	310	311
McKesson
1.292%, 03/10/2017	370	371
Medtronic
1.500%, 03/15/2018	340	342
Mylan
1.350%, 11/29/2016	450	450
Providence Health & Services Obligated Group
1.446%, 10/01/2016 (B)	800	800
Teva Pharmaceutical Finance Netherlands III BV
1.400%, 07/20/2018	625	623
Thermo Fisher Scientific
1.300%, 02/01/2017	145	145
Zimmer Biomet Holdings
1.450%, 04/01/2017	625	625

		8,859

SEI Institutional Managed Trust / Annual Report / September 30, 2016	83

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Industrials — 1.9%
Air Lease
2.125%, 01/15/2018	$310	$312
2.125%, 01/15/2020	250	249
Catholic Health Initiatives
2.600%, 08/01/2018	305	311
1.600%, 11/01/2017	355	355
Fortive
1.800%, 06/15/2019 (A)	315	316
GATX
1.250%, 03/04/2017	245	245
Hutchison Whampoa International 14
1.625%, 10/31/2017 (A)	500	500
ILFC E-Capital Trust I
4.000%, 12/21/2065 (A)(B)	500	400
LSC Communications
8.750%, 10/15/2023 (A)	30	30
Nielsen Finance
5.000%, 04/15/2022 (A)	630	651
PACCAR Financial MTN
1.300%, 05/10/2019	195	195
Sensata Technologies
5.000%, 10/01/2025 (A)	186	190

		3,754

Information Technology — 1.1%
Bankrate
6.125%, 08/15/2018 (A)	300	303
Cisco Systems
1.194%, 09/20/2019 (B)	425	425
eBay
2.500%, 03/09/2018	300	304
Fidelity National Information Services
2.850%, 10/15/2018	250	257
1.450%, 06/05/2017	210	210
Hewlett Packard Enterprise
2.450%, 10/05/2017 (A)	650	655

		2,154

Materials — 0.4%
Air Liquide Finance
1.375%, 09/27/2019 (A)	450	450
Ball
5.250%, 07/01/2025	123	133
Boart Longyear Management Properties
10.000%, 10/01/2018 (A)	350	241

		824

Real Estate — 0.3%
Equinix
5.750%, 01/01/2025	400	425

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
RHP Hotel Properties
5.000%, 04/15/2023	$105	$106
Ventas Realty
1.250%, 04/17/2017	130	130

		661

Telecommunication Services — 0.9%
AT&T
1.768%, 06/30/2020 (B)	550	555
British Telecommunications PLC
1.250%, 02/14/2017	295	295
Inmarsat Finance
6.500%, 10/01/2024 (A)	190	190
Verizon Communications
2.606%, 09/14/2018 (B)	515	529
1.375%, 08/15/2019	145	144

		1,713

Utilities — 0.8%
DTE Energy
1.500%, 10/01/2019	260	260
Emera US Finance
2.150%, 06/15/2019 (A)	175	177
Exelon
1.550%, 06/09/2017	180	180
NextEra Energy Capital Holdings
1.649%, 09/01/2018	90	90
Southern
1.550%, 07/01/2018	350	352
1.300%, 08/15/2017	390	390
Talen Energy Supply
4.625%, 07/15/2019 (A)	210	197

		1,646

Total Corporate Obligations (Cost $75,822) ($ Thousands)		75,043

LOAN PARTICIPATIONS — 32.5%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.), Term Loan B2, 1st Lien
3.750%, 12/10/2021	66	66
Academy Ltd., Term Loan B, 1st Lien
5.000%, 07/01/2022	50	49
Acadia Healthcare Company, Inc., Term Loan, Tranche B1, 1st Lien
3.750%, 02/11/2022	197	198
Acadia Healthcare Company, Term Loan, Tranche B2, 1st Lien
4.500%, 02/16/2023	199	200
Acosta, Term Loan, Tranche B1, 1st Lien
4.250%, 09/26/2021	102	97

84	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
AdvancePierre Foods, Cov-Lite, Term Loan, 1st Lien
4.750%, 06/02/2023	$1	$1
AdvancePierre Foods, Inc., Effective Date Loan, 1st Lien
4.500%, 06/02/2023	180	182
Affinion Group, Term Loan, 2nd Lien
8.500%, 10/31/2018	40	35
Affinion Group, Term Loan, Tranche B, 1st Lien
6.750%, 04/30/2018	369	357
Air Medical, Cov-Lite, Initial Term Loan, 1st Lien
4.250%, 04/28/2022	818	810
Albertson’s LLC, Term Loan B6, 1st Lien
4.750%, 06/22/2023	103	104
Alere, Term Loan B, 1st Lien
4.250%, 06/20/2022	690	684
Alinta Energy Finance Pty Limited, Term Loan B, 1st Lien
6.375%, 08/13/2019	414	413
Allison Transmission, Inc., Term B-3 Loan, 1st Lien
3.500%, 08/23/2019	346	348
Amber Holdings, Cov-Lite, Delayed Draw, Term Loan, 1st Lien
6.375%, 08/13/2018	28	27
AMC Entertainment Inc., Initial Term Loan, 1st Lien
4.000%, 12/15/2022	495	499
American Builders & Contractors Supply Co., Cov-Lite, Term Loan B, 1st Lien
0.000%, 09/23/2023	337	338
American Builders & Contractors Supply Co., Term Loan B, 1st Lien
3.500%, 04/16/2020	505	505
American Renal Holdings Inc., Term Loan B, 1st Lien
4.750%, 08/20/2019	818	817
American Tire Distributors, Cov-Lite, Initial Term Loan, 1st Lien
5.250%, 09/01/2021	246	243
AmSurg Corp., Initial Term Loan, 1st Lien
3.500%, 07/16/2021	295	296
Applied Systems, Initial Term Loan, 1st Lien
4.000%, 01/25/2021	641	641
Aramark Corporation, U.S. Term Loan F, 1st Lien
3.250%, 02/24/2021 (B)	680	684
Ardagh Holdings USA, New Term Loan, 1st Lien
4.000%, 12/17/2019	604	606
Aricent Technologies, Initial Term Loan, 1st Lien
5.500%, 04/14/2021	448	403

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Asurion, LLC, Term Loan, 2nd Lien
8.500%, 03/03/2021	$680	$675
Asurion, LLC, Term Loan, Incremental Tranche B1, 1st Lien
5.000%, 05/24/2019	152	152
Asurion, LLC, Term Loan, Incremental Tranche B4
5.000%, 08/04/2022	195	196
Auris Luxembourg III S.A R.L., Facility Term Loan B4, 1st Lien
4.250%, 01/17/2022	320	322
Avago Technologies Cayman Holdings Ltd., Term B-3 Loan, 1st Lien
3.500%, 02/01/2023	675	682
Avast Software B.V., Term Loan B, 1st Lien
0.000%, 08/03/2022 (C)	115	115
B&G Foods, Term Loan B, 1st Lien
3.839%, 11/02/2022	91	92
Beacon Roofing Supply, Initial Term Loan, 1st Lien
4.000%, 10/01/2022	248	248
Berry Plastics Corporation, Term H Loan, 1st Lien
3.800%, 10/01/2022	136	136
Berry Plastics Corporation, Term Loan H, 1st Lien
3.750%, 10/01/2022	121	122
Black Knight InfoServ, LLC, Cov-Lite, Term Loan B, 1st Lien
3.750%, 05/27/2022	53	53
Booz Allen Hamilton, Term Loan B, 1st Lien
3.281%, 06/30/2023	117	118
Boyd Gaming Corporation, Cov-Lite, Term Loan B, 1st Lien
3.543%, 09/15/2023	325	327
BPA Laboratories, Initial Term Loan, 2nd Lien
0.000%, 07/03/2017 (C)	44	31
California Resources Corporation, Initial Term Loan, 1st Lien
11.375%, 12/31/2021	135	142
Calpine Corporation, Term Loan, 1st Lien
3.600%, 05/27/2022	357	358
Catalent Pharma Solutions, Dollar Term Loan, 1st Lien
4.250%, 05/20/2021	489	492
Cavium, Cov-Lite, Term Loan B, 1st Lien
3.750%, 08/16/2022	93	94
CCM Merger, Term Loan, 1st Lien
4.500%, 08/06/2021	339	339
CDW LLC, Term Loan, 1st Lien
3.000%, 08/17/2023	582	583

SEI Institutional Managed Trust / Annual Report / September 30, 2016	85

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Ceramtec Acquisition, Dollar Term Loan B1, 1st Lien
4.250%, 08/30/2020	$185	$186
Ceramtec Acquisition, Dollar Term Loan B3, 1st Lien
4.250%, 08/30/2020	56	57
Ceramtec Acquisition, Initial Dollar Term Loan B2, 1st Lien
4.250%, 08/30/2020	20	21
Ceridian HCM Holding, Initial Term Loan, 1st Lien
4.500%, 09/15/2020	99	97
Charter Communications Operating, Term Loan E, 1st Lien
3.000%, 07/01/2020	310	310
Chesapeake Energy, Term Loan, 1st Lien
8.500%, 08/23/2021	80	84
Chief Exploration & Development LLC, Term Loan, 2nd Lien
7.753%, 05/16/2021	460	428
ClubCorp Club Operations, Term Loan B, 1st Lien
4.250%, 12/15/2022	204	204
CommScope, Term Loan, Tranche 5, 1st Lien
3.750%, 12/29/2022	198	200
Communications Sales & Leasing, Term Loan, 1st Lien
5.000%, 10/24/2022	381	382
Constantia Flexibles Holding, Term Loan B1A, 1st Lien
4.000%, 04/30/2022	198	198
ConvaTec, Dollar Term Loan, 1st Lien
4.250%, 06/15/2020	150	151
Coty, Term Loan B, 1st Lien
3.750%, 10/27/2022	204	206
CSC Holdings, LLC, Term Loan B, 1st Lien
0.000%, 10/11/2024 (C)	150	150
Cumulus Media Holdings, Term Loan, 1st Lien
4.250%, 12/23/2020	664	461
DaVita HealthCare Partners, Term Loan, Tranche B, 1st Lien
3.500%, 06/24/2021	395	396
Dell, Cov-Lite, Term Loan B, 1st Lien
4.000%, 09/07/2023	364	366
Dex Media, Term Loan, 1st Lien
11.000%, 07/29/2021	114	109
Diebold, Term Loan B, 1st Lien
5.250%, 11/06/2023	200	202
DigitalGlobe, Term Loan B. 1st Lien
4.750%, 01/25/2020	299	301
Dollar Tree, Term Loan B, 1st Lien
3.062%, 07/06/2022	141	142

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
EIG Investors Corp., Term Loan, 1st Lien
6.480%, 11/09/2019	$391	$379
Emerald Performance Materials, Initial Term Loan, 1st Lien
4.500%, 07/30/2021	298	299
EMI Music Publishing, Term Loan, 1st Lien
4.000%, 08/19/2022	408	409
Endo Luxembourg Finance Company I S.à r.l., 2015 Incremental Term B Loan,
3.800%, 09/26/2022	199	199
Energy & Exploration Partners, Cov-Lite PIK, Term Loan A, 1st Lien
13.000%, 11/12/2021	59	55
Energy & Exploration Partners, Cov-Lite PIK, Term Loan, 2nd Lien
5.000%, 05/13/2022 (D)	33	22
Energy & Exploration Partners, Term Loan B, 1st Lien
0.500%, 11/12/2021 (C)(E)	23	1
Energy Transfer Equity, Term Loan, 1st Lien
3.292%, 12/02/2019	250	248
Engility Corporation, Term Loan B2, 1st Lien
5.750%, 08/14/2023	151	152
Entegris, Term Loan, Tranche B, 1st Lien
3.500%, 04/30/2021	217	219
Environmental Resources, Cov-Lite, Term Loan B1, 1st Lien
5.000%, 05/14/2021	46	43
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
4.250%, 05/25/2018	437	437
Epicor Software Corporation, Term Loan B, 1st Lien
4.750%, 06/01/2022	236	232
Equinox Holdings Inc., New Initial Term Loan, 1st Lien
5.000%, 01/31/2020	724	728
ESH Hospitality, Cov-Lite, Term Loan, 1st Lien
3.750%, 08/30/2023	425	428
Evergreen Skills Lux S.À R.L., Initial Term Loan, 1st Lien
5.750%, 04/28/2021	574	508
First Data Corporation, 2021 Extended Dollar Term Loan
4.500%, 03/24/2021	466	470
First Data Corporation, 2022 Dollar Term Loan, 1st Lien
4.275%, 07/08/2022	100	101
FMG Resources Property, Cov-Lite, Term Loan, 1st Lien
3.750%, 06/30/2019 (B)	162	162
Four Seasons, Term Loan, 1st Lien
3.750%, 06/27/2020	635	638

86	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Freeport-McMoran, Extended Term Loan A, 1st Lien
3.280%, 02/28/2020	$200	$193
Galleria, Term Loan B, 1st Lien
3.750%, 01/26/2023	410	411
Generac Power Systems, Term Loan B, 1st Lien
3.500%, 05/31/2020	599	599
General Nutrition Centers, Term Loan, 1st Lien
3.250%, 03/04/2019	356	355
Genesys Telecom, Dollar Term Loan
4.000%, 02/08/2020	881	877
Gray Television, Term Loan B, 1st Lien
3.938%, 06/13/2021	151	152
Grifols Worldwide Operations, Term Loan, Tranche B, 2nd Lien
3.458%, 02/27/2021	299	302
Gulf Finance, Term Loan B, 1st Lien
6.250%, 08/25/2023	45	44
Harbor Freight Tools, Cov-Lite, Term Loan, 1st Lien
4.000%, 08/18/2023	715	718
Headwaters, Term Loan B, 1st Lien
4.000%, 03/24/2022	376	378
Hilton Worldwide Finance LLC, Initial Term Loan, 1st Lien
3.500%, 10/26/2020 (B)	35	35
Hilton Worldwide Holdings, Term Loan, 1st Lien
3.215%, 10/25/2023	219	221
3.024%, 10/25/2023	134	135
Houghton Mifflin Harcourt Publishers, Term Loan, 1st Lien
4.000%, 05/28/2021	346	342
Hub International Limited, Initial Term Loan, 1st Lien
4.000%, 10/02/2020	1,071	1,071
Huntsman International LLC, Incremental Term Loan, 1st Lien
3.750%, 10/01/2021	299	301
Hyperion Insurance Group Limited, Initial Term Loan, 1st Lien
5.500%, 04/29/2022	179	175
IMS Health Incorporated, Dollar Term Loan B, 1st Lien
3.500%, 03/17/2021	567	568
Ineos US Finance LLC, Cov-Lite, Dollar Term Loan, 1st Lien
4.250%, 03/31/2022	59	59
Ineos US Finance LLC, Term Loan, 1st Lien
3.750%, 12/15/2020	593	594
Informatica Corporation, Dollar Term Loan, 1st Lien
4.500%, 08/05/2022	267	260

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Intelsat Jackson Holdings S.A., Term Loan, Tranche B2, 1st Lien
3.750%, 06/30/2019 (B)	$288	$274
ION Trading Technologies S.A.R.L., Dollar Term Loan, Tranche B1
4.250%, 08/11/2023	716	715
Jaguar Holding Company I, Initial Term Loan, 1st Lien
4.250%, 08/18/2022	695	697
Jeld-Wen, Initial Loan, Initial Term Loan, 1st Lien
5.250%, 10/15/2021	205	206
Jeld-Wen, Term Loan B1, 1st Lien
4.750%, 07/01/2022	495	498
Kenan Advantage Group Holdings, Delayed Draw, Term Loan, 1st Lien
1.500%, 01/31/2017	7	7
Kenan Advantage Group Holdings, Delayed Draw, Unfunded Term Loan, 1st Lien
1.500%, 01/31/2017 (C)(E)	10	—
Kenan Advantage Group Holdings, Initial Canadian Term Loan, 1st Lien
4.000%, 07/29/2022	46	46
Kenan Advantage Group Holdings, Initial U.S. Term Loan, 1st Lien
4.000%, 07/29/2022	145	143
KFC Holding, Term Loan B, 1st Lien
3.281%, 06/16/2023	20	20
Klockner Pentaplast, Initial German Borrower Dollar Term Loan, 1st Lien
5.000%, 04/28/2020	32	32
Klockner Pentaplast, Initial U.S. Borrower Dollar Term Loan, 1st Lien
5.000%, 04/28/2020	75	76
Kraton Polymers LLC, Term Loan B, 1st Lien
6.000%, 01/06/2022	195	196
Kronos Incorporated, Incremental Term Loan, 1st Lien
4.500%, 10/30/2019	954	956
Landry’s, Cov-Lite, Term Loan B, 1st Lien
0.000%, 09/21/2023	60	60
LBM Borrower, LLC, Cov-Lite, Term Loan, 1st Lien
0.000%, 08/20/2022 (C)	37	37
Lee Enterprises, Incorporated, Term Loan, 1st Lien
7.250%, 03/31/2019	155	155
Leslie’s Poolmart, Cov-Lite, Term Loan B, 1st Lien
5.250%, 08/16/2023	107	107
Level 3 Financing, Term Loan, Tranche B-III, 1st Lien
4.000%, 08/01/2019	750	753

SEI Institutional Managed Trust / Annual Report / September 30, 2016	87

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Life Time Fitness, Closing Date Term Loan, 1st Lien
4.250%, 06/10/2022	$453	$453
LTS Buyer LLC, Term Loan B, 1st Lien
4.000%, 04/13/2020	194	193
MA Financeco., LLC, Term Loan, Initial Tranche B2, 1st Lien
4.502%, 11/19/2021	500	502
Mallinckrodt International Finance S.A., Initial Term Loan B, 1st Lien
3.250%, 03/19/2021	297	296
Media General, Cov-Lite, Term Loan B, 1st Lien
4.000%, 07/31/2020	146	146
MEG Energy Corp., New Term Loan, 1st Lien
3.750%, 03/31/2020 (C)	618	575
MGM Growth Properties Operating Partnership LP, Term B Loan, 1st Lien
4.000%, 04/25/2023	127	128
Mission Broadcasting, Term Loan B, 1st Lien
0.000%, 09/26/2023	23	23
MKS Instruments, Term Loan B1, 1st Lien
4.250%, 05/01/2023	116	117
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
5.500%, 06/15/2018	616	615
0.000%, 09/30/2023 (C)	296	293
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
5.000%, 06/07/2023	313	316
Mueller Water Products, Initial Term Loan, 1st Lien
4.000%, 11/24/2021	96	97
Murray Energy Corporation, Term Loan B2, 1st Lien
8.250%, 04/16/2020	260	220
NBTY, Dollar Term Loan B, 1st Lien
5.000%, 05/05/2023	409	411
Neiman Marcus Group, Other Term Loan, 1st Lien
4.250%, 10/25/2020	116	106
Nelson Education Ltd., Term Loan, 1st Lien
12.000%, 10/01/2020	160	81
New Millennium Holdco, Closing Date Term Loan, 1st Lien
7.500%, 12/21/2020	220	107
Nexstar Broadcasting, Term Loan B, 1st Lien
0.000%, 09/26/2023 (C)	253	254
Numericable YPSO, Cov-Lite, Term Loan B7, 1st Lien
5.002%, 01/15/2024	216	218
NXP B.V., Cov-Lite, Term Loan F, 1st Lien
3.750%, 12/07/2020	96	97

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
ON Semiconductor Corporation, Closing Date Term Loan, 1st Lien
5.250%, 03/31/2023	$375	$377
Peabody Energy Corporation, Cov-Lite, Term Loan, 1st Lien
4.250%, 09/24/2020	127	100
Peabody Energy Corporation, Term Loan, 1st Lien
10.000%, 04/18/2017	125	130
PetSmart, Term Loan, Tranche B1, 1st Lien
4.250%, 03/11/2022	99	99
Pilot Travel Centers, Term Loan B, 1st Lien
3.274%, 05/25/2023	724	729
PQ Corp., Term Loan B1, 1st Lien
5.750%, 11/04/2022	101	102
Press Ganey Holdgins, Cov-Lite, Term Loan, 1st Lien
0.000%, 09/29/2023 (C)	300	299
Quebecor Media, Facility Term Loan, Tranche B1, 1st Lien
3.317%, 08/17/2020	116	116
Quintiles Transnational, Term Loan B, 1st Lien
3.250%, 05/12/2022	296	296
RadNet, Term Loan B, 1st Lien
6.250%, 06/30/2023	10	10
4.750%, 06/30/2023	755	754
Redtop Acquisitions Limited, Initial Dollar Term Loan, 1st Lien
4.500%, 12/03/2020	98	97
Regal Cinemas Corporation, Refinancing Term Loan, 1st Lien
3.500%, 04/01/2022 (C)	271	273
Rexnord LLC/ RBS Global, Term B Loan, 1st Lien
4.000%, 08/21/2020	274	275
Reynolds Group Holdings, U.S. Term Loan, 1st Lien
4.250%, 02/05/2023	385	386
Royal Holdings, Initial Term Loan, 1st Lien
4.500%, 06/20/2022	126	126
Samsonite International S.A., Initial Term Loan, Tranche B, 1st Lien
4.000%, 05/15/2023	91	92
Seadrill Operating, Initial Term Loan, 1st Lien
4.000%, 02/21/2021	626	310
Seaworld Parks & Entertainment, Term Loan B2, 1st Lien
3.000%, 05/14/2020	145	141
Seminole Hard Rock Entertainment, Term Loan, 1st Lien
3.500%, 05/14/2020	490	490
Sensata Technologies B.V., Term Loan B, 1st Lien
3.000%, 10/14/2021	299	300

88	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Serta Simmons Holdings, Term Loan, 1st Lien
4.250%, 10/01/2019	$567	$568
Signode Industrial Group Lux S.A., Initial Term Loan B
3.750%, 05/01/2021	258	257
Sinclair Television Group, Incremental Term Loan, Tranche B1, 1st Lien
3.500%, 07/30/2021	198	199
Spectrum Brands, USD Term Loan, 1st Lien
3.500%, 06/23/2022	378	379
SS&C European Holdings, S.a.r.l, Term Loan B2, 1st Lien
4.083%, 07/08/2022	10	10
4.000%, 07/08/2022	32	33
SS&C Technologies, Term Loan B1, 1st Lien
4.083%, 07/08/2022	25	25
4.002%, 07/08/2022	41	41
4.000%, 07/08/2022	276	278
Starwood Property Trust, Term Loan B, 1st Lien
3.500%, 04/17/2020	849	848
Station Casinos LLC, Facility Term Loan B, 1st Lien
3.750%, 06/08/2023	299	301
Sterigenics-Nordion Holdings, LLC, Cov-Lite, Initial Term Loan, 1st Lien
4.250%, 05/16/2022	267	267
Surgical Care Affiliates, Initial Term Loan, 1st Lien
4.250%, 03/17/2022	369	371
Syncreon Global Finance (US) (Syncreon Group B.V.), Term Loan, 1st Lien
5.250%, 10/28/2020	973	869
Syniverse Holdings, Term Loan, Tranche B1, 1st Lien
4.000%, 04/23/2019	239	211
Telesat Canada, U.S., Term Loan, Tranche B2, 1st Lien
3.500%, 03/28/2019 (B)	385	385
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 1st Lien
5.000%, 10/31/2017	426	429
Texas Competitive Electric Holdings Co. LLC, Term Loan C, 1st Lien
5.000%, 10/31/2017	97	98
Texas Competitive Electric Holdings Company LLC, 2017 Term Loan, 1st Lien
4.998%, 10/10/2017 (F)	152	44
4.970%, 10/10/2017 (F)	2	—
Townsquare Media, Cov-Lite, Term Loan B, 1st Lien
4.250%, 04/01/2022	185	186

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Trans Union LLC, Incremental Term Loan B2, 1st Lien
3.500%, 04/09/2021	$676	$677
Transdigm, Term Loan, Tranche D, 1st Lien
3.750%, 06/04/2021	500	500
Tribune Media Company, Term Loan B, 1st Lien
3.750%, 12/27/2020	436	439
True Religion Apparel, Cov-Lite, Term Loan, 1st Lien
5.875%, 07/30/2019	627	147
U.S. Renal Care, Initial Term Loan, 1st Lien
5.250%, 12/30/2022	698	668
UFC Holdings, Term Loan, 1st Lien
5.000%, 08/18/2023	176	177
Univar USA Inc., Initial Dollar Term Loan,
4.250%, 07/01/2022	90	90
Univar, Initial Dollar Term Loan
4.250%, 07/01/2022	88	88
Univision Communications, Replacement Term Loan, 1st Lien
4.000%, 03/01/2020	830	832
UPC Financing Partnership, Cov-Lite, Term Loan, 1st Lien
4.080%, 08/31/2024 (C)	721	724
Valeant Pharmaceuticals International, Series D2 Term Loan, Tranche B, 1st Lien
5.000%, 02/13/2019	93	93
Valeant Pharmaceuticals International, Series E1 Term Loan, Tranche B, 1st Lien
5.250%, 08/05/2020	386	387
Valeant Pharmaceuticals International, Series F1 Term Loan, Tranche B, 1st Lien
5.500%, 04/01/2022 (C)	316	317
Vantiv LLC, Term Loan B, 1st Lien
3.500%, 06/13/2021	241	241
Verint Systems Inc., Incremental Term Loan, Tranche B, 1st Lien
3.507%, 09/06/2019	389	390
Veritas US, Term Loan B1, 1st Lien
6.625%, 01/27/2023	40	37
Versum Materials, Cov-Lite, Term Loan, 1st Lien
0.000%, 09/21/2023 (C)	168	168
Vertafore Holding, Cov-Lite, Term Loan, 1st Lien
4.750%, 06/30/2023	375	376
Waste Industries USA, Term Loan B, 1st Lien
3.500%, 02/27/2020	394	395
WaveDivision Holdings, Initial Term Loan, 1st Lien
4.000%, 10/15/2019	401	400
WCA Waste Systems, Term Loan B, 1st Lien
4.000%, 08/11/2023	181	181

SEI Institutional Managed Trust / Annual Report / September 30, 2016	89

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Weight Watchers International Inc., Cov-Lite, Term Loan B2, 1st Lien
4.000%, 04/02/2020	$–	$—
Weight Watchers International, Term Loan, Tranche B2, 1st Lien
4.000%, 04/02/2020	153	116
West Corporation, Term Loan B12, 1st Lien
3.750%, 06/17/2023	329	330
Western Digital, Cov-Lite, Term Loan B, 1st Lien
4.500%, 04/29/2023	108	109
WideOpenWest Finance, LLC, Term Loan B, 1st Lien
4.500%, 08/18/2023	618	616
Wilsonart LLC, Initial Term Loan, 1st Lien
4.000%, 10/31/2019	683	683
WMG Acquisition Corp., Refinancing Term Loan, Tranche B, 1st Lien
3.750%, 07/01/2020	375	374
XPO Logistics, Term Loan B, 1st Lien
4.250%, 11/01/2021	370	371
York Risk Services, Cov-Lite, Term Loan B, 1st Lien
4.750%, 10/01/2021	471	430
Zekelman Industries, Term Loan B, 1st Lien
6.000%, 06/14/2021	115	116
Ziggo B.V., US$ B1 Facility, 1st Lien
3.700%, 01/15/2022	292	292
Ziggo B.V., US$ B2 Facility, 1st Lien
3.700%, 01/15/2022	173	173
Ziggo B.V., US$ B3 Facility, 1st Lien
3.700%, 01/15/2022	54	54

Total Loan Participations (Cost $66,086) ($ Thousands)		64,569

ASSET-BACKED SECURITIES — 17.7%

Automotive — 7.9%

Ally Auto Receivables Trust 2015-SN1, Ser 2015-SN1, Cl A3
1.210%, 12/20/2017	593	593
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	600	602
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 10/15/2019	800	803
AmeriCredit Automobile Receivables Trust, Ser 2014-2, Cl A3
0.940%, 02/08/2019	317	317
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl A3
1.260%, 11/08/2019	219	219

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust, Ser 2015-4, Cl A2A
1.260%, 04/08/2019	$287	$287
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2A
1.520%, 06/10/2019	283	284
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	205	205
Capital Auto Receivables Asset Trust, Ser 2015- 3, Cl A2
1.720%, 01/22/2019	445	447
Capital Auto Receivables Asset Trust, Ser 2015- 4, Cl A2
1.620%, 03/20/2019	570	570
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	115	115
Carmax Auto Owner Trust, Ser 2013-2, Cl A4
0.840%, 11/15/2018	681	680
CarMax Auto Owner Trust, Ser 2015-4, Cl A2A
1.090%, 04/15/2019	358	358
CarMax Auto Owner Trust, Ser 2016-2, Cl A2A
1.240%, 06/17/2019	650	650
Chesapeake Funding LLC, Ser 2013-1A, Cl A
0.948%, 01/07/2025 (A)(B)	224	224
Chesapeake Funding LLC, Ser 2014-1A, Cl A
0.918%, 03/07/2026 (A)(B)	262	263
Chrysler Capital Auto Receivables Trust, Ser 2014-AA, Cl A4
1.310%, 05/15/2019 (A)	95	95
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (A)	17	17
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (A)	24	24
Credit Acceptance Auto Loan Trust, Ser 2014- 1A, Cl A
1.550%, 10/15/2021 (A)	157	157
Enterprise Fleet Financing, Ser 2013-2, Cl A3
1.510%, 03/20/2019 (A)	235	235
Enterprise Fleet Financing, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (A)	32	32
Enterprise Fleet Financing, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (A)	255	254
Fifth Third Auto Trust, Ser 2015-1, Cl A3
1.420%, 03/16/2020	350	351
First Investors Auto Owner Trust, Ser 2013-2A, Cl A2
1.230%, 03/15/2019 (A)	9	9
First Investors Auto Owner Trust, Ser 2014-1A, Cl A3
1.490%, 01/15/2020 (A)	312	312

90	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust, Ser 2016-1A, Cl A1
1.920%, 05/15/2020 (A)	$267	$268
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A4
1.100%, 11/15/2017	519	520
Ford Credit Auto Lease Trust, Ser 2015-B, Cl B
1.920%, 03/15/2019	325	326
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A2
0.908%, 02/15/2019 (B)	250	250
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/2019	90	90
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	380	381
Ford Credit Floorplan Master Owner Trust, Ser 2016-4, Cl A
1.054%, 07/15/2020 (B)	290	290
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (A)	286	285
GM Financial Automobile Leasing Trust, Ser 2015-3, Cl A2A
1.170%, 06/20/2018	503	503
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	230	231
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
1.024%, 05/15/2020 (A)(B)	430	430
Hyundai Auto Lease Securitization Trust, Ser 2016-B, Cl A3
1.520%, 10/15/2019 (A)	200	201
Mercedes Benz Auto Lease Trust, Ser 2015-A, Cl A4
1.210%, 10/15/2020	200	200
Mercedes Benz Auto Lease Trust, Ser 2015-B, Cl A3
1.340%, 07/16/2018	490	491
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/2018	274	274
Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.050%, 04/15/2019	365	365
Prestige Auto Receivables Trust, Ser 2015-1, Cl A2
1.090%, 02/15/2019 (A)	28	28
Prestige Auto Receivables Trust, Ser 2016-1A, Cl A2
1.780%, 08/15/2019 (A)	312	313

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D
3.640%, 05/15/2018	$421	$423
Santander Drive Auto Receivables Trust, Ser 2015-5, Cl A3
1.580%, 09/16/2019	345	345
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	100	100
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl A2
1.170%, 03/15/2018 (A)	16	16
Westlake Automobile Receivables Trust, Ser 2015-2A, Cl A2A
1.280%, 07/16/2018 (A)	204	204
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl A2
1.570%, 06/17/2019 (A)	320	320
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl B
2.300%, 11/15/2019 (A)	350	354
Wheels SPV 2 LLC, Ser 2014-1A, Cl A2
0.840%, 03/20/2023 (A)	94	94
World Omni Auto Receivables Trust, Ser 2015-B, Cl A2A
0.960%, 07/15/2019	364	364

		15,769

Credit Cards — 2.8%

Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
0.874%, 03/16/2020 (B)	190	190
Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	355	358
Chase Issuance Trust, Ser 2007-B1, Cl B1
0.774%, 04/15/2019 (B)	750	750
Chase Issuance Trust, Ser 2013-A6, Cl A6
0.944%, 07/15/2020 (B)	650	652
Chase Issuance Trust, Ser 2014-A1, Cl A1
1.150%, 01/15/2019	490	490
Citibank Credit Card Issuance Trust, Ser 2014- A2, Cl A2
1.020%, 02/22/2019	485	485
Evergreen Credit Card Trust, Ser 2016-1, Cl A
1.244%, 04/15/2020 (A)(B)	600	602
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	800	804
Trillium Credit Card Trust II, Ser 2016-1A, Cl A
1.240%, 05/26/2021 (A)(B)	710	710

SEI Institutional Managed Trust / Annual Report / September 30, 2016	91

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust, Ser 2015-C, Cl A
1.260%, 03/15/2021	$640	$641

		5,682

Other Asset-Backed Securities — 7.0%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.204%, 01/25/2035 (B)	183	180
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl A2B
1.624%, 09/25/2034 (B)	96	96
Apidos CLO XII, Ser 2013-12A, Cl A
1.780%, 04/15/2025 (A)(B)	550	546
Apidos CLO XVII, Ser 2014-17A, Cl A1A
2.179%, 04/17/2026 (A)(B)	350	350
Cent CLO 20, Ser 2014-20A, Cl A
2.195%, 01/25/2026 (A)(B)	625	625
Cent CLO, Ser 2014-16AR, Cl A1AR
1.887%, 08/01/2024 (A)(B)	500	500
CIFC Funding Ltd., Ser 2013-1A, Cl A1
1.829%, 04/16/2025 (A)(B)	485	483
CNH Equipment Trust, Ser 2016-B, Cl A2A
1.310%, 10/15/2019	255	255
Dryden XXXI Senior Loan Fund, Ser 2014-31A, Cl A
2.029%, 04/18/2026 (A)(B)	510	510
First Franklin Mortgage Loan Trust, Ser 2006-FF1, Cl 2A3
0.764%, 01/25/2036 (B)	206	205
Gramercy Park CLO, Ser 2014-1A, Cl A1R
1.979%, 07/17/2023 (A)(B)	400	400
GreatAmerica Leasing Receivables Funding, Ser 2016-1, Cl A2
1.570%, 05/21/2018 (A)	455	456
Green Tree Agency Advance Funding Trust I, Ser 2015-T1, Cl AT1
2.302%, 10/15/2046 (A)	240	240
ING Investment Management CLO, Ser 2014-1A, Cl A1
2.179%, 04/18/2026 (A)(B)	510	510
Kubota Credit Owner Trust, Ser 2015-1A, Cl A2
0.940%, 12/15/2017 (A)	140	140
Limerock CLO II, Ser 2014-2A, Cl A
2.179%, 04/18/2026 (A)(B)	600	600
MMAF Equipment Finance, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (A)	615	614
Nationstar HECM Loan Trust, Ser 2015-2A, Cl A
2.883%, 11/25/2025 (A)	89	89
Nationstar HECM Loan Trust, Ser 2016-1A, Cl A
2.981%, 02/25/2026 (A)	96	96

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nationstar HECM Loan Trust, Ser 2016-2A, Cl A
2.239%, 06/25/2026 (A)	$188	$188
NRZ Advance Receivables Trust, Ser 2015-T4, Cl AT4
3.196%, 11/15/2047 (A)	450	452
NYCTL Trust, Ser 2015-A, Cl A
1.340%, 11/10/2028 (A)	195	195
NYCTL Trust, Ser 2016-A, Cl A
1.470%, 11/10/2029 (A)	181	181
Octagon Investment Partners XVI Ltd., Ser 2013-1A, Cl A
1.799%, 07/17/2025 (A)(B)	550	545
OHA Credit Partners VIII Ltd., Ser 2013-8A, Cl A
1.816%, 04/20/2025 (A)(B)	330	328
Race Point VI CLO Ltd., Ser 2014-6A, Cl BR
2.975%, 05/24/2023 (A)(B)	525	525
SLM Student Loan Trust, Ser 2004-1, Cl A3
0.925%, 04/25/2023 (B)	466	464
SLM Student Loan Trust, Ser 2011-1, Cl A1
1.044%, 03/25/2026 (B)	177	176
SpringCastle America Funding, Ser 2014-AA, Cl A
2.700%, 05/25/2023 (A)	497	499
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (A)	261	262
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Ser 2015-T2, Cl AT2
2.620%, 01/15/2047 (A)	520	520
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
0.754%, 07/25/2036 (A)(B)	230	230
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF1, Cl A1
0.674%, 02/25/2036 (B)	87	87
Symphony CLO Ltd., Ser 2014-8AR, Cl BR
2.367%, 01/09/2023 (A)(B)	805	802
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (A)	600	601
Volvo Financial Equipment LLC, Ser 2014-1A, Cl A3
0.820%, 04/16/2018 (A)	118	118
Voya CLO, Ser 2012-1A, Cl A1R
1.856%, 03/14/2022 (A)(B)	260	260
Voya CLO, Ser 2012-1A, Cl A2R
2.506%, 03/14/2022 (A)(B)	500	500

		13,828

Total Asset-Backed Securities (Cost $35,249) ($ Thousands)		35,279

92	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 8.6%

Agency Mortgage-Backed Obligations — 3.0%
FHLMC
6.000%, 09/01/2026	$66	$75
FNMA
6.500%, 09/01/2026	47	54
6.000%, 11/01/2026 to 04/01/2040	366	419
5.000%, 02/01/2023 to 03/01/2025	95	103
3.000%, 12/01/2030	1,432	1,506
FNMA TBA
3.500%, 10/16/2031	900	949
3.000%, 10/15/2031 to 11/25/2031	1,500	1,574
FREMF Mortgage Trust, Ser 2013-K502, Cl C
3.196%, 03/25/2045 (A)(B)	260	261
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.080%, 10/25/2047 (A)(B)	155	151
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
0.969%, 10/07/2020 (B)	262	262
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
0.975%, 01/08/2020 (B)	341	342
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
0.918%, 03/11/2020 (B)	110	110
NCUA Guaranteed Notes, Ser 2011-R4, Cl 1A
0.904%, 03/06/2020 (B)	50	50

		5,856

Non-Agency Mortgage-Backed Obligations — 5.6%
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 7A2
0.984%, 08/25/2035 (B)	83	83
Banc of America Mortgage Securities, Ser 2004-J, Cl 2A1
2.880%, 11/25/2034 (B)	63	63
Banc of America Mortgage Securities, Ser 2005-C, Cl 2A2
3.138%, 04/25/2035 (B)	181	167
Banc of America Mortgage Securities, Ser 2005-I, Cl 2A1
2.912%, 10/25/2035 (B)	148	132
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl A4
5.201%, 12/11/2038	138	138
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW15, Cl A4
5.331%, 02/11/2044	485	488
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.901%, 12/10/2049 (B)	350	356
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.346%, 12/10/2049 (B)	432	445

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	$65	$65
Citigroup Deutsche Bank Commercial Mortgage, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	313	314
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
3.087%, 09/25/2034 (B)	46	46
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (B)	522	536
COMM Mortgage Trust, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	60	59
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	136	136
COMM Mortgage Trust, Ser 2014-BBG, Cl A
1.325%, 03/15/2029 (A)(B)	340	337
Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.724%, 07/25/2024 (B)	305	306
Credit Suisse Commercial Mortgage Trust Series, Ser 2007-C2, Cl A3
5.542%, 01/15/2049 (B)	20	20
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (A)	6	6
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
3.925%, 07/25/2023 (B)	340	346
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M1
1.375%, 04/25/2024 (B)	64	64
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M2
2.924%, 01/25/2025 (B)	555	560
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M1
1.875%, 04/25/2028 (B)	332	333
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.474%, 05/25/2024 (B)	102	102
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.474%, 05/25/2024 (B)	185	185
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M1
1.674%, 05/25/2025 (B)	48	48
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	28	28
GS Mortgage Securities, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	60	63
GS Mortgage Securities, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	53	53

SEI Institutional Managed Trust / Annual Report / September 30, 2016	93

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Hilton USA, Ser 2013-HLF, Cl AFL
1.523%, 11/05/2030 (A)(B)	$222	$222
Impac CMB Trust, Ser 2005-1, Cl 1A1
1.044%, 04/25/2035 (B)	170	153
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	77	77
JPMorgan Mortgage Trust, Ser 2006-A6, Cl 4A1
2.951%, 10/25/2036 (B)	362	339
LB-UBS Commercial Mortgage Trust, Ser 2007-C2, Cl A3
5.430%, 02/15/2040	296	298
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/2040 (B)	450	456
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.287%, 04/15/2041 (B)	310	323
Merrill Lynch Mortgage Investors, Ser 2005-A1, Cl 1A
3.092%, 12/25/2034 (B)	118	117
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	391	393
Morgan Stanley Capital I Trust, Ser 2007-T25, Cl A3
5.514%, 11/12/2049 (B)	100	101
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (A)	155	154
MortgageIT Trust, Ser 2005-5, Cl A1
0.784%, 12/25/2035 (B)	523	468
Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
1.024%, 02/25/2035 (B)	126	125
Sequoia Mortgage Trust, Ser 2004-10, Cl A2
1.152%, 11/20/2034 (B)	120	110
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
1.112%, 12/20/2034 (B)	92	89
Sequoia Mortgage Trust, Ser 2005-2, Cl A1
0.732%, 03/20/2035 (B)	56	52
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A)(B)	325	324
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	147	149
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	152	154
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	161	164
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 08/25/2055 (A)(B)	316	316

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	$480	$482
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	109	109
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl A3
6.011%, 06/15/2045 (B)	11	11
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.515%, 03/25/2036 (B)	212	196
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	87	87
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
2.855%, 01/25/2035 (B)	146	146
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A1
0.673%, 11/15/2045	96	96

		11,190

Total Mortgage-Backed Securities (Cost $17,211) ($ Thousands)		17,046

U.S. GOVERNMENT AGENCY OBLIGATION — 0.5%
FFCB
0.850%, 10/20/2017	1,000	1,001

Total U.S. Government Agency Obligation (Cost $1,001) ($ Thousands)		1,001

MUNICIPAL BONDS — 0.4%
California — 0.3%
University of California, Ser Y-1, RB
Callable 01/01/2017 @ 100
1.027%, 07/01/2041(B)	565	565

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	350	358

Total Municipal Bonds (Cost $915) ($ Thousands)		923

	Shares

COMMON STOCK — 0.1%
Dex Media *	23,332	46
Energy & Exploration Partners *(D)	85	33

94	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Millennium *	6,490	$3
Nelson Education Ltd. *	26,098	—
TE Holdcorp *	11,340	77

Total Common Stock (Cost $575) ($ Thousands)		159

PREFERRED STOCK — 0.1%
TE Holdcorp, 0.000% *	16,542	153

Total Preferred Stock (Cost $155) ($ Thousands)		153

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl A 0.220%**†	5,121,275	5,121

Total Cash Equivalent (Cost $5,121) ($ Thousands)		5,121

	Face Amount (Thousands)

REPURCHASE AGREEMENT(G) — 1.0%
Goldman Sachs 0.500%, dated 09/30/2016, to be repurchased on 10/03/2016, repurchase price $2,000,083 (collateralized by FHLMC obligation, par value $2,658,269, 3.000%, 11/01/2029; total market value $2,040,000)	$ 2,000	2,000

Total Repurchase Agreement (Cost $2,000) ($ Thousands)		2,000

Total Investments — 101.3% (Cost $204,135) ($ Thousands)		$201,294

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)

U.S. 10-Year Treasury Note	(8)	Dec-2016	$1
U.S. 2-Year Treasury Note	(3)	Dec-2016	–
U.S. 5-Year Treasury Note	4	Dec-2016	–

			$1

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $198,624 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2016.
†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $41,203 ($ Thousands), representing 20.7% of the net assets of the Fund.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.
(C)	Unsettled bank loan. Interest rate not available.
(D)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2016 was $55 ($ Thousands) and represented 0.0% of Net Assets.
(E)	Unfunded bank loan.
(F)	Security is in default on interest payment.
(G)	Tri-Party Repurchase Agreement.

CI — Class

CLO — Collateralized Loan Obligation

FFCB — Federal Farm Credit Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total

Corporate Obligations	$–	$75,043	$–	$75,043
Loan Participations	–	64,547	22	64,569
Asset-Backed Securities	–	35,279	–	35,279
Mortgage-Backed Securities	–	17,046	–	17,046
U.S. Government Agency Obligation	–	1,001	–	1,001
Municipal Bonds	–	923	–	923
Common Stock	–	126	33	159
Preferred Stock	–	153	–	153
Cash Equivalent	5,121	–	–	5,121
Repurchase Agreement	–	2,000	–	2,000

Total Investments in Securities	$5,121	$196,118	$55	$201,294

SEI Institutional Managed Trust / Annual Report / September 30, 2016	95

SCHEDULE OF INVESTMENTS

September 30, 2016

Enhanced Income Fund (Concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *

Unrealized Appreciation	$1	$—	$—	$1

Total Other Financial Instruments	$1	$—	$—	$1

* Futures contracts are valued at the unrealized appreciation on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

96	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investment held as collateral for securities on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 30.4%
U.S. Treasury Bills
0.410%, 02/23/2017 (A)	$29,365	$29,324
0.348%, 01/05/2017 (A)	6,070	6,066
0.318%, 12/08/2016 (A)(B)	367	367
0.311%, 10/20/2016 (A)	14,330	14,329
0.282%, 01/19/2017 (A)	9,500	9,492
U.S. Treasury Bonds
3.750%, 11/15/2043	2,470	3,215
3.000%, 11/15/2044	3,555	4,053
3.000%, 05/15/2045	18,690	21,310
3.000%, 11/15/2045	18,036	20,579
2.875%, 08/15/2045	49,895	55,574
2.804%, 08/15/2045 (A)	2,120	1,050
2.750%, 08/15/2042	3,570	3,890
2.750%, 11/15/2042	170	185
2.625%, 11/15/2020	15,340	16,285
2.546%, 05/15/2045 (A)	3,995	1,992
2.500%, 02/15/2045 (B)	23,905	24,704
2.500%, 02/15/2046	14,734	15,229
2.500%, 05/15/2046	13,610	14,086
2.250%, 08/15/2046	32,936	32,339
2.000%, 10/31/2021	16,574	17,222
U.S. Treasury Inflation Protected Securities
1.750%, 01/15/2028	1,252	1,465
1.375%, 02/15/2044	7,347	8,715
1.000%, 02/15/2046	4,733	5,151
0.750%, 02/15/2042	1,342	1,383
0.750%, 02/15/2045	5,140	5,298
0.625%, 01/15/2024	2,950	3,095

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.625%, 01/15/2026	$20	$21
0.625%, 02/15/2043	1,957	1,962
0.375%, 07/15/2023	4,271	4,426
0.375%, 07/15/2025	11,091	11,455
U.S. Treasury Notes
3.500%, 05/15/2020	6,350	6,907
2.125%, 08/31/2020	8,220	8,552
2.125%, 08/15/2021	10,374	10,834
2.000%, 09/30/2020	1,185	1,228
2.000%, 08/31/2021	1,973	2,049
2.000%, 11/30/2022	3,330	3,460
1.875%, 08/31/2017	10,195	10,306
1.875%, 10/31/2017	510	516
1.750%, 10/31/2020	2,090	2,145
1.625%, 08/31/2019	3,867	3,948
1.625%, 11/30/2020	7,255	7,412
1.625%, 05/15/2026	320	320
1.500%, 08/15/2026	23,980	23,747
1.375%, 09/30/2018	968	979
1.375%, 01/31/2021	4,443	4,492
1.375%, 04/30/2021	11,813	11,937
1.375%, 05/31/2021	170	172
1.375%, 08/31/2023	9,888	9,857
1.375%, 09/30/2023	861	858
1.250%, 12/15/2018	2,031	2,050
1.250%, 07/31/2023	9,550	9,450
1.125%, 06/15/2018	2,189	2,203
1.125%, 01/15/2019	500	503
1.125%, 06/30/2021	630	629
1.125%, 07/31/2021	18,735	18,710
1.125%, 08/31/2021	4,797	4,792
1.125%, 09/30/2021	48,820	48,755
1.000%, 12/15/2017	1,555	1,561
1.000%, 05/15/2018	3,097	3,109
1.000%, 09/15/2018	1,058	1,062
1.000%, 08/31/2019	1,852	1,858
0.875%, 10/15/2017	1,150	1,152
0.875%, 11/15/2017	1,840	1,844
0.875%, 05/31/2018	24,871	24,923
0.875%, 07/15/2018	1,967	1,971
0.875%, 06/15/2019	14,786	14,790
0.875%, 09/15/2019	3,331	3,331
0.750%, 10/31/2017	28,635	28,655
0.750%, 01/31/2018	1,095	1,095
0.750%, 02/28/2018	6,919	6,921
0.750%, 07/31/2018	8,815	8,813
0.750%, 08/31/2018	273	273
0.750%, 09/30/2018	6,393	6,391
0.750%, 08/15/2019	14,996	14,944

Total U.S. Treasury Obligations (Cost $634,818) ($ Thousands)		653,766

SEI Institutional Managed Trust / Annual Report / September 30, 2016	97

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 30.2%

Agency Mortgage-Backed Obligations — 24.5%
FHLMC
7.500%, 05/01/2031 to 09/01/2032	$284	$308
7.000%, 05/01/2024 to 03/01/2039	352	400
6.500%, 06/01/2017 to 09/01/2039	238	270
6.000%, 03/01/2020 to 07/01/2037	1,191	1,296
5.500%, 02/01/2017 to 11/01/2035	1,183	1,261
5.000%, 10/01/2018 to 06/01/2044	5,374	5,952
4.500%, 08/01/2020 to 03/01/2044	2,412	2,588
4.000%, 04/01/2019 to 07/01/2046	24,474	26,470
3.500%, 11/01/2029 to 08/01/2046	64,285	68,506
3.000%, 03/01/2030 to 09/01/2046	12,900	13,442
FHLMC ARM
3.090%, 02/01/2045 (C)	413	430
2.815%, 05/01/2045 (C)	351	364
2.791%, 12/01/2041 (C)	103	107
2.755%, 08/01/2044 (C)	–	–
2.540%, 07/01/2042 (C)	434	449
FHLMC CMO, Ser 1988-1, Cl Z
9.300%, 04/15/2019	3	3
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	500	549
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	82	96
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	562	629
FHLMC CMO, Ser 2005-2945, Cl SA
11.350%, 03/15/2020 (C)	193	207
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	1,121	1,273
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	289	314
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.506%, 05/15/2038 (C)	90	11
FHLMC CMO, Ser 2010-3621, Cl SB, IO
5.706%, 01/15/2040 (C)	94	17
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.426%, 10/15/2041 (C)	717	115
FHLMC CMO, Ser 2012-4054, Cl SA, IO
5.526%, 08/15/2039 (C)	1,192	191
FHLMC CMO, Ser 2012-4076, Cl SW, IO
5.526%, 07/15/2042 (C)	66	16
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	1,207	113
FHLMC CMO, Ser 2012-4136, Cl SJ, IO
5.626%, 11/15/2042 (C)	139	25
FHLMC CMO, Ser 2012-4136, Cl SE, IO
5.626%, 11/15/2042 (C)	127	24
FHLMC CMO, Ser 2013-300, Cl 300
3.000%, 01/15/2043	1,305	1,359
FHLMC CMO, Ser 2013-4174, Cl SA, IO
5.676%, 05/15/2039 (C)	395	55

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2013-4203, Cl PS, IO
5.726%, 09/15/2042 (C)	$384	$70
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.948%, 04/15/2041 (C)	702	47
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	688	730
FHLMC Multifamily Structured Pass-Through Certificates, Ser K008, Cl X1, IO
1.782%, 06/25/2020 (C)	2,782	125
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.788%, 07/25/2021 (C)	1,341	88
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.701%, 10/25/2021 (C)	287	19
FHLMC Multifamily Structured Pass-Through Certificates, Ser K151, Cl A3
3.511%, 04/25/2030	1,465	1,630
FHLMC TBA
3.500%, 10/01/2046 to 11/01/2046	2,500	2,634
3.000%, 10/15/2042	10,375	10,781
FNMA
7.000%, 09/01/2026 to 02/01/2039	1,301	1,503
6.500%, 05/01/2017 to 05/01/2040	112	121
6.000%, 10/01/2019 to 07/01/2037	2,700	3,112
5.500%, 12/01/2016 to 08/01/2038	389	426
5.000%, 01/01/2020 to 02/01/2040	6,804	7,644
4.500%, 01/01/2020 to 06/01/2046	22,204	24,570
4.000%, 08/01/2020 to 07/01/2046	64,501	70,086
3.840%, 08/01/2021	2,950	3,227
3.762%, 12/01/2020	2,769	2,989
3.665%, 10/01/2020	1,570	1,690
3.619%, 12/01/2020	1,845	1,986
3.500%, 12/01/2029 to 12/31/2050	35,373	37,795
3.010%, 04/01/2028	1,320	1,407
3.000%, 04/01/2031 to 09/01/2042	9,389	9,869
2.830%, 06/01/2022	1,170	1,237
2.510%, 08/01/2026	1,338	1,380
2.500%, 10/01/2042	807	818
FNMA ACES, Ser 2012-M14, Cl X2, IO
0.590%, 09/25/2022 (C)	18,817	441
FNMA ACES, Ser 2014-M12, Cl FA
0.773%, 10/25/2021 (C)	1,094	1,089
FNMA ACES, Ser 2015-M13, Cl A2
2.801%, 06/25/2025 (C)	130	136
FNMA ACES, Ser 2016-M6, Cl A2
2.488%, 05/25/2026	1,096	1,127
FNMA ARM
4.374%, 04/01/2040 (C)	319	339
3.192%, 10/01/2043 (C)	393	410
2.908%, 06/01/2041 (C)	773	816
2.833%, 05/01/2043 (C)	211	220

98	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.753%, 01/01/2045 (C)	$631	$655
2.751%, 01/01/2045 (C)	523	542
2.669%, 01/01/2042 (C)	527	548
2.514%, 02/01/2042 (C)	987	1,034
2.454%, 10/01/2035 (C)	1,934	2,018
2.431%, 06/01/2042 (C)	400	413
2.428%, 11/01/2035 (C)	283	295
2.415%, 11/01/2035 (C)	1,093	1,139
2.409%, 11/01/2035 (C)	246	256
2.395%, 11/01/2035 (C)	229	240
2.392%, 11/01/2035 (C)	249	259
2.354%, 10/01/2035 (C)	1,239	1,289
2.337%, 11/01/2035 (C)	237	246
2.316%, 10/01/2035 (C)	170	177
1.706%, 04/01/2043 (C)	490	504
FNMA CMO STRIPS, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	880	82
FNMA CMO STRIPS, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	593	85
FNMA CMO STRIPS, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	702	111
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	231	257
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	811	877
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/01/2035	1,916	397
FNMA CMO, Ser 2006-112, Cl ST, IO
6.176%, 11/25/2036 (C)	1,605	230
FNMA CMO, Ser 2007-108, Cl AN
8.204%, 11/25/2037 (C)	127	155
FNMA CMO, Ser 2008-22, Cl SI, IO
5.906%, 03/25/2037 (C)	2,453	146
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	2,035	1,906
FNMA CMO, Ser 2010-150, Cl SK, IO
6.345%, 01/25/2041 (C)	594	114
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041	2,268	2,657
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	808	64
FNMA CMO, Ser 2011-96, Cl SA, IO
6.025%, 10/25/2041 (C)	1,804	369
FNMA CMO, Ser 2012-112, Cl DA
3.000%, 10/25/2042	1,884	1,963
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.626%, 11/25/2042 (C)	417	91
FNMA CMO, Ser 2012-133, Cl CS, IO
5.626%, 12/25/2042 (C)	515	92
FNMA CMO, Ser 2012-133, Cl SA, IO
5.626%, 12/25/2042 (C)	134	26

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042	$378	$394
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	109	122
FNMA CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	332	346
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	484	556
FNMA CMO, Ser 2012-70, Cl YS, IO
6.126%, 02/25/2041 (C)	154	20
FNMA CMO, Ser 2012-74, Cl SA, IO
6.126%, 03/25/2042 (C)	573	106
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (A)	44	40
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (A)	88	80
FNMA CMO, Ser 2013-10, Cl SJ, IO
5.625%, 02/25/2043 (C)	1,020	220
FNMA CMO, Ser 2013-10, Cl JS, IO
5.625%, 02/25/2043 (C)	958	178
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	6,875	7,259
FNMA CMO, Ser 2013-9, Cl SA, IO
5.626%, 03/25/2042 (C)	706	122
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	3,961	4,459
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	546	632
FNMA CMO, Ser 2014-M2, Cl A2
3.513%, 12/25/2023 (C)	1,770	1,945
FNMA CMO, Ser 2014-M4, Cl A2
3.346%, 03/25/2024 (C)	2,795	3,037
FNMA CMO, Ser 2015-55, Cl IO, IO
1.741%, 08/25/2055 (C)	1,343	84
FNMA CMO, Ser 2015-M2, Cl A3
3.150%, 12/25/2024 (C)	2,582	2,770
FNMA CMO, Ser 2015-M7, Cl AB2
2.502%, 12/25/2024	540	552
FNMA CMO, Ser 2016-59, Cl CA
3.500%, 09/25/2043	1,939	2,064
FNMA Multifamily Megas, Ser 141, Cl 1
2.966%, 05/01/2027 (C)	2,248	2,385
FNMA TBA
5.000%, 11/01/2037	1,500	1,665
4.500%, 10/15/2042	5,435	5,952
4.000%, 10/01/2046 to 11/01/2046	11,350	12,181
3.500%, 10/16/2027 to 11/01/2040	17,300	18,240
3.000%, 11/25/2026 to 12/15/2044	24,790	25,754
2.500%, 10/15/2027	14,295	14,806
0.000%, 10/01/2031	1,378	1,457

SEI Institutional Managed Trust / Annual Report / September 30, 2016	99

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust, Ser 2012-K20, Cl X2A, IO
0.200%, 05/25/2045 (D)	$12,707	$113
FREMF Mortgage Trust, Ser 2015-K47, Cl B
3.724%, 06/25/2048 (C)(D)	160	159
GNMA
8.000%, 11/15/2029 to 09/15/2030	56	62
7.500%, 03/15/2029	71	87
6.500%, 07/15/2028 to 09/15/2035	2,251	2,629
6.000%, 10/15/2023 to 10/20/2040	4,167	4,848
5.000%, 07/20/2040 to 11/20/2045	1,042	1,159
4.500%, 03/15/2041 to 09/20/2046	3,393	3,754
4.000%, 10/15/2041 to 08/20/2046	8,537	9,278
3.500%, 03/20/2046 to 07/15/2046	5,504	5,855
3.000%, 07/20/2046 to 08/20/2046	4,353	4,566
GNMA CMO, Ser 2007-17, Cl IB, IO
5.738%, 04/20/2037 (C)	789	158
GNMA CMO, Ser 2010-31, Cl GS, IO
5.988%, 03/20/2039 (C)	116	8
GNMA CMO, Ser 2010-4, Cl NS, IO
5.883%, 01/16/2040 (C)	6,019	1,177
GNMA CMO, Ser 2010-85, Cl HS, IO
6.138%, 01/20/2040 (C)	114	12
GNMA CMO, Ser 2010-H27, Cl FA
0.848%, 12/20/2060 (C)	1,509	1,498
GNMA CMO, Ser 2010-H28, Cl FE
0.868%, 12/20/2060 (C)	850	845
GNMA CMO, Ser 2011-H08, Cl FG
0.948%, 03/20/2061 (C)	913	910
GNMA CMO, Ser 2011-H09, Cl AF
0.968%, 03/20/2061 (C)	647	646
GNMA CMO, Ser 2012-152, Cl IO, IO
0.730%, 01/16/2054 (C)	9,056	493
GNMA CMO, Ser 2012-34, Cl SA, IO
5.538%, 03/20/2042 (C)	642	128
GNMA CMO, Ser 2012-43, Cl SN, IO
6.093%, 04/16/2042 (C)	52	12
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	854	69
GNMA CMO, Ser 2012-98, Cl SA, IO
5.666%, 08/16/2042 (C)	429	66
GNMA CMO, Ser 2013-178, Cl IO, IO
0.867%, 06/16/2055 (C)	1,481	67
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	192	38
GNMA TBA
3.500%, 10/15/2041 to 11/15/2041	16,600	17,621
3.000%, 10/01/2042 to 12/01/2042	23,165	24,229
NCUA Guaranteed Notes, Ser 2010-R2, Cl 1A
0.843%, 11/06/2017 (C)	978	978

		525,530

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency Mortgage-Backed Obligations — 5.7%
Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 3A1
2.575%, 02/25/2035 (C)	$1,834	$1,737
Adjustable Rate Mortgage Trust, Ser 2007-1, Cl 5A31
0.664%, 03/25/2037 (C)	2,493	1,888
Alternative Loan Trust, Ser 2005-36, Cl 3A1
2.966%, 08/25/2035 (C)	2,178	1,756
Alternative Loan Trust, Ser 2006-18CB, Cl A6
26.502%, 07/25/2036 (C)	371	542
Alternative Loan Trust, Ser 2006-OA11, Cl A4
0.714%, 09/25/2046 (C)	511	388
Alternative Loan Trust, Ser 2007-23CB, Cl A7
0.925%, 09/25/2037 (C)	2,793	1,492
American Home Mortgage Assets Trust, Ser 2006-6, Cl A1A
0.715%, 12/25/2046 (C)	1,791	1,201
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
3.032%, 06/25/2045 (C)	1,788	1,773
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
2.842%, 11/25/2045 (C)	1,824	1,378
Avenue of the Americas Trust, Ser 2015-1211, Cl A1A2
3.901%, 08/10/2035 (D)	805	891
BAMLL Commercial Mortgage Securities Trust, Ser 2014-520M, Cl A
4.185%, 08/15/2034 (C)(D)	440	506
BAMLL Re-REMIC Trust, Ser 2016-RRGG10, Cl AJA
5.988%, 08/10/2045 (C)(D)	1,812	1,236
BCAP Trust, Ser 2015-RR2, Cl 21A1
0.888%, 03/28/2037 (C)(D)	1,338	1,256
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.807%, 05/25/2034 (C)	206	195
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035 (C)	1,687	1,674
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
7.162%, 11/25/2035 (C)	5,034	1,781
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl AJ
5.563%, 01/15/2046 (C)	523	382
CD Commercial Mortgage Trust, Ser 2006-CD3, Cl AJ
5.688%, 10/15/2048	170	98
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl AJ
5.398%, 12/11/2049 (C)	305	242

100	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl A1
1.443%, 08/10/2021	$186	$186
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl ASB
2.622%, 07/10/2026	188	193
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (C)(D)	459	508
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2021	323	325
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl ASB
3.091%, 05/10/2058	225	236
CGBRAM Commerical Mortgage Trust, Ser 2014-HD, Cl E
3.508%, 02/15/2031 (C)(D)	640	607
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL1, Cl A
1.458%, 06/15/2031 (C)(D)	483	483
Citigroup Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.482%, 10/15/2049	270	252
Citigroup Commercial Mortgage Trust, Ser 20098-C7, Cl AJA
6.333%, 12/10/2049 (C)	140	102
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (D)	655	693
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A2
1.987%, 04/10/2046	484	487
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl E
4.563%, 03/10/2047 (C)(D)	780	548
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%, 02/10/2049	551	599
COMM Mortgage Trust, Ser 2010-C1, Cl A2
3.830%, 07/10/2046 (D)	86	88
COMM Mortgage Trust, Ser 2010-C1, Cl XWB, IO
0.865%, 07/10/2046 (C)(D)	13,060	367
COMM Mortgage Trust, Ser 2012-CR1, Cl A2
2.350%, 05/15/2045	526	528
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045	171	172
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (D)	620	696
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	211	216
COMM Mortgage Trust, Ser 2013-CR11, Cl A1
1.468%, 10/10/2046	117	117

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR12, Cl A1
1.295%, 10/10/2046	$41	$41
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	210	232
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.253%, 10/10/2046 (C)	40	43
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	57	63
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (C)	90	101
COMM Mortgage Trust, Ser 2013-CR13, Cl A4
4.194%, 11/10/2023 (C)	424	476
COMM Mortgage Trust, Ser 2013-CR6, Cl A1
0.719%, 03/10/2046	81	80
COMM Mortgage Trust, Ser 2013-CR6, Cl A2
2.122%, 03/10/2046	842	847
COMM Mortgage Trust, Ser 2013-CR9, Cl E
4.398%, 07/10/2045 (C)(D)	780	581
COMM Mortgage Trust, Ser 2014-CR19, Cl A5
3.796%, 08/10/2047	603	660
COMM Mortgage Trust, Ser 2014-SAVA, Cl D
3.608%, 06/15/2034 (C)(D)	770	763
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	167	181
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	191	203
COMM Mortgage Trust, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047	275	292
COMM Mortgage Trust, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047	488	526
COMM Mortgage Trust, Ser 2015-CR26, Cl ASB
3.373%, 04/10/2025	223	238
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (D)	650	700
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	60	62
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (D)	100	107
Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
3.524%, 07/25/2024 (C)	4,810	4,815
Core Industrial Trust, Ser 2015-TEXW, Cl E
3.977%, 02/10/2034 (C)(D)	630	612
Credit Suisse Commercial Mortgage Trust, Ser 2006-C3, Cl AJ
6.393%, 06/15/2038 (C)	378	208
Credit Suisse Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.373%, 12/15/2039	660	601

SEI Institutional Managed Trust / Annual Report / September 30, 2016	101

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AM
5.615%, 01/15/2049 (C)	$291	$294
Credit Suisse Commercial Mortgage Trust, Ser 2007-C3, Cl AJ
5.889%, 06/15/2039 (C)	540	448
Credit Suisse Commercial Mortgage Trust, Ser 2007-C5, Cl AM
5.869%, 09/15/2040 (C)	270	249
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
2.979%, 10/25/2033 (C)	1,200	1,192
Credit Suisse Group Funding Guernsey, Ser 2015-3GNA, Cl A2
4.273%, 03/12/2017	386	494
Credit Suisse Group Funding Guernsey, Ser 2015-3GNA, Cl A1
3.007%, 03/12/2017	1,098	1,408
Credit Suisse Mortgage Capital Certificates, Ser 2006-C4, Cl AJ
5.538%, 09/15/2039 (C)	56	56
Credit Suisse Mortgage Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (D)	590	508
Credit Suisse Mortgage Trust, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (D)	250	270
Credit Suisse Mortgage Trust, Ser 2015-3R, Cl 1A1
0.712%, 07/29/2037 (C)(D)	932	877
Credit Suisse Mortgage Trust, Ser 2015-4R, Cl 3A1
0.798%, 10/27/2036 (C)(D)	1,044	1,009
Credit Suisse Mortgage Trust, Ser 2015-SAMZ, Cl MZ
6.244%, 08/15/2022 (C)(D)	2,500	2,388
Credit Suisse Mortgage Trust, Ser 2015-Town, Cl F
5.008%, 03/15/2017 (C)(D)	650	627
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl C
4.352%, 06/15/2057 (C)	635	635
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048	212	233
CSAIL Commercial Mortgage Trust, Ser 2016-C5, Cl ASB
3.533%, 11/15/2048	112	121
CSMC Trust, Ser 2014-11R, Cl 9A2
0.628%, 10/27/2036 (C)(D)	2,620	1,539
CSMC Trust, Ser 2014-TIKI, Cl F
4.331%, 09/15/2038 (C)(D)	1,900	1,799

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (D)	$11	$11
Downey Savings & Loan Association Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
1.314%, 11/19/2044 (C)	1,063	926
EQTY Mortgage Trust, Ser 2014-INNS, Cl D
2.849%, 05/08/2031 (C)(D)	530	519
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M1
2.175%, 08/25/2024 (C)	21	21
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
5.174%, 10/25/2028 (C)	1,480	1,555
GS Mortgage Securities II, Ser 2015-GC30, Cl B
4.150%, 05/10/2050 (C)	680	703
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039	430	345
GS Mortgage Securities Trust, Ser 2007-GG10, Cl AM
5.988%, 08/10/2045 (C)	2,590	2,493
GS Mortgage Securities Trust, Ser 2011-GC5, Cl A2
2.999%, 08/10/2044	42	42
GS Mortgage Securities Trust, Ser 2011-GC5, Cl XA, IO
1.572%, 08/10/2044 (C)(D)	752	40
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A2
2.318%, 05/10/2045	367	368
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	78	80
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A1
1.264%, 11/10/2046	20	20
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (C)	180	208
GS Mortgage Securities Trust, Ser 2014-GC18, Cl AAB
3.648%, 01/10/2047	311	336
GS Mortgage Securities Trust, Ser 2014-GC20, Cl AAB
3.655%, 04/10/2047	400	433
GS Mortgage Securities Trust, Ser 2014-GC26, Cl B
4.215%, 11/10/2047 (C)	680	741
GS Mortgage Securities Trust, Ser 2015-GC34, Cl AAB
3.278%, 10/10/2048	261	278

102	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	$342	$352
GS Mortgage Securities Trust, Ser 2016-GS3, Cl A4
2.850%, 10/10/2049	808	832
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (C)(D)	25	25
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
2.797%, 10/25/2033 (C)	341	344
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 3A5
3.027%, 07/25/2035 (C)	4,056	3,744
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
2.834%, 05/19/2034 (C)	1,912	1,892
Impac Secured Assets Trust, Ser 2006-5, Cl 2A
0.724%, 12/25/2036 (C)	1,330	1,195
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (D)	1,596	1,871
IndyMac IMSC Mortgage Loan Trust, Ser 2007-HOA1, Cl A22
0.705%, 07/25/2047 (C)	1,844	1,161
IndyMac INDX Mortgage Loan Trust, Ser 2007-AR7, Cl 2A1
2.654%, 06/25/2037 (C)	2,707	2,057
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, Cl ASB
3.761%, 08/15/2046 (C)	165	179
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.215%, 11/15/2045 (C)	190	209
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	214	220
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.050%, 01/15/2047 (C)	100	113
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C24, Cl AS
3.914%, 11/15/2047 (C)	610	663
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	774	798
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl AS
4.226%, 07/15/2048 (C)	523	578
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/2048	177	191
JPMBB Commercial Mortgage Securities Trust, Ser 2016-C1, Cl ASB
3.316%, 03/15/2049	462	491

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl ASB
2.954%, 06/15/2049	$449	$468
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041	9	9
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB18, Cl AJ
5.502%, 06/12/2047 (C)	1,495	1,198
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AJ
5.882%, 05/12/2017 (C)	250	202
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDP12, Cl AJ
6.209%, 02/15/2051 (C)	45	41
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A2
3.616%, 11/15/2043 (D)	177	180
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (D)	805	866
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (D)	186	191
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A2
3.673%, 02/15/2046 (D)	5	5
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A3
4.388%, 02/15/2046 (D)	3,025	3,133
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (D)	1,239	1,287
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047	193	193
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.724%, 07/15/2047 (C)	610	631
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-JP1, Cl ASB
3.733%, 01/15/2049	125	136
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl ASB
2.713%, 09/15/2025	361	370
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP3, Cl A5
2.870%, 08/15/2026	1,155	1,186
JPMorgan Chase Commercial Mortgage Securities, Ser 2013-C13, Cl ASB
3.414%, 01/15/2046	333	354
Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/2036 (D)	650	702

SEI Institutional Managed Trust / Annual Report / September 30, 2016	103

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (C)(D)	$1,750	$1,774
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (D)	1,750	1,660
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.875%, 02/25/2034 (C)	357	358
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048 (C)	840	679
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJFL
5.450%, 08/12/2048 (C)(D)	100	81
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049 (C)	1,200	912
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A2
2.964%, 06/15/2018	143	146
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A1
1.394%, 07/15/2046	122	123
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	83	86
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	201	203
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C21, Cl E
3.012%, 03/15/2048 (D)	1,000	619
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C22, Cl C
4.384%, 04/15/2048 (C)	630	639
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl A3
3.451%, 07/15/2050	137	148
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C28, Cl ASB
3.288%, 01/15/2049	463	490
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C28, Cl A3
3.272%, 11/15/2025	404	430
Morgan Stanley Capital I Trust, Ser 2006-IQ12, Cl AJ
5.399%, 12/15/2043	790	590
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.298%, 12/12/2049 (C)	1,010	917

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A2
3.476%, 06/15/2044 (D)	$79	$79
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl ASB
2.606%, 01/15/2021	258	264
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl A1
1.445%, 04/15/2021	576	575
Morgan Stanley Capital I Trust, Ser 2016-UBS9, Cl A1
1.711%, 03/15/2049	320	320
Motel 6 Trust, Ser 2015-MTL6, Cl F
5.000%, 02/05/2030 (D)	1,470	1,416
Nomura Resecuritization Trust, Ser 2015-6R, Cl 3A5
0.678%, 05/26/2046 (C)(D)	3,440	2,021
OBP Depositor Trust, Ser 2010-OBP, Cl A
4.646%, 07/15/2045 (D)	560	610
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (D)	1,435	1,332
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	129	130
RBS Commercial Funding Trust, Ser 2013-1A, Cl A
3.961%, 01/13/2032 (C)(D)	640	701
Residential Asset Securitization Trust, Ser 2004-A6, Cl A1
5.000%, 08/25/2019	57	57
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.989%, 12/25/2034 (C)	360	359
Structured Asset Securities, Ser 2005-17, Cl 5A1
5.500%, 10/25/2035	906	736
Trust Company of the West, Ser 1060
2.600%, 10/28/2031	1,370	1,374
Trust Company of the West, Ser 1063
2.610%, 11/28/2028	1,355	1,379
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063	365	367
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A2
1.712%, 12/10/2017	362	363
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.649%, 12/10/2045 (C)(D)	670	662
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (D)	110	115
WaMu Mortgage Pass-Through Certificates Trust, Ser 2007-OA1, Cl A1A
1.189%, 02/25/2047 (C)	2,928	2,268

104	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
1.189%, 01/25/2047 (C)	$1,784	$1,286
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS1, Cl 1A
5.000%, 02/25/2018	17	17
Waterfall Commercial Mortgage Trust, Ser 2015-SBC5, Cl A
4.104%, 09/19/2022 (C)(D)	2,404	2,377
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.433%, 07/15/2046 (C)	20	22
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
3.052%, 06/25/2034 (C)	701	701
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl XA, IO
1.542%, 03/15/2044 (C)(D)	7,580	351
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A3
4.394%, 06/15/2044 (D)	1,813	1,888
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.661%, 06/15/2045 (C)(D)	339	22
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (C)	110	123

		123,354

Total Mortgage-Backed Securities (Cost $656,669) ($ Thousands)		648,884

CORPORATE OBLIGATIONS — 27.6%

Consumer Discretionary — 1.9%
1011778 BC ULC / New Red Finance
6.000%, 04/01/2022 (D)	390	408
21st Century Fox America
6.650%, 11/15/2037	180	237
6.200%, 12/15/2034	65	82
Altice Financing
6.625%, 02/15/2023 (D)	400	410
Amazon.com
4.950%, 12/05/2044	360	438
American Axle & Manufacturing
6.625%, 10/15/2022 (E)	380	402
American Honda Finance MTN
3.875%, 09/21/2020 (D)	1,065	1,155
BMW US Capital
2.800%, 04/11/2026 (D)	555	566
CCO Holdings
5.875%, 04/01/2024 (D)	70	75

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Charter Communications Operating
6.484%, 10/23/2045 (D)	$949	$1,148
6.384%, 10/23/2035 (D)	100	118
4.908%, 07/23/2025 (D)	40	44
4.464%, 07/23/2022 (D)	1,700	1,834
Comcast
6.950%, 08/15/2037 (E)	450	656
6.550%, 07/01/2039	270	383
6.400%, 03/01/2040	150	210
4.400%, 08/15/2035	315	357
4.200%, 08/15/2034	200	221
3.375%, 02/15/2025	310	332
Cox Communications
4.800%, 02/01/2035 (D)	115	114
4.700%, 12/15/2042 (D)	10	9
Daimler Finance North America LLC
2.375%, 08/01/2018 (D)	735	746
1.125%, 03/10/2017 (D)	975	975
Discovery Communications
4.900%, 03/11/2026	400	435
4.875%, 04/01/2043	155	148
DISH DBS
6.750%, 06/01/2021	80	86
5.875%, 07/15/2022	250	257
5.875%, 11/15/2024	600	593
Dollar Tree
5.750%, 03/01/2023 (E)	240	258
ERAC USA Finance
3.300%, 12/01/2026 (D)	645	664
Fiat Chrysler Automobiles
4.500%, 04/15/2020 (E)	200	206
Ford Motor
4.750%, 01/15/2043	260	269
Ford Motor Credit
5.875%, 08/02/2021	230	263
3.200%, 01/15/2021	770	791
Ford Motor Credit LLC
3.219%, 01/09/2022	480	493
2.597%, 11/04/2019	775	787
General Motors
6.600%, 04/01/2036	670	806
6.250%, 10/02/2043	100	118
5.000%, 04/01/2035	305	316
General Motors Financial
5.250%, 03/01/2026	655	719
4.750%, 08/15/2017	1,000	1,027
4.375%, 09/25/2021	180	192
4.250%, 05/15/2023	110	114
4.200%, 03/01/2021	1,145	1,205
3.700%, 05/09/2023	830	844
3.450%, 04/10/2022	540	548
3.250%, 05/15/2018	60	61

SEI Institutional Managed Trust / Annual Report / September 30, 2016	105

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Goodyear Tire & Rubber
5.125%, 11/15/2023	$300	$313
5.000%, 05/31/2026	140	144
Grupo Televisa
6.125%, 01/31/2046	255	279
5.000%, 05/13/2045	270	258
Hyundai Capital America
2.125%, 10/02/2017 (D)	270	271
L Brands
5.625%, 10/15/2023	110	123
McDonald’s MTN
4.875%, 12/09/2045	630	731
3.700%, 01/30/2026	324	349
2.750%, 12/09/2020	285	296
NBCUniversal Media
4.375%, 04/01/2021 (E)	270	300
NCL
4.625%, 11/15/2020 (D)	310	310
Netflix
5.875%, 02/15/2025	110	119
5.500%, 02/15/2022	50	54
Newell Brands
5.500%, 04/01/2046	267	324
4.200%, 04/01/2026	530	577
3.850%, 04/01/2023	340	362
3.150%, 04/01/2021	170	177
QVC
5.950%, 03/15/2043	20	19
Scripps Networks Interactive
3.900%, 11/15/2024	225	236
3.500%, 06/15/2022	255	266
2.800%, 06/15/2020	290	297
SFR Group
7.375%, 05/01/2026 (D)	600	613
Taylor Morrison Communities
5.250%, 04/15/2021 (D)(E)	460	475
Time Warner
7.700%, 05/01/2032	1,010	1,436
6.250%, 03/29/2041	265	341
4.750%, 03/29/2021	730	818
3.550%, 06/01/2024	1,365	1,450
Time Warner Cable
8.250%, 04/01/2019	2,265	2,608
7.300%, 07/01/2038	190	243
6.550%, 05/01/2037	635	753
5.875%, 11/15/2040	370	411
Time Warner Entertainment
8.375%, 07/15/2033	270	368
Toyota Motor Credit MTN
1.250%, 10/05/2017	1,150	1,151
United Business Media
5.750%, 11/03/2020 (D)	490	531

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Viacom
4.850%, 12/15/2034	$290	$296
4.250%, 09/01/2023	100	106
3.875%, 04/01/2024	100	103
3.450%, 10/04/2026	230	229
2.250%, 02/04/2022	350	349
Volkswagen International Finance
1.125%, 11/18/2016 (D)	1,115	1,115

		41,321

Consumer Staples — 2.1%
Altria Group
9.250%, 08/06/2019	1,250	1,519
5.375%, 01/31/2044	110	139
4.750%, 05/05/2021	720	814
2.850%, 08/09/2022	260	271
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	3,535	4,206
3.650%, 02/01/2026	4,043	4,342
3.300%, 02/01/2023	1,830	1,932
2.650%, 02/01/2021	410	423
Anheuser-Busch InBev Worldwide
5.375%, 01/15/2020	1,140	1,273
5.000%, 04/15/2020	430	478
2.500%, 07/15/2022	330	337
Anheuser-Busch LLC
5.050%, 10/15/2016	940	941
Coca-Cola
1.550%, 09/01/2021	375	374
Coca-Cola Femsa
2.375%, 11/26/2018	680	692
CVS Health
5.125%, 07/20/2045	1,810	2,215
3.875%, 07/20/2025	266	290
3.500%, 07/20/2022	100	107
Diageo Capital PLC
4.828%, 07/15/2020	1,450	1,620
Kraft Heinz Foods
6.500%, 02/09/2040	225	302
5.375%, 02/10/2020	455	508
5.200%, 07/15/2045	60	71
5.000%, 07/15/2035	270	312
4.375%, 06/01/2046	1,080	1,143
3.950%, 07/15/2025	700	757
3.500%, 06/06/2022	1,150	1,222
3.500%, 07/15/2022	500	531
3.000%, 06/01/2026	540	544
2.800%, 07/02/2020	875	907
1.600%, 06/30/2017	1,018	1,020
Kroger
2.950%, 11/01/2021	375	391

106	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Molson Coors Brewing
3.500%, 05/01/2022	$100	$107
3.000%, 07/15/2026	775	780
Mondelez International
4.000%, 02/01/2024	360	395
PepsiCo
4.000%, 03/05/2042	110	120
Pernod Ricard
4.450%, 01/15/2022 (D)	180	199
2.950%, 01/15/2017 (D)	360	361
Philip Morris International
4.500%, 03/20/2042	130	147
4.250%, 11/10/2044	360	399
2.900%, 11/15/2021	370	388
2.500%, 08/22/2022	340	349
2.125%, 05/10/2023 (E)	480	479
Reynolds American
8.125%, 06/23/2019	20	23
5.850%, 08/15/2045	1,580	2,054
5.700%, 08/15/2035	275	340
3.250%, 06/12/2020	162	170
Skandinaviska Enskilda Banken
1.875%, 09/13/2021	820	814
Spectrum Brands
5.750%, 07/15/2025	130	141
Tyson Foods
5.150%, 08/15/2044	130	153
Walgreens Boots Alliance
4.800%, 11/18/2044	470	518
3.450%, 06/01/2026	2,530	2,626
3.300%, 11/18/2021	590	624
Wal-Mart Stores
4.300%, 04/22/2044	855	1,004
Wm Wrigley Jr
3.375%, 10/21/2020 (D)	765	810
2.900%, 10/21/2019 (D)	1,119	1,158
2.400%, 10/21/2018 (D)	430	437
2.000%, 10/20/2017 (D)	205	206

		44,483

Energy — 3.0%
Anadarko Finance, Ser B
7.500%, 05/01/2031 (E)	810	1,003
Anadarko Petroleum
6.450%, 09/15/2036	30	35
4.850%, 03/15/2021	190	204
4.500%, 07/15/2044	400	367
Apache
5.100%, 09/01/2040	80	83
4.250%, 01/15/2044	950	923
BG Energy Capital PLC
4.000%, 10/15/2021 (D)	910	995

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BP Capital Markets PLC
3.561%, 11/01/2021	$50	$54
3.506%, 03/17/2025	530	562
3.245%, 05/06/2022 (E)	160	169
3.119%, 05/04/2026	100	102
Chesapeake Energy
5.750%, 03/15/2023	70	60
Chevron
2.954%, 05/16/2026	1,060	1,095
2.100%, 05/16/2021	1,355	1,377
1.561%, 05/16/2019	756	760
Cimarex Energy
4.375%, 06/01/2024	345	360
CNOOC Finance
3.500%, 05/05/2025	1,370	1,410
Concho Resources
5.500%, 10/01/2022	130	135
5.500%, 04/01/2023	60	62
Conoco Funding
7.250%, 10/15/2031	50	66
ConocoPhillips
5.900%, 10/15/2032	10	12
5.900%, 05/15/2038	420	503
4.150%, 11/15/2034	630	629
Devon Energy
5.850%, 12/15/2025 (E)	450	506
5.600%, 07/15/2041	380	383
5.000%, 06/15/2045	580	564
3.250%, 05/15/2022 (E)	270	268
Devon Financing LLC
7.875%, 09/30/2031	260	322
Ecopetrol
5.875%, 05/28/2045	1,290	1,183
Enbridge Energy Partners
5.875%, 10/15/2025	750	862
Energy Transfer Partners
8.250%, 11/15/2029	1,315	1,604
6.125%, 12/15/2045	845	883
4.750%, 01/15/2026	255	263
2.500%, 06/15/2018	460	463
Ensco
4.700%, 03/15/2021 (E)	170	153
Enterprise Products Operating LLC
6.450%, 09/01/2040	65	79
5.950%, 02/01/2041	105	122
5.100%, 02/15/2045	215	231
EOG Resources
4.150%, 01/15/2026	399	436
Exxon Mobil
4.114%, 03/01/2046	476	532
3.043%, 03/01/2026	500	524

SEI Institutional Managed Trust / Annual Report / September 30, 2016	107

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Florida Gas Transmission LLC
7.900%, 05/15/2019 (D)	$1,000	$1,134
Gulfstream Natural Gas System
5.950%, 10/15/2045 (D)	190	209
Halliburton
5.000%, 11/15/2045	722	788
4.850%, 11/15/2035	60	64
3.800%, 11/15/2025	540	558
Hess
5.800%, 04/01/2047	345	353
Kerr-McGee
7.875%, 09/15/2031	430	533
Kinder Morgan
5.550%, 06/01/2045	555	569
5.300%, 12/01/2034	115	115
4.300%, 06/01/2025	1,635	1,699
Magellan Midstream Partners
5.000%, 03/01/2026	185	211
Marathon Petroleum
5.850%, 12/15/2045	205	208
5.000%, 09/15/2054	55	48
MPLX
5.500%, 02/15/2023	320	331
4.875%, 12/01/2024	320	331
4.875%, 06/01/2025	110	114
Noble Energy
6.000%, 03/01/2041	170	184
5.250%, 11/15/2043	180	183
4.150%, 12/15/2021	690	734
3.900%, 11/15/2024	500	510
Oasis Petroleum
6.875%, 03/15/2022	20	19
6.500%, 11/01/2021	70	67
Occidental Petroleum
4.625%, 06/15/2045	150	170
3.400%, 04/15/2026	270	285
3.125%, 02/15/2022	330	346
Panhandle Eastern Pipeline
8.125%, 06/01/2019	2,500	2,803
Petrobras Global Finance
6.850%, 06/05/2115	620	525
6.250%, 03/17/2024	720	700
5.750%, 01/20/2020	574	591
Petrobras International Finance
5.375%, 01/27/2021	1,090	1,078
Petro-Canada
6.800%, 05/15/2038	915	1,201
Petroleos Mexicanos
6.625%, 06/15/2035	1,667	1,697
6.375%, 01/23/2045	820	783
5.500%, 06/27/2044	90	78
2.460%, 12/15/2025	1,121	1,151

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.378%, 04/15/2025	$594	$608
Petroleos Mexicanos MTN
6.875%, 08/04/2026 (D)	345	389
6.750%, 09/21/2047 (D)	435	435
5.625%, 01/23/2046	405	353
Pride International
8.500%, 06/15/2019 (E)	170	185
6.875%, 08/15/2020	80	79
QEP Resources
6.875%, 03/01/2021 (E)	340	354
Range Resources
5.000%, 03/15/2023 (D)(E)	680	668
4.875%, 05/15/2025	30	29
Regency Energy Partners
4.500%, 11/01/2023	690	695
Sabine Pass Liquefaction
5.750%, 05/15/2024	220	237
5.000%, 03/15/2027 (D)	365	374
Schlumberger Holdings
4.000%, 12/21/2025 (D)	330	359
3.000%, 12/21/2020 (D)	1,690	1,762
SESI LLC
7.125%, 12/15/2021	60	59
Shelf Drilling Holdings
8.625%, 11/01/2018 (D)	40	32
Shell International Finance
4.375%, 03/25/2020	690	753
4.375%, 05/11/2045	280	302
4.125%, 05/11/2035	2,120	2,274
4.000%, 05/10/2046	637	652
3.750%, 09/12/2046	310	306
3.400%, 08/12/2023	595	635
2.875%, 05/10/2026	1,355	1,375
2.500%, 09/12/2026	105	103
Sinopec Group Overseas Development
4.375%, 04/10/2024 (D)	860	951
2.750%, 05/17/2017 (D)	490	494
SM Energy
5.000%, 01/15/2024 (E)	70	66
Southern Natural Gas LLC
8.000%, 03/01/2032	170	218
Spectra Energy Partners
4.500%, 03/15/2045	800	802
Statoil
3.700%, 03/01/2024	355	386
TC PipeLines
4.650%, 06/15/2021	160	168
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	1,638	2,042
Total Capital International
2.875%, 02/17/2022	850	892

108	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TransCanada PipeLines
4.625%, 03/01/2034	$815	$899
Transcontinental Gas Pipe Line
7.850%, 02/01/2026 (D)	1,060	1,374
Valero Energy
3.400%, 09/15/2026	580	576
Williams
7.875%, 09/01/2021	495	573
7.750%, 06/15/2031	861	984
Williams Partners
6.125%, 07/15/2022	680	706
5.100%, 09/15/2045	65	63
4.875%, 03/15/2024	100	101
4.000%, 09/15/2025	220	220
WPX Energy
6.000%, 01/15/2022	60	60

		65,307

Financials — 9.4%
ABN AMRO Bank
4.750%, 07/28/2025 (D)	360	378
Allstate
3.150%, 06/15/2023	555	588
Ally Financial
7.500%, 09/15/2020	626	712
American Express Credit MTN
2.250%, 08/15/2019	1,025	1,046
American International Group
6.250%, 05/01/2036	335	413
6.250%, 03/15/2037 (C)	1,220	1,287
3.900%, 04/01/2026	944	999
Bank of America
6.250%, 09/29/2049 (C)	720	750
6.000%, 09/01/2017	680	707
5.750%, 12/01/2017	305	320
5.700%, 05/02/2017	1,300	1,331
5.420%, 03/15/2017	4,300	4,374
3.875%, 03/22/2017	280	283
Bank of America MTN
8.950%, 05/18/2017 (C)	1,790	1,693
8.680%, 05/02/2017 (C)	3,160	2,981
5.650%, 05/01/2018	270	286
5.625%, 07/01/2020	110	123
5.000%, 01/21/2044	600	706
4.450%, 03/03/2026	1,647	1,768
4.200%, 08/26/2024	830	879
4.000%, 04/01/2024	3,310	3,567
4.000%, 01/22/2025	875	907
3.875%, 08/01/2025	580	620
3.500%, 04/19/2026	60	62
3.300%, 01/11/2023	160	166
2.625%, 04/19/2021	2,365	2,403

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.600%, 01/15/2019	$670	$683
Bank of New York Mellon MTN
2.450%, 08/17/2026	715	711
2.200%, 03/04/2019	630	642
2.200%, 08/16/2023	955	952
Bank of New York Mellon
3.400%, 05/15/2024	1,865	1,996
Barclays Bank PLC MTN
6.050%, 12/04/2017 (D)	420	439
Bear Stearns
6.400%, 10/02/2017	70	73
4.650%, 07/02/2018	995	1,049
Berkshire Hathaway
4.500%, 02/11/2043	600	695
3.125%, 03/15/2026	1,805	1,897
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,000	1,135
BNP Paribas MTN
2.375%, 09/14/2017	320	322
Boeing Capital
4.700%, 10/27/2019	490	539
BPCE
5.150%, 07/21/2024 (D)	210	221
Capital One Bank USA
1.150%, 11/21/2016	1,000	1,000
Capital One Financial
4.200%, 10/29/2025	526	549
3.750%, 07/28/2026	365	366
Chase Capital VI
1.382%, 08/01/2028 (C)	1,750	1,538
Chubb INA Holdings
4.350%, 11/03/2045	405	468
3.350%, 05/03/2026	734	786
2.300%, 11/03/2020	160	164
CIT Group
5.000%, 08/15/2022	120	127
5.000%, 08/01/2023	450	476
Citigroup
8.125%, 07/15/2039	69	108
6.675%, 09/13/2043	70	92
6.625%, 06/15/2032	100	124
6.300%, 12/29/2049 (C)	520	534
5.950%, 12/29/2049 (C)	360	373
5.950%, 12/31/2049 (C)	1,250	1,275
5.900%, 12/29/2049 (C)	140	145
5.500%, 09/13/2025	750	855
5.350%, 05/29/2049 (C)	390	385
5.300%, 05/06/2044	180	202
4.650%, 07/30/2045	810	914
4.600%, 03/09/2026	555	593
4.450%, 09/29/2027	1,915	2,004
4.400%, 06/10/2025	810	858

SEI Institutional Managed Trust / Annual Report / September 30, 2016	109

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.300%, 11/20/2026	$180	$189
4.050%, 07/30/2022	70	74
3.700%, 01/12/2026	905	955
3.500%, 05/15/2023	500	514
3.400%, 05/01/2026	605	625
2.500%, 09/26/2018	3,330	3,383
1.750%, 05/01/2018	1,835	1,838
1.550%, 08/14/2017	980	981
Citigroup Capital III
7.625%, 12/01/2036	1,500	1,904
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (D)	10	11
Compass Bank
3.875%, 04/10/2025	430	421
Cooperatieve Centrale Raiffeisen-Boerenleenbank MTN
4.625%, 12/01/2023	1,100	1,188
Cooperatieve Centrale Raiffeisen-Boerenleenbank
5.250%, 08/04/2045	310	353
4.375%, 08/04/2025	650	686
Cooperatieve Rabobank UA
11.000%, 12/31/2049 (C)(D)	920	1,114
Cooperatieve Rabobank UA MTN
3.750%, 07/21/2026	945	947
Credit Agricole
8.375%, 12/31/2049 (C)(D)	1,090	1,230
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	890	940
4.550%, 04/17/2026 (D)	320	336
3.800%, 06/09/2023 (D)(E)	765	776
3.450%, 04/16/2021 (D)	440	449
Discover Bank
3.100%, 06/04/2020	1,500	1,543
Farmers Exchange Capital
7.050%, 07/15/2028 (D)	1,000	1,200
Farmers Exchange Capital II
6.151%, 11/01/2053 (C)(D)	2,150	2,306
Ford Motor Credit LLC
8.125%, 01/15/2020	660	779
General Electric MTN
4.375%, 09/16/2020	30	33
Goldman Sachs Capital II
4.000%, 06/01/2043 (C)	10	8
Goldman Sachs Group MTN
7.500%, 02/15/2019	950	1,074
6.000%, 06/15/2020	170	193
5.375%, 03/15/2020	2,860	3,167
4.000%, 03/03/2024	490	526
3.850%, 07/08/2024	830	881
Goldman Sachs Group
6.750%, 10/01/2037 (E)	488	621

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.250%, 02/01/2041	$750	$981
6.150%, 04/01/2018	1,780	1,896
5.950%, 01/18/2018	260	274
5.750%, 01/24/2022	110	128
5.250%, 07/27/2021	340	384
5.150%, 05/22/2045	490	534
4.750%, 10/21/2045	857	962
4.250%, 10/21/2025	745	784
3.750%, 02/25/2026	435	457
2.375%, 01/22/2018	1,370	1,385
2.350%, 11/15/2027	1,085	1,083
Guardian Life Global Funding MTN
2.000%, 04/26/2021 (D)	1,000	1,010
HBOS PLC MTN
6.750%, 05/21/2018 (D)	2,100	2,244
HSBC Bank PLC
4.750%, 01/19/2021 (D)	1,760	1,943
HSBC Holdings
6.500%, 09/15/2037	180	231
HSBC Holdings PLC
4.300%, 03/08/2026	1,180	1,265
4.250%, 03/14/2024	985	1,016
4.250%, 08/18/2025	750	770
4.000%, 03/30/2022	330	351
3.900%, 05/25/2026	595	616
3.400%, 03/08/2021	1,020	1,055
2.650%, 01/05/2022	1,470	1,465
ILFC E-Capital Trust II
4.250%, 12/21/2065 (C)(D)	400	319
ING Bank
5.800%, 09/25/2023 (D)	920	1,028
2.050%, 08/15/2021 (D)(E)	1,015	1,016
International Lease Finance
7.125%, 09/01/2018 (D)	2,080	2,270
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (D)	1,610	1,469
Jackson National Life Global Funding
3.050%, 04/29/2026 (D)	1,383	1,406
John Deere Capital
1.700%, 01/15/2020 (E)	160	161
JPMorgan Chase MTN
2.295%, 08/15/2021	1,080	1,082
JPMorgan Chase
6.000%, 01/15/2018	135	143
4.950%, 06/01/2045	710	795
4.500%, 01/24/2022	180	199
4.400%, 07/22/2020	210	229
4.350%, 08/15/2021	215	236
4.250%, 10/15/2020	330	358
3.900%, 07/15/2025	1,115	1,202
3.875%, 09/10/2024	620	653
2.950%, 10/01/2026	1,755	1,760

110	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 05/18/2023	$1,045	$1,056
2.400%, 06/07/2021	680	688
2.250%, 01/23/2020	1,010	1,023
JPMorgan Chase Bank
6.000%, 07/05/2017	2,250	2,329
6.000%, 10/01/2017	1,000	1,043
JPMorgan Chase Capital XIII
1.788%, 09/30/2034 (C)	550	451
JPMorgan Chase Capital XXIII
1.817%, 05/15/2047 (C)	1,900	1,439
KFW
1.000%, 07/15/2019	1,197	1,193
KKR Group Finance II
5.500%, 02/01/2043 (D)	60	63
Lazard Group LLC
4.250%, 11/14/2020	490	525
3.750%, 02/13/2025	825	831
M&T Bank
6.875%, 12/29/2049	1,740	1,750
Macquarie Bank MTN
1.364%, 10/27/2017 (C)(D)	1,180	1,180
Marsh & McLennan
3.750%, 03/14/2026	505	546
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (D)	605	952
MetLife
4.600%, 05/13/2046	358	387
MetLife Capital Trust IV
7.875%, 12/15/2037 (D)	800	1,004
Metropolitan Life Global Funding I
1.950%, 09/15/2021 (D)	740	739
1.550%, 09/13/2019 (D)	495	493
Metropolitan Life Global Funding I MTN
1.950%, 12/03/2018 (D)	155	157
Mitsubishi UFJ Financial Group
2.757%, 09/13/2026	865	863
Morgan Stanley MTN
7.300%, 05/13/2019	545	619
5.500%, 07/24/2020	500	560
4.750%, 03/22/2017	140	142
4.000%, 07/23/2025	902	970
3.125%, 07/27/2026	1,440	1,449
2.500%, 04/21/2021	1,795	1,817
1.129%, 10/18/2016 (C)	5,965	5,966
Murray Street Investment Trust I
4.647%, 03/09/2017 (F)	1,041	1,052
Nationwide Mutual Insurance
3.140%, 12/15/2024 (C)(D)	2,975	2,916
New York Life Global Funding
1.550%, 11/02/2018 (D)	1,000	1,005
New York Life Insurance
6.750%, 11/15/2039 (D)	415	575

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.100%, 01/02/2019 (D)	$575	$584
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (D)	690	893
PNC Bank
2.250%, 07/02/2019	545	555
PNC Bank MTN
2.400%, 10/18/2019	625	640
Progressive
2.450%, 01/15/2027	315	314
Protective Life Global Funding
1.722%, 04/15/2019 (D)	1,600	1,605
Quicken Loans
5.750%, 05/01/2025 (D)	200	198
Royal Bank of Canada
2.300%, 03/22/2021 (E)	20	20
Royal Bank of Scotland
4.650%, 06/04/2018	270	277
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	390	413
6.100%, 06/10/2023	550	577
6.000%, 12/19/2023	860	896
5.125%, 05/28/2024	490	491
3.875%, 09/12/2023	710	699
Santander UK Group Holdings
2.875%, 08/05/2021	1,485	1,484
Stadshypotek
1.875%, 10/02/2019 (D)	640	646
Standard Chartered
5.700%, 03/26/2044 (D)	1,160	1,234
State Street
4.956%, 03/15/2018	1,300	1,357
Svenska Handelsbanken MTN
1.875%, 09/07/2021	830	826
Synchrony Financial
3.700%, 08/04/2026	650	645
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (D)	1,300	1,767
4.900%, 09/15/2044 (D)	85	96
Toronto-Dominion Bank
2.250%, 03/15/2021 (D)	1,415	1,445
Trinity Acquisition
4.400%, 03/15/2026	160	168
UBS MTN
1.375%, 06/01/2017	2,000	2,001
UBS Group Funding Jersey
4.125%, 09/24/2025 (D)	510	534
4.125%, 04/15/2026 (D)	450	473
2.650%, 02/01/2022 (D)	1,025	1,023
US Bancorp MTN
2.375%, 07/22/2026	935	923

SEI Institutional Managed Trust / Annual Report / September 30, 2016	111

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
US Bank
2.125%, 10/28/2019	$435	$443
Visa
4.300%, 12/14/2045	570	659
3.150%, 12/14/2025	1,050	1,109
2.800%, 12/14/2022	1,230	1,289
Voya Financial
4.800%, 06/15/2046	65	65
Wachovia Capital Trust III
5.570%, 05/31/2016 (C)	2,410	2,404
WEA Finance
4.750%, 09/17/2044 (D)	230	249
3.750%, 09/17/2024 (D)(E)	780	820
3.250%, 10/05/2020 (D)	2,290	2,386
Wells Fargo
5.875%, 12/31/2049 (C)	120	130
3.000%, 04/22/2026	1,935	1,953
2.125%, 04/22/2019	420	426
2.100%, 07/26/2021	2,635	2,626
Wells Fargo MTN
4.900%, 11/17/2045	650	716
4.650%, 11/04/2044	190	200
4.600%, 04/01/2021	160	177
4.400%, 06/14/2046	720	733
4.300%, 07/22/2027	1,400	1,509
3.450%, 02/13/2023	430	443
3.000%, 01/22/2021	1,010	1,047
1.650%, 01/22/2018	1,670	1,675
Wells Fargo Bank
6.000%, 11/15/2017	250	263
Westpac Banking
2.700%, 08/19/2026	425	422
2.000%, 08/19/2021	1,055	1,053

		202,408

Health Care — 2.6%
AbbVie
4.700%, 05/14/2045	1,000	1,077
4.500%, 05/14/2035	320	341
4.450%, 05/14/2046	370	386
4.400%, 11/06/2042	520	541
3.600%, 05/14/2025	90	94
3.200%, 05/14/2026	985	997
2.500%, 05/14/2020	845	861
1.800%, 05/14/2018	750	753
1.750%, 11/06/2017	650	652
Actavis Funding SCS
4.750%, 03/15/2045	2,335	2,553
4.550%, 03/15/2035	10	11
3.800%, 03/15/2025	1,636	1,732
3.450%, 03/15/2022	1,380	1,449

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Aetna
3.200%, 06/15/2026	$550	$559
2.800%, 06/15/2023	2,965	3,028
2.400%, 06/15/2021	350	354
2.200%, 03/15/2019	310	315
Amgen
5.150%, 11/15/2041	745	849
4.663%, 06/15/2051 (D)	614	656
4.400%, 05/01/2045	860	903
3.625%, 05/22/2024	100	107
2.600%, 08/19/2026	480	472
Anthem
5.875%, 06/15/2017	1,155	1,191
AstraZeneca
3.375%, 11/16/2025	500	534
Baxalta
3.600%, 06/23/2022	920	967
Becton Dickinson
4.685%, 12/15/2044	120	137
3.734%, 12/15/2024	350	380
2.675%, 12/15/2019	455	470
Biogen
5.200%, 09/15/2045	1,299	1,528
3.625%, 09/15/2022	260	278
Celgene
5.000%, 08/15/2045	2,120	2,387
3.875%, 08/15/2025	415	444
3.550%, 08/15/2022	300	319
2.875%, 08/15/2020	335	347
Centene
6.125%, 02/15/2024	110	119
5.625%, 02/15/2021	190	201
4.750%, 05/15/2022	20	21
DaVita
5.000%, 05/01/2025	80	80
EMD Finance
2.400%, 03/19/2020 (D)	1,045	1,063
Express Scripts Holding
4.800%, 07/15/2046	329	342
3.400%, 03/01/2027	1,000	1,006
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (D)(E)	170	193
4.125%, 10/15/2020 (D)	100	105
Gilead Sciences
4.750%, 03/01/2046	570	637
4.150%, 03/01/2047	295	302
3.700%, 04/01/2024	1,165	1,254
3.650%, 03/01/2026	460	495
3.250%, 09/01/2022	405	430
2.950%, 03/01/2027	1,030	1,041
GlaxoSmithKline Capital
5.650%, 05/15/2018	810	866

112	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Humana
7.200%, 06/15/2018	$1,150	$1,259
4.625%, 12/01/2042	130	137
3.850%, 10/01/2024	790	847
3.150%, 12/01/2022	170	176
Johnson & Johnson
4.500%, 12/05/2043	600	754
3.550%, 03/01/2036	1,000	1,109
Medtronic
3.625%, 03/15/2024	465	506
3.500%, 03/15/2025	840	904
Merck
2.750%, 02/10/2025	400	414
2.350%, 02/10/2022	685	705
Mylan
2.550%, 03/28/2019	520	526
Northwell Healthcare
3.979%, 11/01/2046	1,030	1,042
Perrigo Finance Unlimited
4.375%, 03/15/2026	830	866
Shire Acquisitions Investments Ireland
3.200%, 09/23/2026	760	764
2.875%, 09/23/2023	845	850
1.900%, 09/23/2019	720	720
Tenet Healthcare
8.125%, 04/01/2022	60	60
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/2026 (E)	520	523
2.800%, 07/21/2023	860	862
2.200%, 07/21/2021	870	867
Thermo Fisher Scientific
3.600%, 08/15/2021	350	372
3.300%, 02/15/2022	270	283
2.950%, 09/19/2026	670	665
UnitedHealth Group
6.000%, 06/15/2017	51	53
5.800%, 03/15/2036	280	368
4.625%, 07/15/2035	1,010	1,173
3.875%, 10/15/2020	530	574
3.100%, 03/15/2026	520	543
2.875%, 12/15/2021	580	611
Valeant Pharmaceuticals International
5.375%, 03/15/2020 (D)(E)	700	647
VPII Escrow
7.500%, 07/15/2021 (D)	490	474
Wyeth LLC
5.950%, 04/01/2037	340	455

		55,936

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Industrials — 1.5%
3M MTN
2.250%, 09/19/2026	$310	$310
ABB Finance USA
4.375%, 05/08/2042	80	91
AerCap Ireland Capital
4.625%, 07/01/2022	210	221
3.750%, 05/15/2019 (E)	520	531
American Airlines Pass-Through Trust, Ser 2013-2
4.950%, 01/15/2023	1,398	1,521
AP Moeller - Maersk
3.875%, 09/28/2025 (D)	467	472
BAE Systems
4.750%, 10/11/2021 (D)	1,350	1,501
Burlington Northern Santa Fe
4.150%, 04/01/2045	505	556
Caterpillar Financial Services MTN
2.750%, 08/20/2021	620	648
Catholic Health Initiatives
4.350%, 11/01/2042	80	79
2.950%, 11/01/2022	800	809
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl C-2
7.256%, 03/15/2020	1,426	1,536
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	1,313	1,480
Delta Air Lines Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	1,002	1,185
Eaton
4.150%, 11/02/2042	440	471
2.750%, 11/02/2022	450	465
1.500%, 11/02/2017	270	271
FedEx
4.550%, 04/01/2046	545	605
Florida East Coast Holdings
6.750%, 05/01/2019 (D)	460	471
GE Capital International Funding
4.418%, 11/15/2035	1,410	1,583
2.342%, 11/15/2020 (D)	530	544
General Electric
4.500%, 03/11/2044	220	253
General Electric MTN
6.875%, 01/10/2039	171	258
5.875%, 01/14/2038	197	264
5.300%, 02/11/2021	184	211
1.297%, 08/15/2036 (C)	1,550	1,326
1.158%, 05/05/2026 (C)	950	924
Lockheed Martin
4.700%, 05/15/2046	320	380

SEI Institutional Managed Trust / Annual Report / September 30, 2016	113

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 05/15/2036	$90	$102
3.550%, 01/15/2026	1,250	1,351
3.350%, 09/15/2021	920	986
3.100%, 01/15/2023	50	53
2.500%, 11/23/2020	545	563
Northrop Grumman
3.850%, 04/15/2045	215	223
3.250%, 08/01/2023	2,660	2,842
Penske Truck Leasing L.P.
3.375%, 02/01/2022 (D)	390	406
3.200%, 07/15/2020 (D)	505	523
Raytheon
3.125%, 10/15/2020	430	456
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (D)	825	864
2.000%, 09/15/2023 (D)	1,030	1,015
Union Pacific
4.050%, 03/01/2046	400	440
United Air Lines Pass-Through Trust, Ser 2009-2A
9.750%, 01/15/2017	56	58
United Rentals North America
5.500%, 07/15/2025 (E)	310	316
United Technologies
4.500%, 06/01/2042	200	232
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	796	868
Valmont Industries
5.250%, 10/01/2054	315	295
Waste Management
7.375%, 05/15/2029	330	466
3.500%, 05/15/2024	280	302
West
5.375%, 07/15/2022 (D)	260	255
4.750%, 07/15/2021 (D)	90	92

		31,674

Information Technology — 1.4%
Activision Blizzard
5.625%, 09/15/2021 (D)	300	313
Apple
4.650%, 02/23/2046	565	652
4.375%, 05/13/2045	1,090	1,203
3.850%, 05/04/2043	640	654
3.850%, 08/04/2046	980	1,002
2.450%, 08/04/2026	1,170	1,171
Cisco Systems
2.200%, 09/20/2023	1,045	1,053
1.850%, 09/20/2021	2,355	2,369
1.400%, 09/20/2019	1,275	1,276

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Diamond 1 Finance
6.020%, 06/15/2026 (D)	$370	$406
4.420%, 06/15/2021 (D)	750	784
3.480%, 06/01/2019 (D)	910	936
Fidelity National Information Services
4.500%, 08/15/2046	409	409
3.625%, 10/15/2020	505	536
2.850%, 10/15/2018	635	652
2.250%, 08/15/2021	362	364
Harris
5.054%, 04/27/2045	190	218
Hewlett Packard Enterprise
6.350%, 10/15/2045 (D)	710	733
4.900%, 10/15/2025 (D)	285	304
Intel
4.900%, 07/29/2045	120	143
3.700%, 07/29/2025	140	155
Microsoft
4.200%, 11/03/2035	425	475
3.950%, 08/08/2056	210	213
3.750%, 02/12/2045	950	964
3.700%, 08/08/2046	460	466
3.500%, 02/12/2035	845	865
3.450%, 08/08/2036	350	357
2.400%, 08/08/2026	2,685	2,687
2.000%, 08/08/2023	1,140	1,138
National Semiconductor
6.600%, 06/15/2017	170	177
Oracle
4.000%, 07/15/2046	285	294
3.900%, 05/15/2035	1,195	1,235
3.850%, 07/15/2036	275	286
2.650%, 07/15/2026	140	140
2.400%, 09/15/2023	2,755	2,777
1.900%, 09/15/2021	630	632
1.200%, 10/15/2017	1,050	1,050
TSMC Global
1.625%, 04/03/2018 (D)	875	876

		29,965

Materials — 1.0%
Air Liquide Finance
2.500%, 09/27/2026 (D)	470	473
2.250%, 09/27/2023 (D)	795	798
1.750%, 09/27/2021 (D)	550	548
1.375%, 09/27/2019 (D)	655	654
ArcelorMittal(E)
8.000%, 10/15/2039	120	130
7.250%, 02/25/2022	120	136
Ardagh Packaging Finance
3.850%, 12/15/2019 (C)(D)	440	446

114	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Barrick
5.250%, 04/01/2042	$230	$252
Barrick Gold
4.100%, 05/01/2023	142	153
Barrick North America Finance
4.400%, 05/30/2021	1,670	1,829
BHP Billiton Finance USA
6.750%, 10/19/2075 (C)(D)	620	702
5.000%, 09/30/2043 (E)	520	615
3.250%, 11/21/2021	1,330	1,423
2.875%, 02/24/2022	70	73
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	520	556
Dow Chemical
3.000%, 11/15/2022	1,265	1,314
Eastman Chemical
2.700%, 01/15/2020	695	713
Ecolab
4.350%, 12/08/2021	220	247
Freeport-McMoRan
5.450%, 03/15/2043	170	136
4.000%, 11/14/2021 (E)	360	341
Freeport-McMoran Oil & Gas
6.875%, 02/15/2023	75	78
6.500%, 11/15/2020	104	107
Glencore Finance Canada
2.700%, 10/25/2017 (D)(E)	1,080	1,082
Glencore Funding LLC
2.875%, 04/16/2020 (D)	940	932
International Paper
5.150%, 05/15/2046	495	549
5.000%, 09/15/2035	475	522
LyondellBasell Industries
5.750%, 04/15/2024 (E)	200	239
Mosaic
5.625%, 11/15/2043	160	172
OCP
4.500%, 10/22/2025 (D)(E)	1,650	1,672
Potash Corp of Saskatchewan
4.875%, 03/30/2020	280	307
Reynolds Group Issuer
6.875%, 02/15/2021	180	187
5.125%, 07/15/2023 (D)	170	176
Rio Tinto Finance USA
3.750%, 06/15/2025 (E)	640	689
Southern Copper
5.250%, 11/08/2042	900	851
Steel Dynamics
6.375%, 08/15/2022	220	232
Vale Overseas
6.875%, 11/21/2036	1,510	1,468
5.875%, 06/10/2021 (E)	240	251

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Westlake Chemical
4.875%, 05/15/2023 (D)	$140	$146
4.625%, 02/15/2021 (D)	380	397
WestRock RKT
4.000%, 03/01/2023	70	74
3.500%, 03/01/2020	320	334

		22,004

Real Estate — 0.7%
Alexandria Real Estate Equities
2.750%, 01/15/2020	2,000	2,030
American Tower
3.450%, 09/15/2021	590	621
Boston Properties
3.800%, 02/01/2024	1,250	1,336
DDR
4.625%, 07/15/2022	720	781
3.375%, 05/15/2023	590	595
First Industrial MTN
7.500%, 12/01/2017	970	1,029
GLP Capital
5.375%, 04/15/2026	80	86
HCP
4.200%, 03/01/2024	765	795
3.150%, 08/01/2022	1,000	1,014
Health Care
5.250%, 01/15/2022	900	1,020
Highwoods Properties
7.500%, 04/15/2018	1,142	1,235
Mid-America Apartments
4.300%, 10/15/2023	250	270
4.000%, 11/15/2025	280	298
3.750%, 06/15/2024	540	563
SL Green Realty
7.750%, 03/15/2020	1,000	1,164
Tanger Properties
3.875%, 12/01/2023	305	322
3.750%, 12/01/2024	265	279
Ventas Realty L.P.
2.700%, 04/01/2020	1,450	1,486
Welltower
4.950%, 01/15/2021	820	908

		15,832

Telecommunication Services — 1.4%
America Movil
5.625%, 11/15/2017	440	461
5.000%, 03/30/2020 (E)	750	824
AT&T
6.000%, 08/15/2040	845	1,012
4.750%, 05/15/2046	1,635	1,711
4.500%, 03/09/2048 (D)	2,038	2,049

SEI Institutional Managed Trust / Annual Report / September 30, 2016	115

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.450%, 04/01/2024	$1,295	$1,423
4.350%, 06/15/2045	240	236
3.950%, 01/15/2025	775	823
3.800%, 03/15/2022	418	448
3.400%, 05/15/2025	4,157	4,271
3.000%, 06/30/2022	990	1,018
Bharti Airtel
4.375%, 06/10/2025 (D)	940	973
CenturyLink
5.625%, 04/01/2020	80	85
5.625%, 04/01/2025 (E)	180	172
Deutsche Telekom International Finance
2.250%, 03/06/2017 (D)	905	908
Sprint
7.875%, 09/15/2023	320	322
7.625%, 02/15/2025 (E)	330	327
7.250%, 09/15/2021	50	50
Sprint Capital
8.750%, 03/15/2032	380	388
Sprint Communications
11.500%, 11/15/2021	270	308
Telefonica Emisiones SAU
6.221%, 07/03/2017	100	103
5.877%, 07/15/2019	90	100
5.134%, 04/27/2020	300	331
Verizon Communications
6.550%, 09/15/2043	733	991
6.400%, 09/15/2033	1,234	1,599
5.150%, 09/15/2023	1,920	2,237
4.862%, 08/21/2046	1,485	1,663
4.522%, 09/15/2048	435	460
4.400%, 11/01/2034	2,355	2,492
4.272%, 01/15/2036	1,335	1,391
4.125%, 08/15/2046	470	470
3.850%, 11/01/2042	130	124
Vodafone Group PLC
2.950%, 02/19/2023	430	442

		30,212

Utilities — 2.6%
AEP Texas Central Transition Funding II
5.170%, 01/01/2018	138	141
AES
4.875%, 05/15/2023	920	934
American Electric Power
1.650%, 12/15/2017	735	736
Arizona Public Service
2.550%, 09/15/2026	310	312
Berkshire Hathaway Energy
6.500%, 09/15/2037	1,160	1,595
4.500%, 02/01/2045	510	570

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Commonwealth Edison
3.700%, 03/01/2045	$120	$124
Consolidated Edison of New York
4.450%, 03/15/2044	810	928
3.850%, 06/15/2046	195	204
Dominion Resources
4.700%, 12/01/2044	155	171
2.962%, 07/01/2019 (F)	220	226
2.850%, 08/15/2026 (E)	315	313
2.500%, 12/01/2019	610	625
2.000%, 08/15/2021	315	314
1.600%, 08/15/2019	420	419
DTE Energy
1.500%, 10/01/2019	490	489
Duke Energy
4.800%, 12/15/2045	110	125
3.750%, 09/01/2046	260	252
2.650%, 09/01/2026	600	589
1.800%, 09/01/2021	480	477
Duke Energy Carolinas
4.250%, 12/15/2041	600	667
4.000%, 09/30/2042	1,000	1,072
3.875%, 03/15/2046	220	232
2.500%, 03/15/2023	440	454
Duke Energy Florida
3.850%, 11/15/2042	165	172
3.400%, 10/01/2046	205	200
Duquesne Light Holdings
6.400%, 09/15/2020 (D)	1,450	1,679
Electricite de France
6.000%, 01/22/2114 (D)	100	108
5.250%, 10/13/2055 (D)	350	363
Emera US Finance
2.150%, 06/15/2019 (D)	2,049	2,072
Exelon
5.625%, 06/15/2035	880	1,052
3.950%, 06/15/2025 (D)	550	593
FirstEnergy
2.750%, 03/15/2018	280	283
FirstEnergy, Ser C
7.375%, 11/15/2031	2,965	3,852
Florida Gas Transmission LLC
3.875%, 07/15/2022 (D)	1,000	1,037
Fortis
3.055%, 10/04/2026 (D)	745	742
2.100%, 10/04/2021 (D)	370	369
Indiana Michigan Power
4.550%, 03/15/2046	220	248
Interstate Power & Light
3.700%, 09/15/2046	235	239
IPALCO Enterprises
5.000%, 05/01/2018	1,200	1,251

116	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	$2,700	$3,324
KeySpan Gas East
5.819%, 04/01/2041 (D)	1,250	1,614
2.742%, 08/15/2026 (D)	675	682
Majapahit Holding BV
7.750%, 01/20/2020	420	483
Metropolitan Edison
3.500%, 03/15/2023 (D)	2,425	2,493
MidAmerican Energy
4.250%, 05/01/2046	805	918
3.500%, 10/15/2024	305	333
NextEra Energy Capital Holdings
2.056%, 09/01/2017	2,000	2,011
NiSource Finance
6.800%, 01/15/2019	2,261	2,518
Oncor Electric Delivery LLC
6.800%, 09/01/2018	1,075	1,182
4.550%, 12/01/2041	690	805
Pacific Gas & Electric
8.250%, 10/15/2018	280	318
6.050%, 03/01/2034	340	453
5.800%, 03/01/2037	710	934
4.450%, 04/15/2042	700	794
2.950%, 03/01/2026	378	394
PECO Energy
4.150%, 10/01/2044	625	690
3.150%, 10/15/2025	560	595
PPL Capital Funding
3.100%, 05/15/2026	855	869
PPL Electric Utilities
4.150%, 10/01/2045	370	411
Public Service of New Hampshire
3.500%, 11/01/2023	310	332
Public Service of New Mexico
7.950%, 05/15/2018	1,265	1,389
Puget Energy
6.000%, 09/01/2021	790	913
Sierra Pacific Power
2.600%, 05/01/2026 (D)	485	491
Southern
4.400%, 07/01/2046	430	464
2.150%, 09/01/2019	615	623
Southern California Gas
2.600%, 06/15/2026	615	628
Southern Gas Capital
2.450%, 10/01/2023	205	206
Southwestern Electric Power
3.900%, 04/01/2045	315	315
Texas-New Mexico Power
6.950%, 04/01/2043 (D)	457	641

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Virginia Electric & Power
4.650%, 08/15/2043	$405	$475
3.150%, 01/15/2026	340	360

		54,887

Total Corporate Obligations (Cost $561,017) ($ Thousands)		594,029

ASSET-BACKED SECURITIES — 10.0%

Automotive — 2.1%

Ally Auto Receivables Trust, Ser 2014-1, Cl A4
1.530%, 04/15/2019	507	510
Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019	610	611
Ally Auto Receivables Trust, Ser 2016-1, Cl A2A
1.200%, 08/15/2018	301	301
Ally Auto Receivables Trust, Ser 2016-3, Cl A2
1.200%, 12/17/2018	355	355
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	1,285	1,290
Ally Master Owner Trust, Ser 2014-3, Cl A
1.330%, 03/15/2019	195	195
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	1,330	1,330
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl A2A
1.370%, 11/08/2019	354	354
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (D)	560	561
Avis Budget Rental Car Funding AESOP, Ser 2014-1A, Cl A
2.460%, 07/20/2020 (D)	301	304
Avis Budget Rental Car Funding AESOP, Ser 2014-2A, Cl A
2.500%, 02/20/2021 (D)	639	645
Avis Budget Rental Car Funding AESOP, Ser 2016-2A, Cl A
2.720%, 11/20/2022 (D)	891	900
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (D)	268	268
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	281	282
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4
1.820%, 09/15/2020	513	516
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	317	317

SEI Institutional Managed Trust / Annual Report / September 30, 2016	117

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
California Republic Auto Receivables Trust, Ser 2015-4, Cl A2
1.600%, 09/17/2018 (D)	$253	$254
California Republic Auto Receivables Trust, Ser 2015-4, Cl A4
2.580%, 06/15/2021 (D)	535	547
California Republic Auto Receivables Trust, Ser 2016-1, Cl A4
2.240%, 10/15/2021	381	386
California Republic Auto Receivables Trust, Ser 2016-1, Cl A3
1.890%, 05/15/2020	685	692
California Republic Auto Receivables Trust, Ser 2016-2, Cl A2
1.340%, 03/15/2019	360	360
California Republic Auto Receivables Trust, Ser 2016-2, Cl A4
1.830%, 12/15/2021	634	636
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A4
1.560%, 07/20/2018	64	64
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A4
1.680%, 04/20/2018	160	160
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A4
1.470%, 07/20/2018	452	453
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018	618	618
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A3
1.610%, 06/20/2019	555	557
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A3
1.730%, 09/20/2019	628	629
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A2
1.390%, 09/20/2018	330	330
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A4
1.970%, 01/21/2020	931	932
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A3
1.940%, 01/21/2020	691	694
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A1A
1.390%, 02/20/2018 (D)	1,354	1,355
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A4
2.010%, 07/20/2020	349	350

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A3
1.830%, 03/20/2020	$701	$702
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A2
1.620%, 03/20/2019	425	425
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A4
1.980%, 10/20/2020	325	327
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A2A
1.500%, 11/20/2018	870	870
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A3
1.730%, 04/20/2020	725	723
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A3
1.460%, 06/20/2020	533	532
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A2A
1.320%, 01/20/2019	222	222
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A3
1.540%, 08/20/2020	319	319
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A2A
1.360%, 04/22/2019	371	371
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A4
1.690%, 03/22/2021	268	269
Chrysler Capital Auto Receivables Trust, Ser 2016-AA, Cl A3
1.770%, 10/15/2020 (D)	1,106	1,110
Flagship Credit Auto Trust, Ser 2016-3, Cl A2
2.050%, 11/15/2020 (D)	365	366
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (D)	2,050	2,090
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (D)	965	981
Ford Credit Auto Owner Trust, Ser 2015-2, Cl A
2.440%, 01/15/2027 (D)	1,456	1,498
Ford Credit Auto Owner Trust, Ser 2016-1, Cl A
2.310%, 08/15/2027 (D)	1,163	1,192
Ford Credit Auto Owner Trust, Ser 2016-2, Cl A
2.030%, 12/15/2027 (D)	1,385	1,395
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	529	531
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	1,220	1,223
Hertz Vehicle Financing, Ser 2013-1A, Cl A2
1.830%, 08/25/2019 (D)	299	298

118	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing, Ser 2015-1A, Cl C
4.350%, 03/25/2021 (D)	$650	$649
Hertz Vehicle Financing, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (D)	988	1,001
Hertz Vehicle Financing, Ser 2016-3A, Cl A
2.270%, 07/25/2020 (D)	716	717
Hertz Vehicle Financing, Ser 2016-4A, Cl A
2.650%, 07/15/2022 (D)	639	644
Honda Auto Receivables Owner Trust, Ser 2015-4, Cl A2
0.820%, 07/23/2018	1,287	1,286
Honda Auto Receivables Owner Trust, Ser 2016-1, Cl A2
1.010%, 06/18/2018	85	85
Honda Auto Receivables Owner Trust, Ser 2016-2, Cl A2
1.130%, 09/17/2018	805	805
Mercedes-Benz Auto Receivables Trust, Ser 2016-1, Cl A3
1.260%, 02/16/2021	651	651
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/2018	1,280	1,279
Nissan Auto Receivables Owner Trust, Ser 2016-C, Cl A2A
1.070%, 05/15/2019	1,165	1,165
Nissan Auto Receivables Owner Trust, Ser 2016-C, Cl A3
1.180%, 01/15/2021	554	553
Santander Drive Auto Receivables Trust, Ser 2016-2, Cl A2A
1.380%, 07/15/2019	925	926
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A4
2.030%, 02/15/2022 (D)	184	184
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A2
1.390%, 11/15/2019 (D)	619	619
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A3
1.710%, 04/15/2021 (D)	248	248
Toyota Auto Receivables, Ser 2016-C, Cl A2A
1.000%, 01/15/2019	515	514
Toyota Auto Receivables, Ser 2016-C, Cl A3
1.140%, 08/17/2020	686	685
World Omni Auto Receivables Trust, Ser 2016-B, Cl A3
1.570%, 02/15/2022	610	609

		45,820

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Credit Cards — 0.7%

American Express Credit Account Master Trust, Ser 2014-2, Cl A
1.260%, 01/15/2020	$360	$361
BA Credit Card Trust, Ser 2007-A1, Cl A1
5.170%, 06/15/2019	235	238
Capital One Multi-Asset Execution Trust, Ser 2007-A7, Cl A7
5.750%, 07/15/2020	325	339
Capital One Multi-Asset Execution Trust, Ser 2014-A2, Cl A2
1.260%, 01/15/2020	170	170
Capital One Multi-Asset Execution Trust, Ser 2014-A5, Cl A5
1.480%, 07/15/2020	1,803	1,811
Capital One Multi-Asset Execution Trust, Ser 2015-A1, Cl A1
1.390%, 01/15/2021	65	65
Capital One Multi-Asset Execution Trust, Ser 2016-A2, Cl A2
1.154%, 02/15/2024 (C)	548	551
Capital One Multi-Asset Execution Trust, Ser 2016-A5, Cl A5
1.660%, 06/17/2024	840	838
Chase Issuance Trust, Ser 2007-A2, Cl A2
0.574%, 04/15/2019 (C)	445	445
Chase Issuance Trust, Ser 2012-A2, Cl A2
0.794%, 05/15/2019 (C)	1,015	1,016
Chase Issuance Trust, Ser 2013-A8, Cl A8
1.010%, 10/15/2018	910	910
Chase Issuance Trust, Ser 2014-A1, Cl A1
1.150%, 01/15/2019	470	470
Chase Issuance Trust, Ser 2014-A6, Cl A6
1.260%, 07/15/2019	335	336
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2
0.805%, 05/26/2020 (C)	789	790
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/2019	1,095	1,095
Citibank Credit Card Issuance Trust, Ser 2014-A8, Cl A8
1.730%, 04/09/2020	279	282
Discover Card Execution Note Trust, Ser 2016-A2, Cl A2
1.048%, 09/15/2021 (C)	258	260
Discover Card Execution Note Trust, Ser 2016-A4, Cl A4
1.390%, 03/15/2022	1,832	1,833
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	1,244	1,270

SEI Institutional Managed Trust / Annual Report / September 30, 2016	119

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl A
1.580%, 09/15/2022	$1,117	$1,119
World Financial Network Credit Card Master Trust, Ser 2014-C, Cl A
1.540%, 08/16/2021	110	110
World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A
2.030%, 04/15/2025	169	170
World Financial Network Credit Card Master Trust, Ser 2016-B, Cl A
1.440%, 06/15/2022	745	745

		15,224

Mortgage Related Securities — 0.8%

AFC Home Equity Loan Trust, Ser 1998-1, Cl 1A2
1.194%, 04/25/2028 (C)	7	7
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.924%, 08/25/2043 (C)	476	471
Centex Home Equity, Ser 2006-A, Cl AV4
0.775%, 06/25/2036 (C)	4,546	4,420
Citigroup Mortgage Loan Trust, Ser 2006-HE2, Cl A2D
0.764%, 08/25/2036 (C)	4,200	3,706
Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/2028	–	–
EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
1.465%, 05/25/2039 (C)(D)	345	329
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
0.804%, 05/25/2037 (C)	5,500	3,348
New Century Home Equity Loan Trust, Ser 2005-2, Cl M1
1.169%, 06/25/2035 (C)	1,063	1,056
New Century Home Equity Loan Trust, Ser 2005-3, Cl M2
1.014%, 07/25/2035 (C)	3,500	3,445

		16,782

Other Asset-Backed Securities — 6.4%

Academic Loan Funding Trust, Ser 2012-1A, Cl A2
1.624%, 12/27/2044 (C)(D)	2,100	2,027
Bravo Mortgage Asset Trust, Ser 2006-1A, Cl A2
0.765%, 07/25/2036 (C)(D)	1,433	1,393
Brazos Higher Education Authority, Ser 2010-1, Cl A2
2.025%, 02/25/2035 (C)	2,200	2,145

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.638%, 10/27/2036 (C)	$1,750	$1,666
Centerpoint Energy Transition Bond III, Ser 2008-A, Cl A1
4.192%, 02/01/2020	1	1
CIT Education Loan Trust, Ser 2007-1, Cl A
0.730%, 03/25/2042 (C)(D)	1,277	1,187
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
6.046%, 03/25/2037	1,970	2,036
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (D)	1,510	1,481
Conseco Financial, Ser 1993-4, Cl A5
7.050%, 01/15/2019	42	43
Consumer Credit Origination Loan Trust, Ser 2015-1, Cl A
2.820%, 03/15/2021 (D)	106	106
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
1.324%, 10/25/2047 (C)	2,698	2,437
Credit-Based Asset Servicing and Securities, Ser 2006-CB3, Cl AV4
0.784%, 03/25/2036 (C)	5,000	4,193
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.824%, 02/15/2034 (C)	246	226
Educational Funding of the South, Ser 2011-1, Cl A2
1.288%, 04/25/2035 (C)	1,471	1,450
First Franklin Mortgage Loan Trust, Ser 2005-FF8, Cl M1
1.014%, 09/25/2035 (C)	2,397	2,356
Flatiron CLO, Ser 2014-1A, Cl A1
2.059%, 07/17/2026 (C)(D)	1,600	1,602
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	306	306
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
1.078%, 01/15/2022 (C)	335	335
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (D)	995	934
Green Tree, Ser 2008-MH1, Cl A2
8.970%, 04/25/2038 (C)(D)	76	76
Green Tree, Ser 2008-MH1, Cl A3
8.970%, 04/25/2038 (C)(D)	60	61
Greenpoint Manufactured Housing, Ser 1999-2, Cl A2
3.078%, 03/18/2029 (C)	425	374
Greenpoint Manufactured Housing, Ser 1999-3, Cl 1A7
7.270%, 06/15/2029	856	852

120	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Greenpoint Manufactured Housing, Ser 1999-3, Cl 2A2
3.813%, 06/19/2029 (C)	$250	$224
Greenpoint Manufactured Housing, Ser 1999-4, Cl A2
3.990%, 02/20/2030 (C)	375	329
Greenpoint Manufactured Housing, Ser 2001-2, Cl IA2
3.976%, 02/20/2032 (C)	100	90
Greenpoint Manufactured Housing, Ser 2001-2, Cl IIA2
4.028%, 03/13/2032 (C)	300	269
GSAMP Trust, Ser 2003-SEA, Cl A1
0.924%, 02/25/2033 (C)	1,289	1,196
GSAMP Trust, Ser 2006-HE3, Cl A2D
0.774%, 05/25/2046 (C)	3,300	2,457
Higher Education Funding I, Ser 2014-1, Cl A
1.712%, 05/25/2034 (C)(D)	1,500	1,443
HSI Asset Securitization Trust, Ser 2006-OPT3, Cl 3A3
0.704%, 02/25/2036 (C)	410	394
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (D)	892	951
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (D)	1,214	1,212
Lehman Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 09/15/2018	461	475
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,242	2,386
Morgan Stanley Re-REMIC Trust, Ser 2015-R7, Cl 1BXA
10.683%, 02/26/2036 (C)(D)	930	992
National Collegiate Student Loan Trust, Ser 2005-3, Cl A4
0.804%, 04/25/2029 (C)	194	192
National Collegiate Student Loan Trust, Ser 2006-3, Cl A4
0.794%, 03/26/2029 (C)	1,750	1,666
National Collegiate Student Loan Trust, Ser 2007-4, Cl A3L
1.374%, 03/25/2038 (C)	4,181	2,134
Navient Private Education Loan Trust, Ser 2014-AA, Cl A2B
1.758%, 02/15/2029 (C)(D)	484	486
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
1.208%, 09/16/2024 (C)(D)	589	587
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2A
2.650%, 12/15/2028 (D)	344	352

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2B
1.708%, 12/15/2028 (C)(D)	$216	$218
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (D)	408	399
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2A
3.910%, 12/15/2045 (D)	996	1,044
Navient Student Loan Trust, Ser 2014-1, Cl A3
1.034%, 06/25/2031 (C)	3,320	3,206
Navient Student Loan Trust, Ser 2014-2, Cl A
1.164%, 03/25/2083 (C)	2,692	2,603
Navient Student Loan Trust, Ser 2014-3, Cl A
1.144%, 03/25/2083 (C)	2,713	2,622
Navient Student Loan Trust, Ser 2014-4, Cl A
1.144%, 03/25/2083 (C)	2,007	1,918
Navient Student Loan Trust, Ser 2014-8, Cl A2
0.964%, 04/25/2023 (C)	379	378
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.818%, 10/27/2036 (C)	736	711
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.798%, 01/25/2037 (C)	625	603
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.748%, 10/25/2033 (C)	722	687
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.747%, 03/23/2037 (C)	708	666
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.767%, 12/24/2035 (C)	736	694
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
0.827%, 03/22/2032 (C)	290	268
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
1.325%, 04/25/2046 (C)(D)	232	231
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
1.124%, 10/27/2036 (C)(D)	1,693	1,626
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.475%, 11/25/2043 (C)(D)	1,655	1,529
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
1.125%, 09/25/2042 (C)(D)	2,821	2,759
North Carolina State Education Assistance Authority, Ser 2011-2, Cl A2
1.438%, 07/25/2025 (C)	774	769
Origen Manufactured Housing, Ser 2006-A, Cl A2
2.379%, 10/15/2037 (C)	2,503	2,146
Park Place Securities, Ser 2004-WCW1, Cl M2
1.544%, 09/25/2034 (C)	143	145
RAMP Trust, Ser 2003-RS11, Cl MII1
1.619%, 12/25/2033 (C)	170	157
RAMP Trust, Ser 2006-RZ3, Cl M1
0.874%, 08/25/2036 (C)	6,530	5,306
RSB BondCo LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019	527	534

SEI Institutional Managed Trust / Annual Report / September 30, 2016	121

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SBA Small Business Investment, Ser 2016-10B, Cl 1
2.051%, 09/10/2026	$245	$247
Scholar Funding Trust, Ser 2011-A, Cl A
1.643%, 10/28/2043 (C)(D)	799	767
SLC Student Loan Trust, Ser 2007-2, Cl A2
1.217%, 05/15/2028 (C)	191	189
SLM Private Education Loan Trust, Ser 2012-B, Cl A2
3.480%, 10/15/2030 (D)	327	334
SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (D)	1,484	1,504
SLM Private Education Loan Trust, Ser 2012-E, Cl A2B
2.258%, 06/15/2045 (C)(D)	344	349
SLM Private Education Loan Trust, Ser 2012-E, Cl A1
1.258%, 10/16/2023 (C)(D)	60	60
SLM Private Education Loan Trust, Ser 2013-1, Cl B
2.324%, 11/25/2043 (C)	245	217
SLM Private Education Loan Trust, Ser 2013-A, Cl A2B
1.558%, 05/17/2027 (C)(D)	533	537
SLM Private Education Loan Trust, Ser 2013-B, Cl A2B
1.608%, 06/17/2030 (C)(D)	130	131
SLM Private Education Loan Trust, Ser 2013-B, Cl A1
1.158%, 07/15/2022 (C)(D)	222	223
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (D)	782	782
SLM Private Education Loan Trust, Ser 2014-A, Cl A2B
1.658%, 01/15/2026 (C)(D)	246	248
SLM Student Loan Trust, Ser 2003-12, Cl A5
1.130%, 09/15/2022 (C)(D)	293	292
SLM Student Loan Trust, Ser 2004-10, Cl A6A
1.265%, 04/27/2026 (C)(D)	1,237	1,227
SLM Student Loan Trust, Ser 2004-10, Cl A7A
1.465%, 10/25/2029 (C)(D)	562	538
SLM Student Loan Trust, Ser 2004-3, Cl A5
0.808%, 07/25/2023 (C)	744	739
SLM Student Loan Trust, Ser 2004-8, Cl B
1.098%, 01/25/2040 (C)	132	114
SLM Student Loan Trust, Ser 2004-8A, Cl A5
1.138%, 04/25/2024 (C)(D)	868	868
SLM Student Loan Trust, Ser 2005-5, Cl A4
0.778%, 10/25/2028 (C)	1,138	1,086
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.738%, 04/25/2025 (C)	52	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.838%, 07/27/2026 (C)	$206	$207
SLM Student Loan Trust, Ser 2005-6, Cl A6
0.778%, 10/27/2031 (C)	1,407	1,363
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.788%, 10/25/2029 (C)	613	592
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.835%, 01/27/2025 (C)	69	69
SLM Student Loan Trust, Ser 2006-2, Cl A6
0.808%, 01/25/2041 (C)	1,900	1,724
SLM Student Loan Trust, Ser 2006-3, Cl A5
0.738%, 01/25/2021 (C)	989	945
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.798%, 01/25/2041 (C)	1,900	1,686
SLM Student Loan Trust, Ser 2007-2, Cl A4
0.698%, 07/25/2022 (C)	3,211	3,033
SLM Student Loan Trust, Ser 2007-2, Cl B
0.808%, 07/25/2025 (C)	391	313
SLM Student Loan Trust, Ser 2007-3, Cl A3
0.678%, 04/25/2019 (C)	1,177	1,173
SLM Student Loan Trust, Ser 2007-5, Cl A5
0.795%, 01/25/2024 (C)	634	631
SLM Student Loan Trust, Ser 2007-6, Cl B
1.488%, 04/27/2043 (C)	417	364
SLM Student Loan Trust, Ser 2008-2, Cl B
1.838%, 01/25/2083 (C)	525	457
SLM Student Loan Trust, Ser 2008-3, Cl B
1.838%, 04/26/2083 (C)	525	445
SLM Student Loan Trust, Ser 2008-4, Cl B
2.488%, 04/25/2029 (C)	525	485
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.338%, 07/25/2023 (C)	1,445	1,453
SLM Student Loan Trust, Ser 2008-5, Cl B
2.488%, 07/25/2029 (C)	525	487
SLM Student Loan Trust, Ser 2008-6, Cl B
2.488%, 07/26/2083 (C)	525	489
SLM Student Loan Trust, Ser 2008-7, Cl B
2.488%, 07/26/2083 (C)	525	484
SLM Student Loan Trust, Ser 2008-8, Cl B
2.888%, 10/25/2029 (C)	525	502
SLM Student Loan Trust, Ser 2008-9, Cl A
2.138%, 04/25/2023 (C)	2,078	2,083
SLM Student Loan Trust, Ser 2008-9, Cl B
2.888%, 10/25/2083 (C)	525	507
SLM Student Loan Trust, Ser 2010-1, Cl A
0.924%, 03/25/2025 (C)	495	480
SLM Student Loan Trust, Ser 2012-6, Cl B
1.524%, 04/27/2043 (C)	564	485
SLM Student Loan Trust, Ser 2012-6, Cl A3
1.274%, 05/26/2026 (C)	385	377
SLM Student Loan Trust, Ser 2013-3, Cl B
1.939%, 09/25/2043 (C)	291	249

122	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2013-4, Cl A
1.074%, 06/25/2027 (C)	$947	$914
SLM Student Loan Trust, Ser 2013-6, Cl A3
1.174%, 06/25/2055 (C)	985	979
SLM Student Loan Trust, Ser 2013-A, Cl A2A
1.770%, 05/17/2027 (D)	246	245
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (D)	396	404
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (D)	934	917
SLM Student Loan Trust, Ser 2014-2, Cl A3
1.114%, 03/25/2055 (C)	642	633
SLM Student Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (D)	421	425
SMB Private Education Loan Trust, Ser 2015-A, Cl A1
1.108%, 07/17/2023 (C)(D)	131	131
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
1.508%, 06/15/2027 (C)(D)	776	747
SMB Private Education Loan Trust, Ser 2015-A, Cl A2A
2.490%, 06/15/2027 (D)	1,003	1,021
SMB Private Education Loan Trust, Ser 2015-B, Cl A2B
1.708%, 07/15/2027 (C)(D)	716	710
SMB Private Education Loan Trust, Ser 2015-B, Cl A2A
2.980%, 07/15/2027 (D)	336	349
SMB Private Education Loan Trust, Ser 2015-C, Cl A1
1.408%, 07/15/2022 (C)(D)	505	506
SMB Private Education Loan Trust, Ser 2015-C, Cl A2B
1.908%, 07/15/2027 (C)(D)	381	388
SMB Private Education Loan Trust, Ser 2015-C, Cl A2A
2.750%, 07/15/2027 (D)	463	477
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (D)	1,339	1,348
SMB Private Education Loan Trust, Ser 2016-A, Cl A2B
2.008%, 05/15/2031 (C)(D)	1,023	1,023
SMB Private Education Loan Trust, Ser 2016-A, Cl A1
1.208%, 05/15/2023 (C)(D)	581	581
SMB Private Education Loan Trust, Ser 2016-B, Cl A1
1.135%, 11/15/2023 (C)(D)	834	834
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (D)	1,581	1,601

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
1.935%, 02/17/2032 (C)(D)		$1,002	$1,002
SOFI Consumer Loan Program Trust, Ser 2015, Cl 1A
3.280%, 09/15/2023		2,885	2,872
SoFi Professional Loan Program, Ser 2016-D, Cl A2A
1.530%, 04/25/2033 (D)		489	489
SoFi Professional Loan Program, Ser 2016-D, Cl A2B
2.340%, 04/25/2033 (D)		475	475
Structured Asset Securities Mortgage Loan Trust, Ser 2008-BC4, Cl A3
0.774%, 11/25/2037 (C)		94	94
Trade Maps, Ltd., Ser 2013-1A, Cl A
1.218%, 12/10/2018 (C)(D)		1,400	1,398
United States Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/2035		200	206
United States Small Business Administration, Ser 2015-20I, Cl 1
2.820%, 09/01/2035		29	30
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (D)		1,619	1,622
Voya CLO, Ser 2014-1A, Cl A1
2.179%, 04/18/2026 (C)(D)		1,780	1,780
Voya CLO, Ser 2014-2A, Cl A1
2.083%, 07/17/2026 (C)(D)		1,730	1,730
Wells Fargo Home Equity Asset-Backed SecuritiesTrust, Ser 2006-2, Cl A4
0.774%, 07/25/2036 (C)		3,469	3,392

			137,250

Total Asset-Backed Securities (Cost $214,606) ($ Thousands)			215,076

SOVEREIGN DEBT — 3.2%
Abu Dhabi Government International Bond
2.125%, 05/03/2021 (D)		575	579
Argentine Republic Government International Bond
7.625%, 04/22/2046 (D)		180	203
7.500%, 04/22/2026 (D)		280	316
6.875%, 04/22/2021 (D)		420	457
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2017	BRL	2,230	680
10.000%, 01/01/2021		10,399	3,043
10.000%, 01/01/2023		3,994	1,146
Brazilian Government International Bond
5.625%, 01/07/2041		$1,120	1,114
5.000%, 01/27/2045		560	508
2.625%, 01/05/2023		200	185

SEI Institutional Managed Trust / Annual Report / September 30, 2016	123

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
China Government Bond
3.390%, 05/21/2025	CNY	2,000	$304
3.380%, 11/21/2024		1,000	152
3.310%, 11/30/2025		11,500	1,746
Colombia Government International Bond
5.625%, 02/26/2044		$820	949
FMS Wertmanagement AoeR
1.000%, 11/21/2017		640	640
Indonesia Government International Bond MTN
5.875%, 03/13/2020		240	268
5.875%, 01/15/2024 (D)		840	991
Israel Government International Bond
4.500%, 01/30/2043		470	536
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		1,800	1,963
Japan Treasury Discount Bills
-0.247%, 11/14/2016 (A)(G)	JPY	860,000	8,494
-0.296%, 12/12/2016 (A)(G)		970,000	9,584
-0.336%, 10/17/2016 (A)(G)		970,000	9,579
Mexico Government International Bond MTN
5.750%, 10/12/2110		$677	716
5.550%, 01/21/2045		1,110	1,286
4.750%, 03/08/2044		1,010	1,047
4.350%, 01/15/2047		295	290
4.125%, 01/21/2026		928	998
3.600%, 01/30/2025		780	808
Paraguay Government International Bond
6.100%, 08/11/2044 (D)		325	370
Peruvian Government International Bond
6.550%, 03/14/2037		90	127
5.625%, 11/18/2050		580	767
Poland Government Bond
3.250%, 07/25/2025	PLN	17,180	4,629
2.500%, 07/25/2026		14,470	3,647
2.000%, 04/25/2021		1,220	316
Poland Government International Bond
4.000%, 01/22/2024		$1,310	1,448
Portugal Government International Bond MTN
5.125%, 10/15/2024 (D)		1,100	1,096
Province of Ontario Canada
1.625%, 01/18/2019 (E)		885	893
1.250%, 06/17/2019		652	651
Qatar Government International Bond
3.250%, 06/02/2026 (D)		465	473
2.375%, 06/02/2021 (D)		765	771
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		705	854
4.500%, 04/04/2022		400	431
Russian Government International Bond
7.500%, 03/31/2030 (D)		311	377
Slovenia Government International Bond
5.850%, 05/10/2023 (D)		525	629

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
5.500%, 10/26/2022 (D)	$528	$616
5.250%, 02/18/2024 (D)	1,215	1,425
South Africa Government International Bond
4.300%, 10/12/2028	440	440

Total Sovereign Debt (Cost $66,695) ($ Thousands)		68,542

LOAN PARTICIPATIONS — 1.0%
1011778 BC ULC/ New Red Finance (aka Burger King/Tim Horton’s), Term Loan B2, 1st Lien
3.750%, 12/10/2021	601	605
Air Medical Group, Cov-Lite, Intial Term Loan, 1st Lien
4.250%, 04/28/2022	737	730
Albertson’s LLC, Term Loan B4, 1st Lien
4.500%, 08/25/2021	450	453
Albertson’s LLC, Term Loan B6, 1st Lien
4.750%, 06/22/2023	150	151
American Airlines, Term Loan, 1st Lien
3.250%, 06/27/2020	631	631
American Builders & Contractors Supply Co., Inc., Term Loan B, 1st Lien
3.500%, 04/16/2020	100	100
American Builders & Contractors Supply Co., Term Loan B, 1st Lien
3.500%, 04/16/2020	498	499
Aramark Corporation, U.S. Term Loan F, 1st Lien
3.250%, 02/24/2021 (C)	262	263
Aristocrat Leisure, Cov-Lite, Term Loan B1, 1st Lien
3.500%, 10/20/2021	80	80
Berry Plastics Corporation, Term H Loan, 1st Lien
3.800%, 10/01/2022	442	443
Berry Plastics Corporation, Term Loan H, 1st Lien
3.750%, 10/01/2022	150	150
Boyd Gaming Corporation, Cov-Lite, Term Loan B, 1st Lien
4.000%, 08/14/2020	300	302
Charter Communications Operating LLC, Term Loan E
3.000%, 07/01/2020	600	602
CSC Holdings, LLC (fka CSC Holdings, Inc.), Initial Term Loan, 1st Lien
5.000%, 10/09/2022	200	200
Dollar Tree, Term Loan B, 1st Lien
3.062%, 07/06/2022	393	396

124	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Energy Future Immediate Holding, Term Loan, 1st Lien
4.250%, 12/19/2016	$2,200	$2,215
First Data Corporation, Extended Term Loan, 1st Lien
4.500%, 03/24/2021	1,132	1,140
First Data Corporation, Term Loan, 1st Lien
4.275%, 07/08/2022	1,000	1,005
Gardner Denver, Initial Term Loan, 1st Lien
4.250%, 07/30/2020 (C)	506	489
Hilton Worldwide Holdings, Initial Term Loan, 1st Lien
3.500%, 10/26/2020 (C)	35	36
Hilton Worldwide Holdings, Term Loan, 1st Lien
3.500%, 10/25/2023 (H)	272	274
3.024%, 10/25/2023 (H)	146	147
2.960%, 10/25/2023 (H)	55	55
Intelsat Jackson Holdings S.A., Term Loan, Tranche B2, 1st Lien
3.750%, 06/30/2019 (C)	671	638
Jaguar Holding Company I, Initial Term Loan, 1st Lien
4.250%, 08/18/2022	170	170
Kronos Incorporated, Incremental Term Loan, 1st Lien
4.500%, 10/30/2019 (H)	90	90
Level 3 Financing, Inc., Tranche B-II 2022 Term Loan
3.500%, 05/31/2022	600	603
Maple Holdings Acquisition Corp., Cov-Lite, Term Loan B, 1st Lien
5.250%, 03/03/2023	425	430
Michaels Stores, Term Loan B, 1st Lien
3.750%, 01/28/2020 (C)(H)	564	566
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
5.000%, 06/07/2023	590	597
Murray Energy Corporation, Term Loan B2, 1st Lien
8.250%, 04/16/2020	557	472
NRG Energy, Term Loan B, 1st Lien
2.750%, 07/01/2018 (C)	632	633
Party City, Term Loan B
4.500%, 08/19/2022	562	564
4.250%, 08/19/2022	15	15
PETCO Animal Supplies, Term Loan B1, 1st Lien
5.000%, 01/26/2023 (H)	360	364
PetSmart, Term Loan, Tranche B1, 1st Lien
4.250%, 03/11/2022	625	625
Reynolds Group Holdings, U.S. Term Loan, 1st Lien
4.250%, 02/05/2023	40	40

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
RPI Finance Trust, Term Loan B3, 1st Lien
3.250%, 11/09/2018 (H)	$300	$300
Select Medical, Term Loan F, 1st Lien
6.000%, 03/03/2021	579	582
Servicemaster, Term Loan, 1st Lien
4.250%, 07/01/2021	308	311
Telesat Canada, U.S., Term Loan, Tranche B2, 1st Lien
3.500%, 03/28/2019 (C)	480	480
T-Mobile USA, Term Loan B, 1st Lien
3.500%, 11/03/2022 (C)	537	541
Univision Communications, Replacement Term Loan, 1st Lien
4.000%, 03/01/2020	1,685	1,688
Virgin Media Investment Holdings, Term Loan, 1st Lien
3.500%, 06/30/2023	498	499
XPO Logistics, Term Loan B, 1st Lien
4.250%, 11/01/2021	409	411
Total Loan Participations

(Cost $21,598) ($ Thousands)		21,585

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
FHLB
1.250%, 06/28/2030 (F)	3,405	3,406
0.875%, 05/24/2017	40	40
FICO STRIPS, PO
0.092%, 11/02/2018 (A)	1,800	1,764
0.090%, 04/06/2018 (A)	1,270	1,252
0.000%, 05/11/2018 (A)	1,910	1,883
FNMA
4.852%, 10/09/2019 (A)	3,025	2,904
Tennessee Valley Authority
5.250%, 09/15/2039	590	815
3.875%, 02/15/2021	1,510	1,675
2.875%, 09/15/2024	1,433	1,550

Total U.S. Government Agency Obligations (Cost $13,551) ($ Thousands)		15,289

MUNICIPAL BONDS — 0.5%
California — 0.2%
California State, Build America Project, GO
7.600%, 11/01/2040	480	781
California State, GO
6.200%, 03/01/2019	1,775	1,988

SEI Institutional Managed Trust / Annual Report / September 30, 2016	125

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	$520	$828

		3,597

Nevada — 0.1%
Clark County, Department of Aviation, Build America Project, Ser C, RB
6.820%, 07/01/2045	770	1,198

New Jersey — 0.0%
New Jersey State, Turnpike Authority, Build America Project, Ser C, RB
7.102%, 01/01/2041	568	866

New York — 0.1%
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	715	826
New York City, Build America Project, Ser F1, GO
Callable 12/01/2020 @ 100
6.646%, 12/01/2031	900	1,066
New York City, Water & Sewer System, Build America Project, RB
5.952%, 06/15/2042	750	1,084

		2,976

Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	212	240

Texas — 0.1%
Brazos Higher Education Authority, Ser 2006- 2, RB
0.650%, 12/26/2024(C)	547	534
North Texas, Tollway Authority, Build America Project, Ser B, RB
6.718%, 01/01/2049	619	966

		1,500

Total Municipal Bonds (Cost $8,561) ($ Thousands)		10,377

	Shares

PREFERRED STOCK — 0.0%
Citigroup Capital XIII, 7.875% (C)	24,750	652

Total Preferred Stock (Cost $647) ($ Thousands)		652

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
0.440% **†(I)	14,019,829	$14,020

Total Affiliated Partnership (Cost $14,020) ($ Thousands)		14,020

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	56,416,046	56,416

Total Cash Equivalent
(Cost $56,416) ($ Thousands)		56,416

Total Investments — 106.9% (Cost $2,248,598) ($ Thousands)		$2,298,636

	Contracts

PURCHASED OPTIONS(J) — 0.0%
November 2016, U.S. 10 Year Future Option Call, Expires 10/22/2016, Strike Price $131.50*	130	47
November 2016, U.S. 10 Year Future Option Call, Expires 10/22/2016, Strike Price $132.00*	113	23
November 2016, U.S. 5 Year Future Option Call, Expires 10/22/2016, Strike Price $121.75*	151	28
November 2016, U.S. Long Bond Future Option Call, Expires 10/22/2016, Strike Price $171.00*	32	18
November 2016, U.S. Long Bond Future Option Call, Expires 10/22/2016, Strike Price $169.00*	64	76
November 2016, U.S. Long Bond Future Option Put, Expires 10/22/2016, Strike Price $164.00*	46	16

Total Purchased Options (Cost $308) ($ Thousands)		$208

WRITTEN OPTIONS(J) — 0.0%
December 2016, U.S. 10 Year Future Option Call, Expires 11/19/2016 Strike Price $133.00*	(350)	(104)
December 2016, U.S. 10 Year Future Option Call, Expires 11/19/2016 Strike Price $132.50*	(129)	(50)
December 2016, U.S. Bond Future Option Call, Expires 11/19/2016 Strike Price $178.00*	(44)	(16)

126	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Contracts	Market Value ($ Thousands)

WRITTEN OPTIONS(J) (continued)
December 2016, U.S. Bond Future Option Call, Expires 11/19/2016 Strike Price $172.00*	(97)	$(120)
November 2016, U.S. 5 Year Future Option Call, Expires 10/22/2016 Strike Price $122.25*	(146)	(9)
November 2016, U.S. Bond Future Option Call, Expires 10/22/2016 Strike Price $174.00*	(32)	(6)
November 2016, U.S. Bond Future Option Put, Expires 10/22/2016 Strike Price $161.00*	(92)	(10)

Total Written Options
(Premiums Received $468) ($ Thousands)		$(315)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	284	Dec-2017	$39
90-Day Euro$	120	Mar-2017	9
90-Day Euro$	(306)	Dec-2019	(16)
Euro	(18)	Dec-2016	1
Euro-Bobl	39	Dec-2016	3
Euro-Bund 10-Year Bond	(90)	Dec-2016	(120)
Euro-Buxl 30-Year Bond	(8)	Dec-2016	1
U.S. 10-Year Treasury Note	692	Dec-2016	–
U.S. 2-Year Treasury Note	96	Dec-2016	(1)
U.S. 5-Year Treasury Note	1,343	Dec-2016	194
U.S. Long Treasury Bond	(346)	Dec-2016	829
U.S. Ultra Long Treasury Bond	(256)	Dec-2016	748
U.S. 10-Year Ultra Long Treasury Bond	(132)	Dec-2016	7

			$1,694

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/14/16	USD	1,023	GBP	789	$2
10/14/16	USD	1,689	BRL	5,408	(31)
10/14/16	USD	2,876	CNH	19,240	5
10/14/16	USD	4,523	IDR	59,300,390	22
10/14/16	BRL	5,408	USD	1,591	(67)
10/14/16	USD	5,869	INR	401,690	152
10/14/16	USD	10,817	CNY	72,168	(4)
10/14/16	PLN	11,190	USD	2,795	(128)
10/14/16	USD	7,726	EUR	6,970	112
10/14/16	USD	5,839	EUR	5,153	(45)
10/14/16	INR	100,340	USD	1,505	1
10/14/16-11/10/16	EUR	15,564	USD	17,430	(89)
10/14/16-11/14/16	JPY	1,768,246	USD	17,586	101
10/17/16-12/12/16	JPY	1,940,000	USD	18,778	(421)
10/14/16-01/20/17	CNH	38,480	USD	5,714	(31)
10/14/16-01/20/17	CNY	144,336	USD	21,447	(109)
11/10/16	GBP	1,489	USD	1,990	55

					$(475)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(25,298)	$24,995	$(303)
Barclays PLC	(40,731)	40,605	(126)
Citigroup	(39,771)	39,795	24
JPMorgan Chase Bank	(18,122)	18,095	(27)
Morgan Stanley	(3,978)	3,944	(34)
UBS	(1,984)	1,975	(9)

			$(475)

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	127

SCHEDULE OF INVESTMENTS

September 30, 2016

Core Fixed Income Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps

Broker	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)

Citigroup	2.71%	3 Month USD - LIBOR	08/15/42	$3,245	$(676)

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($Thousands)	Net Unrealized Depreciation ($ Thousands)

Goldman Sachs	Metlife Inc.	SELL	1.00	6/20/21	$ (750)	$(10)
Goldman Sachs	Metlife Inc.	SELL	1.00	6/20/21	(840)	(11)

						$(21)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)

Citibank	3.676%	3 Month USD-LIBOR	11/15/43	$ 2,275	$(963)
UBS	1.27%	3 Month USD-LIBOR	05/15/23	22,656	35
UBS	1.90%	3 Month USD-LIBOR	11/30/22	34,472	(1,301)
UBS	3 Month USD-LIBOR	1.58%	06/13/26	9,520	(91)
UBS	3 Month USD-LIBOR	1.19%	06/13/21	9,530	3
UBS	1.897%	3 Month USD-LIBOR	08/31/22	22,800	(848)

					$(3,165)

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation ($ Thousands)

UBS	CDX.NA.HY.27	BUY	5.00%	12/20/21	$ 1,390	$ 1

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $2,150,342 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2016.
†	Investment in Affiliated Security (see Note 6).
(A)	The rate reported is the effective yield at the time of purchase.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.
(D)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $228,289 ($ Thousands), representing 10.6% of the Net Assets of the Fund.
(E)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $13,544 ($ Thousands).
(F)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2016. The coupon on a step bond changes on a specified date.
(G)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(H)	Unsettled bank loan. Interest rate not available.
(I)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $14,020 ($ Thousands).
(J)	For the year ended September 30, 2016, the total amount of open purchased and written options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

ACES — Alternative Credit Enhancement Structure

ARM — Adjustable Rate Mortgage

BRL — Brazilian Real

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Offshore Yuan

CNY — Chinese Yuan

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

128	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

OTC — Over the Counter

PLC — Public Limited Company

PLN — Polish Zloty

PO — Principal Only

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

ULC — Unlimited Liability Company

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$–	$653,766	$–	$653,766
Mortgage-Backed Securities	–	648,884	–	648,884
Corporate Obligations	–	594,029	–	594,029
Asset-Backed Securities	–	215,076	–	215,076
Sovereign Debt	–	68,542	–	68,542
Loan Participations	–	21,585	–	21,585
U.S. Government Agency Obligations	–	15,289	–	15,289
Municipal Bonds	–	10,377	–	10,377
Preferred Stock	652	–	–	652
Affiliated Partnership	–	14,020	–	14,020
Cash Equivalent	56,416	–	–	56,416

Total Investments in Securities	$57,068	$2,241,568	$–	$2,298,636

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Options	$208	$—	$—	$208

Written Options	(315)	—	—	(315)
Futures Contracts *

Unrealized Appreciation	1,831	—	—	1,831

Unrealized Depreciation	(137)	—	—	(137)
Forwards Contracts *

Unrealized Appreciation	—	450	—	450

Unrealized Depreciation	—	(925)	—	(925)
OTC Swaps
Interest Rate Swaps *

Unrealized Depreciation	—	(676)	—	(676)
Credit Default Swaps *

Unrealized Depreciation	—	(21)	—	(21)
Centrally Cleared Swaps
Interest Rate Swaps *

Unrealized Appreciation	—	38	—	38

Unrealized Depreciation	—	(3,203)	—	(3,203)
Credit Default Swaps *

Unrealized Appreciation	—	1	—	1

Total Other Financial Instruments	$1,587	$(4,336)	$—	$(2,749)

* Futures contracts, forward contracts and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	129

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 37.9%
U.S. Treasury Bills
0.443%, 02/23/2017 (A)	$16,060	$16,038
0.436%, 11/25/2016 (A)	4,695	4,694
0.348%, 01/05/2017 (A)	10,510	10,503
0.328%, 12/08/2016 (A)	190	190
0.306%, 10/20/2016 (A)	4,090	4,090
0.286%, 12/15/2016 (A)	16,970	16,964
0.215%, 01/19/2017 (A)	2,780	2,778
U.S. Treasury Bonds
3.750%, 11/15/2043	790	1,028
3.000%, 11/15/2044	670	764
3.000%, 05/15/2045	18,180	20,728
3.000%, 11/15/2045	9,065	10,343
2.875%, 05/15/2043	3,890	4,331
2.875%, 08/15/2045	8,745	9,740
2.763%, 08/15/2045 (A)	1,725	855
2.750%, 08/15/2042	915	997
2.750%, 11/15/2042	2,950	3,211
2.734%, 05/15/2045 (A)	3,100	1,546
2.625%, 11/15/2020	21,465	22,787
2.500%, 02/15/2045	14,830	15,326
2.500%, 02/15/2046	7,835	8,098
2.500%, 05/15/2046	10,711	11,086
2.250%, 08/15/2046	19,093	18,747
2.000%, 10/31/2021	12,624	13,118
U.S. Treasury Inflation Protected Securities
1.750%, 01/15/2028	425	497
1.375%, 02/15/2044	2,628	3,117
1.000%, 02/15/2046	843	918
0.750%, 02/15/2045	3,490	3,597
0.625%, 01/15/2024	155	162
0.625%, 02/15/2043	3,538	3,547
0.375%, 07/15/2025	5,586	5,769
U.S. Treasury Notes
3.500%, 05/15/2020	7,720	8,397

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.250%, 11/15/2024	$3,710	$3,917
2.125%, 08/31/2020	8,190	8,521
2.125%, 08/15/2021	6,282	6,560
2.125%, 06/30/2022	190	199
2.000%, 09/30/2020	1,090	1,130
2.000%, 08/31/2021	1,599	1,661
2.000%, 11/30/2022	12,570	13,061
1.875%, 08/31/2017	8,600	8,693
1.875%, 09/30/2017	30	30
1.875%, 10/31/2017	800	810
1.875%, 05/31/2022	2,400	2,478
1.750%, 10/31/2020	1,697	1,742
1.750%, 03/31/2022	1,770	1,816
1.750%, 05/15/2022	775	795
1.625%, 08/31/2019	3,142	3,208
1.625%, 06/30/2020	2,390	2,442
1.625%, 11/30/2020	4,189	4,280
1.625%, 05/15/2026	260	260
1.500%, 02/28/2023	4,550	4,585
1.500%, 03/31/2023	40	40
1.500%, 08/15/2026	21,243	21,036
1.375%, 09/30/2018	783	792
1.375%, 03/31/2020	70	71
1.375%, 01/31/2021	11,088	11,209
1.375%, 04/30/2021	12,688	12,821
1.375%, 06/30/2023	5,300	5,291
1.375%, 08/31/2023	2,585	2,577
1.375%, 09/30/2023	701	698
1.250%, 12/15/2018	1,648	1,663
1.250%, 07/31/2023	840	831
1.125%, 06/15/2018	1,783	1,794
1.125%, 06/30/2021	50	50
1.125%, 07/31/2021	9,520	9,507
1.125%, 08/31/2021	11,651	11,639
1.125%, 09/30/2021	20,694	20,667
1.000%, 12/15/2017	1,625	1,631
1.000%, 12/31/2017	3,690	3,703
1.000%, 05/15/2018	2,462	2,472
1.000%, 09/15/2018	865	869
1.000%, 08/31/2019	948	951
0.875%, 10/15/2017	1,600	1,603
0.875%, 11/15/2017	5,520	5,531
0.875%, 05/31/2018	38,402	38,481
0.875%, 07/15/2018	1,388	1,391
0.875%, 09/15/2019	3,689	3,689
0.750%, 10/31/2017	14,110	14,120
0.750%, 01/31/2018	895	895
0.750%, 02/28/2018	5,651	5,653
0.750%, 07/31/2018	7,130	7,128
0.750%, 08/31/2018	165	165
0.750%, 09/30/2018	5,182	5,180

130	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.750%, 08/15/2019	$8,904	$8,873

Total U.S. Treasury Obligations (Cost $482,419) ($ Thousands)		493,175

MORTGAGE-BACKED SECURITIES — 27.8%

Agency Mortgage-Backed Obligations — 24.0%
FHLMC
10.000%, 03/17/2026	101	105
7.500%, 01/01/2032 to 02/01/2038	381	452
6.500%, 10/01/2031 to 09/01/2038	421	482
6.000%, 02/01/2018 to 09/01/2038	567	634
5.500%, 06/01/2020 to 08/01/2037	829	873
5.000%, 03/01/2034 to 06/01/2044	1,942	2,181
4.500%, 08/01/2020 to 03/01/2044	4,395	4,844
4.000%, 10/01/2029 to 07/01/2046	14,934	16,258
3.500%, 11/01/2029 to 08/01/2046	41,424	44,187
3.000%, 03/01/2030 to 09/01/2046	8,354	8,702
FHLMC ARM
3.090%, 02/01/2045 (B)	330	343
2.815%, 05/01/2045 (B)	283	294
2.791%, 12/01/2041 (B)	84	87
2.540%, 07/01/2042 (B)	351	362
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	141	158
FHLMC CMO, Ser 2005-2945, Cl SA
11.350%, 03/15/2020 (B)	10	11
FHLMC CMO, Ser 2007-3281, Cl AI, IO
5.906%, 02/15/2037 (B)	116	22
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (A)	9	9
FHLMC CMO, Ser 2011-3804, Cl FN
0.974%, 03/15/2039 (B)	150	151
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.426%, 10/15/2041 (B)	614	99
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	1,000	106
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	1,192	116
FHLMC CMO, Ser 2013-299, Cl 300
3.000%, 01/15/2043	699	729
FHLMC CMO, Ser 2013-300, Cl 300
3.000%, 01/15/2043	364	379
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	535	64
FHLMC CMO, Ser 2013-4203, Cl PS, IO
5.726%, 09/15/2042 (B)	448	82
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	216	215
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	757	83

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2014-328, Cl S4, IO
2.051%, 02/15/2038 (B)	$193	$13
FHLMC CMO, Ser 2014-4335, Cl SW, IO
5.476%, 05/15/2044 (B)	167	31
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.948%, 04/15/2041 (B)	211	14
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	501	532
FHLMC CMO, Ser 2950, Cl JO, PO
0.000%, 03/15/2020 (A)	8	8
FHLMC CMO, Ser T-76, Cl 2A
1.665%, 10/25/2037 (B)	192	203
FHLMC Multifamily Structured Pass-Through Certificates, Ser K151, Cl A3
3.511%, 04/25/2030	485	540
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ03, Cl A2
2.328%, 06/25/2021	170	175
FHLMC TBA
3.500%, 11/15/2046	400	422
3.000%, 10/15/2046	4,975	5,170
FNMA
7.500%, 10/01/2037 to 04/01/2039	283	357
7.000%, 04/01/2032 to 01/01/2039	175	209
6.500%, 05/01/2027 to 10/01/2038	318	367
6.000%, 10/01/2019 to 10/01/2040	1,404	1,599
5.500%, 02/01/2021 to 02/01/2035	161	181
5.000%, 01/01/2020 to 07/01/2041	2,538	2,833
4.640%, 01/01/2021	466	518
4.540%, 01/01/2020	453	491
4.500%, 01/01/2020 to 06/01/2046	10,355	11,524
4.410%, 05/01/2021	362	402
4.360%, 05/01/2021	968	1,079
4.300%, 04/01/2021	238	264
4.250%, 04/01/2021	250	277
4.240%, 06/01/2021	956	1,058
4.230%, 03/01/2020	372	401
4.060%, 07/01/2021	998	1,099
4.000%, 01/01/2029 to 07/01/2046	28,393	30,844
3.590%, 12/01/2020	451	486
3.500%, 12/01/2029 to 12/31/2050	28,212	30,156
3.430%, 10/01/2020	910	974
3.410%, 10/01/2030	839	917
3.390%, 01/01/2031	700	766
3.340%, 07/01/2030	600	656
3.290%, 10/01/2020	333	354
3.260%, 10/01/2030	739	798
3.230%, 11/01/2020	327	348
3.110%, 02/01/2028	465	500
3.080%, 04/01/2030	500	532
3.040%, 04/01/2030	500	530
3.000%, 04/01/2031 to 01/01/2043	4,646	4,887

SEI Institutional Managed Trust / Annual Report / September 30, 2016	131

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.500%, 10/01/2042	$294	$298
FNMA ACES, Ser 2014-M12, Cl FA
0.773%, 10/25/2021 (B)	342	341
FNMA ACES, Ser 2016-M6, Cl A2
2.488%, 05/25/2026	878	903
FNMA ARM
4.374%, 04/01/2040 (B)	175	186
3.192%, 10/01/2043 (B)	209	218
2.908%, 06/01/2041 (B)	624	658
2.833%, 05/01/2043 (B)	117	122
2.753%, 01/01/2045 (B)	339	352
2.751%, 01/01/2045 (B)	303	314
2.669%, 01/01/2042 (B)	429	445
2.514%, 02/01/2042 (B)	785	823
2.431%, 06/01/2042 (B)	322	333
1.706%, 04/01/2043 (B)	397	408
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	58	64
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	315	341
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	311	352
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/01/2035	213	44
FNMA CMO, Ser 2007-108, Cl AN
8.204%, 11/25/2037 (B)	72	87
FNMA CMO, Ser 2009-103, Cl MB
2.800%, 12/25/2039 (B)	165	174
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	724	678
FNMA CMO, Ser 2011-87, Cl SG, IO
6.025%, 04/25/2040 (B)	460	75
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	736	65
FNMA CMO, Ser 2012-112, Cl DA
3.000%, 10/25/2042	900	937
FNMA CMO, Ser 2012-118, Cl CI, IO
3.500%, 12/25/2039	796	81
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042	157	163
FNMA CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	179	187
FNMA CMO, Ser 2013-126, Cl CS, IO
5.625%, 09/25/2041 (B)	742	102
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	834	84
FNMA CMO, Ser 2013-73, Cl IB, IO
3.500%, 07/25/2028	208	21
FNMA CMO, Ser 2014-47, Cl AI, IO
1.965%, 08/25/2044 (B)	1,124	79
FNMA CMO, Ser 2015-56, Cl AS, IO
5.625%, 08/25/2045 (B)	91	24

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2016-59, Cl CA
3.500%, 09/25/2043	$1,638	$1,744
FNMA TBA
5.000%, 11/01/2046	1,500	1,665
4.500%, 10/15/2046	10,145	11,110
4.000%, 10/14/2039 to 11/12/2046	9,190	9,864
3.500%, 10/01/2040 to 11/01/2046	5,520	5,819
3.000%, 11/25/2026 to 12/15/2046	18,963	19,736
2.500%, 10/15/2027 to 11/25/2031	8,080	8,369
FNMA, Ser 2014-M8, Cl X2, IO
0.535%, 06/25/2024 (B)	8,763	229
FNMA, Ser 2015-M10, Cl A2
3.092%, 04/25/2027 (B)	544	588
FREMF Mortgage Trust, Ser 2014-K714, Cl C
3.981%, 01/25/2047 (B)(C)	60	59
FREMF Mortgage Trust, Ser 2015-K44, Cl C
3.811%, 01/25/2048 (B)(C)	180	157
GNMA
7.500%, 10/15/2037	54	61
7.000%, 09/15/2031	46	57
6.500%, 12/15/2035	436	524
6.000%, 09/20/2038	102	117
5.000%, 11/20/2045	77	87
4.500%, 03/15/2041 to 09/20/2046	1,351	1,506
4.000%, 10/15/2041 to 08/20/2046	9,714	10,605
3.500%, 04/20/2046 to 07/15/2046	3,009	3,200
3.000%, 04/15/2045 to 08/20/2046	6,023	6,319
2.000%, 02/20/2034 (B)	342	355
GNMA CMO, Ser 2007-78, Cl SA, IO
6.023%, 12/16/2037 (B)	951	167
GNMA CMO, Ser 2009-66, Cl XS, IO
6.293%, 07/16/2039 (B)	1,187	163
GNMA CMO, Ser 2010-4, Cl NS, IO
5.883%, 01/16/2040 (B)	1,956	382
GNMA CMO, Ser 2010-H11, Cl FA
1.524%, 06/20/2060 (B)	559	568
GNMA CMO, Ser 2011-142, Cl IO, IO
0.811%, 09/16/2046 (B)	4,021	129
GNMA CMO, Ser 2011-H08, Cl FD
0.968%, 02/20/2061 (B)	388	387
GNMA CMO, Ser 2012-112, Cl IO, IO
0.364%, 02/16/2053 (B)	1,186	38
GNMA CMO, Ser 2012-34, Cl SA, IO
5.538%, 03/20/2042 (B)	175	35
GNMA CMO, Ser 2012-43, Cl SN, IO
6.093%, 04/16/2042 (B)	104	24
GNMA CMO, Ser 2012-H25, Cl FA
1.168%, 12/20/2061 (B)	793	794
GNMA CMO, Ser 2013-178, Cl IO, IO
0.867%, 06/16/2055 (B)	907	41
GNMA CMO, Ser 2013-63, Cl IO, IO
0.769%, 09/16/2051 (B)	1,520	84

132	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	$735	$99
GNMA CMO, Ser 2014-117, Cl SJ, IO
5.088%, 08/20/2044 (B)	284	38
GNMA CMO, Ser 2014-5, Cl SP, IO
5.620%, 06/16/2043 (B)	730	79
GNMA CMO, Ser 2014-H10, Cl TA
1.094%, 04/20/2064 (B)	785	784
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	92	18
GNMA CMO, Ser 2015-H10, Cl FC
0.974%, 04/20/2065 (B)	477	473
GNMA CMO, Ser 2015-H18, Cl FA
0.944%, 06/20/2065 (B)	364	361
GNMA CMO, Ser 2015-H20, Cl FA
0.663%, 08/20/2065 (B)	371	368
GNMA TBA
3.500%, 10/15/2041 to 11/15/2046	12,805	13,591
3.000%, 10/01/2042 to 12/01/2046	15,700	16,418
GNMA, Ser 2012-27, Cl IO, IO
1.115%, 04/16/2053 (B)	1,654	73
GNMA, Ser 2013-145, Cl IO, IO
1.068%, 09/16/2044 (B)	1,486	89
GNMA, Ser 2013-96, Cl IO, IO
0.531%, 10/16/2054 (B)	2,069	73
GNMA, Ser 2014-47, Cl IA, IO
1.072%, 02/16/2048 (B)	465	23
GNMA, Ser 2014-50, Cl IO, IO
0.948%, 09/16/2055 (B)	1,370	83
GNMA, Ser 2014-92, Cl IX, IO
0.801%, 05/16/2054 (B)	8,944	424
GNMA, Ser 2015-5, Cl IK, IO
0.809%, 11/16/2054 (B)	7,469	421
GNMA, Ser 2015-73, Cl IO, IO
0.869%, 11/16/2055 (B)	2,157	141

		312,041

Non-Agency Mortgage-Backed Obligations — 3.8%
7 WTC Depositor Trust, Ser 2012-7WTC, Cl A
4.082%, 03/13/2031 (C)	129	130
American Home Mortgage Investment Trust, Ser 2004-4, Cl 4A
3.092%, 02/25/2045 (B)	571	574
ASG Resecuritization Trust, Ser 2009-3, Cl A65
2.379%, 03/26/2037 (B)(C)	189	188
Banc of America Commercial Mortgage Trust, Ser 2007-2, Cl A4
5.791%, 04/10/2049 (B)	580	583
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
3.082%, 12/20/2034 (B)	24	24

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust, Ser 2010-R11A, Cl 1A6
5.079%, 08/26/2035 (B)(C)	$25	$25
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-3, Cl A4
5.889%, 07/10/2044 (B)	3	3
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (C)	600	638
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	150	152
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (C)	116	120
BCAP LLC Trust, Ser 2010-RR7, Cl 1A5
3.021%, 04/26/2035 (B)(C)	4	4
BCAP LLC Trust, Ser 2011-RR5, Cl 11A3
0.638%, 05/28/2036 (B)(C)	17	17
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.344%, 05/25/2034 (B)	20	20
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-5, Cl A1
2.580%, 08/25/2035 (B)	68	69
Bear Stearns ALT-A Trust, Ser 2004-12, Cl 1A3
1.224%, 01/25/2035 (B)	214	210
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
1.164%, 07/25/2034 (B)	130	128
Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
2.786%, 10/25/2033 (B)	649	643
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.393%, 06/11/2041 (B)(C)	27	–
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl ASB
2.622%, 07/10/2026	153	157
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl A1
1.443%, 08/10/2021	152	151
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (B)(C)	359	397
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2021	263	264
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl ASB
3.091%, 05/10/2058	180	188
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
3.097%, 02/25/2037 (B)	44	44
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
3.000%, 02/25/2037 (B)	29	28
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
3.144%, 07/25/2037 (B)	56	56

SEI Institutional Managed Trust / Annual Report / September 30, 2016	133

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A2
1.987%, 04/10/2046	$391	$393
Citigroup Commercial Mortgage Trust, Ser 2013-SMP, Cl A
2.110%, 01/12/2030 (C)	445	447
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	140	153
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%, 02/10/2049	441	479
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
2.740%, 09/25/2033 (B)	49	48
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 1A1A
2.993%, 11/25/2038 (B)(C)	65	65
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046 (B)(C)	1,236	–
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
0.573%, 12/11/2049 (B)(C)	5,666	4
COMM Mortgage Trust, Ser 2010-C1, Cl A2
3.830%, 07/10/2046 (C)	49	50
COMM Mortgage Trust, Ser 2012-CR1, Cl A2
2.350%, 05/15/2045	295	296
COMM Mortgage Trust, Ser 2012-CR2, Cl XA, IO
1.897%, 08/15/2045 (B)	665	52
COMM Mortgage Trust, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	590	616
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045	94	94
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	79	84
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (C)	215	241
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	117	120
COMM Mortgage Trust, Ser 2013-CR11, Cl A1
1.468%, 10/10/2046	91	91
COMM Mortgage Trust, Ser 2013-CR12, Cl A1
1.295%, 10/10/2046	32	32
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.253%, 10/10/2046 (B)	10	11
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	32	36
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	70	77
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (B)	30	34

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR13, Cl XA, IO
1.124%, 12/10/2023 (B)	$3,984	$172
COMM Mortgage Trust, Ser 2013-CR13, Cl A4
4.194%, 11/10/2023 (B)	346	388
COMM Mortgage Trust, Ser 2013-CR6, Cl A1
0.719%, 03/10/2046	48	47
COMM Mortgage Trust, Ser 2013-CR6, Cl A2
2.122%, 03/10/2046	680	684
COMM Mortgage Trust, Ser 2014-CR18, Cl XA, IO
1.428%, 07/15/2047 (B)	3,739	225
COMM Mortgage Trust, Ser 2014-CR19, Cl A5
3.796%, 08/10/2047	489	536
COMM Mortgage Trust, Ser 2014-SAVA, Cl D
3.608%, 06/15/2034 (B)(C)	320	317
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	133	144
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	103	110
COMM Mortgage Trust, Ser 2015-CR25, Cl A4
3.759%, 08/10/2048	188	206
COMM Mortgage Trust, Ser 2015-CR26, Cl ASB
3.373%, 04/10/2025	182	194
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (C)	310	334
COMM Mortgage Trust, Ser 2016-GCT, Cl A
2.680%, 08/10/2021	370	382
Commercial Mortgage Pass-Through Certificates, Ser 2014-SAVA, Cl A
1.658%, 06/15/2034 (B)(C)	259	259
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, Cl XA, IO
1.565%, 03/10/2047 (B)	2,233	152
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047	224	238
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047	372	401
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	92	93
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	70	74
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
2.979%, 10/25/2033 (B)	514	511
Credit Suisse Mortgage Capital Certificates, Ser 2011-16R, Cl 7A3
3.500%, 12/27/2036 (B)(C)	39	39

134	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates, Ser 2011-6R, Cl 3A1
3.210%, 07/28/2036 (B)(C)	$22	$22
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048	169	185
CSAIL Commercial Mortgage Trust, Ser 2016-C5, Cl ASB
3.533%, 11/15/2048	90	97
CSMC, Ser 2009-2R, Cl 1A14
2.989%, 09/26/2034 (B)(C)	503	505
CSMC, Ser 2009-2R, Cl 1A16
2.989%, 09/26/2034 (B)(C)	1,000	1,012
CSMC, Ser 2010-3R, Cl 2A3
4.500%, 12/26/2036 (B)(C)	770	786
CSMC, Ser 2014-7R, Cl 8A1
2.715%, 07/27/2037 (B)(C)	769	766
CSMC, Ser 2015-5R, Cl 1A1
1.066%, 09/27/2046 (C)	849	820
CSMC, Ser 2016-BDWN, Cl B
5.008%, 02/15/2029 (B)(C)	370	370
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (B)(C)	615	671
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (C)	6	6
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (C)	100	110
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
2.725%, 02/25/2024 (B)	250	257
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
2.175%, 04/25/2024 (B)	510	514
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M1
2.175%, 08/25/2024 (B)	12	12
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
3.125%, 12/25/2027 (B)	560	572
GE Business Loan Trust, Ser 2007-1A, Cl A
0.694%, 04/16/2035 (B)(C)	162	151
GMAC Commercial Mortgage Securities, Ser 2006-C1, Cl AM
5.290%, 11/10/2045 (B)	129	128
Greenwich Capital Commercial Funding, Ser 2007-GG11, Cl A4
5.736%, 12/10/2049	32	32
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	107	110
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
0.748%, 11/10/2039 (B)(C)	684	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2011-GC5, Cl A2
2.999%, 08/10/2044	$25	$25
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	44	45
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A2
2.318%, 05/10/2045	201	202
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (B)	90	104
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A1
1.264%, 11/10/2046	11	11
GS Mortgage Securities Trust, Ser 2013-NYC5, Cl A
2.318%, 01/10/2030 (C)	122	123
GS Mortgage Securities Trust, Ser 2014-GC18, Cl AAB
3.648%, 01/10/2047	153	165
GS Mortgage Securities Trust, Ser 2014-GC20, Cl AAB
3.655%, 04/10/2047	220	238
GS Mortgage Securities Trust, Ser 2015-GC34, Cl AAB
3.278%, 10/10/2048	209	222
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	277	285
GS Mortgage Securities Trust, Ser 2016-GS3, Cl A4
2.850%, 10/10/2049	185	190
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
2.797%, 10/25/2033 (B)	114	115
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	52	53
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	16	15
Hilton USA Trust, Ser 2013-HLF, Cl BFL
2.023%, 11/05/2030 (B)(C)	227	227
Homestar Mortgage Acceptance, Ser 2004-5, Cl A1
1.388%, 10/25/2034 (B)	377	373
Impac Secured Assets Trust, Ser 2004-3, Cl M1
1.424%, 11/25/2034 (B)	1,700	1,575
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.874%, 08/25/2036 (B)	38	38
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.774%, 04/25/2037 (B)	172	155
Impac Secured Assets Trust, Ser 2007-A, Cl M1
0.924%, 05/25/2037 (B)(C)	467	433

SEI Institutional Managed Trust / Annual Report / September 30, 2016	135

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	$852	$999
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, Cl ASB
3.761%, 08/15/2046 (B)	134	145
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.215%, 11/15/2045 (B)	60	66
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	171	176
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.050%, 01/15/2047 (B)	30	34
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.712%, 09/15/2047 (B)	120	123
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	629	649
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl AS
4.226%, 07/15/2048 (B)	270	298
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/2048	141	152
JPMBB Commercial Mortgage Securities Trust, Ser 2016-C1, Cl ASB
3.316%, 03/15/2049	366	389
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl ASB
2.954%, 06/15/2049	359	374
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041	4	5
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.482%, 06/12/2043 (B)	1,969	2
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3SF
0.679%, 05/15/2047 (B)	48	48
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A2
3.616%, 11/15/2043 (C)	143	146
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (C)	655	705
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (C)	71	73
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A2
3.673%, 02/15/2046 (C)	2	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (C)	$1,563	$1,624
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl B
5.508%, 08/15/2046 (B)(C)	296	336
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047	107	107
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	1,502	1,644
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	580	636
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-JP1, Cl ASB
3.733%, 01/15/2049	74	81
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl ASB
2.713%, 09/15/2025	292	300
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP3, Cl A5
2.870%, 08/15/2026	372	382
JPMorgan Chase Commercial Mortgage Securities, Ser 2013-C13, Cl ASB
3.414%, 01/15/2046	271	288
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
3.185%, 08/25/2034 (B)	165	166
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.783%, 11/25/2033 (B)	87	88
JPMorgan Trust, Ser 2015-5, Cl A9
2.897%, 05/25/2045 (B)(C)	416	413
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.338%, 02/15/2041 (B)(C)	1,264	–
Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/2036 (C)	310	335
Master Resecuritization Trust, Ser 2005, Cl 3PO, PO
0.000%, 05/28/2035 (A)(C)	13	10
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
3.136%, 07/25/2033 (B)	22	21
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.875%, 02/25/2034 (B)	119	119
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.768%, 12/12/2049 (B)(C)	600	–

136	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 11/15/2045	$390	$418
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A2
2.964%, 06/15/2018	116	118
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A1
1.394%, 07/15/2046	71	71
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	21	22
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	84
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	111	111
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl A3
3.451%, 07/15/2050	109	118
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	250	273
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C28, Cl A3
3.272%, 11/15/2025	328	349
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C28, Cl ASB
3.288%, 01/15/2049	366	388
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl X, IO
0.379%, 02/12/2044 (B)(C)	5,051	1
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl A4FL
0.663%, 02/12/2044 (B)	723	720
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A2
3.476%, 06/15/2044 (C)	42	42
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl A1
1.445%, 04/15/2021	471	470
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl ASB
2.606%, 01/15/2021	210	215
Morgan Stanley Capital I Trust, Ser 2016-UBS9, Cl A1
1.711%, 03/15/2049	254	254
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (B)(C)	250	262
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047 (D)	119	118

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047 (D)	$145	$144
Nomura Resecuritization Trust, Ser 2015-4R, Cl 3A1
2.475%, 02/26/2036 (B)(C)	456	463
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (A)	9	7
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	36	38
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	239	242
RBSCF Trust, Ser 2013-GSP, Cl A
3.961%, 01/13/2032 (B)(C)	280	307
Residential Accredit Loans, Ser 2004-QA7, Cl A4
5.500%, 05/25/2034	210	213
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.989%, 12/25/2034 (B)	360	359
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043 (B)(C)	390	404
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (B)(C)	261	260
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-6, Cl 5A4
2.813%, 06/25/2034 (B)	2	2
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	47	47
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-24A, Cl 3A2
2.901%, 07/25/2033 (B)	123	123
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-32, Cl 1A1
5.221%, 11/25/2033 (B)	25	25
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2004-5H, Cl A4
5.540%, 12/25/2033	131	135
Structured Asset Securities, Ser 2003-37A, Cl 2A
2.675%, 12/25/2033 (B)	40	40
Trust Company of the West, Ser 1060
2.600%, 10/28/2031	735	737
Trust Company of the West, Ser 1063
2.610%, 11/28/2028	730	743
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.275%, 05/10/2045 (B)(C)	2,751	260

SEI Institutional Managed Trust / Annual Report / September 30, 2016	137

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063	$200	$201
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A2
1.712%, 12/10/2017	295	296
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)	335	351
VNO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (C)	250	268
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.537%, 10/25/2033 (B)	102	104
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.677%, 08/25/2033 (B)	53	53
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR8, Cl A
2.697%, 08/25/2033 (B)	28	29
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.631%, 09/25/2033 (B)	91	92
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
16.018%, 06/25/2033 (B)	11	14
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	201	209
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
2.783%, 06/25/2034 (B)	58	59
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034	175	187
WaMu Mortgage Pass-Through Certificates, Ser 2004-S2, Cl 2A4
5.500%, 06/25/2034	5	5
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
1.304%, 10/25/2045 (B)	733	712
Wells Fargo Commercial Mortgage Trust, Ser 2013-120B, Cl A
2.800%, 03/18/2028 (B)(C)	200	205
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A2
3.082%, 05/25/2034 (B)	14	14
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
2.967%, 12/25/2034 (B)	74	75
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
3.052%, 06/25/2034 (B)	154	154

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
2.893%, 07/25/2034 (B)	$94	$95
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
2.977%, 06/25/2035 (B)	77	79
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 3A1
2.853%, 04/25/2036 (B)	787	794
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A4
4.375%, 03/15/2044 (C)	125	137
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl XA, IO
1.866%, 12/15/2045 (B)(C)	1,584	117
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.663%, 06/15/2045 (B)(C)	363	23
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.534%, 05/15/2045 (B)(C)	1,100	68
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl XA, IO
1.170%, 01/15/2024	3,081	181
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (B)	300	327

		49,830

Total Mortgage-Backed Securities (Cost $356,083) ($ Thousands)		361,871

CORPORATE OBLIGATIONS — 26.4%

Consumer Discretionary — 1.8%
21st Century Fox America
7.250%, 05/18/2018	50	55
6.900%, 08/15/2039	10	13
6.750%, 01/09/2038	20	26
6.650%, 11/15/2037	25	33
6.150%, 03/01/2037	20	25
6.150%, 02/15/2041	15	19
Amazon.com
4.950%, 12/05/2044	140	171
American Honda Finance MTN
3.875%, 09/21/2020 (C)	495	537
BMW US Capital
2.800%, 04/11/2026 (C)	450	459
CBS
2.900%, 01/15/2027	500	487
Charter Communications Operating
6.484%, 10/23/2045 (C)	776	938

138	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.384%, 10/23/2035 (C)	$10	$12
4.908%, 07/23/2025 (C)	110	121
4.464%, 07/23/2022 (C)	580	626
Comcast
7.050%, 03/15/2033	90	128
6.400%, 03/01/2040	60	84
4.400%, 08/15/2035	875	991
4.250%, 01/15/2033	60	67
4.200%, 08/15/2034	30	33
3.375%, 02/15/2025	70	75
Comcast Cable Communications Holdings
9.455%, 11/15/2022	180	253
Comcast Cable Holdings
10.125%, 04/15/2022	45	60
Cox Communications
4.800%, 02/01/2035 (C)	90	89
Daimler Finance North America LLC
2.375%, 08/01/2018 (C)	435	442
1.125%, 03/10/2017 (C)	555	555
Discovery Communications
4.900%, 03/11/2026	325	353
4.875%, 04/01/2043	125	119
ERAC USA Finance
3.300%, 12/01/2026 (C)	525	540
Ford Motor Credit
5.875%, 08/02/2021	550	628
3.000%, 06/12/2017	500	505
2.597%, 11/04/2019	480	488
1.461%, 03/27/2017	500	501
Ford Motor Credit LLC
3.219%, 01/09/2022	305	313
2.375%, 03/12/2019	200	202
1.684%, 09/08/2017	200	200
General Motors
6.250%, 10/02/2043	160	189
5.000%, 04/01/2035	245	254
4.875%, 10/02/2023	315	341
General Motors Financial
5.250%, 03/01/2026	535	588
4.200%, 03/01/2021	930	979
3.700%, 05/09/2023	675	686
3.450%, 04/10/2022	380	385
3.200%, 07/13/2020	118	121
Grupo Televisa
6.125%, 01/31/2046	210	230
5.000%, 05/13/2045	225	215
Home Depot
4.250%, 04/01/2046	48	55
3.750%, 02/15/2024	66	73
Hyundai Capital America
2.125%, 10/02/2017 (C)	60	60

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hyundai Capital America MTN
2.400%, 10/30/2018 (C)	$38	$39
Lowe’s MTN
7.110%, 05/15/2037	110	156
Lowe’s
5.125%, 11/15/2041	11	14
McDonald’s MTN
5.350%, 03/01/2018	100	106
4.875%, 12/09/2045	515	598
3.700%, 01/30/2026	404	435
2.750%, 12/09/2020	230	239
NBCUniversal Enterprise
1.974%, 04/15/2019 (C)	200	203
NBCUniversal Media
5.950%, 04/01/2041	50	67
4.375%, 04/01/2021	120	134
Newell Brands
5.500%, 04/01/2046	218	264
4.200%, 04/01/2026	340	370
3.850%, 04/01/2023	545	580
3.150%, 04/01/2021	60	62
QVC
5.950%, 03/15/2043	10	9
Scripps Networks Interactive
3.900%, 11/15/2024	185	194
3.500%, 06/15/2022	213	222
2.800%, 06/15/2020	240	246
Time Warner
7.700%, 05/01/2032	530	754
7.625%, 04/15/2031	385	546
7.570%, 02/01/2024	30	39
5.375%, 10/15/2041	302	357
3.550%, 06/01/2024	385	409
Time Warner Cable
8.250%, 04/01/2019	200	230
7.300%, 07/01/2038	110	141
6.750%, 07/01/2018	40	43
6.550%, 05/01/2037	205	243
5.875%, 11/15/2040	130	144
5.500%, 09/01/2041	44	47
5.000%, 02/01/2020	320	347
Toyota Motor Credit MTN
2.100%, 01/17/2019	174	177
1.250%, 10/05/2017	250	250
Viacom
4.850%, 12/15/2034	239	244
4.250%, 09/01/2023	30	32
3.875%, 04/01/2024	30	31
3.450%, 10/04/2026	190	189
2.250%, 02/04/2022	280	279
Volkswagen International Finance
1.125%, 11/18/2016 (C)	580	580

SEI Institutional Managed Trust / Annual Report / September 30, 2016	139

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WPP Finance
5.125%, 09/07/2042	$60	$67

		23,411

Consumer Staples — 2.1%
Altria Group
5.375%, 01/31/2044	190	239
4.750%, 05/05/2021	230	260
2.850%, 08/09/2022	550	574
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	2,065	2,457
3.650%, 02/01/2026	2,968	3,188
3.300%, 02/01/2023	945	997
2.650%, 02/01/2021	150	155
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	18	20
3.750%, 07/15/2042	230	230
2.500%, 07/15/2022	420	428
1.375%, 07/15/2017	105	105
Coca-Cola
1.550%, 09/01/2021	305	304
Coca-Cola Femsa
2.375%, 11/26/2018	400	407
Costco Wholesale
2.250%, 02/15/2022	56	58
CVS Health
5.125%, 07/20/2045	535	655
3.875%, 07/20/2025	89	97
3.500%, 07/20/2022	110	118
2.750%, 12/01/2022	510	525
CVS Pass-Through Trust
5.926%, 01/10/2034 (C)	85	101
Diageo Investment
2.875%, 05/11/2022	580	609
Kraft Heinz Foods
6.875%, 01/26/2039	49	68
6.500%, 02/09/2040	140	188
6.125%, 08/23/2018	225	244
5.375%, 02/10/2020	16	18
5.200%, 07/15/2045	450	532
5.000%, 07/15/2035	100	116
5.000%, 06/04/2042	35	40
4.375%, 06/01/2046	455	481
3.950%, 07/15/2025	370	400
3.500%, 06/06/2022	820	871
3.500%, 07/15/2022	325	345
3.000%, 06/01/2026	440	444
2.800%, 07/02/2020	710	736
Kroger
7.500%, 04/01/2031	50	71
5.400%, 07/15/2040	14	17
2.950%, 11/01/2021	235	245

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.200%, 01/15/2017	$40	$40
Molson Coors Brewing
3.000%, 07/15/2026	435	438
Mondelez International
4.000%, 02/01/2024	140	154
PepsiCo
7.900%, 11/01/2018	11	12
4.250%, 10/22/2044	100	114
4.000%, 03/05/2042	50	54
3.100%, 07/17/2022	59	63
3.000%, 08/25/2021	31	33
1.250%, 08/13/2017	72	72
Pernod Ricard
4.450%, 01/15/2022 (C)	370	408
2.950%, 01/15/2017 (C)	825	828
Philip Morris International
4.500%, 03/20/2042	110	124
4.250%, 11/10/2044	295	327
2.500%, 08/22/2022	250	257
2.125%, 05/10/2023	390	389
Reynolds American
8.125%, 06/23/2019	370	433
5.850%, 08/15/2045	625	813
5.700%, 08/15/2035	220	272
3.250%, 06/12/2020	54	57
Skandinaviska Enskilda Banken
1.875%, 09/13/2021	670	665
Tyson Foods
5.150%, 08/15/2044	210	247
3.950%, 08/15/2024	60	65
Walgreens Boots Alliance
4.800%, 11/18/2044	630	695
3.450%, 06/01/2026	1,070	1,111
3.300%, 11/18/2021	377	399
Wal-Mart Stores
5.625%, 04/15/2041	20	27
4.750%, 10/02/2043	200	247
4.300%, 04/22/2044	905	1,063
3.300%, 04/22/2024	60	65
Wm Wrigley Jr
3.375%, 10/21/2020 (C)	455	482
2.900%, 10/21/2019 (C)	566	586
2.400%, 10/21/2018 (C)	210	213
2.000%, 10/20/2017 (C)	115	116

		27,212

Energy — 2.5%
Anadarko Finance, Ser B
7.500%, 05/01/2031	60	74
Anadarko Petroleum
6.450%, 09/15/2036	110	129
6.375%, 09/15/2017	9	9

140	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 07/15/2044	$125	$115
Apache
5.100%, 09/01/2040	120	124
4.250%, 01/15/2044	245	238
3.250%, 04/15/2022	109	112
BG Energy Capital PLC
4.000%, 10/15/2021 (C)	575	629
Boardwalk Pipelines
5.875%, 11/15/2016	350	352
BP Capital Markets PLC
3.994%, 09/26/2023	95	104
3.506%, 03/17/2025	90	95
3.245%, 05/06/2022	90	95
3.119%, 05/04/2026	130	133
3.062%, 03/17/2022	50	52
1.846%, 05/05/2017	172	173
Canadian Natural Resources
6.450%, 06/30/2033	50	57
Chevron
3.191%, 06/24/2023	22	23
2.954%, 05/16/2026	550	568
2.355%, 12/05/2022	15	15
2.100%, 05/16/2021	1,100	1,118
1.561%, 05/16/2019	619	622
Cimarex Energy
4.375%, 06/01/2024	285	298
CNOOC Finance
3.500%, 05/05/2025	450	463
CNOOC Nexen Finance
4.250%, 04/30/2024	200	216
Conoco Funding
7.250%, 10/15/2031	130	172
ConocoPhillips
6.000%, 01/15/2020	100	113
4.150%, 11/15/2034	460	459
Devon Energy
5.850%, 12/15/2025	150	169
5.600%, 07/15/2041	110	111
5.000%, 06/15/2045	190	185
4.750%, 05/15/2042	17	16
3.250%, 05/15/2022	137	136
Devon Financing LLC
7.875%, 09/30/2031	40	50
Ecopetrol
5.875%, 05/28/2045	420	385
4.125%, 01/16/2025	43	42
Enbridge Energy Partners
5.875%, 10/15/2025 (E)	200	230
Energy Transfer Partners
8.250%, 11/15/2029	675	823
6.125%, 12/15/2045	685	715
5.150%, 03/15/2045	14	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.750%, 01/15/2026	$210	$217
3.600%, 02/01/2023	45	44
2.500%, 06/15/2018	275	277
Enterprise Products Operating
6.450%, 09/01/2040	50	60
5.700%, 02/15/2042	40	45
Enterprise Products Operating LLC
5.950%, 02/01/2041	85	98
5.100%, 02/15/2045	175	188
EOG Resources
4.150%, 01/15/2026	225	246
Exxon Mobil
4.114%, 03/01/2046	426	476
3.043%, 03/01/2026	220	231
2.397%, 03/06/2022	100	103
Florida Gas Transmission
7.900%, 05/15/2019 (C)	350	397
Gulfstream Natural Gas System
5.950%, 10/15/2045 (C)	155	170
Halliburton
5.000%, 11/15/2045	523	571
3.800%, 11/15/2025	190	196
3.500%, 08/01/2023	50	52
Hess
5.800%, 04/01/2047	280	286
Kerr-McGee
7.875%, 09/15/2031	100	124
6.950%, 07/01/2024	298	358
Kinder Morgan
5.550%, 06/01/2045	450	462
5.300%, 12/01/2034	95	95
4.300%, 06/01/2025	1,380	1,434
Magellan Midstream Partners
5.000%, 03/01/2026	155	177
Marathon Petroleum
5.850%, 12/15/2045	165	168
5.000%, 09/15/2054	45	39
Noble Energy
6.000%, 03/01/2041	135	146
5.250%, 11/15/2043	60	61
5.050%, 11/15/2044	29	29
4.150%, 12/15/2021	230	245
3.900%, 11/15/2024	150	153
Occidental Petroleum
4.625%, 06/15/2045	130	147
3.500%, 06/15/2025	45	48
2.700%, 02/15/2023	129	132
Petrobras Global Finance
6.850%, 06/05/2115	200	169
6.250%, 03/17/2024	310	301
Petrobras International Finance
5.375%, 01/27/2021	1,060	1,048

SEI Institutional Managed Trust / Annual Report / September 30, 2016	141

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Petro-Canada
6.800%, 05/15/2038	$475	$624
Petrofac
3.400%, 10/10/2018 (C)	250	251
Petroleos Mexicanos
6.625%, 06/15/2035	350	356
6.375%, 01/23/2045	530	506
5.500%, 06/27/2044	30	26
4.875%, 01/18/2024	32	32
2.460%, 12/15/2025	632	649
2.378%, 04/15/2025	320	327
Petroleos Mexicanos MTN
6.875%, 08/04/2026 (C)	405	457
6.750%, 09/21/2047 (C)	355	355
5.625%, 01/23/2046	332	290
Phillips 66
5.875%, 05/01/2042	35	44
Pride International
6.875%, 08/15/2020	30	30
Schlumberger Holdings
4.000%, 12/21/2025 (C)	120	131
3.000%, 12/21/2020 (C)	1,000	1,043
Schlumberger Investment
3.650%, 12/01/2023	61	66
3.300%, 09/14/2021 (C)	47	50
Shell International Finance
4.375%, 03/25/2020	140	153
4.375%, 05/11/2045	515	556
4.125%, 05/11/2035	2,031	2,178
4.000%, 05/10/2046	430	440
3.750%, 09/12/2046	250	247
3.400%, 08/12/2023	465	496
2.875%, 05/10/2026	734	745
2.500%, 09/12/2026	85	84
2.125%, 05/11/2020	56	57
Sinopec Group Overseas Development
4.375%, 04/10/2024 (C)	380	420
Spectra Energy Partners
5.950%, 09/25/2043	30	35
4.500%, 03/15/2045	400	401
Statoil
5.250%, 04/15/2019	140	153
3.700%, 03/01/2024	210	228
TC PipeLines
4.650%, 06/15/2021	85	89
Total Capital International
3.700%, 01/15/2024	42	46
2.875%, 02/17/2022	505	530
TransCanada Pipelines
4.625%, 03/01/2034	470	518
Transcontinental Gas Pipe Line
7.850%, 02/01/2026 (C)	550	713

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Transocean
6.800%, 12/15/2016	$70	$70
3.750%, 10/15/2017	260	261
Valero Energy
3.400%, 09/15/2026	475	472
Western Gas Partners
5.375%, 06/01/2021	25	27
4.000%, 07/01/2022	35	36
Williams
7.875%, 09/01/2021	260	301
Williams Partners
5.100%, 09/15/2045	55	54
4.000%, 09/15/2025	180	180

		33,153

Financials — 8.7%
AIG Global Funding MTN
1.650%, 12/15/2017 (C)	42	42
American Express
7.000%, 03/19/2018	170	183
American Express Credit MTN
2.375%, 05/26/2020	64	65
2.250%, 08/15/2019	625	638
1.875%, 11/05/2018	44	44
1.800%, 07/31/2018	65	65
American International Group
6.250%, 05/01/2036	270	333
4.125%, 02/15/2024	107	115
3.900%, 04/01/2026	751	795
3.875%, 01/15/2035	30	29
Aon
6.250%, 09/30/2040	19	24
3.500%, 06/14/2024	65	68
Bank of America MTN
6.875%, 04/25/2018	175	189
6.400%, 08/28/2017	150	157
5.650%, 05/01/2018	1,100	1,167
5.625%, 07/01/2020	30	34
5.000%, 05/13/2021	410	458
5.000%, 01/21/2044	450	530
4.450%, 03/03/2026	1,329	1,426
4.250%, 10/22/2026	47	50
4.200%, 08/26/2024	700	741
4.125%, 01/22/2024	290	315
4.100%, 07/24/2023	340	368
4.000%, 04/01/2024	290	313
4.000%, 01/22/2025	683	708
3.950%, 04/21/2025	123	127
3.875%, 08/01/2025	190	203
3.500%, 04/19/2026	744	773
3.300%, 01/11/2023	440	455
2.600%, 01/15/2019	160	163

142	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.250%, 04/21/2020	$100	$101
Bank of America
6.100%, 06/15/2017	2,600	2,684
6.000%, 09/01/2017	565	588
5.750%, 12/01/2017	70	73
5.700%, 01/24/2022	5	6
5.420%, 03/15/2017	200	203
Bank of Montreal MTN
2.375%, 01/25/2019	55	56
1.400%, 09/11/2017	53	53
Bank of New York Mellon MTN
4.600%, 01/15/2020	40	44
3.250%, 09/11/2024	100	106
2.500%, 04/15/2021	327	336
2.450%, 08/17/2026	585	581
2.200%, 03/04/2019	425	433
2.200%, 08/16/2023	780	778
Bank of New York Mellon
3.550%, 09/23/2021	34	37
3.400%, 05/15/2024	1,075	1,150
Bank of Nova Scotia
1.850%, 04/14/2020	160	162
Bank of Tokyo-Mitsubishi
4.100%, 09/09/2023 (C)	200	220
BB&T
5.250%, 11/01/2019	200	221
Bear Stearns
7.250%, 02/01/2018	1,500	1,611
Berkshire Hathaway
3.750%, 08/15/2021	500	547
3.400%, 01/31/2022	65	70
3.125%, 03/15/2026	1,425	1,498
Berkshire Hathaway Finance
5.400%, 05/15/2018	110	117
4.400%, 05/15/2042	316	359
BNP Paribas MTN
4.375%, 09/28/2025 (C)	460	471
2.700%, 08/20/2018	380	387
2.375%, 09/14/2017	110	111
BPCE
5.150%, 07/21/2024 (C)	200	210
Capital One Bank USA
1.200%, 02/13/2017	750	749
Capital One Financial
4.750%, 07/15/2021	50	56
4.200%, 10/29/2025	429	448
3.750%, 07/28/2026	300	301
Chubb INA Holdings
4.350%, 11/03/2045	330	381
3.350%, 05/03/2026	495	530
3.150%, 03/15/2025	74	78
2.875%, 11/03/2022	39	41

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.300%, 11/03/2020	$50	$51
Citigroup
8.125%, 07/15/2039	370	582
5.500%, 09/13/2025	269	307
5.300%, 05/06/2044	40	45
4.650%, 07/30/2045	480	542
4.600%, 03/09/2026	450	481
4.500%, 01/14/2022	380	420
4.450%, 09/29/2027	1,240	1,298
4.400%, 06/10/2025	270	286
4.300%, 11/20/2026	60	63
3.700%, 01/12/2026	595	628
3.500%, 05/15/2023	130	134
3.400%, 05/01/2026	260	269
3.300%, 04/27/2025	120	123
2.500%, 09/26/2018	990	1,006
2.150%, 07/30/2018	71	72
1.700%, 04/27/2018	160	160
1.550%, 08/14/2017	805	806
1.375%, 08/25/2036 (B)	1,500	1,098
CME Group
3.000%, 03/15/2025	51	54
Commonwealth Bank of Australia
2.250%, 03/16/2017 (C)	250	251
Cooperatieve Rabobank UA MTN
4.625%, 12/01/2023	530	572
3.875%, 02/08/2022	30	33
3.750%, 07/21/2026	765	766
3.375%, 01/19/2017	370	373
Credit Agricole
8.375%, 12/31/2049 (B)(C)	170	192
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	280	296
4.550%, 04/17/2026 (C)	405	425
3.800%, 06/09/2023 (C)	600	608
3.450%, 04/16/2021 (C)	330	337
Discover Bank
3.100%, 06/04/2020	500	514
Discover Financial Services
6.450%, 06/12/2017	250	258
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,021	1,204
Fifth Third Bancorp
2.300%, 03/01/2019	30	30
Fifth Third Bank
2.875%, 10/01/2021	200	209
Goldman Sachs Group
6.750%, 10/01/2037	457	582
6.250%, 02/01/2041	300	392
6.150%, 04/01/2018	780	831
5.750%, 01/24/2022	300	348
5.150%, 05/22/2045	140	153

SEI Institutional Managed Trust / Annual Report / September 30, 2016	143

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.750%, 10/21/2045	$511	$573
4.250%, 10/21/2025	420	442
3.750%, 02/25/2026	340	357
2.900%, 07/19/2018	220	225
2.750%, 09/15/2020	35	36
2.625%, 04/25/2021	750	762
2.375%, 01/22/2018	520	526
2.350%, 11/15/2027	880	878
Goldman Sachs Group MTN
7.500%, 02/15/2019	710	802
6.000%, 06/15/2020	880	1,001
5.375%, 03/15/2020	950	1,052
4.000%, 03/03/2024	200	215
3.850%, 07/08/2024	121	128
Guardian Life Global Funding MTN
2.000%, 04/26/2021 (C)	700	707
HBOS PLC MTN
6.750%, 05/21/2018 (C)	200	214
HSBC Bank PLC
4.125%, 08/12/2020 (C)	100	107
HSBC Finance
6.676%, 01/15/2021	850	978
HSBC Holdings PLC
4.875%, 01/14/2022	100	111
4.300%, 03/08/2026	760	814
4.250%, 03/14/2024	370	382
4.250%, 08/18/2025	250	257
4.000%, 03/30/2022	206	219
3.900%, 05/25/2026	415	430
3.400%, 03/08/2021	390	403
2.650%, 01/05/2022	1,220	1,216
HSBC USA
2.350%, 03/05/2020	100	101
ING Bank
5.800%, 09/25/2023 (C)	430	481
2.050%, 08/15/2021 (C)	830	831
Intercontinental Exchange
4.000%, 10/15/2023	65	71
2.500%, 10/15/2018	85	87
International Lease Finance
7.125%, 09/01/2018 (C)	500	546
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	510	465
Jackson National Life Global Funding
3.050%, 04/29/2026 (C)	427	434
JPMorgan Chase
4.950%, 06/01/2045	240	269
4.500%, 01/24/2022	660	731
4.125%, 12/15/2026	520	555
3.875%, 09/10/2024	20	21
3.625%, 05/13/2024	230	245
3.250%, 09/23/2022	240	252

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.200%, 01/25/2023	$100	$104
2.950%, 10/01/2026	1,431	1,435
2.700%, 05/18/2023	1,285	1,298
2.400%, 06/07/2021	555	561
2.250%, 01/23/2020	905	917
JPMorgan Chase MTN
2.295%, 08/15/2021	880	882
JPMorgan Chase Bank
6.000%, 10/01/2017	1,927	2,010
JPMorgan Chase Capital XIII
1.788%, 09/30/2034 (B)	500	410
KFW
1.000%, 07/15/2019	973	969
KKR Group Finance II
5.500%, 02/01/2043 (C)	20	21
Lazard Group LLC
4.250%, 11/14/2020	345	370
3.750%, 02/13/2025	675	679
Liberty Mutual Insurance
8.500%, 05/15/2025 (C)	100	127
Lloyds Banking Group
3.100%, 07/06/2021	490	501
Lloyds TSB Bank MTN
5.800%, 01/13/2020 (C)	310	346
Macquarie Bank
5.000%, 02/22/2017 (C)	170	172
Macquarie Group
6.250%, 01/14/2021 (C)	166	189
Marsh & McLennan
3.750%, 03/14/2026	415	449
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (C)	295	464
MetLife
6.400%, 12/15/2036	915	1,013
5.700%, 06/15/2035	15	18
4.600%, 05/13/2046	292	316
Metropolitan Life Global Funding
1.500%, 01/10/2018 (C)	313	314
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (C)	500	543
1.950%, 09/15/2021 (C)	600	599
1.550%, 09/13/2019 (C)	405	404
Mitsubishi UFJ Financial Group
2.757%, 09/13/2026	705	704
Mizuho Bank
1.800%, 03/26/2018 (C)	200	200
Morgan Stanley MTN
7.300%, 05/13/2019	320	364
6.625%, 04/01/2018	2,050	2,197
5.950%, 12/28/2017	200	211
5.625%, 09/23/2019	350	388
5.550%, 04/27/2017	100	102

144	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.450%, 01/09/2017	$470	$475
4.000%, 07/23/2025	732	787
3.125%, 07/27/2026	1,120	1,127
2.500%, 04/21/2021	1,443	1,461
Murray Street Investment Trust I
4.647%, 03/09/2017 (D)	612	618
National City
6.875%, 05/15/2019	50	56
National City Bank
1.203%, 06/07/2017 (B)	600	600
Nationwide Mutual Insurance
3.140%, 12/15/2024 (B)(C)	760	745
New York Life Global Funding
2.350%, 07/14/2026 (C)	700	696
2.150%, 06/18/2019 (C)	73	75
New York Life Insurance
6.750%, 11/15/2039 (C)	255	353
2.100%, 01/02/2019 (C)	330	335
Nordea Bank MTN
1.625%, 05/15/2018 (C)	220	221
Nordea Bank
4.875%, 05/13/2021 (C)	250	278
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	430	556
Pacific Life Global Funding MTN
5.000%, 05/15/2017 (C)	50	51
Pipeline Funding
7.500%, 01/15/2030 (C)	441	521
PNC Bank MTN
2.400%, 10/18/2019	400	410
PNC Bank
2.250%, 07/02/2019	325	331
Pricoa Global Funding MTN
1.600%, 05/29/2018 (C)	150	151
Progressive
2.450%, 01/15/2027	255	254
Protective Life Global Funding
1.722%, 04/15/2019 (C)	870	873
Prudential Financial MTN
5.625%, 05/12/2041	10	12
Prudential Insurance of America
8.300%, 07/01/2025 (C)	150	201
Royal Bank of Canada MTN
1.200%, 01/23/2017	60	60
Royal Bank of Canada
2.300%, 03/22/2021	15	15
2.000%, 10/01/2018	183	185
1.875%, 02/05/2020	180	182
1.200%, 09/19/2017	140	140
Royal Bank of Scotland
4.650%, 06/04/2018	350	359

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Santander Holdings USA
3.450%, 08/27/2018	$230	$236
Santander UK Group Holdings
2.875%, 08/05/2021	200	200
Stadshypotek
1.875%, 10/02/2019 (C)	520	525
Standard Chartered
5.700%, 03/26/2044 (C)	560	596
State Street
4.956%, 03/15/2018	270	282
3.700%, 11/20/2023	138	151
3.300%, 12/16/2024	70	75
Svenska Handelsbanken MTN
1.875%, 09/07/2021	675	671
Synchrony Financial
3.700%, 08/04/2026	530	526
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	150	204
4.900%, 09/15/2044 (C)	305	343
Toronto-Dominion Bank MTN
1.750%, 07/23/2018	72	72
Toronto-Dominion Bank
2.250%, 03/15/2021 (C)	1,125	1,149
Trinity Acquisition
4.400%, 03/15/2026	125	131
UBS MTN
1.800%, 03/26/2018	445	446
1.375%, 06/01/2017	350	350
UBS Group Funding Jersey
4.125%, 04/15/2026 (C)	345	363
2.650%, 02/01/2022 (C)	825	823
US Bancorp MTN
2.950%, 07/15/2022	25	26
2.375%, 07/22/2026	760	751
US Bank
2.125%, 10/28/2019	260	265
Visa
4.300%, 12/14/2045	120	139
3.150%, 12/14/2025	360	380
2.800%, 12/14/2022	840	881
2.200%, 12/14/2020	80	82
Voya Financial
4.800%, 06/15/2046	50	50
Wachovia Capital Trust III
5.570%, 12/31/2049 (B)	450	449
WEA Finance
3.750%, 09/17/2024 (C)	210	221
3.250%, 10/05/2020 (C)	435	453
1.750%, 09/15/2017 (C)	1,250	1,252
Wells Fargo MTN
4.900%, 11/17/2045	384	423

SEI Institutional Managed Trust / Annual Report / September 30, 2016	145

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.650%, 11/04/2044	$121	$127
4.300%, 07/22/2027	533	574
4.125%, 08/15/2023	900	963
3.500%, 03/08/2022	430	456
3.450%, 02/13/2023	230	237
3.000%, 01/22/2021	575	596
2.550%, 12/07/2020	46	47
2.150%, 01/30/2020	70	71
1.650%, 01/22/2018	585	587
Wells Fargo
6.000%, 11/15/2017	590	620
3.000%, 04/22/2026	920	929
2.125%, 04/22/2019	70	71
2.100%, 07/26/2021	945	942
Westpac Banking
4.875%, 11/19/2019	170	186
2.700%, 08/19/2026	345	342
2.450%, 11/28/2016 (C)	200	200
2.000%, 08/19/2021	860	859

		112,825

Health Care — 2.9%
AbbVie
4.500%, 05/14/2035	395	421
4.450%, 05/14/2046	300	313
4.400%, 11/06/2042	270	281
3.600%, 05/14/2025	520	544
3.200%, 11/06/2022	44	46
3.200%, 05/14/2026	665	673
2.900%, 11/06/2022	10	10
2.500%, 05/14/2020	690	703
1.800%, 05/14/2018	500	502
1.750%, 11/06/2017	120	120
Actavis
3.250%, 10/01/2022	13	14
Actavis Funding SCS
4.750%, 03/15/2045	610	667
4.550%, 03/15/2035	260	276
3.800%, 03/15/2025	1,747	1,849
3.450%, 03/15/2022	745	782
Aetna
3.200%, 06/15/2026	210	214
2.800%, 06/15/2023	1,875	1,915
2.400%, 06/15/2021	140	142
2.200%, 03/15/2019	180	183
Amgen
5.150%, 11/15/2041	760	866
4.663%, 06/15/2051 (C)	564	602
4.400%, 05/01/2045	557	585
3.875%, 11/15/2021	150	163
3.625%, 05/22/2024	30	32
2.600%, 08/19/2026	390	383

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.125%, 05/01/2020	$22	$22
Anthem
4.625%, 05/15/2042	41	44
3.500%, 08/15/2024	90	95
3.125%, 05/15/2022	468	487
2.300%, 07/15/2018	65	66
AstraZeneca
3.375%, 11/16/2025	500	534
Baxalta
3.600%, 06/23/2022	627	659
2.875%, 06/23/2020	500	513
Bayer US Finance
3.375%, 10/08/2024 (C)	200	207
Becton Dickinson
4.685%, 12/15/2044	110	125
3.734%, 12/15/2024	166	180
2.675%, 12/15/2019	297	307
Biogen
5.200%, 09/15/2045	588	692
3.625%, 09/15/2022	170	182
Celgene
5.250%, 08/15/2043	40	45
5.000%, 08/15/2045	1,072	1,207
3.875%, 08/15/2025	260	278
3.625%, 05/15/2024	69	73
3.550%, 08/15/2022	60	64
2.875%, 08/15/2020	275	285
1.900%, 08/15/2017	63	63
EMD Finance
2.400%, 03/19/2020 (C)	670	681
Express Scripts Holding
4.800%, 07/15/2046	269	279
3.400%, 03/01/2027	550	553
Forest Laboratories
5.000%, 12/15/2021 (C)	35	39
Gilead Sciences
5.650%, 12/01/2041	35	43
4.750%, 03/01/2046	340	380
4.500%, 02/01/2045	20	21
4.150%, 03/01/2047	500	511
3.700%, 04/01/2024	350	377
3.650%, 03/01/2026	150	161
3.250%, 09/01/2022	296	314
2.950%, 03/01/2027	550	556
GlaxoSmithKline Capital PLC
2.850%, 05/08/2022	170	179
1.500%, 05/08/2017	160	160
Humana
7.200%, 06/15/2018	159	174
4.625%, 12/01/2042	40	42
3.850%, 10/01/2024	680	729
3.150%, 12/01/2022	390	405

146	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Johnson & Johnson
4.500%, 12/05/2043	$250	$314
3.700%, 03/01/2046	170	189
3.550%, 03/01/2036	410	455
2.450%, 03/01/2026	109	112
Medtronic
4.625%, 03/15/2045	60	71
4.375%, 03/15/2035	76	86
3.625%, 03/15/2024	170	185
3.500%, 03/15/2025	270	291
3.150%, 03/15/2022	65	69
Merck
2.750%, 02/10/2025	130	135
2.400%, 09/15/2022	29	30
2.350%, 02/10/2022	466	480
Mylan
2.550%, 03/28/2019	305	309
2.500%, 06/07/2019 (C)	900	908
New York and Presbyterian Hospital
3.563%, 08/01/2036	730	764
Northwell Healthcare
3.979%, 11/01/2046	550	556
Perrigo Finance Unlimited
4.375%, 03/15/2026	675	704
Pfizer
6.200%, 03/15/2019	120	134
Shire Acquisitions Investments Ireland
3.200%, 09/23/2026	615	618
2.875%, 09/23/2023	685	689
1.900%, 09/23/2019	585	585
Stryker
4.625%, 03/15/2046	675	757
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/2026	425	427
2.800%, 07/21/2023	700	702
2.200%, 07/21/2021	705	702
Thermo Fisher Scientific
3.300%, 02/15/2022	465	487
2.950%, 09/19/2026	540	536
UnitedHealth Group
4.625%, 07/15/2035	363	422
3.875%, 10/15/2020	180	195
3.750%, 07/15/2025	70	77
3.375%, 11/15/2021	75	80
3.350%, 07/15/2022	28	30
3.100%, 03/15/2026	425	444
2.875%, 12/15/2021	365	385
2.875%, 03/15/2023	50	52
Wyeth LLC
5.950%, 04/01/2037	130	174

		37,172

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Industrials — 1.8%
3M MTN
2.250%, 09/19/2026	$250	$250
ABB Finance USA
4.375%, 05/08/2042	30	34
American Airlines Pass-Through Trust, Ser 2013-2
4.950%, 01/15/2023	799	869
AP Moeller - Maersk
3.875%, 09/28/2025 (C)	275	278
Aviation Capital Group
6.750%, 04/06/2021 (C)	180	212
BAE Systems
4.750%, 10/11/2021 (C)	750	834
Boeing
4.875%, 02/15/2020	210	235
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	132
5.750%, 03/15/2018	950	1,012
5.400%, 06/01/2041	50	64
4.150%, 04/01/2045	165	182
3.450%, 09/15/2021	91	98
Canadian Pacific Railway
6.125%, 09/15/2115	44	54
Caterpillar Financial Services MTN
2.750%, 08/20/2021	405	423
Catholic Health Initiatives
4.350%, 11/01/2042	30	30
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl A-1
7.256%, 03/15/2020	141	152
Continental Airlines Pass-Through Trust, Ser 2000-1, Cl A-1
8.048%, 11/01/2020	191	214
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	633	714
Continental Airlines Pass-Through Trust, Ser 2009-2, Cl A
7.250%, 11/10/2019	138	158
CSX
6.250%, 03/15/2018	155	166
3.950%, 05/01/2050	21	21
Delta Air Lines Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	105	125
Delta Air Lines Pass-Through Trust, Ser 2010-1, Cl A
6.200%, 07/02/2018	288	306
Eaton
7.625%, 04/01/2024	75	94
4.150%, 11/02/2042	110	118

SEI Institutional Managed Trust / Annual Report / September 30, 2016	147

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.750%, 11/02/2022	$450	$465
1.500%, 11/02/2017	60	60
FedEx
4.550%, 04/01/2046	440	489
GE Capital International Funding
4.418%, 11/15/2035	1,630	1,829
2.342%, 11/15/2020	695	714
General Electric
4.500%, 03/11/2044	635	731
2.100%, 12/11/2019	30	31
General Electric MTN
6.875%, 01/10/2039	175	264
6.150%, 08/07/2037	254	349
6.000%, 08/07/2019	185	209
5.875%, 01/14/2038	159	213
5.625%, 09/15/2017	100	104
5.500%, 01/08/2020	180	203
5.400%, 02/15/2017	200	203
5.300%, 02/11/2021	109	125
4.650%, 10/17/2021	140	160
4.625%, 01/07/2021	135	152
4.375%, 09/16/2020	10	11
3.100%, 01/09/2023	100	106
2.300%, 04/27/2017	45	45
2.200%, 01/09/2020	43	44
1.297%, 08/15/2036 (B)	850	727
1.158%, 05/05/2026 (B)	155	151
Lockheed Martin
4.700%, 05/15/2046	260	309
4.070%, 12/15/2042	91	97
3.550%, 01/15/2026	880	951
3.350%, 09/15/2021	575	616
2.500%, 11/23/2020	445	459
Mexico City Airport Trust
5.500%, 10/31/2046 (C)	480	471
Northrop Grumman
3.850%, 04/15/2045	176	183
3.250%, 08/01/2023	1,930	2,062
Penske Truck Leasing L.P.
3.375%, 02/01/2022 (C)	316	329
3.200%, 07/15/2020 (C)	410	424
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)	760	796
2.350%, 10/15/2026 (C)	555	548
Union Pacific
4.050%, 03/01/2046	325	358
United Technologies
8.875%, 11/15/2019	110	134
4.150%, 05/15/2045	59	65
US Airways Pass-Through Trust, Ser 1998-1A
6.850%, 01/30/2018	434	447

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Valmont Industries
5.250%, 10/01/2054	$255	$239
Waste Management
4.600%, 03/01/2021	90	100
3.500%, 05/15/2024	90	97

		22,845

Information Technology — 1.5%
Apple
4.650%, 02/23/2046	270	312
4.375%, 05/13/2045	400	441
3.850%, 05/04/2043	740	756
3.850%, 08/04/2046	795	813
3.450%, 02/09/2045	31	30
3.200%, 05/13/2025	64	68
2.850%, 05/06/2021	113	119
2.450%, 08/04/2026	670	671
2.150%, 02/09/2022	82	83
1.009%, 05/03/2018 (B)	69	69
Cisco Systems
2.200%, 09/20/2023	850	857
1.850%, 09/20/2021	1,925	1,937
1.400%, 09/20/2019	1,040	1,041
Diamond 1 Finance
6.020%, 06/15/2026 (C)	300	329
4.420%, 06/15/2021 (C)	280	293
3.480%, 06/01/2019 (C)	350	360
Fidelity National Information Services
4.500%, 08/15/2046	333	333
3.625%, 10/15/2020	415	440
2.850%, 10/15/2018	515	529
2.250%, 08/15/2021	295	297
Harris
5.054%, 04/27/2045	60	69
Hewlett Packard Enterprise
6.350%, 10/15/2045 (C)	575	593
4.900%, 10/15/2025 (C)	235	251
Intel
3.700%, 07/29/2025	83	92
3.300%, 10/01/2021	35	38
3.100%, 07/29/2022	35	37
KLA-Tencor
4.125%, 11/01/2021	370	398
Mastercard
3.375%, 04/01/2024	250	269
Microsoft
4.750%, 11/03/2055	43	50
4.200%, 11/03/2035	301	336
4.000%, 02/12/2055	24	25
3.950%, 08/08/2056	170	172
3.750%, 02/12/2045	330	335
3.700%, 08/08/2046	370	374

148	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.625%, 12/15/2023	$89	$98
3.500%, 02/12/2035	557	570
3.450%, 08/08/2036	280	285
2.400%, 08/08/2026	825	826
2.375%, 02/12/2022	20	21
2.375%, 05/01/2023	20	20
2.000%, 08/08/2023	1,115	1,113
Oracle
4.000%, 07/15/2046	230	238
3.900%, 05/15/2035	780	806
3.850%, 07/15/2036	225	234
2.650%, 07/15/2026	115	115
2.400%, 09/15/2023	1,850	1,865
1.900%, 09/15/2021	510	511
1.200%, 10/15/2017	250	250
TSMC Global
1.625%, 04/03/2018 (C)	460	461

		20,230

Materials — 0.7%
Air Liquide Finance
2.500%, 09/27/2026 (C)	385	387
2.250%, 09/27/2023 (C)	650	652
1.750%, 09/27/2021 (C)	450	449
1.375%, 09/27/2019 (C)	530	529
Barrick
5.250%, 04/01/2042	185	203
Barrick Gold
4.100%, 05/01/2023	38	41
Barrick North America Finance
5.700%, 05/30/2041	210	239
4.400%, 05/30/2021	335	367
BHP Billiton Finance USA
6.750%, 10/19/2075 (B)(C)	210	238
6.500%, 04/01/2019	125	140
5.000%, 09/30/2043	365	431
4.125%, 02/24/2042	40	42
3.250%, 11/21/2021	330	353
2.875%, 02/24/2022	30	31
2.050%, 09/30/2018	44	45
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	170	182
Dow Chemical
5.250%, 11/15/2041	25	28
3.000%, 11/15/2022	1,105	1,148
Eastman Chemical
2.700%, 01/15/2020	435	446
Freeport-McMoRan
6.500%, 11/15/2020	23	24
4.000%, 11/14/2021	280	265
Glencore Finance Canada
2.700%, 10/25/2017 (C)	250	250

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Glencore Funding LLC
2.875%, 04/16/2020 (C)	$220	$218
2.500%, 01/15/2019 (C)	190	190
International Paper
5.150%, 05/15/2046	405	449
5.000%, 09/15/2035	285	313
Mosaic
5.625%, 11/15/2043	130	140
OCP
4.500%, 10/22/2025 (C)	290	294
Rio Tinto Finance USA
3.750%, 09/20/2021	240	259
3.750%, 06/15/2025 (E)	520	559
Southern Copper
5.250%, 11/08/2042	370	350
Teck Resources
6.250%, 07/15/2041	5	5
Vale Overseas
6.875%, 11/21/2036	220	214
5.875%, 06/10/2021	195	204

		9,685

Real Estate — 0.6%
American Tower
3.450%, 09/15/2021	465	489
Boston Properties
5.625%, 11/15/2020	450	511
DDR
4.625%, 07/15/2022	425	461
3.375%, 05/15/2023	355	358
Duke Realty
4.375%, 06/15/2022	50	55
Education Realty Operating Partnership
4.600%, 12/01/2024	505	526
ERP Operating
5.750%, 06/15/2017	125	129
4.625%, 12/15/2021	64	72
HCP
4.250%, 11/15/2023	580	609
4.000%, 12/01/2022	450	476
3.400%, 02/01/2025	57	56
2.625%, 02/01/2020	28	28
Healthcare Realty Trust
3.875%, 05/01/2025	200	207
3.750%, 04/15/2023	400	410
Highwoods Realty
5.850%, 03/15/2017	750	763
Mid-America Apartments
4.300%, 10/15/2023	140	151
4.000%, 11/15/2025	160	170
3.750%, 06/15/2024	440	459

SEI Institutional Managed Trust / Annual Report / September 30, 2016	149

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Post Apartment Homes
4.750%, 10/15/2017	$700	$722
Realty Income
3.250%, 10/15/2022	70	72
Simon Property Group
4.375%, 03/01/2021	38	42
2.150%, 09/15/2017	125	126
Tanger Properties
3.875%, 12/01/2023	175	185
3.750%, 12/01/2024	195	205
Ventas Realty
4.125%, 01/15/2026	29	31
Welltower
6.125%, 04/15/2020	525	595
4.500%, 01/15/2024	102	111

		8,019

Telecommunication Services — 1.4%
America Movil
5.625%, 11/15/2017	400	419
AT&T
6.000%, 08/15/2040	925	1,108
5.800%, 02/15/2019	210	230
5.500%, 02/01/2018	100	105
5.150%, 03/15/2042	25	27
4.800%, 06/15/2044	240	252
4.750%, 05/15/2046	535	560
4.500%, 03/09/2048 (C)	345	347
4.450%, 04/01/2024	1,055	1,160
4.350%, 06/15/2045	110	108
4.300%, 12/15/2042	200	197
3.950%, 01/15/2025	630	669
3.875%, 08/15/2021	70	76
3.800%, 03/15/2022	740	793
3.400%, 05/15/2025	2,099	2,157
3.000%, 06/30/2022	986	1,014
1.600%, 02/15/2017	45	45
Bharti Airtel
4.375%, 06/10/2025 (C)	200	207
British Telecommunications
5.950%, 01/15/2018	200	212
CenturyLink
7.650%, 03/15/2042	15	13
Deutsche Telekom International Finance
2.250%, 03/06/2017 (C)	770	773
Nippon Telegraph & Telephone
1.400%, 07/18/2017	65	65
Telefonica Emisiones
5.462%, 02/16/2021	23	26
5.134%, 04/27/2020	362	399
Verizon Communications
6.550%, 09/15/2043	272	368

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.400%, 09/15/2033	$367	$476
5.150%, 09/15/2023	900	1,048
5.050%, 03/15/2034	92	103
4.862%, 08/21/2046	752	842
4.522%, 09/15/2048	1,020	1,079
4.400%, 11/01/2034	1,382	1,462
4.272%, 01/15/2036	520	542
4.125%, 08/15/2046	380	380
3.850%, 11/01/2042	200	190
2.450%, 11/01/2022	90	91
Verizon Global Funding
5.850%, 09/15/2035	40	49
Vodafone Group PLC
2.950%, 02/19/2023	215	221

		17,813

Utilities — 2.4%
AEP Texas Central
6.650%, 02/15/2033	500	642
AEP Texas Central Transition Funding II
5.170%, 01/01/2018	415	427
American Electric Power
1.650%, 12/15/2017	423	424
Arizona Public Service
2.550%, 09/15/2026	250	252
2.200%, 01/15/2020	20	20
Berkshire Hathaway Energy
4.500%, 02/01/2045	320	357
3.750%, 11/15/2023	156	170
Boston Gas
4.487%, 02/15/2042 (C)	35	39
Carolina Power & Light
5.300%, 01/15/2019	175	191
3.000%, 09/15/2021	194	205
2.800%, 05/15/2022	25	26
Cleco Power
6.000%, 12/01/2040	700	879
Commonwealth Edison
3.700%, 03/01/2045	100	103
Consolidated Edison of New York
4.450%, 03/15/2044	690	791
3.850%, 06/15/2046	160	168
Dominion Resources
4.700%, 12/01/2044	125	138
4.104%, 04/01/2021 (D)	400	428
2.962%, 07/01/2019 (D)	175	180
2.850%, 08/15/2026	255	254
2.500%, 12/01/2019	385	394
2.000%, 08/15/2021	255	254
1.600%, 08/15/2019	345	344
DTE Energy
1.500%, 10/01/2019	395	395

150	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Duke Energy
4.800%, 12/15/2045	$90	$102
3.750%, 09/01/2046	215	208
3.550%, 09/15/2021	76	82
2.650%, 09/01/2026	490	481
1.800%, 09/01/2021	390	388
Duke Energy Carolinas
4.300%, 06/15/2020	39	43
4.250%, 12/15/2041	28	31
3.875%, 03/15/2046	180	190
2.500%, 03/15/2023	360	372
Duke Energy Florida
3.850%, 11/15/2042	215	224
3.400%, 10/01/2046	170	166
Duke Energy Indiana
4.200%, 03/15/2042	30	33
3.750%, 07/15/2020	52	56
Duke Energy Progress
4.100%, 05/15/2042	425	462
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	500	579
Electricite de France
6.000%, 01/22/2114 (C)	80	87
5.250%, 10/13/2055 (C)	285	296
Emera US Finance
2.700%, 06/15/2021 (C)	1,102	1,128
Entergy
5.125%, 09/15/2020	400	444
4.700%, 01/15/2017	500	503
Exelon
3.950%, 06/15/2025	375	404
FirstEnergy
4.250%, 03/15/2023	340	361
2.750%, 03/15/2018	70	71
FirstEnergy, Ser C
7.375%, 11/15/2031	480	624
Fortis
3.055%, 10/04/2026 (C)	605	602
2.100%, 10/04/2021 (C)	300	299
Indiana Michigan Power
4.550%, 03/15/2046	505	568
Interstate Power & Light
3.700%, 09/15/2046	195	198
ITC Holdings
3.650%, 06/15/2024	633	666
Jersey Central Power & Light
7.350%, 02/01/2019	100	111
4.700%, 04/01/2024 (C)	700	766
Kansas City Power & Light
5.300%, 10/01/2041	100	116
KeySpan Gas East
5.819%, 04/01/2041 (C)	400	516

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.742%, 08/15/2026 (C)	$350	$354
Metropolitan Edison
3.500%, 03/15/2023 (C)	350	360
MidAmerican Energy
4.250%, 05/01/2046	440	502
3.500%, 10/15/2024	240	262
MidAmerican Energy Holdings
6.500%, 09/15/2037	850	1,169
NextEra Energy Capital Holdings
2.300%, 04/01/2019	500	508
NiSource Finance
5.800%, 02/01/2042	149	186
Oncor Electric Delivery LLC
6.800%, 09/01/2018	460	506
5.250%, 09/30/2040	250	316
Pacific Gas & Electric
8.250%, 10/15/2018	180	204
6.050%, 03/01/2034	230	307
5.800%, 03/01/2037	70	92
5.625%, 11/30/2017	525	551
5.400%, 01/15/2040	42	53
4.500%, 12/15/2041	48	55
3.250%, 09/15/2021	12	13
2.950%, 03/01/2026	305	318
PECO Energy
4.150%, 10/01/2044	385	425
3.150%, 10/15/2025	410	436
PPL Capital Funding
3.100%, 05/15/2026	690	701
PPL Electric Utilities
4.150%, 10/01/2045	300	333
Progress Energy
3.150%, 04/01/2022	280	293
Public Service of New Hampshire
3.500%, 11/01/2023	205	219
Puget Energy
6.000%, 09/01/2021	470	543
Sierra Pacific Power
2.600%, 05/01/2026 (C)	385	390
Southern
4.400%, 07/01/2046	350	378
2.150%, 09/01/2019	375	380
Southern California Edison
4.050%, 03/15/2042	5	5
3.500%, 10/01/2023	205	223
Southern California Gas
2.600%, 06/15/2026	500	511
Southern Gas Capital
2.450%, 10/01/2023	165	166
Southwestern Electric Power
3.900%, 04/01/2045	255	255

SEI Institutional Managed Trust / Annual Report / September 30, 2016	151

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Texas-New Mexico Power
9.500%, 04/01/2019 (C)	$1,100	$1,280
Virginia Electric & Power
4.650%, 08/15/2043	245	287
3.150%, 01/15/2026	275	291
2.950%, 01/15/2022	330	346

		31,476

Total Corporate Obligations (Cost $328,396) ($ Thousands)		343,841

ASSET-BACKED SECURITIES — 9.6%

Automotive — 2.7%

Ally Auto Receivables Trust, Ser 2014-1, Cl A4
1.530%, 04/15/2019	297	299
Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019	400	401
Ally Auto Receivables Trust, Ser 2016-1, Cl A2A
1.200%, 08/15/2018	205	205
Ally Auto Receivables Trust, Ser 2016-3, Cl A2
1.200%, 12/17/2018	585	585
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	747	750
Ally Master Owner Trust, Ser 2014-3, Cl A
1.330%, 03/15/2019	175	175
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	800	800
AmeriCredit Automobile Receivables Trust, Ser 2013-5, Cl A3
0.900%, 09/10/2018	18	18
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl A2A
1.370%, 11/08/2019	288	288
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (C)	336	336
Avis Budget Rental Car Funding AESOP, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (C)	190	194
Avis Budget Rental Car Funding AESOP, Ser 2014-1A, Cl A
2.460%, 07/20/2020 (C)	246	249
Avis Budget Rental Car Funding AESOP, Ser 2014-2A, Cl A
2.500%, 02/20/2021 (C)	513	518
Avis Budget Rental Car Funding AESOP, Ser 2016-2A, Cl A
2.720%, 11/20/2022 (C)	712	719
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (C)	144	144

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	$148	$148
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4
1.820%, 09/15/2020	284	285
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	325	325
California Republic Auto Receivables Trust, Ser 2015-4, Cl A4
2.580%, 06/15/2021 (C)	316	323
California Republic Auto Receivables Trust, Ser 2015-4, Cl A2
1.600%, 09/17/2018 (C)	149	150
California Republic Auto Receivables Trust, Ser 2016-1, Cl A3
1.890%, 05/15/2020	544	549
California Republic Auto Receivables Trust, Ser 2016-1, Cl A4
2.240%, 10/15/2021	303	307
California Republic Auto Receivables Trust, Ser 2016-2, Cl A4
1.830%, 12/15/2021	507	509
California Republic Auto Receivables Trust, Ser 2016-2, Cl A2
1.340%, 03/15/2019	289	289
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A4
1.560%, 07/20/2018	31	31
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A4
1.680%, 04/20/2018	82	82
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A4
1.470%, 07/20/2018	358	358
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018	343	343
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A3
1.610%, 06/20/2019	432	433
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A3
1.730%, 09/20/2019	343	344
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A2
1.390%, 09/20/2018	237	237
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A4
1.970%, 01/21/2020	509	510

152	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A3
1.940%, 01/21/2020	$383	$385
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A1A
1.390%, 02/20/2018 (C)	799	799
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A3
1.830%, 03/20/2020	558	559
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A4
2.010%, 07/20/2020	201	201
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A2
1.620%, 03/20/2019	244	244
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A4
1.980%, 10/20/2020	260	261
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A2A
1.500%, 11/20/2018	689	689
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A3
1.730%, 04/20/2020	575	574
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A2A
1.320%, 01/20/2019	179	179
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A3
1.460%, 06/20/2020	430	429
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A4
1.690%, 03/22/2021	218	219
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A2A
1.360%, 04/22/2019	302	302
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A3
1.540%, 08/20/2020	260	260
CarFinance Capital Auto Trust, Ser 2014-1A, Cl A
1.460%, 12/17/2018 (C)	7	7
CarFinance Capital Auto Trust, Ser 2015-1A, Cl A
1.750%, 06/15/2021 (C)	44	44
Chrysler Capital Auto Receivables Trust, Ser 2016-AA, Cl A3
1.770%, 10/15/2020 (C)	882	885
Flagship Credit Auto Trust, Ser 2016-3, Cl A2
2.050%, 11/15/2020 (C)	295	296
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A4
1.100%, 11/15/2017	20	20

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)	$1,430	$1,458
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	675	686
Ford Credit Auto Owner Trust, Ser 2015-2, Cl A
2.440%, 01/15/2027 (C)	798	821
Ford Credit Auto Owner Trust, Ser 2016-1, Cl A
2.310%, 08/15/2027 (C)	1,286	1,318
Ford Credit Auto Owner Trust, Ser 2016-2, Cl A
2.030%, 12/15/2027 (C)	1,114	1,122
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	421	422
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	640	642
Hertz Vehicle Financing II, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (C)	269	273
Hertz Vehicle Financing, Ser 2013-1A, Cl A2
1.830%, 08/25/2019 (C)	869	866
Hertz Vehicle Financing, Ser 2016-3A, Cl A
2.270%, 07/25/2020 (C)	573	574
Hertz Vehicle Financing, Ser 2016-4A, Cl A
2.650%, 07/15/2022 (C)	518	522
Honda Auto Receivables Owner Trust, Ser 2014-3, Cl A3
0.880%, 06/15/2018	324	324
Honda Auto Receivables Owner Trust, Ser 2015-4, Cl A2
0.820%, 07/23/2018	438	438
Honda Auto Receivables Owner Trust, Ser 2016-1, Cl A2
1.010%, 06/18/2018	70	70
Honda Auto Receivables Owner Trust, Ser 2016-2, Cl A2
1.130%, 09/17/2018	640	640
Honda Auto Receivables Owner Trust, Ser 2016-3, Cl A3
1.160%, 05/18/2020	1,647	1,646
Honda Auto Receivables Owner Trust, Ser 2016-3, Cl A4
1.330%, 11/18/2022	1,356	1,354
Mercedes-Benz Auto Receivables Trust, Ser 2016-1, Cl A3
1.260%, 02/16/2021	530	530
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/2018	432	431
Nissan Auto Receivables Owner Trust, Ser 2016-C, Cl A3
1.180%, 01/15/2021	450	449

SEI Institutional Managed Trust / Annual Report / September 30, 2016	153

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust, Ser 2016-C, Cl A2A
1.070%, 05/15/2019	$950	$950
Santander Drive Auto Receivables Trust, Ser 2016-2, Cl A2A
1.380%, 07/15/2019	739	740
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A3
1.710%, 04/15/2021 (C)	201	201
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A2
1.390%, 11/15/2019 (C)	503	503
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A4
2.030%, 02/15/2022 (C)	150	150
Toyota Auto Receivables, Ser 2016-C, Cl A2A
1.000%, 01/15/2019	418	417
Toyota Auto Receivables, Ser 2016-C, Cl A3
1.140%, 08/17/2020	558	557
World Omni Auto Receivables Trust, Ser 2016-B, Cl A3
1.570%, 02/15/2022	497	497

		35,858

Credit Cards — 1.1%

American Express Credit Account Master Trust, Ser 2014-2, Cl A
1.260%, 01/15/2020	411	412
BA Credit Card Trust, Ser 2007-A1, Cl A1
5.170%, 06/15/2019	195	197
BA Credit Card Trust, Ser 2014-A3, Cl A
0.798%, 01/15/2020 (B)	585	586
BA Credit Card Trust, Ser 2015-A1, Cl A
0.854%, 06/15/2020 (B)	295	296
Capital One Multi-Asset Execution Trust, Ser 2007-A7, Cl A7
5.750%, 07/15/2020	265	277
Capital One Multi-Asset Execution Trust, Ser 2014-A2, Cl A2
1.260%, 01/15/2020	705	706
Capital One Multi-Asset Execution Trust, Ser 2014-A5, Cl A5
1.480%, 07/15/2020	1,460	1,466
Capital One Multi-Asset Execution Trust, Ser 2015-A1, Cl A1
1.390%, 01/15/2021	52	52
Capital One Multi-Asset Execution Trust, Ser 2016-A2, Cl A2
1.154%, 02/15/2024 (B)	445	448
Capital One Multi-Asset Execution Trust, Ser 2016-A5, Cl A5
1.660%, 06/17/2024	707	706

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chase Issuance Trust, Ser 2012-A2, Cl A2
0.794%, 05/15/2019 (B)	$570	$571
Chase Issuance Trust, Ser 2013-A8, Cl A8
1.010%, 10/15/2018	745	745
Chase Issuance Trust, Ser 2014-A1, Cl A1
1.150%, 01/15/2019	875	875
Chase Issuance Trust, Ser 2014-A6, Cl A6
1.260%, 07/15/2019	295	295
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2
0.805%, 05/26/2020 (B)	641	642
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/2019	635	635
Citibank Credit Card Issuance Trust, Ser 2014-A4, Cl A4
1.230%, 04/24/2019	195	195
Citibank Credit Card Issuance Trust, Ser 2014-A8, Cl A8
1.730%, 04/09/2020	228	230
Discover Card Execution Note Trust, Ser 2016-A2, Cl A2
1.048%, 09/15/2021 (B)	210	212
Discover Card Execution Note Trust, Ser 2016-A4, Cl A4
1.390%, 03/15/2022	1,491	1,491
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	1,013	1,035
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl A
1.580%, 09/15/2022	908	910
World Financial Network Credit Card Master Trust, Ser 2014-C, Cl A
1.540%, 08/16/2021	87	87
World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A
2.030%, 04/15/2025	137	138
World Financial Network Credit Card Master Trust, Ser 2016-B, Cl A
1.440%, 06/15/2022	606	606

		13,813

Mortgage Related Securities — 0.7%

ACE Securities Home Equity Loan Trust, Ser 2006-NC1, Cl A1
0.745%, 12/25/2035 (B)	1,791	1,655
Aegis Asset-Backed Securities Trust, Ser 2003-3, Cl M1
1.574%, 01/25/2034 (B)	505	460
Aegis Asset-Backed Securities Trust, Ser 2004-5, Cl M1
1.499%, 12/25/2034 (B)	103	103

154	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
0.775%, 12/25/2035 (B)	$1,822	$1,790
Ameriquest Mortgage Security Asset-Backed Pass-Through Certificates, Ser 2003-9, Cl AV1
1.284%, 09/25/2033 (B)	149	138
Argent Securities, Ser 2003-W5, Cl M1
1.574%, 10/25/2033 (B)	354	333
Bear Stearns Asset-Backed Securities Trust, Ser 2004-HE10, Cl M1
1.499%, 12/25/2034 (B)	429	409
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.924%, 08/25/2043 (B)	191	189
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
5.070%, 04/25/2034 (D)	370	383
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C)(D)	22	22
HSBC Home Equity Loan Trust, Ser 2007-1, Cl M2
0.992%, 03/20/2036 (B)	2,000	1,916
HSBC Home Equity Loan Trust, Ser 2007-1, Cl AS
0.712%, 03/20/2036 (B)	19	19
HSBC Home Equity Loan Trust, Ser 2007-3, Cl APT
1.712%, 11/20/2036 (B)	198	197
Morgan Stanley Capital I Trust, Ser 2005-HE5, Cl M1
1.154%, 09/25/2035 (B)	189	189
Morgan Stanley Capital I Trust, Ser 2005-HE6, Cl A2C
0.844%, 11/25/2035 (B)	110	110
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
1.244%, 10/25/2033 (B)(C)	147	136
New Century Home Equity Loan Trust, Ser 2005-3, Cl M1
1.004%, 07/25/2035 (B)	39	39
Nomura Home Equity Loan Home Equity Loan Trust, Ser 2006-HE1, Cl A4
0.814%, 02/25/2036 (B)	552	551
NovaStar Mortgage Funding Trust, Ser 2004-4, Cl M4
2.175%, 03/25/2035 (B)	356	353
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.795%, 06/25/2033 (D)	18	19

		9,011

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Other Asset-Backed Securities — 5.1%

Academic Loan Funding Trust, Ser 2012-1A, Cl A1
1.324%, 12/27/2022 (B)(C)	$47	$47
Academic Loan Funding Trust, Ser 2013-1A, Cl A
1.324%, 12/26/2044 (B)(C)	147	145
Airspeed, Ser 2007-1A, Cl G2
0.770%, 06/15/2032 (B)(C)	384	313
Ballyrock CLO, Ser 2014-1A, Cl A1
2.114%, 10/20/2026 (B)(C)	150	150
Brazos Higher Education Authority, Ser 2010-1, Cl A2
2.025%, 02/25/2035 (B)	850	829
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.638%, 10/27/2036 (B)	400	381
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
0.955%, 02/25/2031 (B)(C)	134	127
Carlyle Global Market Strategies Commodities Funding, Ser 2014-1A, Cl A
2.528%, 10/15/2021 (B)(C)	122	110
Cent 18, Ser 2013-18A, Cl A
1.835%, 07/23/2025 (B)(C)	500	497
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.164%, 11/25/2034 (D)	88	92
CIT Education Loan Trust, Ser 2007-1, Cl A
0.730%, 03/25/2042 (B)(C)	515	479
Consumer Credit Origination Loan Trust, Ser 2015-1, Cl A
2.820%, 03/15/2021 (C)	41	41
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
1.024%, 10/25/2034 (B)	614	576
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
1.065%, 12/25/2034 (B)	499	473
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
5.231%, 04/25/2047	482	467
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.664%, 07/15/2036 (B)	879	784
CWHEQ Revolving Home Equity Loan Trust, Ser 2005-D, Cl 2A
0.714%, 11/15/2035 (B)	389	341
DRB Prime Student Loan Trust, Ser 2015-B, Cl A2
3.170%, 07/25/2031 (C)	283	290

SEI Institutional Managed Trust / Annual Report / September 30, 2016	155

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Ser 2011-1, Cl A2
1.288%, 04/25/2035 (B)	$322	$318
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF5, Cl A3C
1.524%, 08/25/2034 (B)	890	841
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2005-FF4, Cl M1
1.169%, 05/25/2035 (B)	25	25
Flatiron CLO, Ser 2014-1A, Cl A1
2.059%, 07/17/2026 (B)(C)	500	500
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	170	170
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
1.078%, 01/15/2022 (B)	274	274
Global SC Finance, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	329	309
GSAMP Trust, Ser 2005-HE4, Cl M1
0.975%, 07/25/2045 (B)	95	95
Higher Education Funding, Ser 2014-1, Cl A
1.712%, 05/25/2034 (B)(C)	455	437
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	276	295
JGWPT XXXI LLC, Ser 2014-1A, Cl A
3.960%, 03/15/2063 (C)	261	276
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	373	372
JGWPT XXXIII, Ser 2014-3A, Cl A
3.500%, 06/15/2077 (C)	183	180
JPMorgan Chase Acquisition, Ser 2005-OPT1, Cl M1
0.974%, 06/25/2035 (B)	442	441
Lehman Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	168	173
Magnetite XII, Ser 2015-12A, Cl A
2.128%, 04/15/2027 (B)(C)	200	200
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	731	778
Navient Private Education Loan Trust, Ser 2014-AA, Cl A2B
1.758%, 02/15/2029 (B)(C)	388	389
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
1.208%, 09/16/2024 (B)(C)	476	475
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2A
2.650%, 12/15/2028 (C)	178	182
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2B
1.708%, 12/15/2028 (B)(C)	128	129

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (C)	$239	$234
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2A
3.910%, 12/15/2045 (C)	809	848
Navient Student Loan Trust, Ser 2014-1, Cl A3
1.034%, 06/25/2031 (B)	1,005	971
Navient Student Loan Trust, Ser 2014-2, Cl A
1.164%, 03/25/2083 (B)	835	807
Navient Student Loan Trust, Ser 2014-3, Cl A
1.144%, 03/25/2083 (B)	842	813
Navient Student Loan Trust, Ser 2014-4, Cl A
1.144%, 03/25/2083 (B)	478	457
Navient Student Loan Trust, Ser 2014-8, Cl A2
0.964%, 04/25/2023 (B)	274	273
Navient Student Loan Trust, Ser 2014-8, Cl B
2.024%, 07/26/2049 (B)	54	48
Navient Student Loan Trust, Ser 2016-2, Cl A3
2.024%, 06/25/2065 (B)(C)	870	895
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.818%, 10/27/2036 (B)	412	398
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.798%, 01/25/2037 (B)	337	325
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.748%, 10/25/2033 (B)	476	453
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.747%, 03/23/2037 (B)	393	370
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.767%, 12/24/2035 (B)	1,573	1,484
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
0.827%, 03/22/2032 (B)	161	149
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
0.990%, 03/25/2026 (B)(C)	124	120
Nelnet Student Loan Trust, Ser 2008-3, Cl A4
2.312%, 11/25/2024 (B)	630	628
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
1.325%, 04/25/2046 (B)(C)	107	106
Nelnet Student Loan Trust, Ser 2011-1A, Cl A
1.375%, 02/25/2043 (B)(C)	632	633
Nelnet Student Loan Trust, Ser 2013-5A, Cl A
1.155%, 01/25/2037 (B)(C)	570	558
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
1.375%, 07/27/2037 (B)(C)	950	883
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.475%, 11/25/2043 (B)(C)	500	462
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
1.125%, 09/25/2042 (B)(C)	920	899
North Carolina State Education Assistance Authority, Ser 2011-2, Cl A2
1.438%, 07/25/2025 (B)	348	346

156	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
OneMain Financial Issuance Trust, Ser 2016-2A, Cl A
4.100%, 03/20/2028 (C)	$290	$298
Ownit Mortgage Loan Trust, Ser 2005-3, Cl A3
1.525%, 06/25/2036 (B)	1,289	1,277
Park Place Securities, Ser 2004-WCW1, Cl M2
1.544%, 09/25/2034 (B)	56	57
People’s Choice Home Loan Securities Trust, Ser 2004-1, Cl M1
1.410%, 06/25/2034 (B)	650	596
RAMP Trust, Ser 2005-EFC5, Cl M1
0.925%, 10/25/2035 (B)	328	327
RAMP Trust, Ser 2005-RZ3, Cl A3
0.925%, 09/25/2035 (B)	38	38
RAMP Trust, Ser 2006-RZ1, Cl M1
0.925%, 03/25/2036 (B)	1,700	1,656
RAMP Trust, Ser 2006-RZ1, Cl A3
0.825%, 03/25/2036 (B)	77	76
RSB BondCo LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019	276	279
SBA Small Business Investment, Ser 2016-10B, Cl 1
2.051%, 09/10/2026	100	101
Scholar Funding Trust, Ser 2011-A, Cl A
1.643%, 10/28/2043 (B)(C)	246	236
SLC Student Loan Trust, Ser 2007-2, Cl A2
1.217%, 05/15/2028 (B)	86	85
SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (C)	906	918
SLM Private Education Loan Trust, Ser 2012-E, Cl A2B
2.258%, 06/15/2045 (B)(C)	274	278
SLM Private Education Loan Trust, Ser 2012-E, Cl A1
1.258%, 10/16/2023 (B)(C)	10	10
SLM Private Education Loan Trust, Ser 2013-1, Cl B
2.324%, 11/25/2043 (B)	180	160
SLM Private Education Loan Trust, Ser 2013-A, Cl A2B
1.558%, 05/17/2027 (B)(C)	314	317
SLM Private Education Loan Trust, Ser 2013-A, Cl A1
1.108%, 08/15/2022 (B)(C)	64	64
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (C)	617	617
SLM Private Education Loan Trust, Ser 2013-B, Cl A1
1.158%, 07/15/2022 (B)(C)	103	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust, Ser 2013-B, Cl A2B
1.608%, 06/17/2030 (B)(C)	$118	$119
SLM Private Education Loan Trust, Ser 2014-A, Cl A2B
1.658%, 01/15/2026 (B)(C)	199	200
SLM Student Loan Trust, Ser 2003-11, Cl A6
1.403%, 12/15/2025 (B)(C)	350	344
SLM Student Loan Trust, Ser 2004-10, Cl A6A
1.265%, 04/27/2026 (B)(C)	676	671
SLM Student Loan Trust, Ser 2004-10, Cl A7A
1.465%, 10/25/2029 (B)(C)	456	437
SLM Student Loan Trust, Ser 2004-3, Cl A5
0.808%, 07/25/2023 (B)	413	410
SLM Student Loan Trust, Ser 2004-8, Cl B
1.098%, 01/25/2040 (B)	109	94
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.815%, 04/25/2025 (B)	42	42
SLM Student Loan Trust, Ser 2005-5, Cl A4
0.778%, 10/25/2028 (B)	574	548
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.838%, 07/27/2026 (B)	99	100
SLM Student Loan Trust, Ser 2005-6, Cl A6
0.778%, 10/27/2031 (B)	1,119	1,084
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.788%, 10/25/2029 (B)	337	326
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.835%, 01/27/2025 (B)	86	85
SLM Student Loan Trust, Ser 2006-2, Cl A6
0.808%, 01/25/2041 (B)	540	490
SLM Student Loan Trust, Ser 2006-3, Cl A5
0.738%, 01/25/2021 (B)	531	507
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.798%, 01/25/2041 (B)	540	479
SLM Student Loan Trust, Ser 2007-2, Cl B
0.808%, 07/25/2025 (B)	178	142
SLM Student Loan Trust, Ser 2007-2, Cl A4
0.698%, 07/25/2022 (B)	618	584
SLM Student Loan Trust, Ser 2007-2, Cl A3
0.755%, 01/25/2019 (B)	471	465
SLM Student Loan Trust, Ser 2007-3, Cl A3
0.678%, 04/25/2019 (B)	656	654
SLM Student Loan Trust, Ser 2007-5, Cl A5
0.795%, 01/25/2024 (B)	515	512
SLM Student Loan Trust, Ser 2007-6, Cl A4
1.095%, 10/25/2024 (B)	980	965
SLM Student Loan Trust, Ser 2007-6, Cl B
1.488%, 04/27/2043 (B)	127	111
SLM Student Loan Trust, Ser 2007-7, Cl B
1.465%, 10/27/2070 (B)	250	201
SLM Student Loan Trust, Ser 2008-2, Cl B
1.838%, 01/25/2083 (B)	160	139

SEI Institutional Managed Trust / Annual Report / September 30, 2016	157

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-3, Cl B
1.838%, 04/26/2083 (B)	$160	$136
SLM Student Loan Trust, Ser 2008-4, Cl A4
2.288%, 07/25/2022 (B)	1,292	1,296
SLM Student Loan Trust, Ser 2008-4, Cl B
2.488%, 04/25/2029 (B)	160	148
SLM Student Loan Trust, Ser 2008-5, Cl B
2.488%, 07/25/2029 (B)	160	148
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.338%, 07/25/2023 (B)	864	869
SLM Student Loan Trust, Ser 2008-6, Cl B
2.488%, 07/26/2083 (B)	160	149
SLM Student Loan Trust, Ser 2008-7, Cl B
2.488%, 07/26/2083 (B)	160	148
SLM Student Loan Trust, Ser 2008-8, Cl B
2.888%, 10/25/2029 (B)	160	153
SLM Student Loan Trust, Ser 2008-9, Cl B
2.888%, 10/25/2083 (B)	160	155
SLM Student Loan Trust, Ser 2008-9, Cl A
2.138%, 04/25/2023 (B)	719	721
SLM Student Loan Trust, Ser 2009-3, Cl A
1.275%, 01/25/2045 (B)(C)	905	882
SLM Student Loan Trust, Ser 2010-1, Cl A
0.925%, 03/25/2025 (B)	218	211
SLM Student Loan Trust, Ser 2012-6, Cl B
1.524%, 04/27/2043 (B)	249	214
SLM Student Loan Trust, Ser 2012-6, Cl A3
1.274%, 05/26/2026 (B)	211	207
SLM Student Loan Trust, Ser 2012-B, Cl A2
3.480%, 10/15/2030 (C)	116	118
SLM Student Loan Trust, Ser 2013-3, Cl B
1.939%, 09/25/2043 (B)	136	117
SLM Student Loan Trust, Ser 2013-4, Cl A
1.074%, 06/25/2027 (B)	282	272
SLM Student Loan Trust, Ser 2013-6, Cl A3
1.174%, 06/25/2055 (B)	785	780
SLM Student Loan Trust, Ser 2013-A, Cl A2A
1.770%, 05/17/2027 (C)	145	144
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)	319	325
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	374	368
SLM Student Loan Trust, Ser 2014-2, Cl A3
1.114%, 03/25/2055 (B)	524	517
SLM Student Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (C)	225	227
Small Business Administration, Ser 2013-20L, Cl 1
3.380%, 12/01/2033	149	159
SMB Private Education Loan Trust, Ser 2015-A, Cl A1
1.108%, 07/17/2023 (B)(C)	74	74

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2015-A, Cl A2A
2.490%, 06/15/2027 (C)	$593	$603
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
1.508%, 06/15/2027 (B)(C)	634	610
SMB Private Education Loan Trust, Ser 2015-B, Cl A2B
1.708%, 07/15/2027 (B)(C)	637	632
SMB Private Education Loan Trust, Ser 2015-B, Cl A2A
2.980%, 07/15/2027 (C)	450	467
SMB Private Education Loan Trust, Ser 2015-B, Cl A1
1.208%, 02/15/2023 (B)(C)	127	127
SMB Private Education Loan Trust, Ser 2015-C, Cl A2B
1.908%, 07/15/2027 (B)(C)	220	224
SMB Private Education Loan Trust, Ser 2015-C, Cl A1
1.408%, 07/15/2022 (B)(C)	292	292
SMB Private Education Loan Trust, Ser 2015-C, Cl A2A
2.750%, 07/15/2027 (C)	357	367
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (C)	1,072	1,079
SMB Private Education Loan Trust, Ser 2016-A, Cl A2B
2.008%, 05/15/2031 (B)(C)	818	818
SMB Private Education Loan Trust, Ser 2016-A, Cl A1
1.208%, 05/15/2023 (B)(C)	465	465
SMB Private Education Loan Trust, Ser 2016-B, Cl A1
1.135%, 11/15/2023 (B)(C)	706	706
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (C)	1,363	1,380
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
1.935%, 02/17/2032 (B)(C)	840	840
SoFi Professional Loan Program, Ser 2016-D, Cl A2B
2.340%, 04/25/2033 (C)	386	386
SoFi Professional Loan Program, Ser 2016-D, Cl A2A
1.530%, 04/25/2033 (C)	398	398
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
1.075%, 09/25/2034 (B)	495	456

158	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl A3
1.124%, 05/25/2035 (B)		$575	$575
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF4, Cl M2
0.955%, 11/25/2035 (B)		1,165	1,143
Trade MAPS 1 Ltd, Ser 2013-1A, Cl A
1.218%, 12/10/2018 (B)(C)		737	736
United States Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/2035		67	69
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (C)		1,328	1,330
VOLT XL LLC, Ser 2015-NP14, Cl A1
4.375%, 11/27/2045 (C)(D)		183	185
Voya CLO, Ser 2014-2A, Cl A1
2.083%, 07/17/2026 (B)(C)		500	500
Voya, Ser 2014-1A, Cl A1
2.179%, 04/18/2026 (B)(C)		540	540

			66,829

Total Asset-Backed Securities (Cost $124,642) ($ Thousands)			125,511

SOVEREIGN DEBT — 2.4%
Abu Dhabi Government International Bond
2.125%, 05/03/2021 (C)		460	463
Colombia Government International Bond
5.625%, 02/26/2044		1,070	1,239
FMS Wertmanagement AoeR
1.000%, 11/21/2017		200	200
Indonesia Government International Bond MTN
3.750%, 04/25/2022 (C)		470	495
Israel Government International Bond
4.500%, 01/30/2043		365	416
Japan Treasury Discount Bills
-0.237%, 11/14/2016 (A)(F)	JPY	510,000	5,037
-0.296%, 12/12/2016 (A)(F)		630,000	6,225
-0.336%, 10/17/2016 (A)(F)		360,000	3,555
Mexico Government International Bond MTN
6.050%, 01/11/2040		$100	122
5.750%, 10/12/2110		545	576
5.550%, 01/21/2045		3,052	3,536
4.750%, 03/08/2044		60	62
4.350%, 01/15/2047		240	236
4.125%, 01/21/2026		709	763
3.600%, 01/30/2025		520	539
Peruvian Government International Bond
6.550%, 03/14/2037		50	71
5.625%, 11/18/2050		414	547
Poland Government International Bond
5.000%, 03/23/2022		100	114

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.000%, 01/22/2024	$1,257	$1,389
Province of Ontario Canada
1.625%, 01/18/2019	520	525
1.250%, 06/17/2019	532	531
Province of Quebec Canada
2.625%, 02/13/2023	620	649
Qatar Government International Bond
3.250%, 06/02/2026 (C)	345	351
2.375%, 06/02/2021 (C)	615	620
Slovenia Government International Bond
5.850%, 05/10/2023 (C)	422	505
5.500%, 10/26/2022 (C)	400	467
5.250%, 02/18/2024 (C)	1,040	1,220
South Africa Government International Bond
4.300%, 10/12/2028	360	360

Total Sovereign Debt (Cost $29,364) ($ Thousands)		30,813

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.6%
FHLB
1.250%, 06/28/2030 (D)	1,110	1,110
0.875%, 05/24/2017	10	10
FICO STRIPS, PO
0.000%, 05/11/2018 (A)	460	454
FNMA
2.628%, 10/09/2019 (A)	5,270	5,059
Tennessee Valley Authority
2.875%, 09/15/2024	775	838

Total U.S. Government Agency Obligations (Cost $7,267) ($ Thousands)		7,471

MUNICIPAL BONDS — 0.4%
California — 0.1%
California State, Build America Project, GO
7.600%, 11/01/2040	390	635
6.650%, 03/01/2022	250	307
California State, GO
6.200%, 03/01/2019	300	336
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	430	685

		1,963

Nevada — 0.1%
Clark County, Airport System Revenue, Build America Project, Ser C, RB
6.820%, 07/01/2045	590	918

SEI Institutional Managed Trust / Annual Report / September 30, 2016	159

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey — 0.1%
New Jersey State, Turnpike Authority, Build America Project, Ser C, RB
7.102%, 01/01/2041	$475	$724

New York — 0.0%
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	585	676
New York City, Transitional Finance Authority, Future Tax Secured, RB
5.508%, 08/01/2037	275	362

		1,038

Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	171	193

Texas — 0.1%
North Texas, Tollway Authority, Build America Project, Ser B, RB
6.718%, 01/01/2049	501	782

Total Municipal Bonds (Cost $4,730) ($ Thousands)		5,618

	Shares

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.440% **†(G)	628,708	629

Total Affiliated Partnership (Cost $629) ($ Thousands)		629

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	31,642,038	31,642

Total Cash Equivalent (Cost $31,642) ($ Thousands)		31,642

Total Investments — 107.3% (Cost $1,365,172) ($ Thousands)		$1,400,571

	Contracts

PURCHASED OPTIONS(H) — 0.0%
November 2016, U.S. 10-Year Treasury Note Call, Expires 10/22/2016, Strike Price $131.50*	51	18
November 2016, U.S. 10-Year Treasury Note Call, Expires 10/22/2016, Strike Price $132.00*	46	9

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS(H) (continued)
November 2016, U.S. 5-Year Treasury Note Call, Expires 10/22/2016, Strike Price $121.75*	59	$11
November 2016, U.S. Long Treasury Bond Future Call, Expires 10/22/2016, Strike Price $171.00*	13	7
November 2016, U.S. Long Treasury Bond Future Call, Expires 10/22/2016, Strike Price $169.00*	25	30
November 2016, U.S. Long Treasury Bond Future Put, Expires 10/22/2016, Strike Price $164.00*	18	6

Total Purchased Options (Cost $122) ($ Thousands)		$81

WRITTEN OPTIONS(H) — 0.0%
December 2016, U.S. 10-Year Treasury Note Call, Expires 11/19/2016 Strike Price $133.00*	(138)	(41)
December 2016, U.S. 10-Year Treasury Note Call, Expires 11/19/2016 Strike Price $132.50*	(51)	(20)
December 2016, U.S. Short Treasury Bond Future Call, Expires 11/19/2016 Strike Price $178.00*	(17)	(6)
December 2016, U.S. Short Treasury Bond Future Call, Expires 11/19/2016 Strike Price $172.00*	(38)	(47)
November 2016, U.S. 5-Year Treasury Note Call, Expires 10/22/2016 Strike Price $122.25*	(57)	(3)
November 2016, U.S. Short Treasury Note Call, Expires 10/22/2016 Strike Price $174.00*	(13)	(2)
November 2016, U.S. Short Treasury Note Put, Expires 10/22/2016 Strike Price $161.00*	(36)	(4)

Total Written Options (Premiums Received ($184)) ($ Thousands)		$(123)

160	SEI Institutional Managed Trust / Annual Report / September 30, 2016

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

90-Day Euro$	113	Dec-2017	$14
90-Day Euro$	47	Mar-2017	3
90-Day Euro$	(121)	Dec-2019	(6)
U.S. 10-Year Treasury Note	(60)	Dec-2016	30
U.S. 2-Year Treasury Note	67	Dec-2016	6
U.S. 5-Year Treasury Note	661	Dec-2016	69
U.S. Long Treasury Bond	(187)	Dec-2016	450
U.S. Ultra Long Treasury Bond	(136)	Dec-2016	409
U.S. Ultra Long Treasury Bond	(74)	Dec-2016	(4)

			$971

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

11/14/16	JPY	510,000	USD	5,056	$9
10/17/16-12/12/16	JPY	990,000	USD	9,633	(168)

					$(159)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Depreciation ($ Thousands)

Bank of America	$(3,558)	$3,417	$(141)
JPMorgan Chase Bank	(11,289)	11,271	(18)

			$(159)

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open OTC swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($Thousands)	Net Unrealized Depreciation ($Thousands)

Citigroup	2.71%	3 Month USD - LIBOR	08/15/42	$830	$(173)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)

Citigroup	3.68%	3 Month USD - LIBOR	11/15/43	$725	$(307)
Merrill Lynch	1.27%	3 Month USD - LIBOR	05/15/23	8,960	13

					$(294)

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,302,394 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

†	Investment in Affiliated Security (see Note 6).

(A)	The rate reported is the effective yield at the time of purchase.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.

(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $120,725 ($ Thousands), representing 9.3% of the Net Assets of the Fund.

(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2016. The coupon on a step bond changes on a specified date.

(E)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $599 ($ Thousands).

(F)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $629 ($ Thousands).
(H)	For the year ended September 30, 2016, the total amount of open purchased options and written options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

ACES — Alternative Credit Enhancement Structure

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

SEI Institutional Managed Trust / Annual Report / September 30, 2016	161

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Fixed Income Fund (Concluded)

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

Ltd — Limited

L.P. — Limited Partnership

MTN — Medium Term Note

OTC — Over the counter

PLC — Public Limited Company

PO — Principle Only

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$493,175	$–	$493,175
Mortgage-Backed Securities	–	361,871	–	361,871
Corporate Obligations	–	343,841	–	343,841
Asset-Backed Securities	–	125,511	–	125,511
Sovereign Debt	–	30,813	–	30,813
U.S. Government Agency Obligations	–	7,471	–	7,471
Municipal Bonds	–	5,618	–	5,618
Affiliated Partnership	–	629	–	629
Cash Equivalent	31,642	–	–	31,642

Total Investments in Securities	$31,642	$1,368,929	$–	$1,400,571

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$81	$–	$–	$81
Written Options	(123)	–	–	(123)
Futures Contracts *
Unrealized Appreciation	981	–	–	981
Unrealized Depreciation	(10)	–	–	(10)
Forwards Contracts *
Unrealized Appreciation	–	9	–	9
Unrealized Depreciation	–	(168)	–	(168)
OTC Swaps
Interest Rate Swaps *
Unrealized Depreciation	–	(173)	–	(173)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	–	13	–	13
Unrealized Depreciation	–	(307)	–	(307)

Total Other Financial Instruments	$929	$(626)	$–	$303

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

162	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 78.3%

Consumer Discretionary — 20.1%
Adelphia Communications (Escrow Security)(A)
0.000%, 02/15/2004	$25	$–
0.000%, 01/15/2009	225	–
0.000%, 06/15/2011	150	1
Adient Global Holdings
4.875%, 08/15/2026 (B)	2,411	2,414
Altice
7.750%, 05/15/2022 (B)	6,057	6,466
7.625%, 02/15/2025 (B)	470	482
Altice Financing
7.500%, 05/15/2026 (B)	5,562	5,791
6.625%, 02/15/2023 (B)	345	354
6.500%, 01/15/2022 (B)	700	738
Altice Finco
8.125%, 01/15/2024 (B)	610	631
Altice Finco MTN
7.625%, 02/15/2025 (B)	205	206
Altice US Finance
5.375%, 07/15/2023 (B)	3,929	4,062
AMC Entertainment
5.750%, 06/15/2025	2,500	2,525
AMC Networks
5.000%, 04/01/2024	1,773	1,784
4.750%, 12/15/2022	2,210	2,238
American Axle & Manufacturing
6.625%, 10/15/2022	440	465
6.250%, 03/15/2021	405	423
Apex Tool Group
7.000%, 02/01/2021 (B)	1,830	1,750

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ashtead Capital
6.500%, 07/15/2022 (B)	$3,055	$3,212
Aventine (Escrow Security)
0.000%, 10/15/2049 (A)(C)(D)	2,750	–
Beazer Homes USA
5.750%, 06/15/2019	1,560	1,627
Belo
7.750%, 06/01/2027	1,675	1,809
Bon-Ton Department Stores
8.000%, 06/15/2021	8,885	4,931
Boyd Gaming
6.875%, 05/15/2023	970	1,050
6.375%, 04/01/2026 (B)	2,728	2,926
Brinker International
5.000%, 10/01/2024 (B)	281	285
Brookfield Residential Properties
6.375%, 05/15/2025 (B)	458	457
Burger King Worldwide
6.000%, 04/01/2022 (B)	2,026	2,122
Cablevision Systems
7.750%, 04/15/2018	500	529
5.875%, 09/15/2022	1,917	1,744
Caesars Entertainment Operating(A)
9.000%, 02/15/2020	4,310	4,455
8.500%, 02/15/2020	1,260	1,317
Caesars Entertainment Resort Properties
8.000%, 10/01/2020	3,259	3,369
Caleres
6.250%, 08/15/2023	845	877
CCO Holdings
5.875%, 04/01/2024 (B)	1,500	1,600
5.750%, 02/15/2026 (B)	2,340	2,480
5.500%, 05/01/2026 (B)	800	834
5.375%, 05/01/2025 (B)	865	907
5.125%, 02/15/2023	2,000	2,085
5.125%, 05/01/2023 (B)	485	506
CEC Entertainment
8.000%, 02/15/2022	1,283	1,278
Cedar Fair
5.375%, 06/01/2024	1,174	1,239
Cengage Learning
9.500%, 06/15/2024 (B)	2,835	2,885
Century Communities
6.875%, 05/15/2022	1,830	1,848
Cequel Communications Holdings I
7.750%, 07/15/2025 (B)	1,430	1,544
5.125%, 12/15/2021 (B)	620	618
Charter Communications Operating
6.384%, 10/23/2035 (B)	315	371
4.908%, 07/23/2025 (B)	250	276
Chester Downs & Marina
9.250%, 02/01/2020 (B)	5,110	4,714

SEI Institutional Managed Trust / Annual Report / September 30, 2016	163

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Chinos Intermediate Holdings
7.750%, 05/01/2019 (B)	$2,048	$768
Cinemark USA
5.125%, 12/15/2022	1,390	1,425
4.875%, 06/01/2023	800	804
Claire’s Stores
9.000%, 03/15/2019 (B)	1,590	867
8.875%, 03/15/2019 (C)	406	69
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	3,549	3,503
6.500%, 11/15/2022	3,875	4,005
ClubCorp Club Operations
8.250%, 12/15/2023 (B)	1,520	1,634
Cogeco Communications
4.875%, 05/01/2020 (B)	1,050	1,084
CSC Holdings
10.875%, 10/15/2025 (B)	4,902	5,735
10.125%, 01/15/2023 (B)	5,537	6,381
8.625%, 02/15/2019	2,125	2,372
6.750%, 11/15/2021	1,250	1,322
6.625%, 10/15/2025 (B)	420	456
5.250%, 06/01/2024	1,849	1,757
Cumulus Media Holdings
7.750%, 05/01/2019	3,970	1,608
Dana
5.500%, 12/15/2024	465	474
Dana Holding
6.000%, 09/15/2023	1,385	1,440
Deck Chassis Acquisition
10.000%, 06/15/2023 (B)	915	961
DISH DBS
7.750%, 07/01/2026 (B)	270	287
6.750%, 06/01/2021	1,030	1,112
5.875%, 07/15/2022	1,616	1,661
5.875%, 11/15/2024	6,105	6,029
5.000%, 03/15/2023	5,025	4,887
Dollar Tree
5.750%, 03/01/2023	565	608
Eldorado Resorts
7.000%, 08/01/2023	1,495	1,587
Emerald Expositions Holding
9.000%, 06/15/2021 (B)	1,950	2,026
Empire Today
11.375%, 02/01/2017 (B)	2,000	2,002
ESH Hospitality
5.250%, 05/01/2025 (B)	4,185	4,180
Fiat Chrysler Automobiles
5.250%, 04/15/2023	410	422
Fontainebleau Las Vegas Holdings
0.000%, 06/15/2015 (A)(B)	3,108	–
Gannett
5.500%, 09/15/2024 (B)	336	347

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.875%, 09/15/2021 (B)	$160	$166
General Motors
4.875%, 10/02/2023	1,180	1,278
Goodyear Tire & Rubber
8.750%, 08/15/2020	155	185
5.125%, 11/15/2023	225	235
5.000%, 05/31/2026	275	283
Gray Television
5.125%, 10/15/2024 (B)(C)	981	963
Group 1 Automotive
5.250%, 12/15/2023 (B)	775	778
Guitar Center
9.625%, 04/15/2020 (B)	6,432	4,752
6.500%, 04/15/2019 (B)	3,719	3,273
Hanesbrands
4.875%, 05/15/2026 (B)	310	317
4.625%, 05/15/2024 (B)	310	318
Harrah’s Operating
11.250%, 06/01/2017 (A)	530	546
Herc Rentals
7.750%, 06/01/2024 (B)	830	853
7.500%, 06/01/2022 (B)	430	445
Hillman Group
6.375%, 07/15/2022 (B)	2,765	2,592
Hilton Domestic Operating
4.250%, 09/01/2024 (B)	3,475	3,544
Hilton Worldwide Finance
5.625%, 10/15/2021	290	299
iHeartCommunications
10.625%, 03/15/2023	951	708
9.000%, 12/15/2019	2,409	1,906
9.000%, 03/01/2021	425	317
9.000%, 09/15/2022	2,748	1,999
iHeartCommunications PIK
14.000%, 02/01/2021	3,515	1,371
IHO Verwaltungs GmbH PIK
4.500%, 09/15/2023 (B)	260	262
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (B)(E)	4,420	4,022
International Game Technology
6.500%, 02/15/2025 (B)	875	943
6.250%, 02/15/2022 (B)	720	763
Interval Acquisition
5.625%, 04/15/2023	3,620	3,738
Isle of Capri Casinos
5.875%, 03/15/2021	535	558
JC Penney
6.375%, 10/15/2036	840	722
5.875%, 07/01/2023 (B)	1,184	1,233
KFC Holding
5.250%, 06/01/2026 (B)	795	841
5.000%, 06/01/2024 (B)	795	831

164	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kosmos Energy
7.875%, 08/01/2021	$3,195	$3,099
L Brands
6.950%, 03/01/2033	1,146	1,200
6.875%, 11/01/2035	2,225	2,425
6.750%, 07/01/2036	2,760	2,969
5.625%, 02/15/2022	1,175	1,313
Landry’s
6.750%, 10/15/2024 (B)(C)	911	927
Laureate Education
10.000%, 09/01/2019 (B)	2,196	2,092
Lear
5.250%, 01/15/2025	345	373
Lee Enterprises
9.500%, 03/15/2022 (B)	1,300	1,342
Liberty Media LLC
8.250%, 02/01/2030	3,205	3,445
LIN Television
5.875%, 11/15/2022	1,332	1,395
LKQ
4.750%, 05/15/2023	530	545
LTF Merger
8.500%, 06/15/2023 (B)	3,141	3,235
Lynx I
5.375%, 04/15/2021 (B)	1,787	1,862
M/I Homes
6.750%, 01/15/2021	1,235	1,294
McClatchy
9.000%, 12/15/2022	2,425	2,498
McGraw-Hill Global Education Holdings
7.875%, 05/15/2024 (B)	162	175
MGM Resorts International
7.750%, 03/15/2022	2,090	2,424
6.750%, 10/01/2020	265	297
6.625%, 12/15/2021	2,900	3,262
6.000%, 03/15/2023	3,950	4,286
5.250%, 03/31/2020	885	943
4.625%, 09/01/2026	300	292
Midcontinent Communications
6.250%, 08/01/2021 (B)	400	419
Midcontinent Communications & Midcontinent Finance
6.875%, 08/15/2023 (B)	3,005	3,200
Millennium (Escrow Security)
7.625%, 11/15/2026 (A)	175	–
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	3,410	3,679
7.875%, 10/15/2024 (B)(C)	2,944	2,937
Monitronics International
9.125%, 04/01/2020	7,200	6,768
Neiman Marcus Group
8.000%, 10/15/2021 (B)	1,240	1,035

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Neiman Marcus Group PIK
8.750%, 10/15/2021 (B)	$675	$530
Netflix
5.875%, 02/15/2025	1,684	1,819
5.500%, 02/15/2022	405	436
Newell Brands
5.000%, 11/15/2023 (B)	1,800	1,916
Nexstar Broadcasting
6.875%, 11/15/2020	2,900	3,012
6.125%, 02/15/2022 (B)	380	392
Nexstar Escrow
5.625%, 08/01/2024 (B)	1,846	1,851
Nine West Holdings
8.250%, 03/15/2019 (B)	5,289	793
Numericable-SFR SAS
7.375%, 05/01/2026 (B)	7,934	8,110
Outfront Media Capital
5.875%, 03/15/2025	1,485	1,559
5.250%, 02/15/2022	390	406
PetSmart
7.125%, 03/15/2023 (B)	1,790	1,875
PF Chang’s China Bistro
10.250%, 06/30/2020 (B)	1,361	1,283
Pinnacle Entertainment
5.625%, 05/01/2024 (B)	950	955
PulteGroup
5.000%, 01/15/2027	987	991
Quebecor Media
5.750%, 01/15/2023	2,285	2,376
Quebecor Media (Escrow Security)(A)
0.000%, 11/15/2013 (F)	1,725	2
0.000%, 03/15/2016	1,915	2
Radio One
9.250%, 02/15/2020 (B)	3,221	3,004
7.375%, 04/15/2022 (B)	5,147	5,173
Radio Systems
8.375%, 11/01/2019 (B)	910	950
RCN Telecom Services
8.500%, 08/15/2020 (B)	920	981
Regal Entertainment Group
5.750%, 03/15/2022	480	496
5.750%, 06/15/2023	280	284
Rivers Pittsburgh Borrower
6.125%, 08/15/2021 (B)	338	349
RSI Home Products
6.500%, 03/15/2023 (B)	1,040	1,097
Sally Holdings
5.625%, 12/01/2025	1,415	1,523
Schaeffler Finance
4.750%, 05/15/2021 (B)	265	274
4.750%, 05/15/2023 (B)	250	259

SEI Institutional Managed Trust / Annual Report / September 30, 2016	165

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Schaeffler Finance PIK
6.750%, 11/15/2022 (B)	$374	$427
Schaeffler Finance MTN
4.250%, 05/15/2021 (B)	1,000	1,025
Scientific Games
8.125%, 09/15/2018	235	236
Scientific Games International
10.000%, 12/01/2022	5,142	4,743
Seminole Tribe of Florida
6.535%, 10/01/2020 (B)	380	382
Serta Simmons Bedding
8.125%, 10/01/2020 (B)	1,920	2,006
Service International
7.500%, 04/01/2027	1,295	1,522
SFR Group
6.250%, 05/15/2024 (B)	4,701	4,670
6.000%, 05/15/2022 (B)	3,105	3,167
Sinclair Television Group
6.125%, 10/01/2022	995	1,050
5.625%, 08/01/2024 (B)	2,080	2,127
5.375%, 04/01/2021	3,500	3,631
5.125%, 02/15/2027 (B)	955	934
Sirius XM Radio
6.000%, 07/15/2024 (B)	748	798
5.750%, 08/01/2021 (B)	270	283
5.375%, 04/15/2025 (B)	5,120	5,286
5.375%, 07/15/2026 (B)	1,875	1,936
4.625%, 05/15/2023 (B)	1,000	1,000
Six Flags Entertainment
5.250%, 01/15/2021 (B)	3,200	3,304
4.875%, 07/31/2024 (B)	625	631
Spanish Broadcasting System
12.500%, 04/15/2017 (B)	1,603	1,603
Taylor Morrison Communities
5.625%, 03/01/2024 (B)	1,755	1,808
TEGNA
6.375%, 10/15/2023	65	70
Tempur Sealy International
5.625%, 10/15/2023	695	731
5.500%, 06/15/2026 (B)	455	469
Tenneco
5.000%, 07/15/2026	340	344
TI Group Automotive Systems
8.750%, 07/15/2023 (B)	4,509	4,904
Time
5.750%, 04/15/2022 (B)	740	727
Time Warner Cable
6.750%, 06/15/2039	525	639
5.500%, 09/01/2041	710	758
Townsquare Media
6.500%, 04/01/2023 (B)	2,681	2,721

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tribune Media
5.875%, 07/15/2022	$2,555	$2,585
TRU Taj
12.000%, 08/15/2021 (B)	2,410	2,428
UCI International
8.625%, 02/15/2019 (A)	1,165	245
Unitymedia GmbH
6.125%, 01/15/2025 (B)	795	834
Unitymedia Hessen GmbH & KG
5.500%, 01/15/2023 (B)	2,480	2,573
5.000%, 01/15/2025 (B)	1,100	1,114
Univision Communications
8.500%, 05/15/2021 (B)	1,056	1,093
5.125%, 02/15/2025 (B)	3,015	3,034
UPCB Finance IV
5.375%, 01/15/2025 (B)	1,630	1,638
Videotron
5.375%, 06/15/2024 (B)	635	660
5.000%, 07/15/2022	1,975	2,061
Viking Cruises
8.500%, 10/15/2022 (B)	1,490	1,527
6.250%, 05/15/2025 (B)	4,215	3,941
Virgin Media Finance
5.750%, 01/15/2025 (B)	397	402
Virgin Media Secured Finance
5.500%, 01/15/2025 (B)	200	204
5.500%, 08/15/2026 (B)	480	490
5.250%, 01/15/2026 (B)	3,335	3,385
Vista Outdoor
5.875%, 10/01/2023 (B)	770	805
VTR Finance
6.875%, 01/15/2024 (B)	1,665	1,739
Wave Holdco PIK
8.250%, 07/15/2019 (B)	416	418
WideOpenWest Finance
10.250%, 07/15/2019	1,375	1,447
WMG Acquisition
6.000%, 01/15/2021 (B)	851	883
5.625%, 04/15/2022 (B)	65	67
5.000%, 08/01/2023 (B)	420	426
Wynn Las Vegas
5.500%, 03/01/2025 (B)	2,565	2,597
4.250%, 05/30/2023 (B)	479	460
Yum! Brands
6.875%, 11/15/2037	3,420	3,506
5.350%, 11/01/2043	130	112
ZF North America Capital
4.750%, 04/29/2025 (B)	1,055	1,108
4.500%, 04/29/2022 (B)	425	451
Ziggo Bond Finance BV
5.875%, 01/15/2025 (B)	926	926

166	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ziggo Secured Finance BV
5.500%, 01/15/2027 (B)	$3,065	$3,061

		389,660

Consumer Staples — 2.9%
Albertsons
6.625%, 06/15/2024 (B)	990	1,030
5.750%, 03/15/2025 (B)	1,525	1,521
Bumble Bee Holdco PIK
9.625%, 03/15/2018 (B)	2,092	2,076
Bumble Bee Holdings
9.000%, 12/15/2017 (B)	1,106	1,112
Central Garden & Pet
6.125%, 11/15/2023	680	728
Cott Beverages
5.375%, 07/01/2022	1,315	1,354
CVS Health
5.000%, 12/01/2024	1,000	1,158
Darling Ingredients
5.375%, 01/15/2022	125	130
Elizabeth Arden
7.375%, 03/15/2021	2,359	2,444
Energizer Holdings
5.500%, 06/15/2025 (B)	775	798
Fresh Market
9.750%, 05/01/2023 (B)	2,105	1,879
HRG Group
7.750%, 01/15/2022	2,062	2,137
KeHE Distributors
7.625%, 08/15/2021 (B)	1,900	1,886
NBTY
7.625%, 05/15/2021 (B)	1,300	1,329
New Albertsons
8.700%, 05/01/2030	360	365
8.000%, 05/01/2031	9,435	9,411
7.750%, 06/15/2026	160	160
7.450%, 08/01/2029	1,605	1,573
Post Holdings
8.000%, 07/15/2025 (B)	420	481
7.750%, 03/15/2024 (B)	2,590	2,901
6.000%, 12/15/2022 (B)	270	285
5.000%, 08/15/2026 (B)(C)	5,328	5,301
Rite Aid
7.700%, 02/15/2027	2,550	3,264
6.125%, 04/01/2023 (B)(C)	4,446	4,798
Spectrum Brands
6.625%, 11/15/2022	990	1,069
6.125%, 12/15/2024	1,455	1,576
5.750%, 07/15/2025	926	1,000
SUPERVALU
6.750%, 06/01/2021	3,545	3,315

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TreeHouse Foods
6.000%, 02/15/2024 (B)	$275	$296

		55,377

Energy — 10.7%
Alberta Energy
8.125%, 09/15/2030	135	160
7.375%, 11/01/2031	110	121
American Greetings
7.375%, 12/01/2021	555	577
Anadarko Petroleum
4.500%, 07/15/2044	1,857	1,704
Antero Midstream Partners
5.375%, 09/15/2024 (B)(C)	609	617
Antero Resources
6.000%, 12/01/2020	700	723
5.625%, 06/01/2023	2,085	2,124
5.375%, 11/01/2021	505	511
5.125%, 12/01/2022	1,654	1,666
Archrock Partners
6.000%, 04/01/2021	475	445
Atwood Oceanics
6.500%, 02/01/2020	350	276
Basic Energy Services
7.750%, 02/15/2019 (A)	2,680	992
7.750%, 10/15/2022	865	320
Bellatrix Exploration
8.500%, 05/15/2020 (B)	1,606	1,494
Berry Petroleum(A)
6.750%, 11/01/2020	1,060	604
6.375%, 09/15/2022	2,218	1,253
Blue Racer Midstream
6.125%, 11/15/2022 (B)	4,410	4,311
Boardwalk Pipelines
5.950%, 06/01/2026	425	470
Calfrac Holdings
7.500%, 12/01/2020 (B)	1,883	1,257
California Resources
8.000%, 12/15/2022 (B)	1,185	788
Callon Petroleum
6.125%, 10/01/2024 (B)(C)	2,334	2,416
Calumet Specialty Products Partners
7.625%, 01/15/2022	1,615	1,304
Carrizo Oil & Gas
6.250%, 04/15/2023	195	193
CHC Helicopter
9.250%, 10/15/2020 (A)	139	67
Chesapeake Energy
8.000%, 12/15/2022 (B)	4,697	4,762
7.250%, 12/15/2018	628	637
6.875%, 11/15/2020 (C)	160	150
6.500%, 08/15/2017 (C)	1,879	1,907

SEI Institutional Managed Trust / Annual Report / September 30, 2016	167

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.125%, 02/15/2021	$785	$720
Cloud Peak Energy Resources
8.500%, 12/15/2019 (C)	887	710
Concho Resources
5.500%, 10/01/2022	550	571
5.500%, 04/01/2023	1,610	1,660
CONSOL Energy
5.875%, 04/15/2022	1,521	1,399
Continental Resources
5.000%, 09/15/2022	2,213	2,207
4.500%, 04/15/2023	1,556	1,494
Contura Energy
10.000%, 08/01/2021 (B)	926	954
Crestwood Midstream Partners
6.250%, 04/01/2023	365	370
CSI Compressco
7.250%, 08/15/2022	195	184
DCP Midstream
5.850%, 05/21/2043 (B)(G)	646	536
5.350%, 03/15/2020 (B)	1,856	1,902
Denbury Resources
5.500%, 05/01/2022	815	585
4.625%, 07/15/2023	1,484	987
Enable Midstream Partners
3.900%, 05/15/2024	1,560	1,455
Encana
7.200%, 11/01/2031	215	239
6.625%, 08/15/2037	410	430
6.500%, 08/15/2034	1,869	1,959
Endeavor Energy Resources
7.000%, 08/15/2021 (B)	1,611	1,655
Energy Transfer Equity
7.500%, 10/15/2020	1,019	1,118
5.875%, 01/15/2024	3,631	3,767
5.500%, 06/01/2027	1,050	1,045
Energy Transfer Partners
6.625%, 10/15/2036	440	479
6.500%, 02/01/2042	95	99
6.125%, 12/15/2045	1,100	1,149
6.050%, 06/01/2041	110	111
5.150%, 02/01/2043	175	161
4.900%, 03/15/2035	800	738
EnLink Midstream Partners
5.050%, 04/01/2045	1,558	1,379
4.400%, 04/01/2024	560	547
4.150%, 06/01/2025	1,533	1,468
2.700%, 04/01/2019	805	800
EP Energy
9.375%, 05/01/2020	1,685	1,192
7.750%, 09/01/2022	435	259
Extraction Oil & Gas Holdings
7.875%, 07/15/2021 (B)	2,235	2,324

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
FTS International
8.350%, 06/15/2020 (B)(G)	$1,098	$933
Genesis Energy
6.750%, 08/01/2022	2,470	2,545
6.000%, 05/15/2023	1,733	1,720
5.750%, 02/15/2021	105	105
Gibson Energy
6.750%, 07/15/2021 (B)	5,050	5,164
Halcon Resources
8.625%, 02/01/2020 (B)	1,709	1,718
Hiland Partners Holdings
7.250%, 10/01/2020 (B)	2,634	2,729
5.500%, 05/15/2022 (B)	975	1,014
Hilcorp Energy I
5.750%, 10/01/2025 (B)	621	618
5.000%, 12/01/2024 (B)	667	639
IronGate Energy Services
11.000%, 07/01/2018 (A)(B)	400	96
Jupiter Resources
8.500%, 10/01/2022 (B)	5,490	4,612
Kinder Morgan
5.000%, 02/15/2021 (B)	441	477
Laredo Petroleum
7.375%, 05/01/2022	450	465
Legacy Reserves
8.000%, 12/01/2020	794	429
Linn Energy
6.250%, 11/01/2019 (A)(C)	4,035	1,016
MEG Energy
7.000%, 03/31/2024 (B)	4,520	3,571
6.500%, 03/15/2021 (B)	1,016	829
6.375%, 01/30/2023 (B)	1,140	902
Memorial Production Partners
7.625%, 05/01/2021	3,100	1,565
6.875%, 08/01/2022	4,630	2,234
Midstates Petroleum(A)
10.750%, 10/01/2020 (C)	2,540	25
10.000%, 06/01/2020	720	482
9.250%, 06/01/2021	360	4
Milagro Oil & Gas
10.500%, 05/15/2016 (A)(C)	1,700	599
MPLX
5.500%, 02/15/2023	280	289
4.875%, 12/01/2024	3,184	3,293
4.875%, 06/01/2025	1,685	1,741
Murphy Oil
6.875%, 08/15/2024	420	434
Murray Energy
11.250%, 04/15/2021 (B)	1,440	810
Newfield Exploration
5.750%, 01/30/2022	680	702
5.625%, 07/01/2024	905	928

168	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.375%, 01/01/2026	$1,820	$1,825
Noble Holding International
5.000%, 03/16/2018	2,210	2,177
Northern Oil & Gas
8.000%, 06/01/2020	1,255	954
NuStar Logistics
6.750%, 02/01/2021	1,110	1,196
Oasis Petroleum
6.875%, 03/15/2022	1,585	1,518
6.875%, 01/15/2023	605	578
6.500%, 11/01/2021	285	272
ONEOK
7.500%, 09/01/2023	1,400	1,568
Parker Drilling
6.750%, 07/15/2022	6,215	4,848
Parsley Energy
6.250%, 06/01/2024 (B)(C)	110	114
PBF Holding
7.000%, 11/15/2023 (B)	805	759
PDC Energy
6.125%, 09/15/2024 (B)(C)	246	255
Peabody Energy
6.250%, 11/15/2021 (A)(C)	420	101
Permian Resources
8.000%, 06/15/2020 (B)	1,911	1,901
Pride International
8.500%, 06/15/2019	923	1,004
Range Resources
4.875%, 05/15/2025	435	418
Regency Energy Partners
5.875%, 03/01/2022	2,715	2,994
5.500%, 04/15/2023	510	526
5.000%, 10/01/2022	325	343
Rice Energy
7.250%, 05/01/2023	1,140	1,220
Rose Rock Midstream
5.625%, 07/15/2022	4,085	3,758
5.625%, 11/15/2023	1,425	1,297
Rowan
5.850%, 01/15/2044	1,129	782
RSP Permian
6.625%, 10/01/2022	250	262
Sabine Pass Liquefaction
6.250%, 03/15/2022	2,160	2,360
5.875%, 06/30/2026 (B)	1,435	1,560
5.750%, 05/15/2024	3,325	3,578
5.625%, 02/01/2021	3,395	3,586
5.625%, 04/15/2023	1,845	1,970
5.625%, 03/01/2025	928	998
5.000%, 03/15/2027 (B)(C)	1,015	1,040
Sanchez Energy
7.750%, 06/15/2021	120	106

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.125%, 01/15/2023	$575	$461
SandRidge Energy(A)
8.750%, 01/15/2020	212	12
8.750%, 06/01/2020 (B)(C)	2,485	895
8.125%, 10/15/2022	26	1
7.500%, 02/15/2023	3,515	202
SemGroup
7.500%, 06/15/2021	305	305
SESI LLC
7.125%, 12/15/2021	5,327	5,207
Seventy Seven Energy
6.500%, 07/15/2022 (A)	305	–
Seventy Seven Operating
6.625%, 11/15/2019 (A)	1,869	–
SM Energy
6.750%, 09/15/2026	1,448	1,462
6.500%, 01/01/2023	180	182
6.125%, 11/15/2022	465	465
5.625%, 06/01/2025	295	277
Southwestern Energy
6.700%, 01/23/2025	1,235	1,235
4.100%, 03/15/2022	932	846
Summit Midstream Holdings
5.500%, 08/15/2022	1,548	1,474
Tallgrass Energy Partners
5.500%, 09/15/2024 (B)(C)	1,154	1,163
Targa Resources Partners
6.875%, 02/01/2021	1,084	1,119
6.750%, 03/15/2024	2,385	2,552
6.625%, 10/01/2020	1,869	1,932
5.250%, 05/01/2023	40	40
5.125%, 02/01/2025 (B)(C)	160	160
4.250%, 11/15/2023	3,200	3,092
Tesoro Logistics
6.375%, 05/01/2024	250	268
6.250%, 10/15/2022	255	272
6.125%, 10/15/2021	535	559
5.875%, 10/01/2020	783	806
Transocean
6.000%, 03/15/2018	2,173	2,184
Tullow Oil
6.250%, 04/15/2022 (B)	1,274	1,140
6.000%, 11/01/2020 (B)	651	587
Unit
6.625%, 05/15/2021	2,130	1,797
Walter Energy
8.500%, 04/15/2021 (A)	1,455	–
Weatherford International
8.250%, 06/15/2023	1,662	1,641
6.750%, 09/15/2040	2,230	1,594
5.950%, 04/15/2042	4,110	2,815

SEI Institutional Managed Trust / Annual Report / September 30, 2016	169

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Western Refining
6.250%, 04/01/2021	$624	$616
Western Refining Logistics
7.500%, 02/15/2023	1,135	1,163
Whiting Petroleum
6.500%, 10/01/2018	400	394
6.250%, 04/01/2023	2,260	2,062
5.750%, 03/15/2021	1,099	1,028
Williams
4.550%, 06/24/2024	802	818
Williams Partners
6.300%, 04/15/2040	365	401
6.125%, 07/15/2022	620	644
5.800%, 11/15/2043	460	479
5.400%, 03/04/2044	290	289
4.900%, 01/15/2045	815	775
4.875%, 05/15/2023	75	76
4.875%, 03/15/2024	1,527	1,543
4.000%, 09/15/2025	335	335
3.900%, 01/15/2025	505	504
Williams, Ser A
7.500%, 01/15/2031	176	201
WPX Energy
8.250%, 08/01/2023	1,241	1,334
6.000%, 01/15/2022	1,365	1,362
5.250%, 09/15/2024	140	132

		207,959

Financials — 4.9%
AAF Holdings PIK
12.000%, 07/01/2019 (B)	1,082	1,109
Ally Financial
8.000%, 03/15/2020	375	428
5.750%, 11/20/2025	4,105	4,295
5.125%, 09/30/2024	7,618	8,075
4.625%, 05/19/2022	805	829
4.625%, 03/30/2025	1,450	1,486
4.250%, 04/15/2021	145	148
4.125%, 03/30/2020	595	605
3.500%, 01/27/2019	1,480	1,493
American Equity Investment Life Holding
6.625%, 07/15/2021	1,900	1,980
Bank of America(G)
8.000%, 12/29/2049	1,580	1,612
6.500%, 12/31/2049	2,280	2,470
5.125%, 12/31/2049	1,917	1,883
BCD Acquisition
9.625%, 09/15/2023 (B)	1,335	1,395
Care Capital Properties
5.125%, 08/15/2026 (B)	3,301	3,300
CIT Group
6.625%, 04/01/2018 (B)	250	265

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.500%, 02/15/2019 (B)	$2,940	$3,113
3.875%, 02/19/2019	940	960
Citigroup(G)
6.250%, 12/29/2049	840	904
5.950%, 12/29/2049	1,950	2,020
City National Bank
9.000%, 08/12/2019	3,384	3,984
Credit Acceptance
7.375%, 03/15/2023	3,935	4,073
6.125%, 02/15/2021	345	347
Credit Suisse Group
7.500%, 12/11/2048 (B)(G)	1,365	1,389
CTR Partnership
5.875%, 06/01/2021	1,970	2,039
Double Eagle Acquisition Sub
7.500%, 10/01/2024 (B)(C)	838	853
FBM Finance
8.250%, 08/15/2021 (B)(C)	707	739
HUB International
9.250%, 02/15/2021 (B)	350	364
7.875%, 10/01/2021 (B)	4,510	4,600
Infinity Acquisition
7.250%, 08/01/2022 (B)	585	509
Jefferies Finance
6.875%, 04/15/2022 (B)	2,645	2,460
JPMorgan Chase(G)
7.900%, 04/29/2049	1,967	2,021
6.750%, 08/29/2049	2,385	2,632
6.000%, 12/29/2049	3,525	3,679
Lloyds Banking Group
7.500%, 12/01/2099 (G)	2,665	2,752
Mattamy Group
6.500%, 11/15/2020 (B)	1,105	1,102
MGIC Investment
5.750%, 08/15/2023	2,070	2,153
MSCI
5.750%, 08/15/2025 (B)	566	604
5.250%, 11/15/2024 (B)	1,310	1,387
4.750%, 08/01/2026 (B)	955	967
National Life Insurance
10.500%, 09/15/2039 (B)	990	1,518
Nationstar Mortgage
6.500%, 08/01/2018	1,350	1,372
6.500%, 07/01/2021	1,525	1,494
Navient
7.250%, 09/25/2023	1,380	1,380
6.625%, 07/26/2021	2,200	2,216
NSG Holdings
7.750%, 12/15/2025 (B)	1,765	1,898
Popular
7.000%, 07/01/2019	2,488	2,563

170	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Royal Bank of Scotland Group PLC
8.000%, 12/29/2049 (G)	$1,340	$1,260
5.125%, 05/28/2024	780	781
USI
7.750%, 01/15/2021 (B)	1,240	1,259
Walter Investment Management
4.500%, 11/01/2019	521	299
Wells Fargo
7.980%, 03/15/2018 (G)	950	993
York Risk Services Holding
8.500%, 10/01/2022 (B)	2,250	1,749

		95,806

Health Care — 8.9%
21st Century Oncology
11.000%, 05/01/2023 (B)	605	515
Acadia Healthcare
6.500%, 03/01/2024	611	640
5.625%, 02/15/2023	1,170	1,188
5.125%, 07/01/2022	1,600	1,584
Alere
6.500%, 06/15/2020	215	215
6.375%, 07/01/2023 (B)	1,819	1,855
AMN Healthcare
5.125%, 10/01/2024 (B)(C)	2,569	2,595
Amsurg
5.625%, 07/15/2022	3,975	4,064
Aurora Diagnostics Holdings
10.750%, 01/15/2018	4,535	3,401
BioScrip
8.875%, 02/15/2021	500	467
Centene
6.125%, 02/15/2024	660	716
5.625%, 02/15/2021	660	700
CHS
8.000%, 11/15/2019	1,474	1,445
5.125%, 08/01/2021	700	695
Concordia International
9.500%, 10/21/2022 (B)	1,953	1,352
Crimson Merger
6.625%, 05/15/2022 (B)	4,320	3,812
DaVita HealthCare Partners
5.125%, 07/15/2024	2,465	2,514
5.000%, 05/01/2025	5,720	5,741
DJO Finco
8.125%, 06/15/2021 (B)	2,255	2,092
DPx Holdings
7.500%, 02/01/2022 (B)	530	560
Endo
6.000%, 07/15/2023 (B)	2,618	2,382
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (B)	800	840

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 10/15/2020 (B)	$2,250	$2,369
Gates Global
6.000%, 07/15/2022 (B)	545	518
Grifols Worldwide Operations
5.250%, 04/01/2022	2,845	2,945
HCA
7.500%, 02/15/2022	3,720	4,269
5.875%, 05/01/2023	4,660	4,963
5.875%, 02/15/2026	3,115	3,321
5.375%, 02/01/2025	6,325	6,531
5.250%, 04/15/2025	2,495	2,660
5.250%, 06/15/2026	2,253	2,394
5.000%, 03/15/2024	488	515
HealthSouth
5.750%, 11/01/2024	1,900	1,968
5.750%, 09/15/2025	2,037	2,124
5.125%, 03/15/2023	463	462
Hill-Rom Holdings
5.750%, 09/01/2023 (B)	2,360	2,519
Hologic
5.250%, 07/15/2022 (B)	705	748
IASIS Healthcare
8.375%, 05/15/2019	4,572	4,138
IMS Health
6.000%, 11/01/2020 (B)	685	695
5.000%, 10/15/2026 (B)	4,945	5,143
inVentiv Health PIK
10.000%, 08/15/2018 (B)(C)	640	657
inVentiv Health
10.000%, 08/15/2018	388	388
9.000%, 01/15/2018 (B)	980	1,006
Ironwood Pharmaceuticals
11.000%, 06/15/2024 (B)	2,279	2,313
Jaguar Holding II
6.375%, 08/01/2023 (B)	530	551
Kindred Healthcare
8.750%, 01/15/2023	1,160	1,160
8.000%, 01/15/2020	1,060	1,079
6.375%, 04/15/2022	3,975	3,766
Kinetic Concepts
12.500%, 11/01/2019	430	428
10.500%, 11/01/2018	1,510	1,587
9.625%, 10/01/2021 (B)(C)	3,470	3,470
7.875%, 02/15/2021 (B)	1,946	2,107
LifePoint Hospitals
5.500%, 12/01/2021	2,940	3,065
Mallinckrodt International Finance
5.750%, 08/01/2022 (B)	1,965	1,938
5.625%, 10/15/2023 (B)	690	661
5.500%, 04/15/2025 (B)	2,346	2,229
4.875%, 04/15/2020 (B)	205	209
4.750%, 04/15/2023	4,751	4,276

SEI Institutional Managed Trust / Annual Report / September 30, 2016	171

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Molina Healthcare
5.375%, 11/15/2022	$406	$419
MPH Acquisition Holdings
7.125%, 06/01/2024 (B)	649	698
Opal Acquisition
8.875%, 12/15/2021 (B)	2,678	2,196
Prestige Brands
6.375%, 03/01/2024 (B)	220	234
5.375%, 12/15/2021 (B)	1,225	1,268
Quintiles Transnational
4.875%, 05/15/2023 (B)	1,980	2,034
Quorum Health
11.625%, 04/15/2023 (B)	1,193	990
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (B)	784	809
Select Medical
6.375%, 06/01/2021	2,690	2,646
Sterigenics-Nordion Holdings
6.500%, 05/15/2023 (B)	1,300	1,352
Surgical Care Affiliates
6.000%, 04/01/2023 (B)	667	700
Tenet Healthcare
8.125%, 04/01/2022	3,160	3,160
8.000%, 08/01/2020	660	667
6.750%, 02/01/2020	1,861	1,828
6.750%, 06/15/2023	7,636	7,101
6.000%, 10/01/2020	455	481
5.500%, 03/01/2019	1,323	1,300
4.750%, 06/01/2020	115	117
4.500%, 04/01/2021	260	262
4.350%, 06/15/2020 (G)	545	548
Valeant Pharmaceuticals International
7.250%, 07/15/2022 (B)	1,220	1,132
7.000%, 10/01/2020 (B)	2,770	2,687
6.750%, 08/15/2021 (B)	905	851
6.125%, 04/15/2025 (B)	6,494	5,593
5.875%, 05/15/2023 (B)	2,231	1,924
5.500%, 03/01/2023 (B)	3,193	2,730
5.375%, 03/15/2020 (B)	701	648
Valeant Pharmaceuticals International Escrow
7.500%, 07/15/2021 (B)	8,615	8,340
6.750%, 08/15/2018 (B)	235	236
Vizient
10.375%, 03/01/2024 (B)	910	1,044

		172,540

Industrials — 7.0%
ACCO Brands
6.750%, 04/30/2020	785	828
Actuant
5.625%, 06/15/2022	3,000	3,126

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ADT
3.500%, 07/15/2022	$1,025	$987
Advanced Disposal Services
8.250%, 10/01/2020	3,055	3,208
AECOM
5.875%, 10/15/2024	330	352
5.750%, 10/15/2022	135	142
AerCap Ireland Capital
4.625%, 10/30/2020	310	325
4.625%, 07/01/2022	275	289
4.500%, 05/15/2021	2,637	2,759
Air Medical Merger
6.375%, 05/15/2023 (B)	3,305	3,198
Aircastle
7.625%, 04/15/2020	210	239
5.125%, 03/15/2021	110	118
5.000%, 04/01/2023	525	550
Algeco Scotsman Global Finance
8.500%, 10/15/2018 (B)	1,565	1,416
Allegion
5.875%, 09/15/2023	435	469
Allegion US Holding
5.750%, 10/01/2021	340	355
Allison Transmission
5.000%, 10/01/2024 (B)	1,118	1,146
American Builders & Contractors Supply
5.750%, 12/15/2023 (B)	665	694
5.625%, 04/15/2021 (B)	700	724
APX Group
8.750%, 12/01/2020	3,765	3,690
Associated Materials
9.125%, 11/01/2017	190	179
Avis Budget Car Rental
6.375%, 04/01/2024 (B)	730	745
5.500%, 04/01/2023	825	832
5.125%, 06/01/2022 (B)	75	75
Beacon Roofing Supply
6.375%, 10/01/2023	895	967
BMC East
5.500%, 10/01/2024 (B)(C)	1,495	1,495
Bombardier
7.500%, 03/15/2025 (B)	1,195	1,101
6.000%, 10/15/2022 (B)	4,411	3,992
Builders FirstSource
5.625%, 09/01/2024 (B)	2,705	2,773
CDW
5.000%, 09/01/2023	1,750	1,807
CEB
5.625%, 06/15/2023 (B)	460	453
Cenveo
8.500%, 09/15/2022 (B)	5,325	3,834
6.000%, 08/01/2019 (B)	4,380	3,887

172	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ceridian HCM Holding
11.000%, 03/15/2021 (B)	$827	$875
CEVA Group
7.000%, 03/01/2021 (B)	950	769
Clean Harbors
5.250%, 08/01/2020	1,755	1,803
5.125%, 06/01/2021	260	266
Cloud Crane
10.125%, 08/01/2024 (B)	3,086	3,194
CNH Industrial Capital
4.875%, 04/01/2021	730	776
4.375%, 11/06/2020	565	590
Cortes NP Acquisition
9.250%, 10/15/2024 (B)	82	82
DigitalGlobe
5.250%, 02/01/2021 (B)	5,468	5,427
FGI Operating
7.875%, 05/01/2020	910	755
Florida East Coast Holdings
6.750%, 05/01/2019 (B)	2,139	2,192
Gardner Denver
6.875%, 08/15/2021 (B)	1,827	1,713
General Cable
5.750%, 10/01/2022	1,035	983
Global A&T Electronics
10.000%, 02/01/2019 (B)	400	316
Great Lakes Dredge & Dock
7.375%, 02/01/2019	1,087	1,065
H&E Equipment Services
7.000%, 09/01/2022	835	881
HD Supply
5.750%, 04/15/2024 (B)	1,225	1,286
5.250%, 12/15/2021 (B)	375	397
Hertz
7.375%, 01/15/2021	365	379
6.250%, 10/15/2022	1,500	1,545
5.875%, 10/15/2020	280	289
5.500%, 10/15/2024 (B)(C)	440	438
Huntington Ingalls Industries
5.000%, 11/15/2025 (B)	1,251	1,323
Icahn Enterprises
5.875%, 02/01/2022	1,915	1,838
4.875%, 03/15/2019	1,632	1,640
International Lease Finance
6.250%, 05/15/2019	800	867
5.875%, 04/01/2019	655	702
4.625%, 04/15/2021	35	37
Jack Cooper Enterprises PIK
10.500%, 03/15/2019 (B)	445	116
Jack Cooper Holdings
9.250%, 06/01/2020	1,095	745

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
James Hardie International Finance
5.875%, 02/15/2023 (B)	$610	$647
KLX
5.875%, 12/01/2022 (B)	2,075	2,148
Kratos Defense & Security Solutions
7.000%, 05/15/2019	731	680
LSC Communications
8.750%, 10/15/2023 (B)	340	339
Manitowoc Foodservice
9.500%, 02/15/2024	240	275
Masonite International
5.625%, 03/15/2023 (B)	475	501
NCI Building Systems
8.250%, 01/15/2023 (B)	1,095	1,191
Nielsen Finance
5.000%, 04/15/2022 (B)	4,369	4,511
Nielsen Luxembourg
5.500%, 10/01/2021 (B)	205	214
Novelis
6.250%, 08/15/2024 (B)	230	244
5.875%, 09/30/2026 (B)	775	793
Oshkosh
5.375%, 03/01/2022	420	442
5.375%, 03/01/2025	170	178
Prime Security Services Borrower
9.250%, 05/15/2023 (B)	6,869	7,487
RR Donnelley & Sons
7.625%, 06/15/2020	953	1,032
Sensata Technologies
5.625%, 11/01/2024 (B)	395	417
5.000%, 10/01/2025 (B)	1,039	1,062
4.875%, 10/15/2023 (B)	2,015	2,096
Sensata Technologies UK Financing
6.250%, 02/15/2026 (B)	2,235	2,419
SPX FLOW
5.875%, 08/15/2026 (B)	701	709
5.625%, 08/15/2024 (B)(C)	631	640
Standard Industries
6.000%, 10/15/2025 (B)	345	369
5.500%, 02/15/2023 (B)	410	428
StandardAero Aviation Holdings
10.000%, 07/15/2023 (B)	5,800	6,224
Terex
6.500%, 04/01/2020	480	492
6.000%, 05/15/2021	3,140	3,211
TransDigm
6.500%, 07/15/2024	620	652
6.500%, 05/15/2025	850	885
6.375%, 06/15/2026 (B)	623	643
Triumph Group
4.875%, 04/01/2021	925	886

SEI Institutional Managed Trust / Annual Report / September 30, 2016	173

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Rentals North America
7.625%, 04/15/2022	$680	$724
6.125%, 06/15/2023	680	713
5.875%, 09/15/2026	2,355	2,426
5.750%, 11/15/2024	1,305	1,354
5.500%, 07/15/2025	1,245	1,270
Univar
6.750%, 07/15/2023 (B)	396	408
West
5.375%, 07/15/2022 (B)	650	637
Xerium Technologies
9.500%, 08/15/2021 (B)	2,380	2,410
XPO Logistics
6.500%, 06/15/2022 (B)	790	824
6.125%, 09/01/2023 (B)	800	820
Zekelman Industries
9.875%, 06/15/2023 (B)	2,427	2,560

		136,005

Information Technology — 7.8%
ACI Worldwide
6.375%, 08/15/2020 (B)	510	527
Activision Blizzard
5.625%, 09/15/2021 (B)	3,500	3,652
Advanced Micro Devices
7.500%, 08/15/2022	1,540	1,580
7.000%, 07/01/2024	1,395	1,371
Aegis Merger
10.250%, 02/15/2023 (B)	5,353	5,861
Alliance Data Systems
5.375%, 08/01/2022 (B)	1,058	1,032
Amkor Technology
6.625%, 06/01/2021	616	634
6.375%, 10/01/2022	1,720	1,776
Anixter
5.500%, 03/01/2023	1,675	1,755
Aspect Software
3.000%, 05/23/2023 (H)	273	273
Avaya
10.500%, 03/01/2021 (B)	699	154
9.000%, 04/01/2019 (B)	1,760	1,316
7.000%, 04/01/2019 (B)	1,959	1,445
Bankrate
6.125%, 08/15/2018 (B)	2,296	2,319
Belden
5.500%, 09/01/2022 (B)	845	881
BMC Software Finance
8.125%, 07/15/2021 (B)	6,238	5,661
Boxer Parent PIK
9.000%, 10/15/2019 (B)	3,070	2,778
Camelot Finance
7.875%, 10/15/2024 (B)(C)	64	66

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cardtronics
5.125%, 08/01/2022	$2,350	$2,403
Cimpress
7.000%, 04/01/2022 (B)	237	247
CommScope
5.500%, 06/15/2024 (B)	2,436	2,558
CommScope Technologies Finance
6.000%, 06/15/2025 (B)	2,747	2,929
Diamond 1 Finance
8.350%, 07/15/2046 (B)	2,365	2,832
8.100%, 07/15/2036 (B)	1,970	2,316
7.125%, 06/15/2024 (B)	4,133	4,546
6.020%, 06/15/2026 (B)	2,281	2,501
5.875%, 06/15/2021 (B)	1,017	1,080
5.450%, 06/15/2023 (B)	915	980
Donnelley Financial Solutions
8.250%, 10/15/2024 (B)(C)	1,206	1,221
EarthLink Holdings
7.375%, 06/01/2020	1,950	2,050
Entegris
6.000%, 04/01/2022 (B)	1,655	1,713
First Data
7.000%, 12/01/2023 (B)	3,319	3,510
5.750%, 01/15/2024 (B)	5,043	5,182
5.375%, 08/15/2023 (B)	2,424	2,497
5.000%, 01/15/2024 (B)	5,167	5,244
Harland Clarke Holdings
9.750%, 08/01/2018 (B)	865	889
9.250%, 03/01/2021 (B)	8,273	7,032
Hughes Satellite Systems
7.625%, 06/15/2021	2,100	2,239
6.625%, 08/01/2026 (B)	140	135
5.250%, 08/01/2026 (B)(C)	900	889
Infor Software Parent PIK
7.125%, 05/01/2021 (B)(C)	1,180	1,145
Infor US
6.500%, 05/15/2022	2,040	2,065
Informatica
7.125%, 07/15/2023 (B)	2,354	2,201
JDA Escrow
7.375%, 10/15/2024 (B)(C)	268	275
Magnachip Semiconductor
6.625%, 07/15/2021	915	817
Micron Technology
7.500%, 09/15/2023 (B)	3,620	4,021
5.875%, 02/15/2022	1,740	1,775
5.250%, 08/01/2023 (B)	2,655	2,622
5.250%, 01/15/2024 (B)	1,285	1,234
Microsemi
9.125%, 04/15/2023 (B)	765	872
NCR
5.000%, 07/15/2022	2,015	2,060

174	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NeuStar
4.500%, 01/15/2023	$1,985	$1,777
Nortel Networks
0.000%, 07/15/2011 (A)	1,605	1,485
NXP BV
4.625%, 06/01/2023 (B)	1,761	1,926
4.125%, 06/01/2021 (B)	1,068	1,144
3.875%, 09/01/2022 (B)	1,000	1,047
NXP Funding
5.750%, 02/15/2021 (B)	780	811
5.750%, 03/15/2023 (B)	685	735
Open Text
5.875%, 06/01/2026 (B)	1,588	1,661
Plantronics
5.500%, 05/31/2023 (B)	3,210	3,306
PTC
6.000%, 05/15/2024	670	715
Qorvo
7.000%, 12/01/2025	1,340	1,454
6.750%, 12/01/2023	1,072	1,156
Riverbed Technology
8.875%, 03/01/2023 (B)	1,060	1,133
Sabre
5.375%, 04/15/2023 (B)	1,650	1,695
5.250%, 11/15/2023 (B)	3,305	3,363
VeriSign
5.250%, 04/01/2025	500	525
4.625%, 05/01/2023	1,300	1,318
Veritas US
7.500%, 02/01/2023 (B)	1,729	1,664
Western Digital
10.500%, 04/01/2024 (B)	6,111	7,089
7.375%, 04/01/2023 (B)	1,143	1,257
WEX
4.750%, 02/01/2023 (B)	2,230	2,199
Zayo Group
6.375%, 05/15/2025	555	588
6.000%, 04/01/2023	4,255	4,468
Zebra Technologies
7.250%, 10/15/2022	1,545	1,674

		151,351

Materials — 6.5%
AK Steel
7.500%, 07/15/2023	1,237	1,317
Albea Beauty Holdings
8.375%, 11/01/2019 (B)	940	982
Alcoa Nederland Holding BV
7.000%, 09/30/2026 (B)(C)	2,723	2,815
6.750%, 09/30/2024 (B)	1,753	1,821
Aleris International
9.500%, 04/01/2021 (B)	1,164	1,254

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.875%, 11/01/2020	$308	$312
Allegheny Technologies
9.375%, 06/01/2019	1,445	1,552
7.875%, 08/15/2023	675	650
ARD Finance PIK
7.125%, 09/15/2023 (B)(C)	587	584
Ardagh Packaging Finance
7.250%, 05/15/2024 (B)	3,464	3,689
7.000%, 11/15/2020 (B)	77	79
6.750%, 01/31/2021 (B)	225	232
6.000%, 06/30/2021 (B)	2,383	2,449
3.850%, 12/15/2019 (B)(G)	695	705
Ashland
6.875%, 05/15/2043	330	360
4.750%, 08/15/2022	1,460	1,518
Axalta Coating Systems
4.875%, 08/15/2024 (B)	290	297
Ball
5.250%, 07/01/2025	3,427	3,693
5.000%, 03/15/2022	1,150	1,239
Berry Plastics
6.000%, 10/15/2022	190	200
5.125%, 07/15/2023	55	56
Blue Cube Spinco
10.000%, 10/15/2025 (B)	880	1,038
9.750%, 10/15/2023 (B)	4,423	5,197
BlueScope Steel Finance
6.500%, 05/15/2021 (B)	636	673
Boart Longyear Management Properties
10.000%, 10/01/2018 (B)	2,000	1,380
7.000%, 04/01/2021 (B)	4,090	491
Boise Cascade
5.625%, 09/01/2024 (B)	511	519
Chemours
7.000%, 05/15/2025	195	192
6.625%, 05/15/2023	1,110	1,082
Compass Minerals International
4.875%, 07/15/2024 (B)	1,314	1,242
Constellium
7.875%, 04/01/2021 (B)	1,890	2,018
5.750%, 05/15/2024 (B)	710	657
Cornerstone Chemical
9.375%, 03/15/2018 (B)	5,745	5,716
CVR Partners
9.250%, 06/15/2023 (B)	1,317	1,274
First Quantum Minerals
7.250%, 10/15/2019 (B)	3,022	2,871
7.000%, 02/15/2021 (B)	1,257	1,125
6.750%, 02/15/2020 (B)	2,505	2,317
FMG Resources (August 2006) Property Limited
9.750%, 03/01/2022 (B)	1,839	2,133

SEI Institutional Managed Trust / Annual Report / September 30, 2016	175

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Freeport-McMoRan
6.500%, 11/15/2020	$392	$402
5.450%, 03/15/2043	3,535	2,837
5.400%, 11/14/2034	950	788
4.550%, 11/14/2024	140	127
3.875%, 03/15/2023	588	528
3.550%, 03/01/2022	165	150
GCP Applied Technologies
9.500%, 02/01/2023 (B)	1,445	1,651
Glencore Funding
4.125%, 05/30/2023 (B)	1,103	1,097
Graphic Packaging International
4.750%, 04/15/2021	1,067	1,139
Hecla Mining
6.875%, 05/01/2021	2,013	2,021
Hexion
10.000%, 04/15/2020	4,084	4,023
Hexion US Finance
8.875%, 02/01/2018	635	605
6.625%, 04/15/2020	4,695	4,132
HudBay Minerals
9.500%, 10/01/2020	941	944
Huntsman International
5.125%, 11/15/2022	1,505	1,565
4.875%, 11/15/2020	100	104
INEOS Group Holdings
5.875%, 02/15/2019 (B)	1,775	1,810
5.625%, 08/01/2024 (B)	1,080	1,060
Kaiser Aluminum
5.875%, 05/15/2024	1,055	1,102
Kraton Polymers
10.500%, 04/15/2023 (B)	600	681
LSB Industries
0.000%, 08/01/2019 (E)	1,080	1,085
Mirabela Nickel
1.000%, 07/31/2044	31	–
New Gold
7.000%, 04/15/2020 (B)	1,055	1,084
6.250%, 11/15/2022 (B)	1,777	1,817
Noranda Aluminum Acquisition
11.000%, 06/01/2019 (A)	355	4
NOVA Chemicals
5.000%, 05/01/2025 (B)	1,611	1,631
Owens-Brockway Glass Container
6.375%, 08/15/2025 (B)	600	661
5.875%, 08/15/2023 (B)	460	494
PaperWorks Industries
9.500%, 08/15/2019 (B)	2,618	2,454
Platform Specialty Products
10.375%, 05/01/2021 (B)	1,364	1,470
6.500%, 02/01/2022 (B)	1,840	1,789

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PQ
6.750%, 11/15/2022 (B)	$1,539	$1,631
Rain CII Carbon
8.250%, 01/15/2021 (B)	6,620	6,455
8.000%, 12/01/2018 (B)	1,555	1,521
Reichhold Holdings
12.000%, 03/31/2017 (H)	821	821
Reichhold Industries
15.000%, 03/13/2017 (H)	466	466
12.000%, 03/31/2017 (H)	290	290
9.000%, 05/08/2017 (A)(B)	859	–
Reynolds Group
9.875%, 08/15/2019	378	389
8.250%, 02/15/2021	1,710	1,783
6.875%, 02/15/2021	280	291
5.750%, 10/15/2020	1,045	1,078
Reynolds Group Issuer
7.000%, 07/15/2024 (B)	1,496	1,604
Sappi Papier Holdings
7.750%, 07/15/2017 (B)	300	307
Scotts Miracle-Gro
6.000%, 10/15/2023 (B)	635	676
Signode Industrial Group
6.375%, 05/01/2022 (B)	2,370	2,400
Teck Resources
8.500%, 06/01/2024 (B)	3,560	4,076
8.000%, 06/01/2021 (B)	174	189
TPC Group
8.750%, 12/15/2020 (B)	809	627
Trinseo Materials Operating
6.750%, 05/01/2022 (B)	400	423
Unifrax I
7.500%, 02/15/2019 (B)	600	561
United States Steel
8.375%, 07/01/2021 (B)	1,536	1,680
US Concrete
6.375%, 06/01/2024	297	308
Valvoline
5.500%, 07/15/2024 (B)	75	79
Versum Materials
5.500%, 09/30/2024 (B)(C)	3,200	3,288
WR Grace & Co.
5.625%, 10/01/2024 (B)	80	87

		126,014

Real Estate — 1.4%
Communications Sales & Leasing
8.250%, 10/15/2023	2,785	2,923
6.000%, 04/15/2023 (B)	1,510	1,567
Corrections Corp of America
5.000%, 10/15/2022	245	222
4.625%, 05/01/2023	1,465	1,286

176	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Equinix
5.875%, 01/15/2026	$1,470	$1,580
5.750%, 01/01/2025	710	754
5.375%, 01/01/2022	200	211
FelCor Lodging
6.000%, 06/01/2025	108	112
GEO Group
6.000%, 04/15/2026	2,290	1,947
5.875%, 01/15/2022	1,370	1,233
5.125%, 04/01/2023	35	30
GLP Capital
5.375%, 04/15/2026	590	634
4.875%, 11/01/2020	643	693
Kennedy-Wilson
5.875%, 04/01/2024	700	705
Lamar Media
5.750%, 02/01/2026	1,125	1,212
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024 (B)	3,470	3,764
4.500%, 09/01/2026 (B)(C)	1,415	1,415
MPT Operating Partnership
5.250%, 08/01/2026	234	243
Realogy Group
4.875%, 06/01/2023 (B)	2,334	2,372
RHP Hotel Properties
5.000%, 04/15/2021	2,508	2,583
5.000%, 04/15/2023	1,120	1,137

		26,623

Telecommunication Services — 6.4%
CenturyLink
7.500%, 04/01/2024	1,672	1,785
6.750%, 12/01/2023	3,685	3,832
5.800%, 03/15/2022	930	953
5.625%, 04/01/2020	1,120	1,184
5.625%, 04/01/2025	1,369	1,311
Clearwire Communications
8.250%, 12/01/2040 (B)	516	536
Cogent Communications Finance
5.625%, 04/15/2021 (B)	1,880	1,908
Cogent Communications Group
5.375%, 03/01/2022 (B)	1,113	1,146
Columbus Cable Barbados
7.375%, 03/30/2021 (B)	595	631
Digicel
6.000%, 04/15/2021 (B)	2,000	1,767
Digicel Group
8.250%, 09/30/2020 (B)(C)	4,085	3,549
6.750%, 03/01/2023 (B)	3,365	2,970
Frontier Communications
11.000%, 09/15/2025	10,414	10,870
10.500%, 09/15/2022	4,182	4,433

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
8.875%, 09/15/2020	$975	$1,052
7.625%, 04/15/2024	1,881	1,759
7.125%, 01/15/2023	950	886
6.875%, 01/15/2025	315	279
GCI
6.750%, 06/01/2021	625	642
Inmarsat Finance
6.500%, 10/01/2024 (B)	2,190	2,195
4.875%, 05/15/2022 (B)	1,080	1,026
Intelsat Jackson Holdings
8.000%, 02/15/2024 (B)	2,556	2,562
7.500%, 04/01/2021	2,912	2,199
7.250%, 04/01/2019	445	358
7.250%, 10/15/2020	5,270	4,084
5.500%, 08/01/2023	2,445	1,693
Intelsat Luxembourg
7.750%, 06/01/2021	3,820	1,280
Level 3 Communications
5.750%, 12/01/2022	505	528
Level 3 Financing
5.625%, 02/01/2023	65	68
5.375%, 01/15/2024	570	594
5.375%, 05/01/2025	4,385	4,571
5.125%, 05/01/2023	1,430	1,473
Qwest Capital Funding
7.750%, 02/15/2031	615	597
Sable International Finance
6.875%, 08/01/2022 (B)	650	674
SBA Communications
4.875%, 09/01/2024 (B)	585	589
SoftBank Group
6.000%, 07/30/2025	375	407
5.375%, 07/30/2022	265	279
4.500%, 04/15/2020 (B)(C)	2,951	3,062
Sprint
7.875%, 09/15/2023	11,553	11,625
7.625%, 02/15/2025	8,897	8,808
7.250%, 09/15/2021	2,356	2,365
7.125%, 06/15/2024	860	838
Sprint Capital
8.750%, 03/15/2032	3,745	3,820
6.900%, 05/01/2019	370	382
6.875%, 11/15/2028	4,289	4,026
Sprint Communications
9.000%, 11/15/2018 (B)(C)	715	789
7.000%, 03/01/2020 (B)	445	477
Telecom Italia
5.303%, 05/30/2024 (B)	860	879
T-Mobile USA
6.731%, 04/28/2022	2,020	2,121
6.633%, 04/28/2021	330	347
6.625%, 04/01/2023	2,000	2,148

SEI Institutional Managed Trust / Annual Report / September 30, 2016	177

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.500%, 01/15/2024	$100	$108
6.500%, 01/15/2026	3,476	3,845
6.375%, 03/01/2025	1,280	1,392
6.000%, 03/01/2023	885	945
6.000%, 04/15/2024	1,930	2,065
United States Cellular
6.700%, 12/15/2033	820	824
Wind Acquisition Finance
7.375%, 04/23/2021 (B)	1,885	1,970
4.750%, 07/15/2020 (B)	340	343
Windstream
7.750%, 10/01/2021	1,800	1,796
7.500%, 06/01/2022	1,450	1,392
Windstream Services
6.375%, 08/01/2023	225	204

		123,241

Utilities — 1.7%
AES
7.375%, 07/01/2021	605	694
6.000%, 05/15/2026	335	354
AmeriGas Finance
7.000%, 05/20/2022	2,063	2,182
Calpine
5.750%, 01/15/2025	616	608
5.500%, 02/01/2024	600	592
5.375%, 01/15/2023	580	578
5.250%, 06/01/2026 (B)	457	460
Dynegy
7.625%, 11/01/2024	4,025	3,953
7.375%, 11/01/2022	915	904
5.875%, 06/01/2023	967	878
Enel
8.750%, 09/24/2073 (B)(G)	728	851
Ferrellgas
6.500%, 05/01/2021	1,285	1,176
GenOn Americas Generation
9.125%, 05/01/2031	434	351
GenOn Energy
7.875%, 06/15/2017	2,181	1,805
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/2023 (B)	2,800	2,786
Mirant Americas Generation LLC
8.500%, 10/01/2021	3,850	3,272
NRG Energy
7.875%, 05/15/2021	59	62
7.250%, 05/15/2026 (B)	221	225
6.625%, 01/15/2027 (B)	1,431	1,402
6.250%, 07/15/2022	615	624
6.250%, 05/01/2024	1,913	1,942
RJS Power Holdings
4.625%, 07/15/2019 (B)	1,965	1,847

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Talen Energy Supply
6.500%, 06/01/2025	$161	$129
TerraForm Power Operating(E)
6.625%, 12/06/2016 (B)	2,103	2,208
6.375%, 12/06/2016 (B)	2,096	2,154

		32,037

Total Corporate Obligations (Cost $1,524,020) ($ Thousands)		1,516,613

ASSET-BACKED SECURITIES — 8.4%

Other Asset-Backed Securities — 8.4%

Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
1.074%, 03/15/2019 (B)(G)	1,062	350
B&M CLO, Ser 2014-1A, Cl C
4.429%, 04/16/2026 (B)(G)	2,108	1,951
B&M CLO, Ser 2014-1A, Cl D
5.429%, 04/16/2026 (B)(G)	3,471	2,709
B&M CLO, Ser 2014-1A, Cl E
6.429%, 04/16/2026 (B)(G)	2,480	1,333
Battalion CLO IV, Ser 2013-4A
0.000%, 10/22/2025 (B)	5,640	1,861
Battalion CLO V, Ser 2014-5A
0.000%, 04/17/2026 (B)	3,274	1,048
Battalion CLO VII, Ser 2014-7A
0.000%, 10/17/2026 (B)	4,007	2,284
Battalion CLO VII, Ser 2014-7A, Cl D
5.979%, 10/17/2026 (B)(G)	2,260	1,784
Battalion CLO VIII, Ser 2015-8A
0.000%, 04/18/2027 (B)(H)	3,655	3,034
Battalion CLO VIII, Ser 2015-8A, Cl D
6.129%, 04/18/2027 (B)(G)	982	830
Battalion CLO Warehouse Note
0.000% (I)	25	2,479
Battalion CLO, Ser 2012-3A
0.000%, 01/18/2025 (B)	2,303	1,285
Benefit Street Partners CLO III, Ser 2013-IIIA
0.000%, 01/20/2026 (B)(H)	2,999	1,739
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (B)(J)	3	2,464
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (B)(J)	21	1,987
Benefit Street Partners CLO V
0.000%, 10/20/2026 (B)(J)	6,387	3,995
Benefit Street Partners CLO VII, Ser 2015-VIII
0.000%, 07/18/2027	6,715	5,778
Benefit Street Partners CLO VIII
0.000%, 01/20/2028 (B)(H)	67	6,384
Benefit Street Partners CLO, Ser 2015-VIA
0.000%, 04/18/2027	7,502	6,287

178	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Benefit Street Partners Warehouse Note
0.000% (I)	$18	$1,894
Carlyle Global Market Strategies CLO, Ser 2014-3A
0.000%, 07/27/2026 (B)	2,947	2,255
Cathedral Lake CLO, Ser 2015-3A, Cl E
8.230%, 01/15/2026 (B)(G)	1,175	1,175
Cathedral Lake III Equity Tranche
0.000%, 01/15/2026 (B)	1,869	1,598
Cedar Funding V CLO, Ser 2016-5A
0.000%, 07/17/2028 (B)(G)	19	1,711
CIFC Funding II, Ser 2012-2A
0.000%, 12/05/2024 (B)	17	890
CVP Cascade CLO, Ser 2014-2A, Cl D
5.479%, 07/18/2026 (B)(G)	1,709	1,293
CVP Cascade CLO, Ser 2014-2A, Cl E
6.479%, 07/18/2026 (B)(G)	2,469	1,365
Fifth Street Senior Loan Fund, Ser 2015-1A, Cl E
7.896%, 01/20/2027 (B)(G)	3,890	3,394
Fifth Street Senior Loan Fund, Ser 2015-2A
0.000%, 09/29/2027 (B)	5,483	4,918
Figueroa CLO, Ser 2013-1I
0.000%, 03/21/2024	18,856	7,756
Figueroa CLO, Ser 2013-2A
0.000%, 12/15/2025 (B)	2,930	1,686
Fortress Credit Opportunities III CLO, Ser 2014-3A, Cl E
6.907%, 04/28/2026 (B)(G)	3,482	3,129
Fortress Credit Opportunities VI CLO, Ser 2015-6A, Cl F
7.595%, 10/10/2026 (B)(G)	1,730	1,595
Great Lakes CLO, Ser 2012-1A
0.000%, 01/15/2023 (B)	2,457	1,700
Great Lakes CLO, Ser 2012-1A, Cl E
6.180%, 01/15/2023 (B)(G)	2,811	2,403
Great Lakes CLO, Ser 2014-1A
0.000%, 04/15/2025 (B)(G)	6,943	5,041
Great Lakes CLO, Ser 2014-1A, Cl F
6.680%, 04/15/2025 (B)(G)	2,480	1,575
Great Lakes CLO, Ser 2015-1A
0.000%, 07/15/2026 (B)(G)	4,202	3,244
Great Lakes CLO, Ser 2015-1A, Cl E
7.380%, 07/15/2026 (B)(G)	2,896	2,433
Great Lakes CLO, Ser 2015-1A, Cl F
8.180%, 07/15/2026 (B)(G)	1,319	864
Hildene CLO II, Ser 2014-2A, Cl D
4.388%, 07/19/2026 (B)(G)	1,987	1,899
Hildene CLO II, Ser 2014-2A, Cl E
5.788%, 07/19/2026 (B)(G)	1,987	1,737
Ivy Hill Middle Market Credit Fund VII, Ser 2013-7A
0.000%, 10/20/2025 (B)	3,198	2,606

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Jamestown CLO VII, Ser 2015-7A, Cl D
6.215%, 07/25/2027 (B)(G)	$1,709	$1,465
Jamestown CLO VII, Ser 2015-7A, Cl E
7.465%, 07/25/2027 (B)(G)	1,709	1,327
JFIN Revolver CLO, Ser 2013-1A, Cl B
2.696%, 01/20/2021 (B)(G)	1,990	1,990
JFIN Revolver CLO, Ser 2014-2A, Cl C
3.561%, 02/20/2022 (B)(G)	1,951	1,888
KVK CLO, Ser 2012-2A
0.000%, 02/10/2025 (B)	2,471	877
Lockwood Grove CLO, Ser 2014-1A
0.000%, 01/25/2024 (B)	3,797	2,810
Nelder Grove CLO, Ser 2014-1A, Cl D1
5.349%, 08/28/2026 (B)(G)	1,756	1,712
Nelder Grove CLO, Ser 2014-1A, Cl E
7.579%, 08/28/2026 (B)(G)	2,926	2,487
Neuberger Berman CLO XIII, Ser 2012-13A
0.000%, 01/23/2024 (B)	447	143
Neuberger Berman CLO XVI, Ser 2014-16A
0.000%, 04/15/2026 to 04/15/2026 (B)	2,613	1,362
Neuberger Berman CLO XXII, Ser 2016-22A
0.000%, 10/17/2027 to 10/17/2027 (B)(G)	38	3,085
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl E
6.815%, 07/25/2025 (B)(G)	1,974	1,663
NewStar Clarendon Fund CLO, Ser 2015-1A, Cl E
6.765%, 01/25/2027 (B)(G)	3,439	2,816
NXT Capital CLO, Ser 2012-1A, Cl E
8.196%, 07/20/2022 (B)(G)	2,417	2,399
OCP CLO, Ser 2012-2A
0.000%, 11/22/2023 (B)	2,615	1,124
Peaks CLO, Ser 2014-1A, Cl D
5.180%, 06/15/2026 (B)(G)	985	872
Shackleton CLO, Ser 2014-6A
0.000%, 07/17/2026 (B)(G)	7,935	3,491
TCP III CLO Warehouse Note
0.000% (I)	82	8,183
Trinitas CLO II, Ser 2014-2A, Cl D
4.480%, 07/15/2026 (B)(G)	1,184	1,006
Venture CDO, Ser 2012-10A
0.000%, 07/20/2022 (B)	5,284	2,748
Venture XI CLO, Ser 2012-11A
0.000%, 11/14/2022 (B)	5,403	2,323
Venture XIV CLO, Ser 2013-14A
0.000%, 08/25/2025 to 08/25/2025 (B)	1,833	895
Venture XV CLO, Ser 2013-15A
0.000%, 07/15/2025 (B)	1,022	557
Venture XXII CLO, Ser 2016-22A
0.000%, 01/15/2028 (B)(G)	21	1,785
Venture XXII CLO, Ser 2016-22A, Cl F
8.530%, 01/15/2028 (B)(G)	792	697

SEI Institutional Managed Trust / Annual Report / September 30, 2016	179

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Venture XXIV CLO, Ser 2016-24A
0.000%, 10/20/2028 (B)(G)	$28	$2,546
Venture XXV CLO Warehouse Note
0.000% (I)	24	2,384

Total Asset-Backed Securities (Cost $152,601) ($ Thousands)		162,378

LOAN PARTICIPATIONS — 8.2%
21st Century Oncology Holdings, Term Loan B, 1st Lien
7.125%, 04/30/2022	921	863
682534 N.B. Inc., Initial Term Loan, 1st Lien
12.000%, 10/01/2020	700	356
Academy Ltd., Term Loan B, 1st Lien
5.000%, 07/01/2022	679	663
Accudyne Industries LLC, Refinancing Term Loan, 1st Lien
4.000%, 12/13/2019 (G)	845	789
Affinion Group, Term Loan, 2nd Lien
8.500%, 10/31/2018	520	457
Affinion Group, Term Loan, Tranche B, 1st Lien
6.800%, 04/30/2018	1,239	1,201
Air Medical Group, Cov-Lite, Intial Term Loan, 1st Lien
4.250%, 04/28/2022	996	985
Albertson’s LLC, Term Loan B4, 1st Lien
4.500%, 08/25/2021	1,040	1,047
Alinta Energy Finance Property Limited, Delayed Draw Term Loan, 1st Lien
6.400%, 08/13/2018	165	165
Alinta Energy Finance Property Limited, Term Loan B, 1st Lien
6.400%, 08/13/2019	2,483	2,477
American Renal Holdings Inc., Term Loan B, 1st Lien
4.750%, 08/20/2019	3,165	3,160
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
5.300%, 09/01/2021	985	971
Amplify Snack Brands Inc., Initial Term Loan, 1st Lien
6.500%, 09/02/2023	941	932
ANVC Merger Corp., Initial Term Loan, 1st Lien
5.500%, 02/18/2021	1,783	1,716
Applied Systems Inc., Initial Term Loan, 2nd Lien
7.500%, 01/24/2022	1,187	1,195
Ascena Retail Group Inc., Term Loan B, 1st Lien
5.300%, 08/21/2022	1,580	1,521
Aspect Software, Inc., Term Loan, 1st Lien
10.500%, 05/25/2020	1,000	973

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Asurion LLC, Initial Term Loan, 2nd Lien
8.500%, 03/03/2021	$3,120	$3,099
Asurion LLC, Term Loan B4, 1st Lien
5.000%, 08/04/2022	1,468	1,475
Atlas America Finance Inc., Term Loan B, 1st Lien
5.580%, 5/06/2021	304	137
Blount International Inc., Initial Term Loan, 1st Lien
8.750%, 04/12/2023	3	3
7.250%, 04/12/2023	1,227	1,242
Blue Ribbon LLC, Initial Term Loan, 1st Lien
5.000%, 11/15/2021	677	680
BMC Foreign Holding Company, Initial Term Loan, 1st Lien
5.000%, 09/10/2020	1,003	968
BPA Laboratories, Initial Term Loan, 2nd Lien
0.000%, 07/03/2017 (K)	181	126
BWay Intermediate Company, Inc., Initial Term Loan, 1st Lien
5.500%, 08/14/2020	520	522
California Resources Corporation, Initial Term Loan, 1st Lien
11.375%, 12/31/2021	3,768	3,954
0.000%, 09/24/2019 (K)	1,103	1,049
Carestream Health Inc., Initial Term Loan, 2nd Lien
9.500%, 12/07/2019	5,008	4,519
CD&R Millennium HolcCo 6 S.A.R.L., Initial Term Loan, 2nd Lien
8.800%, 07/31/2022	680	669
Cengage Learning Inc., 2016 Refinancing Term Loan B, 1st Lien
5.300%, 06/07/2023	1,591	1,589
Ceva Group PLC (fka Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 1st Lien
0.007%, 03/19/2021	203	163
Ceva Intercompany B.V., Initial Term Loan, 1st Lien
6.500%, 03/19/2021	209	167
Ceva Logistics Canada ULC, Initial Term Loan, 1st Lien
6.500%, 03/19/2021	36	29
Ceva Logistics U.S. Holdings Inc., Initial Term Loan, 1st Lien
6.500%, 03/19/2021	288	230
Chesapeake Energy, Term Loan, 1st Lien
8.500%, 08/23/2021	4,098	4,299
Clear Channel Communications Inc., Extended Term Loan D, 1st Lien
7.274%, 01/30/2019	5,436	4,176

180	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
ClubCorp Club Operations Inc., Initial Term Loan, 1st Lien
4.250%, 12/15/2022	$275	$276
Cowlitz Tribal Gaming Authority, Initial Term Loan, 1st Lien
11.500%, 12/04/2020 (G)	3,000	3,180
CTI Foods, Initial Term Loan, 2nd Lien
8.300%, 06/28/2021	1,190	1,059
Cumulus Media Holdings Inc., Initial Term Loan, 1st Lien
4.250%, 12/23/2020	4,543	3,152
Dex Media, Term Loan, 1st Lien
11.000%, 07/29/2021	402	383
Diebold, Term Loan B, 1st Lien
5.250%, 11/06/2023	840	848
Dollar Tree Inc., Term Loan B2, 1st Lien
4.300%, 07/06/2022	248	250
Drillships Ocean Ventures Inc., Term Loan B, 1st Lien
5.500%, 07/25/2021	1,909	1,315
Empire Generating Co. LLC, Term Loan B, 1st Lien
5.300%, 03/12/2021	1,513	1,286
Empire Generating Co. LLC, Term Loan C, 1st Lien
5.300%, 03/12/2021	120	102
Energy & Exploration Partners, Cov-Lite PIK, Term Loan A, 1st Lien
13.000%, 11/12/2021	129	122
Energy & Exploration Partners, Cov-Lite PIK, Term Loan, 2nd Lien
5.000%, 05/13/2022	72	48
Energy & Exploration Partners, Term Loan B, 1st Lien
5.000%, 11/12/2021 (L)	50	3
Engility Corporation, Term Loan B2, 1st Lien
5.750%, 08/14/2023	908	917
EP Energy, Cov-Lite, Initial Term Loan, 1st Lien
9.750%, 06/30/2021	420	412
Evergreen Skills Lux S.À R.L., Initial Term Loan, 1st Lien
5.750%, 04/28/2021	2,278	2,014
Evergreen Skills Lux S.À R.L., Initial Term Loan, 2nd Lien
9.250%, 04/28/2022	915	549
FMG Resources (August 2006) Property Limited, Initial Term Loan, 1st Lien
3.750%, 06/30/2019 (G)	457	457
Gardner Denver, Initial Term Loan, 1st Lien
4.250%, 07/30/2020 (G)	241	233
Gulf Finance, Term Loan B, 1st Lien
6.250%, 08/25/2023	623	605

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Gymboree Corporation, Initial Term Loan, 1st Lien
5.000%, 02/23/2018	$4,452	$3,523
Hercules Achievement Inc., Initial Term Loan, 1st Lien
5.000%, 12/10/2021	1,061	1,064
Hillman Companies Inc., Term Loan B, 1st Lien
4.500%, 06/30/2021	299	300
Indivior Finance S.A.R.L., Initial Term Loan, 1st Lien
7.000%, 12/19/2019	1,523	1,519
Integra Telecom Inc., Term Loan B, 1st Lien
5.300%, 08/14/2020	869	862
Intelsat Jackson Holdings Ltd., Term Loan B2, 1st Lien
3.750%, 06/30/2019 (G)	620	589
J.Crew Group Inc., Initial Term Loan, 1st Lien
4.000%, 03/05/2021	2,007	1,588
KCA Deutag US Finance LLC, Term Loan B, 1st Lien
6.250%, 05/15/2020	1,012	846
Kraton Polymers LLC, Term Loan B, 1st Lien
6.000%, 01/06/2022	240	242
Laureate Education Inc., Extended Term Loan, 1st Lien
5.000%, 06/15/2018	293	291
Lions Gate, Bridge Loan
0.000%, 03/27/2017	822	822
0.000%, 06/27/2017	2,913	2,913
Loanstar Intermediate Super Holdings, Unsecured Term Loan B, Other
10.000%, 08/31/2021	760	753
Magic Newco LLC, Initial Term Loan, 1st Lien
5.000%, 12/12/2018	1,164	1,165
Magic Newco, LLC, Term Loan, 2nd Lien
12.000%, 06/12/2019	1,250	1,312
Maple Holdings Acquisition Corp., Cov-Lite, Term Loan B, 1st Lien
5.250%, 03/03/2023	2,216	2,242
Mashantucket Pequot, Term Loan A, 1st Lien
5.000%, 07/01/2018	1,936	1,735
Mashantucket Pequot, Term Loan B, 1st Lien
9.400%, 06/30/2020	7,188	6,344
Mast Global, Initial Term Loan, 1st Lien
7.750%, 09/12/2019 (H)	13	12
Mast Global, Initital Term Loan, 1st Lien
7.750%, 09/12/2019 (H)	850	846
Medical Card System, Initial Term Loan, 1st Lien
1.500%, 05/31/2019 (H)	1,421	908
Metroflag, 2nd Lien
0.000% (A)(I)	300	—

SEI Institutional Managed Trust / Annual Report / September 30, 2016	181

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
MKS Instruments, Term Loan B1, 1st Lien
4.250%, 05/01/2023	$489	$495
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
5.500%, 06/15/2018	2,357	2,355
Moneygram International Inc., Initial Term Loan, 1st Lien
4.250%, 03/26/2020	1,247	1,206
Moxie Liberty LLC, Term Loan B1, 1st Lien
7.500%, 08/21/2020	1,953	1,916
Murray Energy Corporation, Term Loan B2, 1st Lien
8.250%, 04/16/2020	1,158	981
NaNa Development Corporation, Initial Term Loan, 1st Lien
8.000%, 03/15/2018	188	176
Neiman Marcus Group Inc., Initial Term Loan, 1st Lien
4.300%, 10/25/2020	1,296	1,191
New LightSquared LLC, Initial Term Loan, 1st Lien
9.750%, 06/15/2020	2,049	1,859
New LightSquared LLC, Initial Term Loan, 2nd Lien
13.500%, 12/07/2020	2,351	1,516
New Millennium Holdco, Closing Date Term Loan, 1st Lien
7.500%, 12/21/2020	724	353
New MMI Inc., Initial Term Loan, 1st Lien
9.000%, 01/31/2020	3,007	2,732
Nine West Holdings Inc., Cov-Lite Unsecured, Initial Term Loan
6.300%, 01/08/2020	5,775	809
Ocean Rig ASA, Term Loan B1, 1st Lien
6.000%, 03/31/2021	2,164	1,077
ON Semiconductor Corp., Closing Date Term Loan, 1st Lien
5.250%, 03/31/2023	1,590	1,597
Onex York Acquisition Corp., Term Loan B, 1st Lien
4.750%, 10/01/2021	691	632
Ortho-Clinical Diagnostics Inc., Initial Term Loan, 1st Lien
4.750%, 06/30/2021	777	759
Oxbow Carbon LLC, Initial Term Loan, 2nd Lien
8.000%, 01/17/2020	2,394	2,326
P2 Upstream Acquisition Co., Initial Term Loan, 1st Lien
5.000%, 10/30/2020	732	684
Peabody Energy Corp., 1st Lien
0.000%, 09/24/2018 (K)	4,688	3,682
Peak 10 Inc., Initial Term Loan, 2nd Lien
8.250%, 06/17/2022	2,300	2,105

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Penton Media Inc., Initial Term Loan, 2nd Lien
9.000%, 10/02/2020	$1,970	$1,963
PETCO Animal Supplies, Term Loan B-1, 1st Lien
5.000%, 01/26/2023	2,050	2,070
PQ Corp., Term Loan B1, 1st Lien
5.750%, 11/04/2022	422	425
Quorum Health Corp., Term Loan B, 1st Lien
6.750%, 04/29/2022	989	958
Revlon Consumer Products, Cov-Lite, Term Loan B, 1st Lien
4.250%, 09/07/2023	679	680
Riverbed Technology Inc., Initial Term Loan, 1st Lien
5.000%, 04/25/2022	678	684
Royal Holdings Inc., Initial Term Loan, 2nd Lien
8.500%, 06/19/2023	319	314
Rue 21 Inc., Term Loan B, 1st Lien
5.600%, 10/09/2020	1,498	746
Seadrill Partners Finco LLC, Initial Term Loan, 1st Lien
4.000%, 02/21/2021	345	171
SolarWinds Holdings Inc., Initial Term Loan, 1st Lien
5.500%, 02/03/2023	1,297	1,308
Stardust Finance Holdings Inc., Initial Term Loan, 1st Lien
6.500%, 03/13/2022	925	919
Steinway Musical Instruments Inc., Initial Term Loan, 1st Lien
4.800%, 09/19/2019	941	917
Syncreon Global Finance (US) Inc., Initial Term Loan, 1st Lien
5.300%, 10/28/2020	891	796
Syniverse Holdings Inc., Incremental Term Loan B, 1st Lien
4.000%, 04/23/2019	166	146
Syniverse Holdings Inc., Initial Term Loan, 1st Lien
4.000%, 04/23/2019	1,336	1,179
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 1st Lien
4.998%, 10/10/2017 (A)	10,279	2,957
4.970%, 10/10/2017 (A)	17	5
Texas Competitive Electric Holdings Co. LLC, Non-Extending Term Loan B, 1st Lien
4.998%, 10/31/2016 (A)	11,452	3,262
4.917%, 10/31/2016 (A)	93	26
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 1st Lien
5.000%, 10/31/2017	882	888
Texas Competitive Electric Holdings Co. LLC, Term Loan C, 1st Lien
5.000%, 10/31/2017	201	203

182	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
True Religion Apparel Inc., Initial Term Loan, 1st Lien
5.875%, 07/30/2019	$759	$178
U.S. Renal Care, Inc., Initial Term Loan,
5.250%, 12/30/2022	2,071	1,984
UFC Holdings, Term Loan, 1st Lien
5.000%, 08/18/2023	940	948
Valeant Pharmaceuticals International Inc., Delayed Draw F-1, Term Loan B, 1st Lien
5.500%, 04/01/2022	950	953
Veritas US, Term Loan B1, 1st Lien
6.625%, 01/27/2023	2,608	2,429
Vitera Healthcare Solutions LLC, Initial Term Loan, 2nd Lien
9.300%, 11/04/2021	900	830
Vizient Inc., Initial Term Loan, 1st Lien
6.250%, 02/13/2023	1,047	1,058
Walter Investment Management Corp., Initial Term Loan, 1st Lien
4.800%, 12/18/2020	956	873
Weight Watchers International Inc., Cov-Lite, Term Loan B2, 1st Lien
4.000%, 04/02/2020	455	344
Western Digital, Cov-Lite, Term Loan B, 1st Lien
4.500%, 04/29/2023	1,688	1,704
Wilton Brands Inc., Initial Term Loan, 1st Lien
8.500%, 08/30/2018	2,899	2,384
Zekelman Industries, Term Loan B, 1st Lien
6.000%, 06/14/2021	648	653

Total Loan Participations (Cost $175,352) ($ Thousands)		159,060

MUNICIPAL BONDS — 0.5%
Connecticut — 0.2%
Mohegan Tribal, Finance Authority, RB
Callable 02/01/2023 @ 100
7.000%, 02/01/2045(B)	3,625	3,785

Puerto Rico — 0.1%
Commonwealth of Puerto Rico, Ser A, GO
8.000%, 07/01/2035(A)	1,700	1,113
5.250%, 07/01/2037(A)	130	81
5.125%, 07/01/2037(A)	775	480
5.000%, 07/01/2041(A)	705	433

		2,107

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas — 0.2%
Texas State, Public Finance Authority, RB
Callable 07/01/2019 @ 100
8.250%, 07/01/2024	$3,970	$4,161

Total Municipal Bonds (Cost $10,260) ($ Thousands)		10,053

	Shares

COMMON STOCK — 0.4%
Aspect Software, Cl CR1 *(H)	27,500	217
Aspect Software, Cl CR2 *(H)	1,526	12
Cengage Learning Holdings II *	2,408	52
Ceva Holdings *(H)	561	196
CUI Acquisition *(H)	3	251
Dana Holding	112,964	1,761
Dex Media *	82,018	163
Energy & Exploration Partners *(H)	185	72
Global Aviation Holdings, Cl A *	97,655	—
Halcon Resources *	68,040	638
Medical Card Systems *	265	—
Millennium *	21,260	11
Mirabela Nickel *(H)	5,869,596	1
Mmodal *(H)	42,430	679
Nelson Education Ltd. *	115,452	—
NII Holdings *	51,236	171
Quad Graphics	35	1
Reichhold Industries *(H)	1,427	910
Seventy Seven Energy *	61,686	1,163
TE Holdcorp *	50,160	339
Titan Energy *	22,243	656

Total Common Stock (Cost $11,316) ($ Thousands)		7,293

	Face Amount (Thousands)

CONVERTIBLE BONDS — 0.3%
Advanced Micro Devices CV to 125.0031
2.125%, 09/01/2026	100	109
Cheniere Energy CV to 7.2265
4.250%, 03/15/2045	615	390
Liberty Media CV to 16.7764
3.750%, 02/15/2030	4,078	2,450
Liberty Media CV to 22.94686
4.000%, 11/15/2029	1,661	1,025
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (B)	825	1,019
Mirabela Nickel
9.500%, 06/24/2019 (A)(B)(C)(H)	1,541	432

SEI Institutional Managed Trust / Annual Report / September 30, 2016	183

SCHEDULE OF INVESTMENTS

September 30, 2016

High Yield Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CONVERTIBLE BONDS (continued)
Mirant CV to 14.7167
0.000%, 06/15/2021 (A)	$2,200	$–

Total Convertible Bonds (Cost $6,668) ($ Thousands)		5,425

	Shares

PREFERRED STOCK — 0.2%
Aspen Insurance Holdings, 5.950% (G)	86,000	2,507
Ceva Holdings, 0.000% *(H)	1,214	425
SLM, 1.934% (G)	20,597	1,018
TE Holdcorp, 0.000% *	73,170	677

Total Preferred Stock (Cost $5,320) ($ Thousands)		4,627

	Number of Warrants

WARRANTS — 0.0%
Mmodal, Expires 07/31/2017 Strike Price $48 * (H)	19,978	1
Mmodal, Expires 07/31/2017 Strike Price $40 * (H)	15,150	4

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
Seventy Seven Energy, Expires 08/21/2021 Strike Price $24 *(C)	2,631	$13

Total Warrants (Cost $25) ($ Thousands)		18

	Shares

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.440% **†(M)	6,089	6

Total Affiliated Partnership (Cost $6) ($ Thousands)		6

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	51,073,621	51,074

Total Cash Equivalent (Cost $51,074) ($ Thousands)		51,074

Total Investments — 98.9% (Cost $1,936,642) ($ Thousands)		$1,916,547

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016 is as follows:

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation ($Thousands)

JPMorgan Chase Bank	CDX.NA.HY SERIES 26	SELL	5.00%	06/20/2021	$(9,000)	$193

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,938,000 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2016.
†	Investment in Affiliated Security (see Note 6).
(A)	Security is in default on interest payment.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $884,953 ($ Thousands), representing 45.7% of the net assets of the Fund.
(C)	Securities considered illiquid. The total value of such securities as of September 30, 2016 was $976 ($ Thousands) and represented 0.0% of Net Assets (Unaudited).
(D)	Securities considered restricted. The total market value of such securities as of September 30, 2016 was $0 ($ Thousands) and represented 0.0% of Net Assets.
(E)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2016. The coupon on a step bond changes on a specified date.
(F)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $1 ($ Thousands).
(G)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.
(H)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2016 was $17,973 ($ Thousands) and represented 0.9% of Net Assets.
(I)	Maturity date is unavailable.
(J)	The rate reported is the effective yield at the time of purchase.
(K)	Unsettled bank loan. Interest rate not available.
(L)	Unfunded bank loan.
(M)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $6 ($ Thousands).

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

GO — General Obligation

L.P. — Limited Partnership

184	SEI Institutional Managed Trust / Annual Report / September 30, 2016

LLC — Limited Liability Company

MTN — Medium Term Note

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

ULC — Unlimited Liability Company

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total

Corporate Obligations	$–	$1,511,047	$5,566	$1,516,613
Asset-Backed Securities	–	350	162,028	162,378
Loan Participations	–	145,526	13,534	159,060
Municipal Bonds	–	2,107	7,946	10,053
Common Stock	4,442	513	2,338	7,293

Investments in Securities	Level 1	Level 2	Level 3(1)	Total

Convertible Bonds	$–	$4,993	$432	$5,425
Preferred Stock	2,507	1,695	425	4,627
Warrants	–	13	5	18
Affiliated Partnership	–	6	–	6
Cash Equivalent	51,074	–	–	51,074

Total Investments in Securities	$58,023	$1,666,250	$192,274	$1,916,547

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Centrally Cleared Swap
Credit Default Swap *
Unrealized Appreciation	$—	$193	$—	$193

Total Other Financial Instruments	$—	$193	$—	$193

*	Swap contracts are valued at the unrealized appreciation on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Asset- Backed Securities	Investments in Loan Participations	Investments in Municipal Bonds	Investments in Common Stock	Investments in Convertible Bonds	Investments in Preferred Stock	Investments in Warrants

Balance as of October 1, 2015	$5,626	$167,799	$6,047	$—	$1,569	$435	$—	$9

Accrued discounts/premiums	42	(187)	(107)	—	—	(3)	—	—

Realized gain/(loss)	(13)	2,224	(1,050)	—	296	—	—	—
Change in unrealized appreciation/depreciation	(164)	5,906	752	—	41	(137)	—	(4)

Purchases	79	38,141	859	—	269	137	—	—

Sales	(5)	(51,855)	(1,007)	—	(33)	—	—	—

Net transfer into Level 3	1	—	10,337	7,946	196	—	425	—

Net transfer out of Level 3	—	—	(2,297)	—	—	—	—	—

Ending Balance as of September 30, 2016	$5,566	$162,028	$13,534	$7,946	$2,338	$432	$425	$5

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(3,084)	$7,601	$(2,384)	$401	$(200)	$(176)	$(668)	$(4)

(1) Of the $192,274 ($ Thousands) in Level 3 securities as of September 30, 2016, $17,973 ($ Thousands) or 0.9% of Net Assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	185

SCHEDULE OF INVESTMENTS

September 30, 2016

Conservative Income Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (E) — 30.8%
AutoZone
0.690%, 10/06/2016 (A)	$620	$620
Bedford Row Funding
0.854%, 10/26/2016 (A)	1,500	1,499
BNZ International Funding
0.685%, 11/18/2016 (A)	700	700
Caisse Centrale Desjardins
0.500%, 10/14/2016 (A)	1,200	1,200
Charta
0.882%, 11/29/2016 (A)	1,000	999
Coca Cola
0.975%, 03/01/2017 (A)	500	498
Collateralized Commercial Paper
0.580%, 10/06/2016	1,000	1,000
Collateralized Commercial Paper II
0.821%, 10/31/2016 (A)	1,200	1,199
Commonwealth Bank of Australia
1.137%, 03/29/2017 (A)(B)	500	500
0.814%, 11/04/2016 (A)	1,750	1,750
DBS Bank
0.747%, 11/07/2016 (A)	1,000	1,000
Enterprise Products Operating
0.780%, 10/06/2016 (A)	600	600
Ford Motor Credit Company
0.750%, 10/05/2016	600	600
Gotham Funding
1.032%, 12/12/2016 (A)	600	599
0.801%, 11/16/2016 (A)	700	699
Hyundai Capital America
0.740%, 10/17/2016 (A)	620	620
Manhattan Asset Funding
0.932%, 11/16/2016 (A)	500	500
National Australia Bank
0.824%, 11/15/2016 (A)	1,000	999
NBCUniversal Enterprise
0.701%, 10/17/2016 (A)	620	620
Norinchukin Bank
1.256%, 03/21/2017 (B)	600	600
Ontario Teacher Financial Trust
0.956%, 12/16/2016 (A)	1,000	998
0.919%, 11/10/2016 (A)	750	749
Oversea-Chinese Banking
0.721%, 10/13/2016	1,200	1,200

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Regency Markets No. 1
0.650%, 10/14/2016 (A)	$1,000	$1,000
0.600%, 10/06/2016 (A)	1,567	1,567
Toyota Motor Credit
0.943%, 01/13/2017	1,000	998
0.763%, 10/25/2016	1,000	1,000
UnitedHealth Group
0.630%, 10/03/2016 (A)	600	600
Victory Receivables
1.022%, 12/12/2016 (A)	600	599
0.400%, 10/03/2016 (A)	2,000	2,001
Westpac Banking
1.007%, 01/13/2017 (A)	750	748

Total Commercial Paper (Cost $28,257) ($ Thousands)		28,262

CORPORATE OBLIGATIONS — 4.8%

Financials — 4.8%
Australia & New Zealand Banking Group
1.045%, 01/10/2017 (A)(B)	1,000	1,001
DNB Bank
1.088%, 02/13/2017 (B)	1,000	1,001
Macquarie Bank
5.000%, 02/22/2017 (A)	1,100	1,114
Toronto-Dominion Bank MTN
0.916%, 01/06/2017 (B)	1,300	1,300

		4,416

Total Corporate Obligations (Cost $4,416) ($ Thousands)		4,416

MUNICIPAL BONDS — 3.8%
California — 0.5%
California State, GO
Callable 10/03/2016 @ 100
0.810%, 05/01/2040(B)(C)	500	500

Connecticut — 1.1%
Connecticut State Development Authority, AMT, RB
Callable 10/03/2016 @ 100
0.870%, 08/01/2023(B)(C)	1,000	1,000

Texas — 1.1%
North Texas Tollway Authority, RB
Callable 04/01/2017 @ 100
0.820%, 01/01/2049(B)(C)	1,000	1,000

186	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wyoming — 1.1%
Sweetwater County Wyoming, RB
Callable 10/03/2016 @ 100
0.830%, 11/01/2024(B)(C)	$1,000	$1,000

Total Municipal Bonds (Cost $3,500) ($ Thousands)		3,500

U.S. TREASURY OBLIGATION — 1.1%
U.S. Treasury Note
2.750%, 11/30/2016	1,000	1,004

Total U.S. Treasury Obligation (Cost $1,004) ($ Thousands)		1,004

CERTIFICATES OF DEPOSIT — 22.5%
Bank of Montreal
1.139%, 05/02/2017	500	500
0.930%, 12/14/2016	500	500
0.690%, 10/05/2016	1,000	1,000
Bank of Nova Scotia
1.115%, 04/25/2017	1,750	1,750
1.067%, 04/12/2017	300	300
0.968%, 11/07/2016	500	500
Caisse Centrale Desjardins
1.253%, 03/27/2017	500	500
Canadian Imperial Bank of Commerce
1.159%, 05/02/2017	1,750	1,750
1.155%, 12/05/2016	650	650
Citibank
0.800%, 11/01/2016	1,200	1,200
Kookmin Bank
0.440%, 10/05/2016	2,000	2,000
Mitsubishi UFJ Trust & Banking
1.254%, 04/03/2017	700	700
National Australia Bank
1.114%, 04/27/2017	1,000	1,000
Norinchukin Bank
0.950%, 12/20/2016	500	500
0.900%, 11/16/2016	1,200	1,200
Sumitomo Mitsui Trust Bank Limited
1.281%, 03/13/2017	600	600
1.251%, 02/17/2017	1,000	1,000
1.213%, 02/09/2017	1,000	1,000
0.925%, 10/26/2016	1,500	1,500
UBS
0.926%, 11/03/2016	1,000	1,000
Westpac Banking
1.032%, 01/23/2017	750	750

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CERTIFICATES OF DEPOSIT (continued)
0.947%, 10/21/2016	$750	$750

Total Certificates of Deposit (Cost $20,650) ($ Thousands)		20,650

	Shares

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	50,695	51

Total Cash Equivalent (Cost $51) ($ Thousands)		51

	Face Amount (Thousands)

REPURCHASE AGREEMENTS(D) — 12.4%
Bank of Montreal
0.420%, dated 09/30/2016, to be repurchased on 10/03/2016, repurchase price $3,500,123 (collateralized by various FMAC, FNMA and GNMA obligations, ranging in par value $11,249 - $2,580,522, 1.650% - 4.500%, 05/14/2021 - 05/01/2046; total market value $3,599,905)	3,500	3,500
Goldman Sachs
0.500%, dated 09/30/2016, to be repurchased on 10/03/2016, repurchase price $3,500,146 (collateralized by a FNMA obligation, par value $3,844,963, 3.000%, 12/01/2035; total market value $3,605,000)	3,500	3,500
Toronto Dominion Bank
0.520%, dated 09/30/2016, to be repurchased on 10/03/2016, repurchase price $4,400,191 (collateralized by a U.S. Treasury Note, par value $3,848,300, 3.000%, 11/15/2045; total market value $4,488,080)	4,400	4,400

Total Repurchase Agreements (Cost $11,400) ($ Thousands)		11,400

Total Investments — 75.5% (Cost $69,278) ($ Thousands)		$69,283

Percentages are based on Net Assets of $91,807 ($ Thousands).
**	Rate shown is the 7-day effective yield as of September 30, 2016.
†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $24,979 ($ Thousands), representing 27.2% of the Net Assets of the Fund.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	187

SCHEDULE OF INVESTMENTS

September 30, 2016

Conservative Income Fund (Concluded)

(C)	Securities are held in connection with a letter of credit issued by a major bank.
(D)	Tri-Party Repurchase Agreement.
(E)	The rate reported is the effective yield at time of purchase.

AMT — Alternative Minimum Tax

Cl — Class

FMAC — Freddie Mac

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Commercial Paper	$–	$28,262	$–	$28,262
Corporate Obligations	–	4,416	–	4,416
Municipal Bonds	–	3,500	–	3,500
U.S. Treasury Obligation	–	1,004	–	1,004
Certificates of Deposit	–	20,650	–	20,650
Cash Equivalent	51	–	–	51
Repurchase Agreements	–	11,400	–	11,400

Total Investments in Securities	$51	$69,232	$–	$69,283

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

188	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Free Conservative Income Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 99.6%
California — 5.6%
Los Angeles County, Schools Pooled Financing Program, Ser A-3, RB
2.000%, 06/30/2017	$1,000	$1,009
Orange County, Housing Authority, Oasis Martinique Project, Ser I, RB, FNMA
Callable 10/15/2016 @ 100
0.920%, 06/15/2028(A)	1,500	1,500

		2,509

Colorado — 4.2%
Colorado State, Ser A, RB
2.000%, 06/27/2017	1,000	1,008
Colorado State, University of Colorado Denver Fitzsimmons Academic Project, COP
5.000%, 11/01/2016	905	908

		1,916

Connecticut — 4.5%
Capital City Economic Development Authority, Ser B, RB
Callable 10/03/2016 @ 100
0.850%, 06/15/2024(A)	2,000	2,000

Florida — 1.8%
Escambia County, Health Facilities Authority, Azalea Trace Project, RB, AGC
Callable 11/01/2016 @ 100
1.000%, 11/15/2029(A)	800	800

Idaho — 2.9%
Idaho State, TAN, GO
2.000%, 06/30/2017	1,250	1,260

Illinois — 5.4%
Elmhurst, Industrial Development Revenue Authority, Randall Manufacturing Production Project, AMT, RB
Callable 10/03/2016 @ 100
1.290%, 02/01/2027(A)(B)	1,715	1,715
Illinois State, Finance Authority, Unity Point Health Project, Ser D, RB
4.000%, 02/15/2017	720	728

		2,443

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Iowa — 7.8%
Iowa State, Finance Authority, Midwestern Disaster Area Economic Development, CJ Bio America Project, RB
Callable 10/03/2016 @ 100
1.160%, 04/01/2022(A)(B)	$2,000	$2,000
Iowa State, Finance Authority, Pollution Control Facilities, Mid-American Energy Project, RB
Callable 11/01/2016 @ 100
0.850%, 09/01/2036(A)	1,500	1,500

		3,500

Louisiana — 4.5%
Ascension Parish, Industrial Development Board, BASF Project, RB
Callable 11/01/2016 @ 100
1.000%, 10/01/2039(A)	2,000	2,000

Massachusetts — 5.1%
Massachusetts State, Educational Financing Authority, Ser A, RB
5.500%, 01/01/2017	500	505
Salisbury, BAN, GO
2.000%, 09/15/2017	1,000	1,012
Worcester, Municipal Purpose Loan, GO
4.000%, 11/01/2016	750	752

		2,269

Michigan — 7.0%
Michigan State, Finance Authority, Higher Education Facilities, University of Detroit Mercy Project, RB
Callable 10/03/2016 @ 100
0.910%, 11/01/2040(A)(B)	2,000	2,000
Michigan State, Strategic Fund, Kay Screen Printing Project, AMT, RB
Callable 10/03/2016 @ 100
1.110%, 05/01/2020(A)(B)	1,100	1,100

		3,100

Missouri — 2.2%
Kansas City, Special Obligation, H Roe Bartle Project, Ser E, RB
Callable 10/03/2016 @ 100
0.870%, 04/15/2034(A)(B)	1,000	1,000

Nebraska — 0.3%
Nebraska State, Public Power District, Ser C, RB
5.000%, 01/01/2017	150	152

SEI Institutional Managed Trust / Annual Report / September 30, 2016	189

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Free Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Hampshire — 3.3%
Cheshire County, TAN, GO
2.000%, 12/29/2016	$1,500	$1,503

New Jersey — 4.4%
Hudson County, Improvement Authority, RB
2.000%, 06/27/2017	500	504
New Jersey State, Health Care Facilities Financing Authority, AHS Hospital Project, RB
5.000%, 07/01/2017	500	515
Wayne Township, BAN, GO
2.000%, 07/14/2017	1,000	1,008

		2,027

New York — 16.7%
Broome County, BAN, GO
2.000%, 05/05/2017	1,500	1,508
Corning City, School District, BAN, GO
2.000%, 06/22/2017	1,000	1,006
New York City, Housing Development Authority, Hewitt House Apartments Project, Ser A, RB
Callable 10/03/2016 @ 100
0.880%, 11/01/2048(A)(B)	2,000	2,000
New York State, Dormitory Authority, Rockefeller University Project, Ser B, RB
Callable 10/03/2016 @ 100
0.850%, 07/01/2040(A)	1,500	1,500
Oswego County, Industrial Development Agency, O.H. Properties Project, Ser A, RB
Callable 10/03/2016 @ 100
1.090%, 06/01/2024(A)(B)	935	935
Phelps-Clifton Springs, Central School District, BAN, GO
1.500%, 06/30/2017	500	501

		7,450

Ohio — 10.4%
American Municipal Power, Electric System Improvement Authority, Village of Holiday City Project, RB
1.250%, 05/02/2017	1,000	1,002
Elyria, BAN, GO
1.125%, 05/25/2017	600	601
Franklin County, Health Care Facilities Refunding and Improvement Authority, Ohio Presbyterian Retirement Services Project, RB
Callable 10/06/2016 @ 100
0.890%, 07/01/2035(A)(B)	400	400

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Hamilton County, Health Care Facilities Authority, Children’s Home Project, RB
Callable 10/03/2016 @ 100
0.880%, 03/01/2033(A)(B)	$1,000	$1,000
Hamilton, Multi-Family Housing Authority, Affordable Housing Project, Ser B, RB
Callable 10/03/2016 @ 100
1.020%, 01/01/2035(A)(B)	1,726	1,726

		4,729

Pennsylvania — 6.9%
Bucks County, Water & Sewer Authority, RB, BAM
1.500%, 06/01/2017	470	472
Lancaster County, Hospital Authority, Luthercare Project, RB
Callable 10/03/2016 @ 100
0.890%, 02/15/2029(A)(B)	2,000	2,000
Philadelphia, Gas Works Authority, Ser D, RB
Callable 11/01/2016 @ 100
0.860%, 08/01/2031(A)(B)	600	600

		3,072

Texas — 0.2%
Harris County, Health Facilities Development Authority, Methodist Hospital System Project, RB
Callable 10/03/2016 @ 100
0.870%, 12/01/2041(A)	100	100

Virginia — 4.5%
Albemarle County, Industrial Development Authority, Jefferson Scholars Foundation Project, RB
Callable 10/03/2016 @ 100
0.900%, 10/01/2037(A)(B)	2,000	2,000

Wisconsin — 1.9%
Oshkosh, Industrial Development Authority, Oshkosh Coil Spring Project, Ser A, AMT, RB
Callable 10/03/2016 @ 100
1.110%, 12/01/2020(A)(B)	840	840

Total Municipal Bonds (Cost $44,684) ($ Thousands)		44,670

Total Investments — 99.6% (Cost $44,684) ($ Thousands)		$44,670

Percentages are based on Net Assets of $44,868 ($ Thousands).
(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.
(B)	Securities are held in connection with a letter of credit issued by a major bank.

190	SEI Institutional Managed Trust / Annual Report / September 30, 2016

AGC — Assured Guaranty Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

BAN — Bond Anticipation Note

COP— Certificate of Participation

FNMA — Federal National Mortgage Association

GO — General Obligation

RB — Revenue Bond

Ser — Series

TAN — Tax Anticipation Note

As of September 30, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	191

SCHEDULE OF INVESTMENTS

September 30, 2016

Real Return Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.5%
U.S. Treasury Inflation Protected Securities
2.125%, 01/15/2019	$11,803	$12,570
1.875%, 07/15/2019	13,426	14,418
1.625%, 01/15/2018	12,865	13,261
1.375%, 07/15/2018	12,689	13,225
1.375%, 01/15/2020	17,761	18,859
1.250%, 07/15/2020	25,151	26,873
1.125%, 01/15/2021	28,788	30,638
0.625%, 07/15/2021	31,994	33,596
0.125%, 04/15/2018	42,452	42,914
0.125%, 04/15/2019	43,078	43,811
0.125%, 04/15/2020	42,087	42,908
0.125%, 04/15/2021	24,903	25,423

Total U.S. Treasury Obligations (Cost $315,426) ($ Thousands)		318,496

	Shares

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl A
0.220% **†	5,455,515	5,456

Total Cash Equivalent (Cost $5,456) ($ Thousands)		5,456

Total Investments — 101.2% (Cost $320,882) ($ Thousands)		$323,952

Percentages are based on Net Assets of $320,215 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2016.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$–	$318,496	$–	$318,496
Cash Equivalent	5,456	–	–	5,456

Total Investments in Securities	$5,456	$318,496	$–	$323,952

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

192	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund

  Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Consumer Discretionary — 12.2%
Amazon.com, Cl A*	1.7%	11,036	$9,241
Comcast, Cl A	0.8	67,390	4,471
Home Depot	0.8	34,682	4,463
McDonald’s	0.5	23,907	2,758
Starbucks	0.4	40,957	2,217
Walt Disney	0.7	41,581	3,861
Other Securities	7.3		38,799

			65,810

Consumer Staples — 9.6%
Altria Group	0.6	54,469	3,444
Coca-Cola	0.9	107,882	4,566
CVS Health	0.5	29,799	2,652
PepsiCo	0.8	40,140	4,366
Philip Morris International	0.8	43,137	4,194
Procter & Gamble	1.2	74,609	6,696
Wal-Mart Stores	0.6	42,376	3,056
Other Securities	4.2		22,742

			51,716

Energy — 7.1%
Chevron	1.0	52,726	5,427
Exxon Mobil	1.9	115,900	10,116
Schlumberger, Cl A	0.6	38,737	3,046
Other Securities	3.6		19,336

			37,925

Financials — 12.4%
Bank of America	0.8	285,545	4,469
Berkshire Hathaway, Cl B*	1.4	53,130	7,676
Citigroup	0.7	81,345	3,842
JPMorgan Chase	1.3	101,017	6,727
Wells Fargo	1.0	127,033	5,625
Other Securities	7.2		38,140

			66,479

Health Care — 14.0%
AbbVie	0.5	45,125	2,846
Allergan*	0.5	10,980	2,529
Amgen, Cl A	0.6	20,863	3,480

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bristol-Myers Squibb	0.5%	46,538	$2,509
Celgene, Cl A*	0.4	21,394	2,236
Gilead Sciences	0.5	37,013	2,928
Johnson & Johnson	1.7	76,544	9,042
Medtronic	0.6	39,141	3,382
Merck	0.9	76,966	4,803
Pfizer	1.1	168,857	5,719
UnitedHealth Group	0.7	26,411	3,698
Other Securities	6.0		32,217

			75,389

Industrials — 9.7%
3M	0.6	16,926	2,983
General Electric	1.4	250,493	7,420
Honeywell International	0.5	21,252	2,478
Union Pacific	0.4	23,419	2,284
Other Securities	6.8		37,219

			52,384

Information Technology — 20.7%
Alphabet, Cl A*	1.2	8,269	6,649
Alphabet, Cl C*	1.2	8,293	6,446
Apple	3.2	150,530	17,017
Cisco Systems	0.8	140,072	4,443
Facebook, Cl A*	1.5	64,971	8,334
Intel	0.9	131,297	4,956
International Business Machines	0.7	24,468	3,887
MasterCard, Cl A	0.5	26,982	2,746
Microsoft	2.3	218,096	12,562
Oracle, Cl B	0.6	84,233	3,309
Qualcomm	0.5	40,968	2,806
Visa, Cl A	0.8	53,032	4,386
Other Securities	6.5		33,625

			111,166

Materials — 2.8%
Other Securities	2.8		15,120

Real Estate — 3.0%
Other Securities‡	3.0		15,918

Telecommunication Services — 2.6%
AT&T	1.3	171,003	6,945
Verizon Communications	1.1	113,498	5,900
Other Securities	0.2		913

			13,758

Utilities — 3.2%
Other Securities	3.2		17,008

Total Common Stock (Cost $484,206) ($ Thousands)			522,673

Total Investments — 97.3% (Cost $484,206)($ Thousands)			$522,673

SEI Institutional Managed Trust / Annual Report / September 30, 2016	193

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund (Concluded)

Description	Percentage of Net Assets (%)	Contracts	Market Value ($ Thousands)

PURCHASED OPTION (A) — 0.1%
January 2017 EUR Put, USD Call, Expires 01/21/2017, Strike Price $1.07*	0.1%	92,284,855	$415

Total Purchased Option (Cost $524) ($ Thousands)			$415

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)

S&P 500 Index E-MINI	102	Dec-2016	$22

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)

10/19/16	USD	496	EUR	441	$—
10/19/16	USD	1,147	KRW	1,260,000	(3)
10/19/16	INR	17,400	USD	261	—
10/19/16	EUR	48,113	USD	53,506	(611)
10/19/16	USD	52,969	INR	3,597,822	926
10/19/16	KRW	60,086,360	USD	52,582	(1,979)
01/09/17	USD	928	SAR	3,533	12
01/09/17-01/19/17	SAR	104,069	USD	27,050	(642)

					$(2,297)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

BNP Paribas	$(1,192)	$1,183	$(9)
Bank of America	(81,849)	82,145	296
Goldman Sachs	(2,557)	2,549	(8)
Societe Generale	(50,864)	50,270	(594)
Standard Chartered	(55,709)	53,727	(1,982)

			$(2,297)

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of outstanding OTC swap contracts held by the Fund at September 30, 2016, is as follows:

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)

Bank of America	1.74%	US CPI URBAN CONSUMERS NSA	08/24/2026	$ 8,471	$108
BNP Paribas	1.76%	US CPI URBAN CONSUMERS NSA	08/26/2026	18,741	198
BNP Paribas	1.76%	US CPI URBAN CONSUMERS NSA	08/25/2026	25,413	270

					$576

For the year ended September 30, 2016, the total amount of all open swap contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $537,301 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	For the year ended September 30, 2016, the total amount of open purchased options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

Cl — Class

CPI — Consumer Price Index

EUR — Euro

INR — Indian Rupee

KRW — Korean Won

NSA — Not seasonally adjusted

OTC — Over the Counter

S&P— Standard & Poor’s

SAR— Saudi Riyal

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

194	SEI Institutional Managed Trust / Annual Report / September 30, 2016

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$522,673	$–	$–	$522,673

Total Investments in Securities	$522,673	$–	$–	$522,673

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Option	$415	$—	$—	$415
Futures Contracts *

Unrealized Appreciation	22	—	—	22
Forwards Contracts *

Unrealized Appreciation	—	938	—	938

Unrealized Depreciation	—	(3,235)	—	(3,235)
OTC Swaps
Interest Rate Swaps *

Unrealized Appreciation	—	576	—	576

Total Other Financial Instruments	$437	$(1,721)	$—	$(1,284)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	195

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Strategy Alternative Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

REGISTERED INVESTMENT COMPANIES — 45.7%
AQR Managed Futures Strategy Fund, Cl I	364,086	$3,688
AQR Managed Futures Strategy HV Fund, Cl I	1,611,374	16,936
ASG Managed Futures Strategy Fund, Cl Y	2,194,489	22,537
Blackrock Global Long/Short Credit Fund, Cl I	5,788,156	57,766
Driehaus Active Income Fund, Cl I	4,486,047	44,726
Merger Fund, Cl I	3,940,301	61,153
Robeco Boston Partners Long/Short Research Fund, Cl I	943,164	14,261
SEI Institutional Managed Trust Long/Short Alternative Fund, Cl Y †	4,257,580	41,767

Total Registered Investment Companies (Cost $274,057) ($ Thousands)		262,834

COMMON STOCK — 31.0%

Consumer Discretionary — 4.2%
adidas	2,337	406
American Eagle Outfitters	30,001	536
Bandai Namco Holdings	10,900	331
Brembo	9,110	544
Carnival	12,543	612
Comcast, Cl A	8,747	580
Continental	1,831	385
Dollarama	3,700	288
Ferrari	8,394	435
Foot Locker, Cl A	7,813	529
Gap	24,727	550
Hennes & Mauritz, Cl B	17,902	506
Home Depot	4,175	537
HUGO BOSS	9,775	541
John Wiley & Sons, Cl A	9,755	504
Kohl’s	8,874	388
L Brands	8,158	577
Lear	5,206	631
Lions Gate Entertainment	14,125	282
Live Nation *	21,696	596
Madison Square Garden *	7,781	1,318
Magna International, Cl A	21,317	916
McDonald’s	4,483	517
Media General *	34,370	634
Mediaset Espana Comunicacion	48,040	570
Nitori Holdings	2,200	262

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nordstrom	14,691	$762
Pinnacle Entertainment *	38,144	471
Ralph Lauren, Cl A	5,389	545
Shimamura	2,300	279
Sotheby’s	2,693	102
Start Today	29,400	502
Starz - Liberty Capital *	16,319	509
Tenneco *	5,042	294
Tesla Motors *	661	135
Urban Outfitters *	15,014	518
Walt Disney	5,570	517
WCI Communities *	100,223	2,377
William Lyon Homes, Cl A *	146,791	2,723
Williams-Sonoma	10,329	528

		24,237

Consumer Staples — 1.8%
Axfood	18,328	324
Campbell Soup	8,916	488
Coca-Cola	12,029	509
General Mills	8,424	538
Herbalife *	9,486	588
Hershey	4,444	425
Jeronimo Martins	33,432	580
Lancaster Colony	4,409	582
Lion	36,000	580
Nestle	7,272	574
Nu Skin Enterprises, Cl A	8,780	569
PepsiCo	5,364	583
Philip Morris International	4,718	459
Pilgrim’s Pride	22,000	465
Procter & Gamble	6,669	598
Rite Aid *	25,057	193
Swedish Match	15,936	585
SYSCO, Cl A	8,857	434
Wal-Mart Stores	7,761	560
Wesfarmers	18,431	622

		10,256

Energy — 0.9%
Bristow Group	72,959	1,023
Cenovus Energy	1,200	17
Chevron	2,027	209
Exxon Mobil	6,102	533
Frank’s International	27,000	351
Galp Energia SGPS	39,207	536
Gran Tierra Energy *	311,694	938
RELX	32,111	577
Spectra Energy	4,744	203
TonenGeneral Sekiyu	62,000	624
Ultra Petroleum *	13,183	66

		5,077

196	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Financials — 1.5%
American Capital *	154,763	$2,617
Bancorp *	5,713	37
Bank of Montreal	8,800	576
Bats Global Markets	2,026	61
Berkshire Hathaway, Cl B *	3,870	559
CIMIC Group ‡	9,636	212
NorthStar Asset Management Group	34,222	442
SLM *	336,258	2,512
Synchrony Financial	19,832	555
Toronto-Dominion Bank	13,300	589
Zions Bancorporation	20,211	627

		8,787

Health Care — 4.7%
ABIOMED *	4,591	590
Agilent Technologies	11,806	556
Akorn *	19,950	544
Align Technology *	7,015	658
Astellas Pharma	39,400	612
Biogen *	1,772	555
Bristol-Myers Squibb	9,619	519
Bruker BioSciences	24,900	564
Cerner *	8,728	539
Charles River Laboratories International *	6,789	566
Cigna	1,413	184
Coloplast, Cl B	2,851	221
Cynapsus Therapeutics *	5,579	224
DiaSorin	5,616	361
Durect *	30,100	42
Envision Healthcare Holdings *	42,897	955
Galenica	415	441
Hisamitsu Pharmaceutical	6,300	338
Hoya	12,200	487
Humana	682	121
Idexx Laboratories *	5,062	571
Illumina *	3,927	713
Incyte *	6,128	578
Jazz Pharmaceuticals *	4,485	545
Mallinckrodt *	7,057	492
Medidata Solutions *	9,882	551
Mettler Toledo International *	1,508	633
Mylan *	9,080	346
Natera *	15,593	173
Novo Nordisk, Cl B	11,584	482
PerkinElmer	10,139	569
Quintiles Transnational *	8,614	698
Ramsay Health Care	1,084	66
Sanofi	6,121	465
St. Jude Medical	89,782	7,161
Straumann Holding	1,442	565
Taisho Pharmaceutical Holdings	1,200	122

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Therapeutics *	4,898	$578
Universal Health Services, Cl B	4,486	553
Valeant Pharmaceuticals International *	10,700	262
Veeva Systems, Cl A *	13,262	547
VWR *	6,387	181
Waters *	3,975	630
WellCare Health Plans *	5,342	626

		27,184

Industrials — 3.6%
3M	134	24
ACS Actividades de Construccion y Servicios	16,753	506
Aena (A)	9,950	1,468
ANA Holdings	8,000	22
BWX Technologies, Cl W	66,300	2,544
Central Japan Railway	3,100	527
Commercial Vehicle Group *	37,971	219
Curtiss-Wright	6,788	618
Delta Air Lines, Cl A	66,486	2,617
Deutsche Lufthansa	40,588	452
Fortive	10,481	533
General Electric	600	18
Herc Holdings *	10,537	355
Hitachi Construction Machinery	8,400	166
HOCHTIEF	4,524	638
Huntington Ingalls Industries, Cl A	3,361	516
Japan Airlines	15,500	453
Joy Global	8,489	236
Kone, Cl B	11,791	599
Kuehne & Nagel International	230	33
ManpowerGroup	2,967	214
Mitsubishi Electric	34,000	431
NCI Building Systems *	80,179	1,170
Park24	8,400	272
PGT *	49,941	533
Quanta Services *	8,382	235
Robert Half International	14,774	559
Spirit AeroSystems Holdings, Cl A *	476	21
Swift Transportation, Cl A *	15,845	340
United Continental Holdings *	47,635	2,499
United Parcel Service, Cl B	5,244	574
United Rentals *	6,208	487
Waste Management	8,790	560

		20,439

Information Technology — 9.0%
Acacia Communications *	2,531	261
Accenture, Cl A	2,181	266
Akamai Technologies *	10,247	543
Amdocs	9,579	554
Applied Micro Circuits *	1,309	9
Aspen Technology *	11,981	561

SEI Institutional Managed Trust / Annual Report / September 30, 2016	197

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Axcelis Technologies *	79,095	$1,050
Canon	18,900	546
Care.com *	37,499	373
CDK Global	30,445	1,746
Citrix Systems *	6,772	577
CommerceHub *	46,238	731
Dell Technologies - VMware, Cl V *	1	—
Exar *	92,561	862
F5 Networks, Cl A *	4,810	600
Fair Isaac	920	115
Fingerprint Cards, Cl B *	27,683	325
Five9 *	40,966	642
GrubHub *	10,739	462
Harmonic, Cl A *	179,185	1,063
Immersion *	76,132	621
Imperva *	15,703	843
inContact *	123,527	1,727
Infinera *	16,172	146
Infoblox *	1,568	41
Ingram Micro, Cl A	26,832	957
Intersil, Cl A	26,411	579
Intuit	5,119	563
Lexmark International, Cl A	8,789	351
Linear Technology	61,117	3,624
LinkedIn, Cl A *	45,827	8,758
Manhattan Associates *	9,279	535
Marvell Technology Group	93,472	1,240
Match Group *	16,743	298
Maxim Integrated Products	14,538	580
MercadoLibre	3,072	568
Micron Technology *	150,455	2,675
NetApp	8,899	319
Nexon	36,700	571
Nintendo	2,097	551
Oracle Japan	7,000	393
PayPal Holdings *	7,285	298
Rackspace Hosting *	16,839	534
Radisys *	30,002	160
Rightmove	6,903	379
Stamps.com *	3,085	292
SunEdison Semiconductor *	135,261	1,541
Symantec, Cl A	31,866	800
SYNNEX	5,927	676
Take-Two Interactive Software, Cl A *	25,141	1,133
Telefonaktiebolaget LM Ericsson, Cl B	71,805	519
Teradata *	20,726	643
Teradyne	28,709	620
Twitter *	3,746	86
VeriSign *	6,859	537
VMware, Cl A *	8,859	650
Western Union	7,246	151
XO Group *	47,652	921

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yahoo! *	75,367	$3,248
Zynga, Cl A *	547,616	1,594

		52,008

Materials — 3.3%
Avery Dennison	6,982	543
Cabot	10,280	539
Cemex ADR *	182,697	1,451
Chemours	8,161	131
Constellium, Cl A *	343,144	2,471
Dow Chemical, Cl A	1,550	80
Evonik Industries	3,382	115
Fortescue Metals Group	91,621	347
Ingevity *	57,057	2,630
Monsanto	4,415	451
Newcrest Mining	27,647	470
Norbord	104,557	2,681
Nucor	11,026	545
Reliance Steel & Aluminum	7,222	520
Steel Dynamics	22,624	565
Syngenta ADR	51,997	4,555
TimkenSteel	55,145	576

		18,670

Telecommunication Services — 1.5%
AT&T	14,027	570
BCE	15,950	736
CenturyTel	7,793	214
Cincinnati Bell, Cl A *	232,593	949
Deutsche Telekom	31,001	520
Globalstar *	92,594	112
Level 3 Communications *	41,200	1,911
Lumos Networks *	32,175	450
Nippon Telegraph & Telephone	11,500	524
NTT DOCOMO	21,100	534
Spark New Zealand	185,751	488
Zayo Group Holdings *	59,828	1,777

		8,785

Utilities — 0.5%
Centerpoint Energy	17,839	414
Chubu Electric Power	5,600	81
CLP Holdings, Cl B	56,000	579
Red Electrica	24,492	529
Toho Gas	64,000	596
Tokyo Gas	105,000	464

		2,663

Total Common Stock (Cost $167,683) ($ Thousands)		178,106

198	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT — 4.9%
Argentine Republic Government International Bond
8.750%, 06/02/2017		$1,489	$1,550
7.820%, 12/31/2033	EUR	1,288	1,600
7.820%, 12/31/2033		157	197
6.875%, 04/22/2021		$747	813
3.380%, 03/31/2019 (B)	EUR	1,426	1,052
3.380%, 12/31/2038 (B)		228	165
Cyprus Government International Bond MTN
3.875%, 05/06/2022		601	703
Ecuador Government International Bond
10.750%, 03/28/2022		$291	297
EP PetroEcuador via Noble Sovereign Funding I
6.487%, 09/24/2019 (C)		306	296
GTH Finance BV
6.250%, 04/26/2020		424	446
Hellenic Republic Government Bond
4.750%, 04/17/2019 (A)	EUR	1,638	1,672
3.650%, 02/24/2023 (B)		44	37
3.650%, 02/24/2024 (B)		44	36
3.650%, 02/24/2025 (B)		44	35
3.650%, 02/24/2026 (B)		44	35
3.650%, 02/24/2027 (B)		44	34
3.650%, 02/24/2028 (B)		44	33
3.650%, 02/24/2029 (B)		44	32
3.650%, 02/24/2030 (B)		44	32
3.650%, 02/24/2031 (B)		44	31
3.650%, 02/24/2032 (B)		44	31
3.650%, 02/24/2033 (B)		44	30
3.650%, 02/24/2034 (B)		44	30
3.650%, 02/24/2035 (B)		44	29
3.650%, 02/24/2036 (B)		44	29
3.650%, 02/24/2037 (B)		44	29
3.650%, 02/24/2038 (B)		44	29
3.650%, 02/24/2039 (B)		44	29
3.650%, 02/24/2040 (B)		44	29
3.650%, 02/24/2041 (B)		44	29
3.650%, 02/24/2042 (B)		44	29
3.375%, 07/17/2017 (A)		2,601	2,858
Iraq International Bond
5.800%, 01/15/2028		$701	571
Letras del Banco Central de la Republica Argentina
26.284%, 01/04/2017 (D)	ARS	3,306	204
24.966%, 12/07/2016 (D)		3,027	189
24.519%, 12/28/2016 (D)		5,111	317
24.144%, 01/25/2017 (D)		2,973	181
23.940%, 01/18/2017 (D)		15,938	974
Mexico City Airport Trust
5.500%, 10/31/2046		$200	196
Mexico Government International Bond
4.000%, 10/02/2023		116	124

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Oman Government International Bond
3.625%, 06/15/2021		$291	$294
Pakistan Government International Bond
6.750%, 12/03/2019		321	338
Paraguay Government International Bond
4.625%, 01/25/2023		533	565
4.625%, 01/25/2023		200	212
Peruvian Government International Bond
6.350%, 08/12/2028	PEN	518	152
Petrobras Global Finance
8.750%, 05/23/2026		$458	506
8.375%, 05/23/2021		729	797
5.750%, 01/20/2020		268	276
4.875%, 03/17/2020		1,707	1,711
3.250%, 04/01/2019	EUR	252	284
3.000%, 01/15/2019		$1,079	1,057
Petroleos de Venezuela
6.000%, 05/16/2024		1,545	660
6.000%, 05/16/2024		277	118
6.000%, 11/15/2026		964	405
Petroleos Mexicanos MTN
6.875%, 08/04/2026		805	908
4.250%, 01/15/2025		420	405
Russian Federal Bond - OFZ
6.400%, 05/27/2020	RUB	76,570	1,142
Russian Foreign Bond - Eurobond
4.750%, 05/27/2026		$1,800	1,941
Ukraine Government International Bond
7.750%, 09/01/2019		1,291	1,274
7.750%, 09/01/2020		275	269

Total Sovereign Debt (Cost $26,863) ($ Thousands)			28,347

	Shares

PREFERRED STOCK — 0.2%

Financials — 0.2%
FHLMC, 8.375% *(C)		132,779	462
FNMA, 8.250% *(B)(C)		114,003	400

Total Preferred Stock (Cost $832) ($ Thousands)			862

SEI Institutional Managed Trust / Annual Report / September 30, 2016	199

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATION — 0.1%

Information Technology — 0.1%
Rackspace Hosting
6.500%, 01/15/2024 (A)	$754	$827

Total Corporate Obligation (Cost $831) ($ Thousands)		827

U.S. TREASURY OBLIGATION — 1.7%
U.S. Treasury Bills
0.416%, 12/08/2016 (D)	10,000	9,997

Total U.S. Treasury Obligation (Cost $9,992) ($ Thousands)		9,997

	Shares

CASH EQUIVALENT — 16.4%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	94,331,651	94,332

Total Cash Equivalent (Cost $94,332) ($ Thousands)		94,332

Total Investments — 100.0% (Cost $574,590) ($ Thousands)		$575,305

COMMON STOCK SOLD SHORT— (15.5)%

Consumer Discretionary — (2.6)%
Cabela’s *	(6,531)	(359)
Charter Communications, Cl A *	(2,469)	(667)
Daimler	(8,543)	(602)
Fossil Group *	(17,642)	(490)
GameStop, Cl A	(26,661)	(736)
Garmin	(11,793)	(567)
Groupon, Cl A *	(70,455)	(363)
Hanesbrands	(13,398)	(338)
Isuzu Motors	(31,200)	(363)
Izumi	(1,600)	(68)
Liberty Broadband, Cl C *	(8,030)	(574)
Liberty Global, Cl A *	(815)	(28)
Liberty Global, Cl C *	(320)	(11)
Liberty Global LiLAC, Cl C *	(17,735)	(497)
Liberty Global LiLAC, Cl A *	(1,763)	(49)
Liberty Media - Interactive, Cl A *	(25,464)	(510)
Lions Gate Entertainment	(11,089)	(222)
lululemon athletica *	(7,402)	(451)
Marui Group	(39,100)	(513)
MSG Networks *	(39,874)	(742)
NetFlix *	(11,485)	(1,132)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Nexstar Broadcasting Group, Cl A	(4,312)	$(249)
NGK Spark Plug	(24,600)	(429)
Nissan Motor	(7,500)	(73)
Norwegian Cruise Line Holdings *	(11,827)	(446)
Penske Auto Group, Cl A	(1,357)	(65)
PulteGroup	(25,628)	(514)
Restaurant Brands International	(4,900)	(218)
Select Comfort *	(28,296)	(611)
Smith & Wesson Holding *	(15,313)	(407)
Sony	(12,800)	(416)
Tesla Motors *	(5,441)	(1,110)
Toyota Motor	(200)	(11)
Universal Electronics *	(8,917)	(664)
Vince Holding *	(25,022)	(141)
Yamaha Motor	(7,500)	(150)

		(14,786)

Consumer Staples — (0.3)%
Dr Pepper Snapple Group	(4,835)	(442)
Edgewell Personal Care	(6,720)	(534)
Fresh Del Monte Produce	(7,473)	(448)
Molson Coors Brewing, Cl B	(76)	(8)
Sanderson Farms	(5,921)	(570)

		(2,002)

Energy — (1.0)%
Apache	(7,304)	(466)
BP ADR	(6,399)	(225)
Cameco	(54,500)	(465)
Cheniere Energy *	(12,149)	(530)
Enbridge	(4,669)	(207)
Encana	(43,100)	(450)
HollyFrontier	(5,446)	(133)
Lundin Petroleum *	(7,177)	(131)
Marathon Oil	(25,115)	(397)
Parsley Energy, Cl A *	(17,334)	(581)
PrairieSky Royalty	(9,100)	(185)
Royal Dutch Shell, Cl A	(21,094)	(526)
SBM Offshore	(33,782)	(480)
Targa Resources	(9,127)	(448)
Weatherford International *	(64,503)	(362)

		(5,586)

Financials — (1.1)%
Aegon	(92,740)	(356)
American Express	(8,948)	(573)
Ares Capital	(74,746)	(1,159)
Banco Popular Espanol	(293,098)	(363)
Banco Santander	(102,003)	(452)
CaixaBank	(189,054)	(478)
CBOE Holdings	(650)	(42)

200	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Colony Capital, Cl A	(23,349)	$(426)
Element Financial	(54,300)	(678)
ING Groep	(19,405)	(240)
Mitsubishi UFJ Financial Group	(72,100)	(360)
Nordea Bank	(18,454)	(183)
Skandinaviska Enskilda Banken, Cl A	(55,070)	(554)
Thomson Reuters	(10,567)	(437)
UBS Group	(3,691)	(50)

		(6,351)

Health Care — (1.5)%
Abbott Laboratories	(78,352)	(3,314)
Acadia Healthcare, Cl A *	(9,842)	(488)
ACADIA Pharmaceuticals *	(12,337)	(392)
Aceto	(12,575)	(239)
Aetna, Cl A	(567)	(65)
Alnylam Pharmaceuticals *	(5,461)	(370)
Amgen, Cl A	(1,267)	(211)
Amsurg *	(14,328)	(961)
Anthem	(730)	(91)
Mylan *	(13,823)	(527)
Neogen, Cl B *	(8,057)	(451)
Novartis	(6,811)	(537)
Ono Pharmaceutical	(6,600)	(183)
ResMed	(4,540)	(294)
Sarepta Therapeutics *	(1,586)	(97)
Team Health Holdings *	(12,629)	(411)

		(8,631)

Industrials — (2.0)%
Abertis Infraestructuras	(36,146)	(563)
Airbus Group	(7,219)	(437)
American Airlines Group	(10,442)	(382)
Argan	(19,195)	(1,136)
Bollore	(87,436)	(304)
Bombardier, Cl B *	(370,000)	(507)
FANUC	(3,500)	(588)
Fastenal, Cl A	(11,700)	(489)
Ferrovial	(27,734)	(590)
Keihan Holdings	(29,000)	(202)
Keppel	(133,100)	(526)
Kubota	(34,800)	(520)
Manitowoc Foodservice *	(35,691)	(579)
Middleby *	(4,366)	(540)
MonotaRO	(10,500)	(280)
Seibu Holdings	(14,700)	(241)
Sembcorp Industries	(241,500)	(459)
Sensata Technologies Holding *	(15,027)	(583)
Siemens	(1,501)	(176)
Stericycle, Cl A *	(6,561)	(526)
Supreme Industries, Cl A	(23,253)	(449)
Volvo, Cl B	(43,465)	(497)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Wartsila Abp	(12,668)	$(570)
XPO Logistics *	(10,013)	(367)

		(11,511)

Information Technology — (4.8)%
Activision Blizzard	(27,877)	(1,235)
Advanced Micro Devices *	(62,673)	(433)
Alibaba Group Holding ADR *	(27,485)	(2,908)
Analog Devices	(11,563)	(745)
Apple	(5,617)	(635)
Avid Technology *	(51,641)	(410)
Blackbaud, Cl A	(8,619)	(572)
BlackBerry *	(50,439)	(402)
Broadcom	(3,668)	(633)
CSRA	(7,630)	(205)
Cvent *	(122)	(4)
Cypress Semiconductor	(51,013)	(620)
Echo Global Logistics *	(7,227)	(167)
Electronic Arts *	(7,135)	(609)
EPAM Systems *	(7,613)	(528)
Facebook, Cl A *	(3,516)	(451)
First Data, Cl A *	(40,163)	(528)
First Solar *	(12,515)	(494)
FleetCor Technologies *	(3,233)	(562)
Global Payments	(7,406)	(568)
Gogo *	(40,920)	(452)
GrubHub *	(12,693)	(546)
InterDigital	(14,908)	(1,181)
j2 Global	(6,691)	(446)
Juniper Networks	(37,721)	(908)
Just Eat *	(96,910)	(675)
Keyence	(900)	(653)
LivePerson *	(80,412)	(676)
Marvell Technology Group	(40,107)	(532)
Micron Technology *	(30,373)	(540)
Microsoft	(10,063)	(580)
Mobileye *	(33,527)	(1,427)
NeuStar, Cl A *	(56,602)	(1,505)
New Relic *	(12,419)	(476)
Palo Alto Networks *	(3,614)	(576)
Pandora Media *	(36,090)	(517)
Rofin-Sinar Technologies *	(1,884)	(61)
Rosetta Stone *	(47,380)	(402)
SS&C Technologies Holdings	(18,897)	(607)
Twitter *	(28,459)	(656)
Tyler Technologies *	(3,552)	(608)
United Internet	(4,452)	(197)
Versum Materials *	(19,313)	(438)

		(27,368)

Materials — (1.7)%
Anglo American	(30,373)	(382)

SEI Institutional Managed Trust / Annual Report / September 30, 2016	201

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Antofagasta	(60,839)	$(414)
ArcelorMittal	(69,447)	(425)
BHP Billiton	(35,592)	(610)
Cabot	(14,907)	(781)
CF Industries Holdings	(17,266)	(420)
E.I. Du Pont de Nemours	(1,209)	(81)
FMC	(12,089)	(584)
Franco-Nevada	(7,600)	(530)
Freeport-McMoRan, Cl B	(34,865)	(379)
Goldcorp	(19,200)	(316)
K+S	(11,705)	(222)
LafargeHolcim	(11,231)	(608)
LyondellBasell Industries, Cl A	(3,081)	(249)
Orica	(40,550)	(472)
Randgold Resources ADR	(4,450)	(445)
Rio Tinto	(15,344)	(606)
Royal Gold, Cl A	(6,510)	(504)
RPC Group	(22,435)	(280)
Shin-Etsu Chemical, Cl A	(7,300)	(505)
Silver Wheaton	(19,737)	(532)
Sumitomo Metal Mining	(21,000)	(288)

		(9,633)

Telecommunication Services — (0.4)%
Boingo Wireless *	(58,286)	(599)
CenturyTel	(22,013)	(604)
Freenet	(2,847)	(83)
Frontier Communications	(114,465)	(476)
KDDI	(3,700)	(114)
Manitoba Telecom Services	(11,644)	(334)
SoftBank Group	(5,900)	(380)

		(2,590)

Utilities — (0.1)%
Spark Energy, Cl A	(23,034)	(671)

Total Common Stock Sold Short
(Proceeds $86,031) ($ Thousands)		(89,129)

EXCHANGE TRADED FUNDS SOLD SHORT— (0.4)%
CurrencyShares Japanese Yen Trust	(4,393)	(418)
iShares iBoxx USD High Yield Corporate Bond ETF	(13,375)	(1,167)
SPDR S&P 500 ETF Trust	(3,790)	(820)

Total Exchange Traded Funds Sold Short
(Proceeds $2,287) ($ Thousands)		(2,405)

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK SOLD SHORT— (0.2)%

Consumer Discretionary — (0.2)%
Porsche Automobil Holding, 0.000%	(10,979)	$(561)
Volkswagen, 0.000%	(4,268)	(561)

Total Preferred Stock Sold Short
(Proceeds $1,236) ($ Thousands)		(1,122)

Total Investments Sold Short — (16.1)%
(Proceeds $89,554) ($ Thousands)		$(92,656)

	Contracts

PURCHASED OPTIONS (E) — 0.0%
Abbott Laboratories, Expires 11/19/2016, Strike Price $45.00*	25	$1
Alibaba Group Holding, Expires 10/22/2016, Strike Price $110.00*	82	9
Apollo Education Group, Expires 01/21/2017, Strike Price $8.00*	139	14
Apollo Education Group Put, Expires 01/21/2017, Strike Price $5.00*	97	4
CBOE Holdings, Expires 01/21/2017, Strike Price $72.50*	56	3
CBOE Holdings, Expires 01/21/2017, Strike Price $70.00*	37	3
CBOE Holdings, Expires 12/17/2016, Strike Price $72.50*	75	2
EI du Pont de Nemours, Expires 10/22/2016, Strike Price $60.00*	22	–
EI du Pont de Nemours, Expires 10/22/2016, Strike Price $62.50*	9	–
Imperva, Expires 10/22/2016, Strike Price $45.00*	112	3
Imperva, Expires 10/22/2016, Strike Price $55.00*	131	20
Intersil, Expires 01/21/2017, Strike Price $20.00*	75	13
Intersil, Expires 10/22/2016, Strike Price $21.00*	56	5
Lexmark International, Expires 10/22/2016, Strike Price $30.00*	76	–
Lexmark International, Expires 10/22/2016, Strike Price $29.00*	85	–
LinkedIn, Expires 01/20/2018, Strike Price $200.00*	2	–
Lions Gate Entertainment, Expires 12/17/2016, Strike Price $23.00*	72	3
Lions Gate Entertainment, Expires 12/17/2016, Strike Price $22.00*	36	3
Lions Gate Entertainment, Expires 10/22/2016, Strike Price $23.00*	30	–
Medivation, Expires 10/22/2016, Strike Price $50.00*	7	–

202	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS (E) (continued)
Medivation, Expires 10/22/2016, Strike Price $55.00*	3	$–
Medivation, Expires 10/22/2016, Strike Price $45.00*	1	–
Monsanto, Expires 01/21/2017, Strike Price $110.00*	78	7
NorthStar Realty Finance, Expires 12/17/2016, Strike Price $11.00*	75	1
October 16 Puts on SPX, Expires 10/22/2016, Strike Price $1,980.00*	32	4
October 16 Puts on SPX, Expires 10/22/2016, Strike Price $2,150.00*	2	4
October 16 Puts on SPX, Expires 10/22/2016, Strike Price $1,990.00*	2	–
October 16 Puts on SPX, Expires 10/22/2016, Strike Price $2,140.00*	32	47
Valspar, Expires 10/22/2016, Strike Price $100.00*	29	1
WhiteWave Foods, Expires 01/21/2017, Strike Price $55.00*	113	11
WhiteWave Foods, Expires 01/21/2017, Strike Price $52.50*	21	2
WhiteWave Foods, Expires 10/22/2016, Strike Price $52.50*	40	–

Total Purchased Options (Cost $214) ($ Thousands)		$160

WRITTEN OPTIONS (E) — 0.0%
Alibaba Group Holding, Expires 10/22/2016 Strike Price $115.00*	(6)	$–
October 16 Puts on SPX, Expires 10/22/2016 Strike Price $2,070.00*	(4)	(2)
October 16 Puts on SPX, Expires 10/22/2016 Strike Price $2,060.00*	(64)	(26)
WhiteWave Foods, Expires 01/21/2017 Strike Price $50.00*	(113)	(64)

Total Written Options (Premiums Received $117) ($ Thousands)		$(92)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

90-Day Euro$	(12)	Dec-2017	$(3)
Euro-BTP	(10)	Dec-2016	(5)
S&P 500 Index E-MINI	(17)	Dec-2016	5
U.S. 10-Year Treasury Note	(6)	Dec-2016	(1)
U.S. Long Treasury Bond	(6)	Dec-2016	13

			$9

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

10/07/16	USD	153	PEN	517	$(2)
12/20/16-12/21/16	USD	1,618	MXN	32,122	27
12/21/16	USD	14	EUR	13	—
12/21/16	USD	529	MXN	10,274	(3)
12/21/16	USD	1,251	RUB	82,939	38
12/21/16	TRY	3,785	USD	1,248	8
12/21/16	EUR	8,071	USD	9,061	(45)
12/21/16	MXN	11,438	USD	573	(13)
12/21/16	CNH	19,760	USD	2,934	(12)
12/21/16	RUB	82,939	USD	1,262	(27)
12/21/16	JPY	102,946	USD	1,017	(4)
01/19/17	USD	2,476	SAR	9,333	7
01/19/17	SAR	9,333	USD	2,431	(52)

					(78)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Bank of America	$(572)	$585	$13
Credit Suisse First Boston	(2,946)	2,934	(12)
Merrill Lynch	(1,936)	1,939	3
Morgan Stanley	(19,258)	19,176	(82)

			$(78)

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	203

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Strategy Alternative Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount ($Thousands)	Net Unrealized Appreciation ($Thousands)
Morgan Stanley	1.0 X BRLCDI	12.05%	01/02/2020	BRL	$2,594	$11

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Morgan Stanley	Argent	BUY	5.00%	06/20/2017	$1,526	$ 57

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Morgan Stanley	Sabmiller PLC	1-Month GBP – LIBOR	Asset Return	12/12/2017	$(5,922)	$ 131

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016 is as follows:
Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Citigroup	Brazil	SELL	1.00%	06/20/2021	$ (2,856)	$70
Citigroup	ITRAXX.XO.VER.Series 25, Version 1	SELL	5.00%	06/20/2021	(1,000)	(7)
Citigroup	Republic Of Turkey	BUY	1.00%	06/20/2021	514	1
Citigroup	Republic Of Turkey	BUY	1.00%	06/20/2021	3,117	(26)
Citigroup	Republic Of Turkey	SELL	1.00%	06/20/2021	(2,169)	23
Citigroup	Republic Of Turkey	BUY	1.00%	12/20/2020	2,696	(71)
Citigroup	Russia	SELL	1.00%	06/20/2021	(2,345)	51

						$41

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $575,104 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note6)

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $6,825 ($ Thousands), representing 1.2% of the net assets of the Fund.

(B)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2016. The coupon on a step bond changes on a specified date.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.

(D)	The rate reported is the effective yield at the time of purchase.

(E)	For the year ended September 30, 2016, the total amount of open purchased options and written options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

ADR — American Depositary Receipt

ARS — Argentine Peso

BRL — Brazilian Real

Cl — Class

CNH — Chinese Offshore Yuan

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

JPY — Japanese Yen

MTN — Medium Term Note

MXN — Mexican Peso

OTC — Over the Counter

PEN — Peruvian Nuevo Sol

RUB — Russian Ruble

S&P— Standard & Poor’s

SAR— Saudi Riyal

TRY — Turkish Lira

USD — United States Dollar

204	SEI Institutional Managed Trust / Annual Report / September 30, 2016

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Registered Investment Companies	$262,834	$–	$–	$262,834
Common Stock	178,106	–	–	178,106
Sovereign Debt	–	28,347	–	28,347
Preferred Stock	862	–	–	862
Corporate Obligations	–	827	–	827
U.S. Treasury Obligation	–	9,997	–	9,997
Cash Equivalent	94,332	–	–	94,332

Total Investments in Securities	$536,134	$39,171	$–	$575,305

Securities Sold Short	Level 1	Level 2	Level 3	Total

Common Stock	$(89,129)	$–	$–	$(89,129)
Exchange Traded Funds	(2,405)	–	–	(2,405)
Preferred Stock	(1,122)	–	–	(1,122)

Total Securities Sold Short	$(92,656)	$–	$–	$(92,656)

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Options	$160	$—	$—	$160

Written Options	(92)	—	—	(92)
Futures Contracts *

Unrealized Appreciation	18	—	—	18

Unrealized Depreciation	(9)	—	—	(9)
Forwards Contracts *

Unrealized Appreciation	—	80	—	80

Unrealized Depreciation	—	(158)	—	(158)
OTC Swaps
Interest Rate Swaps *

Unrealized Appreciation	—	11	—	11
Credit Default Swaps *

Unrealized Appreciation	—	57	—	57
Total Return Swaps *

Unrealized Appreciation	—	131	—	131
Centrally Cleared Swaps
Credit Default Swaps *

Unrealized Appreciation	—	145	—	145

Unrealized Depreciation	—	(104)	—	(104)

Total Other Financial Instruments	$77	$162	$—	$239

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	205

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 55.6%
U.S. Treasury Bills
0.541%, 03/16/2017 (A)	$3,994	$3,986
0.480%, 11/25/2016 (A)(B)	41,108	41,098
0.477%, 12/01/2016 (A)(B)	43,790	43,777
0.451%, 02/23/2017 (A)(B)	7,347	7,337
0.446%, 02/16/2017 (A)(B)	3,623	3,618
0.431%, 01/19/2017 (A)(B)	488,464	488,077
0.420%, 03/30/2017 (A)	1,068	1,066
0.401%, 10/27/2016 (A)(B)	1,599	1,599
0.395%, 02/02/2017 (A)(B)	97,276	97,167
0.370%, 11/17/2016 (A)(B)	31,481	31,474
0.310%, 10/20/2016 (A)(B)	150,000	149,991
0.266%, 10/06/2016 (A)(B)	36,500	36,500
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	2,079	2,995
3.625%, 04/15/2028	838	1,157
3.375%, 04/15/2032	2,034	2,984
2.625%, 07/15/2017	697	718
2.500%, 01/15/2029	2,080	2,641
2.375%, 01/15/2017	239	241
2.375%, 01/15/2025	3,152	3,756
2.375%, 01/15/2027	776	951
2.125%, 01/15/2019	2,018	2,149
2.125%, 02/15/2041	1,171	1,573
2.000%, 01/15/2026	2,528	2,969
1.875%, 07/15/2019	3,949	4,241
1.750%, 01/15/2028	1,119	1,310
1.375%, 07/15/2018	3,236	3,373
1.375%, 01/15/2020	972	1,032
1.375%, 02/15/2044	1,033	1,225
1.250%, 07/15/2020	3,149	3,365
1.125%, 01/15/2021	2,015	2,145
1.000%, 02/15/2046	5,078	5,527
0.750%, 02/15/2042	1,544	1,591
0.750%, 02/15/2045	766	790
0.625%, 07/15/2021	2,328	2,444
0.625%, 01/15/2024	4,435	4,653
0.625%, 01/15/2026	2,532	2,629
0.625%, 02/15/2043	785	787

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.375%, 07/15/2023	$ 2,533	$2,625
0.375%, 07/15/2025	43,800	45,231
0.250%, 01/15/2025	39,911	40,649
0.125%, 04/15/2017	424	425
0.125%, 04/15/2018	1,510	1,526
0.125%, 04/15/2019	82,452	83,851
0.125%, 04/15/2020	86,510	88,198
0.125%, 04/15/2021	5,077	5,183
0.125%, 01/15/2022	1,807	1,845
0.125%, 07/15/2022	2,041	2,089
0.125%, 01/15/2023	1,720	1,747
0.125%, 07/15/2024	30,954	31,404

Total U.S. Treasury Obligations (Cost $1,257,964) ($ Thousands)		1,267,709

SOVEREIGN DEBT — 15.6%
African Development Bank MTN
2.375%, 09/23/2021 (B)	1,000	1,043
1.375%, 02/12/2020 (B)	1,000	1,005
1.125%, 03/15/2017 (B)	200	200
0.875%, 03/15/2018 (B)	500	499
Andina de Fomento
4.375%, 06/15/2022 (B)	250	277
Asian Development Bank MTN
5.593%, 07/16/2018 (B)	250	269
1.625%, 08/26/2020 (B)	2,000	2,028
1.375%, 01/15/2019 (B)	1,000	1,008
1.125%, 03/15/2017 (B)	150	150
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/2018	EUR 4,074	4,699
0.750%, 04/15/2018	336	387
Canada Government International Bond
1.625%, 02/27/2019 (B)	$ 1,500	1,523
0.875%, 02/14/2017 (B)	1,200	1,201
Chile Government International Bond
3.875%, 08/05/2020 (B)	250	272
Council of Europe Development Bank
1.750%, 11/14/2019 (B)	1,000	1,017
1.500%, 02/22/2017 (B)	850	852
Deutsche Bundesrepublik Inflation Linked Bond
1.750%, 04/15/2020	EUR 7,867	9,819
1.750%, 04/15/2020	16,077	20,067
0.500%, 04/15/2030	4,960	6,799
0.100%, 04/15/2023	12,588	15,504
0.100%, 04/15/2026	23,947	30,465
0.100%, 04/15/2026	3,044	3,853
0.100%, 04/15/2046	719	1,045
Development Bank of Japan
5.125%, 02/01/2017 (B)	$ 200	203

206	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
European Bank for Reconstruction & Development MTN
1.750%, 11/26/2019 (B)	$ 2,500	$2,543
1.500%, 03/16/2020 (B)	250	253
1.000%, 02/16/2017 (B)	600	601
0.750%, 09/01/2017 (B)	200	200
European Investment Bank
4.875%, 02/15/2036 (B)	250	346
4.000%, 02/16/2021 (B)	1,000	1,111
2.125%, 10/15/2021 (B)	1,000	1,032
1.625%, 12/15/2020 (B)	1,000	1,012
1.000%, 12/15/2017 (B)	150	150
Export Development Canada
1.750%, 08/19/2019 (B)	500	509
1.750%, 07/21/2020 (B)	1,000	1,021
0.750%, 12/15/2017 (B)	750	749
FMS Wertmanagement AoeR
1.750%, 03/17/2020 (B)	500	508
1.250%, 07/30/2018 (B)	1,000	1,006
1.000%, 11/21/2017 (B)	950	950
France Government Bond OAT
3.400%, 07/25/2029	EUR 873	1,555
3.150%, 07/25/2032	713	1,319
2.250%, 07/25/2020	17,920	23,064
2.100%, 07/25/2023	1,400	1,941
2.100%, 07/25/2023	1,084	1,502
1.850%, 07/25/2027	6,350	9,389
1.800%, 07/25/2040	2,382	4,216
1.300%, 07/25/2019	243	294
1.100%, 07/25/2022	1,231	1,582
1.100%, 07/25/2022	7,410	8,467
1.000%, 07/25/2017	1,087	1,246
0.700%, 07/25/2030 (C)	203	276
0.250%, 07/25/2018	1,579	1,836
0.250%, 07/25/2024	1,234	2,055
0.250%, 07/25/2024	8,225	10,278
0.100%, 03/01/2021	3,000	3,590
0.100%, 07/25/2021	6,629	7,955
0.100%, 03/01/2025	9,303	11,459
Hydro-Quebec
1.375%, 06/19/2017 (B)	$ 150	150
Inter-American Development Bank
7.000%, 06/15/2025 (B)	500	688
3.875%, 09/17/2019 (B)	350	377
1.125%, 03/15/2017 (B)	300	301
International Bank for Reconstruction & Development
4.750%, 02/15/2035 (B)	250	335
2.250%, 06/24/2021 (B)	1,000	1,040
1.625%, 03/09/2021 (B)	1,000	1,014
0.875%, 04/17/2017 (B)	450	450

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
International Finance MTN
2.125%, 11/17/2017 (B)	$ 750	$761
1.750%, 09/04/2018 (B)	200	203
1.625%, 07/16/2020 (B)	2,000	2,030
1.125%, 11/23/2016 (B)	750	750
1.000%, 04/24/2017 (B)	300	300
0.875%, 06/15/2018 (B)	1,000	1,000
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026	EUR 2,254	3,208
2.600%, 09/15/2023	2,969	3,971
2.550%, 09/15/2041	968	1,466
2.350%, 09/15/2019	560	686
2.350%, 09/15/2024 (C)	2,136	2,813
2.350%, 09/15/2035	2,426	3,539
2.100%, 09/15/2017	1,000	1,159
2.100%, 09/15/2021	1,480	1,870
1.700%, 09/15/2018	921	1,085
1.700%, 09/15/2018	102	121
Korea Development Bank
4.625%, 11/16/2021 (B)	$ 250	285
Nordic Investment Bank MTN
1.500%, 09/29/2020 (B)	1,000	1,009
1.125%, 03/19/2018 (B)	1,000	1,003
1.000%, 03/07/2017 (B)	750	751
0.750%, 01/17/2018 (B)	200	200
North American Development Bank
2.400%, 10/26/2022 (B)	200	203
Province of British Columbia Canada
6.500%, 01/15/2026 (B)	250	338
2.000%, 10/23/2022 (B)	250	254
Province of Manitoba Canada
3.050%, 05/14/2024 (B)	250	270
Province of Ontario Canada
4.000%, 10/07/2019 (B)	500	539
2.450%, 06/29/2022 (B)	250	260
2.000%, 01/30/2019 (B)	500	508
Province of Quebec Canada
7.500%, 09/15/2029 (B)	200	301
Svensk Exportkredit MTN
5.125%, 03/01/2017 (B)	150	153
1.750%, 03/10/2021 (B)	1,000	1,012
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP 1,000	4,904
2.500%, 04/16/2020	429	2,060
2.500%, 07/17/2024	340	1,632
2.000%, 01/26/2035	432	1,544
1.875%, 11/22/2022	4,098	6,773
1.250%, 11/22/2017	204	276
1.250%, 11/22/2027	1,222	2,227
1.250%, 11/22/2032	696	1,446
1.250%, 11/22/2055	1,560	5,407
1.125%, 11/22/2037	1,016	2,325

SEI Institutional Managed Trust / Annual Report / September 30, 2016	207

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
0.750%, 03/22/2034	GBP 964	$1,922
0.750%, 11/22/2047	824	2,165
0.625%, 03/22/2040	1,788	3,981
0.625%, 11/22/2042	1,023	2,387
0.500%, 03/22/2050	2,407	6,273
0.375%, 03/22/2062	495	1,577
0.250%, 03/22/2052	653	1,667
0.125%, 03/22/2024	19,721	30,391
0.125%, 03/22/2026	13,668	21,750
0.125%, 03/22/2029	111	186
0.125%, 03/22/2044	1,847	3,970
0.125%, 03/22/2058	1,235	3,409
0.125%, 11/22/2065	750	2,384
0.125%, 03/22/2068	422	1,408

Total Sovereign Debt (Cost $347,778) ($ Thousands)		356,667

	Shares

FOREIGN COMMON STOCK — 4.4%

Australia — 0.3%
AGL Energy	25,712	375
Amcor	3,900	45
APA Group	38,075	248
Aristocrat Leisure	14,947	181
ASX	2,472	91
Aurizon Holdings	21,309	77
AusNet Services	264,595	332
BHP Billiton	5,561	95
Brambles	9,655	89
Caltex Australia	6,748	177
CIMIC Group ‡	4,686	103
Coca-Cola Amatil	19,358	152
Cochlear	2,349	253
Computershare	58,392	461
Crown Resorts	10,576	106
CSL	3,596	294
DUET Group	92,883	178
Fortescue Metals Group	27,506	104
Harvey Norman Holdings	38,002	151
Healthscope	82,236	193
Incitec Pivot	29,314	63
Insurance Australia Group	17,664	74
LendLease Group	3,959	43
Origin Energy	40,531	168
Qantas Airways	25,771	62
Ramsay Health Care	5,073	307
REA Group	2,602	113
Rio Tinto	2,745	109
Santos	26,897	74
Scentre Group ‡	11,668	42
SEEK	7,445	89

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Sonic Healthcare	16,500	$278
South32	36,210	67
Sydney Airport	20,066	107
Tabcorp Holdings	34,462	131
Tatts Group	44,420	124
Telstra, Cl B	88,932	352
TPG Telecom	28,076	185
Transurban Group	13,849	121
Treasury Wine Estates	30,987	262
Vicinity Centres ‡	28,772	70
Vocus Communications	16,502	79
Wesfarmers	4,028	136
Westfield	9,207	69
Westpac Banking	2,441	55
Woodside Petroleum	6,856	150
Woolworths	9,620	171

		7,206

Austria — 0.0%
Andritz	4,304	234
Erste Group Bank	4,076	121
OMV	9,074	261
Raiffeisen Bank International	8,262	126
voestalpine	5,195	180

		922

Belgium — 0.1%
Ageas	2,714	99
Anheuser-Busch InBev	1,572	206
Colruyt	6,336	351
Groupe Bruxelles Lambert	357	32
KBC Group	1,942	113
Proximus	13,839	413
Solvay	1,290	149
Telenet Group Holding *	7,685	401
UCB, Cl A	6,939	537
Umicore	4,213	265

		2,566

Canada — 0.4%
Alimentation Couche-Tard, Cl B	5,390	261
Atco, Cl I	9,853	350
Bank of Montreal	518	34
Bank of Nova Scotia, Cl C	1,590	84
BCE	8,954	413
BlackBerry *	20,413	163
Bombardier, Cl B *	74,372	102
CAE	9,180	130
Canadian National Railway	2,192	143
Canadian Natural Resources	4,257	136
Canadian Pacific Railway	641	98
Canadian Tire, Cl A	1,352	135
Canadian Utilities, Cl A	11,446	322
CGI Group, Cl A *	6,993	333

208	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
CI Financial	3,354	$64
Constellation Software	636	286
Crescent Point Energy, Cl F	4,916	65
Dollarama	3,044	237
Empire, Cl A	8,607	128
Enbridge	913	40
Encana	8,974	94
Fairfax Financial Holdings	200	117
First Capital Realty	4,150	69
First Quantum Minerals (Canada)	2,143	18
Fortis	11,351	364
Franco-Nevada	1,000	70
George Weston	2,265	189
Gildan Activewear	4,096	114
H&R ‡	4,787	82
Husky Energy	5,232	64
Imperial Oil	2,707	84
Intact Financial	1,580	114
Jean Coutu Group PJC, Cl A	11,072	169
Loblaw	4,092	210
Magna International, Cl A	2,438	105
Methanex	1,070	38
Metro, Cl A	7,776	255
National Bank of Canada	870	31
Open Text	4,874	315
Potash Corp of Saskatchewan	2,157	35
PrairieSky Royalty	2,615	53
Restaurant Brands International	2,608	116
RioCan ‡	3,430	71
Rogers Communications, Cl B	8,565	363
Royal Bank of Canada	1,066	66
Saputo	5,318	185
Shaw Communications, Cl B	7,879	161
Silver Wheaton	3,032	82
SNC-Lavalin Group	1,669	65
Suncor Energy	1,464	40
Teck Resources, Cl B	2,423	43
TELUS	9,642	317
Thomson Reuters, Cl B	4,373	181
Toronto-Dominion Bank	1,857	82
TransCanada	2,000	95
Turquoise Hill Resources *	6,748	20
Valeant Pharmaceuticals International *	10,021	245
Vermilion Energy	2,483	96

		8,342

Chile — 0.0%
Antofagasta	8,667	59

China — 0.0%
Sands China	18,800	82
Yangzijiang Shipbuilding Holdings	175,548	96

		178

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Denmark — 0.2%
AP Moeller - Maersk, Cl A	102	$143
AP Moeller - Maersk, Cl B	99	145
Carlsberg, Cl B	3,116	297
Chr Hansen Holding	4,349	259
Coloplast, Cl B	4,159	323
Danske Bank	6,879	201
Genmab *	996	170
Novo Nordisk, Cl B	5,821	242
Novozymes, Cl B	7,255	319
Pandora	1,416	171
TDC	68,288	402
Tryg	10,215	205
Vestas Wind Systems	1,356	112
William Demant Holding *	18,776	383

		3,372

Finland — 0.1%
Elisa	10,422	384
Fortum	21,754	352
Kone, Cl B	2,993	152
Metso	2,878	84
Neste	13,857	591
Nokia	58,083	337
Nokian Renkaat	5,363	196
Orion, Cl B	11,412	450
Sampo, Cl A	3,627	161
Stora Enso, Cl R	16,819	150
UPM-Kymmene, Cl V	9,046	191
Wartsila Abp	2,318	104

		3,152

France — 0.3%
Accor	875	35
Aeroports de Paris, Cl A	373	37
Air Liquide	1,030	110
Arkema	1,313	122
Atos	2,646	285
AXA	1,932	41
Bouygues	892	29
Bureau Veritas	900	19
Capgemini	2,596	254
Carrefour	1,443	37
Christian Dior, Cl B	506	91
CNP Assurances	1,903	32
Credit Agricole	5,388	53
Danone	1,646	122
Dassault Systemes	3,513	305
Electricite de France	11,810	144
Engie	8,471	131
Essilor International	3,685	475
Eutelsat Communications	1,501	31
Fonciere Des Regions ‡	434	41
Gecina ‡	699	110

SEI Institutional Managed Trust / Annual Report / September 30, 2016	209

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Groupe Eurotunnel	4,624	$50
Hermes International	26	11
ICADE ‡	512	40
Iliad	1,128	237
Ingenico Group	1,988	174
JCDecaux	1,173	38
Kering	389	78
Klepierre ‡	1,965	90
L’Oreal	607	115
LVMH Moet Hennessy Louis Vuitton	241	41
Natixis	5,679	26
Orange	12,973	203
Pernod Ricard	1,010	120
Remy Cointreau	1,323	113
Renault	450	37
Rexel	3,641	56
Sanofi	4,184	318
Schneider Electric	577	40
SCOR	1,457	45
SES, Cl A	1,713	42
SFR Group	6,317	186
Societe BIC	289	43
Societe Generale	2,531	88
STMicroelectronics	30,387	248
Suez	13,641	225
Technip	5,328	327
Thales, Cl A	1,344	124
TOTAL	5,406	256
Valeo	527	31
Veolia Environnement	8,189	189
Vinci	822	63
Vivendi	5,328	108
Wendel	681	80

		6,346

Germany — 0.3%
adidas	861	150
Allianz	347	52
BASF	1,028	88
Bayer	1,449	145
Beiersdorf	1,696	160
Brenntag	527	29
Commerzbank	5,497	35
Continental	286	60
Covestro (C)	1,507	89
Deutsche Bank	2,043	26
Deutsche Boerse *	283	23
Deutsche Lufthansa	5,273	59
Deutsche Post	2,302	72
Deutsche Telekom	20,670	347
Deutsche Wohnen	1,750	64
E.ON	26,305	187
Fraport Frankfurt Airport Services Worldwide	1,521	83

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Fresenius	4,273	$341
Fresenius Medical Care	3,975	347
GEA Group	1,568	87
Hannover Rueck	619	66
HeidelbergCement	879	83
Henkel & KGaA	1,543	180
HUGO BOSS	2,069	114
Infineon Technologies	20,066	358
K+S	2,963	56
LANXESS	1,587	99
Linde	488	83
MAN	398	42
Merck KGaA	2,187	236
Metro	4,277	127
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	274	51
OSRAM Licht	1,575	92
QIAGEN *	7,992	220
RWE	17,258	297
SAP	4,196	382
Siemens	850	100
Symrise	2,361	173
Telefonica Deutschland Holding	49,505	199
thyssenkrupp	3,604	86
TUI	3,217	46
Uniper *	2,630	32
United Internet	6,170	273
Volkswagen	135	20

		5,859

Hong Kong — 0.2%
AIA Group	13,800	92
ASM Pacific Technology	63,400	522
BOC Hong Kong Holdings	15,500	52
Cathay Pacific Airways	77,000	107
Cheung Kong Infrastructure Holdings	43,438	373
Cheung Kong Property Holdings	5,708	42
CK Hutchison Holdings	8,208	105
CLP Holdings, Cl B	58,000	599
Galaxy Entertainment Group	6,000	22
HK Electric Investments & HK Electric Investments (C)	290,500	285
HKT Trust and HKT	283,920	400
Hong Kong & China Gas	200,158	378
Kerry Properties	13,000	42
Li & Fung	154,000	79
Link ‡	13,500	99
MGM China Holdings	30,000	52
MTR	39,500	218
NWS Holdings	90,000	150
PCCW	686,000	421
Power Assets Holdings	44,602	435
Shangri-La Asia	82,000	90

210	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
SJM Holdings	52,000	$38
Swire Pacific, Cl A	4,000	43
Swire Properties	18,400	54
Techtronic Industries	31,500	123
WH Group (C)	469,000	377
Wynn Macau	27,600	46
Yue Yuen Industrial Holdings	30,500	126

		5,370

Ireland — 0.1%
Accenture, Cl A	1,413	173
Bank of Ireland *	430,737	90
CRH	8,888	297
Eaton	2,114	139
Kerry Group, Cl A	4,069	339
Paddy Power Betfair	3,752	424
Ryanair Holdings ADR	4,036	303

		1,765

Israel — 0.1%
Azrieli Group	2,954	130
Bank Hapoalim	29,177	165
Bank Leumi Le-Israel *	39,720	151
Bezeq The Israeli Telecommunication	203,497	383
Check Point Software Technologies *	3,321	258
Israel Chemicals	66,305	258
Mizrahi Tefahot Bank	12,761	162
NICE-Systems	6,857	458
Teva Pharmaceutical Industries	8,087	388

		2,353

Italy — 0.1%
Assicurazioni Generali	2,134	26
Atlantia	3,095	79
CNH Industrial	12,849	92
Enel	67,914	303
Eni	16,512	238
EXOR	1,900	77
Ferrari	3,250	169
Fiat Chrysler Automobiles	18,029	114
Leonardo-Finmeccanica *	10,324	117
Luxottica Group	2,908	139
Mediobanca	8,384	55
Prysmian	5,661	148
Saipem	451,982	191
Snam Rete Gas	39,115	217
Telecom Italia	511,570	380
Tenaris	15,473	221
Terna Rete Elettrica Nazionale	44,057	227
UnipolSai	31,346	51

		2,844

Japan — 0.7%
Aeon, Cl H	5,800	85
AEON Financial Service	4,700	81

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Air Water	5,000	$94
Aisin Seiki	800	36
Ajinomoto	7,000	155
Alfresa Holdings	6,800	143
ANA Holdings	20,000	54
Aozora Bank	31,000	106
Asahi Group Holdings	2,800	101
Asahi Kasei	9,000	71
Astellas Pharma	8,000	124
Bank of Kyoto	12,000	87
Benesse, Cl A	2,700	69
Bridgestone	2,000	73
Calbee	2,000	75
Canon	2,600	75
Central Japan Railway	400	68
Chiba Bank, Cl B	21,000	118
Chubu Electric Power	11,300	164
Chugai Pharmaceutical	2,500	90
Chugoku Bank	7,600	92
Chugoku Electric Power	12,200	153
Concordia Financial Group	24,000	104
Credit Saison	5,700	94
Daicel	3,800	48
Daito Trust Construction	500	80
Daiwa House Industry	3,000	82
Daiwa Securities Group	18,000	100
Dentsu	1,000	50
Eisai	2,000	124
Electric Power Development	6,100	146
FamilyMart UNY Holdings, Cl H	2,600	173
Fast Retailing	100	32
Fuji Heavy Industries	900	33
FUJIFILM Holdings	2,200	81
Fukuoka Financial Group	29,000	120
Hachijuni Bank	23,000	119
Hankyu Hanshin Holdings	1,400	48
Hino Motors	3,600	38
Hirose Electric	840	110
Hiroshima Bank	31,000	127
Hisamitsu Pharmaceutical	2,500	134
Hitachi Chemical	3,039	69
Hitachi Metals	5,000	61
Hokuriku Electric Power	11,100	134
Idemitsu Kosan	13,100	269
Inpex	21,000	189
Iyo Bank	13,500	81
J Front Retailing	3,000	39
Japan Prime Realty Investment, Cl A ‡	24	109
Japan Real Estate Investment ‡	16	96
Japan Retail Fund Investment, Cl A ‡	32	79
JX Holdings	56,400	227
Kajima	7,000	49

SEI Institutional Managed Trust / Annual Report / September 30, 2016	211

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Kamigumi	8,000	$69
Kaneka	12,000	94
Kansai Electric Power *	10,800	98
Kansai Paint	3,000	65
Kao	1,800	101
KDDI	10,900	335
Keikyu	4,000	42
Keio	3,000	26
Keyence	200	145
Kikkoman	4,000	127
Kintetsu Group Holdings	15,000	63
Kirin Holdings	6,100	101
Konami Holdings	3,656	141
Kyocera	900	43
Kyowa Hakko Kirin	6,400	100
Kyushu Electric Power	9,400	88
Lawson	1,600	126
LIXIL Group	3,000	64
M3	3,600	122
Marubeni	15,700	80
Maruichi Steel Tube	3,200	110
McDonald’s Holdings Japan	1,623	48
Mebuki Financial Group	33,930	120
Medipal Holdings	6,500	112
MEIJI Holdings	2,000	197
Miraca Holdings	2,800	139
Mitsubishi Chemical Holdings, Cl B	4,700	29
Mitsubishi Motors	4,200	20
Mitsubishi Tanabe Pharma	7,400	157
Mitsui Chemicals	9,000	43
Mizuho Financial Group	45,700	76
Murata Manufacturing	500	64
NEC	12,000	30
NGK Spark Plug	2,600	45
NH Foods	4,000	96
NHK Spring	3,000	29
Nintendo	500	131
Nippon Building Fund ‡	13	82
Nippon Express	13,000	60
Nippon Prologis ‡	36	91
Nippon Steel & Sumitomo Metal	2,855	58
Nippon Telegraph & Telephone	9,600	437
Nisshin Seifun Group	9,415	143
Nissin Food Products	2,000	121
Nitori Holdings	400	47
NOK	1,500	33
Nomura Research Institute	1,980	68
NTT Data	2,000	99
NTT DOCOMO	16,300	413
Odakyu Electric Railway	1,500	33
Oji Holdings	22,000	87
Ono Pharmaceutical	2,400	67

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Oracle Japan	1,900	$107
Osaka Gas	78,000	325
Otsuka Holdings	3,400	154
Resona Holdings	27,900	116
Rohm	800	42
Ryohin Keikaku	200	40
Sankyo	1,100	37
Santen Pharmaceutical	7,500	110
Sekisui Chemical	3,000	43
Seven & i Holdings	2,100	99
Seven Bank	30,200	96
Shikoku Electric Power	9,400	92
Shimadzu	6,000	91
Shimizu	3,000	27
Shin-Etsu Chemical, Cl A	1,100	76
Shiseido	3,900	103
Shizuoka Bank	12,000	95
Showa Shell Sekiyu	29,300	270
SoftBank	4,800	309
Sumitomo	6,500	72
Sumitomo Metal Mining	8,000	109
Sumitomo Rubber Industries	100	2
Suntory Beverage & Food	2,800	120
Suzuken	2,760	90
Sysmex	1,700	125
Taisei	5,000	37
Taisho Pharmaceutical Holdings	1,000	102
Takeda Pharmaceutical	2,600	124
Teijin	4,800	92
Terumo	4,000	153
Tobu Railway	17,000	86
Toho	1,600	53
Toho Gas	42,063	392
Tohoku Electric Power	8,400	109
Tokyo Electric Power Holdings *	4,200	18
Tokyo Gas	62,000	274
Tokyu	4,000	30
TonenGeneral Sekiyu	32,000	322
Toray Industries	10,000	97
TOTO	1,000	37
Toyo Seikan Group Holdings	1,900	33
Toyo Suisan Kaisha	3,000	127
Toyota Industries	1,900	87
Toyota Motor	1,700	97
Unicharm	4,900	126
United Urban Investment ‡	66	120
USS	5,600	94
Yakult Honsha	1,800	81
Yamaguchi Financial Group	9,000	96
Yamato Holdings	1,400	32
Yamazaki Baking	5,000	122

		16,365

212	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Luxembourg — 0.0%
RTL Group	682	$57

Netherlands — 0.2%
Aegon	27,244	105
Akzo Nobel	2,588	176
Altice *	7,879	141
Altice, Cl B *	11,055	199
ArcelorMittal	29,025	178
ASML Holding	3,148	346
Coca-Cola European Partners	2,967	118
Gemalto	4,556	292
Heineken	1,925	170
ING Groep	10,046	124
Koninklijke Ahold Delhaize	20,056	457
Koninklijke Boskalis Westminster	1,861	66
Koninklijke DSM	3,445	233
Koninklijke Philips	3,383	100
Koninklijke Vopak	10,682	561
LyondellBasell Industries, Cl A	3,347	270
NN Group	3,780	116
NXP Semiconductors *	2,141	218
OCI *	4,290	63
Randstad Holding	1,641	75
RELX	10,973	197
Royal KPN	91,067	302
Unibail-Rodamco ‡	139	38
Unilever	3,312	153
Wolters Kluwer	4,597	197

		4,895

New Zealand — 0.1%
Auckland International Airport	70,442	377
Contact Energy	79,201	290
Fletcher Building	46,704	364
Mercury NZ	112,969	250
Meridian Energy	170,649	323
Ryman Healthcare	45,110	316
Spark New Zealand	147,825	388

		2,308

Norway — 0.1%
DNB, Cl A	9,226	121
Gjensidige Forsikring	10,608	198
Marine Harvest	9,931	178
Norsk Hydro	51,688	223
Orkla	30,555	316
Schibsted, Cl B	4,860	130
Statoil	26,354	441
Telenor	17,631	302
Yara International	3,178	106

		2,015

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Panama — 0.0%
Carnival	2,195	$107

Portugal — 0.0%
Banco Espirito Santo *	50,830	–
EDP - Energias de Portugal	85,324	287
Galp Energia SGPS	20,070	274
Jeronimo Martins	16,644	289

		850

Singapore — 0.1%
CapitaLand	33,800	79
CapitaLand Commercial Trust ‡	53,667	63
DBS Group Holdings	7,800	88
Genting Singapore	238,600	131
Global Logistic Properties	42,000	58
Golden Agri-Resources	928,100	241
Hutchison Port Holdings, Cl U	150,126	67
Jardine Cycle & Carriage	6,200	195
Keppel	16,600	66
Noble Group	170,100	19
Oversea-Chinese Banking	12,800	81
Sembcorp Industries	31,300	59
Sembcorp Marine	42,000	40
Singapore Airlines	21,300	164
Singapore Exchange	22,900	125
Singapore Press Holdings	97,800	273
Singapore Technologies Engineering	25,400	60
Singapore Telecommunications	116,700	340
StarHub	141,300	356
United Overseas Bank	5,300	73
UOL Group	7,072	29
Wilmar International	89,200	211

		2,818

Spain — 0.2%
Abertis Infraestructuras	5,513	86
ACS Actividades de Construccion y Servicios	2,833	86
Aena (C)	765	113
Amadeus IT Group, Cl A	11,484	574
Banco Bilbao Vizcaya Argentaria	10,923	66
Banco Santander	24,737	110
Bankia	80,911	66
CaixaBank	30,255	76
Distribuidora Internacional de Alimentacion	38,251	237
Enagas	5,493	165
Endesa	4,836	104
Ferrovial	4,529	96
Gas Natural SDG	6,561	135
Grifols	14,620	315
Iberdrola	26,058	177
Industria de Diseno Textil	9,200	341
International Consolidated Airlines Group	7,033	36
Red Electrica	8,320	180

SEI Institutional Managed Trust / Annual Report / September 30, 2016	213

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Repsol, Cl A	25,262	$343
Telefonica	18,046	183
Zardoya Otis	7,495	72

		3,561

Sweden — 0.2%
Alfa Laval	3,670	57
Atlas Copco, Cl A	1,818	55
Atlas Copco, Cl B	1,891	52
Boliden	12,111	285
Electrolux	4,260	107
Getinge, Cl B	16,980	330
Hennes & Mauritz, Cl B	4,059	115
Hexagon, Cl B	8,618	377
Husqvarna, Cl B	17,924	156
ICA Gruppen	6,378	211
Industrivarden, Cl C	4,865	90
Kinnevik	1,565	40
Lundin Petroleum *	24,445	448
Millicom International Cellular	2,887	150
Nordea Bank	6,982	69
Skandinaviska Enskilda Banken, Cl A	7,936	80
SKF, Cl B	8,542	147
Svenska Cellulosa SCA, Cl B	6,221	185
Svenska Handelsbanken, Cl A	2,082	29
Swedbank, Cl A	2,347	55
Swedish Match	5,303	195
Tele2, Cl B	24,845	215
Telefonaktiebolaget LM Ericsson, Cl B	53,405	386
Telia	44,427	199
Volvo, Cl B	6,277	72

		4,105

Switzerland — 0.2%
ABB	4,545	102
Actelion	1,191	207
Adecco Group	1,187	67
Aryzta	3,114	139
Baloise Holding	496	60
Barry Callebaut	121	161
Chocoladefabriken Lindt & Spruengli	31	305
Cie Financiere Richemont	1,741	106
Coca-Cola HBC	3,429	80
Dufry *	1,505	189
EMS-Chemie Holding	353	190
Galenica	161	171
Geberit	215	94
Givaudan	89	181
Kuehne & Nagel International	661	96
LafargeHolcim	843	46
Lonza Group	1,178	226
Nestle	1,850	146
Novartis	2,503	197
Partners Group Holding	322	163

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Roche Holding	773	$192
Schindler Holding	1,164	220
SGS, Cl B	41	92
Sika	37	180
Sonova Holding	1,666	236
Swatch Group, Cl B	331	94
Swatch Group	1,778	99
Swiss Life Holding	254	66
Swisscom	1,049	500
Syngenta *	280	123
TE Connectivity	2,040	131
Transocean	13,803	147

		5,006

United Kingdom — 0.4%
Aberdeen Asset Management	4,451	19
Admiral Group	3,076	82
Anglo American	12,831	161
Associated British Foods	2,191	74
AstraZeneca	3,801	247
Auto Trader Group (C)	48,359	255
Aviva	4,112	24
Barratt Developments	14,410	93
BHP Billiton	4,135	62
BP	50,616	296
British American Tobacco	1,681	107
BT Group, Cl A	59,549	301
Bunzl	3,000	89
Burberry Group	1,376	25
Capita	2,265	20
Centrica	91,279	271
Cobham	76,406	166
Compass Group	5,292	103
Croda International	2,513	114
Delphi Automotive	1,026	73
Diageo	2,888	83
Dixons Carphone	10,596	51
easyJet	3,512	46
Experian	2,610	52
G4S	16,567	49
GlaxoSmithKline	14,130	302
Glencore	35,516	98
IMI	1,574	22
Imperial Brands	2,202	114
Inmarsat	34,123	312
InterContinental Hotels Group	1,274	52
Intertek Group	544	25
ITV	11,950	29
J Sainsbury	21,670	69
Johnson Matthey	1,866	80
Marks & Spencer Group	10,789	46
Mediclinic International	9,495	114
National Grid	20,542	291

214	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Next, Cl A	560	$35
Pearson	7,800	76
Petrofac	15,865	184
Reckitt Benckiser Group	1,075	101
RELX	3,034	58
Rio Tinto	1,309	44
Royal Dutch Shell, Cl A	9,648	240
Royal Dutch Shell, Cl B	9,779	253
Royal Mail	6,924	44
RSA Insurance Group	7,664	54
SABMiller	1,731	101
Sage Group	34,684	333
Severn Trent	8,989	292
Shire	3,125	203
Sky	5,534	64
Smith & Nephew	15,129	244
Smiths Group	4,570	87
SSE	11,470	234
Tate & Lyle	7,790	76
Travis Perkins	3,353	67
Unilever	2,107	100
United Utilities Group, Cl B	17,772	232
Vodafone Group	121,674	350
Whitbread	1,095	56
Wm Morrison Supermarkets	34,659	98
Worldpay Group (C)	57,601	222
WPP	2,771	65

		8,330

Total Foreign Common Stock (Cost $92,516) ($ Thousands)		100,751

COMMON STOCK — 3.9%

Consumer Discretionary — 0.4%
Advance Auto Parts	730	109
Amazon.com, Cl A *	164	137
Autonation *	1,850	90
Autozone *	115	88
Bed Bath & Beyond	2,455	106
Best Buy	2,195	84
BorgWarner	3,275	115
CarMax *	1,714	91
CBS, Cl B	891	49
Chipotle Mexican Grill, Cl A *	282	119
Coach	5,184	190
Comcast, Cl A	1,221	81
Darden Restaurants	2,025	124
Discovery Communications, Cl A *	1,971	53
Discovery Communications, Cl C *	3,273	86
Dollar General	1,154	81
Dollar Tree *	1,039	82
DR Horton	2,237	68

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Expedia	1,058	$123
Foot Locker, Cl A	2,052	139
Ford Motor	8,016	97
Gap	3,519	78
Garmin	1,579	76
General Motors	2,216	70
Genuine Parts	684	69
Goodyear Tire & Rubber	1,985	64
H&R Block	4,738	110
Hanesbrands	3,911	99
Harley-Davidson, Cl A	2,718	143
Harman International Industries, Cl A	559	47
Hasbro	950	76
Home Depot	660	85
Interpublic Group	2,930	65
Johnson Controls International	6,450	300
Kohl’s	2,633	115
L Brands	1,688	119
Leggett & Platt	1,629	74
Lennar, Cl A	2,151	91
LKQ *	1,870	66
Lowe’s	1,189	86
Macy’s	2,465	91
Marriott International, Cl A	3,129	211
Mattel	3,641	110
McDonald’s	1,006	116
Michael Kors Holdings *	1,898	89
Mohawk Industries *	603	121
NetFlix *	798	79
Newell Brands, Cl B	1,797	95
News, Cl A	10,261	143
News, Cl B	6,800	97
Nike, Cl B	2,242	118
Nordstrom	1,762	92
Omnicom Group	2,049	174
O’Reilly Automotive *	309	87
Priceline Group *	50	74
PulteGroup	2,869	57
PVH	977	108
Ralph Lauren, Cl A	721	73
Ross Stores	2,214	142
Royal Caribbean Cruises	1,209	91
Scripps Networks Interactive, Cl A	899	57
Signet Jewelers	1,118	83
Staples	8,000	68
Starbucks	1,667	90
Target, Cl A	1,487	102
TEGNA	3,155	69
Tiffany	1,689	123
Time Warner	1,132	90
TJX	1,183	89
Tractor Supply	1,391	94

SEI Institutional Managed Trust / Annual Report / September 30, 2016	215

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TripAdvisor *	1,460	$92
Twenty-First Century Fox ADR, Cl A	2,526	61
Twenty-First Century Fox, Cl B	3,644	90
Ulta Salon Cosmetics & Fragrance *	470	112
Under Armour, Cl A *	2,392	92
Under Armour, Cl C *	3,047	103
Urban Outfitters *	3,420	118
VF	1,799	101
Viacom, Cl B	1,904	73
Walt Disney	1,190	111
Whirlpool	397	64
Wyndham Worldwide	1,075	72
Wynn Resorts	1,014	99
Yum! Brands	1,420	129

		8,295

Consumer Staples — 0.5%
Altria Group	3,905	247
Archer-Daniels-Midland	8,119	342
Brown-Forman, Cl B	5,136	244
Campbell Soup	4,237	232
Church & Dwight	7,552	362
Clorox	1,950	244
Coca-Cola	5,902	250
Colgate-Palmolive	5,396	400
ConAgra Foods	6,299	297
Constellation Brands, Cl A	1,639	273
Costco Wholesale	2,243	342
CVS Health	2,823	251
Dr Pepper Snapple Group	2,934	268
Estee Lauder, Cl A	3,029	268
General Mills	4,478	286
Hershey	4,539	434
Hormel Foods	10,103	383
JM Smucker	2,365	321
Kellogg	3,168	245
Kimberly-Clark	2,375	299
Kraft Heinz	4,045	362
Kroger	7,623	226
McCormick	3,299	330
Mead Johnson Nutrition, Cl A	3,862	305
Molson Coors Brewing, Cl B	3,046	334
Mondelez International, Cl A	5,619	247
Monster Beverage *	2,190	321
PepsiCo	2,423	264
Philip Morris International	2,328	226
Procter & Gamble	2,984	268
Reynolds American	4,913	232
SYSCO, Cl A	5,177	254
Tyson Foods, Cl A	3,419	255
Walgreens Boots Alliance	3,532	285
Wal-Mart Stores	4,991	360

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Whole Foods Market	9,948	$282

		10,539

Energy — 0.3%
Anadarko Petroleum, Cl A	2,311	146
Apache	3,437	220
Baker Hughes	4,278	216
Cabot Oil & Gas	6,882	178
Chesapeake Energy *	26,966	169
Chevron	2,251	232
Cimarex Energy	1,622	218
Concho Resources *	1,972	271
ConocoPhillips	4,596	200
Devon Energy	4,496	198
Diamond Offshore Drilling	8,978	158
EOG Resources	2,565	248
EQT	3,315	241
Exxon Mobil	2,881	252
FMC Technologies *	7,037	209
Halliburton	5,364	241
Helmerich & Payne	3,032	204
Hess	3,644	195
Kinder Morgan	8,493	197
Marathon Oil	10,683	169
Marathon Petroleum	4,014	163
Murphy Oil	5,767	175
National Oilwell Varco, Cl A	6,758	248
Newfield Exploration *	4,105	178
Noble Energy	5,104	182
Occidental Petroleum	3,639	265
Oneok	6,107	314
Phillips 66	3,313	267
Pioneer Natural Resources	1,390	258
Range Resources	3,619	140
Schlumberger, Cl A	3,885	305
Southwestern Energy *	7,514	104
Spectra Energy	8,561	366
Tesoro	2,422	193
Valero Energy	3,835	203
Williams	7,626	234

		7,757

Financials — 0.2%
Affiliated Managers Group *	586	85
Aflac	669	48
Allstate	963	67
American Express	1,241	79
American International Group	2,014	119
Ameriprise Financial	614	61
Aon	1,040	117
Arthur J. Gallagher	2,093	106
Assurant	976	90
Bank of America	3,043	48

216	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bank of New York Mellon	1,559	$62
BB&T	1,795	68
Berkshire Hathaway, Cl B *	698	101
BlackRock	151	55
Capital One Financial	700	50
Charles Schwab	2,369	75
Chubb	1,185	149
Cincinnati Financial	2,017	152
Citigroup	1,388	66
Citizens Financial Group	3,013	74
CME Group	1,198	125
Comerica	1,055	50
Discover Financial Services	1,159	66
E*Trade Financial *	4,160	121
Fifth Third Bancorp	5,885	120
Franklin Resources	1,671	59
Goldman Sachs Group	268	43
Hartford Financial Services Group	2,184	94
Huntington Bancshares	5,352	53
Intercontinental Exchange	310	84
Invesco	1,903	60
JPMorgan Chase	873	58
KeyCorp	3,605	44
Legg Mason	1,384	46
Leucadia National	7,057	134
Lincoln National	1,000	47
Loews	1,145	47
M&T Bank	901	105
Marsh & McLennan	1,756	118
MetLife	2,745	122
Moody’s	673	73
Morgan Stanley	3,723	119
Nasdaq, Cl A	1,585	107
Navient	5,548	80
Northern Trust	1,046	71
People’s United Financial	4,631	73
PNC Financial Services Group	968	87
Principal Financial Group, Cl A	2,672	138
Progressive	2,974	94
Prudential Financial	1,201	98
Regions Financial	10,217	101
S&P Global	1,004	127
State Street	770	54
SunTrust Banks	1,338	59
Synchrony Financial	3,561	100
T. Rowe Price Group	1,457	97
Torchmark, Cl A	2,083	133
Travelers	849	97
Unum Group	1,475	52
US Bancorp	2,336	100
Wells Fargo	3,144	139
Willis Towers Watson	432	57

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
XL Group	2,550	$86
Zions Bancorporation	2,651	82

		5,492

Health Care — 0.4%
Abbott Laboratories	3,250	137
AbbVie	2,438	154
Aetna, Cl A	1,342	155
Agilent Technologies	4,929	232
Alexion Pharmaceuticals *	963	118
Allergan *	620	143
AmerisourceBergen	1,376	111
Amgen, Cl A	840	140
Anthem	1,304	164
Baxter International	4,092	195
Becton Dickinson	1,426	256
Biogen *	478	150
Boston Scientific *	9,145	218
Bristol-Myers Squibb	2,001	108
C.R. Bard	1,046	235
Cardinal Health	1,831	142
Celgene, Cl A *	1,304	136
Centene *	1,976	132
Cerner *	3,217	199
Cigna	1,350	176
DaVita HealthCare Partners *	2,885	191
DENTSPLY SIRONA	2,721	162
Edwards Lifesciences, Cl A *	1,836	221
Eli Lilly	1,884	151
Endo International *	6,159	124
Express Scripts Holding *	2,680	189
Gilead Sciences	1,480	117
HCA Holdings *	1,960	148
Henry Schein *	830	135
Hologic *	5,088	198
Humana	1,000	177
Illumina *	1,071	195
Intuitive Surgical *	262	190
Johnson & Johnson	2,358	279
Laboratory Corp of America Holdings *	1,602	220
Mallinckrodt *	1,409	98
McKesson	792	132
Medtronic	2,224	192
Merck	2,621	164
Mylan *	2,967	113
Patterson	4,669	215
PerkinElmer	2,942	165
Perrigo	1,103	102
Pfizer	6,421	217
Quest Diagnostics	2,313	196
Regeneron Pharmaceuticals *	338	136
St. Jude Medical	2,411	192
Stryker	1,505	175

SEI Institutional Managed Trust / Annual Report / September 30, 2016	217

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Taro Pharmaceutical Industries *	3,157	$349
Thermo Fisher Scientific	1,047	166
UnitedHealth Group	1,173	164
Universal Health Services, Cl B	1,166	144
Varian Medical Systems *	2,224	221
Vertex Pharmaceuticals *	1,215	106
Waters *	1,193	189
Zimmer Biomet Holdings	1,594	207
Zoetis, Cl A	2,648	138

		9,779

Industrials — 0.4%
3M	1,244	219
Acuity Brands	340	90
Alaska Air Group	478	31
Allegion	2,213	153
American Airlines Group	2,945	108
Ametek	1,885	90
Boeing	1,037	137
C.H. Robinson Worldwide	2,024	143
Caterpillar, Cl A	1,117	99
Cintas	1,885	212
CSX	4,880	149
Cummins	1,302	167
Danaher, Cl A	1,081	85
Deere	1,562	133
Delta Air Lines, Cl A	3,091	122
Dover	1,286	95
Dun & Bradstreet	1,003	137
Emerson Electric	3,514	192
Equifax	1,030	139
Expeditors International of Washington	3,505	180
Fastenal, Cl A	2,002	83
FedEx	581	101
Flowserve	1,736	84
Fluor	1,781	91
Fortive	540	27
Fortune Brands Home & Security	1,500	87
General Dynamics	849	132
General Electric	3,393	101
Honeywell International	835	97
Illinois Tool Works	945	113
Ingersoll-Rand	1,653	112
Jacobs Engineering Group *	2,905	150
JB Hunt Transport Services	1,502	122
Kansas City Southern	1,143	107
L-3 Communications Holdings	1,255	189
Lockheed Martin	518	124
Masco	3,446	118
Nielsen Holdings	2,902	155
Norfolk Southern	1,519	147
Northrop Grumman	759	162
PACCAR	1,691	99

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Parker-Hannifin, Cl A	653	$82
Pentair	2,268	146
Pitney Bowes	4,588	83
Quanta Services *	3,494	98
Raytheon	872	119
Republic Services	3,860	195
Robert Half International	3,077	117
Rockwell Automation	1,359	166
Rockwell Collins	1,112	94
Roper Technologies	466	85
Ryder System	1,472	97
Snap-on	801	122
Southwest Airlines, Cl A	3,040	118
Stanley Black & Decker	854	105
Stericycle, Cl A *	1,394	112
Textron	2,415	96
TransDigm Group *	200	58
Union Pacific	1,324	129
United Continental Holdings *	2,649	139
United Parcel Service, Cl B	975	107
United Rentals *	1,181	93
United Technologies	1,125	114
Verisk Analytics, Cl A *	1,825	148
Waste Management	3,332	212
WW Grainger	632	142
Xylem	3,160	166

		8,225

Information Technology — 0.4%
Activision Blizzard	3,303	146
Adobe Systems *	1,333	145
Akamai Technologies *	2,138	113
Alliance Data Systems *	672	144
Alphabet, Cl A *	135	109
Alphabet, Cl C *	158	123
Amphenol, Cl A	1,661	108
Analog Devices	1,682	108
Apple	1,192	135
Applied Materials	5,515	166
Autodesk, Cl A *	2,022	146
Automatic Data Processing	1,236	109
Broadcom	770	133
CA	4,037	134
Cisco Systems	3,423	109
Citrix Systems *	1,207	103
Cognizant Technology Solutions, Cl A *	1,460	70
Corning, Cl B	6,188	146
CSRA	4,599	124
Dell Technologies - VMware, Cl V *	647	31
eBay *	4,896	161
Electronic Arts *	1,819	155
F5 Networks, Cl A *	1,077	134
Facebook, Cl A *	855	110

218	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fidelity National Information Services, Cl B	1,370	$105
First Solar *	1,938	77
Fiserv, Cl A *	1,220	121
Flir Systems	3,188	100
Global Payments	1,650	127
Harris	1,630	149
Hewlett Packard Enterprise	5,885	134
HP	8,533	132
Intel	4,494	170
International Business Machines	793	126
Intuit	1,158	127
Juniper Networks	4,939	119
KLA-Tencor	1,572	110
Lam Research	1,568	148
Linear Technology	2,768	164
MasterCard, Cl A	1,158	118
Microchip Technology	2,532	157
Micron Technology *	7,551	134
Microsoft	2,267	131
Mobileye *	5,790	247
Motorola Solutions	1,647	126
NetApp	5,224	187
Nvidia	1,767	121
Oracle, Cl B	2,124	83
Paychex	2,240	130
PayPal Holdings *	3,253	133
Qorvo *	1,591	89
Qualcomm	2,828	194
Red Hat *	1,732	140
salesforce.com *	1,252	89
Seagate Technology	4,322	167
Skyworks Solutions	1,430	109
Symantec, Cl A	7,725	194
Teradata *	3,726	115
Texas Instruments	1,935	136
Total System Services	1,926	91
VeriSign *	1,436	112
Visa, Cl A	1,380	114
Western Digital	2,038	119
Western Union	7,451	155
Xerox	11,605	118
Xilinx	2,202	120
Yahoo! *	3,036	131

		8,631

Materials — 0.3%
Air Products & Chemicals	1,914	288
Albemarle	2,600	222
Alcoa	21,544	218
Avery Dennison	3,753	292
Ball	3,476	285
CF Industries Holdings	9,010	219
Dow Chemical, Cl A	3,819	198

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
E.I. Du Pont de Nemours	3,495	$234
Eastman Chemical	3,217	218
Ecolab	3,373	411
FMC	4,986	241
Freeport-McMoRan, Cl B	15,519	169
International Flavors & Fragrances	3,064	438
International Paper	5,522	265
Martin Marietta Materials, Cl A	1,465	262
Monsanto	3,480	356
Mosaic	8,234	202
Newmont Mining	8,759	344
Nucor	5,150	255
Owens-Illinois *	13,803	254
PPG Industries	2,411	249
Praxair	3,536	427
Sealed Air	6,166	282
Sherwin-Williams, Cl A	861	238
Vulcan Materials	2,659	303
WestRock	5,916	287

		7,157

Real Estate — 0.1%
American Tower, Cl A ‡	1,449	164
Apartment Investment & Management, Cl A ‡	2,812	129
AvalonBay Communities ‡	979	174
Boston Properties ‡	488	67
CBRE Group, Cl A *	3,263	91
Crown Castle International ‡	1,247	118
Digital Realty Trust, Cl A ‡	1,000	97
Equinix ‡	391	141
Equity Residential ‡	941	61
Essex Property Trust ‡	534	119
Extra Space Storage ‡	1,522	121
Federal Realty Investment Trust ‡	625	96
General Growth Properties ‡	3,887	107
HCP ‡	4,241	161
Host Hotels & Resorts ‡	7,223	112
Iron Mountain ‡	3,207	120
Kimco Realty ‡	2,593	75
Macerich ‡	1,104	89
ProLogis ‡	2,009	108
Public Storage ‡	541	121
Realty Income ‡	1,430	96
Simon Property Group ‡	730	151
SL Green Realty ‡	1,090	118
UDR ‡	2,944	106
Ventas ‡	1,347	95
Vornado Realty Trust ‡	1,108	112
Welltower ‡	1,515	113
Weyerhaeuser ‡	4,633	148

		3,210

SEI Institutional Managed Trust / Annual Report / September 30, 2016	219

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Telecommunication Services — 0.4%
AT&T	58,821	$2,389
CenturyTel	79,156	2,171
Frontier Communications	297,551	1,238
Level 3 Communications *	26,693	1,238
Verizon Communications	43,437	2,258

		9,294

Utilities — 0.5%
AES	42,041	540
Alliant Energy	8,000	306
Ameren	8,493	418
American Electric Power	5,845	375
American Water Works	5,181	388
Centerpoint Energy	18,582	432
CMS Energy	9,350	393
Consolidated Edison	5,188	391
Dominion Resources	5,265	391
DTE Energy	4,990	467
Duke Energy	4,270	342
Edison International	5,948	430
Entergy	5,069	389
Eversource Energy	8,691	471
Exelon	12,325	410
FirstEnergy	11,636	385
NextEra Energy	3,446	422
NiSource	16,382	395
NRG Energy	24,004	269
PG&E	7,506	459
Pinnacle West Capital	5,992	455
PPL	9,870	341
Public Service Enterprise Group	8,502	356
SCANA	5,783	418
Sempra Energy	4,307	462
Southern	6,218	319
WEC Energy Group	6,517	390
Xcel Energy	10,425	429

		11,243

Total Common Stock (Cost $73,775) ($ Thousands)		89,622

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 1.7%

Consumer Discretionary — 0.0%
Toyota Motor Credit MTN
3.400%, 09/15/2021 (B)	$150	162
Trustees of Dartmouth College
4.750%, 06/01/2019 (B)	150	164

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
University of Southern California
5.250%, 10/01/2111 (B)	$100	$131

		457

Consumer Staples — 0.1%
Coca-Cola
1.150%, 04/01/2018 (B)	1,000	1,001
Colgate-Palmolive MTN
2.300%, 05/03/2022 (B)	250	258
Wal-Mart Stores
5.250%, 09/01/2035 (B)	1,000	1,328

		2,587

Energy — 0.2%
Chevron
4.950%, 03/03/2019 (B)	150	163
Exxon Mobil
3.176%, 03/15/2024 (B)	500	532
Nexen Energy ULC
5.875%, 03/10/2035 (B)	100	124
Shell International Finance
4.375%, 03/25/2020 (B)	1,000	1,091
Statoil
2.450%, 01/17/2023 (B)	250	255
Total Capital International
2.100%, 06/19/2019 (B)	1,000	1,020
XTO Energy
6.750%, 08/01/2037 (B)	300	440
6.500%, 12/15/2018 (B)	750	833

		4,458

Financials — 1.0%
Australia & New Zealand Banking Group NY MTN
2.250%, 06/13/2019 (B)	300	305
1.875%, 10/06/2017 (B)	250	252
Bank of Montreal MTN
2.550%, 11/06/2022 (B)	250	256
1.400%, 09/11/2017 (B)	200	200
Bank of New York Mellon
3.550%, 09/23/2021 (B)	200	215
Bank of Nova Scotia
2.800%, 07/21/2021 (B)	1,000	1,042
2.050%, 10/30/2018 (B)	250	253
Berkshire Hathaway
3.400%, 01/31/2022 (B)	150	162
2.750%, 03/15/2023 (B)	1,000	1,039
Berkshire Hathaway Finance
5.400%, 05/15/2018 (B)	250	267
Canadian Imperial Bank of Commerce
1.550%, 01/23/2018 (B)	500	501
CME Group
3.000%, 09/15/2022 (B)	100	106

220	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 03/15/2025 (B)	$1,000	$1,050
Commonwealth Bank of Australia NY MTN
1.900%, 09/18/2017 (B)	150	151
Commonwealth Bank of Australia NY
2.300%, 09/06/2019 (B)	250	254
2.250%, 03/13/2019 (B)	250	254
Cooperatieve Rabobank UA MTN
3.375%, 01/19/2017 (B)	250	252
HSBC Holdings
5.100%, 04/05/2021 (B)	250	276
KFW MTN
2.750%, 09/08/2020 (B)	1,000	1,056
KFW(B)
2.375%, 08/25/2021	1,500	1,569
1.875%, 06/30/2020	1,000	1,021
1.875%, 11/30/2020	1,000	1,023
0.875%, 09/05/2017	200	200
Landwirtschaftliche Rentenbank
2.250%, 10/01/2021 (B)	2,000	2,076
1.875%, 09/17/2018 (B)	550	560
1.750%, 04/15/2019 (B)	200	203
1.375%, 10/23/2019 (B)	500	503
1.000%, 04/04/2018 (B)	200	200
0.875%, 09/12/2017 (B)	300	300
National Australia Bank
3.000%, 01/20/2023 (B)	200	208
Oesterreichische Kontrollbank
1.875%, 01/20/2021 (B)	1,000	1,021
1.625%, 03/12/2019 (B)	1,000	1,011
Royal Bank of Canada MTN
2.200%, 07/27/2018 (B)	250	254
2.150%, 03/15/2019 (B)	200	203
1.800%, 07/30/2018 (B)	200	202
1.500%, 01/16/2018 (B)	500	501
Svenska Handelsbanken
2.875%, 04/04/2017 (B)	200	202
2.500%, 01/25/2019 (B)	200	204
Svenska Handelsbanken MTN
2.250%, 06/17/2019 (B)	300	305
Toronto-Dominion Bank MTN
2.125%, 07/02/2019 (B)	250	254
Toronto-Dominion Bank
2.375%, 10/19/2016 (B)	250	250
US Bank
2.125%, 10/28/2019 (B)	400	407
Wells Fargo MTN
1.650%, 01/22/2018 (B)	1,000	1,003
Westpac Banking
4.875%, 11/19/2019 (B)	200	219
2.600%, 11/23/2020 (B)	1,000	1,028

		22,818

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 0.1%
Johns Hopkins University
5.250%, 07/01/2019 (B)	$18	$20
Johnson & Johnson
5.950%, 08/15/2037 (B)	300	438
3.375%, 12/05/2023 (B)	500	552
Novartis Securities Investment
5.125%, 02/10/2019 (B)	150	163
Sanofi
4.000%, 03/29/2021 (B)	150	165

		1,338

Industrials — 0.0%
3M MTN
5.700%, 03/15/2037 (B)	150	206

Information Technology — 0.3%
Alphabet
3.625%, 05/19/2021 (B)	150	165
Apple
4.650%, 02/23/2046 (B)	1,000	1,154
3.250%, 02/23/2026 (B)	1,000	1,063
2.850%, 02/23/2023 (B)	1,000	1,053
2.400%, 05/03/2023 (B)	250	254
Microsoft
2.125%, 11/15/2022 (B)	500	506
0.875%, 11/15/2017 (B)	1,500	1,500

		5,695

Telecommunication Services — 0.0%
Nippon Telegraph & Telephone
1.400%, 07/18/2017 (B)	200	200

Utilities — 0.0%
Southern California Gas
5.125%, 11/15/2040 (B)	150	189

Total Corporate Obligations (Cost $37,435) ($ Thousands)		37,948

	Shares

EXCHANGE TRADED FUND — 1.2%

United States — 1.2%
iShares iBoxx Investment Grade Corporate Bond Fund	217,571	26,800

Total Exchange Traded Fund (Cost $25,644) ($ Thousands)		26,800

SEI Institutional Managed Trust / Annual Report / September 30, 2016	221

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 0.0%

Germany — 0.0%
Fuchs Petrolub	1,520	$70
Henkel & KGaA	1,296	176
Porsche Automobil Holding	342	17
Volkswagen	65	9

Total Preferred Stock (Cost $235) ($ Thousands)		272

	Number of Rights

RIGHTS — 0.0%
Safeway CVR - Casa Ley *‡‡	2,823	3
Safeway CVR - PDC *‡‡	2,823	–

Total Rights (Cost $—) ($ Thousands)		3

Total Investments — 82.4% (Cost $1,835,347) ($ Thousands)		$1,879,772

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Australian 10-Year Bond	1,348	Dec-2016	$1,649
Amsterdam Index	20	Oct-2016	(27)
CAC40 10 Euro Index	279	Oct-2016	53
Canadian 10-Year Bond	1,579	Dec-2016	494
CBT 10-Year T-Bonds	765	Dec-2016	488
Dax Index	79	Dec-2016	181
DJ Euro Stoxx 50 Index	1,315	Dec-2016	476
Dow Jones-UBS Commodity Index	988	Dec-2016	244
Euro-Bob	530	Dec-2016	200
Euro-BTP	674	Dec-2016	(828)
Euro-Bund Index	241	Dec-2016	200
Euro-Bund Index	1,690	Dec-2016	2,115
Euro-Buxl Index	101	Dec-2016	100
FTSE 100 Index	567	Dec-2016	1,163
FTSE/JSE Top 40 Index	220	Dec-2016	(176)
H-Shares	90	Oct-2016	(70)
Hang Seng Index	51	Oct-2016	(59)
IBEX 35 Plus Index	42	Oct-2016	(6)
Japanese 10-Year Bond	70	Dec-2016	316
Japanese 10-Year Bond E-MINI	1,485	Dec-2016	989
KOSPI 200 Index	14	Dec-2016	(22)
Long Gilt 10-Year Bond	387	Dec-2016	(540)
MSCI Emerging Markets E-MINI	1,927	Dec-2016	(1,411)
OMX Index	(73)	Oct-2016	(22)
Russell 2000 Index E-MINI	814	Dec-2016	1,348
S&P 500 Index E-MINI	3,320	Dec-2016	2,573
S&P Composite Index	29	Dec-2016	61
S&P Mid Cap 400 Index E-MINI	227	Dec-2016	157
S&P TSE 60 Index	81	Dec-2016	58
SGX S&P CNX Nifty Index	368	Oct-2016	(97)
SPI 200 Index	153	Dec-2016	420
Taiwan Index	155	Oct-2016	(72)
Topix Index	441	Dec-2016	(555)
U.S. 10-Year Treasury Note	2,477	Dec-2016	(249)
U.S. 2-Year Treasury Note	5	Dec-2016	1
U.S. Long Treasury Bond	464	Dec-2016	(740)
Brent Crude Penultimate**	262	Jan-2017	625
Coffee**	134	Dec-2016	97
Corn**	429	Dec-2016	(610)
Cotton No. 2**	169	Dec-2016	400
Cotton No. 2**	44	Mar-2017	(23)
Crude Oil**	162	Dec-2016	428
Feeder Cattle**	32	Jan-2017	(145)
Feeder Cattle**	119	Nov-2016	(552)
Gasoil**	119	Dec-2016	483
Gasoline RBOB **	269	Dec-2016	861
Gold**	112	Oct-2016	243
Gold**	386	Dec-2016	(959)
Heating Oil**	79	Dec-2016	273
ICE Brent Crude*	109	Dec-2016	417
Lean Hogs**	134	Feb-2017	(630)
Lean Hogs**	362	Dec-2016	(1,790)
Live Cattle**	102	Feb-2017	(247)
Live Cattle**	566	Dec-2016	(1,943)
LME Copper**	123	Dec-2016	114

222	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
LME Copper**	92	Dec-2016	$99
LME Lead**	56	Dec-2016	366
LME Nickel**	183	Dec-2016	462
LME Primary Aluminum **	714	Dec-2016	(77)
LME Zinc**	214	Dec-2016	565
Natural Gas**	64	Nov-2016	(32)
Natural Gas**	127	Jan-2017	14
NYMEX Cocoa**	205	Mar-2017	(218)
NYMEX Cocoa**	16	Dec-2016	(51)
Silver**	275	Dec-2016	(1,491)
Soybean**	194	Jan-2017	(124)
Soybean Meal**	165	Dec-2016	(1,387)
Soybean Oil**	385	Jan-2017	(123)
Soybean Oil**	47	Dec-2016	76
Sugar No. 11**	705	Mar-2017	1,923
Wheat**	13	Dec-2016	(19)
Wheat**	159	Dec-2016	(301)

			$5,136

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/11/16-12/21/16	USD	11,286	CNH	75,800	$19
10/11/16-12/21/16	CNH	8,100	USD	1,212	1
12/21/16	CNH	16,900	USD	2,513	(6)
10/28/16-12/21/16	GBP	47,116	USD	61,832	536
10/27/16-10/28/16	GBP	48,369	USD	62,739	(120)
12/21/16	EUR	138,079	USD	156,104	322
10/27/16-12/21/16	EUR	191,795	USD	214,903	(1,175)
12/21/16	CHF	185	USD	192	—
10/28/16-12/21/16	CHF	5,172	USD	5,335	(14)
10/28/16	AUD	9,400	USD	7,191	4
10/28/16	CAD	11,000	USD	8,310	(63)
10/28/16-12/21/16	HKD	54,907	USD	7,083	—
12/21/16	HKD	21,510	USD	2,775	(1)
10/28/16	JPY	1,678,200	USD	16,737	143
12/21/16	JPY	31,148	USD	305	(4)
12/21/16	USD	144	JPY	14,668	1
12/21/16	USD	7	JPY	681	—
12/21/16	USD	192	CAD	249	(2)
12/21/16	USD	635	CHF	615	3
12/21/16	USD	361	HKD	2,801	—
12/21/16	USD	2,303	HKD	17,840	—
12/21/16	USD	1,825	GBP	1,406	4
12/21/16	USD	3,381	GBP	2,540	(75)
12/21/16	ZAR	5,800	USD	394	(21)
12/21/16	BRL	8,500	USD	2,572	19
12/21/16	USD	15,128	EUR	13,431	25

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
12/21/16	USD	3,013	EUR	2,670	$(1)
12/21/16	USD	21,736	ZAR	315,100	817
12/21/16	USD	646	ZAR	8,900	(10)
12/21/16	TRY	18,300	USD	6,029	30
12/21/16	TRY	5,500	USD	1,803	—
12/21/16	USD	20,800	INR	1,415,111	199
12/21/16	USD	6,531	INR	439,289	(12)
12/21/16	PLN	28,300	USD	7,303	(83)
12/21/16	USD	24,298	HUF	6,724,985	188
12/21/16	USD	4,186	HUF	1,142,415	(26)
12/21/16	USD	28,831	BRL	97,033	321
12/21/16	USD	5,036	BRL	16,567	(59)
12/21/16	USD	34,871	PLN	134,600	258
12/21/16	USD	127	MXN	2,500	—
12/21/16	USD	36,879	MXN	701,900	(936)
12/21/16	USD	27,293	KRW	30,499,269	395
12/21/16	USD	15,266	KRW	16,714,731	(92)
12/21/16	USD	44,652	TRY	134,400	(593)
12/21/16	INR	80,800	USD	1,201	2
12/21/16	MXN	131,800	USD	6,865	115
12/21/16	MXN	107,900	USD	5,484	(41)
12/21/16	HUF	145,000	USD	529	—
12/21/16	HUF	137,500	USD	499	(1)
12/21/16	KRW	2,790,500	USD	2,544	10
12/21/16	KRW	5,552,000	USD	4,982	(58)

					$19

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Brown Brothers Harriman	$(62,769)	$62,649	$(120)
Citigroup	(668,945)	669,495	550
JPMorgan Chase Bank	(91)	91	—
State Street	(83,270)	82,830	(440)
U.S. Bancorp	(82,194)	82,223	29

			$19

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	223

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Accumulation Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at September 30, 2016 is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
JPMorgan Chase Bank	Bovaspa Index	Negative Price Return	Positive Price Return	10/19/2016	BRL	16,970	$(665)
Bank of America	Taiwan Index	Negative Price Return	Positive Price Return	10/20/2016	USD	3,204	18
Bank of America	H-Shares Index	Negative Price Return	Positive Price Return	10/31/2016	HKD	31,315	(319)
JPMorgan Chase Bank	H-Shares Index	Negative Price Return	Positive Price Return	10/31/2016	HKD	13,863	(218)
Bank of America	Hang Seng Index	Negative Price Return	Positive Price Return	10/31/2016	HKD	1,202	(8)
JPMorgan Chase Bank	Hang Seng Index	Negative Price Return	Positive Price Return	10/31/2016	HKD	3,908	(23)
Bank of America	SGX S&P CNX Nifty Index	Negative Price Return	Positive Price Return	10/31/2016	USD	3,616	(86)
JPMorgan Chase Bank	SGX S&P CNX Nifty Index	Negative Price Return	Positive Price Return	10/31/2016	USD	1,938	(22)
Bank of America	Taiwan Index	Negative Price Return	Positive Price Return	10/31/2016	USD	13,087	(79)
JPMorgan Chase Bank	Taiwan Index	Negative Price Return	Positive Price Return	10/31/2016	USD	12,062	(106)
Bank of America	Japanese 10-Year Bond	Negative Price Return	Positive Price Return	12/09/2016	JPY	21,061	177
Bank of America	KOSPI 200 Index	Negative Price Return	Positive Price Return	12/09/2016	KRW	9,378	49
JPMorgan Chase Bank	KOSPI 200 Index	Negative Price Return	Positive Price Return	12/09/2016	KRW	16,411	(144)
Bank of America	Euro-Bund	Negative Price Return	Positive Price Return	12/11/2016	EUR	124,390	1,507
JPMorgan Chase Bank	Swiss Market Index	Negative Price Return	Positive Price Return	12/16/2016	CHF	17,914	(40)
Bank of America	Canadian 10-Year Bond	Negative Price Return	Positive Price Return	12/30/2016	CAD	1,789	(35)
Bank of America	U.S. Treasury 10-Year Note	Negative Price Return	Positive Price Return	12/30/2016	USD	440,318	(534)
Citigroup	Soybean Oil **	Negative Price Return	Positive Price Return	12/15/2016	USD	3,672	92
Deutsche Bank	Soybean Oil **	Negative Price Return	Positive Price Return	12/15/2016	USD	100	(3)
BoA Merrill Lynch	Soybean Oil **	Negative Price Return	Positive Price Return	12/15/2016	USD	3,250	44
Citigroup	Corn **	Negative Price Return	Positive Price Return	12/16/2016	USD	5,388	(354)
Deutsche Bank	Corn **	Negative Price Return	Positive Price Return	12/16/2016	USD	3,738	(263)
BoA Merrill Lynch	Corn **	Negative Price Return	Positive Price Return	12/16/2016	USD	2,071	(92)
Deutsche Bank	Lean Hogs **	Negative Price Return	Positive Price Return	12/16/2016	USD	774	(214)
BoA Merrill Lynch	Lean Hogs **	Negative Price Return	Positive Price Return	12/16/2016	USD	1,865	(509)
Citigroup	Soybean Meal **	Negative Price Return	Positive Price Return	12/16/2016	USD	689	(86)
BoA Merrill Lynch	Soybean Meal **	Negative Price Return	Positive Price Return	12/16/2016	USD	210	(26)
Citibank	Wheat **	Negative Price Return	Positive Price Return	12/16/2016	USD	281	(39)
Deutsche Bank	Wheat **	Negative Price Return	Positive Price Return	12/16/2016	USD	623	(3)
BoA Merrill Lynch	Wheat **	Negative Price Return	Positive Price Return	12/16/2016	USD	583	(15)
Citibank	Coffee ‘C’ **	Negative Price Return	Positive Price Return	12/20/2016	USD	2,501	104
Deutsche Bank	Coffee ‘C’ **	Negative Price Return	Positive Price Return	12/20/2016	USD	909	45
Citigroup	Cotton No.2 **	Negative Price Return	Positive Price Return	12/21/2016	USD	2,213	144
Deutsche Bank	Cotton No.2 **	Negative Price Return	Positive Price Return	12/21/2016	USD	2,485	57
Citibank	LME Lead **	Negative Price Return	Positive Price Return	12/21/2016	USD	53	6
Citigroup	Cocoa **	Negative Price Return	Positive Price Return	12/30/2016	USD	55	(6)
Citibank	WTI Crude **	Negative Price Return	Positive Price Return	12/30/2016	USD	8,592	7
Deutsche Bank	Gold 100 Oz **	Negative Price Return	Positive Price Return	12/30/2016	USD	1,581	(36)
Deutsche Bank	Heating Oil **	Negative Price Return	Positive Price Return	12/30/2016	USD	2,276	81
Citigroup	Wheat **	Negative Price Return	Positive Price Return	12/30/2016	USD	249	(19)
Citigroup	Natural Gas **	Negative Price Return	Positive Price Return	12/30/2016	USD	1,597	(5)
Deutsche Bank	Gas Oil Future (100Mt) **	Negative Price Return	Positive Price Return	12/30/2016	USD	314	9
BoA Merrill Lynch	Gas Oil Future (100Mt) **	Negative Price Return	Positive Price Return	12/30/2016	USD	2,690	30
Deutsche Bank	Unleaded Gas Rbob **	Negative Price Return	Positive Price Return	12/30/2016	USD	2,169	111
Deutsche Bank	Live Cattle **	Negative Price Return	Positive Price Return	12/31/2016	USD	441	(21)
BoA Merrill Lynch	Live Cattle **	Negative Price Return	Positive Price Return	12/31/2016	USD	3,885	(178)
Citibank	Soybean **	Negative Price Return	Positive Price Return	01/16/2017	USD	3,501	(26)
BoA Merrill Lynch	Soybean **	Negative Price Return	Positive Price Return	01/16/2017	USD	4,221	(31)
Citigroup	Brent Crude **	Negative Price Return	Positive Price Return	01/28/2017	USD	9,338	4

							$(1,720)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	3-Month USD - LIBOR	1.50%	12/21/2021	$136,507	$277
JPMorgan Chase Bank	3-Month USD - LIBOR	1.25%	12/21/2018	361,231	(83)

					$194

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

224	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Percentages are based on Net Assets of $2,279,105 ($ Thousands).

*	Non-income producing security.

**	Futures and swap contracts held by Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2016.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

(A)	The rate reported is the effective yield at the time of purchase.

(B)	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2016.

(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $4,430 ($ Thousands), representing 0.2% of the Net Assets of the Fund.

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CNH — Chinese Offshore Yuan

DJ — Dow Jones

EUR — Euro

FTSE— Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HUF — Hungarian Forint

INR — Indian Rupee

JPY — Japanese Yen

JSE — Johannesburg Stock Exchange

KOSPI — Korea Composite Stock Price Index

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

OTC — Over the Counter

PLN — Polish Zloty

S&P— Standard & Poor’s

SGX — Singapore Exchange

SPI — Share Price Index

TRY — Turkish Lira

TSE — Tokyo Stock Exchange

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$1,267,709	$–	$1,267,709
Sovereign Debt	–	356,667	–	356,667
Foreign Common Stock	100,751	–	–	100,751
Common Stock	89,622	–	–	89,622
Corporate Obligations	–	37,948	–	37,948
Exchange Traded Fund	26,800	–	–	26,800
Preferred Stock	272	–	–	272
Rights	–	3	–	3

Total Investments in Securities	$217,445	$1,662,327	$–	$1,879,772

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$20,732	$—	$—	$20,732
Unrealized Depreciation	(15,596)	—	—	(15,596)
Forwards Contracts *
Unrealized Appreciation	—	3,412	—	3,412
Unrealized Depreciation	—	(3,393)	—	(3,393)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	—	2,485	—	2,485
Unrealized Depreciation	—	(4,205)	—	(4,205)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	277	—	277
Unrealized Depreciation	—	(83)	—	(83)

Total Other Financial Instruments	$5,136	$(1,507)	$—	$3,629

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	225

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description		Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES — 25.6%

Credit Cards — 0.0%

Citi Holdings Liquidating Unrated Performing Assets, Ser 2012-BIZ,Cl A
0.128%, 12/15/2049 (A)	$	113	$91

Mortgage Related Securities — 0.0%

GSAA Home Equity Trust, Ser 2006-14, Cl A3A
0.775%, 09/25/2036 (B)		542	334

Other Asset-Backed Securities —25.6%

ACAS CLO, Ser 2013-1A, Cl C
3.446%, 04/20/2025 (A)(B)		1,000	1,000
ACAS CLO, Ser 2015-1A, Cl F
7.329%, 04/18/2027 (A)(B)		1,000	801
ACIS CLO, Ser 2013-1A, Cl ACOM
1.860%, 04/18/2024 (A)(B)		1,000	966
ACIS CLO, Ser 2013-1A, Cl D
5.179%, 04/18/2024 (A)(B)		800	781
ACIS CLO, Ser 2013-2A, Cl A
1.130%, 10/14/2022 (A)(B)		348	345
ACIS CLO, Ser 2013-2A, Cl D
4.523%, 10/14/2022 (A)(B)		1,100	1,082
ACIS CLO, Ser 2014-4A, Cl A
2.057%, 05/01/2026 (A)(B)		500	499
AIM Aviation Finance, Ser 2015-1A, Cl B1
5.072%, 02/15/2040 (A)		887	854

Description		Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
1.074%, 03/15/2019 (A)(B)	$	1,341	$	443
ALM VII, Ser 2013-7RA, Cl C
4.165%, 04/24/2024 (A)(B)		1,250		1,237
ALM XIV, Ser 2014-14A, Cl B
3.693%, 07/28/2026 (A)(B)		1,000		1,004
ALM XIV, Ser 2014-14A, Cl C
4.193%, 07/28/2026 (A)(B)		1,250		1,219
AMMC CLO XI, Ser 2012-11A
0.000%, 10/30/2023 (A)		2,100		1,040
AMMC CLO XIV, Ser 2014-14A, Cl A3L
3.515%, 07/27/2026 (A)(B)		1,000		995
Anchorage Capital CLO 4, Ser 2014-4A, Cl A1A
2.084%, 07/28/2026 (A)(B)		300		299
Anchorage Capital CLO 6, Ser 2015-6A, Cl A1
2.168%, 04/15/2027 (A)(B)		750		749
Apidos CLO X, Ser 2012-10A, Cl A
2.177%, 10/30/2022 (A)(B)		2,350		2,348
Apollo Aviation Securitization Equity Trust, Ser 2014-1, Cl A
5.125%, 12/15/2029 (B)		4,760		4,633
Apollo Aviation Securitization Equity Trust, Ser 2014-1, Cl B
7.500%, 12/15/2029 (B)		4,543		4,509
ARES XXV CLO, Ser 2012-3A
0.000%, 01/17/2024 (A)		750		411
ARES XXVI CLO, Ser 2013-1A
0.000%, 04/15/2025 (A)		2,400		1,162
ARES XXVI CLO, Ser 2013-1A, Cl C
3.430%, 04/15/2025 (A)(B)		750		750
ARES XXVI CLO, Ser 2013-1X
0.000%, 04/15/2025		500		242
Atlas Senior Loan Fund II, Ser 2012-2A
0.000%, 01/30/2024 (A)		950		501
Atlas Senior Loan Fund, Ser 2013-2A, Cl A3L
3.517%, 02/17/2026		1,350		1,350
Avery Point III CLO, Ser 2013-3X, Cl COM
0.701%, 01/18/2025 (I)		3,000		2,413
B&M CLO, Ser 2014-1A, Cl A2
2.629%, 04/16/2026 (A)(B)		450		436
Babson CLO, Ser 2012-2A
0.000%, 05/15/2023 (A)		3,000		1,831
Babson CLO, Ser 2014-3A, Cl F
6.680%, 01/15/2026 (A)(B)		2,000		1,556
Babson CLO, Ser 2014-IA
0.797%, 07/20/2025 (A)		2,400		1,460
Bank of America Student Loan Trust, Ser 2010- 1A, Cl A
1.515%, 02/25/2043 (A)(B)		322		317
Black Diamond CLO 2006-1 Luxembourg, Ser 2007-1A, Cl AD
1.002%, 04/29/2019 (A)(B)		2,826		2,810

226	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Brad, Ser 2014-1, Cl B
5.438%, 03/12/2026 (C)	877	$879
Brentwood CLO, Ser 2006-1A, Cl A1A
1.027%, 02/01/2022 (A)(B)	234	232
Burr Ridge CLO Plus, Ser 2006-1A, Cl A1T
0.900%, 03/27/2023 (A)(B)	338	336
Carlyle Global Market Strategies CLO, Ser 2012-3A
0.000%, 10/14/2024 (A)	750	593
Carlyle Global Market Strategies CLO, Ser 2014-2A, Cl DR
4.596%, 07/20/2023 (A)(B)	1,000	996
Castlelake Aircraft Securitization Trust, Ser 2014-1, Cl B
7.500%, 02/15/2029	912	905
Catamaran CLO, Ser 2012-1A, Cl F
7.107%, 12/20/2023 (A)(B)	1,500	1,108
Cedar Funding V CLO, Ser 2016-5A, Cl A1
2.243%, 07/17/2028 (A)(B)	2,000	2,005
Cent CLO 21, Ser 2014-21A, Cl A1B
2.124%, 07/27/2026 (A)(B)	500	498
Cerberus Onshore II CLO, Ser 2014-1A, Cl C
4.180%, 10/15/2023 (A)(B)	250	249
3.978%, 10/15/2023 (A)(B)	750	748
Cerberus Onshore II CLO, Ser 2014-1A, Cl D
4.778%, 10/15/2023 (A)(B)	750	741
4.680%, 10/15/2023 (A)(B)	250	247
CIFC Funding, Ser 2014-1A, Cl A3R
3.887%, 08/14/2024 (A)(B)	1,000	1,000
CIFC Funding, Ser 2014-1A, Cl C
3.479%, 04/18/2025 (A)(B)	750	750
CIFC Funding, Ser 2014-3A, Cl E
5.452%, 07/22/2026 (A)(B)	500	427
CIFC Funding, Ser 2014-3X
0.000%, 07/22/2026	2,000	1,253
CIT Education Loan Trust, Ser 2005-1, Cl A3
0.970%, 03/15/2026 (B)	890	877
Citigroup Mortgage Loan Trust, Ser 2005- OPT4, Cl M5
1.144%, 07/25/2035 (B)	500	461
COA Summit CLO, Ser 2014-1A, Cl C
4.546%, 04/20/2023 (A)(B)	500	495
Copper River CLO, Ser 2007-1A, Cl INC
0.000%, 01/20/2021 (A)(B)	3,000	667
Covenant Credit Partners CLO I, Ser 2014-1A, Cl C
3.616%, 07/20/2026 (A)(B)	500	500
DIVCORE CLO, Ser 2013-1A, Cl B
4.381%, 11/15/2032	750	735
Dryden 37 Senior Loan Fund, Ser 2015-37A, Cl Q
0.211%, 04/15/2027 (A)	1,000	930

Description		Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Dryden 41 Senior Loan Fund, Ser 2015-41A
1.315%, 01/15/2028 (A)	$	1,600	$1,296
Duane Street CLO IV, Ser 2007-4A, Cl A1R
1.077%, 11/14/2021 (A)(B)		757	748
ECAF I, Ser 2015-1A, Cl B1
5.802%, 06/15/2040 (A)		4,402	4,314
ECMC Group Student Loan Trust 2016-1, Ser 2016-1A, Cl A
1.864%, 07/26/2066 (A)(B)		1,300	1,300
Educational Funding of the South, Ser 2011-1, Cl A2
1.365%, 04/25/2035 (B)		560	552
Emerald Aviation Finance, Ser 2013-1, Cl B
6.350%, 10/15/2038 (A)		1,150	1,152
Fifth Street SLF II, Ser 2015-2A, Cl A2
3.448%, 09/29/2027 (A)(B)		1,000	990
Finn Square CLO, Ser 2012-1A
0.000%, 12/24/2023 (A)		1,000	455
Fortress Credit Funding V, Ser 2015-5A, Cl BR
4.468%, 08/15/2022 (A)(B)		2,000	1,965
Fortress Credit Investments IV, Ser 2015-4A, Cl D
4.179%, 07/17/2023 (A)(B)		1,000	968
Fortress Credit Opportunities III CLO, Ser 2014- 3A, Cl C
3.907%, 04/28/2026 (A)(B)		2,500	2,353
Fortress Credit Opportunities V CLO, Ser 2014-5A, Cl C
4.215%, 10/15/2026 (A)(B)		2,250	2,216
Fortress Credit Opportunities V CLO, Ser 2014- 5A, Cl D
5.165%, 10/15/2026 (A)(B)		1,000	933
Fortress Credit Opportunities VI CLO, Ser 2015- 6A, Cl D
5.845%, 10/10/2026 (A)(B)		1,000	955
Galaxy XIX CLO, Ser 2015-19A, Cl COMB
0.307%, 01/24/2027 (A)		1,000	885
Gale Force 3 Clo, Ser 2007-3A, Cl B1
1.078%, 04/19/2021 (A)(B)		1,550	1,512
Gallatin CLO VII, Ser 2014-1A, Cl D
4.388%, 07/15/2023 (A)(B)		500	476
Garrison Funding 2016-2, Ser 2016-2A, Cl B
4.856%, 09/29/2027 (A)(B)(C)		1,000	989
GCAT, Ser 2015-1, Cl A1
3.625%, 05/26/2020 (A)		1,047	1,049
Golub Capital Partners CLO, Ser 2014-18A, Cl C
4.215%, 04/25/2026 (A)(B)		600	594
Golub Capital Partners CLO, Ser 2014-18A, Cl D
4.715%, 04/25/2026 (A)(B)		300	270
Golub Capital Partners CLO, Ser 2014-21A, Cl C
4.015%, 10/25/2026 (A)(B)		1,200	1,157
Golub Capital Partners CLO, Ser 2015-24A, Cl C
4.528%, 02/05/2027 (A)(B)		2,000	1,990

SEI Institutional Managed Trust / Annual Report / September 30, 2016	227

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Golub Capital Partners CLO, Ser 2015-25A, Cl C
4.428%, 08/05/2027 (A)(B)	$1,000	$953
Gramercy Park CLO, Ser 2012-1A
2.122%, 07/17/2023 (A)	1,100	610
Gramercy Park CLO, Ser 2014-1A, Cl CR
4.729%, 07/17/2023 (A)(B)	600	596
Gramercy Real Estate, Ser 2007-1A, Cl A1
1.097%, 08/15/2056 (A)(B)	3,017	2,849
Grayson CLO, Ser 2006-1A, Cl A2
1.167%, 11/01/2021 (A)(B)	700	675
Great Lakes CLO, Ser 2012-1A
0.000%, 01/15/2023 (A)	1,000	692
Great Lakes CLO, Ser 2014-1A, Cl C
4.380%, 04/15/2025 (A)(B)	2,500	2,428
Great Lakes CLO, Ser 2014-1A, Cl D
4.880%, 04/15/2025 (A)(B)	500	455
Greywolf CLO III, Ser 2014-1A, Cl B
3.552%, 04/22/2026 (A)(B)	750	750
Halcyon Loan Advisors Funding, Ser 2012-1A, Cl B
0.382%, 08/15/2023 (A)(B)	500	481
Halcyon Loan Advisors Funding, Ser 2012-2A, Cl C
3.707%, 12/20/2024 (A)(B)	500	478
Halcyon Loan Advisors Funding, Ser 2013-1A, Cl A1
1.778%, 04/15/2025 (A)(B)	500	496
Halcyon Loan Advisors Funding, Ser 2014-1A, Cl A1
2.163%, 04/18/2026 (A)(B)	650	649
Halcyon Loan Investors CLO II, Ser 2007-2A, Cl C
2.115%, 04/24/2021 (A)(B)	500	487
Helios Series I Multi Asset, Ser 2001-1A, Cl B
1.794%, 12/13/2036 (A)(B)	35	34
JP Morgan Mortgage Acquisition Trust, Ser 2007-CH5, Cl A5
0.784%, 05/25/2037 (B)	1,400	1,156
Kingsland IV, Ser 2007-4A, Cl D
2.129%, 04/16/2021 (A)(B)	500	473
KKR CLO 12, Ser 2015-12, Cl C
3.680%, 07/15/2027 (A)(B)	1,000	999
KVK CLO, Ser 2013-1A
0.000%, 04/14/2025 (A)	3,500	1,326
KVK CLO, Ser 2014-1A, Cl C
3.717%, 05/15/2026 (A)(B)	1,000	967
KVK CLO, Ser 2014-2A, Cl C
3.680%, 07/15/2026 (A)(B)	1,000	979
LCM X, Ser 2014-10A, Cl DR
4.430%, 04/15/2022 (A)(B)	1,000	1,000
Lime Street CLO, Ser 2007-1A, Cl D
3.357%, 06/20/2021 (A)(B)	750	706

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Long Beach Mortgage Loan Trust, Ser 2006-5, Cl 2A3
0.675%, 06/25/2036 (B)	$3,007	$1,529
Marathon CLO II, Ser 2005-2A, Cl INC
0.000%, 12/20/2019 (A)(B)	750	–
Marathon CLO VI, Ser 2014-6A, Cl B
3.667%, 05/13/2025 (A)(B)	1,000	971
MCF CLO III, Ser 2014-3A, Cl D
3.417%, 01/20/2024 (A)(B)	250	213
MCF CLO IV, Ser 2014-1A, Cl E
6.580%, 10/15/2025 (A)(B)	500	429
Mountain Hawk II CLO, Ser 2013-2A, Cl C
3.296%, 07/22/2024 (A)(B)	1,000	935
Mountain Hawk II CLO, Ser 2013-2A, Cl D
3.846%, 07/22/2024 (A)(B)	1,000	820
MT Wilson CLO II, Ser 2007-2A, Cl D
3.415%, 07/11/2020 (A)(B)	3,000	2,892
Navient Student Loan Trust, Ser 2016-2, Cl A2
1.574%, 06/25/2065 (A)(B)	750	757
Navient Student Loan Trust, Ser 2016-5A, Cl A
1.737%, 06/25/2065 (A)(B)	2,370	2,370
Neuberger Berman CLO, Ser 2012-12A
0.000%, 07/25/2023 (A)	3,200	1,630
NewMark Capital Funding CLO, Ser 2014-2A, Cl E
5.431%, 06/30/2026 (A)(B)	3,000	2,332
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl C1
4.015%, 07/25/2025 (A)(B)	1,000	969
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl D
4.965%, 07/25/2025 (A)(B)	750	692
Newstar Commercial Loan Funding, Ser 2013- 1A, Cl D
5.407%, 09/20/2023 (A)(B)	600	559
Newstar Commercial Loan Funding, Ser 2013- 1A, Cl E
6.157%, 09/20/2023 (A)(B)	250	227
Newstar Commercial Loan Funding, Ser 2014- 1A, Cl C
4.296%, 04/20/2025 (A)(B)	1,500	1,474
Newstar Commercial Loan Funding, Ser 2014- 1A, Cl D
5.446%, 04/20/2025 (A)(B)	750	683
Newstar Commercial Loan Funding, Ser 2015- 1A, Cl C
4.484%, 01/20/2027 (A)(B)	1,000	999
Newstar Commercial Loan Trust, Ser 2007-1A, Cl C
2.129%, 09/30/2022 (A)(B)	500	483
Newstar Trust, Ser 2012-2A, Cl D
6.946%, 01/20/2023 (A)(B)	500	487

228	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

ASSET-BACKED SECURITIES (continued)
Northwoods Capital XIV, Ser 2014-14A, Cl C
4.168%, 11/12/2025 (A)(B)	$1,500	$1,501
NRPL Trust, Ser 2014-2A, Cl A1
3.750%, 10/25/2057 (A)(B)	877	872
NRPL Trust, Ser 2015-1A, Cl A1
3.875%, 11/01/2054 (A)	2,289	2,274
N-Star Reak Estate CDO VIII, Ser 2006-8A, Cl A2
0.883%, 02/01/2041 (A)(B)	1,000	971
Oak Hill Advisors Residential Loan Trust, Ser 2015-NPL2, Cl A1
3.721%, 07/25/2055 (A)(D)	1,876	1,860
Oaktree EIF II, Ser 2014-A2, Cl C
4.017%, 11/15/2025 (A)(B)	1,000	1,000
OCP CLO, Ser 2014-6A, Cl B
3.779%, 07/17/2026 (A)(B)	1,000	1,000
OCP CLO, Ser 2016-12A, Cl A1
2.426%, 10/18/2028 (A)(B)	1,400	1,399
Octagon Investment Partners XV, Ser 2013-1A, Cl C
3.538%, 01/19/2025 (A)(B)	500	499
Octagon Investment Partners XX, Ser 2014-1A, Cl E
6.068%, 08/12/2026 (A)(B)	2,750	2,323
Octagon Loan Funding, Ser 2014-1A
0.000%, 11/18/2026 (A)	1,000	575
OFSI Fund VI, Ser 2014-6A, Cl A1
1.658%, 03/20/2025 (A)(B)	650	641
OFSI Fund VII, Ser 2014-7A, Cl A
1.973%, 10/18/2026 (A)(B)	601	596
OHA Credit Partners IX, Ser 2013-9A, Cl ACOM
0.476%, 10/20/2025 (A)	2,000	1,751
OHA Credit Partners VII, Ser 2012-7A, Cl D
4.811%, 11/20/2023 (A)(B)	1,000	1,000
OZLM Funding V, Ser 2013-5A, Cl B
3.679%, 01/17/2026 (A)(B)	750	750
Palmer Square CLO, Ser 2014-1A, Cl B
3.229%, 10/17/2022 (A)(B)	1,000	991
Palmer Square CLO, Ser 2014-1A, Cl C
4.529%, 10/17/2022 (A)(B)	2,000	1,998
Panhandle-Plains Higher Education Authority, Ser 2011-1, Cl A2
1.596%, 07/01/2024 (B)	1,227	1,226
PHEAA Student Loan Trust, Ser 2016-1A, Cl A
1.728%, 09/25/2065 (A)(B)	1,400	1,400
Primus CLO II, Ser 2007-2A, Cl C
1.630%, 07/15/2021 (A)(B)	1,500	1,445
Putnam Structured Product Funding, Ser 2003- 1A, Cl A2
1.524%, 10/15/2038 (A)(B)	2,000	1,820
Race Point CLO, Ser 2014-5A, Cl DR
4.600%, 12/15/2022 (A)(B)	1,600	1,599

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

ASSET-BACKED SECURITIES (continued)
RAIT CRE CDO I, Ser 2006-1X, Cl A1B
0.862%, 11/20/2046 (B)	$1,104	$1,068
Scholar Funding Trust, Ser 2011-A, Cl A
1.643%, 10/28/2043 (A)(B)	1,660	1,593
Scholar Funding Trust, Ser 2012-B, Cl A2
1.624%, 03/28/2046 (A)(B)	1,650	1,600
Shackleton CLO, Ser 2012-2A, Cl D
4.746%, 10/20/2023 (A)(B)	1,000	991
Sound Point CLO VI, Ser 2014-2A, Cl A1
1.994%, 10/20/2026 (A)(B)	400	399
Sound Point CLO XI, Ser 2016-1A, Cl A
2.285%, 07/20/2028 (A)(B)	2,800	2,807
Sound Point CLO XI, Ser 2016-1A, Cl B1
2.925%, 07/20/2028 (A)(B)	800	807
Steele Creek CLO, Ser 2014-1A, Cl C
4.011%, 08/21/2026 (A)(B)	500	500
Symphony CLO XI, Ser 2013-11A, Cl D
4.679%, 01/17/2025 (A)(B)	1,000	996
Telos CLO, Ser 2013-3A, Cl D
4.929%, 01/17/2024 (A)(B)	1,050	1,010
Telos CLO, Ser 2014-6A, Cl C
3.679%, 01/17/2027 (A)(B)	3,000	2,962
TICP CLO I, Ser 2015-1A, Cl E
6.196%, 07/20/2027 (A)(B)	1,500	1,294
TICP CLO II, Ser 2014-2A, Cl B
3.696%, 07/20/2026 (A)(B)	600	593
Treman Park CLO, Ser 2015-1A, Cl COM
0.459%, 04/20/2027 (A)(I)	3,000	2,667
Triaxx Prime, Ser 2006-2A, Cl A1A
0.785%, 10/02/2039 (A)(B)	5,106	4,897
Turbine Engines Securitization, Ser 2013-1A, Cl A
5.125%, 12/13/2048 (A)	933	924
Turbine Engines Securitization, Ser 2013-1A, Cl B
6.375%, 12/13/2048 (A)	600	552
Venture XV CLO, Ser 2013-15A, Cl C
3.780%, 07/15/2025 (A)(B)	250	250
Wachovia Asset Securitization Issuance II, Ser 2007-HE1, Cl A
0.665%, 07/25/2037 (A)(B)	728	606
West CLO, Ser 2013-1A
0.000%, 11/07/2025 (A)	1,350	442
West CLO, Ser 2013-1A, Cl B
3.688%, 11/07/2025 (A)(B)	1,000	963
WhiteHorse VIII, Ser 2014-1A, Cl C
3.507%, 05/01/2026 (A)(B)	1,000	952
Willis Engine Securitization Trust II, Ser 2012-A, Cl A
5.500%, 09/15/2037 (A)	1,459	1,427

SEI Institutional Managed Trust / Annual Report / September 30, 2016	229

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

ASSET-BACKED SECURITIES (continued)
Zais CLO 4, Ser 2016-1A, Cl A
2.183%, 05/10/2025 (A)(B)		$750	$747

			189,022

Total Asset-Backed Securities (Cost $199,861) ($ Thousands)			189,447

CORPORATE OBLIGATIONS — 19.3%
Consumer Discretionary — 3.3%
21st Century Fox America
4.950%, 10/15/2045		250	283
Ahern Rentals
7.375%, 05/15/2023 (A)		550	356
Altice Financing
7.500%, 05/15/2026 (A)		1,075	1,119
6.625%, 02/15/2023 (A)		500	513
Altice Financing MTN
5.250%, 02/15/2023	EUR	300	350
Altice US Finance I
5.500%, 05/15/2026 (A)		$200	206
AMC Networks
5.000%, 04/01/2024		400	403
Burger King Worldwide
6.000%, 04/01/2022 (A)		625	655
Cablevision
6.500%, 06/15/2021 (A)		150	156
CCO Holdings
5.750%, 02/15/2026 (A)		1,000	1,060
Charter Communications Operating
6.484%, 10/23/2045 (A)		50	61
4.908%, 07/23/2025 (A)		250	276
3.579%, 07/23/2020 (A)		450	470
Clear Channel Worldwide Holdings
6.500%, 11/15/2022		550	554
Comcast
3.375%, 08/15/2025		300	322
DISH DBS
7.750%, 07/01/2026 (A)		600	638
5.875%, 07/15/2022		300	308
5.875%, 11/15/2024		2,150	2,123
Ford Motor Credit
5.875%, 08/02/2021		350	399
General Motors
3.500%, 10/02/2018		250	258
Gray Television
5.125%, 10/15/2024 (A)(E)		250	245
IHO Verwaltungs GmbH PIK
4.500%, 09/15/2023 (A)		550	555
KFC Holding
5.250%, 06/01/2026 (A)		150	159
5.000%, 06/01/2024 (A)		100	104

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
MDC Partners
6.500%, 05/01/2024 (A)		$550	$509
MGM Resorts International
6.750%, 10/01/2020		600	672
Midcontinent Communications & Midcontinent Finance
6.875%, 08/15/2023 (A)		1,200	1,278
Nexstar Escrow
5.625%, 08/01/2024 (A)		200	201
Schaeffler Finance
4.750%, 05/15/2023 (A)		275	285
Scientific Games International
10.000%, 12/01/2022		825	761
Seminole Hard Rock Entertainment
5.875%, 05/15/2021 (A)		300	303
SFR Group
6.250%, 05/15/2024 (A)		700	695
6.000%, 05/15/2022 (A)		1,750	1,785
Sirius XM Radio
5.375%, 04/15/2025 (A)		400	413
4.625%, 05/15/2023 (A)		250	250
Unitymedia GmbH
6.125%, 01/15/2025 (A)		1,050	1,101
Univision Communications
5.125%, 02/15/2025 (A)		800	805
UPC Holding BV
6.750%, 03/15/2023	EUR	350	422
UPCB Finance IV
5.375%, 01/15/2025 (A)		$200	201
4.000%, 01/15/2027	EUR	350	389
Virgin Media Secured Finance
5.500%, 01/15/2025 (A)		$1,050	1,074
4.875%, 01/15/2027	GBP	100	130
WMG Acquisition
6.750%, 04/15/2022 (A)		$705	746
5.625%, 04/15/2022 (A)		250	259
Wynn Las Vegas
5.500%, 03/01/2025 (A)		845	855

			24,707

Consumer Staples — 1.2%
Anheuser-Busch InBev Finance
4.900%, 02/01/2046		725	863
BAT International Finance
3.950%, 06/15/2025 (A)		425	470
2.750%, 06/15/2020 (A)		350	362
Bumble Bee Holdings
9.000%, 12/15/2017 (A)		3,216	3,232
CVS Health
5.125%, 07/20/2045		150	184
3.875%, 07/20/2025		332	361

230	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
KeHE Distributors
7.625%, 08/15/2021 (A)	$550	$546
Kraft Heinz Foods
3.500%, 07/15/2022	350	372
Lindley
4.625%, 04/12/2023	190	195
Performance Food Group
5.500%, 06/01/2024 (A)	250	258
Reynolds American
5.850%, 08/15/2045	250	325
4.450%, 06/12/2025	425	474
SABMiller Holdings
4.950%, 01/15/2042 (A)	300	350
Sigma Alimentos
4.125%, 05/02/2026 (A)	430	431
Sysco
4.850%, 10/01/2045	150	171
3.750%, 10/01/2025	350	377

		8,971

Energy — 4.0%
Anadarko Petroleum
6.450%, 09/15/2036	775	905
3.450%, 07/15/2024	150	148
Antero Resources
6.000%, 12/01/2020	325	336
5.625%, 06/01/2023	100	102
5.125%, 12/01/2022	1,275	1,285
Apache
4.750%, 04/15/2043	150	153
4.250%, 01/15/2044	150	146
Approach Resources
7.000%, 06/15/2021	1,000	800
BreitBurn Energy Partners
9.250%, 05/18/2020 (C)(F)	813	569
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024 (A)	300	324
Comstock Resources
10.000%, 03/15/2020	675	624
ConocoPhillips
4.950%, 03/15/2026	500	564
3.350%, 11/15/2024	350	358
CONSOL Energy
8.000%, 04/01/2023	1,000	970
Crestwood Midstream Partners
6.125%, 03/01/2022	450	455
Devon Energy
5.850%, 12/15/2025	800	900
3.250%, 05/15/2022	200	199
Dolphin Energy
5.500%, 12/15/2021	220	252

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
Dynagas LNG Partners
6.250%, 10/30/2019 (E)		$1,800	$1,669
Enterprise Products Operating
3.750%, 02/15/2025		500	518
3.700%, 02/15/2026		300	309
Gazprom Neft OAO Via GPN Capital
6.000%, 11/27/2023		920	992
Gazprom OAO Via Gaz Capital MTN
7.288%, 08/16/2037		610	719
Gazprom OAO Via Gaz Capital
9.250%, 04/23/2019		310	357
Gibson Energy
6.750%, 07/15/2021 (A)		634	648
GNL Quintero
4.634%, 07/31/2029		400	420
Halcon Resources
8.625%, 02/01/2020 (A)		185	186
Hess
7.300%, 08/15/2031		350	415
KazMunayGas National JSC MTN
9.125%, 07/02/2018		600	662
Kinder Morgan
5.050%, 02/15/2046		175	167
Laredo Petroleum
7.375%, 05/01/2022		575	594
6.250%, 03/15/2023		300	294
Oasis Petroleum
6.875%, 03/15/2022		475	455
6.875%, 01/15/2023		400	382
Petroleos de Venezuela
6.000%, 05/16/2024		1,950	833
6.000%, 11/15/2026		790	332
5.500%, 04/12/2037		30	12
5.375%, 04/12/2027		560	234
Petroleos Mexicanos
8.000%, 05/03/2019		160	180
6.625%, 06/15/2035		120	122
6.375%, 02/04/2021		220	240
5.750%, 03/01/2018		310	325
4.875%, 01/24/2022		10	10
Petroleos Mexicanos MTN
6.875%, 08/04/2026 (A)(E)		710	801
6.750%, 09/21/2047 (A)		110	110
5.500%, 02/04/2019		90	95
5.125%, 03/15/2023	EUR	880	1,106
4.500%, 01/23/2026		$10	10
3.500%, 07/23/2020		100	101
Rice Energy
6.250%, 05/01/2022		425	439
Sabine Pass Liquefaction
5.750%, 05/15/2024		400	431

SEI Institutional Managed Trust / Annual Report / September 30, 2016	231

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
SandRidge Energy
8.750%, 06/01/2020 (A)(E)(F)		$2,750	$990
Schahin II Finance
5.875%, 09/25/2022 (A)(F)		1,737	208
SM Energy
6.750%, 09/15/2026		200	202
Sunoco Logistics Partners Operations
5.950%, 12/01/2025		1,500	1,738
TOTAL MTN
2.625%, 12/29/2049 (B)	EUR	800	868
Unit
6.625%, 05/15/2021		$420	354
Weatherford International
6.500%, 08/01/2036		150	107
Western Gas Partners
4.000%, 07/01/2022		200	205
Whiting Petroleum
5.750%, 03/15/2021		200	187
5.000%, 03/15/2019		425	411
Williams Partners
3.600%, 03/15/2022		800	814
WPX Energy
6.000%, 01/15/2022		400	399
YPF
8.875%, 12/19/2018		130	144
			29,885

Financials — 3.8%
Abe Investment Holdings
10.500%, 10/16/2020 (A)		1,000	950
Banco do Brasil
9.000%, 06/29/2049 (B)		360	310
Banco Regional SAECA
8.125%, 01/24/2019		290	312
Bank of America MTN
4.000%, 04/01/2024		650	701
Bank of America(B)
6.300%, 12/31/2049		700	760
6.250%, 09/29/2049		150	156
6.100%, 12/29/2049		2,000	2,085
BPCE MTN
4.875%, 04/01/2026 (A)		200	208
CIC Receivables Master Trust
4.890%, 10/07/2021 (C)		2,688	2,712
Citigroup(B)
5.950%, 12/29/2049		1,820	1,853
5.950%, 12/31/2049		350	357
5.875%, 12/29/2049		2,595	2,604
CoBank ACB
6.250%, 12/29/2049 (B)		250	273
Credit Suisse Group
6.250%, 12/29/2049 (A)(B)		200	190

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
Deutsche Bank
2.500%, 02/13/2019		$125	$121
FBM Finance
8.250%, 08/15/2021 (A)(E)		150	157
Fifth Third Bancorp
4.900%, 12/29/2049 (B)		1,200	1,163
Greystar Real Estate Partners
8.250%, 12/01/2022 (A)		375	397
International Lease Finance
7.125%, 09/01/2018 (A)		500	546
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)		475	433
Itau CorpBanca
3.875%, 09/22/2019		250	261
Jefferies Finance
7.375%, 04/01/2020 (A)		2,000	1,950
Jefferies LoanCore
6.875%, 06/01/2020 (A)		300	273
JPMorgan Chase(B)
5.300%, 12/29/2049		800	811
5.000%, 12/29/2049		900	887
Lloyds Banking Group
6.375%, 06/27/2049 (B)	EUR	475	536
4.500%, 11/04/2024		$200	207
Morgan Stanley MTN
4.000%, 07/23/2025		750	806
3.700%, 10/23/2024		300	317
Nationstar Mortgage
6.500%, 08/01/2018		225	229
Navient MTN
5.500%, 01/15/2019		600	609
NFP
9.000%, 07/15/2021 (A)		400	411
Oxford Finance
7.250%, 01/15/2018 (A)		2,250	2,250
Royal Bank of Scotland Group
8.625%, 12/31/2049 (B)		525	514
Speedy Cash Intermediate Holdings
10.750%, 05/15/2018 (A)		275	198
Trust F
5.250%, 01/30/2026 (A)		200	207
UBS Group(B)
7.000%, 12/29/2049		200	211
6.875%, 12/29/2049		400	392
Wells Fargo MTN
3.000%, 02/19/2025		400	406
			27,763

Health Care — 1.0%
Actavis Funding SCS
3.800%, 03/15/2025		925	979

232	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CHS
5.125%, 08/15/2018		$101	$102
Concordia International
7.000%, 04/15/2023 (A)		100	64
DaVita HealthCare Partners
5.125%, 07/15/2024		1,125	1,147
5.000%, 05/01/2025		200	201
Endo
6.000%, 07/15/2023 (A)		400	364
Endo Finance
6.500%, 02/01/2025 (A)		400	354
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (A)		200	210
HCA
6.500%, 02/15/2020		250	277
5.000%, 03/15/2024		1,250	1,319
Kinetic Concepts
7.875%, 02/15/2021 (A)		400	433
Merck KGaA(B)
3.375%, 12/12/2074	EUR	400	479
2.625%, 12/12/2074		250	290
Opal Acquisition
8.875%, 12/15/2021 (A)		$400	328
Tenet Healthcare
4.350%, 06/15/2020 (B)		725	728
UnitedHealth Group
4.750%, 07/15/2045		200	240

			7,515

Industrials — 0.7%
Air Canada 2013-1 Class C Pass Through Trust
6.625%, 05/15/2018 (A)		725	754
HD Supply
5.750%, 04/15/2024 (A)		290	305
LMI Aerospace
7.375%, 07/15/2019		250	251
Novelis
5.875%, 09/30/2026 (A)		1,100	1,126
Princess Juliana International Airport Operating
5.500%, 12/20/2027 (A)		923	907
Standard Life
6.546%, 11/29/2049 (B)	GBP	100	139
StandardAero Aviation Holdings
10.000%, 07/15/2023 (A)		$900	966
United Rentals North America
4.625%, 07/15/2023		375	384
Wharf Finance MTN
4.625%, 02/08/2017		210	212

			5,044

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Information Technology — 1.0%
Apple
4.650%, 02/23/2046		$25	$29
3.850%, 05/04/2043		400	408
Avaya
7.000%, 04/01/2019 (A)		1,250	922
EIG Investors
10.875%, 02/01/2024 (A)(C)		200	166
Fidelity National Information Services
5.000%, 10/15/2025		300	342
First Data
5.750%, 01/15/2024 (A)		600	617
5.000%, 01/15/2024 (A)		150	152
Infor US
6.500%, 05/15/2022		1,000	1,012
Micron Technology
7.500%, 09/15/2023 (A)		1,475	1,638
5.250%, 08/01/2023 (A)		1,150	1,136
NXP BV
3.750%, 06/01/2018 (A)		250	257
Qorvo
6.750%, 12/01/2023		250	270
VeriSign
5.250%, 04/01/2025		150	158
Western Digital
7.375%, 04/01/2023 (A)		250	275

			7,382

Materials — 1.6%
Advanced Disposal Services
8.250%, 10/01/2020		800	840
Alcoa Nederland Holding BV
7.000%, 09/30/2026 (A)(E)		250	258
Axalta Coating Systems Dutch Holding B BV
3.750%, 01/15/2025	EUR	550	607
Berry Plastics
5.500%, 05/15/2022		$500	517
BHP Billiton Finance USA
6.750%, 10/19/2075 (A)(B)		1,500	1,699
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		800	788
BWAY Holding
9.125%, 08/15/2021 (A)		850	882
Cemex Finance
4.625%, 06/15/2024	EUR	300	345
Constellium
7.875%, 04/01/2021 (A)		$400	427
Crown European Holdings
3.375%, 05/15/2025	EUR	200	230
Eldorado
6.125%, 12/15/2020 (A)		$850	856

SEI Institutional Managed Trust / Annual Report / September 30, 2016	233

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
Glencore Funding
4.000%, 04/16/2025 (A)		$300	$293
Mirabela Nickel
1.000%, 07/31/2044		3	–
Reynolds Group Issuer
5.125%, 07/15/2023 (A)		1,000	1,033
Severstal OAO Via Steel Capital
6.700%, 10/25/2017		200	209
Sociedad Quimica y Minera de Chile
4.375%, 01/28/2025		220	222
Versum Materials
5.500%, 09/30/2024 (A)(E)		410	421
WR Grace & Co.
5.125%, 10/01/2021 (A)		300	319
Yamana
4.950%, 07/15/2024		1,900	1,963

			11,909

Real Estate — 0.9%
American Tower
3.300%, 02/15/2021		350	366
Communications Sales & Leasing
6.000%, 04/15/2023 (A)		825	856
DuPont Fabros Technology
5.875%, 09/15/2021		250	262
5.625%, 06/15/2023		200	210
Equinix
5.875%, 01/15/2026		1,000	1,075
GEO Group
6.000%, 04/15/2026		750	637
5.875%, 01/15/2022		250	225
5.875%, 10/15/2024		450	387
Iron Mountain Europe
6.125%, 09/15/2022	GBP	150	203
Kennedy-Wilson
5.875%, 04/01/2024		$1,100	1,108
Lamar Media
5.750%, 02/01/2026		200	216
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024 (A)		1,025	1,112

			6,657

Telecommunication Services — 1.3%
Comcel Trust via Comunicaciones Celulares
6.875%, 02/06/2024		200	206
Digicel
6.000%, 04/15/2021		400	353
Digicel Group
6.750%, 03/01/2023 (A)		320	282
Intelsat Jackson Holdings
5.500%, 08/01/2023		125	87

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
Intelsat Luxembourg
8.125%, 06/01/2023		$50	$17
Millicom International Cellular
4.750%, 05/22/2020		350	354
SoftBank Group
4.500%, 04/15/2020 (A)(E)		945	980
Sprint
7.875%, 09/15/2023		950	956
7.625%, 02/15/2025		500	495
7.125%, 06/15/2024		300	293
Sprint Communications
11.500%, 11/15/2021		650	743
7.000%, 03/01/2020 (A)		600	643
7.000%, 08/15/2020		500	502
Telecom Italia
5.303%, 05/30/2024 (A)		750	767
Telefonica Europe BV
5.875%, 03/31/2049 (B)	EUR	100	121
T-Mobile USA
6.500%, 01/15/2026		$250	277
Verizon Communications
5.150%, 09/15/2023		525	612
4.862%, 08/21/2046		275	308
Wind Acquisition Finance
7.375%, 04/23/2021		422	441
7.000%, 04/23/2021	EUR	130	153
4.750%, 07/15/2020 (A)		$450	453
Windstream
7.750%, 10/01/2021		650	648

			9,691

Utilities — 0.5%
Calpine
7.875%, 01/15/2023 (A)		200	211
Dynegy
6.750%, 11/01/2019		650	666
Electricite de France MTN
4.125%, 01/29/2049 (B)	EUR	400	446
Enel(B)
8.750%, 09/24/2073 (A)		$200	234
7.750%, 09/10/2075	GBP	200	288
Ferrellgas
6.750%, 06/15/2023		$900	792
Greenko Investment
4.875%, 08/16/2023 (A)		410	401
Listrindo Capital BV
4.950%, 09/14/2026 (A)		200	201

234	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
Terraform Global Operating
13.750%, 08/15/2022 (A)	$225	$232
		3,471
Total Corporate Obligations
(Cost $138,020) ($ Thousands)		142,995

LOAN PARTICIPATIONS — 14.7%
AABS, Bridge Term Loan
4.875%, 01/15/2038	562	559
ABB/Con-Cise Optical Group LLC, Initial Term Loan,
6.000%, 06/15/2023	600	605
Acosta, Revolving Credit Term Loans 1st Lien
0.500%, 09/26/2019 (G)	2,000	(162)
Acrisure, LLC, Term B Loan, 1st Lien
6.500%, 05/19/2022	1,237	1,239
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 1st Lien
3.750%, 10/09/2019 (B)	275	275
AdvancePierre Foods, Inc., Effective Date Loan, 1st Lien
4.500%, 06/02/2023	274	276
Advantage Sales & Marketing, Revolver Loan
3.250%, 07/25/2019 (G)	102	7
0.500%, 07/25/2019 (G)	361	33
Advantage Sales & Marketing, Revolving Loan 1st Lien
3.770%, 07/25/2019	38	33
Affordable Care Holding Corp., Term B Loan
5.750%, 10/24/2022	993	992
Air Newco LLC, Initial Term Loan, 2nd Lien
10.500%, 01/31/2023	750	690
American Renal Holdings Inc., Term Loan B, 1st Lien
4.750%, 08/20/2019	223	223
American Seafoods Group LLC, Term Loan, 1st Lien
6.000%, 08/19/2021	963	954
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
5.250%, 09/01/2021	249	246
Americold Realty Operating Partnership, L.P., Initial Term Loan, 1st Lien
5.750%, 12/01/2022	848	855
Anaren, Inc., Term Loan, 1st Lien
5.500%, 02/18/2021	469	452
Anaren, Inc., Term Loan, 2nd Lien
9.250%, 08/18/2021	500	445
Arctic Glacier U.S.A., Inc., 2014 Term Loan, 1st Lien
6.000%, 05/10/2019	306	302

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
LOAN PARTICIPATIONS (continued)
Aspect Software, Inc., Term Loan, 1st Lien
10.500%, 05/25/2020	$	518	$504
Asurion, LLC (fka Asurion Corporation), Incremental Tranche B-4 Term Loan,
5.000%, 08/04/2022		270	271
Asurion, LLC (fka Asurion Corporation), Term Loan, 2nd Lien
8.500%, 03/03/2021		2,500	2,483
Atkore International, Inc., Initial Term Loan, 1st Lien
4.500%, 04/09/2021		274	274
Atkore International, Inc., Initial Term Loan, 2nd Lien
7.750%, 10/09/2021		350	350
Atlas, 1st Lien Term Loan
4.875%, 12/15/2039		1,120	1,109
Authentic Brands, Cov-Lite, Term Loan, 1st Lien
5.500%, 05/27/2021		661	659
Avago Technologies Cayman Holdings Ltd., Term B-3 Loan, 1st Lien
3.520%, 02/01/2023		439	443
Avaya Inc., Term B-7 Loan, 1st Lien
6.250%, 05/29/2020		985	725
Axalta Coating Systems Dutch Holding B B.V. (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 1st Lien
3.750%, 02/01/2020		306	308
Belk, Inc., Closing Date Term Loan, 1st Lien
5.750%, 12/12/2022		249	226
Berry Plastics Corporation, Term Loan H, 1st Lien
3.750%, 10/01/2022		231	232
Bioplan USA, Inc. (Tripolis US LLC), Initial Term Loan,
5.750%, 09/23/2021		398	370
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan, 2nd Lien
8.500%, 03/26/2020 (H)		1,225	1,229
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan, 1st Lien
4.500%, 09/26/2019		317	317
BMC Software Finance, Inc., Initial US Term Loan, 1st Lien
5.000%, 09/10/2020		546	525
BWay Intermediate Company, Inc., Initial Term Loan, 1st Lien
5.500%, 08/14/2020		646	649
Calpine Corporation, Term Loan, 1st Lien
3.590%, 05/27/2022		2,537	2,543
Capital Automotive L.P., Term Loan, 2nd Lien
6.000%, 04/30/2020		210	211
Carecore National, LLC, Term Loan, 1st Lien
5.500%, 03/05/2021		1,673	1,639

SEI Institutional Managed Trust / Annual Report / September 30, 2016	235

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
LOAN PARTICIPATIONS (continued)
Cengage Learning Inc., 2016 Refinancing Term Loan B, 1st Lien
5.250%, 06/07/2023	$1,691	$1,688
Ceridian HCM Holding Inc., Initial Term Loan, 1st Lien
4.500%, 09/15/2020	841	821
Ceva Group PLC (fka Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 1st Lien
6.500%, 03/19/2021	73	58
Charter Communications Operating, LLC (aka CCO Safari LLC), Term H Loan (2016), 1st Lien
3.250%, 08/24/2021	647	649
Checkout Holding Corp., Term B Loan, 1st Lien
4.500%, 04/09/2021	1,021	927
Chobani, Term Loan B
0.000%, 10/09/2023 (H)	1,000	1,000
CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan
4.000%, 01/27/2021	273	268
CompuCom Systems, Inc., Term Loan, 1st Lien
4.250%, 05/09/2020	900	637
CPI Acquisition, Inc., Term Loan, 1st Lien
5.500%, 08/17/2022	314	306
CSC Holdings, LLC (fka CSC Holdings, Inc.), Initial Term Loan, 1st Lien
5.000%, 10/09/2022	873	874
CTI Foods Holding Co., LLC, Term Loan, 1st Lien
4.500%, 06/29/2020	188	182
CTI Foods Holding Co., LLC, Term Loan, 2nd Lien
8.250%, 06/28/2021	350	312
Cunningham Lindsey U.S. Inc., Initial Term Loan, 1st Lien
5.000%, 12/10/2019	189	158
CVS Holdings I, LP, Tranche B-1 Term Loan, 1st Lien
7.250%, 08/16/2021 (C)	495	491
Cyan Blue Holdco 2 Limited, Initial Term Loan, 1st Lien
6.250%, 02/25/2022	650	848
DAE Aviation Holdings, Inc., Initial Term Loan, 1st Lien
5.250%, 07/07/2022	990	995
Deltek, Inc., Term Loan, 1st Lien
5.000%, 06/25/2022	419	420
DJO Finance LLC, Initial Term Loan, 1st Lien
4.250%, 06/08/2020	241	237
Doncasters US Finance LLC (Doncasters US LLC), Second-Lien Term Loans, 2nd Lien
9.500%, 10/09/2020	84	80
Dynegy Finance IV, Inc., Term Loan, 1st Lien
5.000%, 06/27/2023	700	705

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
LOAN PARTICIPATIONS (continued)
Eastern Power, LLC (Eastern Covert Midco, LLC), Term Loan, 1st Lien
5.000%, 10/02/2021	$690	$697
EFS Cogen Holdings I LLC, Term B Advance, 1st Lien
5.250%, 06/28/2023	1,179	1,190
EIG Investors Corp., Incremental Term Loan, 1st Lien
6.000%, 02/09/2023	1,633	1,519
EIG Investors Corp., Term Loan, 1st Lien
6.480%, 11/09/2019	754	731
Endo Luxembourg Finance Company I S.à r.l., 2015 Incremental Term B Loan,
3.750%, 09/26/2022	323	322
EnergySolutions, LLC (aka Envirocare of Utah, LLC), Term Advance, 1st Lien
6.750%, 05/29/2020	2,306	2,294
Epicor Software Corporation (fka Eagle Parent Inc.), Term B Loan, 1st Lien
4.750%, 06/01/2022	599	590
Equinox Holdings Inc., New Initial Term Loan, 1st Lien
5.000%, 01/31/2020	661	665
EWT Holdings III Corp. (fka WTG Holdings III Corp.), Incremental 2016 Term Loan, 1st Lien
5.500%, 01/15/2021	199	200
Eyemart Express LLC, Term Loan, 1st Lien
5.000%, 12/18/2021	925	927
EZE Software Group LLC, New Loan, 2nd Lien
7.250%, 04/05/2021	150	145
Fender Musical Instruments Corporation, Initial Loan, 1st Lien
5.750%, 04/03/2019	149	148
First Data Corporation, 2021 Extended Dollar Term Loan
4.530%, 03/24/2021	94	95
Fitness International, LLC, Term B Loan, 1st Lien
6.000%, 07/01/2020	675	674
Flakt Woods Group, Term Loan
0.000%, 03/20/2017	284	281
Flakt Woods, 2nd Lien Term Loan
4.750%, 03/20/2017 (C)	376	418
Flexera Software LLC (fka Flexera Software, Inc.), Term Loan, 2nd Lien
8.000%, 04/02/2021	150	147
Gates Global LLC, Initial Dollar Term Loan, 1st Lien
4.250%, 07/06/2021 (H)	1,185	1,167
Getty Images, Inc., Initial Term Loan, 1st Lien
4.750%, 10/18/2019	2,664	2,222

236	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Global Payments Inc., Heartland Incremental Term B Loan,
4.020%, 04/22/2023 (B)	$125	$126
Globallogic Holdings Inc., Term Loan, 1st Lien
6.250%, 06/02/2019	292	291
GOBP Holdings Inc., Initial Term Loan, 1st Lien
5.000%, 10/21/2021	995	992
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan, 1st Lien
6.000%, 11/04/2020	875	851
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan, 2nd Lien
9.250%, 11/04/2021	100	92
Gypsum Holdings III Corp., Term Loan Retired 09/27/2016, 1st Lien
4.750%, 04/01/2021	1,104	1,100
Hardware Holdings, Cov-Lite, 1st Lien Term Loan
6.750%, 03/30/2020 (E)	980	956
Hi-Crush Partners, LP, 1st Lien
4.750%, 04/28/2021	597	541
Hoffmaster Group, Inc., Initial Term Loan, 1st Lien
5.250%, 05/09/2020	733	733
Hyperion Insurance Group Limited, Initial Term Loan, 1st Lien
5.500%, 04/29/2022	300	293
IHC Holding, Term Loan, 1st Lien
7.000%, 04/30/2021 (C)	1,234	1,220
Implus Footcare, Term Loan
7.250%, 04/30/2021 (C)	239	237
Infor (US), Inc. (fka Lawson Software Inc.) , Tranche B-5 Term Loan, 1st Lien
3.750%, 06/03/2020	268	266
Insight Fourth Hospitality, Term Loan, 1st Lien
7.250%, 07/15/2021 (C)	1,000	1,282
Intelsat Jackson Holdings S.A., Term Loan, Tranche B-2, 1st Lien
3.750%, 06/30/2019 (B)	975	926
Intrawest Holdings
4.500%, 12/10/2018 (C)(G)	157	–
0.375%, 12/10/2018 (C)(G)	43	–
Invenergy Thermal Opearting I LLC, Term Loan, 1st Lien
6.500%, 10/19/2022	1,450	1,384
iStar Inc., Term Loan, 1st Lien
5.500%, 07/01/2020	1,000	1,009
J. Crew Group, Inc., Initial Loan, 1st Lien
4.000%, 03/05/2021	2,474	1,959
Jacobs Entertainment, Inc., Replacement Tranche B Loan, 1st Lien
5.250%, 10/29/2018	371	371

Description	Face Amount (Thousands)		Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Jazz Acquisition, Inc., Revolving Loan, 1st Lien
4.040%, 06/19/2019	$90	$	80
Landesk Software, Term Loan
5.500%, 09/16/2022	550		554
Lanyon Solutions, Inc. (Lanyon, Inc.), Term Loan, 1st Lien
5.500%, 11/13/2020	463		460
Learning Care Group (US) No. 2 Inc., Term Loan, 1st Lien
5.000%, 05/05/2021	1,435		1,432
Level 3 Financing, Inc. Term Loan, Tranche B-II 2022
3.500%, 05/31/2022	250		251
Lineage Logistics, LLC, Term Loan, 1st Lien
4.500%, 04/07/2021	2,126		2,099
Lions Gate Entertainment Corp., Term Loan, 2nd Lien
5.000%, 03/17/2022	550		559
LPL Holdings, Inc., Term Loan, 2022 Tranche B
4.750%, 11/21/2022	794		798
Magic Newco, LLC, Term Loan, 2nd Lien
12.000%, 06/12/2019	350		368
Match Group, Inc. (fka The Match Group, Inc.), Term B-1 Loan, 1st Lien
5.500%, 11/16/2022	512		514
Mavis Tire Supply, Term Loan
6.250%, 11/02/2020 (C)(E)	1,481		1,464
McGraw-Hill Global Education Holdings, LLC, Term B Loan
5.000%, 05/04/2022	154		155
MEG Energy Corp., New Term Loan, 1st Lien
3.750%, 03/31/2020 (H)	1,317		1,226
Men’s Wearhouse, Inc., Term Loan, Tranche B, 1st Lien
4.500%, 06/18/2021 (H)	501		496
Mergermarket USA, Inc., 2014 Incremental Term Loan, 1st Lien
4.500%, 02/04/2021	731		720
MGM Growth Properties Operating Partnership L.P., Term B Loan, 1st Lien
4.000%, 04/25/2023	398		401
Micron Technology, Inc., Term Loan, 1st Lien
6.530%, 04/26/2022	1,172		1,184
Milacron LLC, Term Loan, 1st Lien
4.250%, 09/28/2020	150		151
MRP Generation Holdings, LLC (TPF), Term Loan B (2016)
7.000%, 10/18/2022 (H)	500		470
NaNa Development Corporation, Term Loan, 1st Lien
8.000%, 03/15/2018	108		101
Navistar, Inc., Term Loan, Tranche B 1st Lien
6.500%, 08/07/2020	993		994

SEI Institutional Managed Trust / Annual Report / September 30, 2016	237

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Neiman Marcus Group Inc., Other Term Loan, 1st Lien
4.250%, 10/25/2020	$2,557	$2,349
NEP/NCP Holdco, Inc., Amendment No. 4 Incremental Term Loan
4.250%, 01/22/2020	1,218	1,212
NEP/NCP Holdco, Inc., Term Loan, 2nd Lien
10.000%, 07/22/2020	575	576
NES Global Talent Finance US LLC, Term Loan, 1st Lien
6.500%, 10/03/2019	941	837
NVA Holdings, Inc., Incremental Term Loan, B-1
5.500%, 08/14/2021	119	120
NVA Holdings, Inc., Term Loan, 1st Lien
4.750%, 08/14/2021	898	897
Opal Acquisition, Inc., Term Loan B, 1st Lien
5.000%, 11/27/2020	853	797
Packers Holdings, LLC, Initial Term Loan, 1st Lien
4.750%, 12/02/2021	983	985
Panda Hummel Station, Term Loan B, 1st Lien
7.000%, 10/27/2022	200	192
Panda Temple Power II, LLC, Construction Term Loan Advance, 1st Lien
7.250%, 04/03/2019	347	317
Party City Holdings Inc. (Party City Corporation), Term Loan, 1st Lien
4.490%, 08/19/2022	99	100
Pelican Products, Inc., Term Loan, 1st Lien
5.250%, 04/10/2020	250	245
Pelican Products, Inc., Term Loan, 2nd Lien
9.250%, 04/09/2021	1,000	890
Phillips-Medisize Corporation, Initial Term Loan, 1st Lien
4.750%, 06/16/2021	489	488
Project Alpha Intermediate, Term Loan, 1st Lien
9.250%, 08/22/2022 (C)	900	883
Prolampac Intermediate Inc., Initial Term Loan,
5.750%, 08/18/2022	495	497
Prowler Acquisition Corp., Term Loan, 1st Lien
5.500%, 01/28/2020	267	195
Reddy Ice Corporation, Term Loan B, 1st Lien
6.750%, 05/01/2019	338	309
Reddy Ice Corporation, Term Loan B, 2nd Lien
10.750%, 11/01/2019	225	175
Rise Term Loan A
4.750%, 02/12/2039	2,516	2,485
Ryan, LLC, Term Loan, Tranche B , 1st Lien
6.750%, 08/07/2020	469	463

Description		Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
SBA Senior Finance II LLC, Incremental Term Loan, Tranche B-1, 1st Lien
3.340%, 03/24/2021	$	248	$248
Scientific Games International, Inc., Initial Term Loan B-2
6.000%, 10/01/2021		129	129
Scientific Games International, Inc., Initial Term Loan B-2, 1st Lien
6.000%, 10/01/2021		270	270
Sears Roebuck Acceptance Corp. (Kmart Corporation), Term Loan (2015), 1st Lien
5.500%, 06/30/2018		586	574
Sedgwick Claims Management Services, Inc., Initial Term Loan, 1st Lien
3.750%, 03/01/2021		273	271
Sedgwick Claims Management Services, Inc., New Loan
6.750%, 02/28/2022		125	123
Shearer’s Foods, LLC, Term Loan, 1st Lien
4.940%, 06/30/2021		273	271
Shearer’s Foods, LLC, Term Loan, 2nd Lien
7.750%, 06/30/2022		150	136
SIG Combibloc Holdings S.C.A. (fka Onex Wizard Acquisition Company II S.C.A.), Initial Dollar Term Loan, 1st Lien
4.000%, 03/11/2022		248	248
SIRVA Worldwide, Inc., Term Loan, 1st Lien
7.500%, 03/27/2019		662	655
Solera, LLC (Solera Finance, Inc.), Dollar Term Loan, 1st Lien
5.750%, 03/03/2023		846	854
Sparta Systems
6.500%, 07/28/2020 (C)		669	664
Spring Industries, Term Loan, 1st Lien
7.500%, 06/01/2021 (C)		600	587
SRS Distribution Inc., Loan, Tranche B-1, 1st Lien
5.250%, 08/25/2022		1,008	1,016
Stromboli Investissements, Second Lien 1 Facility, 2nd Lien
0.500%, 03/20/2017 (C)		–	35
Thermasys Corporation, Term Loan, 1st Lien
5.250%, 05/03/2019		345	277
TIBCO Software Inc., Term Loan, 1st Lien
6.500%, 12/04/2020 (E)		1,970	1,939
TMS International Corp., Term B Loan, 1st Lien
4.500%, 10/16/2020		383	375
Transdigm Inc., Term Loan, Tranche E, 1st Lien
3.750%, 05/14/2022		670	671
Travelport Finance (Luxembourg) S.à r.l., Term Loan B, 1st Lien
5.000%, 09/02/2021		1,923	1,931

238	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
TSAM Delaware
7.750%, 09/12/2019 (C)	$421	$419
U.S. Renal Care, Inc., Initial Term Loan
5.250%, 12/30/2022	372	357
Univar USA Inc., Initial Dollar Term Loan
4.250%, 07/01/2022	347	348
US Foods, Inc. (aka U.S. Foodservice, Inc.), Initial Term Loan, 1st Lien
4.000%, 06/27/2023	621	626
Valeant Pharmaceuticals International Inc., Delayed Draw F-1, Term Loan B, 1st Lien
5.500%, 04/01/2022 (H)	1,115	1,118
Vencore, Inc. (fka SI Organization, Inc., The), Initial Term Loan, 1st Lien
5.750%, 11/23/2019	804	807
Violin Finco S.A.R.L., Term Loan, 1st Lien
5.750%, 12/20/2019	283	278
Vouvray US Finance LLC, Initial Term Loan, 1st Lien
4.750%, 06/25/2021	491	491
Wencor, Cov-Lite, Revolving Credit 1st Lien Term Loan
0.500%, 06/19/2019 (G)	346	38
Ziggo B.V., US$ B1 Facility, 1st Lien
3.650%, 01/15/2022	148	148
Ziggo B.V., US$ B2 Facility, 1st Lien
3.650%, 01/15/2022	80	80
Ziggo B.V., US$ B3 Facility, 1st Lien
3.700%, 01/15/2022	27	27
Ziggo, Term Loan B1, 1st Lien
3.650%, 01/15/2022	8	8

Total Loan Participations (Cost $109,790) ($ Thousands)		109,316

	Shares
COMMON STOCK — 10.2%

Consumer Discretionary — 1.2%
Advance Auto Parts	294	44
Amazon.com, Cl A *	1,537	1,287
Autonation *	202	10
Autozone *	117	90
Bed Bath & Beyond	469	20
Best Buy	921	35
BorgWarner	699	25
CarMax *	775	41
Carnival	1,728	84
CBS, Cl B	1,635	90
Cengage Learning Holdings II *	5,114	111
Charter Communications, Cl A *	852	230
Chipotle Mexican Grill, Cl A *	117	50
Coach	1,113	41
Comcast, Cl A	9,377	622

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Darden Restaurants	465	$28
Delphi Automotive	1,079	77
Discovery Communications, Cl A *	406	11
Discovery Communications, Cl C *	778	20
Dollar General	1,114	78
Dollar Tree *	927	73
DR Horton	1,323	40
Expedia	466	54
Foot Locker, Cl A	551	37
Ford Motor	15,217	184
Gap	712	16
Garmin	386	19
General Motors	5,468	174
Genuine Parts	593	60
Goodyear Tire & Rubber	836	27
H&R Block	703	16
Hanesbrands	1,219	31
Harley-Davidson, Cl A	728	38
Harman International Industries, Cl A	228	19
Hasbro	463	37
Home Depot	4,825	621
Interpublic Group	1,621	36
Johnson Controls International	3,728	173
Kohl’s	589	26
L Brands	999	71
Leggett & Platt	439	20
Lennar, Cl A	608	26
LKQ *	1,228	43
Lowe’s	3,448	249
Macy’s	1,230	46
Marriott International, Cl A	1,294	87
Mattel	1,361	41
McDonald’s	3,343	386
Michael Kors Holdings *	713	33
Mohawk Industries *	254	51
NetFlix *	1,673	165
Newell Brands, Cl B	1,794	94
News, Cl A	1,254	18
News, Cl B	450	6
Nike, Cl B	5,178	273
Nordstrom	377	19
Omnicom Group	937	80
O’Reilly Automotive *	378	106
Priceline Group *	193	284
PulteGroup	1,032	21
PVH	263	29
Ralph Lauren, Cl A	168	17
Ross Stores	1,578	101
Royal Caribbean Cruises	670	50
Scripps Networks Interactive, Cl A	303	19
Signet Jewelers	231	17
Staples	2,024	17

SEI Institutional Managed Trust / Annual Report / September 30, 2016	239

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Starbucks	5,695	$308
Target, Cl A	2,301	158
TEGNA	592	13
Tiffany	358	26
Time Warner	3,061	244
TJX	2,577	193
Tractor Supply	534	36
TripAdvisor *	361	23
Twenty-First Century Fox ADR, Cl A	4,297	104
Twenty-First Century Fox, Cl B	1,724	43
Ulta Salon Cosmetics & Fragrance *	247	59
Under Armour, Cl A *	544	21
Under Armour, Cl C *	547	18
Urban Outfitters *	276	10
VF	1,314	74
Viacom, Cl B	1,375	52
Walt Disney	5,791	538
Whirlpool	302	49
Wyndham Worldwide	454	31
Wynn Resorts	258	25
Yum! Brands	1,465	133
		9,202

Consumer Staples — 1.0%
Altria Group	7,593	480
Archer-Daniels-Midland	2,307	97
Brown-Forman, Cl B	808	38
Campbell Soup	718	39
Church & Dwight	1,022	49
Clorox	512	64
Coca-Cola	15,100	639
Colgate-Palmolive	3,475	258
ConAgra Foods	1,720	81
Constellation Brands, Cl A	691	115
Costco Wholesale	1,704	260
CVS Health	4,171	371
Dr Pepper Snapple Group	734	67
Estee Lauder, Cl A	877	78
General Mills	2,321	148
Hershey	557	53
Hormel Foods	1,086	41
JM Smucker	473	64
Kellogg	993	77
Kimberly-Clark	1,405	177
Kraft Heinz	2,322	208
Kroger	3,737	111
McCormick	461	46
Mead Johnson Nutrition, Cl A	739	59
Molson Coors Brewing, Cl B	727	80
Mondelez International, Cl A	6,040	265
Monster Beverage *	554	81
PepsiCo	5,603	610

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Philip Morris International	6,017	$585
Procter & Gamble	10,428	936
Reynolds American	3,232	152
SYSCO, Cl A	2,056	101
Tyson Foods, Cl A	1,183	89
Walgreens Boots Alliance	3,362	271
Wal-Mart Stores	5,929	428
Whole Foods Market	1,039	29
		7,247

Energy — 0.8%
Anadarko Petroleum, Cl A	2,002	127
Apache	1,493	95
Baker Hughes	1,723	87
Breitburn Energy Partners *(C)	62,847	10
Cabot Oil & Gas	1,858	48
Chesapeake Energy *	2,296	14
Chevron	7,307	752
Cimarex Energy	378	51
Concho Resources *	550	76
ConocoPhillips	4,826	210
Devon Energy	2,061	91
EOG Resources	2,146	208
EQT	690	50
Exxon Mobil	16,192	1,413
FMC Technologies *	945	28
Halliburton	3,357	150
Helmerich & Payne	337	23
Hess	1,046	56
Kinder Morgan	7,570	175
Marathon Oil	3,373	53
Marathon Petroleum	2,085	85
Murphy Oil	473	14
National Oilwell Varco, Cl A	1,501	55
Newfield Exploration *	630	27
Noble Energy	1,700	61
Occidental Petroleum	2,974	217
Oneok	859	44
Phillips 66	1,756	141
Pioneer Natural Resources	641	119
Range Resources	779	30
Schlumberger, Cl A	5,395	424
Southwestern Energy *	1,617	22
Spectra Energy	2,688	115
Tesoro	385	31
Titan Energy *	13,743	406
Transocean	908	10
Valero Energy	1,844	98
Williams	2,699	83
		5,699

240	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Financials — 1.5%
Affiliated Managers Group *	219	$32
Aflac	1,622	117
Allstate	1,470	102
American Express	3,054	195
American International Group	3,997	237
Ameriprise Financial	657	66
Aon	1,038	117
Arthur J. Gallagher	570	29
Assurant	193	18
Bank of America	39,844	624
Bank of New York Mellon	4,204	168
BB&T	3,215	121
Berkshire Hathaway, Cl B *	7,416	1,072
BlackRock	491	178
California Republic Bancorp *	48,000	1,784
Capital One Financial	2,003	144
Charles Schwab	4,703	148
Chubb	1,809	227
Cincinnati Financial	592	45
Citigroup	11,388	538
Citizens Financial Group	2,109	52
CME Group	1,324	138
Comerica	566	27
Discover Financial Services	1,620	92
E*Trade Financial *	923	27
Fifth Third Bancorp	3,046	62
Franklin Resources	1,466	52
Goldman Sachs Group	1,504	243
Hartford Financial Services Group	1,559	67
Huntington Bancshares	4,418	44
Intercontinental Exchange	466	126
Invesco	1,664	52
JPMorgan Chase	14,172	944
KeyCorp	4,310	52
Legg Mason	369	12
Leucadia National	1,070	20
Lincoln National	957	45
Loews	1,072	44
M&T Bank	628	73
Marsh & McLennan	2,039	137
MetLife	4,288	190
Moody’s	668	72
Morgan Stanley	5,895	189
Nasdaq, Cl A	354	24
Navient	961	14
Northern Trust	851	58
People’s United Financial	856	13
PNC Financial Services Group	1,949	176
Principal Financial Group, Cl A	1,074	55
Progressive	2,300	72
Prudential Financial	1,729	141

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Regions Financial	5,055	$50
S&P Global	1,036	131
State Street	1,455	101
SunTrust Banks	1,974	86
Synchrony Financial	3,280	92
T. Rowe Price Group	982	65
Torchmark, Cl A	340	22
Travelers	1,144	131
Unum Group	963	34
US Bancorp	6,313	271
Wells Fargo	17,748	786
Willis Towers Watson	548	73
XL Group	1,145	38
Zions Bancorporation	859	27

		11,182

Health Care — 1.4%
Abbott Laboratories	5,718	242
AbbVie	6,280	396
Aetna, Cl A	1,369	158
Agilent Technologies	1,299	61
Alexion Pharmaceuticals *	878	107
Allergan *	1,536	354
AmerisourceBergen	726	59
Amgen, Cl A	2,915	486
Anthem	1,029	129
Baxter International	1,947	93
Becton Dickinson	830	149
Biogen *	852	267
Boston Scientific *	5,312	127
Bristol-Myers Squibb	6,485	350
C.R. Bard	290	65
Cardinal Health	1,278	99
Celgene, Cl A *	3,010	315
Centene *	681	46
Cerner *	1,187	73
Cigna	1,004	131
Cooper, Cl A	190	34
DaVita HealthCare Partners *	653	43
DENTSPLY SIRONA	931	55
Edwards Lifesciences, Cl A *	832	100
Eli Lilly	3,777	303
Endo International *	597	12
Express Scripts Holding *	2,468	174
Gilead Sciences	5,172	409
HCA Holdings *	1,185	90
Henry Schein *	327	53
Hologic *	977	38
Humana	585	103
Illumina *	578	105
Intuitive Surgical *	149	108
Johnson & Johnson	10,656	1,259

SEI Institutional Managed Trust / Annual Report / September 30, 2016	241

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Laboratory Corp of America Holdings *	407	$56
Mallinckrodt *	347	24
McKesson	878	146
Medtronic	5,458	472
Merck	10,734	670
Mettler Toledo International *	100	42
Mylan *	1,774	67
Patterson	243	11
PerkinElmer	309	17
Perrigo	571	53
Pfizer	23,510	796
Quest Diagnostics	565	48
Regeneron Pharmaceuticals *	305	123
St. Jude Medical	1,118	89
Stryker	1,229	143
Thermo Fisher Scientific	1,532	244
UnitedHealth Group	3,690	517
Universal Health Services, Cl B	359	44
Varian Medical Systems *	384	38
Vertex Pharmaceuticals *	972	85
Waters *	322	51
Zimmer Biomet Holdings	782	102
Zoetis, Cl A	1,966	102
		10,533

Industrials — 1.0%
3M	2,355	415
Acuity Brands	175	46
Alaska Air Group	400	26
Allegion	276	19
American Airlines Group	2,091	77
Ametek	933	45
Boeing	2,277	300
C.H. Robinson Worldwide	573	40
Caterpillar, Cl A	2,277	202
Cintas	348	39
CSX	3,751	114
Cummins	625	80
Danaher, Cl A	2,337	183
Deere	1,174	100
Delta Air Lines, Cl A	3,025	119
Dover	620	46
Dun & Bradstreet	101	14
Eaton	1,794	118
Emerson Electric	2,516	137
Equifax	472	64
Expeditors International of Washington	733	38
Fastenal, Cl A	1,151	48
FedEx	975	170
Flowserve	405	20
Fluor	446	23
Fortive	1,187	60

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fortune Brands Home & Security	500	$29
General Dynamics	1,121	174
General Electric	35,007	1,037
Honeywell International	2,962	345
Illinois Tool Works	1,264	152
Ingersoll-Rand	1,018	69
Jacobs Engineering Group *	348	18
JB Hunt Transport Services	362	29
Kansas City Southern	433	40
L-3 Communications Holdings	308	46
Lockheed Martin	988	237
Masco	1,329	46
Nielsen Holdings	1,424	76
Norfolk Southern	1,161	113
Northrop Grumman	705	151
PACCAR	1,381	81
Parker-Hannifin, Cl A	533	67
Pentair	721	46
Pitney Bowes	554	10
Quanta Services *	532	15
Raytheon	1,159	158
Republic Services	947	48
Robert Half International	380	14
Rockwell Automation	516	63
Rockwell Collins	521	44
Roper Technologies	400	73
Ryder System	144	10
Snap-on	187	28
Southwest Airlines, Cl A	2,511	98
Stanley Black & Decker	593	73
Stericycle, Cl A *	250	20
Textron	1,076	43
TransDigm Group *	210	61
Union Pacific	3,270	319
United Continental Holdings *	1,179	62
United Parcel Service, Cl B	2,685	294
United Rentals *	302	24
United Technologies	3,025	307
Verisk Analytics, Cl A *	617	50
Waste Management	1,621	103
WW Grainger	225	50
Xylem	564	30
		7,296

Information Technology — 2.1%
Accenture, Cl A	2,427	297
Activision Blizzard	2,701	120
Adobe Systems *	1,950	212
Akamai Technologies *	717	38
Alliance Data Systems	235	50
Alphabet, Cl A *	1,152	927
Alphabet, Cl C *	1,145	890

242	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Amphenol, Cl A	1,216	$79
Analog Devices	1,212	78
Apple	21,029	2,377
Applied Materials	4,268	129
Autodesk, Cl A *	788	57
Automatic Data Processing	1,779	157
Broadcom	1,553	268
CA	1,188	39
Cisco Systems	19,510	619
Citrix Systems *	617	53
Cognizant Technology Solutions, Cl A *	2,370	113
Corning, Cl B	4,226	100
CSRA	385	10
eBay *	4,138	136
Electronic Arts *	1,185	101
F5 Networks, Cl A *	271	34
Facebook, Cl A *	9,073	1,164
Fidelity National Information Services, Cl B	1,302	100
First Solar *	218	9
Fiserv, Cl A *	875	87
Flir Systems	394	12
Global Payments	616	47
Harris	499	46
Hewlett Packard Enterprise	6,498	148
HP	6,720	104
Intel	18,314	691
International Business Machines	3,427	544
Intuit	1,003	110
Juniper Networks	1,430	34
KLA-Tencor	624	44
Lam Research	634	60
Linear Technology	950	56
MasterCard, Cl A	3,772	384
Microchip Technology	855	53
Micron Technology *	4,107	73
Microsoft	30,442	1,753
Motorola Solutions	634	48
NetApp	936	33
Nvidia	1,987	136
Oracle, Cl B	11,781	463
Paychex	1,265	73
PayPal Holdings *	4,306	177
Qlik *(C)	3,600	4
Qlik, Cl A *(C)	56	56
Qlik, Cl B *(C)	13,812	—
Qorvo *	400	22
Qualcomm	5,708	391
Red Hat *	722	58
salesforce.com *	2,484	177
Seagate Technology	1,214	47
Skyworks Solutions	757	58
Symantec, Cl A	2,433	61

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TE Connectivity	1,408	$91
Teradata *	402	13
Texas Instruments	3,907	274
Total System Services	530	25
VeriSign *	283	22
Visa, Cl A	7,389	611
Western Digital	1,122	66
Western Union	1,566	33
Xerox	3,050	31
Xilinx	1,010	55
Yahoo! *	3,416	147

		15,575

Materials — 0.3%
Air Products & Chemicals	857	129
Albemarle	370	32
Alcoa	5,230	53
Avery Dennison	291	23
Ball	691	56
CF Industries Holdings	718	17
Dow Chemical, Cl A	4,373	227
E.I. Du Pont de Nemours	3,401	228
Eastman Chemical	598	40
Ecolab	1,033	126
FMC	378	18
Freeport-McMoRan, Cl B	5,269	57
International Flavors & Fragrances	319	46
International Paper	1,622	78
LyondellBasell Industries, Cl A	1,340	108
Martin Marietta Materials, Cl A	253	45
Mirabela Nickel *(C)	597,236	—
Monsanto	1,704	174
Mosaic	1,406	34
Newmont Mining	2,086	82
Nucor	1,259	63
Owens-Illinois *	471	9
PPG Industries	1,044	108
Praxair	1,116	135
Sealed Air	794	36
Sherwin-Williams, Cl A	309	85
Vulcan Materials	528	60
WestRock	1,010	49

		2,118

Real Estate — 0.3%
American Tower, Cl A ‡	1,656	188
Apartment Investment & Management, Cl A ‡	493	23
AvalonBay Communities ‡	539	96
Boston Properties ‡	605	82
CBRE Group, Cl A *	1,180	33
Crown Castle International ‡	1,319	124
Digital Realty Trust, Cl A ‡	583	57

SEI Institutional Managed Trust / Annual Report / September 30, 2016	243

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Equinix ‡	273	$98
Equity Residential ‡	1,436	92
Essex Property Trust ‡	260	58
Extra Space Storage ‡	502	40
Federal Realty Investment Trust ‡	284	44
General Growth Properties ‡	2,305	63
HCP ‡	1,844	70
Host Hotels & Resorts ‡	2,973	46
Iron Mountain ‡	1,005	38
Kimco Realty ‡	1,673	48
Macerich ‡	506	41
ProLogis ‡	2,060	110
Public Storage ‡	577	129
Realty Income ‡	1,019	68
Simon Property Group ‡	1,204	249
SL Green Realty ‡	400	43
UDR ‡	1,074	39
Ventas ‡	1,328	94
Vornado Realty Trust ‡	701	71
Welltower ‡	1,400	105
Weyerhaeuser ‡	2,937	94

		2,243

Telecommunication Services — 0.3%
AT&T	23,856	969
CenturyTel	2,163	59
Frontier Communications	3,318	14
Level 3 Communications *	1,152	54
Verizon Communications	15,801	821

		1,917

Utilities — 0.3%
AES	2,134	27
Alliant Energy	934	36
Ameren	968	48
American Electric Power	1,923	123
American Water Works	707	53
Centerpoint Energy	1,731	40
CMS Energy	1,114	47
Consolidated Edison	1,196	90
Dominion Resources	2,404	179
DTE Energy	710	66
Duke Energy	2,684	215
Edison International	1,280	93
Entergy	710	54
Eversource Energy	1,254	68
Exelon	3,609	120
FirstEnergy	1,688	56
NextEra Energy	1,797	220
NiSource	1,333	32
NRG Energy	935	11
PG&E	1,942	119

Description		Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pinnacle West Capital		449	$34
PPL		2,661	92
Public Service Enterprise Group		1,991	83
SCANA		573	41
Sempra Energy		931	100
Southern		3,852	198
WEC Energy Group		1,245	75
Xcel Energy		2,000	82

			2,402

Total Common Stock (Cost $70,121) ($ Thousands)			75,414

	Face Amount (Thousands)
SOVEREIGN DEBT — 9.9%
Abu Dhabi Government International Bond
3.125%, 05/03/2026		850	888
2.125%, 05/03/2021		200	201
Angolan Government International Bond
9.500%, 11/12/2025		420	417
Argentine Republic Government International Bond
8.280%, 12/31/2033		112	125
7.820%, 12/31/2033	EUR	199	247
7.500%, 04/22/2026 (A)		$1,160	1,308
7.125%, 07/06/2036 (A)		400	424
6.875%, 04/22/2021 (A)		260	283
6.625%, 07/06/2028 (A)		150	159
2.500%, 12/31/2038 (D)		320	227
0.000%, 12/15/2035 (B)	EUR	1,060	124
Armenia International Bond
7.150%, 03/26/2025		$200	213
Brazilian Government International Bond
4.250%, 01/07/2025		210	209
2.625%, 01/05/2023		1,390	1,286
Bulgaria Government International Bond
3.125%, 03/26/2035	EUR	170	199
3.000%, 03/21/2028		360	442
2.950%, 09/03/2024		830	1,038
2.625%, 03/26/2027		100	121
Chile Government International Bond
3.125%, 01/21/2026		$1,220	1,295
Colombia Government International Bond
4.500%, 01/28/2026		1,810	1,996
3.875%, 03/22/2026	EUR	530	674
2.625%, 03/15/2023		$860	848
Costa Rica Government International Bond
7.158%, 03/12/2045		880	948
7.000%, 04/04/2044		400	427
5.625%, 04/30/2043		400	366
Croatia Government International Bond
3.000%, 03/11/2025	EUR	190	218

244	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Dominican Republic International Bond
6.875%, 01/29/2026		$1,060	$1,227
6.850%, 01/27/2045 (A)		2,450	2,744
6.850%, 01/27/2045		760	851
6.600%, 01/28/2024		300	338
5.875%, 04/18/2024		3,090	3,360
5.500%, 01/27/2025		220	233
Ecuador Government International Bond
10.750%, 03/28/2022		440	449
7.950%, 06/20/2024		690	618
El Salvador Government International Bond
7.650%, 06/15/2035		1,000	1,046
Gabon Government International Bond
6.950%, 06/16/2025		530	487
Ghana Government International Bond
8.125%, 01/18/2026		370	344
Guatemala Government Bond
5.750%, 06/06/2022		700	786
4.875%, 02/13/2028		210	227
4.500%, 05/03/2026 (A)		970	1,010
Honduras Government International Bond
7.500%, 03/15/2024		860	976
Hungary Government International Bond
7.625%, 03/29/2041		80	125
6.375%, 03/29/2021		540	626
6.250%, 01/29/2020		2,310	2,596
5.750%, 11/22/2023		750	883
5.375%, 02/21/2023		250	287
5.375%, 03/25/2024		80	93
4.125%, 02/19/2018		70	72
4.000%, 03/25/2019		30	31
Indonesia Government International Bond MTN
5.950%, 01/08/2046		211	267
5.875%, 01/15/2024		1,130	1,333
4.750%, 01/08/2026		2,270	2,535
4.625%, 04/15/2043		230	245
4.125%, 01/15/2025		300	320
3.750%, 06/14/2028 (A)	EUR	200	246
3.375%, 04/15/2023		$310	319
3.375%, 07/30/2025	EUR	900	1,094
2.625%, 06/14/2023 (A)		300	354
Ivory Coast Government International Bond
5.750%, 12/31/2032		$198	195
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045		250	312
5.125%, 07/21/2025		770	866
Kenya Government International Bond
6.875%, 06/24/2024 (A)		2,850	2,793
6.875%, 06/24/2024		300	294
Macedonia Government International Bond
5.625%, 07/26/2023 (A)	EUR	350	423

Description		Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
5.625%, 07/26/2023	EUR	350	$422
Mexican Bonos
7.750%, 11/23/2034	MXN	3,222	189
Mexico Cetes
4.397%, 10/20/2016 (I)		652,689	3,364
Mexico Government International Bond
4.000%, 10/02/2023		$2,670	2,853
3.625%, 03/15/2022		70	74
Mongolia Government International Bond MTN
5.125%, 12/05/2022		401	352
Nigeria Government International Bond
6.750%, 01/28/2021		207	209
6.375%, 07/12/2023		200	197
Oman Government International Bond
4.750%, 06/15/2026		200	201
Pakistan Government International Bond
8.250%, 09/30/2025		570	633
7.875%, 03/31/2036		130	128
Paraguay Government International Bond
6.100%, 08/11/2044		350	398
5.000%, 04/15/2026 (A)		440	476
4.625%, 01/25/2023		550	583
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/2026 (A)		330	358
Petrobras Global Finance
5.750%, 01/20/2020		320	330
4.875%, 03/17/2020		640	641
Petroleos Mexicanos MTN
6.875%, 08/04/2026		860	970
Philippine Government International Bond
5.500%, 03/30/2026		200	252
Romanian Government International Bond MTN
2.875%, 05/26/2028	EUR	230	280
Russian Foreign Bond - Eurobond
4.875%, 09/16/2023 (A)		$400	440
4.750%, 05/27/2026		1,600	1,725
4.500%, 04/04/2022 (A)		200	216
Sberbank of Russia Via SB Capital
5.500%, 02/26/2024 (B)		400	404
Serbia International Bond
7.250%, 09/28/2021		210	244
South Africa Government International Bond
5.875%, 05/30/2022		100	113
5.875%, 09/16/2025		760	861
5.500%, 03/09/2020		180	196
5.000%, 10/12/2046		240	240
4.875%, 04/14/2026		490	515
4.665%, 01/17/2024		190	201
Sri Lanka Government International Bond
6.850%, 11/03/2025		390	418
6.825%, 07/18/2026 (A)		450	484

SEI Institutional Managed Trust / Annual Report / September 30, 2016	245

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
SOVEREIGN DEBT (continued)
6.125%, 06/03/2025	$200	$204
5.875%, 07/25/2022	470	483
5.750%, 01/18/2022 (A)	200	204
Turkey Government International Bond
7.375%, 02/05/2025	560	662
7.000%, 06/05/2020	220	243
6.250%, 09/26/2022	1,271	1,395
5.750%, 03/22/2024	616	663
5.125%, 03/25/2022	200	208
4.875%, 10/09/2026	570	580
4.250%, 04/14/2026	200	196
Venezuela Government International Bond
7.750%, 10/13/2019	3,080	1,893
Vietnam Government International Bond
4.800%, 11/19/2024	200	212
Zambia Government International Bond
8.970%, 07/30/2027	1,350	1,332
8.970%, 07/30/2027	200	197
8.500%, 04/14/2024	400	393
5.375%, 09/20/2022	280	246

Total Sovereign Debt (Cost $68,761) ($ Thousands)		73,766

MORTGAGE-BACKED SECURITIES — 7.9%
Non-Agency Mortgage-Backed Obligations — 7.9%
Alliance Bancorp Trust, Ser 2007-OA1, Cl A1
0.764%, 07/25/2037 (B)	1,127	822
Alternative Loan Trust, Ser 2007-J2, Cl 1A1
6.500%, 07/25/2037	660	308
American Home Mortgage Assets Trust, Ser 2006-6, Cl A1A
0.715%, 12/25/2046 (B)	15	10
American Home Mortgage Assets Trust, Ser 2007-1, Cl A1
1.207%, 02/25/2047 (B)	4,841	2,869
American Home Mortgage Investment Trust, Ser 2006-1, Cl 12A1
0.924%, 03/25/2046 (B)	1,557	1,290
Bank of America Funding, Ser 2013-R1, Cl A5
0.714%, 11/03/2041 (A)(B)	4,500	4,100
BCAP Trust 2006-AA2, Ser 2006-AA2, Cl A1
0.695%, 01/25/2037 (B)	939	789
BCAP Trust 2007-AA2, Ser 2007-AA2, Cl 2A7
6.000%, 04/25/2037	1,092	958
Capmark Military Housing Trust, Ser 2007-AET2, Cl A
6.063%, 10/10/2052 (A)	975	984
CDGJ Commercial Mortgage Trust, Ser 2014-BXCH, Cl EPA
4.774%, 12/15/2027 (A)(B)	3,742	3,707

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust Series, Ser 2007-S5, Cl 1A3
6.000%, 07/25/2037	$1,632	$1,358
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M3
4.674%, 01/25/2025 (B)	700	741
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M3
5.525%, 12/25/2028 (B)	250	267
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA4, Cl M3
4.324%, 03/25/2029 (B)	300	302
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
4.775%, 01/25/2029 (B)	300	307
GE Business Loan Trust, Ser 2007-1, Cl C
0.974%, 04/16/2035 (A)(B)	1,475	1,295
GreenPoint Mortgage Funding Trust, Ser 2006-AR1, Cl A1A
0.814%, 02/25/2036 (B)	1,661	1,415
GreenPoint Mortgage Funding Trust, Ser 2007-AR1, Cl 1A1A
0.604%, 02/25/2047 (B)	82	82
GS Mortgage Securities Trust, Ser 2016-ICE2, Cl E
9.024%, 02/15/2033 (A)(B)	3,300	3,293
Lehman XS Trust, Ser 2006-10N, Cl 1A3A
0.734%, 07/25/2046 (B)	1,175	936
Lehman XS Trust, Ser 2006-16N, Cl A4A
0.714%, 11/25/2046 (B)	3,279	2,702
LSTAR Securities Investment Trust, Ser 2015-1, Cl A
2.494%, 01/01/2020 (A)(B)	3,612	3,566
LSTAR Securities Investment, Ser 2016-3, Cl A
2.528%, 09/01/2021 (A)(B)(C)	1,800	1,777
Luminent Mortgage Trust, Ser 2006-2, Cl A1A
0.725%, 02/25/2046 (B)	4,268	2,924
Morgan Stanley Re-REMIC Trust, Ser 2010-R5, Cl 4B
1.053%, 06/26/2036 (A)(B)	814	568
Mortgage Repurchase Agreement Financing Trust, Ser 2016-1, Cl A
1.618%, 09/10/2018 (A)(B)	1,150	1,150
Mortgage Repurchase Agreement Financing Trust, Ser 2016-2, Cl A
1.818%, 03/10/2019 (A)(B)	1,150	1,150
Motel 6 Trust, Ser 2015-MTL6, Cl E
5.279%, 02/05/2030 (A)	3,800	3,804
Nomura Resecuritization Trust, Ser 2012-1R, Cl A
0.964%, 08/27/2047 (A)(B)	1,772	1,735

246	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)		Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
1.313%, 03/26/2036 (A)(B)	$	1,010	$	958
RALI Series Trust, Ser 2006-QO2, Cl A2
0.795%, 02/25/2046 (B)		1,940		874
RALI Series Trust, Ser 2007-QO2, Cl A1
0.674%, 02/25/2047 (B)		1,558		886
Resource Capital, Ser 2015-CRE3, Cl D
4.530%, 03/15/2032 (A)(B)		1,000		967
Resource Capital, Ser 2015-CRE4, Cl B
3.530%, 08/15/2032 (A)(B)		1,000		893
SRERS Funding, Ser 2011-RS, Cl A1B1
0.763%, 05/09/2046 (A)(B)		1,066		1,047
SRERS Funding, Ser 2011-RS, Cl A1B2
0.763%, 05/09/2046 (A)(B)		1,500		898
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 2A1
0.824%, 10/25/2035 (B)		1,303		1,232
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR9, Cl 2A
1.347%, 11/25/2046 (B)		6,858		4,920
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
2.929%, 06/25/2035 (B)		568		581

				58,465

Total Mortgage-Backed Securities (Cost $59,612) ($ Thousands)				58,465

COMMERCIAL PAPER (I) — 3.8%
American Water Capital
0.690%, 10/03/2016 (A)		5,000		5,000
BAT International Finance
0.801%, 10/20/2016 (A)		4,500		4,498
General Mills
0.630%, 10/12/2016 (A)		5,000		4,999
Harley-Davidson Financial Services
0.671%, 10/19/2016 (A)		6,000		5,997
Nissan Motor Acceptance
0.660%, 10/17/2016 (A)		2,500		2,499
VF
0.650%, 10/27/2016 (A)		5,000		4,997

Total Commercial Paper (Cost $27,992) ($ Thousands)				27,990

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bonds
2.250%, 08/15/2046		390		383

Description		Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
1.625%, 06/30/2020	$	10,200	$10,422

Total U.S. Treasury Obligations (Cost $10,802) ($ Thousands)			10,805

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
FHLB DN
0.240%, 10/04/2016 (I)		3,500	3,500
0.210%, 10/21/2016 (I)		5,000	5,000

Total U.S. Government Agency Obligations (Cost $8,499) ($ Thousands)			8,500

MUNICIPAL BONDS — 0.4%
North Carolina — 0.2%
North Carolina State Education Assistance Authority, Ser A-3, RB
1.615%, 10/25/2041(B)		1,250	1,209

Puerto Rico — 0.2%
Commonwealth of Puerto Rico, Ser A, GO
8.000%, 07/01/2035(F)		410	268
Commonwealth of Puerto Rico, Ser B, GO Callable 07/01/2019 @ 100
6.000%, 07/01/2039(F)		35	22
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Ser Senior A, RB Callable 07/01/2018 @ 100
6.000%, 07/01/2038		55	42
5.000%, 07/01/2033		25	19
Puerto Rico Sales Tax Financing Sales Tax Revenue, Sub-Ser A, RB Callable 08/01/2019 @ 100
6.500%, 08/01/2044		1,020	561
6.000%, 08/01/2042		105	56
5.750%, 08/01/2037		510	270
5.500%, 08/01/2028		35	18
5.500%, 08/01/2037		90	48
5.375%, 08/01/2039		960	504
Puerto Rico Sales Tax Financing Sales Tax Revenue, Sub-Ser A-1, RB Callable 08/01/2021 @ 100
5.000%, 08/01/2043		40	21

SEI Institutional Managed Trust / Annual Report / September 30, 2016	247

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Puerto Rico Sales Tax Financing Sales Tax Revenue, Sub-Ser C, RB Callable 08/01/2020 @ 100
5.250%, 08/01/2041	$	30	$16

			1,845

Total Municipal Bonds (Cost $2,795) ($ Thousands)			3,054

		Shares

PREFERRED STOCK — 0.4%
Industrials — 0.4%
Seaspan, 6.375%		107,439	2,729

Other Asset-Backed Securities — 0.0%
GSC Partners Fund V, Ser 2004-5A, 0.000% *(A)(B)		1,800	—
GSC Partners Fund V, Ser 2004-5I, 0.000% *(B)		100	—

Total Preferred Stock (Cost $3,408) ($ Thousands)			2,729

		Face Amount (Thousands)

CONVERTIBLE BOND — 0.0%
Mirabela Nickel
9.500%, 06/24/2019 (A)(C)(E)(F)		167	47

Total Convertible Bond (Cost $168) ($ Thousands)			47

		Number of Warrants

WARRANT — 0.0%
Comstock Resources, Expires 06/15/2020 Strike Price $– *		1,857	14

Total Warrant (Cost $—) ($ Thousands)			14

Total Investments — 94.8% (Cost $699,829) ($ Thousands)			$702,542

		Contracts

WRITTEN OPTIONS(J) — (0.3)%
October 16 Calls on SPX, Expires 10/21/2016 Strike Price $2,155.00*		(124)	(413)
October 16 Calls on SPX, Expires 10/21/2016 Strike Price $2,120.00*		(124)	(749)

Description	Contracts	Market Value ($ Thousands)
WRITTEN OPTIONS(J) (continued)
October 16 Calls on SPX, Expires 10/21/2016 Strike Price $2,125.00*	(186)	$(1,060)

Total Written Options
(Premiums Received $1,800) ($ Thousands)		$(2,222)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	209	Dec-2016	$68
U.S. 10-Year Treasury Note	60	Dec-2016	30
U.S. 2-Year Treasury Note	73	Dec-2016	9
U.S. 5-Year Treasury Note	285	Dec-2016	106
U.S. Long Treasury Bond	19	Dec-2016	(28)
U.S. Ultra Long Treasury Bond	14	Dec-2016	(44)
U.S. Ultra Long Treasury Bond	18	Dec-2016	(9)

			$132

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/13/16-11/16/16	GBP	2,240	USD	2,973	$62
11/10/16-11/10/16	EUR	10,219	USD	11,525	20
10/13/16-11/10/16	EUR	1,302	USD	1,463	(3)
10/13/16-10/20/16	MXN	69,134	USD	3,697	132
12/21/16	USD	1,280	MXN	25,463	24

					$235

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Bank of America	$(3,508)	$3,551	$43
Barclays PLC	(3,328)	3,446	118
Brown Brothers Harriman	(12,643)	12,686	43
Citigroup	(143)	143	—
Credit Suisse First Boston	(114)	114	—
JPMorgan Chase Bank	(991)	1,022	31

			$235

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

248	SEI Institutional Managed Trust / Annual Report / September 30, 2016

A list of the open OTC swap agreements held by the Fund at September 30, 2016 is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Bank of America	U.S. Treasury Note 1.500%	0.20%	Asset Return	12/08/16	$307	$30,414
Bank of America	U.S. Treasury Note 1.500%	0.20%	Asset Return	12/08/16	(30,569)	(30,573)
Goldman Sachs	German Bund 8/15/26	-1.25%	Asset Return	12/08/16	24,854	27,909
Goldman Sachs	German Bund 8/15/26	-1.25%	Asset Return	12/08/16	(246)	(27,989)

						$(239)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($Thousands)
Bank of America	2.70%	3 Month USD - LIBOR	07/18/23	$600	$(62)
Bank of America	1.56%	3 Month USD - LIBOR	07/03/18	7,150	(133)
Barclays Bank PLC	1.50%	6 Month USD - LIBOR	12/21/26	170	(1)
Barclays Bank PLC	0.25%	6 Month EUR -LIBOR	12/21/21	1,720	(5)
BNP Paribas	0.50%	6 Month EUR -LIBOR	12/21/23	4,300	(22)
Credit Suisse	1.75%	3 Month USD - LIBOR	12/21/26	1,300	(11)
Deutsche Bank	28-Day MXN - TIIE	6.0%	03/03/27	26,230	(16)
Deutsche Bank	0.00%	6 Month EUR -LIBOR	12/21/18	1,880	(1)
Goldman Sachs	0.61%	1-DAY FED FUNDS	01/31/18	188,500	22
Merrill Lynch	0.60%	1-DAY FED FUNDS	01/31/18	188,500	45
Morgan Stanley	0.75%	6 Month EUR -LIBOR	12/21/26	2,540	(33)
Morgan Stanley	6 Month PZL - WIBOR	1.61%	09/21/18	19,360	(10)

					$(227)

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $741,420 ($ Thousands).

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $295,129 ($ Thousands), representing 39.8% of the net assets of the Fund.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.
(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2016 was $14,909 ($ Thousands) and represented 2.0% of Net Assets.
(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2016. The coupon on a step bond changes on a specified date.
(E)	Securities considered illiquid. The total value of such securities as of September 30, 2016 was $9,928 ($ Thousands) and represented 1.3% of Net Assets (Unaudited).
(F)	Security is in default on interest payment.
(G)	Unfunded bank loan.
(H)	Unsettled bank loan. Interest rate not available.
(I)	The rate reported is the effective yield at the time of purchase.
(J)	For the year ended September 30, 2016, the total amount of open purchased swaptions, written options and written swaptions, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

ADR — American Depositary Receipt

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

EUR — Euro

EURIBOR — Euro InterBank Rate

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

GO — General Obligation

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

OTC — Over the Counter

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zloty

RB — Revenue Bond

RE-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

S&P— Standard & Poor’s

Ser — Series

TIIE — Interbank Equilibrium Interest Rate

USD — U.S. Dollar

WIBOR — Warsaw Interbank Offered Rate

SEI Institutional Managed Trust / Annual Report / September 30, 2016	249

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Income Fund (Concluded)

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$186,887	$2,560	$189,447
Corporate Obligations	–	139,548	3,447	142,995
Loan Participations	–	101,160	8,156	109,316
Common Stock	75,343	–	71	75,414
Sovereign Debt	–	73,766	–	73,766
Mortgage-Backed Securities	–	56,688	1,777	58,465
Commercial Paper	–	27,990	–	27,990
U.S. Treasury Obligations	–	10,805	–	10,805
U.S. Government Agency Obligations	–	8,500	–	8,500
Municipal Bonds	–	3,054	–	3,054
Preferred Stock	2,729	–	–	2,729
Convertible Bond	–	–	47	47
Warrant	–	–	14	14

Total Investments in Securities	$78,072	$608,398	$16,072	$702,542

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(2,222)	$—	$—	$(2,222)
Futures Contracts *
Unrealized Appreciation	213	—	—	213
Unrealized Depreciation	(81)	—	—	(81)
Forwards Contracts *
Unrealized Appreciation	—	238	—	238
Unrealized Appreciation	—	(3)	—	(3)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	—	58,323	—	58,323
Unrealized Depreciation	—	(58,562)	—	(58,562)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	67	—	67
Unrealized Depreciation	—	(294)	—	(294)

Total Other Financial Instruments	$(2,090)	$(231)	$—	$(2,321)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Asset- Backed Securities	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Common Stock	Investments in Mortgage-Backed Securities	Investments in Convertible Bonds	Investments in Warrants
Balance as of September 30, 2015	$2,970	$4,185	$8,925	$315	$–	$47	$–
Accrued discounts/premiums	–	(3)	27	–	–	–	–
Realized gain/(loss)	–	(186)	273	–	–	–	–
Change in unrealized appreciation/ depreciation	53	(70)	(260)	(323)	3	(15)	–
Purchases	989	–	2,150	79	1,774	15	14
Sales	(72)	(645)	(816)	–	–	–	–
Net transfer into Level 3	–	166	36	–	–	–	–
Net transfer out of Level 3	(1,380)	–	(2,179)	–	–	–	–

Ending Balance as of September 30, 2016	$2,560	$3,447	$8,156	$71	$1,777	$47	$14

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(601)	$(171)	$(56)	$(324)	$3	$(15)	$14

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

250	SEI Institutional Managed Trust / Annual Report / September 30, 2016

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 67.7%
U.S. Treasury Bill
0.456%, 12/01/2016 (A)(B)(I)	$96,500	$96,471
0.348%, 11/10/2016 (A)(B)(I)	54,400	54,389
0.306%, 10/20/2016 (A)(B)(I)	38,000	37,998
U.S. Treasury Inflation Protected Securities
2.125%, 01/15/2019 (H)	39,183	41,730
1.375%, 01/15/2020 (H)	60,817	64,577
1.250%, 07/15/2020	59,355	63,420
0.625%, 07/15/2021	140,695	147,737
0.125%, 04/15/2018 (H)	27,142	27,438
0.125%, 04/15/2019 (H)	111,378	113,274
0.125%, 04/15/2020 (H)(J)	82,948	84,580

Total U.S. Treasury Obligations (Cost $725,644) ($ Thousands)		731,614

	Shares

COMMON STOCK — 27.1%

Consumer Discretionary — 0.0%
Scholastic, Cl B	800	31

Consumer Staples — 4.3%
Altria Group (K)	104,500	6,608
Campbell Soup (K)	49,700	2,719
Clorox	5,500	689
Coca-Cola	13,400	567
CVS Health (K)	31,400	2,794
Dean Foods	316,700	5,194
Dr Pepper Snapple Group (K)	25,900	2,365
Energizer Holdings	1,900	95
Fresh Del Monte Produce	8,000	479
Herbalife *	12,400	769
Ingredion	2,900	386
Medifast	10,800	408
Mondelez International, Cl A	51,700	2,270
Natural Health Trends	1,800	51
Nu Skin Enterprises, Cl A	20,300	1,315
Omega Protein *	19,000	444
PepsiCo	20,400	2,219
Philip Morris International	600	58
Post Holdings *	10,900	841
Procter & Gamble	39,400	3,536
Sanderson Farms	9,600	925

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SpartanNash	3,400	$99
SYSCO, Cl A	38,900	1,907
Tyson Foods, Cl A	87,600	6,541
Universal	18,600	1,083
Walgreens Boots Alliance	1,800	145
Wal-Mart Stores	30,800	2,221

		46,728

Energy — 7.1%
Antero Resources *	70,000	1,886
Atwood Oceanics, Cl A	22,900	199
Cabot Oil & Gas	39,600	1,022
Chesapeake Energy *	179,500	1,125
Chevron (K)	44,290	4,558
Contango Oil & Gas *	21,800	223
DHT Holdings	504,900	2,115
Diamond Offshore Drilling (K)	155,700	2,742
Energen	8,200	473
Exxon Mobil (K)	180,530	15,757
Gener8 Maritime *	39,600	203
Hallador Energy	43,600	344
McDermott International *	188,000	942
Natural Gas Services Group *	1,800	44
PDC Energy, Cl A *	600	40
PHI *	9,700	176
Pioneer Natural Resources	27,900	5,180
REX American Resources *	13,400	1,136
Rowan, Cl A	307,400	4,660
Schlumberger, Cl A (K)	49,000	3,853
Southwestern Energy *	418,300	5,789
Tesoro (K)	75,400	5,999
Transocean (K)	635,600	6,776
Valero Energy (K)	115,900	6,143
Western Refining	205,700	5,443

		76,828

Financials — 1.9%
Ambac Financial Group *	53,600	986
Annaly Capital Management ‡(K)	330,300	3,468
Ares Commercial Real Estate ‡	5,500	69
Assurant	6,900	637
Chimera Investment ‡	154,000	2,456
Citigroup	10,100	477
Dynex Capital ‡	29,500	219
Heartland Financial USA	6,500	234
Markel *	631	586
MFA Financial ‡	365,900	2,737
MGIC Investment *	141,900	1,135
Old Republic International	39,400	694
Popular (K)	146,900	5,615
Two Harbors Investment ‡	175,100	1,494

		20,807

SEI Institutional Managed Trust / Annual Report / September 30, 2016	251

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 7.0%
Aetna, Cl A	29,700	$3,429
AMAG Pharmaceuticals *	33,400	819
Amedisys *	31,100	1,475
Amgen, Cl A (K)	34,800	5,805
Anthem	30,700	3,847
Baxter International	128,100	6,097
Centene *(K)	28,636	1,918
Charles River Laboratories International *	25,600	2,133
Cigna	300	39
Exactech *	2,700	73
Express Scripts Holding *	8,400	592
Five Prime Therapeutics *	32,200	1,690
Gilead Sciences (K)	93,700	7,414
Healthways *	98,400	2,604
Hologic *	24,700	959
INC Research Holdings, Cl A *	6,800	303
Johnson & Johnson (K)	68,400	8,080
LeMaitre Vascular	7,600	151
Magellan Health *	19,400	1,042
Merck	22,800	1,423
Mettler Toledo International *	9,640	4,047
PDL BioPharma	353,500	1,184
Pfizer	129,600	4,390
Quintiles Transnational *	7,400	600
ResMed	18,000	1,166
United Therapeutics *	17,000	2,007
UnitedHealth Group	19,900	2,786
Waters *	27,700	4,390
WellCare Health Plans *	40,000	4,684

		75,147

Industrials — 1.1%
Argan	15,500	917
Greenbrier	107,150	3,783
Hawaiian Holdings *(K)	34,700	1,686
Heritage-Crystal Clean *	4,100	54
Insteel Industries	6,700	243
United Continental Holdings *	89,400	4,691
Universal Forest Products	1,100	108
Wabash National *	28,600	407

		11,889

Information Technology — 2.8%
Accenture, Cl A	20,600	2,517
EarthLink Holdings	138,100	856
Electronic Arts *(K)	36,700	3,134
ExlService Holdings *	1,200	60
Hackett Group	29,100	481
International Business Machines	45,000	7,148
Leidos Holdings	71,400	3,090
Microsoft	53,600	3,087
NeuStar, Cl A *	133,500	3,550

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Symantec, Cl A	237,800	$5,969
Xerox	10,500	106
Zix *	44,400	182

		30,180

Real Estate — 1.8%
Altisource Portfolio Solutions *	96,800	3,136
CorEnergy Infrastructure Trust ‡	7,400	217
CoreSite Realty ‡	19,300	1,429
DuPont Fabros Technology ‡	50,800	2,096
Equity Commonwealth *‡	44,900	1,357
Equity LifeStyle Properties ‡	8,500	656
Equity Residential ‡	41,100	2,644
Gaming and Leisure Properties ‡	67,400	2,255
Getty Realty ‡	3,443	82
Hudson Pacific Properties ‡	1,400	46
Macerich ‡	18,400	1,488
Monmouth Real Estate Investment, Cl A ‡	20,200	288
PS Business Parks ‡	4,400	500
Public Storage ‡	2,200	491
Retail Opportunity Investments ‡	38,500	845
RMR Group	4,500	171
Ryman Hospitality Properties	26,900	1,296
Simon Property Group ‡	1,600	331
SL Green Realty ‡	400	43

		19,371

Telecommunication Services — 0.5%
AT&T	20,900	849
FairPoint Communications *	29,800	448
IDT, Cl B	23,100	398
Telephone & Data Systems	107,500	2,922
Verizon Communications	24,400	1,268

		5,885

Utilities — 0.6%
Entergy	16,800	1,289
Exelon	55,100	1,834
MDU Resources Group	52,400	1,333
NiSource	69,500	1,676

		6,132

Total Common Stock (Cost $266,268) ($ Thousands)		292,998

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 10.1%

Consumer Discretionary — 1.4%
21st Century Fox America
6.150%, 02/15/2041	$165	209
4.500%, 02/15/2021	260	288
4.000%, 10/01/2023	185	203
3.000%, 09/15/2022	405	422

252	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Adient Global Holdings
4.875%, 08/15/2026 (C)		$238	$238
CBS
3.500%, 01/15/2025		835	859
Comcast
6.450%, 03/15/2037		185	255
Cox Communications
2.950%, 06/30/2023 (C)		240	237
CSC Holdings
6.750%, 11/15/2021		160	169
Dana Holding
6.000%, 09/15/2023		148	154
Discovery Communications
3.450%, 03/15/2025		450	445
Ford Motor Credit
5.875%, 08/02/2021		695	794
2.597%, 11/04/2019		1,152	1,170
General Motors
3.500%, 10/02/2018		465	479
Hanesbrands
4.625%, 05/15/2024 (C)		338	347
International Game Technology
6.500%, 02/15/2025 (C)		785	846
6.250%, 02/15/2022 (C)		560	594
KB Home
4.750%, 05/15/2019		382	390
Kohl’s
5.550%, 07/17/2045		710	696
MCE Finance
5.000%, 02/15/2021 (C)		405	407
Newell Brands
3.850%, 04/01/2023		395	420
3.150%, 04/01/2021		1,351	1,408
RELX Capital
8.625%, 01/15/2019		475	547
SFR Group
5.375%, 05/15/2022 (C)	EUR	235	273
Time Warner
3.550%, 06/01/2024		$745	792
Time Warner Cable
4.500%, 09/15/2042		330	315
Viacom
4.375%, 03/15/2043		569	522
Virgin Media Finance
5.250%, 02/15/2022		200	173
Ziggo Secured Finance BV
5.500%, 01/15/2027 (C)		835	834

			14,486

Consumer Staples — 0.7%
Altria Group
4.750%, 05/05/2021		210	237

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.625%, 01/14/2020	$1,160	$1,200
Bunge Finance
8.500%, 06/15/2019	9	10
CVS Health
3.875%, 07/20/2025	925	1,007
Grupo Bimbo
3.875%, 06/27/2024 (C)	703	728
Kraft Heinz Foods
3.500%, 07/15/2022	664	706
2.800%, 07/02/2020	520	539
Minerva Luxembourg
6.500%, 09/20/2026 (C)	286	281
Reynolds American
4.000%, 06/12/2022	908	987
Tyson Foods
3.950%, 08/15/2024	715	772
2.650%, 08/15/2019	219	224
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (C)(D)	660	43
Walgreens Boots Alliance
3.800%, 11/18/2024	1,160	1,245

		7,979

Energy — 1.3%
Cenovus Energy
5.700%, 10/15/2019	261	280
3.000%, 08/15/2022	52	50
Diamond Offshore Drilling
4.875%, 11/01/2043	370	257
Ecopetrol
5.875%, 05/28/2045	309	284
Energy Transfer Partners
6.125%, 02/15/2017	200	203
5.200%, 02/01/2022	465	504
EnLink Midstream Partners
5.050%, 04/01/2045	507	449
Enterprise Products Operating
5.200%, 09/01/2020	340	380
3.700%, 02/15/2026	1,103	1,135
Hess
4.300%, 04/01/2027	966	973
Kinder Morgan Energy Partners
3.950%, 09/01/2022	990	1,034
Korea National Oil
3.125%, 04/03/2017 (C)	465	469
Marathon Petroleum
5.125%, 03/01/2021	196	217
Noble Energy
8.250%, 03/01/2019	153	175
4.150%, 12/15/2021	475	505
3.900%, 11/15/2024	606	618

SEI Institutional Managed Trust / Annual Report / September 30, 2016	253

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Petrobras Global Finance
5.750%, 01/20/2020		$888	$915
Petroleos Mexicanos MTN
4.625%, 09/21/2023 (C)		1,126	1,128
Plains All American Pipeline
3.600%, 11/01/2024		902	874
Regency Energy Partners
4.500%, 11/01/2023		114	115
Sabine Pass Liquefaction
5.000%, 03/15/2027 (C)		720	738
Schlumberger Holdings
3.000%, 12/21/2020 (C)		1,345	1,402
SM Energy
6.500%, 01/01/2023		43	43
Ultrapar International
5.250%, 10/06/2026 (C)		562	558
Valero Energy
6.125%, 02/01/2020		480	542
Williams Partners
3.900%, 01/15/2025		217	217

			14,065

Financials — 2.1%
American International Group
4.875%, 06/01/2022		520	585
Bank of America
6.500%, 12/31/2049 (E)		292	317
Barclays
3.650%, 03/16/2025		330	326
Barclays Bank
7.750%, 04/10/2023 (E)		393	412
7.625%, 11/21/2022		207	230
6.860%, 09/29/2049 (C)(E)		131	151
Barclays Bank MTN
6.625%, 03/30/2022	EUR	103	142
BNP Paribas MTN
4.375%, 05/12/2026 (C)		$541	559
Citigroup
3.875%, 03/26/2025		905	934
Cooperatieve Rabobank UA
4.375%, 08/04/2025		657	693
Credit Agricole
8.125%, 12/31/2049 (C)(E)		260	276
4.375%, 03/17/2025 (C)		546	558
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026 (C)		567	595
Goldman Sachs Group MTN
2.429%, 11/29/2023 (E)		900	915
Goldman Sachs Group
2.350%, 11/15/2027		847	845
Hartford Financial Services Group
5.125%, 04/15/2022		655	744

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	$746	$681
JPMorgan Chase
5.400%, 01/06/2042	175	219
JPMorgan Chase MTN
2.295%, 08/15/2021	551	552
Lincoln National
4.200%, 03/15/2022	355	384
Lloyds Banking Group
3.100%, 07/06/2021	400	409
MetLife
5.700%, 06/15/2035	80	97
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (C)	275	299
Mitsubishi UFJ Financial Group
2.722%, 03/01/2021 (E)	1,361	1,411
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024 (C)	840	927
Morgan Stanley MTN
5.500%, 07/28/2021	585	667
Murray Street Investment Trust I
4.647%, 03/09/2017 (F)	55	56
Nationwide Building Society
4.000%, 09/14/2026 (C)	1,390	1,385
Nationwide Financial Services
5.375%, 03/25/2021 (C)	470	527
Navient
6.625%, 07/26/2021	770	776
Navient MTN
7.250%, 01/25/2022	52	53
PNC Bank
3.800%, 07/25/2023	960	1,044
Rabobank Capital Funding Trust III
5.254%, 10/21/2016 (C)(E)	380	380
Royal Bank of Scotland MTN
9.500%, 03/16/2022 (E)	32	33
Royal Bank of Scotland Group(E)
8.625%, 12/31/2049	825	807
7.500%, 12/29/2049	525	482
Royal Bank of Scotland Group PLC
7.640%, 09/29/2017 (E)	100	97
Santander Issuances
5.179%, 11/19/2025	600	611
Santander UK
5.000%, 11/07/2023 (C)	700	729
Societe Generale
5.922%, 04/05/2017 (C)(E)	115	116
4.250%, 08/19/2026 (C)	560	563
Standard Chartered
6.409%, 01/30/2049 (C)(E)	400	388
UBS Group Funding Jersey
4.125%, 09/24/2025 (C)	689	722

254	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
XLIT
5.500%, 03/31/2045	$225	$220

		22,917

Health Care — 1.2%
AbbVie
3.600%, 05/14/2025	1,744	1,823
Actavis Funding SCS
3.850%, 06/15/2024	297	316
3.800%, 03/15/2025	1,096	1,160
Baxalta
3.600%, 06/23/2022	1,040	1,093
Bayer US Finance
3.375%, 10/08/2024 (C)	405	418
Becton Dickinson
3.734%, 12/15/2024	513	556
Biogen
3.625%, 09/15/2022	647	693
Celgene
3.875%, 08/15/2025	785	839
Gilead Sciences
3.650%, 03/01/2026	500	538
Laboratory Corp of America Holdings
3.600%, 02/01/2025	385	404
Medtronic
3.500%, 03/15/2025	1,170	1,260
Perrigo Finance Unlimited
3.900%, 12/15/2024	430	436
3.500%, 12/15/2021	227	235
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/2026	674	677
2.800%, 07/21/2023	1,016	1,019
Thermo Fisher Scientific
4.150%, 02/01/2024	365	397
Valeant Pharmaceuticals International
6.125%, 04/15/2025 (C)	600	517

		12,381

Industrials — 0.3%
AerCap Aviation Solutions BV
6.375%, 05/30/2017	234	240
Allison Transmission
5.000%, 10/01/2024 (C)	286	293
Avis Budget Car Rental
5.250%, 03/15/2025 (C)	467	448
Empresa de Transporte de Pasajeros Metro
4.750%, 02/04/2024 (C)	360	394
General Electric
5.000%, 12/29/2049 (E)	300	317
International Lease Finance
5.875%, 04/01/2019	325	348

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Odebrecht Finance
7.125%, 06/26/2042 (C)	$844	$338
5.250%, 06/27/2029 (C)	457	164
SPX FLOW
5.875%, 08/15/2026 (C)	182	184
5.625%, 08/15/2024 (C)	183	186

		2,912

Information Technology — 0.7%
Diamond 1 Finance
7.125%, 06/15/2024 (C)	558	614
4.420%, 06/15/2021 (C)	1,375	1,437
eBay
3.800%, 03/09/2022	357	382
Fidelity National Information Services
5.000%, 10/15/2025	3	4
3.500%, 04/15/2023	188	197
KLA-Tencor
4.650%, 11/01/2024	894	982
Lam Research
2.800%, 06/15/2021	640	657
Micron Technology
7.500%, 09/15/2023 (C)	350	389
NXP BV
4.125%, 06/01/2021 (C)	550	589
Seagate HDD Cayman
4.750%, 01/01/2025	427	404
Tencent Holdings MTN
3.375%, 05/02/2019 (C)	676	700
Total System Services
2.375%, 06/01/2018	262	264
Western Digital
7.375%, 04/01/2023 (C)	762	838

		7,457

Materials — 0.6%
Barrick Gold
4.100%, 05/01/2023	64	69
Basell Finance BV
8.100%, 03/15/2027 (C)	220	296
Dow Chemical
4.250%, 11/15/2020	131	142
Eastman Chemical
3.800%, 03/15/2025	420	445
Glencore Funding
3.125%, 04/29/2019 (C)	1,840	1,847
International Paper
4.750%, 02/15/2022	361	402
LyondellBasell Industries
5.750%, 04/15/2024	1,100	1,312
Minsur
6.250%, 02/07/2024 (C)	168	175

SEI Institutional Managed Trust / Annual Report / September 30, 2016	255

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NOVA Chemicals
5.250%, 08/01/2023 (C)		$420	$429
Reynolds Group
5.750%, 10/15/2020		300	309
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (C)		408	398
Yamana
4.950%, 07/15/2024		462	477

			6,301

Real Estate — 0.2%
American Tower
4.700%, 03/15/2022		365	406
3.500%, 01/31/2023		485	506
Healthcare Realty Trust
5.750%, 01/15/2021		285	324
Host Hotels & Resorts
5.250%, 03/15/2022		190	210
3.750%, 10/15/2023		16	16
Welltower
5.250%, 01/15/2022		695	787

			2,249

Telecommunication Services — 1.0%
America Movil
3.125%, 07/16/2022		1,355	1,388
AT&T
4.750%, 05/15/2046		360	377
3.800%, 03/15/2022		262	281
3.400%, 05/15/2025		1,905	1,957
3.000%, 02/15/2022		465	480
CenturyLink
7.500%, 04/01/2024		364	389
6.450%, 06/15/2021		397	425
Rogers Communications
4.000%, 06/06/2022	CAD	60	50
SBA Tower Trust
3.156%, 10/15/2020 (C)		$950	959
Sprint Capital
6.900%, 05/01/2019		1,485	1,531
Telefonica Emisiones
5.462%, 02/16/2021		200	227
Verizon Communications
4.600%, 04/01/2021		1,160	1,291
4.272%, 01/15/2036		1,170	1,219
Wind Acquisition Finance
4.750%, 07/15/2020 (C)		535	539

			11,113

Utilities — 0.6%
Berkshire Hathaway Energy
6.125%, 04/01/2036		390	518

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CMS Energy
5.050%, 03/15/2022	$185	$211
Constellation Energy Group
5.150%, 12/01/2020	70	78
Entergy
4.000%, 07/15/2022	907	984
Exelon
2.850%, 06/15/2020	1,695	1,757
Exelon Generation
4.250%, 06/15/2022	460	494
Israel Electric
5.000%, 11/12/2024 (C)	792	869
NRG Energy
6.250%, 05/01/2024	315	320
Talent Yield Investments
4.500%, 04/25/2022 (C)	1,301	1,428

		6,659

Total Corporate Obligations (Cost $105,542) ($ Thousands)		108,519

MORTGAGE-BACKED SECURITIES — 7.7%

Agency Mortgage-Backed Obligations — 0.7%
FHLMC CMO, Ser 2007-3311, Cl IE, IO
5.886%, 05/15/2037 (E)	2,852	618
FNMA CMO, Ser 2011-15, Cl SA
6.536%, 03/25/2041 (E)	3,101	783
FNMA CMO, Ser 2013-130, Cl SN, IO
6.125%, 10/25/2042 (E)	3,805	743
FNMA CMO, Ser 2015-33, Cl AI, IO
5.000%, 06/25/2045	4,289	767
FNMA CMO, Ser 2015-66, Cl AS, IO
5.725%, 09/25/2045 (E)	3,839	790
FNMA CMO, Ser 2016-11, Cl SG, IO
5.625%, 03/25/2046 (E)	4,033	771
FNMA CMO, Ser 2016-19, Cl SA, IO
5.575%, 04/25/2046 (E)	4,945	913
FNMA CMO, Ser 2016-22, Cl ST, IO
5.575%, 04/25/2046 (E)	4,088	796
GNMA CMO, Ser 2016-108, Cl SM, IO
5.568%, 08/20/2046 (E)	3,193	881

		7,062

Non-Agency Mortgage-Backed Obligations — 7.0%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	137	126
Alternative Loan Trust, Ser 2005-57CB, Cl 4A3
5.500%, 12/25/2035	333	284
Alternative Loan Trust, Ser 2006-23CB, Cl 1A7
6.000%, 08/25/2036	215	196

256	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 06/25/2036	$548	$464
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	379	314
Alternative Loan Trust, Ser 2006-9T1, Cl A1
5.750%, 05/25/2036	241	187
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	319	271
Banc of America Commercial Mortgage Trust, Ser 2007-4, Cl A1A
5.774%, 02/10/2051 (E)	1,540	1,575
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%, 02/10/2051 (E)	262	269
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW13, Cl AJ
5.611%, 09/11/2041 (E)	161	161
Bellemeade Re II, Ser 2016-1A, Cl M2B
7.025%, 04/25/2026 (C)(E)	487	488
Bellemeade Re, Ser 2015-1A, Cl M1
3.025%, 07/25/2025 (C)(E)	195	193
BHMS Mortgage Trust, Ser 2014-ATLS, Cl AFX
3.600%, 07/05/2033 (C)	1,180	1,222
CGRBS Commercial Mortgage Trust, Ser 2013- VN05, Cl A
3.187%, 03/13/2035 (C)	915	971
Chase Mortgage Finance Trust Series, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	180	150
CHL Mortgage Pass-Through Trust, Ser 2006- 10, Cl 1A8
6.000%, 05/25/2036	310	267
CHL Mortgage Pass-Through Trust, Ser 2006- 13, Cl 1A19
6.250%, 09/25/2036	154	133
CHL Mortgage Pass-Through Trust, Ser 2007- HYB2, Cl 3A1
2.971%, 02/25/2047 (E)	445	365
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl D
5.039%, 09/10/2045 (C)(E)	807	763
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.603%, 04/10/2046 (C)(E)	784	754
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	980	1,027
Citigroup Commercial Mortgage Trust, Ser 2016-C1, Cl A4
3.209%, 05/10/2049	1,099	1,158
COBALT Commercial Mortgage Trust, Ser 2007- C3, Cl A4
5.958%, 05/15/2046 (E)	459	468

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2015-CR25, Cl A4
3.759%, 08/10/2048	$1,000	$1,097
Commercial Mortgage Loan Trust, Ser 2008- LS1, Cl A1A
6.296%, 12/10/2049 (E)	1,563	1,618
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (C)	331	331
Commercial Mortgage Pass-Through Certificates, Ser 2014-SAVA, Cl A
1.658%, 06/15/2034 (C)(E)	380	381
Commercial Mortgage Trust, Ser 2006-C8, Cl A1A
5.292%, 12/10/2046	109	109
Commercial Mortgage Trust, Ser 2007-GG9, Cl A4
5.444%, 03/10/2039	459	459
Commercial Mortgage Trust, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	613	618
Credit Suisse Commercial Mortgage Trust Series, Ser 2007-C2, Cl A3
5.542%, 01/15/2049 (E)	26	26
Credit Suisse Commercial Mortgage Trust Series, Ser 2007-C3, Cl AM
5.889%, 06/15/2039 (E)	581	585
CSAIL Commercial Mortgage Trust, Ser 2014- C3, Cl A4
3.691%, 08/15/2048	959	1,052
CSMC, Ser 2010-6R, Cl 3A2
5.875%, 01/26/2038 (C)	628	497
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
2.059%, 04/10/2031 (E)	570	562
0.715%, 12/25/2036 (E)	666	418
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN2, Cl M2
4.775%, 11/25/2023 (E)	1,035	1,097
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
4.525%, 08/25/2024 (E)	1,165	1,219
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M3
5.074%, 10/25/2024 (E)	250	265
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
5.275%, 10/25/2024 (E)	1,052	1,124
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M3
3.824%, 10/25/2027 (E)	280	290
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
3.125%, 12/25/2027 (E)	1,489	1,522

SEI Institutional Managed Trust / Annual Report / September 30, 2016	257

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
5.224%, 04/25/2028 (E)	$354	$377
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA4, Cl M3
4.324%, 03/25/2029 (E)	363	365
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M2
2.724%, 03/25/2025 (E)	530	536
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M2
3.174%, 03/25/2028 (E)	1,290	1,320
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M3
5.324%, 05/25/2028 (E)	316	338
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
3.325%, 05/25/2028 (E)	476	491
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M3
5.975%, 07/25/2028 (E)	513	562
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
5.174%, 10/25/2028 (E)	396	416
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M3
5.525%, 12/25/2028 (E)	1,095	1,169
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M3
6.874%, 09/25/2028 (E)	976	1,095
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	336	275
FNMA Connecticut Avenue Securities, Ser 2014- C03, Cl 1M1
1.724%, 07/25/2024 (E)	175	176
FNMA Connecticut Avenue Securities, Ser 2014- C04, Cl 1M2
5.424%, 11/25/2024 (E)	678	734
FNMA Connecticut Avenue Securities, Ser 2014- C04, Cl 2M2
5.524%, 11/25/2024 (E)	255	273
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 2M2
5.074%, 02/25/2025 (E)	1,321	1,377
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
4.825%, 02/25/2025 (E)	530	556
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
4.524%, 05/25/2025 (E)	620	644

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
4.524%, 05/25/2025 (E)	$945	$983
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
5.524%, 07/25/2025 (E)	1,021	1,089
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M1
2.024%, 07/25/2025 (E)	331	332
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
5.524%, 07/25/2025 (E)	1,129	1,216
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
5.894%, 04/25/2028 (E)	312	338
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
6.075%, 04/25/2028 (E)	980	1,056
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M2
7.275%, 08/25/2028 (E)	978	1,109
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 2M2
7.438%, 08/25/2028 (E)	731	829
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
6.525%, 09/25/2028 (E)	814	899
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 1M2
5.824%, 10/25/2028 (E)	178	192
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.424%, 10/25/2028 (E)	1,025	1,120
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
4.775%, 01/25/2029 (E)	261	267
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
4.975%, 01/25/2029 (E)	357	370
GS Mortgage Securities II, Ser 2007-GG10, Cl A4
5.988%, 08/10/2045 (E)	756	767
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	785	802
GS Mortgage Securities Trust, Ser 2012-GC6, Cl D
5.847%, 01/10/2045 (C)(E)	716	713
GS Mortgage Securities Trust, Ser 2013-G1, Cl A2
3.557%, 04/10/2031 (C)(E)	1,426	1,473
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.107%, 01/10/2047 (C)(E)	955	811

258	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
H/2 Asset Funding, Ser 2015-1A
2.102%, 06/24/2049	$972	$962
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
0.775%, 03/25/2035 (E)	280	235
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C32, Cl C
4.819%, 11/15/2048 (E)	849	808
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%, 07/15/2041 (C)(E)	254	254
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP8, Cl AJ
5.480%, 05/15/2045 (E)	84	84
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%, 05/15/2047	548	549
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AM
5.882%, 02/12/2049 (E)	300	305
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AM
6.209%, 02/15/2051 (E)	254	261
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A3
5.420%, 01/15/2049	434	437
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A1A
5.439%, 01/15/2049	1,645	1,660
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-INN, Cl A
1.444%, 06/15/2029 (C)(E)	1,145	1,140
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	889	975
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-SGP, Cl A
2.208%, 07/15/2036 (C)(E)	1,283	1,290
JPMorgan Mortgage Trust, Ser 2007-S3, Cl 1A8
6.000%, 08/25/2037	262	233
LB-UBS Commercial Mortgage Trust, Ser 2006- C6, Cl AJ
5.452%, 09/15/2039 (E)	462	430
LB-UBS Commercial Mortgage Trust, Ser C1, Cl AM
5.455%, 02/15/2040	395	398
LSTAR Commercial Mortgage Trust, Ser 2014-2, Cl A2
2.767%, 01/20/2041 (C)	561	563
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (C)(E)	1,028	1,042

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.458%, 03/10/2049 (C)(E)	$971	$972
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl AJ
5.802%, 08/12/2043 (E)	39	39
ML-CFC Commercial Mortgage Trust, Ser 2007- 9, Cl A4
5.700%, 09/12/2049	1,066	1,099
Morgan Stanley Capital I Trust, Ser 2005-IQ9, Cl D
5.000%, 07/15/2056	545	553
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl AFSA
2.458%, 08/15/2026 (C)(E)	270	269
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
2.458%, 11/15/2026 (C)(E)	270	271
RBSSP Resecuritization Trust, Ser 2009-7, Cl 10A3
6.000%, 08/26/2037 (C)	825	708
RBSSP Resecuritization Trust, Ser 2010-9, Cl 7A6
6.289%, 05/26/2037 (C)(E)	771	589
Resource Capital, Ser 2014-CRE2, Cl A
1.580%, 04/15/2032 (C)(E)	246	244
SG Commercial Mortgage Securities Trust, Ser 2016-C5, Cl A4
3.055%, 10/10/2048	644	664
Starwood Retail Property Trust, Ser 2014, Cl A
1.744%, 11/15/2027 (C)(E)	1,818	1,799
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	596	621
UBS-Barclays Commercial Mortgage Trust, Ser 2014-C3, Cl A4
3.091%, 08/10/2049	297	314
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl E
6.266%, 01/10/2045 (C)(E)	361	395
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl A1A
6.009%, 06/15/2045 (E)	65	65
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.620%, 12/15/2047 (E)	794	796
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl A4
3.789%, 12/15/2047	485	530
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.452%, 11/15/2049	925	926

SEI Institutional Managed Trust / Annual Report / September 30, 2016	259

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
6.025%, 11/25/2025 (C)(E)	$163	$163
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
5.775%, 11/25/2025 (C)(E)	613	614
Wells Fargo Mortgage Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%, 07/25/2037	187	185
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl D
4.961%, 11/15/2045 (C)(E)	517	510
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%, 06/15/2046	856	911
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A2
3.036%, 05/15/2047	701	727

		75,736

Total Mortgage-Backed Securities (Cost $81,356) ($ Thousands)		82,798

ASSET-BACKED SECURITIES — 3.5%

Automotive — 1.7%
Ally Auto Receivables Trust, Ser 2015-2, Cl A3
1.490%, 11/15/2019	509	511
AmeriCredit Automobile Receivables Trust, Ser 2014-1, Cl A3
0.900%, 02/08/2019	137	137
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (C)	67	67
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (C)	435	436
Avis Budget Rental Car Funding AESOP, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (C)	594	606
Avis Budget Rental Car Funding AESOP, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (C)	646	663
Bank of The West Auto Trust, Ser 2015-1, Cl A3
1.310%, 10/15/2019 (C)	1,025	1,026
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	907	910
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	771	771

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl B
2.220%, 01/22/2019	$200	$201
Chrysler Capital Auto Receivables Trust, Ser 2016-AA, Cl A3
1.770%, 10/15/2020 (C)	1,380	1,385
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (C)	241	240
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (C)	119	118
Drive Auto Receivables Trust, Ser 2016-AA, Cl A2A
1.500%, 03/15/2018 (C)	15	15
Drive Auto Receivables Trust, Ser 2016-BA, Cl A2
1.380%, 08/15/2018 (C)	1,263	1,263
Enterprise Fleet Financing, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (C)	65	65
Enterprise Fleet Financing, Ser 2015-1, Cl A2
1.300%, 09/20/2020 (C)	604	603
Exeter Automobile Receivables Trust, Ser 2016- 1A, Cl D
8.200%, 02/15/2023 (C)	440	471
First Investors Auto Owner Trust, Ser 2016-2A, Cl A1
1.530%, 11/16/2020 (C)	989	989
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (C)	545	580
Ford Credit Auto Owner Trust, Ser 2012-D, Cl B
1.010%, 05/15/2018	240	240
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (C)	816	836
Harley-Davidson Motorcycle Trust, Ser 2014-1, Cl A3
1.100%, 09/15/2019	320	320
Harley-Davidson Motorcycle Trust, Ser 2015-2, Cl A3
1.300%, 03/16/2020	1,025	1,026
Hertz Fleet Lease Funding, Ser 2013-3, Cl A
1.068%, 12/10/2027 (C)(E)	299	299
Hertz Vehicle Financing II, Ser 2015-2A, Cl A
2.020%, 09/25/2019 (C)	700	699
Hertz Vehicle Financing, Ser 2013-1A, Cl B2
2.480%, 08/25/2019 (C)	579	568
Hertz Vehicle Financing, Ser 2016-1A, Cl A
2.320%, 03/25/2020 (C)	524	527
Hyundai Auto Lease Securitization Trust, Ser 2015-A, Cl A2
1.000%, 10/16/2017 (C)	124	124
Mercedes Benz Auto Lease Trust, Ser 2015-B, Cl A3
1.340%, 07/16/2018	495	496

260	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Porsche Innovative Lease Owner Trust, Ser 2015-1, Cl A4
1.430%, 05/21/2021 (C)	$1,021	$1,024
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl E
2.980%, 04/15/2020 (C)	1,095	1,109
Santander Drive Auto Receivables Trust, Ser 2015-3, Cl A2A
1.020%, 09/17/2018	78	78
Santander Drive Auto Receivables Trust, Ser 2015-4, Cl A2A
1.200%, 12/17/2018	133	133
TCF Auto Receivables Owner Trust, Ser 2015-1A, Cl A2
1.020%, 08/15/2018 (C)	129	129
Westlake Automobile Receivables Trust, Ser 2015-3A, Cl A2A
1.420%, 05/17/2021 (C)	251	251

		18,916

Credit Cards — 0.4%
Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
0.874%, 03/16/2020 (E)	500	500
First National Master Note Trust, Ser 2013-2, Cl A
1.054%, 10/15/2019 (E)	794	794
Synchrony Credit Card Master Note Trust, Ser 2012-2, Cl A
2.220%, 01/15/2022	1,389	1,413
Synchrony Credit Card Master Note Trust, Ser 2016-1, Cl A
2.040%, 03/15/2022	401	406
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021	385	387
World Financial Network Credit Card Master Trust, Ser 2015-A, Cl A
1.004%, 02/15/2022 (E)	571	572

		4,072

Other Asset-Backed Securities — 1.4%
Ally Master Owner Trust, Ser 2014-1, Cl A2
1.290%, 01/15/2019	1,405	1,405
Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	1,079	1,083
BMW Floorplan Master Owner Trust, Ser 2015-1A, Cl A
1.008%, 07/15/2020 (C)(E)	1,565	1,566
Citi Held for Asset Issuance, Ser 2016-PM1, Cl A
4.650%, 04/15/2025 (C)	482	490
CNH Equipment Trust, Ser 2015-A, Cl A4
1.850%, 04/15/2021	673	681

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Dell Equipment Finance Trust, Ser 2015-1, Cl A3
1.300%, 03/23/2020 (C)		$333	$333
Dell Equipment Finance Trust, Ser 2015-2, Cl A2A
1.420%, 12/22/2017 (C)		375	375
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019		999	999
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
1.078%, 01/15/2022 (E)		954	955
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A1
1.650%, 05/15/2020 (C)		496	493
GMF Floorplan Owner Revolving Trust, Ser 2016-1, Cl A1
1.960%, 05/17/2021 (C)		986	993
Marlette Funding Trust, Ser 2016-1A, Cl A
3.060%, 01/17/2023 (C)		494	494
Navistar Financial Dealer Note Master Trust, Ser 2014-1, Cl A
1.274%, 10/25/2019 (C)(E)		768	768
SoFi Consumer Loan Program, Ser 2016-2A, Cl A
3.090%, 10/27/2025 (C)		713	716
Taco Bell Funding, Ser 2016-1A, Cl A2I
3.832%, 05/25/2046 (C)		810	823
Volkswagen Credit Auto Master Trust, Ser 2014-1A, Cl A1
0.862%, 07/22/2019 (C)(E)		500	499
Volvo Financial Equipment, Ser 2015-1A, Cl A3
1.510%, 06/17/2019 (C)		986	988
Wells Fargo Dealer Floorplan Master Note Trust, Ser 2014-1, Cl A
0.892%, 07/20/2019 (E)		579	578
Wells Fargo Dealer Floorplan Master Note Trust, Ser 2015-1, Cl A
1.012%, 01/20/2020 (E)		856	856

			15,095

Total Asset-Backed Securities (Cost $37,870) ($ Thousands)			38,083

SOVEREIGN DEBT — 3.2%
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2017	BRL	6,145	1,873
10.000%, 01/01/2027		9,305	2,592
Japan Treasury Discount Bill
(0.081)%, 10/24/2016 (B)(G)	JPY	2,920,000	28,837
Mexico Government International Bond MTN
5.950%, 03/19/2019		$164	182

SEI Institutional Managed Trust / Annual Report / September 30, 2016	261

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Qatar Government International Bond
2.375%, 06/02/2021 (E)	$1,027	$1,035

Total Sovereign Debt (Cost $33,097) ($ Thousands)		34,519

Total Investments — 119.3% (Cost $1,249,777) ($ Thousands)		$1,288,531

	Shares

COMMON STOCK SOLD SHORT— (13.5)%

Consumer Discretionary — (7.3)%
1-800-Flowers.com, Cl A *	(48,500)	$(445)
Amazon.com, Cl A *	(180)	(151)
America’s Car-Mart *	(13,400)	(488)
Arctic Cat	(36,200)	(561)
Ascena Retail Group *	(528,400)	(2,954)
Ascent Capital Group, Cl A *	(25,800)	(598)
Beazer Homes USA, Cl A *	(191,400)	(2,232)
Belmond, Cl A *	(13,100)	(166)
Boot Barn Holdings *	(9,100)	(104)
BorgWarner	(113,200)	(3,982)
Bridgepoint Education *	(14,800)	(102)
CarMax *	(65,500)	(3,494)
Cherokee *	(7,100)	(73)
Chipotle Mexican Grill, Cl A *	(10,174)	(4,309)
ClubCorp Holdings	(33,400)	(483)
CROCS *	(219,600)	(1,823)
Del Frisco’s Restaurant Group *	(16,300)	(220)
Delphi Automotive	(4,500)	(321)
Destination XL Group *	(15,500)	(67)
Dollar Tree *	(16,900)	(1,334)
EW Scripps, Cl A *	(76,500)	(1,216)
Federal-Mogul Holdings, Cl A *	(9,200)	(89)
Fiesta Restaurant Group *	(54,700)	(1,313)
Fox Factory Holding *	(29,900)	(687)
Fred’s, Cl A	(46,300)	(419)
Gentherm *	(24,100)	(757)
G-III Apparel Group *	(43,500)	(1,268)
Global Eagle Entertainment *	(30,000)	(249)
Gray Television *	(45,600)	(472)
Groupon, Cl A *	(222,500)	(1,146)
H&R Block	(20,600)	(477)
Hanesbrands	(136,400)	(3,444)
Harley-Davidson, Cl A	(124,200)	(6,532)
Harman International Industries, Cl A	(5,300)	(447)
Houghton Mifflin Harcourt *	(83,700)	(1,122)
Kate Spade *	(102,000)	(1,747)
Kona Grill *	(22,700)	(285)
La Quinta Holdings *	(17,400)	(195)
Liberty Global, Cl A *	(38,000)	(1,299)
Liberty Global LiLAC *	(19,907)	(549)
Liberty Media – Interactive, Cl A *	(38,000)	(760)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Liberty Ventures, Ser A *	(147,300)	$(5,873)
Malibu Boats, Cl A *	(12,700)	(189)
Media General *	(61,500)	(1,134)
MGM Mirage *	(2,500)	(65)
Modine Manufacturing *	(6,300)	(75)
Monro Muffler	(10,000)	(612)
Motorcar Parts of America *	(42,500)	(1,223)
Nautilus *	(15,000)	(341)
NetFlix *	(67,700)	(6,672)
New Home *	(15,900)	(170)
Norwegian Cruise Line Holdings *	(6,900)	(260)
Penn National Gaming *	(130,600)	(1,772)
Ruby Tuesday *	(195,700)	(489)
Signet Jewelers	(16,200)	(1,207)
Skechers U.S.A., Cl A *	(40,700)	(932)
Sotheby’s	(41,000)	(1,559)
Taylor Morrison Home, Cl A *	(45,900)	(808)
Time	(239,300)	(3,465)
TripAdvisor *	(46,100)	(2,912)
Tuesday Morning *	(55,300)	(331)
Vince Holding *	(25,600)	(145)
William Lyon Homes, Cl A *	(26,700)	(495)
ZAGG *	(22,200)	(180)

		(79,289)

Financials — (0.5)%
Genworth Financial, Cl A *	(42,200)	(209)
Greenlight Capital Re, Cl A *	(27,300)	(558)
Home BancShares	(26,600)	(554)
Moody’s	(7,500)	(812)
OneMain Holdings, Cl A *	(6,500)	(201)
PHH *	(115,000)	(1,662)
Safeguard Scientifics *	(6,700)	(87)
TFS Financial	(55,400)	(986)
Yadkin Financial	(19,400)	(510)

		(5,579)

Industrials — (1.3)%
Acacia Research	(57,545)	(375)
Aerovironment *	(8,400)	(205)
Builders FirstSource *	(149,100)	(1,716)
CDI	(19,900)	(113)
Celadon Group	(12,300)	(107)
Chart Industries *	(46,400)	(1,523)
DXP Enterprises *	(25,300)	(713)
Engility Holdings *	(12,000)	(378)
Kirby *	(3,900)	(242)
KLX *	(13,400)	(472)
Kratos Defense & Security Solutions *	(12,000)	(83)
LB Foster, Cl A	(13,500)	(162)
LMI Aerospace *	(5,200)	(37)
MRC Global *	(131,300)	(2,158)

262	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
NN, Cl A	(8,000)	$(146)
Northwest Pipe *	(7,500)	(89)
NOW *	(112,700)	(2,415)
Sparton *	(4,900)	(128)
SPX *	(14,300)	(288)
SPX FLOW *	(3,500)	(108)
Team *	(1,900)	(62)
Triumph Group	(64,300)	(1,793)
Twin Disc	(3,400)	(41)
Wesco Aircraft Holdings *	(46,000)	(618)
YRC Worldwide *	(30,400)	(375)

		(14,347)

Information Technology — (2.4)%
Apple	(13,800)	(1,560)
Applied Micro Circuits *	(105,500)	(733)
Applied Optoelectronics *	(8,100)	(180)
Bel Fuse, Cl B	(3,900)	(94)
Black Box	(20,900)	(291)
Cabot Microelectronics	(1,500)	(79)
Calix *	(35,800)	(263)
Cavium *	(15,500)	(902)
CUI Global *	(11,700)	(68)
Cypress Semiconductor	(466,200)	(5,669)
Electro Scientific Industries *	(23,300)	(132)
Exar *	(7,100)	(66)
Harmonic, Cl A *	(98,200)	(582)
Immersion *	(58,600)	(478)
Infinera *	(551,500)	(4,980)
Lattice Semiconductor *	(318,100)	(2,065)
MACOM Technology Solutions Holdings *	(12,800)	(542)
PDF Solutions *	(3,900)	(71)
Sonus Networks *	(33,800)	(263)
Synaptics *	(1,800)	(105)
Veeco Instruments *	(38,000)	(746)
VeriFone Holdings *	(154,100)	(2,425)
Viasat *	(17,800)	(1,329)
Zebra Technologies, Cl A *	(27,800)	(1,935)

		(25,558)

Materials — (1.9)%
Balchem	(2,900)	(225)
Century Aluminum *	(485,200)	(3,372)
CF Industries Holdings	(102,000)	(2,484)
Compass Minerals International, Cl A	(21,100)	(1,555)
Deltic Timber	(2,500)	(169)
Freeport-McMoRan, Cl B	(564,100)	(6,126)
KapStone Paper and Packaging	(28,300)	(536)
LSB Industries *	(160,680)	(1,378)
Olin	(33,300)	(683)
Real Industry *	(18,700)	(114)
Rentech *	(10,900)	(32)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
TimkenSteel	(147,800)	$(1,545)
WestRock	(45,600)	(2,211)

		(20,430)

Real Estate — (0.1)%
Forestar Group *	(51,800)	(607)
Kennedy-Wilson Holdings	(6,000)	(135)

		(742)

Total Common Stock Sold Short (Proceeds $145,564) ($ Thousands)		$(145,945)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

Euro-Bobl	(118)	Dec-2016	$(30)
MSCI EAFE Index E-MINI	(177)	Dec-2016	(29)
S&P 500 Index E-MINI	(149)	Dec-2016	(64)
U.S. 10-Year Treasury Note	(217)	Dec-2016	(153)
U.S. 5-Year Treasury Note	9	Dec-2016	–
U.S. Ultra Long Treasury Bond	15	Dec-2016	(26)
Brent Crude Penultimate **	396	Jan-2017	1,014
Coffee**	(10)	Dec-2016	(24)
Coffee Robusta**	56	Nov-2016	10
Corn**	692	Dec-2016	211
Corn**	(58)	Dec-2017	(2)
Cotton No. 2**	80	Mar-2017	70
Cotton No. 2**	101	Dec-2016	7
Crude Oil**	(83)	Dec-2017	(21)
Crude Oil**	338	Nov-2017	1,432
Feeder Cattle**	(79)	Oct-2016	487
Feeder Cattle**	(18)	Nov-2016	45
Gold**	157	Dec-2016	(431)
Heating Oil**	141	Nov-2016	705
Heating Oil**	35	Jan-2017	185
ICE Brent Crude**	142	Dec-2017	57
Lean Hogs**	165	Dec-2016	(443)
Live Cattle**	185	Dec-2016	(417)
LME Copper**	209	Dec-2016	224
LME Nickel**	(82)	Dec-2016	(1,005)
LME Nickel**	243	Nov-2016	55
LME Primary Aluminum **	198	Nov-2016	93
LME Zinc**	(44)	Dec-2016	(624)
LME Zinc**	203	Nov-2016	498
Natural Gas**	392	Nov-2016	343
Natural Gas**	355	Jan-2017	(104)
RBOB Gasoline**	162	Nov-2016	999
SGX Iron Ore **	(801)	Nov-2016	(20)
Silver**	107	Dec-2016	(451)
Soybean**	44	Nov-2017	14
Soybean**	285	Nov-2016	(928)
Soybean Meal**	195	Dec-2016	(2,031)

SEI Institutional Managed Trust / Annual Report / September 30, 2016	263

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund (Continued)

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Soybean Oil**	293	Dec-2016	$63
Sugar No. 11**	723	Mar-2017	2,297
Sugar No. 11**	(331)	May-2017	(1,588)
Wheat**	405	Dec-2016	(712)
Wheat**	(137)	Mar-2017	235
Wheat**	86	Dec-2016	(93)

			$(152)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/04/16	USD	1,346	BRL	4,304	$(23)
11/03/16	BRL	3,982	USD	1,217	4
10/04/16-01/04/17	BRL	14,738	USD	3,929	(549)
10/06/16	USD	1,225	EUR	1,098	9
10/06/16	USD	4,082	TWD	128,738	29
10/06/16-10/06/16	EUR	6,550	USD	7,284	(78)
10/06/16	TWD	128,002	USD	4,041	(46)
10/21/16	USD	2,818	JPY	282,400	(27)
10/21/16-10/27/16	JPY	3,197,666	USD	30,377	(1,240)
10/28/16	AUD	466	USD	359	3
11/10/16	CAD	9,733	USD	7,581	172
11/16/16	GBP	148	USD	192	—
11/22/16	USD	3,943	MXN	77,205	23
12/14/16	SGD	7,524	USD	5,525	3
12/15/16	USD	2,455	INR	166,251	14

					$(1,706)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(35,436)	$34,214	$(1,222)
BNP Paribas	(6,891)	6,813	(78)
Brown Brothers Harriman	(1,773)	1,785	12
Citigroup	(3,943)	3,966	23
Goldman Sachs	(3,276)	2,726	(550)
HSBC	(4,082)	4,112	30
JPMorgan Chase Bank	(6,015)	5,937	(78)
Standard Chartered	(16,692)	16,851	157

			$(1,706)

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open OTC swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
JPMorgan Chase Bank	2.83%	3 Month USD – LIBOR	04/12/2042	$2,790	$(678)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	Societe Generale	SELL	3.00%	12/20/2017	$(550)	$12
Citibank	Advanced Micro Devices Inc	BUY	5.00%	03/20/2019	416	(53)
Citibank	Sprint Communications Inc	BUY	5.00%	06/20/2019	692	4
Citibank	Sprint Communications Inc	BUY	5.00%	06/20/2019	793	5
Deutsche Bank AG London	Anadarko Petroleum Corporation	SELL	1.00%	09/20/2017	(500)	6
Deutsche Bank AG London	CMBX.NA.BBB-.9	SELL	3.00%	12/31/2049	(1,093)	(16)
Deutsche Bank AG London	CMBX.NA.BBB-.9	SELL	3.00%	12/31/2049	(227)	(3)
Deutsche Bank AG London	CMBX.NA.BBB-.9	SELL	3.00%	12/31/2049	(42)	(1)
Deutsche Bank AG London	CMBX.NA.BBB-.9	SELL	3.00%	05/11/2063	(812)	(16)

264	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs International	CMBX.NA.BBB-.9	SELL	3.00%	12/31/2049	$(1,324)	$(117)
Goldman Sachs International	CMBX.NA.BBB-.9	SELL	3.00%	05/11/2063	(1,105)	(4)

						$(183)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	2.63%	3-Month USD – LIBOR	11/10/2035	USD	2,970	$(473)
Morgan Stanley	USD 3 Month LIBOR	3.31%	05/06/2034	USD	1,510	399
Morgan Stanley	1.49%	3-Month USD – LIBOR	10/04/2026	USD	10,480	–
Morgan Stanley	0.96%	6-Month NOK – BBR	08/01/2018	NOK	73,130	40
Morgan Stanley	3-Month NZD – BKBM	2.47%	07/28/2026	NZD	7,620	22
Morgan Stanley	2.29%	3-Month USD – LIBOR	08/04/2025	USD	2,717	(205)
Morgan Stanley	6-Month AUD – BBR	3.38%	06/09/2025	AUD	3,130	271
Morgan Stanley	2.49%	3-Month USD – LIBOR	06/09/2025	USD	1,710	(164)
Morgan Stanley	2.31%	3-Month USD – LIBOR	05/18/2025	USD	2,820	(229)
Morgan Stanley	1.99%	3-Month USD – LIBOR	04/21/2025	USD	2,760	(151)
Morgan Stanley	6-Month AUD – BBR	2.97%	03/11/2025	AUD	4,780	275
Morgan Stanley	3-Month USD – LIBOR	2.67%	07/18/2024	USD	2,060	209
Morgan Stanley	2.67%	3-Month USD – LIBOR	07/10/2024	USD	2,570	(263)
Morgan Stanley	3-Month USD – LIBOR	2.63%	05/29/2024	USD	1,990	202
Morgan Stanley	2.63%	3-Month USD – LIBOR	05/23/2024	USD	3,980	(405)
Morgan Stanley	2.82%	3-Month USD – LIBOR	04/28/2024	USD	3,520	(413)
Morgan Stanley	2.89%	3-Month USD – LIBOR	02/14/2024	USD	2,310	(260)
Morgan Stanley	2.98%	3-Month USD – LIBOR	01/14/2024	USD	2,630	(317)
Morgan Stanley	1.26%	3-Month USD – LIBOR	08/31/2021	USD	11,420	(40)
Morgan Stanley	2.24%	3-Month USD – LIBOR	06/25/2021	USD	2,100	(116)
Morgan Stanley	1.69%	3-Month USD – LIBOR	08/06/2020	USD	10,830	(245)
Morgan Stanley	6-Month GBP – LIBOR	1.65%	06/05/2020	GBP	3,757	229
Morgan Stanley	1.57%	3-Month USD – LIBOR	04/01/2020	USD	5,135	(83)
Morgan Stanley	3-Month USD – LIBOR	1.75%	10/31/2019	USD	4,860	129
Morgan Stanley	3-Month USD – LIBOR	1.70%	07/02/2019	USD	1,900	41
Morgan Stanley	1.71%	3-Month AUD – BBR	09/24/2018	AUD	60,300	(38)
Morgan Stanley	1.13%	6-Month NOK – NIBOR	08/13/2018	NOK	54,170	11
Morgan Stanley	1.08%	6-Month NOK – NIBOR	08/13/2018	NOK	81,260	25
Morgan Stanley	1.01%	6-Month NOK – NIBOR	08/06/2018	NOK	18,960	9
Morgan Stanley	2.05%	3-Month NZD – BKBM	07/28/2018	NZD	70,620	(12)
Morgan Stanley	1.01%	3-Month NOK – NIBOR	05/19/2018	NOK	107,030	55
Morgan Stanley	0.95%	3-Month NOK – NIBOR	05/12/2018	NOK	321,850	201
Morgan Stanley	2.21%	3-Month AUD – BBR	04/27/2018	AUD	18,540	(129)
Morgan Stanley	0.81%	3-Month USD – LIBOR	05/18/2017	USD	18,010	(25)

						$(1,450)

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,080,192 ($ Thousands).

*	Non-income producing security.
**	Future is held by Inflation Commodity Strategy Subsidiary, Ltd. As of September 30, 2016.
‡	Real Estate Investment Trust.
(A)	Security, or a portion thereof, is held by the Commodity Strategy Subsidiary, Ltd. As of September 30, 2016.
(B)	The rate reported is the effective yield at the time of purchase.
(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $75,281 ($ Thousands), representing 7.0% of the Net Assets of the Fund.
(D)	Security is in default on interest payment.
(E)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.
(F)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2016. The coupon on a step bond changes on a specified date.
(G)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(H)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements.
(I)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(J)	Security, or a portion thereof, has been pledged as collateral on open centrally cleared swap contracts.
(K)	Security, or a portion thereof, has been pledged as collateral on securities sold short.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	265

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Inflation Managed Fund (Concluded)

AUD — Australian Dollar

BBR — Australian Bank Bill Rate

BKBM — Bank Bill Reference Rate

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CMBX — A series of indices designed to reflect the creditworthiness of commercial mortgage-backed securities.

CMO — Collateralized Mortgage Obligation

EAFE — Europe, Australasia and Far East

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MSCI —Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

NIBOR — Norwegian Interbank Offered Rate

NOK — Norwegian Krone

NZD — New Zealand Dollar

OTC — Over the Counter

PLC — Public Limited Company

S&P— Standard & Poor’s

Ser — Series

SGD — Singapore Dollar

SPX — Standard & Poor’s 500 Index

TWD — Taiwanese Dollar

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$731,614	$–	$731,614
Common Stock	292,998	–	–	292,998
Corporate Obligations	–	108,519	–	108,519
Mortgage-Backed Securities	–	82,798	–	82,798
Asset-Backed Securities	–	38,083	–	38,083
Sovereign Debt	–	34,519	–	34,519

Total Investments in Securities	$292,998	$995,533	$–	$1,288,531

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(145,945)	$—	$—	$(145,945)

Total Securities Sold Short	$(145,945)	$—	$—	$(145,945)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$9,044	$—	$—	$9,044
Unrealized Depreciation	(9,196)	—	—	(9,196)
Forwards Contracts *
Unrealized Appreciation	—	257	—	257
Unrealized Depreciation	—	(1,963)	—	(1,963)
OTC Swaps
Interest Rate Swaps *
Unrealized Depreciation	—	(678)	—	(678)
Credit Default Swaps *
Unrealized Appreciation	—	27	—	27
Unrealized Depreciation	—	(210)	—	(210)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	2,118	—	2,118
Unrealized Depreciation	—	(3,568)	—	(3,568)
Reverse Repurchase Agreements**	—	(244,323)	—	(244,323)

Total Other Financial Instruments	$(152)	$(248,340)	$—	$(248,492)

* Futures contracts, forward contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

** See Note 2 for more information on the reverse repurchase agreements.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

266	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Capital Stability Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 12.0%
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	$1,589	$2,289
3.625%, 04/15/2028	227	313
3.375%, 04/15/2032	540	793
2.500%, 01/15/2029	1,496	1,899
2.375%, 01/15/2025	2,638	3,144
2.375%, 01/15/2027	1,548	1,899
2.125%, 01/15/2019	1,401	1,492
2.125%, 02/15/2041	1,040	1,397
2.000%, 01/15/2026	1,922	2,258
1.875%, 07/15/2019	1,592	1,710
1.750%, 01/15/2028	1,546	1,809
1.625%, 01/15/2018	1,481	1,527
1.375%, 07/15/2018	1,503	1,567
1.375%, 01/15/2020	1,932	2,052
1.375%, 02/15/2044	2,044	2,425
1.250%, 07/15/2020	5,797	6,194
1.125%, 01/15/2021	3,395	3,613
1.000%, 02/15/2046	662	721
0.750%, 02/15/2042	1,832	1,887
0.750%, 02/15/2045	2,378	2,451
0.625%, 01/15/2024	2,807	2,945
0.625%, 01/15/2026	275	285
0.625%, 02/15/2043	844	846
0.375%, 07/15/2023	6,187	6,411
0.375%, 07/15/2025	4,013	4,144
0.250%, 01/15/2025	4,018	4,093
0.125%, 04/15/2018	3,218	3,253
0.125%, 04/15/2020	4,954	5,051
0.125%, 04/15/2021	2,937	2,999
0.125%, 01/15/2022 (A)	3,977	4,059
0.125%, 07/15/2022	121	124
0.125%, 01/15/2023	4,123	4,188
0.125%, 07/15/2024	4,009	4,067
0.125%, 07/15/2026	1,382	1,398

Total U.S. Treasury Obligations (Cost $82,538) ($ Thousands)		85,303

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%
FHLMC
1.375%, 05/01/2020	$16,120	$16,295
FNMA
5.000%, 05/11/2017	13,860	14,234

Total U.S. Government Agency Obligations (Cost $30,295) ($ Thousands)		30,529

	Shares
PREFERRED STOCK — 0.8%
United States — 0.8%
Apartment Investment & Management ‡	51,000	1,433
Hersha Hospitality Trust ‡	49,075	1,276
Pebblebrook Hotel Trust ‡	54,050	1,400
Sabra Health Care ‡	43,875	1,162

Total Preferred Stock (Cost $4,950) ($ Thousands)		5,271

EXCHANGE TRADED FUND — 0.4%
United States — 0.4%
iShares MSCI Emerging Markets ETF	73,650	2,758

Total Exchange Traded Fund (Cost $2,513) ($ Thousands)		2,758

Total Investments — 17.5% (Cost $120,296) ($ Thousands)		$123,861

	Contracts
PURCHASED OPTIONS(B) — 0.0%
iShares MSCI Emerging Markets ETF, Expires 10/22/2016,
Strike Price $38.50*	762	$21
November 2016, MXN Call, USD Put, Expires 11/19/2016,
Strike Price $19.13*	3,200,000	44

Total Purchased Options (Cost $53) ($ Thousands)		65

WRITTEN OPTIONS(B) — 0.0%
December 2016, CNH Put, USD Call, Expires 12/17/2016
Strike Price $6.92*	(6,870,000)	(11)
December 2016, CNH Put, USD Call, Expires 12/17/2016
Strike Price $6.92*	(6,930,000)	(11)
December 2016, EUR Call, TRY Put, Expires 12/17/2016
Strike Price $0.27*	(17,131,000)	(16)

SEI Institutional Management Trust / Annual Report / September 30, 2016	267

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Capital Stability Fund (Continued)

Description	Contracts	Market Value ($ Thousands)

WRITTEN OPTIONS(B) (continued)
December 2016, TRY Put, EUR Call, Expires 12/17/2016
Strike Price $3.70*	(2,500,000)	$(9)
iShares MSCI Emerging Markets ETF, Expires 10/22/2016
Strike Price $35.50*	(762)	(14)
November 2016, MXN Put, USD Call, Expires 11/19/2016
Strike Price $21.05*	(3,200,000)	(10)

Total Written Options
(Premiums Received ($272)) ($ Thousands)		$(71)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Canadian 10-Year Bond	169	Dec-2016	$10
H-shares Index	22	Oct-2016	(13)
Long Gilt 10-Year Bond	102	Dec-2016	(125)
MSCI EAFE Index E-MINI	449	Dec-2016	281
S&P 500 Index E-MINI	431	Dec-2016	(298)
S&P TSX 60 Index	32	Dec-2016	5
U.S. 10-Year Treasury Note	301	Dec-2016	(23)
U.S. 2-Year Treasury Note	193	Dec-2016	30
U.S. 5-Year Treasury Note	239	Dec-2016	1
U.S. Ultra Long Treasury Bond	28	Dec-2016	(38)

			$(170)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
11/03/16-12/15/16	USD	4,113	BRL	13,856	$75
12/02/16	USD	347	BRL	1,136	(4)
11/09/16-01/17/17	USD	1,617	MXN	31,952	21
11/16/16-12/15/16	USD	4,718	MXN	87,998	(208)
11/16/16-12/15/16	MXN	59,608	USD	3,151	91
11/09/16	MXN	32,156	USD	1,614	(40)
11/16/16	USD	1,584	COP	4,746,210	50
11/16/16	USD	1,763	CZK	42,357	3
11/16/16-12/15/16	TRY	3,387	USD	1,124	9
11/16/16	USD	1,750	MYR	7,241	2
11/16/16	USD	1,760	MYR	7,275	—
11/16/16-05/10/21	GBP	2,818	USD	3,746	81
12/15/16	GBP	817	USD	1,061	(2)
11/16/16-12/15/16	USD	3,354	AUD	4,422	26
12/15/16	USD	352	AUD	460	(1)

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
11/16/16-12/15/16	USD	2,434	INR	164,556	$18
12/15/16	USD	3,733	INR	251,092	(4)
11/16/16-01/17/17	USD	4,460	KRW	4,961,518	44
12/15/16-12/15/16	USD	1,814	KRW	1,981,642	(15)
12/15/16-12/15/16	USD	4,350	NZD	6,097	69
11/16/16-01/17/17	USD	1,962	NZD	2,685	(16)
11/16/16-01/17/17	AUD	7,199	USD	5,450	(49)
11/16/16-01/17/17	USD	4,795	TWD	149,688	20
12/15/16	USD	2,832	TWD	87,791	(9)
11/16/16-01/17/17	NZD	7,519	USD	5,472	22
12/15/16	NZD	1,215	USD	879	(1)
11/16/16-11/16/16	USD	2,814	JPY	286,150	18
12/15/16-01/17/17	USD	6,302	JPY	630,985	(47)
12/15/16-12/15/16	CAD	7,885	USD	6,082	78
11/16/16-12/15/16	CAD	4,957	USD	3,761	(12)
11/16/16-12/15/16	RUB	62,076	USD	938	(31)
11/16/16-12/15/16	TWD	100,248	USD	3,166	(55)
12/15/16	INR	1,943	USD	29	—
11/16/16	INR	117,381	USD	1,751	—
11/16/16-01/17/17	JPY	392,386	USD	3,919	32
12/15/16-12/15/16	JPY	524,749	USD	5,126	(75)
11/16/16-01/17/17	KRW	2,207,977	USD	2,005	1
12/15/16-12/15/16	KRW	4,735,183	USD	4,231	(68)
12/02/16	BRL	4,033	USD	1,228	10
12/15/16	BRL	1,175	USD	350	(4)
12/07/16	TRY	1,821	EUR	535	5
12/09/16	TRY	1,200	EUR	340	(11)
12/15/16	USD	1,011	ZAR	14,333	16
12/15/16	USD	2,084	CLP	1,418,448	56
12/15/16	USD	2,126	TRY	6,372	(35)
12/15/16-12/15/16	USD	3,006	RUB	197,142	62
12/15/16-12/15/16	USD	3,169	PEN	10,734	(42)
12/15/16	USD	3,557	EUR	3,129	(28)
12/15/16	PEN	3,631	USD	1,059	1
12/15/16	PLN	4,091	USD	1,056	(12)
12/15/16	USD	4,117	HUF	1,125,298	(21)
12/15/16	USD	4,365	PLN	16,666	(15)
12/15/16	USD	5,046	NOK	41,148	105
12/15/16	USD	1,887	GBP	1,463	16
12/15/16-12/15/16	USD	3,509	GBP	2,682	(20)
01/17/17	CHF	4,126	EUR	3,801	7
12/15/16	CHF	1,691	EUR	1,549	(7)
12/15/16-01/17/17	EUR	5,983	CHF	6,523	17
12/15/16	USD	7,693	SEK	64,239	(163)
12/15/16	USD	1,045	CAD	1,377	3
12/15/16-01/17/17	USD	8,627	CAD	11,202	(96)
12/15/16	CHF	10,099	USD	10,496	26
12/15/16-01/17/17	USD	7,421	CHF	7,173	28
12/15/16-12/15/16	USD	2,829	CHF	2,697	(32)
12/15/16	NOK	12,191	USD	1,480	(47)
12/15/16	EUR	9,386	USD	10,615	30
12/15/16	EUR	3,160	USD	3,541	(23)

268	SEI Institutional Management Trust / Annual Report / September 30, 2016

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
12/15/16-01/17/17	USD	17,555	CNH	117,909	$24
12/15/16	SEK	19,035	USD	2,263	31
01/17/17	SEK	15,047	USD	1,759	(8)
12/15/16-01/17/17	ZAR	38,502	USD	2,758	10
12/15/16-01/17/17	CNH	179,161	USD	26,656	(59)
12/15/16	HUF	292,568	USD	1,054	(11)
12/15/16	CLP	1,418,448	USD	2,088	(51)
01/17/17-01/17/17	EUR	1,740	NOK	15,829	16
01/17/17	MYR	7,314	USD	1,763	(4)
01/17/17	COP	2,706,406	USD	905	(18)
03/16/17	EUR	3,151	CZK	84,626	(6)

					$(227)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(3,786)	$3,806	$20
Barclays PLC	(11,919)	11,765	(154)
BNP Paribas	(13,600)	13,593	(7)
Brown Brothers Harriman	(48,105)	48,023	(82)
Citigroup	(100,988)	101,042	54
Deutsche Bank	(6,433)	6,386	(47)
Goldman Sachs	(5,813)	5,864	51
HSBC	(2,699)	2,703	4
JPMorgan Chase Bank	(23,722)	23,599	(123)
Montgomery/Bank of America	(2,466)	2,467	1
Morgan Stanley	(16,266)	16,277	11
Nomura Securities International	(11,818)	11,801	(17)
Royal Bank of Scotland	(17,118)	17,146	28
Standard Chartered	(13,216)	13,250	34

			$(227)

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the tables above, are representative of the volume of activity for the derivative type during the year.

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016 is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Morgan Stanley	CDX.HY.IG, SERIES 26, VERSION 1	SELL	5.00	06/20/21	$(1,400)	$(8)
Morgan Stanley	CDX.HY.IG, SERIES 26, VERSION 1	SELL	5.00	06/20/21	(3,300)	9
Morgan Stanley	CDX.NA.IG, SERIES 26, VERSION 1	SELL	1.00	06/20/21	(140)	—
Morgan Stanley	CDX.NA.IG, SERIES 26, VERSION 1	SELL	1.00	06/20/21	(690)	2
Morgan Stanley	CDX.NA.IG, SERIES 26, VERSION 1	SELL	1.00	06/20/21	(1,310)	1
Morgan Stanley	CDX.NA.IG, SERIES 26, VERSION 1	SELL	1.00	06/20/21	(900)	—
Morgan Stanley	CDX.NA.IG, SERIES 26, VERSION 1	SELL	1.00	06/20/21	(550)	—
Morgan Stanley	CDX.NA.IG, SERIES 26, VERSION 1	SELL	1.00	06/20/21	(1,370)	—
Morgan Stanley	CDX.NA.IG, SERIES 26, VERSION 1	SELL	1.00	06/20/21	(1,130)	(1)
Morgan Stanley	CDX.NA.IG, SERIES 26, VERSION 1	SELL	1.00	06/20/21	(1,320)	(1)
Morgan Stanley	CDX.NA.IG, SERIES 27, VERSION 1	SELL	1.00	12/20/21	(2,480)	2
Morgan Stanley	ITRAXX.XO.VER.SERIES 25, VERSION 1	SELL	5.00	06/20/21	(40)	—
Morgan Stanley	ITRAXX.XO.VER.SERIES 25, VERSION 1	SELL	5.00	06/20/21	(620)	(11)
Morgan Stanley	ITRAXX.XO.VER.SERIES 26, VERSION 1	SELL	5.00	12/20/21	(1,450)	—

						$(7)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	6-Month AUD - BBSW	2.15%	09/30/2026	AUD	5,830	$20
Morgan Stanley	6-Month AUD - BBSW	2.15%	09/27/2026	AUD	1,230	4
Morgan Stanley	6-Month AUD - BBSW	2.11%	09/09/2026	AUD	1,390	2
Morgan Stanley	6-Month AUD - BBSW	2.08%	07/12/2026	AUD	2,960	(4)
Morgan Stanley	6-Month AUD - BBSW	2.18%	07/04/2026	AUD	1,390	9
Morgan Stanley	6-Month AUD - BBSW	2.34%	06/09/2026	AUD	2,080	38
Morgan Stanley	6-Month AUD - BBSW	2.40%	05/30/2026	AUD	3,180	70
Morgan Stanley	6-Month AUD - BBSW	2.42%	05/24/2026	AUD	5,110	122

						$261

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

SEI Institutional Management Trust / Annual Report / September 30, 2016	269

SCHEDULE OF INVESTMENTS

September 30, 2016

Multi-Asset Capital Stability Fund (Concluded)

Percentages are based on Net Assets of $709,681 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Security, or portion thereof, has been pledged as collateral on open options contracts.
(B)	For the year ended September 30, 2016, the total amount of open purchased options and written options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

AUD — Australian Dollar

BBSW — Bank Bill Swap Reference Rate

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

CNH — Chinese Offshore Yuan

COP — Colombian Peso

CZK — Czech Koruna

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HUF — Hungarian Forint

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

MSCI —Morgan Stanley Capital International

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PEN — Peruvian Nuevo Sol

PLN — Polish Zloty

RUB — Russian Ruble

S&P— Standard & Poor’s

SEK — Swedish Krona

TRY — Turkish Lira

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$85,303	$–	$85,303
U.S. Government Agency Obligations	–	30,529	–	30,529
Preferred Stock	–	5,271	–	5,271
Exchange Traded Fund	2,758	–	–	2,758

Total Investments in Securities	$2,758	$121,103	$–	$123,861

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$65	$—	$—	$65
Written Options	(71)	—	—	(71)
Futures Contracts *
Unrealized Appreciation	327	—	—	327
Unrealized Depreciation	(497)	—	—	(497)
Forwards Contracts *
Unrealized Appreciation	—	1,123	—	1,123
Unrealized Depreciation	—	(1,350)	—	(1,350)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	—	14	—	14
Unrealized Depreciation	—	(21)	—	(21)
Interest Rate Swaps *
Unrealized Appreciation	—	265	—	265
Unrealized Depreciation	—	(4)	—	(4)

Total Other Financial Instruments	$(176)	$27	$—	$(149)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

270	SEI Institutional Management Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Long/Short Alternative Fund

 Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (A) — 83.8%
Banks — 28.6%
Australia & New Zealand Banking Group
0.450%, 10/24/2016 (B)	$1,500	$1,499
Bank of Nova Scotia
0.550%, 11/02/2016 (B)	1,500	1,499
DNB Bank
0.651%, 11/14/2016 (B)	605	605
0.480%, 10/03/2016 (B)	1,000	1,000
Nordea Bank
0.561%, 11/23/2016 (B)	1,454	1,453
Skandinaviska Enskilda Banken
0.601%, 10/26/2016 (B)	1,414	1,413
Svenska Handelsbanken
33.428%, 10/13/2016 (B)	1,274	1,274
0.500%, 10/18/2016 (B)	470	470
Toronto-Dominion Holdings USA
0.630%, 10/06/2016 (B)	1,250	1,250
Westpac Banking
0.852%, 12/13/2016 (B)	1,500	1,498

		11,961

Financial — 3.6%
Novartis Finance
0.450%, 11/08/2016 (B)	1,500	1,499

Industrial & Other Commercial Paper — 51.6%
American Honda Finance
0.601%, 11/07/2016	1,608	1,607
BASF
0.500%, 10/12/2016 (B)	834	834
BMW US Capital
0.430%, 10/20/2016 (B)	557	557
Exxon Mobil
0.400%, 10/19/2016	1,500	1,500
Illinois Tool Works
0.380%, 10/05/2016 (B)	1,821	1,821
Microsoft
0.400%, 10/25/2016 (B)	1,500	1,499
Nestle Finance International
0.591%, 12/05/2012	1,500	1,499
PepsiCo
0.370%, 10/07/2016 (B)	1,500	1,500
Pfizer
0.480%, 10/03/2016 (B)	1,615	1,615
Roche Holdings
0.430%, 10/04/2016 (B)	1,544	1,544

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (continued)
Sanofi
0.430%, 10/14/2016 (B)	$1,632	$1,632
Toyota Motor Credit
0.611%, 10/31/2016	1,829	1,828
Unilever Capital
0.420%, 10/11/2016 (B)	1,494	1,494
United Parcel Service
0.400%, 10/04/2016 (B)	1,000	1,000
Wal-Mart Stores
0.400%, 10/12/2016 (B)	1,125	1,125
0.310%, 10/11/2016 (B)	504	504

		21,559

Total Commercial Paper (Cost $35,017) ($ Thousands)		35,019

U.S. GOVERNMENT AGENCY OBLIGATIONS (A) — 8.8%
FHLB
0.260%, 11/18/2016	1,666	1,665
FHLMC
0.160%, 10/06/2016	2,000	2,000

Total U.S. Government Agency Obligations (Cost $3,665) ($ Thousands)		3,665

	Shares
EXCHANGE TRADED FUND — 4.7%
iShares iBoxx USD High Yield Corporate Bond ETF	22,609	1,973

Total Exchange Traded Fund (Cost $1,955) ($ Thousands)		1,973

Total Investments — 97.3% (Cost $40,637) ($ Thousands)		$40,657

SEI Institutional Managed Trust / Annual Report / September 30, 2016	271

SCHEDULE OF INVESTMENTS

September 30, 2016

Long/Short Alternative Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
MSCI EAFE Index E-MINI	95	Dec-2016	$(95)
MSCI Emerging Markets E-MINI	(153)	Dec-2016	112
NASDAQ 100 Index E-MINI	76	Dec-2016	68
S&P Mid Cap 400 Index E-MINI	57	Dec-2016	(163)
U.S. Dollar Index	(43)	Dec-2016	8
U.S. Long Treasury Bond	7	Dec-2016	(6)

			$(76)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $41,794 ($ Thousands).
(A)	The rate reported is the effective yield at the time of purchase.
(B)	The rate reported is the effective yield at time of purchase.
(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $28,585 ($ Thousands), representing 68.4% of the Net Assets of the Fund.

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers and Automated Quotations

S&P — Standard & Poor’s

USD — U.S. Dollar

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$–	$35,019	$–	$35,019
U.S. Government Agency Obligations	–	3,665	–	3,665
Exchange Traded Fund	1,973	–	–	1,973

Total Investments in Securities	$1,973	$38,684	$–	$40,657

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$188	$—	$—	$188
Unrealized Depreciation	(264)	—	—	(264)

Total Other Financial Instruments	$(76)	$—	$—	$(76)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

272	SEI Institutional Managed Trust / Annual Report / September 30, 2016

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2016

	Large Cap Fund	Large Cap Value Fund
Assets:
Investments, at value †	$2,257,963*	$1,281,948*
Affiliated investments, at value ††	410,666	96,911
Cash and cash equivalents	21	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	1,112	228
Receivable for investment securities sold	5,750	1,438
Dividends and Interest receivable	1,827	1,860
Receivable for variation margin	100	–
Foreign tax reclaim receivable	1	1
Receivable from investment adviser	–	–
Other receivables	–	1
Prepaid expenses	41	26
Total Assets	2,677,481	1,382,413
Liabilities:
Payable upon return on securities loaned	261,551	49,707
Payable for investment securities purchased	9,494	2,090
Payable for fund shares redeemed	2,473	1,460
Administration fees payable	588	327
Shareholder servicing fees payable Class A	456	266
Shareholder servicing fees payable Class E	–	–
Shareholder servicing fees payable Class I	–	–
Payable to custodian	–	1
Payable for variation margin	–	–
Investment advisory fees payable	542	300
Chief Compliance Officer fees payable	3	1
Trustees fees payable	1	–
Administration servicing fees payable Class I	–	1
Accrued expense payable	99	62
Total Liabilities	275,207	54,215
Net Assets	$2,402,274	$1,328,198
† Cost of investments and repurchase agreements	$1,864,769	$1,110,102
†† Cost of affiliated investments	410,666	96,911
††† Cost of foreign currency	–	–
* Includes market value of securities on loan	258,188	49,352

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

274	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Large Cap Growth Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund	Mid-Cap Fund

$1,388,018*	$3,400,461*	$645,314*	$553,846*	$355,083*	$309,235*	$657,146*	$ 86,804*
66,670	334,299	18,313	88,127	121,713	43,562	214,397	7,903
–	28	–	3	20	–	24	25
–	129	–	–	–	–	–	–
120	2,460	10,264	322	82	80	500	47
11,323	1,764	39	4,850	3,147	657	292	–
192	2,976	731	514	570	107	625	158
–	1,949	95	109	23	–	57	–
–	–	–	–	–	–	–	1
–	–	–	–	1	–	–	–
1	–	–	–	–	–	–	–
25	60	11	10	7	5	11	2
1,466,349	3,744,126	674,767	647,781	480,646	353,646	873,052	94,940

4,044	111,917	3,172	52,352	104,013	31,161	180,708	5,714
12,679	–	–	5,918	3,477	132	719	–
1,667	2,492	402	580	359	330	559	22
295	887	119	144	91	79	169	22
290	699	48	113	74	64	115	18
–	–	10	–	–	–	–	–
–	–	1	–	–	–	–	–
–	–	2	–	–	–	–	–
–	1,843	–	–	–	–	–	–
384	812	16	227	147	129	284	29
2	4	1	1	–	–	1	–
–	1	–	–	–	–	–	–
1	–	2	–	1	–	–	–
67	125	22	31	19	15	24	5
19,429	118,780	3,795	59,366	108,181	31,910	182,579	5,810
$1,446,920	$3,625,346	$670,972	$588,415	$372,465	$321,736	$690,473	$ 89,130
$1,053,989	$2,152,815	$321,849	$499,148	$305,587	$293,595	$462,373	$ 80,024
66,670	334,299	18,313	88,127	121,713	43,562	214,397	7,903
–	129	–	–	–	–	–	–
3,948	110,925	3,131	51,461	102,682	30,880	178,774	5,670

SEI Institutional Managed Trust / Annual Report / September 30, 2016	275

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2016

	Large Cap Fund		Large Cap Value Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$2,088,555		$1,219,659
Undistributed (distributions in excess of) net investment income	5,051		9,711
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	(84,498)		(73,018)
Net unrealized appreciation on investments and securities sold short	393,194		171,846
Net unrealized appreciation (depreciation) on futures contracts	(28)		–
Net unrealized depreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–		–
Net Assets	$2,402,274		$1,328,198
Net Asset Value, Offering and Redemption Price Per Share — Class A	$12.54 ($2,237,662,894 178,391,154 share	÷ s)	$21.20 ($1,300,028,797 61,310,604 share	÷ s)
Net Asset Value, Offering and Redemption Price Per Share — Class E	N/A		N/A

Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A		$21.21 ($ 6,164,527 290,634 share	÷ s)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$12.55 ($164,611,458 13,115,536 share	÷ s)	$21.21 ($22,004,398 1,037,604 share	÷ s)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

276	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Large Cap Growth Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/ Mid Cap Fund		Mid-Cap Fund

$1,192,055		$2,539,463		$327,989		$548,305		$335,274		$336,749		$500,508		$82,663
1,233		6,797		2,548		416		1,105		(901)		1,093		46

(80,397)		(168,583)		16,666		(14,966)		(13,407)		(29,752)		(5,902)		(359)
334,029		1,247,646		323,465		54,698		49,496		15,640		194,773		6,780
–		23		304		(38)		(3)		–		2		–

–		–		–		–		–		–		(1)		–
$1,446,920		$3,625,346		$670,972		$588,415		$372,465		$321,736		$690,473		$89,130
$29.74 ($1,421,655,602 47,794,785 share	÷ s)	$20.74 ($3,427,251,372 165,282,645 share	÷ s)	$53.32 ($386,476,820 7,248,117 share	÷ s)	$11.61 ($550,555,788 47,412,455 share	÷ s)	$22.75 ($362,348,337 15,928,742 share	÷ s)	$28.86 ($312,240,401 10,819,772 share	÷ s)	$18.97 ($643,288,207 33,916,448 share	÷ s)	$24.00 ($87,780,766 3,658,038 share	÷ s)
N/A		N/A		$53.68 ($277,241,855 5,165,158 share	÷ s)	N/A		N/A		N/A		N/A		N/A
$29.17 ($4,782,931 163,979 share	÷ s)	N/A		$53.58 ($6,473,537 120,810 share	÷ s)	N/A		$22.57 ($2,910,191 128,930 share	÷ s)	$27.83 ($2,252,515 80,938 share	÷ s)	N/A		$23.96 ($870,755 36,338 share	÷ s)
$29.80 ($20,481,065 687,299 share	÷ s)	$20.75 ($198,094,406 9,547,943 share	÷ s)	$53.33 ($779,619 14,619 share	÷ s)	$11.66 ($37,859,579 3,247,872 share	÷ s)	$22.76 ($7,206,417 316,565 share	÷ s)	$28.93 ($7,242,900 250,364 share	÷ s)	$18.98 ($47,184,838 2,486,406 share	÷ s)	$24.01 ($478,905 19,943 share	÷ s)

SEI Institutional Managed Trust / Annual Report / September 30, 2016	277

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2016

	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Assets:
Investments, at value †	$1,573,596	$1,622,567
Affiliated investments, at value ††	39,118	83,471
Repurchase agreements†	–	–
Cash and cash equivalents	173	8,939
Due from Broker	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	–	–
Foreign currency, at value †††	1,177	3,444
Receivable for fund shares sold	1,495	792
Receivable for investment securities sold	4,968	3
Dividends and Interest receivable	2,891	4,108
Receivable for variation margin	135	254
Unrealized gain on forward foreign currency contracts	–	916
Options purchased, at value †††††	–	–
Foreign tax reclaim receivable	–	2,429
Receivable from investment adviser	–	–
Other receivables	–	–
Prepaid expenses	26	31
Total Assets	1,623,579	1,726,954
Liabilities:
Payable for investment securities purchased	5,726	–
Payable for fund shares redeemed	1,467	893
Administration fees payable	397	420
Shareholder servicing fees payable Class A	231	328
Shareholder servicing fees payable Class I	–	1
Payable upon return on securities loaned	–	–
Income distribution payable	–	–
OTC Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Payable to custodian	–	–
Payable for variation margin	–	154
Unrealized loss on forward foreign currency contracts	–	648
Investment advisory fees payable	507	689
Chief Compliance Officer fees payable	2	2
Trustees fees payable	–	–
Administration servicing fees payable Class I	–	1
Other payables	–	–
Accrued expense payable	81	147
Total Liabilities	8,411	3,283
Net Assets	$1,615,168	$1,723,671
† Cost of investments and repurchase agreements	$1,356,352	$1,415,399
†† Cost of affiliated investments	39,118	83,471
††† Cost of foreign currency	1,173	3,442
†††† Cost (premiums received)	–	–
††††† Cost (premiums received)	–	–
* Includes market value of securities on loan	–	–

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

278	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Tax-Managed Managed Volatility Fund	Real Estate Fund	Enhanced Income Fund	Core Fixed Income Fund	U.S. Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund

$1,164,326	$204,816*	$194,173	$2,228,200*	$1,368,300*	$1,865,467*	$57,832
34,072	8,546	5,121	70,436	32,271	51,080	51
–	–	2,000	–	–	–	11,400
150	–	342	103	–	395	–
–	–	–	–	–	348	–
–	–	–	3,287	158	893	–
–	–	11	1,059	943	–	–
758	–	–	355	–	–	–
1,531	2,124	141	1,355	1,055	1,137	19,182
1,121	3,451	2,759	95,006	68,695	18,377	3,500
1,830	1,040	715	10,647	6,199	30,874	49
113	–	4	1,446	1,389	34	–
–	–	–	450	9	–	–
–	–	–	208	81	–	–
2	–	–	8	8	13	–
–	–	–	2	–	–	11
–	–	–	–	–	400	–
19	4	4	37	22	31	1
1,203,922	219,981	205,270	2,412,599	1,479,130	1,969,049	92,026

2,479	7,031	6,298	241,760	172,492	26,661	–
977	320	241	2,321	1,265	2,080	166
294	52	16	351	213	317	12
238	35	21	423	247	355	5
–	–	–	–	–	–	–
–	1,024	–	14,020	629	6	–
–	–	–	353	271	928	20
–	–	–	684	173	–	–
–	–	–	315	123	–	–
–	–	–	–	45	–	–
–	–	1	640	839	–	–
–	–	–	925	168	–	–
373	90	43	240	148	575	6
1	–	–	2	1	2	–
–	–	–	1	–	1	–
–	–	–	2	–	1	–
–	–	–	4	–	–	–
65	9	26	216	122	123	10
4,427	8,561	6,646	262,257	176,736	31,049	219
$1,199,495	$211,420	$198,624	$2,150,342	$1,302,394	$1,938,000	$91,807
$910,883	$159,456	$199,014	$2,178,162	$1,332,901	$1,885,562	$69,227
34,072	8,546	5,121	70,436	32,271	51,080	51
764	–	–	331	–	–	–
–	–	–	13	–	–	–
–	–	–	(160)	(62)	–	–
–	1,020	–	13,544	599	1	–

SEI Institutional Managed Trust / Annual Report / September 30, 2016	279

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2016

	U.S. Managed Volatility Fund		Global Managed Volatility Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,350,819		$1,453,138
Undistributed (distributions in excess of) net investment income	5,726		21,778
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	41,478		41,376
Net unrealized appreciation (depreciation) on investments and securities sold short	217,244		207,168
Net unrealized appreciation on option contracts	–		–
Net unrealized appreciation (depreciation) on futures contracts	(102)		76
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	3		135
Net unrealized appreciation (depreciation) on swap contracts	–		–
Net Assets	$1,615,168		$1,723,671
Net Asset Value, Offering and Redemption Price Per Share — Class A	$17.04		$11.51
	($1,126,684,758 66,115,893 share	÷ s)	($1,618,548,555 140,572,556 share	÷ s)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$17.03		$11.29
	($1,928,461 113,270 share	÷ s)	($2,734,462 242,305 share	÷ s)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$17.05		$11.55
	($486,555,063 28,537,396 share	÷ s)	($102,388,311 8,866,795 share	÷ s)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

280	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Tax-Managed Managed Volatility Fund		Real Estate Fund		Enhanced Income Fund		Core Fixed Income Fund		U.S. Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund

$930,260		$153,133		$324,462		$2,089,251		$1,254,250		$2,100,479		$91,801
3,919		2,193		974		(3,948)		165		16,847		–
11,922		10,734		(123,972)		17,556		12,215		(159,424)		1
253,443		45,360		(2,841)		50,038		35,399		(20,095)		5
–		–		–		53		20		–		–
(42)		–		1		1,694		971		–		–
(7)		–		–		(441)		(159)		–		–
–		–		–		(3,861)		(467)		193		–
$1,199,495		$211,420		$198,624		$2,150,342		$1,302,394		$1,938,000		$91,807
$14.74		$19.37		$7.49		$11.71		$10.58		$7.18		$10.00
($1,162,477,654 78,889,551 share	÷ s)	($174,178,580 8,991,371 share	÷ s)	($181,058,741 24,180,396 share	÷ s)	($2,070,113,148 176,817,380 share	÷ s)	($1,205,262,289 113,942,724 share	÷ s)	($1,737,907,584 241,916,664 share	÷ s)	($75,010,907 7,500,664 share	÷ s)
N/A		$19.35		$7.47		$11.70		N/A		$6.93		N/A
		($650,929 33,633 share	÷ s)	($255,237 34,156 share	÷ s)	($9,313,119 795,866 share	÷ s)			($1,077,576 155,565 share	÷ s)
$14.74		$19.38		$7.48		$11.71		$10.58		$7.18		$10.00
($37,017,186 2,511,039 share	÷ s)	($36,590,712 1,888,387 share	÷ s)	($17,309,952 2,313,851 share	÷ s)	($70,916,227 6,055,602 share	÷ s)	($97,131,412 9,184,289 share	÷ s)	($199,015,009 27,703,642 share	÷ s)	($16,796,526 1,679,517 share	÷ s)

SEI Institutional Managed Trust / Annual Report / September 30, 2016	281

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2016

	Tax-Free Conservative Income Fund	Real Return Fund
Assets:
Investments, at value †	$44,670	$318,496
Affiliated investments, at value ††	–	5,456
Cash and cash equivalents	20	–
Due from Broker	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	183	176
Receivable for investment securities sold	500	–
Dividends and Interest receivable	124	499
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
OTC Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Foreign tax reclaim receivable	–	–
Receivable for variation margin	–	–
Prepaid expenses	1	5
Total Assets	45,498	324,632
Liabilities:
Payable for investment securities purchased	515	3,820
Payable for fund shares redeemed	89	485
Income distribution payable	12	–
Shareholder servicing fees payable Class A	3	24
Administration fees payable	2	52
Payable for securities sold short@	–	–
OTC Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Due to broker	–	–
Reverse repurchase agreements	–	–
Payable for variation margin	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	4	21
Interest payable	–	–
Chief Compliance Officer fees payable	–	–
Accrued expense payable	5	15
Total Liabilities	630	4,417
Net Assets	$44,868	$320,215
† Cost of investments and repurchase agreements	$44,684	$315,426
†† Cost of affiliated investments	–	5,456
††† Cost of foreign currency	–	–
†††† Cost (premiums received)	–	–
††††† Cost (premiums received)	–	–
@Proceeds from securities sold short	–	–

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

282	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund

$522,673	$439,206	$1,879,772	$702,542	$1,288,531	$123,861	$40,657
–	136,099	–	–	–	–	–
5,231	84,480	331,237	26,068	182,745	576,479	1
9,745	523	3,586	–	–	–	–
–	3,283	7,737	22,180	967	1,159	–
428	171	60,338	1,442	1,803	5,948	1,027
–	131	3,993	74	6	2,268	–
547	465	1,678	636	1,040	546	–
24	26,897	814	2,527	10,734	–	–
584	517	1,668	4,627	2,886	599	–
938	80	3,412	238	257	1,123	–
–	–	33	–	5	–	–
576	142	2,485	58,323	22	–	–
415	160	–	–	–	65	–
–	3	136	9	15	–	–
61	28	2,514	209	3,272	705	192
8	10	37	12	20	12	1
541,230	692,195	2,299,440	818,887	1,492,303	712,765	41,878

–	23,163	2,313	15,022	12,044	–	–
367	613	1,825	612	1,185	851	–
–	–	–	378	–	–	–
99	97	421	52	201	54	–
131	–	555	120	219	90	10
–	92,656	–	–	145,945	–	–
–	–	4,205	58,562	1,160	–	–
–	92	–	2,222	–	71	–
–	–	2,574	–	1,930	–	–
–	–	–	–	244,323	–	–
–	32	3,877	175	2,642	460	53
–	–	18	–	8	–	–
3,235	158	3,393	3	1,963	1,350	–
43	238	1,021	226	282	174	18
–	11	–	–	15	–	–
1	1	3	1	1	1	–
53	30	130	94	193	33	3
3,929	117,091	20,335	77,467	412,111	3,084	84
$537,301	$575,104	$2,279,105	$741,420	$1,080,192	$709,681	$41,794
$484,206	$437,563	$1,835,347	$699,829	$1,249,777	$120,296	$40,637
–	137,027	–	–	–	–	–
–	506	3,986	71	6	2,138	–
–	(57)	–	–	(277)	–	–
524	97	–	1,800	–	(219)	–
–	(89,554)	–	–	(145,564)	–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2016	283

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIESs ($ Thousands)

September 30, 2016

	Tax-Free Conservative Income Fund		Real Return Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$44,882		$321,573
Undistributed (distributions in excess of) net investment income	–		(336)
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	–		(4,092)
Net unrealized appreciation (depreciation) on investments and securities sold short	(14)		3,070
Net unrealized appreciation (depreciation) on option contracts	–		–
Net unrealized appreciation (depreciation) on futures contracts	–		–
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–		–
Net unrealized appreciation (depreciation) on swap contracts	–		–
Net Assets	$44,868		$320,215
Net Asset Value, Offering and Redemption Price Per Share — Class A	$10.00		$10.14
	($30,946,244 3,095,559 share	÷ s)	($291,379,675 28,723,821 share	÷ s)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.00		$10.17
	($13,922,107 1,392,631 share	÷ s)	($28,835,391 2,834,951 share	÷ s)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

284	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund		Long/Short Alternative Fund

$502,228		$587,029		$2,264,641		$742,710		$1,170,155		$703,985		$42,401
1,461		415		(17,755)		(823)		(1,933)		1,249		(83)

(3,047)		(10,095)		(15,473)		(2,648)		(122,200)		682		(468)
38,467		(2,387)		44,425		2,713		38,373		3,565		20
(109)		(29)		–		(422)		–		213		–
22		9		5,136		132		(152)		(170)		(76)

(2,297)		(78)		(343)		224		(1,740)		(97)		–
576		240		(1,526)		(466)		(2,311)		254		–
$537,301		$575,104		$2,279,105		$741,420		$1,080,192		$709,681		$41,794
$10.18		$9.67		$10.31		$10.56		$8.80		$10.14		$9.79
($488,778,343 48,026,702 share	÷ s)	($573,752,058 59,323,915 share	÷ s)	($2,076,240,440 201,363,419 share	÷ s)	($643,477,093 60,946,873 share	÷ s)	($990,930,949 112,549,375 share	÷ s)	($658,185,196 64,905,652 share	÷ s)	($19,365 1,979 share	÷ s)
$10.20		$9.68		$10.36		$10.56		$8.82		$10.16		$9.81
($48,523,146 4,758,101 share	÷ s)	($1,351,547 139,614 share	÷ s)	($202,864,705 19,589,928 share	÷ s)	($97,942,762 9,277,346 share	÷ s)	($89,261,319 10,118,066 share	÷ s)	($51,495,790 5,068,152 share	÷ s)	($41,774,801 4,257,589 share	÷ s)

SEI Institutional Managed Trust / Annual Report / September 30, 2016	285

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended September 30, 2016

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$44,713	$32,472	$14,019
Dividends from affiliated investment company (1)	201	90	106
Interest income	3	1	2
Security lending income — net (1)(2)	469	244	36
Less: foreign taxes withheld	(200)	(160)	(90)
Total Investment Income	45,186	32,647	14,073
Expenses:
Investment advisory fees	9,201	4,624	5,801
Administration fees	7,078	3,964	4,350
Shareholder servicing fees Class A	5,486	3,252	3,579
Shareholder servicing fees Class I	–	16	13
Trustees’ fees	37	21	23
Chief compliance officer fees	13	8	8
Administration servicing fees Class I	–	16	13
Proxy fees	355	221	234
Printing fees	312	174	192
Professional fees	137	77	83
Custodian/Wire agent fees	107	61	67
Registration fees	69	49	56
Pricing fees	–	–	–
Interest expense	–	–	–
Other expenses	58	32	35
Total Expenses	22,853	12,515	14,454
Less:
Waiver of investment advisory fees	(1,876)	(531)	(586)
Waiver of shareholder servicing fees Class A	–	–	–
Waiver of shareholder servicing fees Class I	–	(2)	(2)
Waiver of administration fees	–	–	(725)
Fees paid indirectly(1)	–	–	–
Net Expenses	20,977	11,982	13,141
Net Investment Income (Loss)	24,209	20,665	932
Net Realized Gain (Loss) on:
Investments	(42,348)	(39,802)	(71,723)
Futures contracts	1,964	1,462	1,133
Foreign currency transactions	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	251,641	146,769	202,793
Futures contracts	1,050	222	491
Net Increase in Net Assets Resulting from Operations	$236,516	$129,316	$133,626

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

286	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund	Mid-Cap Fund

$62,949	$13,973	$5,790	$6,247	$1,693	$8,446	$1,932
314	22	69	36	28	65	8
5	–	2	1	1	2	1
926	30	800	454	854	1,125	19
(362)	(1)	(45)	(25)	(14)	(31)	–
63,832	14,024	6,616	6,713	2,562	9,607	1,960

13,748	196	3,623	2,428	2,018	4,223	361
10,311	1,439	1,672	1,121	932	1,949	271
8,167	985	1,301	914	759	1,524	223
–	20	–	8	6	–	2
53	10	9	6	5	10	1
20	4	3	2	2	4	1
–	20	–	8	6	–	2
468	127	99	96	82	104	27
449	85	98	62	41	96	12
266	38	33	22	18	50	5
161	30	26	17	14	30	4
107	26	19	12	10	19	3
–	–	–	7	–	–	–
–	121	–	–	–	–	–
80	19	18	5	12	20	4
33,830	3,120	6,901	4,708	3,905	8,029	916

(3,079)	–	(530)	(347)	(377)	(597)	(1)
–	(276)	–	–	–	(183)	–
–	(8)	–	(1)	–	–	–
–	(321)	–	–	–	–	–
–	–	–	(5)	–	–	–
30,751	2,515	6,371	4,355	3,528	7,249	915
33,081	11,509	245	2,358	(966)	2,358	1,045

(30,428)	21,353	(7,419)	(1,362)	(9,571)	(3,379)	(218)
6,828	1,172	2,484	(3,025)	157	1,945	206
(1)	–	–	–	–	–	–

297,162	55,569	47,559	39,682	35,477	51,255	9,533
655	552	332	33	316	398	37
$307,297	$90,155	$43,201	$37,686	$25,413	$52,577	$10,603

SEI Institutional Managed Trust / Annual Report / September 30, 2016	287

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended September 30, 2016

	U.S. Managed Volatility Fund	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund
Investment Income:
Dividends	$38,307	$53,926	$27,036
Dividends from affiliated investment company (1)	97	207	81
Interest income	5	18	4
Security lending income — net (1)(2)	–	–	–
Less: foreign taxes withheld	(216)	(2,770)	(142)
Total Investment Income	38,193	51,381	26,979
Expenses:
Investment advisory fees	9,737	12,677	6,914
Administration fees	4,494	5,851	3,191
Shareholder servicing fees Class A	2,610	4,621	2,602
Shareholder servicing fees Class I	5	5	–
Trustees’ fees	23	32	16
Chief compliance officer fees	9	11	6
Administration servicing fees Class I	5	5	–
Proxy fees	232	294	149
Printing fees	194	267	136
Professional fees	89	109	64
Custodian/Wire agent fees	71	202	52
Registration fees	33	58	38
Interest expense	–	–	–
Other expenses	36	63	25
Total Expenses	17,538	24,195	13,193
Less:
Waiver of investment advisory fees	(3,428)	(2,463)	(2,448)
Waiver of shareholder servicing fees Class A	–	–	–
Waiver of shareholder servicing fees Class I	–	–	–
Waiver of administration fees	–	–	–
Fees paid indirectly	–	–	–
Net Expenses	14,110	21,732	10,745
Net Investment Income	24,083	29,649	16,234
Net Realized Gain (Loss) on:
Investments	42,322	22,120	10,890
Futures contracts	4,200	6,390	3,047
Foreign currency transactions	66	880	(21)
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	97,077	162,326 †	90,197
Futures contracts	124	1,554	245
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	10	(2,264)	(7)
Net Increase in Net Assets Resulting from Operations	$167,882	$220,655	$120,585

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

(3)	Commenced operations on April 22, 2016.

† Includes realized losses of $(24,125) ($ Thousands) due to in-kind transactions (See Note 13).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

288	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Real Estate Fund	Enhanced Income Fund	Core Fixed Income Fund	U.S. Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund(3)

$5,514	$–	$52	$–	$896	$–
14	11	122	96	137	2
–	5,234	62,176	30,783	123,153	197
3	–	167	25	–	–
–	(2)	–	(44)	(60)	–
5,531	5,243	62,517	30,860	124,126	199

1,343	812	5,772	3,418	8,556	29
620	609	5,877	3,480	5,265	59
439	467	5,099	2,874	3,936	55
2	1	23	–	13	–
3	3	33	19	27	1
1	1	12	7	10	–
2	1	23	–	13	–
44	48	325	203	319	–
27	27	275	162	227	4
12	12	128	73	138	3
9	10	100	60	82	4
7	6	63	39	63	5
–	–	–	–	–	–
5	76	560	314	247	2
2,514	2,073	18,290	10,649	18,896	162

(177)	(283)	(2,284)	(1,462)	(1,561)	–
–	(206)	–	–	(2)	(33)
–	–	(3)	–	–	–
–	(336)	(1,679)	(994)	(1,755)	(47)
(10)	–	–	–	–	–
2,327	1,248	14,324	8,193	15,578	82
3,204	3,995	48,193	22,667	108,548	117

22,656	(828)	34,039	28,729	(54,009)	1
–	(64)	1,197	(4,093)	–	–
–	–	(2,737)	72	–	–
–	–	(1,339)	(455)	–	–
–	–	101	–	–	–
–	–	(2,915)	(189)	1,485	–

6,545	1,963	39,561	12,236	129,008	5
–	15	1,544	1,524	–	–
–	–	251	87	–	–
–	–	(104)	–	–	–
–	–	(2,383)	(166)	(708)	–
–	–	388	(111)	–	–
$32,405	$5,081	$115,796	$60,301	$184,324	$123

SEI Institutional Managed Trust / Annual Report / September 30, 2016	289

STATEMENTS OF OPERATIONS/CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended September 30, 2016

	Tax-Free Conservative Income Fund(3)	Real Return Fund	Dynamic Asset Allocation Fund
Investment Income:
Dividends	$–	$–	$10,519
Dividends from Affiliated Investment Company (1)	–	5	–
Interest Income	108	1,366	–
Security Lending Income — net (1)(2)	–	–	–
Less: Foreign Taxes Withheld	–	–	–
Total Investment Income	108	1,371	10,519
Expenses:
Administration Fees	38	909	1,443
Shareholder Servicing Fees Class A	32	691	1,083
Investment Advisory Fees	19	667	2,886
Trustees’ Fees	–	5	7
Chief Compliance Officer Fees	–	2	3
Registration Fees	3	10	33
Printing Fees	2	39	79
Professional Fees	2	18	28
Custodian/Wire Agent Fees	1	15	24
Dividend Expense on Securities Sold Short	–	–	–
Proxy Fees	–	60	83
Interest Expense	–	–	–
Other Expenses	2	6	13
Total Expenses	99	2,422	5,682
Less:
Waiver of Investment Advisory Fees	–	(303)	(2,104)
Waiver of Shareholder Servicing Fees Class A	(19)	(414)	–
Waiver of Administration Fees	(29)	(303)	–
Net Expenses	51	1,402	3,578
Net Investment Income (Loss)	57	(31)	6,941
Net Realized Gain (Loss) on:
Investments	–	(745)	(516)
Securities Sold Short	–	–	–
Futures Contracts	–	–	(2,981)
Foreign Currency Transactions	–	–	(3,995)
Purchased and Written Options	–	–	(195)
Purchased and Written Swaptions	–	–	–
Swap Contracts	–	–	1,437
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(14)	8,054	44,680
Securities Sold Short	–	–	–
Affiliated Investments	–	–	–
Futures Contracts	–	–	59
Purchased and Written Options	–	–	(109)
Swap Contracts	–	–	576
Foreign Currency Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	(2,358)
Net Increase in Net Assets Resulting from Operations	$43	$7,278	$43,539

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the Investment of collateral in an affiliated security.

(3)	Commenced operation on April 22, 2016.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

290	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund

$8,348	$5,562	$5,015	$7,176	$362	$140
175	1,218	–	–	–	–
2,866	8,128	33,375	11,839	3,401	109
–	–	–	–	–	–
(65)	(401)	(102)	10	–	–
11,324	14,507	38,288	19,025	3,763	249

1,648	6,396	2,021	3,143	1,993	124
1,370	4,824	1,501	2,400	1,532	–
8,238	15,990	4,043	5,762	2,658	331
8	33	10	16	10	1
3	12	4	6	4	–
17	49	22	29	22	–
166	277	88	137	86	5
32	128	40	61	39	2
26	76	29	34	40	2
1,461	–	–	1,586	–	–
105	321	115	177	108	7
–	–	20	1,656	–	–
22	108	189	93	18	4
13,096	28,214	8,082	15,100	6,510	476

(6,040)	(3,418)	(1,452)	(1,936)	(313)	(96)
(20)	–	(901)	–	(919)	–
(894)	–	(264)	(524)	(1,093)	–
6,142	24,796	5,465	12,640	4,185	380
5,182	(10,289)	32,823	6,385	(422)	(131)

(3,722)	729	(3,010)	(12,000)	1,209	(9)
(4,357)	–	–	8,534	–	–
(290)	144,544	(240)	(5,288)	3,030	206
275	10,203	597	(28)	1,589	–
(1,165)	–	(1,873)	(338)	(587)	–
–	–	–	–	356	–
1,030	28,352	(3,517)	(1,218)	(326)	–

24,156	56,138	23,723	54,961	4,289	103
(3,102)	–	–	(41,293)	–	–
596	–	–	–	–	–
9	6,227	698	5,333	269	442
(29)	–	(1,471)	11	406	–
240	(1,930)	1,184	(391)	788	–
(78)	(1,282)	306	(2,228)	(345)	–
$18,745	$232,692	$49,220	$12,440	$10,256	$611

SEI Institutional Managed Trust / Annual Report / September 30, 2016	291

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended September 30,

	Large Cap Fund(1)
	2016	2015
Operations:
Net investment income	$24,209	$20,982
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	(40,384)	383,661
Net realized (Loss) on foreign currency transactions	–	–
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	252,691	(452,335)
Net Increase (Decrease) in Net Assets Resulting from Operations	236,516	(47,692)
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(22,122)	(16,450)
Class E	N/A	N/A
Class I	N/A	N/A
Class T	N/A	N/A
Class Y	(2,019)	(1,174)
Net capital gains:
Class A	(369,451)	(207,875)
Class E	N/A	N/A
Class I	N/A	N/A
Class T	N/A	N/A
Class Y	(25,458)	–
Total Dividends and Distributions	(419,050)	(225,499)
Capital Share Transactions:(3)
Class A:
Proceeds from shares issued	572,117	782,487
Reinvestment of dividends & distributions	355,095	203,519
Cost of shares redeemed	(1,000,085)	(818,271)
Net increase (decrease) from Class A transactions	(72,873)	167,735
Class E:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net increase (decrease) from Class E transactions	N/A	N/A
Class I:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net increase (decrease) from Class I transactions	N/A	N/A
Class T:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net increase (decrease) from Class T transactions	N/A	N/A
Class Y:
Proceeds from shares issued	35,851	243,048
Reinvestment of dividends & distributions	27,475	1,174
Cost of shares redeemed	(45,385)	(80,970)
Net increase (decrease) from Class Y transactions	17,941	163,252
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(54,932)	330,987
Net Increase (Decrease) in Net Assets	(237,466)	57,796
Net Assets
Beginning of year or period	2,639,740	2,581,944
End of year or period	$2,402,274	$2,639,740
Undistributed Net Investment Income Included in Net Assets at Year or Period End	$5,051	$4,590

@	Includes realized gains of $1,179,815 ($ Thousands) for 2015 due to affiliated and in-kind transactions (see Notes 6 and 12).

(1)	Class Y commenced operations on December 31, 2014.

(2)	Class Y commenced operations on October 30, 2015.

(3)	Class T closed on December 30, 2014.

(4)	See Note 7 in Notes to Financial Statements for additional information.

(5)	Includes redemptions as a result of affiliated and in-kind transactions (see Notes 6 and 12).

N/A — Not applicable.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

292	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Large Cap Value Fund(2)		Large Cap Growth Fund(2)		Tax-Managed Large Cap Fund(1)(3)		S&P 500 Index Fund(2)
2016	2015	2016	2015	2016	2015	2016	2015

$20,665	$19,388	$932	$3,767	$33,081	$23,526	$11,509	$16,255
(38,340)	171,067	(70,590)	250,177	(23,600)	114,462	22,525	1,258,319 @
–	–	–	–	(1)	–	–	–
146,991	(271,656)	203,284	(203,071)	297,817	(213,359)	56,121	(1,199,416)
129,316	(81,201)	133,626	50,873	307,297	(75,371)	90,155	75,158

(18,523)	(14,922)	(440)	(2,496)	(30,096)	(20,052)	(6,553)	(6,880)
N/A	N/A	N/A	N/A	N/A	N/A	(4,549)	(17,505)
(79)	(69)	–	(4)	N/A	N/A	(110)	(113)
N/A	N/A	N/A	N/A	–	(1)	N/A	N/A
(195)	–	(18)	–	(1,885)	(704)	(9)	–

(170,943)	(100,168)	(247,678)	(116,418)	–	–	(563)	(35,643)
N/A	N/A	N/A	N/A	N/A	N/A	(352)	(103,471)
(838)	(623)	(854)	(538)	N/A	N/A	(10)	(692)
N/A	N/A	N/A	N/A	–	–	N/A	N/A
(3)	–	(3)	–	–	–	–	–
(190,581)	(115,782)	(248,993)	(119,456)	(31,981)	(20,757)	(12,146)	(164,304)

175,232	172,834	213,121	175,310	678,227	695,876	105,268	108,597
178,150	108,520	234,095	112,489	27,092	17,867	6,660	40,147
(289,549)	(312,977)	(351,098)	(327,559)	(609,417)	(642,867)	(158,094)	(112,883)
63,833	(31,623)	96,118	(39,760)	95,902	70,876	(46,166)	35,861

N/A	N/A	N/A	N/A	N/A	N/A	33,726	41,342
N/A	N/A	N/A	N/A	N/A	N/A	4,442	119,019
N/A	N/A	N/A	N/A	N/A	N/A	(33,888)	(1,943,969)(4)
N/A	N/A	N/A	N/A	N/A	N/A	4,280	(1,783,608)

1,924	1,079	1,555	1,138	N/A	N/A	5,253	2,602
731	583	627	428	N/A	N/A	71	487
(3,668)	(2,545)	(2,584)	(2,987)	N/A	N/A	(7,598)	(2,435)
(1,013)	(883)	(402)	(1,421)	N/A	N/A	(2,274)	654

N/A	N/A	N/A	N/A	N/A	–	N/A	N/A
N/A	N/A	N/A	N/A	N/A	1	N/A	N/A
N/A	N/A	N/A	N/A	N/A	(498)	N/A	N/A
N/A	N/A	N/A	N/A	N/A	(497)	N/A	N/A

19,939	–	19,291	–	69,611	153,508	1,046	–
195	–	18	–	1,857	704	9	–
(1,001)	–	(942)	–	(20,114)	(16,000)	(411)	–
19,133	–	18,367	–	51,354	138,212	644	–
81,953	(32,506)	114,083	(41,181)	147,256	208,591	(43,516)	(1,747,093)
20,688	(229,489)	(1,284)	(109,764)	422,572	112,463	34,493	(1,836,239)

1,307,510	1,536,999	1,448,204	1,557,968	3,202,774	3,090,311	636,479	2,472,718
$1,328,198	$1,307,510	$1,446,920	$1,448,204	$3,625,346	$3,202,774	$670,972	$636,479
$9,711	$7,694	$1,233	$–	$6,797	$5,846	$2,548	$2,196

SEI Institutional Managed Trust / Annual Report / September 30, 2016	293

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended September 30,

	Small Cap Fund(1)		Small Cap Value Fund(2)		Small Cap Growth Fund(2)
	2016	2015	2016	2015	2016	2015
Operations:
Net investment Income (Loss)	$245	$(520)	$2,358	$2,129	$(966)	$(1,716)
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	(4,935)	52,132	(4,387)	20,141	(9,414)	60,950
Net realized Gain (Loss) on foreign currency transactions	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	47,891	(55,301)	39,715	(23,946)	35,793	(49,856)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	43,201	(3,689)	37,686	(1,676)	25,413	9,378
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(81)	—	(2,620)	(2,503)	—	—
Class I	N/A	N/A	(17)	(18)	—	—
Class Y	(30)	—	(26)	—	—	—
Net capital gains:
Class A	(53,729)	(40,220)	(23,148)	(29,816)	—	—
Class I	N/A	N/A	(176)	(337)	—	—
Class Y	(3,378)	—	(1)	—	—	—
Total Dividends and Distributions	(57,218)	(40,220)	(25,988)	(32,674)	—	—
Capital Share Transactions:(4)
Class A:
Proceeds from shares issued	152,199	165,162	91,045	49,533	37,779	47,183
Reinvestment of dividends & distributions	47,634	35,322	24,137	29,963	N/A	N/A
Cost of shares redeemed	(130,137)	(146,610)	(108,797)	(74,752)	(74,997)	(67,002)
Net increase (decrease) from Class A transactions	69,696	53,874	6,385	4,744	(37,218)	(19,819)
Class I:
Proceeds from shares issued	N/A	N/A	1,365	797	1,127	951
Reinvestment of dividends & distributions	N/A	N/A	164	317	—	—
Cost of shares redeemed	N/A	N/A	(2,458)	(1,185)	(1,807)	(1,200)
Net increase (decrease) from Class I transactions	N/A	N/A	(929)	(71)	(680)	(249)
Class Y:
Proceeds from shares issued	13,098	40,512	6,260	—	6,390	—
Reinvestment of dividends & distributions	3,408	—	26	—	—	—
Cost of shares redeemed	(11,825)	(5,704)	(305)	—	(296)	—
Net increase (decrease) from Class Y transactions	4,681	34,808	5,981	—	6,094	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	74,377	88,682	11,437	4,673	(31,804)	(20,068)
Net Increase (Decrease) in Net Assets	60,360	44,773	23,135	(29,677)	(6,391)	(10,690)
Net Assets
Beginning of year or period	528,055	483,282	349,330	379,007	328,127	338,817
End of year or period	$588,415	$528,055	$372,465	$349,330	$321,736	$328,127
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$416	$(29)	$1,105	$750	$(901)	$(1,334)

(1)	Class Y commenced operations on December 31, 2014.

(2)	Class Y commenced operations on October 30, 2015.

(3)	Class Y commenced operations on April 30, 2015.

(4)	See Note 7 in Notes to Financial Statements for additional information.

† Includes realized losses of $(24,125) ($ Thousands) due to in-kind transactions (See Note 13).

* Includes redemptions as a result of in-kind transactions (See Note 13).

N/A — Not applicable.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

294	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Tax-Managed Small/Mid Cap Fund(1)		Mid-Cap Fund(2)		U.S. Managed Volatility Fund(1)		Global Managed Volatility Fund(1)			Tax-Managed Managed Volatility Fund(3)
2016	2015	2016	2015	2016	2015	2016		2015	2016	2015

$2,358	$813	$1,045	$593	$24,083	$19,059	$29,649		$35,558	$16,234	$12,159

(1,434)	(2,210)	(12)	15,211	46,522	78,952	28,510	†	31,072	13,937	41,085
—	—	—	—	66	(64)	880		111,849	(21)	(36)

51,653	2,088	9,570	(15,787)	97,201	(60,314)	163,880		(68,468)	90,442	(9,817)
—	—	—	—	10	2	(2,264)		(5,649)	(7)	8
52,577	691	10,603	17	167,882	37,635	220,655		104,362	120,585	43,399

(1,942)	(492)	(1,316)	(229)	(16,243)	(14,740)	(121,131)		(96,403)	(15,355)	(11,964)
N/A	N/A	(11)	(1)	(22)	(20)	(66)		(54)	N/A	N/A
(205)	(24)	(3)	—	(7,953)	(3,149)	(4,789)		—	(291)	—

—	(6,161)	(14,310)	(8,477)	(49,368)	(109,056)	(30,756)		(108,330)	(37,938)	(50,428)
N/A	N/A	(133)	(74)	(78)	(175)	(17)		(69)	N/A	N/A
—	—	(3)	—	(19,030)	—	(1,174)		—	(8)	—
(2,147)	(6,677)	(15,776)	(8,781)	(92,694)	(127,140)	(157,933)		(204,856)	(53,592)	(62,392)

140,278	146,045	45,846	56,163	485,649	346,255	686,309		849,169	422,637	299,438
1,729	5,876	13,666	7,637	57,534	108,070	142,990		190,920	45,387	52,717
(134,198)	(130,722)	(60,453)	(54,886)	(422,085)	(420,910)	(1,499,613	) *	(504,130)	(269,936)	(197,877)
7,809	21,199	(941)	8,914	121,098	33,415	(670,314)		535,959	198,088	154,278

N/A	N/A	104	216	555	1,200	1,745		356	N/A	N/A
N/A	N/A	144	75	100	196	83		123	N/A	N/A
N/A	N/A	(229)	(484)	(298)	(1,046)	(511)		(146)	N/A	N/A
N/A	N/A	19	(193)	357	350	1,317		333	N/A	N/A

20,131	33,638	517	—	183,651	473,581	60,214		106,183	36,398	320
201	24	2	—	26,906	3,139	5,963		—	250	—
(5,900)	(4,248)	(100)	—	(144,982)	(70,875)	(66,830)		(12,258)	(3,583)	—
14,432	29,414	419	—	65,575	405,845	(653)		93,925	33,065	320
22,241	50,613	(503)	8,721	187,030	439,610	(669,650)		630,217	231,153	154,598
72,671	44,627	(5,676)	(43)	262,218	350,105	(606,928)		529,723	298,146	135,605

617,802	573,175	94,806	94,849	1,352,950	1,002,845	2,330,599		1,800,876	901,349	765,744
$690,473	$617,802	$89,130	$94,806	$1,615,168	$1,352,950	$1,723,671		$2,330,599	$1,199,495	$901,349

$1,093	$148	$46	$401	$5,726	$5,368	$21,778		$114,930	$3,919	$3,095

SEI Institutional Managed Trust / Annual Report / September 30, 2016	295

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended September 30,

	Real Estate Fund(1)		Enhanced Income Fund(1)		Core Fixed Income Fund(2)
	2016	2015	2016	2015	2016	2015
Operations:
Net investment Income (Loss)	$3,204	$1,079	$3,995	$4,023	$48,193	$48,651
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	22,656	13,008	(892)	(520)	31,083	30,840
Net realized Gain (Loss) on foreign currency transactions	–	–	–	–	(2,737)	2,242
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	6,545	10,977	1,978	(3,013)	38,869	(31,800)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	–	–	–	–	388	(2,305)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,405	25,064	5,081	490	115,796	47,628
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(1,492)	(3,342)	(4,041)	(3,921)	(47,320)	(48,772)
Class I	(5)	(8)	(4)	(6)	(196)	(215)
Class Y	(289)	(147)	(333)	(366)	(1,281)	(99)
Net capital gains:
Class A	(13,478)	(9,691)	–	–	(22,282)	–
Class I	(50)	(29)	–	–	(88)	–
Class Y	(2,072)	(355)	–	–	(251)	–
Total Dividends and Distributions	(17,386)	(13,572)	(4,378)	(4,293)	(71,418)	(49,086)
Capital Share Transactions:(4)
Class A:
Proceeds from shares issued	53,758	57,178	64,014	79,695	370,267	378,385
Reinvestment of dividends & distributions	13,986	12,341	3,328	3,219	62,831	44,243
Cost of shares redeemed	(98,481)	(116,047)	(77,456)	(119,541)	(473,871)	(394,000)
Net increase (decrease) from Class A transactions	(30,737)	(46,528)	(10,114)	(36,627)	(40,773)	28,628
Class I:
Proceeds from shares issued	51	53	56	67	7,030	5,064
Reinvestment of dividends & distributions	55	38	5	6	181	147
Cost of shares redeemed	(224)	(23)	(38)	(213)	(10,645)	(3,212)
Net increase (decrease) from Class I transactions	(118)	68	23	(140)	(3,434)	1,999
Class Y:
Proceeds from shares issued	20,904	24,117	9,533	34,988	48,188	23,516
Reinvestment of dividends & distributions	2,288	502	325	366	1,528	99
Cost of shares redeemed	(8,223)	(4,766)	(3,986)	(23,930)	(3,615)	(470)
Net increase (decrease) from Class Y transactions	14,969	19,853	5,872	11,424	46,101	23,145
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(15,886)	(26,607)	(4,219)	(25,343)	1,894	53,772
Net Increase (Decrease) in Net Assets	(867)	(15,115)	(3,516)	(29,146)	46,272	52,314
Net Assets
Beginning of year or period	212,287	227,402	202,140	231,286	2,104,070	2,051,756
End of year or period	$211,420	$212,287	$198,624	$202,140	$2,150,342	$2,104,070
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$2,193	$88	$974	$1,128	$(3,948)	$(1,148)

(1)	Class Y commenced operations on December 31, 2014.

(2)	Class Y commenced operations on June 30, 2015.

(3)	Commenced operations on April 22, 2016

(4)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

296	SEI Institutional Managed Trust / Annual Report / September 30, 2016

U.S. Fixed Income Fund(1)		High Yield Bond Fund(1)		Conservative Income Fund(3)	Tax-Free Conservative Income Fund(3)	Real Return Fund(1)
2016	2015	2016	2015	2016	2016	2016	2015

$22,667	$22,338	$108,548	$99,796	$117	$57	$(31)	$(2,742)
23,992	12,791	(52,524)	(17,997)	1	–	(745)	(742)
72	(2)	–	–	–	–	–	–
13,681	(5,940)	128,300	(139,096)	5	(14)	8,054	(1,056)
(111)	(48)	–	–	–	–	–	–
60,301	29,139	184,324	(57,297)	123	43	7,278	(4,540)

(21,692)	(21,502)	(97,388)	(91,740)	(82)	(35)	–	(344)
N/A	N/A	(303)	(373)	N/A	N/A	N/A	N/A
(1,995)	(1,561)	(11,336)	(6,435)	(35)	(22)	–	–

(11,458)	(1,985)	(20,752)	(9,791)	–	–	–	–
N/A	N/A	(14)	(21)	N/A	N/A	N/A	N/A
(904)	–	(1,965)	–	–	–	–	–
(36,049)	(25,048)	(131,758)	(108,360)	(117)	(57)	–	(344)

341,832	325,292	557,107	585,697	79,708	34,618	101,105	90,001
27,978	20,101	104,534	89,537	2	N/A	–	294
(300,552)	(335,149)	(516,086)	(677,590)	(4,704)	(3,662)	(80,211)	(106,478)
69,258	10,244	145,555	(2,356)	75,006	30,956	20,894	(16,183)

N/A	N/A	17,111	30,476	N/A	N/A	N/A	N/A
N/A	N/A	257	351	N/A	N/A	N/A	N/A
N/A	N/A	(17,757)	(32,994)	N/A	N/A	N/A	N/A
N/A	N/A	(389)	(2,167)	N/A	N/A	N/A	N/A

28,070	101,947	73,327	168,948	33,606	13,904	11,568	29,060
2,884	1,581	13,277	6,525	34	22	–	–
(24,672)	(13,741)	(39,455)	(23,450)	(16,845)	–	(8,938)	(3,524)
6,282	89,787	47,149	152,023	16,795	13,926	2,630	25,536
75,540	100,031	192,315	147,500	91,801	44,882	23,524	9,353
99,792	104,122	244,881	(18,157)	91,807	44,868	30,802	4,469

1,202,602	1,098,480	1,693,119	1,711,276	–	–	289,413	284,944
$1,302,394	$1,202,602	$1,938,000	$1,693,119	$91,807	$44,868	$320,215	$289,413
$165	$172	$16,847	$17,465	$–	$–	$(336)	$(1,766)

SEI Institutional Managed Trust / Annual Report / September 30, 2016	297

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended September 30,

	Dynamic Asset Allocation Fund(1)		Multi-Strategy Alternative Fund(2)		Multi-Asset Accumulation Fund(3)
	2016	2015	2016	2015	2016	2015
Operations:
Net investment Income (Loss)	$6,941	$209	$5,182	$8,025	$(10,289)	$(17,632)
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	(2,255)	(742)	(8,504)	10,930	173,625	(81,069)
Net realized Gain (Loss) on foreign currency transactions	(3,995)	4	275	–	10,203	(8,451)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	45,206	(6,250)	21,870	(35,082)	60,435	14,046
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(2,358)	61	(78)	–	(1,282)	1,263
Net Increase (Decrease) in Net Assets Resulting from Operations	43,539	(6,718)	18,745	(16,127)	232,692	(91,843)
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(1,545)	–	(8,678)	(8,032)	–	(21,898)
Class Y	(203)	–	– *	–	–	–
Net capital gains:
Class A	–	–	(5,493)	–	(52,441)	(155,829)
Class Y	–	–	– *	–	(5,687)	–
Total Dividends and Distributions	(1,748)	–	(14,171)	(8,032)	(58,128)	(177,727)
Capital Share Transactions:(5)
Class A:
Proceeds from shares issued	528,103	24,838	171,102	165,330	552,145	668,657
Reinvestment of dividends & distributions	1,436	–	12,521	7,058	48,391	161,925
Cost of shares redeemed	(98,390)	(1,318)	(142,145)	(118,528)	(486,245)	(636,334)
Net increase (decrease) from Class A transactions	431,149	23,520	41,478	53,860	114,291	194,248
Class Y:
Proceeds from shares issued	6,305	54,351	4,953	20	27,220	233,302
Reinvestment of dividends & distributions	202	–	–	–	5,687	–
Cost of shares redeemed	(11,889)	(1,410)	(3,712)	–	(48,587)	(17,896)
Net increase (decrease) from Class Y transactions	(5,382)	52,941	1,241	20	(15,680)	215,406
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	425,767	76,461	42,719	53,880	98,611	409,654
Net Increase in Net Assets	467,558	69,743	47,293	29,721	273,175	140,084
Net Assets
Beginning of year or period	69,743	–	527,811	498,090	2,005,930	1,865,846
End of year or period	$537,301	$69,743	$575,104	$527,811	$2,279,105	$2,005,930
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$1,461	$214	$415	$2,934	$(17,755)	$(16,059)

(1)	Commenced operations on July 30, 2015.

(2)	Class Y commenced operations on April 30, 2015.

(3)	Class Y commenced operations on December 31, 2014.

(4)	Commenced operations December 19, 2014.

(5)	See Note 7 in Notes to Financial Statements for additional information.

*	Includes investment income distributions of $351 and capital gains distributions of $195.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

298	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Multi-Asset Income Fund(3)		Multi-Asset Inflation Managed Fund(3)		Multi-Asset Capital Stability Fund(3)		Long/Short Alternative Fund(2)(4)
2016	2015	2016	2015	2016	2015	2016	2015

$32,823	$30,610	$6,385	$(17)	$(422)	$(2,202)	$(131)	$(266)

(8,640)	1,276	(10,310)	(85,398)	3,682	7,875	197	(665)
597	4,342	(28)	2,781	1,589	1,638	–	–

24,134	(17,363)	18,621	15,262	5,752	(4,834)	545	(601)

306	(626)	(2,228)	(234)	(345)	25	–	–
49,220	18,239	12,440	(67,606)	10,256	2,502	611	(1,532)

(31,119)	(23,778)	(4,527)	–	–	(254)	–	–
(3,724)	(1,166)	(590)	–	–	–	–	–

(6,367)	(2,779)	–	–	(6,779)	(10,427)	–	–
(332)	–	–	–	(583)	–	–	–
(41,542)	(27,723)	(5,117)	–	(7,362)	(10,681)	–	–

216,121	225,257	313,191	333,123	252,346	209,534	–	36,289
30,116	21,766	3,967	–	5,291	8,724	–	–
(222,050)	(162,300)	(256,694)	(267,036)	(167,823)	(185,686)	–	(36,631)
24,187	84,723	60,464	66,087	89,814	32,572	–	(342)

69,963	37,444	21,292	94,894	12,540	57,966	–	43,057
4,001	1,166	590	–	583	–	–	–
(12,892)	(4,870)	(16,773)	(9,620)	(12,521)	(7,590)	–	–
61,072	33,740	5,109	85,274	602	50,376	–	43,057

85,259	118,463	65,573	151,361	90,416	82,948	–	42,715
92,937	108,979	72,896	83,755	93,310	74,769	611	41,183

648,483	539,504	1,007,296	923,541	616,371	541,602	41,183	–
$741,420	$648,483	$1,080,192	$1,007,296	$709,681	$616,371	$41,794	$41,183

$(823)	$5,120	$(1,933)	$(4,507)	$1,249	$(235)	$(83)	$(266)

SEI Institutional Managed Trust / Annual Report / September 30, 2016	299

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

September 30, 2016

Multi-Asset Inflation Managed Fund
Cash Flows from Operating Activities:
Net Increase in net assets from operations	$12,440
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Investment Securities	(1,196,714)
Proceeds from disposition of investment securities	1,217,235
Proceeds from securities sold short	264,483
Purchases to cover securities sold short	(295,924)
Purchased options/purchases to cover written options	(228)
Proceeds from sale of options/expired options	36
Amortization (accretion of market discount)	(368)
Net Realized Loss on:
Investments and securities sold short	3,466
Options	338
Net Change in Unrealized (Appreciation) Depreciation on:
Investments and securities sold short	(13,668)
Options	(11)
Changes in Assets:
Cash collateral on swaps	(548)
Cash collateral on futures	456
Foreign currency, at value	39
Receivable for investment securities sold	(7,130)
Dividends and interest receivable	(345)
Unrealized gain on foreign currency contracts	214
Unrealized gain of foreign spot currency contracts	9
OTC swap contracts, at value	257
Receivable for variation margin	254
Foreign tax reclaim receivable	(2)
Prepaid expenses	(10)
Changes in Liabilities:
Administration fees payable	14
Shareholder servicing fees payable, Class A	13
Payable for investment securities purchased	7,133
OTC swap contracts, at value	915
Payable for variation margin	(783)
Investment advisory fees payable	(9)
Unrealized loss on forward foreign currency contracts	1,771
Unrealized loss on foreign currency spot contracts	5
Interest payable	15
Due to broker	1,930
Accrued expenses payable	(20)
Net Cash Used in Operating Activities	(4,737)
Cash Flows from Financing Activities
Reverse repurchase agreements	(21,967)
Dividends and distributions	(5,117)
Proceeds from shares issued	335,421
Reinvestment of dividends and distributions	4,557
Cost of shares redeemed	(273,680)
Net Cash Provided by Financing Activities	39,214
Net Change in Cash	34,477
Cash at Beginning of Year	$148,268
Cash at End of Year	$182,745

The accompanying notes are an integral part of the financial statements.

300	SEI Institutional Managed Trust / Annual Report / September 30, 2016

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Large Cap Fund
Class A
2016	$13.71	$0.12	$1.16	$1.28	$(0.12)	$(2.33)	$(2.45)	$12.54	10.15%	$2,237,663	0.91%(2)	0.91%(2)	0.99%(2)	1.01%	68%
2015	15.19	0.11	(0.30)	(0.19)	(0.09)	(1.20)	(1.29)	13.71	(1.73)	2,483,582	0.89	0.89	0.97	0.74	110
2014	13.95	0.09	2.19	2.28	(0.09)	(0.95)	(1.04)	15.19	16.96	2,581,944	0.89	0.89	1.01	0.60	57
2013	12.15	0.12	2.43	2.55	(0.13)	(0.62)	(0.75)	13.95	22.23	2,107,192	0.89	0.89	1.01	0.94	49
2012	10.15	0.10	2.72	2.82	(0.09)	(0.73)	(0.82)	12.15	29.04	1,488,259	0.89	0.89	1.02	0.89	50
Class Y
2016	$13.71	$0.16	$1.16	$1.32	$(0.15)	$(2.33)	$(2.48)	$12.55	10.50%	$164,611	0.66%(2)	0.66%(2)	0.74%(2)	1.26%	68%
2015(3)	14.62	0.11	(0.94)	(0.83)	(0.08)	—	(0.08)	13.71	(5.74)	156,158	0.64	0.64	0.72	1.03	110
Large Cap Value Fund
Class A
2016	$22.35	$0.32	$1.78	$2.10	$(0.30)	$(2.95)	$(3.25)	$21.20	10.16%	$1,300,029	0.91%(2)	0.91%(2)	0.95%(2)	1.56%	70%
2015	25.71	0.32	(1.72)	(1.40)	(0.25)	(1.71)	(1.96)	22.35	(6.15)	1,300,033	0.89	0.90	0.93	1.29	96
2014	21.94	0.29	3.76	4.05	(0.28)	—	(0.28)	25.71	18.55	1,527,500	0.89	0.89	0.97	1.19	58
2013	18.02	0.28	3.92	4.20	(0.28)	—	(0.28)	21.94	23.55	1,444,929	0.89	0.89	0.97	1.39	55
2012	14.13	0.25	3.89	4.14	(0.25)	—	(0.25)	18.02	29.54	1,344,405	0.89	0.89	0.98	1.51	37
Class I
2016	$22.35	$0.28	$1.78	$2.06	$(0.25)	$(2.95)	$(3.20)	$21.21	9.93%	$6,165	1.13%(2)	1.13%(2)	1.20%(2)	1.33%	70%
2015	25.71	0.27	(1.72)	(1.45)	(0.20)	(1.71)	(1.91)	22.35	(6.34)	7,477	1.11	1.12	1.18	1.06	96
2014	21.96	0.24	3.75	3.99	(0.24)	—	(0.24)	25.71	18.22	9,499	1.11	1.11	1.22	0.97	58
2013	18.02	0.23	3.95	4.18	(0.24)	—	(0.24)	21.96	23.35	9,412	1.11	1.11	1.22	1.16	55
2012	14.13	0.21	3.89	4.10	(0.21)	—	(0.21)	18.02	29.20	7,668	1.11	1.11	1.23	1.28	37
Class Y
2016(4)	$23.90	$0.35	$0.16	$0.51	$(0.25)	$(2.95)	$(3.20)	$21.21	2.88%	$22,004	0.66%(2)	0.66%(2)	0.70%(2)	1.89%	70%
Large Cap Growth Fund
Class A
2016	$32.22	$0.02	$3.02	$3.04	$(0.01)	$(5.51)	$(5.52)	$29.74	9.77%	$1,421,656	0.91%(2)	0.91%(2)	1.00%(2)	0.06%	93%
2015	33.82	0.08	0.97	1.05	(0.05)	(2.60)	(2.65)	32.22	2.87	1,442,646	0.89	0.89	0.98	0.24	110
2014	30.28	0.09	4.25	4.34	(0.09)	(0.71)	(0.80)	33.82	14.51	1,550,723	0.89	0.89	1.02	0.26	61
2013	25.57	0.08	4.73	4.81	(0.10)	—	(0.10)	30.28	18.89	1,433,284	0.89	0.89	1.02	0.28	69
2012	19.77	0.05	5.78	5.83	(0.03)	—	(0.03)	25.57	29.47	1,354,774	0.89	0.90	1.03	0.19	88
Class I
2016	$31.75	$(0.04)	$2.97	$2.93	$—	$(5.51)	$(5.51)	$29.17	9.54%	$4,783	1.13%(2)	1.13%(2)	1.25%(2)	(0.15)%	93%
2015	33.40	0.01	0.96	0.97	(0.02)	(2.60)	(2.62)	31.75	2.65	5,558	1.11	1.11	1.23	0.02	110
2014	29.93	0.01	4.21	4.22	(0.04)	(0.71)	(0.75)	33.40	14.28	7,245	1.11	1.11	1.27	0.05	61
2013	25.28	0.02	4.68	4.70	(0.05)	—	(0.05)	29.93	18.62	8,324	1.11	1.11	1.27	0.06	69
2012	19.57	—*	5.71	5.71	—	—	—	25.28	29.18	8,549	1.11	1.12	1.28	(0.02)	88
Class Y
2016(4)	$34.91	$0.07	$0.36	$0.43	$(0.03)	$(5.51)	$(5.54)	$29.80	1.58%	$20,481	0.66%(2)	0.66%(2)	0.75%(2)	0.25%	93%

*	Amount represents less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(4)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	301

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Tax-Managed Large Cap Fund
Class A
2016	$19.13	$0.19	$1.60	$1.79	$(0.18)	$—	$(0.18)	$20.74	9.42%	$3,427,251	0.91%(2)	0.91%(2)	1.00%(2)	0.95%	89%
2015	19.64	0.14	(0.52)	(0.38)	(0.13)	—	(0.13)	19.13	(1.99)	3,072,983	0.89	0.89	0.98	0.70	85
2014	16.81	0.12	2.84	2.96	(0.13)	—	(0.13)	19.64	17.63	3,089,839	0.89	0.89	1.02	0.65	39
2013	13.88	0.15	2.94	3.09	(0.16)	—	(0.16)	16.81	22.47	2,407,951	0.89	0.89	1.02	1.00	42
2012	10.80	0.12	3.07	3.19	(0.11)	—	(0.11)	13.88	29.70	1,882,834	0.89	0.89	1.03	0.96	53
Class Y
2016	$19.13	$0.24	$1.61	$1.85	$(0.23)	$—	$(0.23)	$20.75	9.75%	$198,095	0.66%(2)	0.66%(2)	0.75%(2)	1.20%	89%
2015(3)	20.46	0.15	(1.38)	(1.23)	(0.10)	—	(0.10)	19.13	(6.04)	129,791	0.64	0.64	0.73	1.00	85
S&P 500 Index Fund
Class A
2016	$47.23	$0.86	$6.13	$6.99	$(0.83)	$(0.07)	$(0.90)	$53.32	14.93%	$386,477	0.45%(2)	0.45%(2)	0.57%(2)	1.69%	10%
2015	53.00	0.77	(0.99)	(0.22)	(0.86)	(4.69)	(5.55)	47.23	(0.97)	385,743	0.43	0.43	0.54	1.51	12
2014	46.20	0.79	7.91	8.70	(0.83)	(1.07)	(1.90)	53.00	19.23	394,132	0.43	0.43	0.54	1.58	10
2013	39.60	0.76	6.61	7.37	(0.77)	—	(0.77)	46.20	18.87	352,589	0.43	0.43	0.54	1.78	6
2012	31.03	0.64	8.51	9.15	(0.58)	—	(0.58)	39.60	29.74	294,234	0.43	0.43	0.54	1.76	18
Class E
2016	$47.54	$0.95	$6.18	$7.13	$(0.92)	$(0.07)	$(0.99)	$53.68	15.14%	$277,242	0.27%(2)	0.27%(2)	0.32%(2)	1.88%	10%
2015	53.30	0.87	(0.99)	(0.12)	(0.95)	(4.69)	(5.64)	47.54	(0.77)	242,962	0.25	0.25	0.29	1.67	12
2014	46.45	0.89	7.94	8.83	(0.91)	(1.07)	(1.98)	53.30	19.42	2,070,624	0.25	0.25	0.29	1.76	10
2013	39.79	0.85	6.65	7.50	(0.84)	—	(0.84)	46.45	19.11	2,365,696	0.25	0.25	0.29	1.99	6
2012	31.17	0.71	8.54	9.25	(0.63)	—	(0.63)	39.79	29.97	2,580,512	0.25	0.25	0.29	1.92	18
Class I
2016	$47.46	$0.76	$6.15	$6.91	$(0.72)	$(0.07)	$(0.79)	$53.58	14.67%	$6,473	0.67%(2)	0.67%(2)	0.82%(2)	1.49%	10%
2015	53.22	0.66	(0.99)	(0.33)	(0.74)	(4.69)	(5.43)	47.46	(1.19)	7,774	0.65	0.65	0.79	1.28	12
2014	46.38	0.68	7.94	8.62	(0.71)	(1.07)	(1.78)	53.22	18.95	7,962	0.65	0.65	0.79	1.35	10
2013	39.73	0.67	6.65	7.32	(0.67)	—	(0.67)	46.38	18.60	7,577	0.65	0.65	0.79	1.58	6
2012	31.12	0.56	8.54	9.10	(0.49)	—	(0.49)	39.73	29.46	8,500	0.65	0.65	0.79	1.53	18
Class Y
2016(4)	$51.04	$0.87	$2.25	$3.12	$(0.76)	$(0.07)	$(0.83)	$53.33	6.19%	$780	0.28%(2)	0.28%(2)	0.32%(2)	1.88%	10%
Small Cap Fund
Class A
2016	$11.99	$—	$0.88	$0.88	$—	$(1.26)	$(1.26)	$11.61	7.76%	$550,556	1.16%(2)	1.16%(2)	1.26%(2)	0.03%	104%
2015	13.01	(0.01)	0.04	0.03	—	(1.05)	(1.05)	11.99	(0.24)	495,245	1.14	1.14	1.22	(0.11)	137
2014	13.32	(0.03)	0.61	0.58	—*	(0.89)	(0.89)	13.01	4.38	483,282	1.14	1.14	1.28	(0.24)	72
2013	10.62	0.01	3.25	3.26	(0.05)	(0.51)	(0.56)	13.32	32.40	410,780	1.14	1.14	1.28	0.08	72
2012	9.51	0.01	2.67	2.68	(0.01)	(1.56)	(1.57)	10.62	29.93	254,051	1.14	1.15	1.28	0.08	114
Class Y
2016	$12.01	$0.03	$0.89	$0.92	$(0.01)	$(1.26)	$(1.27)	$11.66	8.08%	$37,859	0.91%(2)	0.91%(2)	1.01%(2)	0.28%	104%
2015(3)	12.89	0.01	(0.89)	(0.88)	—	—	—	12.01	(6.83)	32,810	0.89	0.89	0.98	0.11	137

*	Amount represents less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(4)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

302	SEI Institutional Managed Trust / Annual Report / September 30, 2016

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Small Cap Value Fund
Class A
2016	$21.80	$0.14	$2.27	$2.41	$(0.15)	$(1.31)	$(1.46)	$22.75	11.60%	$362,348	1.17%(2)	1.17%(2)	1.26%(2)	0.63%	87%
2015	23.97	0.13	(0.19)	(0.06)	(0.15)	(1.96)	(2.11)	21.80	(0.76)	345,594	1.14	1.14	1.23	0.56	87
2014	23.24	0.12	0.95	1.07	(0.14)	(0.20)	(0.34)	23.97	4.54	374,828	1.14	1.14	1.27	0.49	52
2013	18.23	0.17	5.03	5.20	(0.19)	—	(0.19)	23.24	28.73	391,113	1.14	1.14	1.28	0.84	51
2012	14.26	0.11	4.02	4.13	(0.16)	—	(0.16)	18.23	29.04	405,106	1.14	1.15	1.28	0.64	53
Class I
2016	$21.64	$0.09	$2.25	$2.34	$(0.10)	$(1.31)	$(1.41)	$22.57	11.34%	$2,910	1.39%(2)	1.39%(2)	1.51%(2)	0.40%	87%
2015	23.81	0.08	(0.19)	(0.11)	(0.10)	(1.96)	(2.06)	21.64	(0.99)	3,736	1.36	1.36	1.48	0.34	87
2014	23.09	0.07	0.93	1.00	(0.08)	(0.20)	(0.28)	23.81	4.29	4,179	1.36	1.36	1.52	0.27	52
2013	18.10	0.11	5.02	5.13	(0.14)	—	(0.14)	23.09	28.51	5,308	1.36	1.36	1.53	0.55	51
2012	14.15	0.07	3.99	4.06	(0.11)	—	(0.11)	18.10	28.78	4,368	1.36	1.37	1.53	0.42	53
Class Y
2016(3)	$22.95	$0.18	$1.09	$1.27	$(0.15)	$(1.31)	$(1.46)	$22.76	6.04%	$7,207	0.92%(2)	0.92%(2)	1.02%(2)	0.91%	87%
Small Cap Growth Fund
Class A
2016	$26.60	$(0.08)	$2.34	$2.26	$—	$—	$—	$28.86	8.50%	$312,240	1.14%(2)	1.14%(2)	1.26%(2)	(0.31)%	124%
2015	25.95	(0.14)	0.79	0.65	—	—	—	26.60	2.50	325,353	1.11	1.11	1.23	(0.48)	131
2014	24.63	(0.15)	1.47	1.32	—*	—	—*	25.95	5.36	335,849	1.11	1.11	1.28	(0.57)	70
2013	18.57	(0.02)	6.16	6.14	(0.08)	—	(0.08)	24.63	33.21	353,097	1.11	1.11	1.28	(0.08)	81
2012	14.20	(0.02)	4.39	4.37	—	—	—	18.57	30.77	300,972	1.11	1.12	1.28	(0.13)	110
Class I
2016	$25.71	$(0.14)	$2.26	$2.12	$—	$—	$—	$27.83	8.25%	$2,253	1.39%(2)	1.39%(2)	1.51%(2)	(0.56)%	124%
2015	25.15	(0.20)	0.76	0.56	—	—	—	25.71	2.23	2,774	1.36	1.36	1.48	(0.73)	131
2014	23.93	(0.21)	1.43	1.22	—	—	—	25.15	5.10	2,968	1.36	1.36	1.52	(0.82)	70
2013	18.04	(0.07)	5.99	5.92	(0.03)	—	(0.03)	23.93	32.86	3,384	1.36	1.36	1.53	(0.35)	81
2012	13.82	(0.06)	4.28	4.22	—	—	—	18.04	30.54	2,650	1.36	1.37	1.53	(0.38)	110
Class Y
2016(3)	$27.72	$(0.02)	$1.23	$1.21	$—	$—	$—	$28.93	4.37%	$7,243	0.89%(2)	0.89%(2)	1.01%(2)	(0.08)%	124%
Tax-Managed Small/Mid Cap Fund
Class A
2016	$17.53	$0.06	$1.44	$1.50	$(0.06)	$—	$(0.06)	$18.97	8.55%	$643,288	1.13%(2)	1.13%(2)	1.25%(2)	0.35%	107%
2015	17.62	0.02	0.09	0.11	(0.01)	(0.19)	(0.20)	17.53	0.58	589,712	1.11	1.11	1.23	0.12	98
2014	17.10	0.01	1.40	1.41	(0.02)	(0.87)	(0.89)	17.62	8.44	573,175	1.11	1.11	1.28	0.07	61
2013	13.26	0.04	3.86	3.90	(0.06)	—	(0.06)	17.10	29.54	486,216	1.11	1.11	1.28	0.30	67
2012	10.39	0.03	2.88	2.91	(0.04)	—	(0.04)	13.26	28.09	336,339	1.11	1.12	1.28	0.24	67
Class Y
2016	$17.55	$0.10	$1.44	$1.54	$(0.11)	$—	$(0.11)	$18.98	8.79%	$47,185	0.91%(2)	0.91%(2)	1.00%(2)	0.58%	107%
2015(4)	18.52	0.05	(1.01)	(0.96)	(0.01)	—	(0.01)	17.55	(5.17)	28,090	0.89	0.89	0.98	0.32	98

*	Amount represents less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	303

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Mid-Cap Fund
Class A
2016	$25.08	$0.27	$2.86	$3.13	$(0.34)	$(3.87)	$(4.21)	$24.00	14.10%	$87,780	1.01%(2)	1.01%(2)	1.01%(2)	1.16%	115%
2015	27.53	0.17	0.12	0.29	(0.07)	(2.67)	(2.74)	25.08	0.67	93,923	0.98	0.98	0.98	0.63	175
2014	24.64	0.04	3.65	3.69	(0.06)	(0.74)	(0.80)	27.53	15.28	93,705	1.02	1.02	1.03	0.16	66
2013	19.30	0.11	5.37	5.48	(0.14)	—	(0.14)	24.64	28.52	107,487	1.02	1.02	1.03	0.52	108
2012	14.99	0.09	4.32	4.41	(0.10)	—	(0.10)	19.30	29.50	85,119	1.02	1.02	1.04	0.53	81
Class I
2016	$25.04	$0.22	$2.85	$3.07	$(0.28)	$(3.87)	$(4.15)	$23.96	13.84%	$871	1.24%(2)	1.24%(2)	1.27%(2)	0.97%	115%
2015	27.52	0.10	0.12	0.22	(0.03)	(2.67)	(2.70)	25.04	0.43	883	1.20	1.20	1.23	0.38	175
2014	24.64	(0.02)	3.65	3.63	(0.01)	(0.74)	(0.75)	27.52	15.01	1,144	1.26	1.26	1.28	(0.08)	66
2013	19.30	0.06	5.37	5.43	(0.09)	—	(0.09)	24.64	28.20	1,558	1.26	1.26	1.28	0.27	108
2012	14.99	0.05	4.32	4.37	(0.06)	—	(0.06)	19.30	29.21	1,088	1.26	1.26	1.29	0.28	81
Class Y
2016(3)	$26.61	$0.30	$1.29	$1.59	$(0.32)	$(3.87)	$(4.19)	$24.01	7.56%	$479	0.78%(2)	0.78%(2)	0.78%(2)	1.43%	115%
U.S. Managed Volatility Fund
Class A
2016	$16.23	$0.25	$1.62	$1.87	$(0.26)	$(0.80)	$(1.06)	$17.04	12.01%	$1,126,685	1.02%(2)	1.02%(2)	1.25%(2)	1.53%	43%
2015	17.50	0.25	0.60	0.85	(0.25)	(1.87)	(2.12)	16.23	4.61	959,241	1.00	1.00	1.23	1.47	58
2014	16.09	0.23	2.62	2.85	(0.23)	(1.21)	(1.44)	17.50	18.68	1,001,565	1.00	1.00	1.27	1.38	71
2013	13.96	0.27	2.25	2.52	(0.27)	(0.12)	(0.39)	16.09	18.39	851,119	1.00	1.00	1.27	1.78	39
2012	11.49	0.22	2.45	2.67	(0.20)	—	(0.20)	13.96	23.41	635,298	1.00	1.00	1.28	1.72	48
Class I
2016	$16.21	$0.21	$1.62	$1.83	$(0.21)	$(0.80)	$(1.01)	$17.03	11.76%	$1,928	1.27%(2)	1.27%(2)	1.50%(2)	1.28%	43%
2015	17.47	0.21	0.60	0.81	(0.20)	(1.87)	(2.07)	16.21	4.43	1,469	1.25	1.25	1.48	1.22	58
2014	16.07	0.19	2.61	2.80	(0.19)	(1.21)	(1.40)	17.47	18.35	1,280	1.25	1.25	1.52	1.13	71
2013	13.93	0.23	2.25	2.48	(0.22)	(0.12)	(0.34)	16.07	18.10	1,230	1.25	1.25	1.52	1.52	39
2012	11.47	0.22	2.41	2.63	(0.17)	—	(0.17)	13.93	23.08	709	1.25	1.25	1.53	1.62	48
Class Y
2016	$16.24	$0.29	$1.62	$1.91	$(0.30)	$(0.80)	$(1.10)	$17.05	12.28%	$486,555	0.77%(2)	0.77%(2)	1.00%(2)	1.78%	43%
2015(4)	16.51	0.22	(0.35)	(0.13)	(0.14)	—	(0.14)	16.24	(1.97)	392,240	0.75	0.75	0.99	1.73	58
Global Managed Volatility Fund
Class A
2016	$10.83	$0.17	$1.20	$1.37	$(0.55)	$(0.14)	$(0.69)	$11.51	13.08%	$1,618,549	1.13%(2)	1.13%(2)	1.25%(2)	1.50%	58%
2015	11.41	0.20	0.47	0.67	(0.57)	(0.68)	(1.25)	10.83	5.87	2,234,776	1.11	1.11	1.23	1.75	52
2014	11.00	0.20	1.24	1.44	(0.50)	(0.53)	(1.03)	11.41	13.97	1,799,842	1.11	1.11	1.28	1.84	68
2013	9.80	0.23	1.22	1.45	(0.25)	—	(0.25)	11.00	15.12	1,399,316	1.11	1.11	1.28	2.09	60
2012	8.53	0.20	1.07	1.27	—	—	—	9.80	14.89	928,141	1.11	1.11	1.30	2.19	48
Class I
2016	$10.62	$0.15	$1.18	$1.33	$(0.52)	$(0.14)	$(0.66)	$11.29	12.97%	$2,734	1.38%(2)	1.38%(2)	1.51%(2)	1.41%	58%
2015	11.23	0.17	0.44	0.61	(0.54)	(0.68)	(1.22)	10.62	5.43	1,301	1.36	1.36	1.48	1.50	52
2014	10.84	0.17	1.23	1.40	(0.48)	(0.53)	(1.01)	11.23	13.78	1,034	1.36	1.36	1.53	1.59	68
2013	9.66	0.20	1.21	1.41	(0.23)	—	(0.23)	10.84	14.91	954	1.36	1.36	1.54	1.85	60
2012	8.44	0.22	1.00	1.22	—	—	—	9.66	14.45	320	1.36	1.36	1.55	2.32	48
Class Y
2016	$10.85	$0.21	$1.20	$1.41	$(0.57)	$(0.14)	$(0.71)	$11.55	13.49%	$102,388	0.88%(2)	0.88%(2)	1.01%(2)	1.86%	58%
2015(4)	10.73	0.19	(0.07)	0.12	—	—	—	10.85	1.12	94,522	0.86	0.86	0.99	2.23	52

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

304	SEI Institutional Managed Trust / Annual Report / September 30, 2016

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Tax-Managed Managed Volatility Fund
Class A
2016	$13.88	$0.22	$1.41	$1.63	$(0.21)	$(0.56)	$(0.77)	$14.74	12.24%	$1,162,478	1.02%(2)	1.02%(2)	1.25%(2)	1.52%	32%
2015	14.14	0.20	0.64	0.84	(0.20)	(0.90)	(1.10)	13.88	5.92	901,026	1.00	1.00	1.23	1.40	49
2014	12.70	0.19	1.94	2.13	(0.18)	(0.51)	(0.69)	14.14	17.33	765,744	1.00	1.00	1.28	1.38	58
2013	11.28	0.22	1.75	1.97	(0.22)	(0.33)	(0.55)	12.70	18.24	621,530	1.00	1.00	1.27	1.86	28
2012	9.77	0.18	1.87	2.05	(0.16)	(0.38)	(0.54)	11.28	21.70	442,074	1.00	1.00	1.28	1.71	30
Class Y
2016	$13.89	$0.26	$1.40	$1.66	$(0.25)	$(0.56)	$(0.81)	$14.74	12.42%	$37,017	0.77%(2)	0.77%(2)	1.01%(2)	1.81%	32%
2015(3)	14.25	0.11	(0.42)(4)	(0.31)	(0.05)	—	(0.05)	13.89	(2.17)	323	0.81	0.81	1.06	1.77	49
Real Estate Fund
Class A
2016	$17.96	$0.29	$2.69	$2.98	$(0.16)	$(1.41)	$(1.57)	$19.37	17.13%	$174,178	1.16%(2)	1.16%(2)	1.25%(2)	1.54%	84%
2015	17.05	0.08	1.87	1.95	(0.26)	(0.78)	(1.04)	17.96	11.44	193,006	1.14	1.14	1.23	0.42	51
2014	15.42	0.29	1.64	1.93	(0.30)	—	(0.30)	17.05	12.63	226,780	1.14	1.14	1.28	1.76	57
2013	14.97	0.14	0.50	0.64	(0.19)	—	(0.19)	15.42	4.30	207,876	1.14	1.14	1.27	0.91	74
2012	11.67	0.08	3.34	3.42	(0.12)	—	(0.12)	14.97	29.44	191,484	1.14	1.14	1.28	0.55	68
Class I
2016	$17.94	$0.25	$2.69	$2.94	$(0.12)	$(1.41)	$(1.53)	$19.35	16.90%	$651	1.38%(2)	1.38%(2)	1.50%(2)	1.33%	84%
2015	17.03	0.03	1.87	1.90	(0.21)	(0.78)	(0.99)	17.94	11.16	720	1.36	1.36	1.48	0.17	51
2014	15.39	0.25	1.64	1.89	(0.25)	—	(0.25)	17.03	12.33	622	1.36	1.36	1.52	1.51	57
2013	14.93	0.10	0.51	0.61	(0.15)	—	(0.15)	15.39	4.09	565	1.36	1.36	1.52	0.65	74
2012	11.64	0.05	3.33	3.38	(0.09)	—	(0.09)	14.93	29.16	606	1.36	1.36	1.53	0.33	68
Class Y
2016	$17.96	$0.32	$2.72	$3.04	$(0.21)	$(1.41)	$(1.62)	$19.38	17.49%	$36,591	0.92%(2)	0.92%(2)	1.01%(2)	1.64%	84%
2015(5)	19.00	0.08	(0.65)(4)	(0.57)	(0.14)	(0.33)	(0.47)	17.96	(2.97)	18,561	0.89	0.89	0.98	0.54	51
Enhanced Income Fund
Class A
2016	$7.46	$0.15	$0.04	$0.19	$(0.16)	$—	$(0.16)	$7.49	2.60%	$181,059	0.63%(2)	0.63%(2)	1.04%(2)	1.96%	90%
2015	7.60	0.14	(0.13)	0.01	(0.15)	—	(0.15)	7.46	0.07	190,645	0.60	0.60	1.02	1.82	89
2014	7.61	0.14	(0.01)	0.13	(0.14)	—	(0.14)	7.60	1.69	230,910	0.60	0.60	1.05	1.78	106
2013	7.57	0.16	0.03	0.19	(0.15)	—	(0.15)	7.61	2.50	194,821	0.60	0.60	1.05	2.08	170
2012	7.36	0.18	0.20	0.38	(0.17)	—	(0.17)	7.57	5.30	161,037	0.60	0.60	1.05	2.41	198
Class I
2016	$7.45	$0.13	$0.03	$0.16	$(0.14)	$—	$(0.14)	$7.47	2.20%	$255	0.88%(2)	0.88%(2)	1.29%(2)	1.71%	90%
2015	7.58	0.12	(0.12)	—	(0.13)	—	(0.13)	7.45	(0.06)	232	0.85	0.85	1.26	1.54	89
2014	7.59	0.12	(0.01)	0.11	(0.12)	—	(0.12)	7.58	1.44	376	0.85	0.85	1.30	1.53	106
2013	7.56	0.14	0.02	0.16	(0.13)	—	(0.13)	7.59	2.17	368	0.85	0.85	1.30	1.85	170
2012	7.36	0.15	0.21	0.36	(0.16)	—	(0.16)	7.56	4.93	69	0.85	0.85	1.30	2.11	198
Class Y
2016	$7.46	$0.16	$0.03	$0.19	$(0.17)	$—	$(0.17)	$7.48	2.61%	$17,310	0.49%(2)	0.49%(2)	0.79%(2)	2.11%	90%
2015(5)	7.51	0.11	(0.08)	0.03	(0.08)	—	(0.08)	7.46	0.44	11,264	0.46	0.46	0.77	1.89	89

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.
(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.
(5)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	305

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Core Fixed Income Fund
Class A
2016	$11.47	$0.26	$0.37	$0.63	$(0.27)	$(0.12)	$(0.39)	$11.71	5.64%	$2,070,113	0.69%(2)	0.69%(2)	0.88%(2)	2.29%	336%
2015	11.47	0.27	—	0.27	(0.27)	—	(0.27)	11.47	2.36	2,068,581	0.67	0.67	0.86	2.32	350
2014	11.20	0.29	0.28	0.57	(0.30)	—	(0.30)	11.47	5.14	2,041,268	0.67	0.67	0.85	2.59	343
2013	11.64	0.30	(0.42)	(0.12)	(0.32)	—	(0.32)	11.20	(1.09)	1,904,623	0.67	0.67	0.85	2.57	342
2012	11.14	0.33	0.61	0.94	(0.35)	(0.09)	(0.44)	11.64	8.67	2,172,794	0.67	0.67	0.85	2.93	349
Class I
2016	$11.46	$0.24	$0.36	$0.60	$(0.24)	$(0.12)	$(0.36)	$11.70	5.41%	$9,313	0.91%(2)	0.91%(2)	1.13%(2)	2.07%	336%
2015	11.46	0.24	0.01	0.25	(0.25)	—	(0.25)	11.46	2.14	12,504	0.89	0.89	1.11	2.10	350
2014	11.19	0.27	0.27	0.54	(0.27)	—	(0.27)	11.46	4.91	10,488	0.89	0.89	1.08	2.38	343
2013	11.63	0.27	(0.42)	(0.15)	(0.29)	—	(0.29)	11.19	(1.31)	14,128	0.89	0.89	1.10	2.34	342
2012	11.13	0.31	0.61	0.92	(0.33)	(0.09)	(0.42)	11.63	8.44	14,944	0.89	0.89	1.10	2.71	349
Class Y
2016	$11.47	$0.29	$0.37	$0.66	$(0.30)	$(0.12)	$(0.42)	$11.71	5.90%	$70,916	0.44%(2)	0.44%(2)	0.63%(2)	2.55%	336%
2015(3)	11.47	0.08	—	0.08	(0.08)	—	(0.08)	11.47	0.69	22,985	0.42	0.42	0.63	2.66	350
U.S. Fixed Income Fund
Class A
2016	$10.38	$0.19	$0.32	$0.51	$(0.20)	$(0.11)	$(0.31)	$10.58	4.94%	$1,205,262	0.68%(2)	0.68%(2)	0.88%(2)	1.81%	401%
2015	10.33	0.20	0.08	0.28	(0.21)	(0.02)	(0.23)	10.38	2.67	1,113,602	0.66	0.66	0.86	1.92	313
2014	10.15	0.21	0.18	0.39	(0.21)	—	(0.21)	10.33	3.91	1,098,480	0.66	0.66	0.86	2.02	345
2013	10.84	0.19	(0.36)	(0.17)	(0.21)	(0.31)	(0.52)	10.15	(1.61)	1,022,233	0.66	0.66	0.86	1.85	319
2012	10.70	0.25	0.44	0.69	(0.27)	(0.28)	(0.55)	10.84	6.68	898,450	0.66	0.66	0.87	2.34	322
Class Y
2016	$10.38	$0.21	$0.32	$0.53	$(0.22)	$(0.11)	$(0.33)	$10.58	5.20%	$97,132	0.43%(2)	0.43%(2)	0.63%(2)	2.06%	401%
2015(4)	10.44	0.17	(0.06)(5)	0.11	(0.17)	—	(0.17)	10.38	1.03	89,000	0.41	0.41	0.61	2.16	313
High Yield Bond Fund
Class A
2016	$7.01	$0.42	$0.26	$0.68	$(0.42)	$(0.09)	$(0.51)	$7.18	10.44%	$1,737,907	0.91%(2)	0.91%(2)	1.10%(2)	6.16%	56%
2015	7.70	0.42	(0.65)	(0.23)	(0.42)	(0.04)	(0.46)	7.01	(3.21)	1,548,778	0.89	0.89	1.08	5.61	56
2014	7.68	0.43	0.06‡	0.49	(0.43)	(0.04)	(0.47)	7.70	6.49	1,707,482	0.89	0.89	1.12	5.47	73
2013	7.59	0.48	0.07	0.55	(0.46)	—	(0.46)	7.68	7.39	1,989,355	0.89	0.89	1.12	6.13	74
2012	6.92	0.53	0.68	1.21	(0.51)	(0.03)	(0.54)	7.59	18.04	1,752,357	0.89	0.89	1.12	7.23	65
Class I
2016	$6.78	$0.40	$0.23	$0.63	$(0.39)	$(0.09)	$(0.48)	$6.93	9.95%	$1,078	1.14%(2)	1.14%(2)	1.36%(2)	6.01%	56%
2015	7.48	0.39	(0.67)	(0.28)	(0.38)	(0.04)	(0.42)	6.78	(3.91)	1,026	1.11	1.11	1.32	5.31	56
2014	7.49	0.40	0.03	0.43	(0.40)	(0.04)	(0.44)	7.48	5.81	3,794	1.11	1.11	1.37	5.24	73
2013	7.40	0.45	0.07	0.52	(0.43)	—	(0.43)	7.49	7.19	38,849	1.11	1.11	1.38	6.07	74
2012	6.82	0.50	0.59	1.09	(0.48)	(0.03)	(0.51)	7.40	16.54	14,161	1.11	1.11	1.38	6.91	65
Class Y
2016	$7.01	$0.44	$0.26	$0.70	$(0.44)	$(0.09)	$(0.53)	$7.18	10.72%	$199,015	0.66%(2)	0.66%(2)	0.85%(2)	6.42%	56%
2015(4)	7.44	0.33	(0.44)	(0.11)	(0.32)	—	(0.32)	7.01	(1.75)	143,315	0.64	0.64	0.83	5.94	56

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
‡	Includes redemption fees of $0.03 per share.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	Commenced operations on June 30, 2015. All ratios for the period have been annualized.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(5)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.

306	SEI Institutional Managed Trust / Annual Report / September 30, 2016

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Conservative Income Fund
Class A
2016(2)	$10.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$10.00	0.16%	$75,011	0.30%(3)	0.30%(3)	0.61%(3)	0.37%	–%
Class Y
2016(2)	$10.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$10.00	0.20%	$16,796	0.20%(3)	0.20%(3)	0.36%(3)	0.47%	–%
Tax-Free Conservative Income Fund
Class A
2016(2)	$10.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)	$10.00	0.12%	$30,946	0.30%(3)	0.30%(3)	0.60%(3)	0.27%	–%
Class Y
2016(2)	$10.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$10.00	0.16%	$13,922	0.20%(3)	0.20%(3)	0.35%(3)	0.37%	–%
Real Return Fund
Class A
2016	$9.91	$—	$0.23	$0.23	$—	$—	$—	$10.14	2.32%	$291,380	0.47%(3)	0.47%(3)	0.82%(3)	(0.02)%	38%
2015	10.08	(0.10)	(0.06)	(0.16)	(0.01)	—	(0.01)	9.91	(1.57)	263,888	0.45	0.45	0.80	(1.01)	37
2014	10.19	0.05	(0.08)	(0.03)	(0.04)	(0.04)	(0.08)	10.08	(0.30)	284,944	0.45	0.45	0.84	0.51	34
2013	10.67	0.05	(0.23)	(0.18)	(0.06)	(0.24)	(0.30)	10.19	(1.72)	308,821	0.45	0.45	0.84	0.48	72
2012	10.60	0.05	0.23	0.28	(0.14)	(0.07)	(0.21)	10.67	2.66	283,646	0.45	0.45	0.85	0.48	137
Class Y
2016	$9.92	$0.01	$0.24	$0.25	$—	$—	$—	$10.17	2.52%	$28,835	0.37%(3)	0.37%(3)	0.57%(3)	0.07%	38%
2015(4)	9.91	(0.02)	0.03	0.01	—	—	—	9.92	0.10	25,525	0.35	0.35	0.55	(0.27)	37
Dynamic Asset Allocation Fund
Class A
2016	$9.09	$0.14	$0.99	$1.13	$(0.04)	$—	$(0.04)	$10.18	12.39%	$488,778	0.77%(3)	0.77%(3)	1.21%(3)	1.42%	7%
2015(5)	10.00	0.03	(0.94)	(0.91)	—	—	—	9.09	(9.10)	21,514	0.75	0.75	1.25	1.62	2
Class Y
2016	$9.09	$0.16	$0.99	$1.15	$(0.04)	$—	$(0.04)	$10.20	12.67%	$48,523	0.52%(3)	0.52%(3)	0.96%(3)	1.66%	7%
2015(5)	10.00	0.03	(0.94)	(0.91)	—	—	—	9.09	(9.10)	48,229	0.50	0.50	0.96	1.97	2

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on April 22, 2016. All ratios for the period have been annualized.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(5)	Commenced operations on July 30, 2015. All ratios for the period have been annualized.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	307

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Multi-Strategy Alternative Fund
Class A
2016	$9.60	$0.09	$0.23	$0.32	$(0.15)	$(0.10)	$(0.25)	$9.67	3.40%	$573,752	1.12%(2)(3)	1.12%(2)(3)	2.39%(2)(3)	0.95%	149%
2015	10.05	0.19	(0.48)	(0.29)	(0.16)	—	(0.16)	9.60	(2.98)	527,792	0.49	0.49	2.08	1.88	35
2014	9.79	0.06	0.28	0.34	(0.08)	—	(0.08)	10.05	3.45	498,090	0.64(4)	0.64(4)	2.19(4)	0.64	72
2013	9.62	0.07	0.15	0.22	(0.05)	—	(0.05)	9.79	2.33	426,733	0.73(5)	0.73(5)	2.22(5)	0.71	139
2012	9.57	0.07	0.17	0.24	(0.19)	—	(0.19)	9.62	2.50	334,914	0.65(6)	0.65(6)	2.15(6)	0.68	44
Class Y
2016	$9.60	$—	$0.36	$0.36	$(0.18)	$(0.10)	$(0.28)	$9.68	3.77%	$1,352	0.96%(2)(7)	0.96%(2)(7)	2.18%(2)(7)	–%	149%
2015(8)	9.97	0.04	(0.41)	(0.37)	—	—	—	9.60	(3.71)	19	0.25	0.25	1.83	1.03	35
Multi-Asset Accumulation Fund
Class A
2016	$9.53	$(0.05)	$1.10	$1.05	$—	$(0.27)	$(0.27)	$10.31	11.36%	$2,076,240	1.19%(2)	1.19%(2)	1.35%(2)	(0.50)%	55%
2015	10.89	(0.09)	(0.28)	(0.37)	(0.11)	(0.88)	(0.99)	9.53	(3.98)	1,803,619	1.17	1.17	1.33	(0.85)	94
2014	10.30	(0.05)	0.96	0.91	—*	(0.32)	(0.32)	10.89	9.11	1,865,846	1.17	1.17	1.38	(0.47)	55
2013	10.51	(0.05)	0.17	0.12	(0.01)	(0.32)	(0.33)	10.30	1.12	1,414,563	1.17	1.17	1.37	(0.52)	104
2012(9)	10.00	(0.02)	0.57	0.55	(0.04)	—	(0.04)	10.51	5.51	959,727	1.17	1.17	1.39	(0.46)	38
Class Y
2016	$9.55	$(0.03)	$1.11	$1.08	$—	$(0.27)	$(0.27)	$10.36	11.66%	$202,865	0.94%(2)	0.94%(2)	1.10%(2)	(0.33)%	55%
2015(10)	10.11	(0.08)	(0.48)	(0.56)	—	—	—	9.55	(5.54)	202,311	0.92	0.92	1.08	(1.04)	94
Multi-Asset Income Fund
Class A
2016	$10.46	$0.50	$0.23	$0.73	$(0.53)	$(0.10)	$(0.63)	$10.56	7.38%	$643,477	0.82%(2)(11)	0.82%(2)(11)	1.23%(2)(11)	4.85%	72%
2015	10.60	0.54	(0.19)	0.35	(0.44)	(0.05)	(0.49)	10.46	3.33	615,259	0.85(12)	0.85(12)	1.25(12)	5.06	109
2014	10.60	0.51	0.13(13)	0.64	(0.47)	(0.17)	(0.64)	10.60	6.19	539,504	0.83(14)	0.83(14)	1.27(14)	4.76	124
2013	10.35	0.67	0.17(13)	0.84	(0.52)	(0.07)	(0.59)	10.60	8.24	230,356	0.98(15)	0.98(15)	1.40(15)	6.22	89
2012(9)	10.00	0.23	0.30	0.53	(0.18)	—	(0.18)	10.35	5.37	84,499	0.89(16)	0.89(16)	1.36(16)	4.88	25
Class Y
2016	$10.46	$0.52	$0.22	$0.74	$(0.54)	$(0.10)	$(0.64)	$10.56	7.49%	$97,943	0.72%(2)(17)	0.72%(2)(17)	0.98%(2)(17)	5.08%	72%
2015(10)	10.62	0.45	(0.26)	0.19	(0.35)	—	(0.35)	10.46	1.81	33,224	0.76(18)	0.76(18)	1.00(18)	5.60	109

*	Amount represents less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.85%, 0.85%, and 2.12%.
(4)	The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.58%, 0.58%, and 2.13%.
(5)	The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.60%, 0.60%, and 2.09%.
(6)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 0.63%, 0.63%, and 2.13%.
(7)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.69%, 0.69%, and 1.91%.
(8)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.
(9)	Commenced operations on April 9, 2012. All ratios for the period have been annualized.
(10)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(11)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.21%.
(12)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.20%.
(13)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.
(14)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.24%.
(15)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.22%.
(16)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.76%, 0.76%, and 1.23%.
(17)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.96%.
(18)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.95%.

308	SEI Institutional Managed Trust / Annual Report / September 30, 2016

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Multi-Asset Inflation Managed Fund
Class A
2016	$8.75	$0.05	$0.04	$0.09	$ (0.04)	$—	$(0.04)	$8.80	1.06%	$990,931	1.23%(2)(3)	1.23%(2)(3)	1.46%(2)(3)	0.59%	73%
2015	9.39	—	(0.64)	(0.64)	—	—	—	8.75	(6.82)	924,048	1.11(4)	1.11(4)	1.34(4)	(0.05)	115
2014	9.42	0.06	(0.09)	(0.03)	—	—	—	9.39	(0.32)	923,541	1.02(5)	1.02(5)	1.30(5)	0.65	119
2013	10.10	0.06	(0.69)	(0.63)	(0.04)	(0.01)	(0.05)	9.42	(6.27)	766,368	0.93(6)	0.93(6)	1.20(6)	0.59	61
2012(7)	10.00	0.02	0.13	0.15	(0.05)(8)	—	(0.05)	10.10	1.54	540,255	0.93(9)	0.93(9)	1.22(9)	0.47	19
Class Y
2016	$8.77	$0.07	$0.04	$0.11	$ (0.06)	$—	$(0.06)	$8.82	1.30%	$89,261	0.98%(2)(10)	0.98%(2)(10)	1.21%(2)(10)	0.79%	73%
2015(11)	8.96	0.04	(0.23)	(0.19)	—	—	—	8.77	(2.12)	83,248	0.92(12)	0.92(12)	1.15(12)	0.53	115
Multi-Asset Capital Stability Fund
Class A
2016	$10.11	$(0.01)	$0.16	$0.15	$ —	$(0.12)	$(0.12)	$10.14	1.47%	$658,185	0.64%(2)	0.64%(2)	1.00%(2)	(0.07)%	234%
2015	10.25	(0.04)	0.09	0.05	—	(0.19)	(0.19)	10.11	0.57	565,709	0.62	0.62	0.98	(0.39)	227
2014	9.94	(0.01)	0.34	0.33	—	(0.02)	(0.02)	10.25	3.37	541,602	0.62	0.62	1.02	(0.12)	246
2013	10.14	(0.02)	(0.10)	(0.12)	(0.01)	(0.07)	(0.08)	9.94	(1.23)	486,926	0.62	0.62	1.02	(0.22)	410
2012(7)	10.00	(0.01)	0.15	0.14	—*	—	—*	10.14	1.40	347,861	0.62	0.62	1.02	(0.29)	180
Class Y
2016	$10.12	$—	$0.16	$0.16	$ —	$(0.12)	$(0.12)	$10.16	1.57%	$51,496	0.54%(2)	0.54%(2)	0.75%(2)	0.02%	234%
2015(11)	10.06	(0.02)	0.08	0.06	—	—	—	10.12	0.60	50,662	0.52	0.52	0.74	(0.30)	227
Long/Short Alternative Fund
Class A
2016	$9.67	$(0.06)	$0.18	$0.12	$ —	$—	$—	$9.79	1.24%	$19	1.17%(2)	1.17%(2)	1.40%(2)	(0.57)%	43%
2015(13)	10.00	(0.08)	(0.25)	(0.33)	—	—	—	9.67	(3.30)	19	1.14	1.14	1.39	(0.99)	198
Class Y
2016	$9.67	$(0.03)	$0.17	$0.14	$ —	$—	$—	$9.81	1.45%	$41,775	0.92%(2)	0.92%(2)	1.15%(2)	(0.32)%	43%
2015(14)	10.11	(0.03)	(0.41)	(0.44)	—	—	—	9.67	(4.35)	41,164	0.91	0.91	1.15	(0.81)	198

*	Amount represents less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside of the cap.
(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.14%.
(4)	The expense ratio includes interest and dividend expense. Had this expense been excluded the ratios would have been 0.95%, 0.95%, and 1.18%.
(5)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.18%.
(6)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.17%.
(7)	Commenced operations on April 9, 2012. All ratios for the period have been annualized.
(8)	Includes return of capital of $0.04.
(9)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.19%.
(10)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.88%.
(11)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(12)	The expense ratio includes dividend and interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.93%.
(13)	Commenced operations on December 19, 2014. All ratios for the period have been annualized.
(14)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	309

Notes to Financial Statements/Consolidated Notes to Financial Statements

September 30, 2016

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 29 funds: Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Long/Short Alternative (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Real Estate, Multi-Asset Accumulation, Multi-Asset Inflation Managed and Long/Short Alternative Funds.

The Accumulation Commodity Strategy Subsidiary, Ltd. and Inflation Commodity Strategy Subsidiary, Ltd. are both wholly-owned subsidiaries of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Trust is registered to offer: Class A shares of the Funds and Class Y shares of the Funds; Class E shares of the S&P 500 Index Fund; Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond and Real Return Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and its principal strategies and risks.

As of September 30, 2016, the Tax-Managed International Managed Volatility Fund has not yet commenced operations.

Class T closed on December 30, 2014. Class Y commenced operations on December 31, 2014 in the following Funds: Large Cap, Tax-Managed Large Cap, Small Cap, Tax-Managed Small/Mid Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, U.S. Fixed Income, High Yield Bond, Real Return, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. Class Y commenced operations on April 30, 2015 in the Tax-Managed Managed Volatility, Multi-Strategy Alternative and Long/Short Alternative Funds. Class Y commenced operations on June 30, 2015 in the Core Fixed Income Fund. Class Y commenced operations on October 30, 2015 in the following Funds: Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap Value, Small Cap Growth and Mid-Cap Funds.

The Conservative Income Fund and Tax-Free Conservative Income Fund each commenced operations on April 22, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized

310	SEI Institutional Managed Trust / Annual Report / September 30, 2016

loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of

SEI Institutional Managed Trust / Annual Report / September 30, 2016	311

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Global Managed Volatility Fund also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

312	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2016, maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended September 30, 2016, there have been no significant changes to the Trust’s fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of September 30, 2016. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Multi-Asset Income Fund

Assets	Fair Value (in Thousands) at September 30, 2016	Valuation Technique(s)	Range (Weighted Unobservable Input Average)

Asset-Backed Securities	$879	OAS off 08/31/2016 Single Broker Price	Indicative Quote	439
	989	9/15/2016 Trade Price	Trade Price	421

Total Asset-Backed Securities	1,868

Corporate Obligations	569	08/26/2016 Single Broker Price	Broker Quote	N/A
	2,712	OAS off 08/31/2016 Single Broker Price	Indicative Quote	355
	166	OAS off 08/31/2016 Single Broker Price	Indicative Quote	1,229

Total Corporate Obligations	3,447

Loan Participations	453	09/20/2016 Multiple Broker price	Broker Quote	500
	7,247	Internal Model Price	Indicative Quote	572-868

Total Loan Participations	7,700

Common Stock	71	Internal Model price	Indicative Quote	N/A

Mortgage-Backed Securities	1,777	OAS from 9/14/2016 Trade Price	Indicative Quote	241

Convertible Bond	47	Internal Model price	Indicative Quote	N/A

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

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September 30, 2016

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Repurchase Agreements —Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements —To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of September 30, 2016 were as follows:

MULTI-ASSET INFLATION MANAGED FUND

Principal Amount ($ Thousands)	Counterparty		Value ($ Thousands)

$(46,669)	Chase Securities	0.41%	$(46,669)
(35,194)	Chase Securities	0.57%	(35,194)
(35,110)	Chase Securities	0.59%	(35,110)

MULTI-ASSET INFLATION MANAGED FUND

Principal Amount ($ Thousands)	Counterparty		Value ($ Thousands)

$(31,200)	Chase Securities	0.41%	$(31,200)
(21,576)	Chase Securities	0.41%	(21,576)
(11,258)	Chase Securities	0.41%	(11,258)
(10,802)	Chase Securities	0.41%	(10,802)
(10,363)	Merrill Lynch	1.50%	(10,363)
(10,105)	Merrill Lynch	1.50%	(10,105)
(9,113)	Chase Securities	0.41%	(9,113)
(6,776)	Merrill Lynch	1.50%	(6,776)
(4,755)	Merrill Lynch	1.50%	(4,755)
(4,150)	Chase Securities	0.46%	(4,150)
(4,139)	Chase Securities	0.57%	(4,139)
(3,113)	Chase Securities	0.46%	(3,113)

			$(244,323)

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

314	SEI Institutional Managed Trust / Annual Report / September 30, 2016

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation and the Multi-Asset Inflation Managed Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2016, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2016 if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on

SEI Institutional Managed Trust / Annual Report / September 30, 2016	315

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

these securities calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Options/Swaptions Writing/Purchasing —To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2016, if applicable.

Securities Sold Short —To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2016, if applicable.

316	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of September 30, 2016, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in

SEI Institutional Managed Trust / Annual Report / September 30, 2016	317

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — At September 30, 2016, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2016, were as follows:

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Growth Fund
Value Creation	145,600	8/10/06	08/10/06	$1,491	$58	0.02%

High Yield Bond Fund
Aventine (Escrow Security)	$2,750	11/30/10	11/30/10	$–	$–	0.00%

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap,

S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income and Real Return Funds;

318	SEI Institutional Managed Trust / Annual Report / September 30, 2016

are declared and paid annually for the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Inflation Managed, Multi-Asset Capital Stability, Dynamic Asset Allocation and Long/Short Alternative Funds; are declared daily and paid monthly for the Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Multi-Asset Income and Multi-Asset Capital Stability Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any

Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional

SEI Institutional Managed Trust / Annual Report / September 30, 2016	319

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of September 30, 2016, Core Fixed Income Fund, Multi-Strategy Alternative Fund and the Multi-Asset Inflation Managed Fund are the buyers (“receiving protection”) on a total notional amount of $1.4 million, $7.9 million and $1.9 million, respectively. As of September 30, 2016, Core Fixed Income Fund, High Yield Bond Fund, Multi-Strategy Alternative Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund are the sellers (“providing protection”) on a total notional amount of $1.6 million, $9.0 million, $10.6 million, $5.7 million and $17.0 million, respectively. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

CORE FIXED INCOME FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

	CORP	SOVERIGN	ABS	CORP
REFERENCE ASSET	US$	US$	US$	US$	Total

Fair value of written credit derivatives	$(7,746)	$-	$-	$-	$(7,746)
Maximum potential amount of future payments	1,590,000	-	-	-	1,590,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

HIGH YIELD BOND FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

	CORP	SOVERIGN	ABS	CORP
REFERENCE ASSET	US$	US$	US$	US$	Total

Fair value of written credit derivatives	$-	$-	$-	$456,877	$456,877
Maximum potential amount of future payments	-	-	-	9,000,000	9,000,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

320	SEI Institutional Managed Trust / Annual Report / September 30, 2016

MULTI-STRATEGY ALTERNATIVE FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

	CORP	SOVERIGN	ABS	CORP
REFERENCE ASSET	US$	US$	US$	US$	Total

Fair value of written credit derivatives	$-	$(181,653)	$-	$88,366	$(93,287)
Maximum potential amount of future payments	-	9,463,000	-	1,123,798	10,586,798
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-ASSET INFLATION MANAGED FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

	CORP	SOVERIGN	ABS	CORP
REFERENCE ASSET	US$	US$	US$	US$	Total

Fair value of written credit derivatives	$24,503	$-	$(408,070)	$-	$(383,567)
Maximum potential amount of future payments	1,118,089	-	4,603,000	-	5,721,089
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-ASSET CAPITAL STABILITY FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

	CORP	SOVERIGN	ABS	CORP
REFERENCE ASSET	US$	US$	US$	US$	Total

Fair value of written credit derivatives	$-	$-	$-	$561,247	$561,247
Maximum potential amount of future payments	-	-	-	16,961,212	16,961,212
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	1,590,000	-	-	1,590,000
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	-	-	-	-

Total	$-	$-	$1,590,000	$-	$-	$1,590,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

HIGH YIELD BOND FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	9,000,000	-	-	9,000,000
> than 400	-	-	-	-	-	-

Total	$-	$-	$9,000,000	$-	$-	$9,000,000

SEI Institutional Managed Trust / Annual Report / September 30, 2016	321

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-STRATEGY ALTERNATIVE FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	2,345,000	-	-	2,345,000
201-300	-	-	7,118,000	-	-	7,118,000
301-400	-	-	1,123,798	-	-	1,123,798
> than 400	-	-	-	-	-	-

Total	$-	$-	$10,586,798	$-	$-	$10,586,798

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$500,000	$618,089	$-	$-	$1,118,089
101-200	-	-	-	-	-	-
201-200	-	-	-	-	-	-
301-400	-	-	-	-	-
> than 400	-	-	-	-	4,603,000	4,603,000

Total	$-	$500,000	$618,089	$-	$4,603,000	$5,721,089

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$7,410,000	$2,480,000	$-	$9,890,000
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	5,441,706	1,629,506	-	7,071,212
> than 400	-	-	-	-	-	-

Total	$-	$-	$12,851,706	$4,109,506	$-	$16,961,212

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

322	SEI Institutional Managed Trust / Annual Report / September 30, 2016

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments, Schedule of Investments or Consolidated Schedule of Investments and the Statement of Operations or Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2016 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/ Consolidated		Statement of Assets and Liabilities/ Consolidated
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Derivatives not accounted for as hedging instruments:
Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$ 292*	Net Assets — Unrealized depreciation on futures contracts	$ 216*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	916	Unrealized loss on forward foreign currency contracts	648

Total Derivatives not accounted for as hedging instruments		$1,208		$864

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$ 1,831 *	Net Assets — Unrealized depreciation on futures contracts	$ 137 *
	Net Assets — Unrealized appreciation on swap contracts	38†	Net Assets — Unrealized depreciation on swap contracts	3,879†
	Options purchased, at value	208	Options written, at value	315
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	450	Unrealized loss on forward foreign currency contracts	925
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	1†	Net Assets — Unrealized depreciation on swap contracts	21†

Total Derivatives not accounted for as hedging instruments		$2,528		$5,277

U.S. Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$981 *	Net Assets — Unrealized depreciation on futures contracts	$10 *
	Net Assets — Unrealized appreciation on swap contracts	13†	Net Assets — Unrealized depreciation on swap contracts	480†
	Options purchased, at value	81	Options written, at value	123
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	9	Unrealized loss on forward foreign currency contracts	168

Total Derivatives not accounted for as hedging instruments		$1,084		$781

Dynamic Asset Allocation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$576†	Net Assets — Unrealized depreciation on swap contracts	$–†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	22*	Net Assets — Unrealized depreciation on futures contracts	–*
	Options purchased, at value	415	Options written, at value	–
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	938	Unrealized loss on forward foreign currency contracts	3,235

Total Derivatives not accounted for as hedging instruments		$1,951		$3,235

SEI Institutional Managed Trust / Annual Report / September 30, 2016	323

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/ Consolidated		Statement of Assets and Liabilities/ Consolidated
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Multi-Strategy Alternative Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$13*	Net Assets — Unrealized depreciation on futures contracts	$9*
	Net Assets — Unrealized appreciation on swap contracts	11†	Net Assets — Unrealized depreciation on swap contracts	–†
Equity contracts	Options purchased, at value	160	Options written, at value	92
	Net Assets — Unrealized appreciation on futures contracts	5*	Net Assets — Unrealized depreciation on futures contracts	–*
	Net Assets — Unrealized appreciation on swap contracts	131†	Net Assets — Unrealized depreciation on swap contracts	–†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	80	Unrealized loss on forward foreign currency contracts	158
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	202†	Net Assets — Unrealized depreciation on swap contracts	104†

Total Derivatives not accounted for as hedging instruments		$602		$363

Multi-Asset Accumulation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$6,552*	Net Assets — Unrealized depreciation on futures contracts	$2,357*
	Net Assets — Unrealized appreciation on swap contracts	1,961†	Net Assets — Unrealized depreciation on swap contracts	652†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	6,490*	Net Assets — Unrealized depreciation on futures contracts	2,517*
	Net Assets — Unrealized appreciation on swap contracts	67†	Net Assets — Unrealized depreciation on swap contracts	1,710†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,412	Unrealized loss on forward foreign currency contracts	3,393
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	7,690*	Net Assets — Unrealized depreciation on futures contracts	10,722*
	Net Assets — Unrealized appreciation on swap contracts	734†	Net Assets — Unrealized depreciation on swap contracts	1,926†

Total Derivatives not accounted for as hedging instruments		$26,906		$23,277

Multi-Asset Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$145*	Net Assets — Unrealized depreciation on swap contracts	$81*
	Net Assets — Unrealized appreciation on swap contracts	58,390†	Net Assets — Unrealized depreciation on swap contracts	58,856†
Equity contracts	Options purchased, at value	–	Options written, at value	2,222
	Net Assets — Unrealized appreciation on futures contracts	68*	Net Assets — Unrealized depreciation on futures contracts	–*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	238	Unrealized loss on forward foreign currency contracts	3

Total Derivatives not accounted for as hedging instruments		$58,841		$61,162

324	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/ Consolidated		Statement of Assets and Liabilities/ Consolidated
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Multi-Asset Inflation Managed Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$ –*	Net Assets — Unrealized depreciation on futures contracts	$ 209*
	Net Assets — Unrealized appreciation on swap contracts	2,118†	Net Assets — Unrealized depreciation on swap contracts	4,246†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	–†	Net Assets — Unrealized depreciation on futures contracts	93†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	257	Unrealized loss on forward foreign currency contracts	1,963
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	9,044*	Net Assets — Unrealized depreciation on future contracts	8,894*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	27†	Net Assets — Unrealized depreciation on swaps contracts	210†

Total Derivatives not accounted for as hedging instruments		$11,446		$15,615

Multi-Asset Capital Stability Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$41*	Net Assets — Unrealized depreciation on futures contracts	$ 186*
	Net Assets — Unrealized appreciation on swap contracts	265†	Net Assets — Unrealized depreciation on swap contracts	4†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	286*	Net Assets — Unrealized depreciation on futures contracts	311*
	Options purchased, at value	21	Options written, at value	14
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,123	Unrealized loss on forward foreign currency contracts	1,350
	Options purchased, at value	44	Options written, at value	57
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	14†	Net Assets — Unrealized depreciation on swap contracts	21†

Total Derivatives not accounted for as hedging instruments		$1,794		$1,943

Long/Short Alternative Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$8*	Net Assets — Unrealized depreciation on futures contracts	$ 6*
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	180*	Net Assets — Unrealized depreciation on futures contracts	258*

Total Derivatives not accounted for as hedging instruments		$188		$264

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	325

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year ended September 30, 2016.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Global Managed Volatility Fund
Equity contracts	$—	$—	$6,390	$—	$—	$6,390
Foreign exchange contracts	—	—	—	(715)	—	(715)

Total	$—	$—	$6,390	$(715)	$—	$5,675

Core Fixed Income Fund
Interest rate contracts	$(1,236)	$101	$1,197	$—	$(2,899)	$(2,837)
Foreign exchange contracts	(103)	—	—	(3,315)	—	(3,418)
Credit contracts	—	—	—	—	(16)	(16)

Total	$(1,339)	$101	$1,197	$(3,315)	$(2,915)	$(6,271)

U.S. Fixed Income Fund
Interest rate contracts	$(455)	$—	$(4,093)	$—	$(189)	$(4,737)
Foreign exchange contracts	—	—	—	(1,058)	—	(1,058)

Total	$(455)	$—	$(4,093)	$(1,058)	$(189)	$(5,795)

Dynamic Asset Allocation Fund
Equity contracts	$(195)	$—	$(2,563)	$—	$—	$(2,758)
Interest rate contracts	—	—	(418)	—	1,437	1,019
Foreign exchange contracts	—	—	—	(3,979)	—	(3,979)

Total	$(195)	$—	$(2,981)	$(3,979)	$1,437	$(5,718)

Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$(89)	$(89)
Equity contracts	(1,165)	—	(116)	—	1,119	(162)
Interest rate contracts	—	—	(174)	—	—	(174)
Foreign exchange contracts	—	—	—	(79)	—	(79)

Total	$(1,165)	$—	$(290)	$(79)	$1,030	$(504)

Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$24,530	$—	$2,726	$27,256
Interest rate contracts	—	—	106,331	—	31,791	138,122
Foreign exchange contracts	—	—	—	20,901	—	20,901
Commodity contracts	—	—	13,683	—	(6,165)	7,518

Total	$—	$—	$144,544	$20,901	$28,352	$193,797

Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$432	$432
Equity contracts	(397)	—	1,951	—	—	1,554
Interest rate contracts	—	—	(2,191)	—	(3,949)	(6,140)
Foreign exchange contracts	(1,476)	—	—	369	—	(1,107)

Total	$(1,873)	$—	$(240)	$369	$(3,517)	$(5,261)

Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$(41)	$(41)
Equity contracts	(374)	—	(2,536)	—	—	(2,910)
Interest rate contracts	—	—	(1,332)	—	(1,177)	(2,509)
Foreign exchange contracts	36	—	—	(1,206)	—	(1,170)
Commodity contracts	—	—	(1,420)	—	—	(1,420)

Total	$(338)	$—	$(5,288)	$(1,206)	$(1,218)	$(8,050)

326	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$(383)	$(383)
Equity contracts	(208)	—	(1,267)	—	—	(1,475)
Interest rate contracts	—	356	4,297	—	57	4,710
Foreign exchange contracts	(379)	—	—	1,877	—	1,498

Total	$(587)	$356	$3,030	$1,877	$(326)	$4,350

Long/Short Alternative Fund
Equity contracts	$—	$—	$1,308	$—	$—	$1,308
Interest rate contracts	—	—	(1,102)	—	—	(1,102)

Total	$—	$—	$206	$—	$—	$206

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Global Managed Volatility Fund
Equity contracts	$—	$—	$1,554	$—	$—	$1,554
Foreign exchange Contracts	—	—	—	(2,235)	—	(2,235)

Total	$—	$—	$1,554	$(2,235)	$—	$(681)

Core Fixed Income Fund
Credit contracts	$—	$—	$—	$—	$(24)	$(24)
Interest rate contracts	251	(104)	1,544	—	(2,359)	(668)
Foreign exchange contracts	—	—	—	364	—	364

Total	$251	$(104)	$1,544	$364	$(2,383)	$(328)

U.S. Fixed Income Fund
Interest rate contracts	$87	$—	$1,524	$—	$(166)	$1,445
Foreign exchange contracts	—	—	—	(111)	—	(111)

Total	$87	$—	$1,524	$(111)	$(166)	$1,334

Dynamic Asset Allocation Fund
Equity contracts	$—	$—	$59	$—	$—	$59
Interest rate contracts	(109)	—	—	—	576	467
Foreign exchange contracts	—	—	—	(2,358)	—	(2,358)

Total	$(109)	$—	$59	$(2,358)	$576	$(1,832)

Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$98	$98
Equity contracts	(29)	—	5	—	131	107
Interest rate contracts	—	—	4	—	11	15
Foreign exchange contracts	—	—	—	(78)	—	(78)

Total	$(29)	$—	$9	$(78)	$240	$136

Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$14,262	$—	$(173)	$14,089
Interest rate contracts	—	—	(10,347)	—	(2,521)	(12,868)
Foreign exchange contracts	—	—	—	552	—	552
Commodity Contracts	—	—	2,312	—	764	3,076

Total	$—	$—	$6,227	$552	$(1,930)	$4,849

SEI Institutional Managed Trust / Annual Report / September 30, 2016	327

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Multi-Asset Income Fund
Equity contracts	$(1,586)	$—	$634	$—	$2,028	$1,076
Interest rate contracts	115	—	64	—	(844)	(665)
Foreign exchange contracts	—	—	—	255	—	255

Total	$(1,471)	$—	$698	$255	$1,184	$666

Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$(478)	$(478)
Equity contracts	—	—	(908)	—	—	(908)
Interest rate contracts	—	—	270	—	87	357
Foreign exchange contracts	—	—	—	(1,985)	—	(1,985)
Commodity Contracts	11	—	5,971	—	—	5,982

Total	$11	$—	$5,333	$(1,985)	$(391)	$2,968

Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$28	$28
Equity contracts	202	—	823	—	—	1,025
Interest rate contracts	204	—	(554)	—	760	410
Foreign exchange contracts	—	—	—	(442)	—	(442)

Total	$406	$—	$269	$(442)	$788	$1,021

Long/Short Alternative Fund
Equity contracts	$—	$—	$414	$—	$—	$414
Interest rate contracts	—	—	28	—	—	28

Total	$—	$—	$442	$—	$—	$442

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

328	SEI Institutional Managed Trust / Annual Report / September 30, 2016

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2016 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

	Purchased		Swap		Written		Swap
Fund	Options	Futures	Agreements	Total	Options	Futures	Agreements	Total

Large Cap Fund	$ —	$ 100	$ —	$ 100	$ —	$ —	$ —	$ —
Tax Managed Large Cap Fund	—	1,949	—	1,949	—	1,843	—	1,843
S&P 500 Index Fund	—	95	—	95	—	—	—	—
Small Cap Fund	—	109	—	109	—	—	—	—
Small Cap Value Fund	—	23	—	23	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	—
Tax Managed Small/Mid Cap Fund	—	57	—	57	—	—	—	—
U.S. Managed Volatility Fund	—	135	—	135	—	—	—	—
Global Managed Volatility Fund	—	254	—	254	—	154	—	154
Tax-Managed Managed Volatility Fund	—	113	—	113	—	—	—	—
Enhanced Income Fund	—	4	—	4	—	1	—	1
Core Fixed Income Fund	208	1,190	256	1,654	315	590	50	955
U.S. Fixed Income Fund	81	723	666	1,470	123	212	627	962
High Yield Bond Fund	—	—	34	34	—	—	—	—
Dynamic Asset Allocation Fund	—	61	—	61	—	—	—	—
Multi-Strategy Alternative Fund	160	12	16	188	92	14	18	124
Multi-Asset Accumulation Fund	—	2,333	181	2,514	—	3,435	442	3,877
Multi-Asset Income Fund	—	124	85	209	2,222	159	16	2,397
Multi-Asset Inflation Managed Fund	—	1,989	1,283	3,272	—	1,588	1,054	2,642
Multi-Asset Capital Stability Fund	65	596	109	770	71	460	—	531
Long/Short Alternative Fund	—	192	—	192	—	53	—	53

Total Exchange-Traded or Centrally Cleared	$ 514	$ 10,059	$ 2,630	$ 13,203	$ 2,823	$ 8,456	$ 2,207	$ 13,486

Securities with an aggregate market value of $326,185 ($ Thousands) have been pledged and $100,358 in cash has been received as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2016.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2016 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Global Managed Volatility	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Brown Brothers Harriman	$ 916	$ —	$ —	$ 916	$ 648	$ —	$ —	$ —	$ 648	$ 268	$ —	$ 268

Total Over the Counter	$ 916	$ —	$ —	$ 916	$ 648	$ —	$ —	$ —	$ 648

SEI Institutional Managed Trust / Annual Report / September 30, 2016	329

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Core Fixed Income Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ 112	$ —	$ —	$ 112	$ 415	$ —	$ —	$ —	$ 415	$ (303)	$ 530	$ 227
Barclays PLC	112	—	—	112	238	—	—	—	238	(126)	—	(126)
Citigroup	210	—	—	210	186	—	676	—	862	(652)	565	(87)
Goldman Sachs	—	—	—	—	—	—	8	—	8	(8)	—	(8)
JPMorgan Chase Bank	16	—	—	16	43	—	—	—	43	(27)	—	(27)
Morgan Stanley	—	—	—	—	34	—	—	—	34	(34)	—	(34)
UBS	—	—	—	—	9	—	—	—	9	(9)	—	(9)

Total Over the Counter	$ 450	$ —	$ —	$ 450	$ 925	$ —	$ 684	$ —	$ 1,609

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
U.S. Fixed Income Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ —	$ —	$ —	$ —	$ 140	$ —	$ —	$ —	$ 140	$ (140)	$ —	$ (140)
Citigroup	—	—	—	—	—	—	173	—	173	(173)	—	(173)
JPMorgan Chase Bank	9	—	—	9	28	—	—	—	28	(19)	—	(19)

Total Over the Counter	$ 9	$ —	$ —	$ 9	$ 168	$ —	$ 173	$ —	$ 341

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Dynamic Asset Allocation	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ 938	$ —	$ 108	$ 1,046	$ 642	$ —	$ —	$ —	$ 642	$ 404	$ —	$ 404
BNP Paribas	—	—	468	468	9	—	—	—	9	459	—	459
Goldman Sachs	—	—	—	—	8	—	—	—	8	(8)	—	(8)
Societe Generale	—	—	—	—	594	—	—	—	594	(594)	—	(594)
Standard Chartered	—	415	—	415	1,982	—	—	—	1,982	(1,567)	—	(1,567)

Total Over the Counter	$ 938	$ 415	$ 576	$ 1,929	$ 3,235	$ —	$ —	$ —	$ 3,235

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Multi-Strategy Alternative	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ 13	$ —	$ —	$ 13	$ —	$ —	$ —	$ —	$ —	$ 13	$ —	$ 13
Citibank	—	—	—	—	—	—	—	—	—	—	2,533	2,533
Credit Suisse First Boston	—	—	—	—	12	—	—	—	12	(12)	—	(12)
Merrill Lynch	8	—	—	8	5	—	—	—	5	3	—	3
Morgan Stanley	59	—	142	201	141	—	—	—	141	60	750	810

Total Over the Counter	$ 80	$ —	$ 142	$ 222	$ 158	$ —	$ —	$ —	$ 158

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Multi-Asset Accumulation	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ —	$ —	$ 1,751	$ 1,751	$ —	$ —	$ 1,061	$ —	$ 1,061	$ 690	$ —	$ 690
BoA Merrill Lynch	—	—	74	74	—	—	851	—	851	(777)	—	(777)
Brown Brothers Harriman	—	—	—	—	120	—	—	—	120	(120)	—	(120)
Citibank	—	—	117	117	—	—	65	—	65	52	—	52
Citigroup	3,247	—	240	3,487	2,697	—	470	—	3,167	320	—	320
Deutsche Bank	—	—	303	303	—	—	540	—	540	(237)	—	(237)

330	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
Multi-Asset	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Accumulation	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

JPMorgan Chase Bank	—	—	—	—	—	—	1,218	—	1,218	(1,218)	7,738	6,520
State Street	—	—	—	—	440	—	—	—	440	(440)	—	(440)
U.S. Bancorp	165	—	—	165	136	—	—	—	136	29	—	29

Total Over the Counter	$ 3,412	$ —	$ 2,485	$ 5,897	$ 3,393	$ —	$ 4,205	$ —	$ 7,598

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
Multi-Asset	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Income	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ 46	$ —	$ 30,414	$ 30,460	$ 3	$ —	$ 30,573	$ —	$ 30,576	$ (116)	$ 981	$ 865
Barclays PLC	118	—	—	118	—	—	—	—	—	118	—	118
Brown Brothers Harriman	43	—	—	43	—	—	—	—	—	43	—	43
Goldman Sachs	—	—	27,909	27,909	—	—	27,989	—	27,989	(80)	—	(80)
JPMorgan Chase Bank	31	—	—	31	—	—	—	—	—	31	—	31

Total Over the Counter	$ 238	$ —	$ 58,323	$ 58,561	$ 3	$ —	$ 58,562	$ —	$ 58,565

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset	Forward	Purchased			Forward	Written				Net Market
Inflation	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Managed	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ —	$ —	$ 22	$ 22	$ —	$ —	$ —	$ —	$ —	$ 22	$ —	$ 22
Barclays PLC	14	—	—	14	1,236	—	—	—	1,236	(1,222)	—	(1,222)
BNP Paribas	—	—	—	—	78	—	—	—	78	(78)	—	(78)
BoA Merill Lynch	—	—	—	—	—	—	—	31,999	31,999	(31,999)	32,011	12
Brown Brothers Harriman	12	—	—	12	—	—	—	—	—	12	—	12
Chase Securities	—	—	—	—	—	—	—	212,324	212,324	(212,324)	—	(212,324)
Citibank	—	—	—	—	—	—	76	—	76	(76)	—	(76)
Citigroup	23	—	—	23	—	—	—	—	—	23	—	23
Deutsche Bank AG London	—	—	—	—	—	—	192	—	192	(192)	—	(192)
Goldman Sachs International	—	—	—	—	550	—	214	—	764	(764)	—	(764)
JPMorgan Chase Bank	—	—	—	—	78	—	678	—	756	(756)	212,864	212,108
HSBC	30	—	—	30	—	—	—	—	—	30	—	30
Standard Chartered	178	—	—	178	21	—	—	—	21	157	—	157

Total Over the Counter	$ 257	$ —	$ 22	$ 279	$ 1,963	$ —	$ 1,160	$ 244,323	$ 247,446

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset	Forward	Purchased			Forward	Written				Net Market
Capital	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Stability	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ 39	$ —	$ —	$ 39	$ 19	$ —	$ —	$ —	$ 19	$ 20	$ —	$ 20
Barclays PLC	21	—	—	21	175	—	—	—	175	(154)	—	(154)
BNP Paribas	54	—	—	54	61	—	—	—	61	(7)	—	(7)
Brown Brothers Harriman	28	—	—	28	110	—	—	—	110	(82)	—	(82)
Citigroup	539	—	—	539	485	—	—	—	485	54	—	54
Deutsche Bank	1	—	—	1	48	—	—	—	48	(47)	—	(47)
Goldman Sachs	58	—	—	58	7	—	—	—	7	51	—	51
HSBC	7	—	—	7	3	—	—	—	3	4	—	4
JPMorgan Chase Bank	58	—	—	58	181	—	—	—	181	(123)	—	(123)
Montgomery/Bank of America	3	—	—	3	2	—	—	—	2	1	—	1

SEI Institutional Managed Trust / Annual Report / September 30, 2016	331

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Morgan Stanley	75	—	—	75	64	—	—	—	64	11	—	11
Nomura Securities International	21	—	—	21	38	—	—	—	38	(17)	—	(17)
Royal Bank of Scotland	161	—	—	161	133	—	—	—	133	28	—	28
Standard Chartered	58	—	—	58	24	—	—	—	24	34	—	34

Total Over the Counter	$ 1,123	$—	$—	$1,123	$1,350	$—	$—	$—	$1,350

(1)

Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

Written Options transactions entered into during the year ended September 30, 2016 are summarized as follows:

Core Fixed Income Fund	Number of Contracts	Premium ($ Thousands)

Balance at the beginning of year	1,132	$ 412
Written	4,959	1,686
Expired	(3,344)	(980)
Closing buys	(1,857)	(650)

Balance at the end of year	890	$ 468

U.S. Fixed Income Fund	Number of Contracts	Premium ($ Thousands)

Balance at the beginning of year	396	$ 142
Written	1,792	619
Expired	(1,153)	(341)
Closing buys	(685)	(236)

Balance at the end of year	350	$ 184

Multi-Strategy Alternative Fund	Number of Contracts	Premium ($ Thousands)

Balance at the beginning of year	–	$ –
Written	8,201	3,240
Exercised	(65)	(6)
Expired	(516)	(39)
Closing buys	(7,433)	(3,078)

Balance at the end of year	187	$ 117

Multi-Asset Income Fund	Number of Contracts	Premium ($ Thousands)

Balance at the beginning of year	2,815	$ 1,870
Written	4,476	16,998
Expired	(2,468)	(354)
Closing buys	(4,389)	(16,714)

Balance at the end of year	434	$ 1,800

Multi-Asset Capital Stability Fund	Number of Contracts	Premium ($ Thousands)

Balance at the beginning of year	1,929	$ 362
Written	89,147,486	902
Expired	(52,516,863)	(867)
Closing buys	(790)	(125)

Balance at the end of year	36,631,762	$ 272

Written Swaptions transactions entered into during the year ended September 30, 2016 are summarized as follows:

Core Fixed Income Fund	Notional Amount ($ Thousands)	Premium ($ Thousands)

Balance at the beginning of year	$ 13,905	$ 360
Closing buys	(13,905)	(360)

Balance at the end of year	$ –	$ –

At September 30, 2016 the Funds had cash and/or securities at least equal to the value of written options/ written swaptions.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The consolidated Schedules of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Statement of Cash Flows, and the Financial Highlights of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

332	SEI Institutional Managed Trust / Annual Report / September 30, 2016

The Multi-Asset Accumulation Fund and Multi-Asset

Inflation Managed Fund may each invest up to 25% of

their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2016 ($ Thousands)	% of Total Net Assets at September 30, 2016

Accumulation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	$ 377,829	16.6%
Inflation Commodity Strategy Subsidiary Ltd.	April 9, 2012	217,407	20.1%

Gains and losses attributed to the Funds’ investments in

Subsidiaries are as follows:

	Accumulation Commodity Strategy, Ltd. ($ Thousands)	Inflation Commodity Strategy Subsidiary, Ltd. ($ Thousands)

Investment Income:
Investment Income	$1,235	$605
Net Realized Gain (Loss) on:
Investments	640	227
Futures Contracts	7,924	(1,420)
Swap Contracts	(6,165)	—
Purchased Options	—	(374)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	794	48
Futures Contracts	2,313	5,972
Swap Contracts	764	—
Purchased Options	—	11

Total gains and losses attributed to the Funds’ investment in Subsidiaries	$7,505	$5,069

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. “SIDCo.” is the Distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class A and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class A and Class I Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The waivers by the Funds’ Adviser, Administrator and/ or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	333

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees	Administration Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation

Large Cap Fund
Class A	0.3900%	0.30%	0.25%	—	0.89%
Class Y	0.3900%	0.30%	—	—	0.64%
Large Cap Value Fund
Class A	0.3500%	0.30%	0.25%	—	0.89%
Class I	0.3500%	0.30%	0.25%	0.25%	1.11%
Class Y	0.3500%	0.30%	—	—	0.64%
Large Cap Growth Fund
Class A	0.4000%	0.30%	0.25%	—	0.89%
Class I	0.4000%	0.30%	0.25%	0.25%	1.11%
Class Y	0.4000%	0.30%	—	—	0.64%
Tax-Managed Large Cap Fund
Class A	0.4000%	0.30%	0.25%	—	0.89%
Class Y	0.4000%	0.30%	—	—	0.64%
S&P 500 Index Fund
Class A	0.0300%	0.22%	0.25%	—	0.43%
Class E	0.0300%	0.22%	—	—	0.25%
Class I	0.0300%	0.22%	0.25%	0.25%	0.65%
Class Y	0.0300%	0.22%	—	—	0.25%
Small Cap Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Class Y	0.6500%	0.30%	—	—	0.89%
Small Cap Value Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Class Y	0.6500%	0.30%	—	—	0.89%
Small Cap Growth Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Class Y	0.6500%	0.30%	—	—	0.86%
Tax-Managed Small/Mid Cap Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Class Y	0.6500%	0.30%	—	—	0.89%
Mid-Cap Fund
Class A	0.4000%	0.30%	0.25%	—	0.98%
Class I	0.4000%	0.30%	0.25%	0.25%	1.20%
Class Y	0.4000%	0.30%	—	—	0.73%
U.S. Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.00%
Class I	0.6500%	0.30%	0.25%	0.25%	1.25%
Class Y	0.6500%	0.30%	—	—	0.75%
Global Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Class Y	0.6500%	0.30%	—	—	0.86%
Tax-Managed Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.00%
Class Y	0.6500%	0.30%	—	—	0.81%
Real Estate Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Class Y	0.6500%	0.30%	—	—	0.89%
Enhanced Income Fund
Class A	0.4000%	0.30%	0.25%	—	0.60%
Class I	0.4000%	0.30%	0.25%	0.25%	0.85%
Class Y	0.4000%	0.30%	—	—	0.46%

334	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Advisory Fees	Administration Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation

Core Fixed Income Fund
Class A	0.2750%	0.28%	0.25%	—	0.67%
Class I	0.2750%	0.28%	0.25%	0.25%	0.89%
Class Y	0.2750%	0.28%	—	—	0.42%
U.S. Fixed Income Fund
Class A	0.2750%	0.28%	0.25%	—	0.66%
Class Y	0.2750%	0.28%	—	—	0.41%
High Yield Bond Fund
Class A	0.4875%	0.30%	0.25%	—	0.89%
Class I	0.4875%	0.30%	0.25%	0.25%	1.11%
Class Y	0.4875%	0.30%	—	—	0.64%
Conservative Income Fund
Class A	0.1000%	0.20%	0.25%	—	0.30%
Class Y	0.1000%	0.20%	—	—	0.20%
Tax-Free Conservative Income Fund
Class A	0.1000%	0.20%	0.25%	—	0.30%
Class Y	0.1000%	0.20%	—	—	0.20%
Real Return Fund
Class A	0.2200%	0.30%	0.25%	—	0.45%
Class Y	0.2200%	0.30%	—	—	0.35%
Dynamic Asset Allocation Fund
Class A	0.6000%	0.30%	0.25%	—	0.75%
Class Y	0.6000%	0.30%	—	—	0.50%
Multi-Strategy Alternative Fund
Class A	1.5000%	0.30%	0.25%	—	0.99%*
Class Y	1.5000%	0.30%	—	—	0.74%*
Multi-Asset Accumulation Fund
Class A	0.7500%	0.30%	0.25%	—	1.17%
Class Y	0.7500%	0.30%	—	—	0.92%
Multi-Asset Income Fund
Class A	0.6000%	0.30%	0.25%	—	0.80%
Class Y	0.6000%	0.30%	—	—	0.70%
Multi-Asset Inflation Managed Fund
Class A	0.5500%	0.30%	0.25%	—	0.95%
Class Y	0.5500%	0.30%	—	—	0.76%
Multi-Asset Capital Stability Fund
Class A	0.4000%	0.30%	0.25%	—	0.62%
Class Y	0.4000%	0.30%	—	—	0.52%
Long/Short Alternative Fund
Class A	0.8000%	0.30%	0.25%	—	1.14%
Class Y	0.8000%	0.30%	—	—	0.91%

* Voluntary expense limitations in effect as of June 10, 2016. Prior to June 10, 2016, the voluntary expense limitations were 0.91% for Class A and 0.66% for Class Y. Prior to May 3, 2016, the voluntary expense limitations were 0.81% for Class A and 0.56% for Class Y. Prior to December 31, 2016, the voluntary expense limitations were 0.61% for Class A and 0.36% for Class Y.

As of September 30, 2016, SIMC has entered into investment sub-advisory agreements with the following unaffiliated parties:

Investment Sub-Adviser

Large Cap Fund
AQR Capital Management, LLC
BlackRock Investment Management, LLC
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
Jackson Square Partners, LLC
LSV Asset Management
Parametric Portfolio Associates LLC
Snow Capital Management, L.P.
Large Cap Value Fund
AQR Capital Management, LLC

Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
LSV Asset Management
Parametric Portfolio Associates LLC
Snow Capital Management, L.P.
Large Cap Growth Fund
BlackRock Investment Management, LLC
Jackson Square Partners, LLC
Parametric Portfolio Associates LLC
Tax-Managed Large Cap Fund
AQR Capital Management, LLC
BlackRock Investment Management, LLC
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
Jackson Square Partners, LLC

SEI Institutional Managed Trust / Annual Report / September 30, 2016	335

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

LSV Asset Management

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

S&P 500 Index Fund

SSgA Funds Management, Inc.

Small Cap Fund

AllianceBernstein, L.P.

AQR Capital Management, LLC

EAM Investors, LLC

Falcon Point Capital, LLC

Mesirow Financial Investment Management, Inc.

Parametric Portfolio Associates LLC

Robeco Investment Management, Inc.

Snow Capital Management L.P.

Small Cap Value Fund

AQR Capital Management, LLC

Cardinal Capital Management, L.L.C.

Mesirow Financial Investment Management, Inc.

LSV Asset Management

Parametric Portfolio Associates LLC

Robeco Investment Management, Inc.

Snow Capital Management, L.P.

Small Cap Growth Fund

AllianceBernstein, L.P.

Arrowpoint Asset Management, LLC

Axiom International Investors LLC

EAM Investors LLC

FalconPoint Capital, LLC

Parametric Portfolio Associates LLC

Tax-Managed Small/Mid Cap Fund

AllianceBernstein, L.P.

AQR Capital Management, LLC

Cardinal Capital Management, L.L.C.

Castle Ark Management, LLC

Mesirow Financial Investment Management, Inc.

Parametric Portfolio Associates LLC

Snow Capital Management L.P.

Mid-Cap Fund

Quantitative Management Associates LLC

U.S. Managed Volatility Fund

AJO, L.P.

Analytic Investors, LLC

LSV Asset Management

Global Managed Volatility Fund

Acadian Asset Management LLC

Analytic Investors, LLC

Tax-Managed Managed Volatility Fund

AJO, L.P.

Analytic Investors LLC

LSV Asset Management

Parametric Portfolio Associates LLC

Real Estate Fund

CenterSquare Investment Management Inc.

Security Capital Research and Management

Incorporated

Enhanced Income Fund

Ares Management LLC

Wellington Management Company, LLP

Core Fixed Income Fund

Jennison Associates LLC

Metropolitan West Asset Management LLC

Wells Capital Management Incorporated

Western Asset Management Company

Western Asset Management Company Limited

U.S. Fixed Income Fund

Jennison Associates LLC

Metropolitan West Asset Management LLC

Wells Capital Management Incorporated

Western Asset Management Company

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management LLC

Benefit Street Partners, LLC

Brigade Capital Management, LLC

J.P. Morgan Investment Management, Inc.

Conservative Income Fund

BlackRock Advisors, LLC

Tax-Free Conservative Income Fund

BlackRock Advisors, LLC

Dynamic Asset Allocation Fund

SSgA Funds Management, Inc.

Multi-Strategy Alternative Fund

Acadian Asset Management LLC

Emso Partners Limited Management, LLC

Kettle Hill Capital Management LLC

Mountaineer Partners Management, LLC

Ramius Advisors, LLC

Multi-Asset Accumulation Fund

AQR Capital Management, LLC

PanAgora Asset Management Inc.

Multi-Asset Income Fund

Goldman Sachs Asset Management, LP

Guggenheim Partners Investment Management,

SSgA Funds Management Inc.

Multi-Asset Inflation Managed Fund

AllianceBernstein, L.P.

QS Investors, LLC

Multi-Asset Capital Stability Fund

AllianceBernstein, L.P.

Long/Short Alternative Fund

Beachhead Capital Management, LLC

Under the investment sub-advisory agreements, each

sub-adviser receives an annual fee paid by SIMC.

Other — The Distribution Agreement between the

Distributor and the Trust provides that the Distributor

may receive compensation on fund transactions

effected for the Trust in accordance with the rules

of the Securities and Exchange Commission (“SEC”).

336	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2016 were as follows ($ Thousands):

Small Cap Value Fund	$5
Real Estate Fund	14

$19

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

LSV Asset Management (a partially owned indirect subsidiary of SEI Investment Co.) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2016 were as follows ($ Thousands):

Large Cap Fund	$326
Large Cap Value Fund	298
Tax-Managed Large Cap Fund	481
Small Cap Value Fund	332
U.S. Managed Volatility Fund	1,413
Tax-Managed Managed Volatility Fund	1,117

$3,967

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2016, can be found on the Statements of Operations and Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, and prior to July 22, 2016, the SEI Daily Income Trust Prime Obligation Fund, which closed operations, each an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

The following is a summary of the transactions with affiliates for the year ended September 30, 2016 ($ Thousands):

SEI Liquidity Fund, L.P.	Value 9/30/15	Purchases at Cost	Proceeds from Sales	Value 9/30/16	Dividend Income

Large Cap Fund	$36,418	$2,374,202	$(2,149,069)	$261,551	$469
Large Cap Value Fund	33,726	347,707	(331,726)	49,707	244
Large Cap Growth Fund	5,199	136,426	(137,581)	4,044	36
Tax-Managed Large Cap Fund	41,280	575,675	(505,038)	111,917	926
S&P 500 Index Fund	1,328	32,900	(31,056)	3,172	30
Small Cap Fund	30,125	236,310	(214,083)	52,352	800
Small Cap Value Fund	16,899	336,325	(249,211)	104,013	454
Small Cap Growth Fund	25,078	180,213	(174,130)	31,161	854
Tax-Managed Small/ Mid Cap Fund	251,945	642,496	(713,733)	180,708	1,125
Mid-Cap Fund	—	95,197	(89,483)	5,714	19
Real Estate Fund	—	12,502	(11,478)	1,024	3
Core Fixed Income Fund	3,456	580,593	(570,029)	14,020	167
U.S. Fixed Income Fund	—	284,162	(283,533)	629	25
High Yield Fund	6	—	—	6	—

SDIT Prime Obligation Fund, Cl A	Value 9/30/15	Purchases at Cost	Proceeds from Sales	Value 9/30/16	Dividend Income

Large Cap Fund	$189,621	$327,256	$(516,877)	$—	$127
Large Cap Value Fund	71,835	232,456	(304,291)	—	67
Large Cap Growth Fund	78,356	330,288	(408,644)	—	76
Tax-Managed Large Cap Fund	188,812	573,037	(761,849)	—	206
S&P 500 Index Fund	9,086	119,057	(128,143)	—	14
Small Cap Fund	40,025	186,625	(226,650)	—	51
Small Cap Value Fund	14,504	168,261	(182,765)	—	26
Small Cap Growth Fund	20,247	86,822	(107,069)	—	20
Tax-Managed Small/ Mid Cap Fund	31,840	110,188	(142,028)	—	46
Mid-Cap Fund	4,774	52,830	(57,604)	—	6
U.S. Managed Volatility Fund	26,035	323,168	(349,203)	—	76
Global Managed Volatility Fund	108,089	512,658	(620,747)	—	155
Tax-Managed Managed Volatility Fund	27,260	325,141	(352,401)	—	61
Real Estate Fund	6,435	59,389	(65,824)	—	11
Enhanced Income Fund	5,674	13,457	(19,131)	—	8
Core Fixed Income Fund	85,704	880,438	(966,142)	—	98
U.S. Fixed Income Fund	55,864	726,692	(782,556)	—	81

SEI Institutional Managed Trust / Annual Report / September 30, 2016	337

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

SDIT Prime Obligation Fund, Cl A	Value 9/30/15	Purchases at Cost	Proceeds from Sales	Value 9/30/16	Dividend Income

High Yield Fund	$60,505	$510,087	$(570,592)	$—	$96
Real Return Fund	227	29,118	(29,345)	—	3
Multi-Strategy Alternative Fund	22,920	582,431	(605,351)	—	139
Multi-Asset Accumulation Fund	765,254	1,169	(766,423)	—	1,218

SDIT Government Fund, Cl A	Value 9/30/15	Purchases at Cost	Proceeds from Sales	Value 9/30/16	Dividend Income

Large Cap Fund	$—	$279,580	$(130,465)	$149,115	$74
Large Cap Value Fund	—	141,610	(94,406)	47,204	23
Large Cap Growth Fund	—	189,183	(126,557)	62,626	30
Tax-Managed Large Cap Fund	—	339,429	(117,047)	222,382	108
S&P 500 Index Fund	—	43,339	(28,198)	15,141	8
Small Cap Fund	—	74,009	(38,234)	35,775	18
Small Cap Value Fund	—	49,002	(31,302)	17,700	10
Small Cap Growth Fund	—	42,174	(29,773)	12,401	8
Tax-Managed Small/Mid Cap Fund	—	75,674	(41,985)	33,689	19
Mid-Cap Fund	—	16,492	(14,303)	2,189	2
U.S. Managed Volatility Fund	—	165,229	(126,111)	39,118	21
Global Managed Volatility Fund	—	188,686	(105,215)	83,471	52
Tax-Managed Managed Volatility Fund	—	134,582	(100,510)	34,072	20
Real Estate Fund	—	25,519	(17,997)	7,522	3
Enhanced Income Fund	—	11,824	(6,703)	5,121	3
Core Fixed Income Fund	—	408,484	(352,068)	56,416	24
U.S. Fixed Income Fund	—	262,865	(234,120)	28,745	15
High Yield Fund	—	325,837	(274,763)	51,074	41
Conservative Income Fund	—	33,757	(33,706)	51	2
Real Return Fund	—	14,577	(9,121)	5,456	2
Multi-Strategy Alternative Fund	—	183,223	(88,891)	94,332	36

SEI Institutional Managed Trust Long/Short Alternative Fund	Purchases at Cost	Proceeds from Sales	Value 9/30/16	Change in Unrealized Depreciation	Dividend Income

Multi-Strategy Alternative Fund	$—	$—	$41,767	$(596)	$—

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2016, the Trust borrowed funds from the SEI Liquid Asset Trust, Prime Obligation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate

Mid-Cap Fund	01/21/16	01/22/16	$6,750	$–	0.49%
Mid-Cap Fund	01/22/16	01/25/16	6,750	–	0.48

Amounts designated as “—” are $0 or have been rounded to $0.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the years ended September 30,

	Large Cap Fund(2)		Large Cap Value Fund(7)		Large Cap Growth Fund(7)		Tax-Managed Large Cap Fund(2) (4)

	2016	2015	2016	2015	2016	2015	2016	2015

Class A:
Shares Issued	45,905	52,908	8,504	6,976	7,211	5,116	34,379	34,115
Shares Issued in Lieu of Dividends and Distributions	29,281	13,912	8,742	4,360	8,025	3,377	1,372	872
Shares Redeemed	(77,979)	(55,593)	(14,097)	(12,596)	(12,209)	(9,579)	(31,139)	(31,607)

Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(2,793)	11,227	3,149	(1,260)	3,027	(1,086)	4,612	3,380

Class I:

338	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Large Cap Fund(2)			Large Cap Value Fund(7)		Large Cap Growth Fund(7)		Tax-Managed Large Cap Fund(2) (4)

	2016	2015		2016	2015	2016	2015	2016		2015

Shares Issued	N/A	N/A		92	44	55	33	N/A		N/A
Shares Issued in Lieu of Dividends and Distributions	N/A	N/A		36	24	22	13	N/A		N/A
Shares Redeemed	N/A	N/A		(172)	(102)	(88)	(88)	N/A		N/A

Total Decrease in Net Assets Derived from Class I Transactions	N/A	N/A		(44)	(34)	(11)	(42)	N/A		N/A

Class T:
Shares Issued	N/A	N/A		N/A	N/A	N/A	N/A	—		–
Shares Issued in Lieu of Dividends and Distributions	N/A	N/A		N/A	N/A	N/A	N/A	—		–
Shares Redeemed	N/A	N/A		N/A	N/A	N/A	N/A	—		(23)

Total Decrease in Net Assets Derived from Class T Transactions	N/A	N/A		N/A	N/A	N/A	N/A	—		(23)

Class Y:
Shares Issued	3,136	16,678		1,078	–	719	–	3,695		7,528
Shares Issued in Lieu of Dividends and Distributions	2,264	79		10	–	1	–	94		34
Shares Redeemed	(3,671)	(5,369)		(50)	–	(33)	–	(1,024)		(779)

Total Increase in Net Assets Derived from Class Y Transactions	1,729	11,388		1,038	–	687	–	2,765		6,783

Increase (Decrease) in Share Transactions	(1,065)	22,615		4,143	(1,294)	3,702	(1,128)	7,377		10,140

	S&P 500 Index Fund(7)			Small Cap Fund(2)		Small Cap Value Fund(7)		Small Cap Growth Fund(7)

	2016	2015		2016	2015	2016	2015	2016		2015

Class A:
Shares Issued	2,107	2,154		13,639	12,620	4,091	2,087	1,411		1,639
Shares Issued in Lieu of Dividends and Distributions	132	792		4,272	2,773	1,136	1,284	—		—
Shares Redeemed	(3,158)	(2,216)		(11,802)	(11,240)	(5,149)	(3,156)	(2,824)		(2,348)

Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(919)	730		6,109	4,153	78	215	(1,413)		(709)

Class E:
Shares Issued	642	792		N/A	N/A	N/A	N/A	N/A		N/A
Shares Issued in Lieu of Dividends and Distributions	88	2,330		N/A	N/A	N/A	N/A	N/A		N/A
Shares Redeemed	(676)	(36,856	)(1)	N/A	N/A	N/A	N/A	N/A		N/A

Total Increase (Decrease) in Net Assets Derived from Class E Transactions	54	(33,734)		N/A	N/A	N/A	N/A	N/A		N/A

Class I:
Shares Issued	103	52		N/A	N/A	65	34	44		35
Shares Issued in Lieu of Dividends and Distributions	1	9		N/A	N/A	8	14	—		—
Shares Redeemed	(147)	(47)		N/A	N/A	(117)	(51)	(71)		(45)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(43)	14		N/A	N/A	(44)	(3)	(27)		(10)

Class Y:
Shares Issued	23	–		1,277	3,161	331	–	261		–
Shares Issued in Lieu of Dividends and Distributions	—	–		305	—	1	–	—		–
Shares Redeemed	(8)	–		(1,066)	(429)	(15)	–	(11)		–

Total Increase in Net Assets Derived from Class Y Transactions	15	–		516	2,732	317	–	250		–

Increase (Decrease) in Share Transactions	(893)	(32,990)		6,625	6,885	351	212	(1,190)		(719)

	Tax-Managed Small/Mid Cap Fund(2)			Mid-Cap Fund(7)		U.S. Managed Volatility Fund(2)		Global Managed Volatility Fund(2)

	2016	2015		2016	2015	2016	2015	2016		2015

Class A:
Shares Issued	7,880	7,830		1,997	2,089	29,644	20,272	61,728		76,701
Shares Issued in Lieu of Dividends and Distributions	95	319		617	293	3,601	6,453	13,170		17,258
Shares Redeemed	(7,696)	(7,033)		(2,702)	(2,040)	(26,236)	(24,866)	(140,761	) *	(45,201)

Total Increase (Decrease) in Net Assets Derived from Class A Transactions	279	1,116		(88)	342	7,009	1,859	(65,863)		48,758

Class I:
Shares Issued	N/A	N/A		4	8	34	70	158		32
Shares Issued in Lieu of Dividends and Distributions	N/A	N/A		6	3	6	12	8		11
Shares Redeemed	N/A	N/A		(9)	(18)	(18)	(64)	(46)		(13)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	N/A	N/A		1	(7)	22	18	120		30

Class Y:
Shares Issued	1,207	1,823		24	–	11,471	28,155	5,869		9,804
Shares Issued in Lieu of Dividends and Distributions	11	1		—	–	1,680	184	549		—
Shares Redeemed	(332)	(224)		(4)	–	(8,772)	(4,180)	(6,262)		(1,093)

Total Increase in Net Assets Derived from Class Y Transactions	886	1,600		20	–	4,379	24,159	156		8,711

Increase (Decrease) in Share Transactions	1,165	2,716		(67)	335	11,410	26,036	(65,587)		57,499

SEI Institutional Managed Trust / Annual Report / September 30, 2016	339

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

	Tax-Managed Managed Volatility Fund(6)		Real Estate Fund(2)		Enhanced Income Fund(2)		Core Fixed Income Fund(9)

	2016	2015	2016	2015	2016	2015	2016	2015

Class A:
Shares Issued	29,839	20,888	2,811	3,021	8,644	10,582	32,257	32,646
Shares Issued in Lieu of Dividends and Distributions	3,286	3,723	749	674	450	427	5,497	3,816
Shares Redeemed	(19,159)	(13,858)	(5,318)	(6,249)	(10,461)	(15,851)	(41,340)	(34,049)

Total Increase (Decrease) in Net Assets Derived from Class A Transactions	13,966	10,753	(1,758)	(2,554)	(1,367)	(4,842)	(3,586)	2,413

Class I:
Shares Issued	N/A	N/A	3	3	7	9	623	440
Shares Issued in Lieu of Dividends and Distributions	N/A	N/A	3	2	1	1	16	13
Shares Redeemed	N/A	N/A	(12)	(2)	(5)	(29)	(934)	(277)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	N/A	N/A	(6)	3	3	(19)	(295)	176

Class Y:
Shares Issued	2,723	23	1,166	1,256	1,298	4,658	4,234	2,036
Shares Issued in Lieu of Dividends and Distributions	17	—	121	28	44	48	133	9
Shares Redeemed	(252)	—	(432)	(251)	(538)	(3,196)	(315)	(41)

Total Increase in Net Assets Derived from Class Y Transactions	2,488	23	855	1,033	804	1,510	4,052	2,004

Increase (Decrease) in Share Transactions	16,454	10,776	(909)	(1,518)	(560)	(3,351)	171	4,593

	U.S. Fixed Income Fund(2)		High Yield Bond Fund(2)		Conservative Income Fund(8)	Tax-Free Conservative Income Fund(8)	Real Return Fund(2)

	2016	2015	2016	2015	2016	2016	2016	2015

Class A:
Shares Issued	32,888	31,167	81,751	77,938	7,971	3,462	10,142	9,026
Shares Issued in Lieu of Dividends and Distributions	2,706	1,924	15,362	11,990	—	—	—	30
Shares Redeemed	(28,955)	(32,075)	(76,133)	(90,628)	(470)	(366)	(8,049)	(10,681)

Total Increase (Decrease) in Net Assets Derived from Class A Transactions	6,639	1,016	20,980	(700)	7,501	3,096	2,093	(1,625)

Class I:
Shares Issued	N/A	N/A	2,636	4,129	N/A	N/A	N/A	N/A
Shares Issued in Lieu of Dividends and Distributions	N/A	N/A	39	48	N/A	N/A	N/A	N/A
Shares Redeemed	N/A	N/A	(2,670)	(4,533)	N/A	N/A	N/A	N/A

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	N/A	N/A	5	(356)	N/A	N/A	N/A	N/A

Class Y:
Shares Issued	2,711	9,745	11,136	22,731	3,361	1,391	1,160	2,926
Shares Issued in Lieu of Dividends and Distributions	279	151	1,951	879	4	2	—	—
Shares Redeemed	(2,383)	(1,319)	(5,825)	(3,168)	(1,685)	—	(897)	(354)

Total Increase in Net Assets Derived from Class Y Transactions	607	8,577	7,262	20,442	1,680	1,393	263	2,572

Increase (Decrease) in Share Transactions	7,246	9,593	28,247	19,386	9,181	4,489	2,356	947

	Dynamic Asset Allocation Fund(3)		Multi-Strategy Alternative Fund(6)		Multi-Asset Accumulation Fund(2)		Multi-Asset Income Fund(2)

	2016	2015	2016	2015	2016	2015	2016	2015

Class A:
Shares Issued	55,755	2,513	18,039	16,684	57,375	64,416	21,092	21,108
Shares Issued in Lieu of Dividends and Distributions	146	—	1,326	711	5,289	15,763	2,952	2,042
Shares Redeemed	(10,242)	(145)	(15,036)	(11,970)	(50,537)	(62,211)	(21,922)	(15,220)

Total Increase in Net Assets Derived from Class A Transactions	45,659	2,368	4,329	5,425	12,127	17,968	2,122	7,930

Class Y:
Shares Issued	658	5,455	539	2	2,864	22,926	6,970	3,525
Shares Issued in Lieu of Dividends and Distributions	21	—	—	—	620	—	393	109
Shares Redeemed	(1,227)	(149)	(401)	—	(5,075)	(1,744)	(1,263)	(457)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(548)	5,306	138	2	(1,591)	21,182	6,100	3,177

Increase (Decrease) in Share Transactions	45,111	7,674	4,467	5,427	10,536	39,150	8,222	11,107

340	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Multi-Asset Inflation Managed Fund(2)		Multi-Asset Capital Stability Fund(2)		Long/Short Alternative Fund(5)(6)

	2016	2015	2016	2015	2016	2015

Class A:
Shares Issued	36,085	36,915	25,115	20,564	—	3,625
Shares Issued in Lieu of Dividends and Distributions	463	—	531	865	—	—
Shares Redeemed	(29,602)	(29,661)	(16,702)	(18,288)	—	(3,623)

Total Increase in Net Assets Derived from Class A Transactions	6,946	7,254	8,944	3,141	—	2

Class Y:
Shares Issued	2,485	10,575	1,248	5,752	—	4,258
Shares Issued in Lieu of Dividends and Distributions	69	—	58	—	—	—
Shares Redeemed	(1,931)	(1,080)	(1,245)	(745)	—	—

Total Increase in Net Assets Derived from Class Y Transactions	623	9,495	61	5,007	—	4,258

Increase (Decrease) in Share Transactions	7,569	16,749	9,005	8,148	—	4,260

(1) Includes redemptions as a result of affiliated and in-kind transactions (See Notes 6 and 13).

(2) Class Y commenced operations on December 31, 2014.

(3) Commenced operations on July 30, 2015.

(4) Class T closed on December 30, 2014.

(5) Commenced operations on December 19, 2014.

(6) Class Y commenced operations on April 30, 2015.

(7) Class Y commenced operations on October 30, 2015.

(8) Commenced operations on April 22, 2016.

(9) Class Y commenced operations on June 30, 2015.

* Includes redemptions as a result of in-kind transactions (See Note 13).

N/A — Not applicable.

Amounts designated as “—” are zero or have been rounded to zero.

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2016, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Large Cap Fund
Purchases	$ —	$ 1,543,316	$ 1,543,316
Sales	—	1,934,947	1,934,947
Large Cap Value Fund
Purchases	—	891,363	891,363
Sales	—	950,822	950,822
Large Cap Growth Fund
Purchases	—	1,303,037	1,303,037
Sales	—	1,415,734	1,415,734
Tax-Managed Large Cap Fund
Purchases	—	3,048,883	3,048,883
Sales	—	2,915,961	2,915,961
S&P 500 Index Fund
Purchases	—	65,039	65,039
Sales	—	123,967	123,967
Small Cap Fund
Purchases	—	574,333	574,333
Sales	—	547,380	547,380
Small Cap Value Fund
Purchases	—	307,855	307,855
Sales	—	325,986	325,986
Small Cap Growth Fund
Purchases	—	369,615	369,615
Sales	—	393,835	393,835

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Tax-Managed Small/Mid Cap Fund
Purchases	$ —	$ 684,211	$ 684,211
Sales	—	659,682	659,682
Mid-Cap Fund
Purchases	—	98,683	98,683
Sales	—	110,954	110,954
U.S. Managed Volatility Fund
Purchases	—	745,763	745,763
Sales	—	627,027	627,027
Global Managed Volatility Fund
Purchases	—	1,283,946	1,283,946
Sales	—	1,911,666(1)	1,911,666
Tax-Managed Managed Volatility Fund
Purchases	—	522,657	522,657
Sales	—	329,658	329,658
Real Estate Fund
Purchases	—	167,801	167,801
Sales	—	195,340	195,340
Enhanced Income Fund
Purchases	43,050	42,704	85,754
Sales	51,120	40,155	91,275
Core Fixed Income Fund
Purchases	6,053,273	697,290	6,750,563
Sales	6,024,537	753,119	6,777,656
U.S. Fixed Income Fund
Purchases	4,208,382	685,238	4,893,620
Sales	4,173,095	657,581	4,830,676
High Yield Bond Fund
Purchases	—	972,560	972,560
Sales	—	822,196	822,196

SEI Institutional Managed Trust / Annual Report / September 30, 2016	341

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Conservative Income Fund
Purchases	$—	$—	$ —
Sales	—	—	—
Tax-Free Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—
Real Return Fund
Purchases	136,512	—	136,512
Sales	113,302	—	113,302
Dynamic Asset Allocation Fund
Purchases	—	443,097	443,097
Sales	—	32,480	32,480
Multi-Strategy Alternative Fund
Purchases	5,205	692,225	697,430
Sales	4,691	730,087	734,778
Multi-Asset Accumulation Fund
Purchases	329,789	385,859	715,648
Sales	212,260	215,804	428,064
Multi-Asset Income Fund
Purchases	73,748	286,582	360,330
Sales	51,078	230,155	281,233
Multi-Asset Inflation Managed Fund
Purchases	290,496	490,275	780,771
Sales	272,766	500,645	773,411
Multi-Asset Capital Stability Fund
Purchases	302,617	34,308	336,925
Sales	255,403	38,582	293,985
Long/Short Alternative Fund
Purchases	—	1,415	1,415
Sales	—	1,438	1,438

(1) Includes 17a-7 related party transactions of $843,072 ($ Thousands).

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income.” If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2016, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2015. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2016.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, collateralized loan

342	SEI Institutional Managed Trust / Annual Report / September 30, 2016

obligation basis adjustments, utilization of earnings and profits on shareholder redemptions, certain foreign currency related transactions, and non-taxable in-kind redemptions, have been reclassified to/from the following accounts as of September 30, 2016:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)

Large Cap Fund	$393	$(393)	$—
Large Cap Value Fund	149	(149)	—
Large Cap Growth Fund	759	(759)	—
Tax-Managed Large Cap Fund	(149)	149	—
S&P 500 Index Fund	64	(2,629)	2,565
Small Cap Fund	311	(311)	—
Small Cap Value Fund	660	(660)	—
Small Cap Growth Fund	1,399	(41)	(1,358)
Tax-Managed Small/Mid Cap Fund	734	(734)	—
Mid-Cap Fund	(70)	70	—
U.S. Managed Volatility Fund	493	(493)	—

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)

Global Managed Volatility Fund	$3,185	$20,997	$ (24,182)
Tax-Managed Managed Volatility Fund	236	(236)	—
Real Estate Fund	687	(687)	—
Enhanced Income Fund	229	3,106	(3,335)
Core Fixed Income Fund	(2,196)	2,196	—
U.S. Fixed Income Fund	1,013	(1,013)	—
High Yield Bond Fund	(139)	139	—
Real Return Fund	1,461	(4)	(1,457)
Dynamic Asset Allocation Fund	(3,946)	3,946	—
Multi-Strategy Alternative Fund	977	(977)	—
Multi-Asset Accumulation Fund	8,593	(8,593)	—
Multi-Asset Income Fund	(3,923)	3,923	—
Multi-Asset Inflation Managed Fund	1,306	(1,306)	—
Multi-Asset Capital Stability Fund	1,906	(1,906)	—
Long/Short Alternative Fund	314	—	(314)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the fiscal years or periods ended September 30, 2016 or September 30, 2015 (unless otherwise indicated) was as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)

Large Cap Fund
	2016	$24,693	$394,357	$—	$—	$ 419,050
	2015	48,726	176,773	—	—	225,499
Large Cap Value Fund
	2016	18,803	171,778	—	—	190,581
	2015	14,991	100,791	—	—	115,782
Large Cap Growth Fund
	2016	462	248,531	—	—	248,993
	2015	35,374	84,082	—	—	119,456
Tax-Managed Large Cap Fund
	2016	31,981	—	—	—	31,981
	2015	20,757	—	—	—	20,757
S&P 500 Index Fund
	2016	11,761	385	—	—	12,146
	2015	31,852	132,452	—	—	164,304
Small Cap Fund
	2016	4,317	52,901	—	—	57,218
	2015	7,427	32,793	—	—	40,220
Small Cap Value Fund
	2016	2,663	23,325	—	—	25,988
	2015	9,074	23,600	—	—	32,674
Tax-Managed Small/Mid Cap Fund
	2016	2,147	—	—	—	2,147
	2015	792	5,885	—	—	6,677
Mid-Cap Fund
	2016	4,049	11,727	—	—	15,776
	2015	4,125	4,656	—	—	8,781
U.S. Managed Volatility Fund
	2016	27,826	64,868	—	—	92,694
	2015	44,185	82,955	—	—	127,140

SEI Institutional Managed Trust / Annual Report / September 30, 2016	343

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)

Global Managed Volatility Fund
2016	$126,506	$31,427	$—	$—	$ 157,933
2015	126,600	78,256	—	—	204,856
Tax-Managed Managed Volatility Fund
2016	15,646	37,946	—	—	53,592
2015	15,163	47,229	—	—	62,392
Real Estate Fund
2016	2,448	14,938	—	—	17,386
2015	3,497	10,075	—	—	13,572
Enhanced Income Fund
2016	4,378	—	—	—	4,378
2015	4,293	—	—	—	4,293
Core Fixed Income Fund
2016	71,418	—	—	—	71,418
2015	49,086	—	—	—	49,086
U.S. Fixed Income Fund
2016	35,096	953	—	—	36,049
2015	25,048	—	—	—	25,048
High Yield Bond Fund
2016	131,758	—	—	—	131,758
2015	108,360	—	—	—	108,360
Conservative Income Fund
2016	117	—	—	—	117
Tax-Free Conservative Income Fund
2016	—	—	—	57	57
Real Return Fund
2016	—	—	—	—	—
2015	343	—	1	—	344
Dynamic Asset Allocation Fund
2016	1,748	—	—	—	1,748
2015	—	—	—	—	—
Multi-Strategy Alternative Fund
2016	8,684	5,487	—	—	14,171
2015	8,032	—	—	—	8,032
Multi-Asset Accumulation Fund
2016	36,119	22,009	—	—	58,128
2015	113,427	64,300	—	—	177,727
Multi-Asset Income Fund
2016	39,477	2,065	—	—	41,542
2015	26,291	1,432	—	—	27,723
Multi-Asset Inflation Managed Fund
2016	5,117	—	—	—	5,117
2015	—	—	—	—	—
Multi-Asset Capital Stability Fund
2016	5,061	2,301	—	—	7,362
2015	6,158	4,523	—	—	10,681

344	SEI Institutional Managed Trust / Annual Report / September 30, 2016

As of September 30, 2016, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

Large Cap Fund	$5,107	$—	$—	$—	$(58,795)	$—	$367,437	$(30)	$313,719
Large Cap Value Fund	9,720	—	—	(3,230)	(39,300)	—	141,349	—	108,539
Large Cap Growth Fund	1,234	—	—	(61,171)	—	—	314,804	(2)	254,865
Tax-Managed Large Cap Fund	6,816	—	—	(135,370)	—	—	1,214,477	(40)	1,085,883
S&P 500 Index Fund	3,736	18,525	—	—	—	—	321,029	(307)	342,983
Small Cap Fund	492	—	—	(6,430)	—	—	46,012	36	40,110
Small Cap Value Fund	1,161	167	—	—	(10,040)	—	45,953	(50)	37,191
Small Cap Growth Fund	—	—	—	(28,227)	—	(798)	14,012	—	(15,013)
Tax-Managed Small/Mid Cap Fund	1,367	—	—	(1,073)	(4,212)	—	194,009	(126)	189,965
Mid-Cap Fund	47	—	—	—	—	—	6,420	—	6,467
U.S. Managed Volatility Fund	5,727	44,706	—	—	—	—	213,815	101	264,349
Global Managed Volatility Fund	31,139	45,839	—	—	—	—	193,814	(259)	270,533
Tax-Managed Managed Volatility Fund	3,918	13,890	—	—	—	—	251,385	42	269,235
Real Estate Fund	2,197	14,417	—	—	—	—	41,673	—	58,287
Enhanced Income Fund	1,048	—	—	(123,972)	—	—	(2,912)	(2)	(125,838)
Core Fixed Income Fund	33,388	7,983	—	—	—	—	44,658	(24,938)	61,091
U.S. Fixed Income Fund	26,001	2,612	—	—	—	—	33,412	(13,881)	48,144
High Yield Bond Fund	30,300	—	—	(105,273)	—	—	(76,514)	(10,992)	(162,479)
Conservative Income Fund	21	—	—	—	—	—	5	(20)	6
Tax-Free Conservative Income Fund	—	—	12	—	—	—	(14)	(12)	(14)
Real Return Fund	—	—	—	(2,968)	—	—	2,530	(920)	(1,358)
Dynamic Asset Allocation Fund	—	—	—	(1,756)	—	(206)	35,390	1,645	35,073
Multi-Strategy Alternative Fund	354	—	—	(6,376)	—	—	(5,936)	33	(11,925)
Multi-Asset Accumulation Fund	92,177	61,486	—	—	—	—	(133,807)	(5,392)	14,464
Multi-Asset Income Fund	1,529	—	—	(6,024)	—	—	5,235	(2,030)	(1,290)
Multi-Asset Inflation Managed Fund	6,292	—	—	(25,857)	(6,482)	—	(62,914)	(1,002)	(89,963)
Multi-Asset Capital Stability Fund	3,410	1,615	—	—	—	—	3,156	(2,485)	5,696
Long/Short Alternative Fund	—	—	—	(92)	(448)	(83)	(61)	77	(607)

Post October losses represent losses realized on investment transactions from November 1, 2015 through September 30, 2016 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2016 through September 30, 2016 and specified losses realized on investment transactions from November 1, 2015 through September 30, 2016, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	345

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2020 ($ Thousands)	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands)

Tax-Managed Large Cap Fund	$—	$—	$114,969	$—	$—	$114,969
Small Cap Growth Fund	—	—	17,369	—	—	17,369
Enhanced Income Fund	—	26,775	61,656	31,834	—	120,265
High Yield Bond Fund	—	—	3,086	33,267	—	36,353

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)

Large Cap Value Fund	$3,230	$–	$3,230
Large Cap Growth Fund	61,171	–	61,171
Tax-Managed Large Cap Fund	20,401	–	20,401
Small Cap Fund	6,430	–	6,430
Small Cap Growth Fund	10,858	–	10,858
Tax-Managed Small/Mid Cap Fund	1,073	–	1,073
Enhanced Income Fund	60	3,647	3,707
High Yield Bond Fund	9,123	59,797	68,920
Real Return Fund	862	2,106	2,968
Dynamic Asset Allocation Fund	1,756	–	1,756
Multi-Strategy Alternative Fund	–	6,376	6,376
Multi-Asset Income Fund	1,404	4,620	6,024
Multi-Asset Inflation Managed Fund	20,588	5,269	25,857
Long/Short Alternative Fund	53	39	92

*	This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended September 30, 2016, the following Funds utilized capital loss carryforward to offset capital gains:

Amount Utilized ($ Thousands)

Enhanced Income Fund	$203

For Federal income tax purposes, the cost of securities owned at September 30, 2016, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at September 30, 2016, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)

Large Cap Fund	$2,301,164	$437,586	$(70,121)	$367,465
Large Cap Value Fund	1,237,509	213,986	(72,636)	141,350
Large Cap Growth Fund	1,139,884	347,439	(32,635)	314,804
Tax-Managed Large Cap Fund	2,520,306	1,250,499	(36,045)	1,214,454
S&P 500 Index Fund	342,902	331,348	(10,623)	320,725
Small Cap Fund	595,923	83,706	(37,656)	46,050
Small Cap Value Fund	430,839	65,258	(19,301)	45,957
Small Cap Growth Fund	338,786	35,916	(21,905)	14,011
Tax-Managed Small/Mid Cap Fund	677,536	196,002	(1,995)	194,007
Mid-Cap Fund	88,287	9,390	(2,970)	6,420
U.S. Managed Volatility Fund	1,398,801	253,922	(40,009)	213,913
Global Managed Volatility Fund	1,512,437	233,267	(39,666)	193,601
Tax-Managed Managed Volatility Fund	946,963	262,771	(11,336)	251,435
Real Estate Fund	171,685	45,891	(4,214)	41,677
Enhanced Income Fund	204,208	1,144	(4,058)	(2,914)
Core Fixed Income Fund	2,251,418	78,699	(31,481)	47,218
U.S. Fixed Income Fund	1,367,506	38,473	(5,408)	33,065
High Yield Bond Fund	1,993,254	79,003	(155,710)	(76,707)
Conservative Income Fund	69,278	7	(2)	5
Tax-Free Conservative Income Fund	44,684	2	(16)	(14)
Real Return Fund	321,422	3,215	(685)	2,530
Dynamic Asset Allocation Fund	485,474	53,267	(16,068)	37,199
Multi-Strategy Alternative Fund	578,281	14,993	(17,969)	(2,976)
Multi-Asset Accumulation Fund	2,005,901	60,575	(186,704)	(126,129)

346	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)

Multi-Asset Income Fund	$696,775	$27,417	$(21,650)	$5,767
Multi-Asset Inflation Managed Fund	1,346,864	46,308	(104,641)	(58,333)
Multi-Asset Capital Stability Fund	120,906	3,565	(610)	2,955
Long/Short Alternative Fund	40,641	20	(4)	16

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2016 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount

Large Cap Fund	$258,188	$258,188	$–
Large Cap Value Fund	49,352	49,352	–
Large Cap Growth Fund	3,948	3,948	–
Tax-Managed Large Cap Fund	110,925	110,925	–
S&P 500 Index Fund	3,131	3,131	–
Small Cap Fund	51,461	51,461	–
Small Cap Value Fund	102,682	102,682	–
Small Cap Growth Fund	30,880	30,880	–
Tax-Managed Small/Mid Cap Fund	178,774	178,774	–
Mid-Cap Fund	5,670	5,670	–
Real Estate Fund	1,020	1,020	–
Core Fixed Income Fund	13,544	13,544	–
U.S. Fixed Income Fund	599	599	–
High Yield Bond Fund	1	1	–

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

11. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

In the normal course of business, the Multi-Strategy Alternative Fund invests substantially in underlying funds that are comprised of fixed income and equity securities in specific industries and that may engage in short selling activities, writing option contracts, and equity swaps, and therefore, the Fund may be affected by events in these industries. The Fund’s Prospectus provides a description of risks associated with the different investments in the underlying affiliated investment companies.

In the normal course of business, the Global Managed Volatility Fund and the Multi-Asset Funds’ invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation

SEI Institutional Managed Trust / Annual Report / September 30, 2016	347

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2016

of securities markets in the respective countries. The Funds’ Prospectus provides a description of the risk associated with the different investments.

The market values of the Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return and Multi-Asset Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk—With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Commodity Risk — The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to a Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage Risk — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgagebacked securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

348	SEI Institutional Managed Trust / Annual Report / September 30, 2016

12. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of, September 30, 2016, SPTC held of record the following percentage of outstanding shares of each Fund:

Fund	% held

Large Cap Fund
Class A	98.08%
Class Y	7.66
Large Cap Value Fund
Class A	95.11%
Class I	22.21
Class Y	100.00
Large Cap Growth Fund
Class A	95.14%
Class I	28.52
Class Y	100.00
Tax-Managed Large Cap Fund
Class A	92.97%
Class Y	26.21
S&P 500 Index Fund
Class A	84.56%
Class E	6.53
Class I	47.69
Class Y	100.00
Small Cap Fund
Class A	98.25%
Class Y	14.42
Small Cap Value Fund
Class A	85.61%
Class I	15.15
Class Y	100.00
Small Cap Growth Fund
Class A	92.82%
Class I	20.01
Class Y	100.00
Tax-Managed Small/Mid Cap Fund
Class A	94.32%
Class Y	34.05
Mid-Cap Fund
Class A	81.18%
Class I	0.00
Class Y	96.23
U.S. Managed Volatility Fund
Class A	80.85%
Class I	0.00
Class Y	9.78

Fund	% held

Global Managed Volatility Fund
Class A	84.44%
Class I	3.53
Class Y	53.50
Tax-Managed Managed Volatility Fund
Class A	91.30%
Class Y	81.69
Real Estate Fund
Class A	91.08%
Class I	1.64
Class Y	46.81
Enhanced Income Fund
Class A	96.66%
Class I	0.00
Class Y	36.59
Core Fixed Income Fund
Class A	94.79%
Class I	38.99
Class Y	56.19
U.S. Fixed Income Fund
Class A	98.20%
Class Y	10.51
High Yield Bond Fund
Class A	95.04%
Class I	0.00
Class Y	23.36
Conservative Income Fund
Class A	99.96%
Class Y	1.20
Tax-Free Conservative Income Fund
Class A	99.99%
Class Y	0.00
Real Return Fund
Class A	97.85%
Class Y	11.27
Dynamic Asset Allocation Fund
Class A	97.10%
Class Y	0.04
Multi-Strategy Alternative Fund
Class A	97.12%
Class Y	62.43
Multi-Asset Accumulation Fund
Class A	97.67%
Class Y	1.19
Multi-Asset Income Fund
Class A	97.41%
Class Y	63.86
Multi-Asset Inflation Managed Fund
Class A	97.78%
Class Y	9.51

SEI Institutional Managed Trust / Annual Report / September 30, 2016	349

Notes to Financial Statements/Consolidated Notes to Financial Statements (Concluded)

September 30, 2016

Fund	% held

Multi-Asset Capital Stability Fund
Class A	97.99%
Class Y	3.83
Long/Short Alternative Fund
Class A	0.00%
Class Y	0.00

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

13. IN-KIND TRANSACTIONS

During the fiscal year ended September 30, 2016, Global Managed Volatility Fund redeemed shares of beneficial interest in exchange for securities. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Shares Redeemed (Thousands)	Value ($ Thousands)	Cash ($ Thousands)	Loss ($ Thousands)

01/29/2016	80,677	$ 843,072	$ —	$ (24,125)

During the fiscal year ended September 30, 2015, the S&P 500 Index Fund redeemed shares of beneficial interest in exchange for securities and cash. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Shares Redeemed (Thousands)	Value ($ Thousands)	Cash ($ Thousands)	Gain ($ Thousands)

10/31/2014	16,201	$ 821,276	$ 59,392	$ 591,363
12/30/2014	14,191	806,037	78,774	534,652
02/27/2015	1,639	81,779	3,461	50,889
03/31/2015	95	4,800	69	2,911

14. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2016.

350	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and summary schedules of investments, of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Dynamic Asset Allocation Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi- Asset Capital Stability Fund, and the Long/Short Alternative Fund (twenty-six of the twenty-eight funds comprising the SEI Institutional Managed Trust (the Trust)), as of September 30, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund (two of the twenty-eight funds comprising the Trust), as of September 30, 2016, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians, transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Managed Trust as of September 30, 2016, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2016

SEI Institutional Managed Trust / Annual Report / September 30, 2016	351

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

352	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Member of the advisory board of the Georgia Tech Ivan Allen School of Liberal Arts and the Sam Nunn School of International Affairs, 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernest & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Retirement Investment Committee-Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	353

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Heath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present. Global Funds Services, March 2005 to June 2006.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

354	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Disclosure of Fund Expenses (Unaudited)

September 30, 2016

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,055.90	0.91%	$4.67
Class Y Shares	1,000.00	1,058.10	0.66	3.39
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.46	0.91%	$4.59
Class Y Shares	1,000.00	1,021.71	0.66	3.33
Large Cap Value Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,061.70	0.91%	$4.68
Class I Shares	1,000.00	1,060.50	1.13	5.81
Class Y Shares	1,000.00	1,064.60	0.66	3.39
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.46	0.91%	$4.59
Class I Shares	1,000.00	1,019.36	1.13	5.69
Class Y Shares	1,000.00	1,021.71	0.66	3.32

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Growth Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,063.20	0.91%	$4.70
Class I Shares	1,000.00	1,062.30	1.13	5.82
Class Y Shares	1,000.00	1,064.90	0.66	3.40
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.46	0.91%	$4.60
Class I Shares	1,000.00	1,019.35	1.13	5.70
Class Y Shares	1,000.00	1,021.71	0.66	3.33
Tax-Managed Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,056.60	0.91%	$4.69
Class Y Shares	1,000.00	1,057.90	0.66	3.40
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.44	0.91%	$4.60
Class Y Shares	1,000.00	1,021.69	0.66	3.34

SEI Institutional Managed Trust / Annual Report / September 30, 2016	355

Disclosure of Fund Expenses (Unaudited) (Concluded)

September 30, 2016

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period *
S&P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,061.60	0.17%	$0.90
Class E Shares	1,000.00	1,062.60	0.69	3.55
Class I Shares	1,000.00	1,060.40	0.66	3.42
Class Y Shares	1,000.00	1,062.50	0.27	1.39
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.13	0.17%	$0.88
Class E Shares	1,000.00	1,021.56	0.69	3.48
Class I Shares	1,000.00	1,021.68	0.66	3.36
Class Y Shares	1,000.00	1,023.65	0.27	1.36
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,074.20	1.16%	$6.00
Class Y Shares	1,000.00	1,076.50	0.91	4.71
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.21	1.16%	$5.84
Class Y Shares	1,000.00	1,020.46	0.91	4.58
Small Cap Value Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,070.80	1.16%	$5.99
Class I Shares	1,000.00	1,069.20	1.38	7.13
Class Y Shares	1,000.00	1,071.70	0.91	4.70
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.21	1.16%	$5.85
Class I Shares	1,000.00	1,018.11	1.38	6.95
Class Y Shares	1,000.00	1,020.46	0.91	4.59
Small Cap Growth Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,111.70	1.13%	$5.97
Class I Shares	1,000.00	1,110.10	1.38	7.28
Class Y Shares	1,000.00	1,113.10	0.88	4.65
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.35	1.13%	$5.70
Class I Shares	1,000.00	1,018.10	1.38	6.96
Class Y Shares	1,000.00	1,020.60	0.88	4.45
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,067.30	1.13%	$5.84
Class Y Shares	1,000.00	1,068.50	0.91	4.71
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.35	1.13%	$5.71
Class Y Shares	1,000.00	1,020.44	0.91	4.60
Mid-Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,067.60	1.00%	$5.16
Class I Shares	1,000.00	1,066.00	1.22	6.30
Class Y Shares	1,000.00	1,068.90	0.75	3.88
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.01	1.00%	$5.04
Class I Shares	1,000.00	1,018.90	1.22	6.16
Class Y Shares	1,000.00	1,021.25	0.75	3.79

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period *
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,034.40	1.02%	$5.17
Class I Shares	1,000.00	1,033.80	1.27	6.44
Class Y Shares	1,000.00	1,036.20	0.77	3.90
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.92	1.02%	$5.14
Class I Shares	1,000.00	1,018.66	1.27	6.40
Class Y Shares	1,000.00	1,021.16	0.77	3.88
Global Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,040.70	1.13%	$5.76
Class I Shares	1,000.00	1,040.60	1.38	7.02
Class Y Shares	1,000.00	1,042.40	0.88	4.49
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.36	1.13%	$5.70
Class I Shares	1,000.00	1,018.12	1.38	6.95
Class Y Shares	1,000.00	1,020.60	0.88	4.44
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,029.50	1.02%	$5.18
Class Y Shares	1,000.00	1,030.00	0.77	3.91
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.90	1.02%	$5.15
Class Y Shares	1,000.00	1,021.15	0.77	3.89
Real Estate Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,042.40	1.16%	$5.92
Class I Shares	1,000.00	1,041.20	1.38	7.04
Class Y Shares	1,000.00	1,043.70	0.91	4.65
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.20	1.16%	$5.86
Class I Shares	1,000.00	1,018.10	1.38	6.96
Class Y Shares	1,000.00	1,020.45	0.91	4.60
Enhanced Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,023.00	0.62%	$3.13
Class I Shares	1,000.00	1,021.70	0.87	4.39
Class Y Shares	1,000.00	1,023.80	0.48	2.42
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.91	0.62%	$3.13
Class I Shares	1,000.00	1,020.66	0.87	4.39
Class Y Shares	1,000.00	1,022.61	0.48	2.42
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,033.70	0.69%	$3.50
Class I Shares	1,000.00	1,032.50	0.91	4.62
Class Y Shares	1,000.00	1,034.90	0.44	2.23
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.56	0.69%	$3.48
Class I Shares	1,000.00	1,020.46	0.91	4.59
Class Y Shares	1,000.00	1,022.81	0.44	2.22

356	SEI Institutional Managed Trust / Annual Report / September 30, 2016

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period *
U.S. Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,027.60	0.68%	$3.45
Class Y Shares	1,000.00	1,028.90	0.43	2.18
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.60	0.68%	$3.44
Class Y Shares	1,000.00	1,022.85	0.43	2.17
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,123.30	0.91%	$4.83
Class I Shares	1,000.00	1,119.70	1.14	6.04
Class Y Shares	1,000.00	1,124.70	0.66	3.51
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.45	0.91%	$4.60
Class I Shares	1,000.00	1,019.30	1.14	5.76
Class Y Shares	1,000.00	1,021.70	0.66	3.34
Conservative Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,001.60	0.30%	$1.32**
Class Y Shares	1,000.00	1,002.00	0.20	0.88**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.50	0.30%	$1.52
Class Y Shares	1,000.00	1,024.00	0.20	1.01
Tax-Free Conservative Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,001.20	0.30%	$1.32**
Class Y Shares	1,000.00	1,001.60	0.20	0.88**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.50	0.30%	$1.52
Class Y Shares	1,000.00	1,024.00	0.20	1.01
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,009.00	0.47%	$2.36
Class Y Shares	1,000.00	1,009.90	0.37	1.86
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.65	0.47%	$2.38
Class Y Shares	1,000.00	1,023.15	0.37	1.87
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,061.50	0.77%	$3.97
Class Y Shares	1,000.00	1,062.50	0.52	2.68
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.15	0.77%	$3.89
Class Y Shares	1,000.00	1,022.40	0.52	2.63

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period *
Multi-Strategy Alternative Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,029.80	1.40%	$7.10
Class Y Shares	1,000.00	1,029.80	1.15	5.84
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,018.00	1.40%	$7.06
Class Y Shares	1,000.00	1,019.25	1.15	5.81
Multi-Asset Accumulation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,075.10	1.19%	$6.17
Class Y Shares	1,000.00	1,076.90	0.94	4.88
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.05	1.19%	$6.01
Class Y Shares	1,000.00	1,020.30	0.94	4.75
Multi-Asset Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,079.00	0.82%	$4.25
Class Y Shares	1,000.00	1,079.60	0.72	3.73
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.91	0.82%	$4.13
Class Y Shares	1,000.00	1,021.41	0.72	3.63
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,024.40	1.25%	$6.33
Class Y Shares	1,000.00	1,026.80	1.00	5.07
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,018.75	1.25%	$6.31
Class Y Shares	1,000.00	1,020.00	1.00	5.05
Multi-Asset Capital Stability Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,009.00	0.64%	$3.21
Class Y Shares	1,000.00	1,008.90	0.54	2.71
Hypothetical 5% Return
Class A Shares	$1,000.00	$121.80	0.64%	$3.23
Class Y Shares	1,000.00	1,022.30	0.54	2.73
Long/Short Alternative Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,023.00	2.10%	$10.62
Class Y Shares	1,000.00	1,024.00	0.92	4.66
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,014.50	2.10%	$10.58
Class Y Shares	1,000.00	1,020.40	0.92	4.65

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 161/366 (to reflect the period since inception to period end).

SEI Institutional Managed Trust / Annual Report / September 30, 2016	357

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indices.

At the March 28-30, 2016 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 7-9, 2015, March 28-30, 2016, June 20-22, 2016 and September 13-14, 2016. In each case, the Board’s approval (or renewal) was based on

358	SEI Institutional Managed Trust / Annual Report / September 30, 2016

its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis and volatility versus total return (except when such metric was not available due to a limited operating history), net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees (including transfer agent expenses), and actual total expenses (including, solely with respect to the Multi-Strategy Alternative Fund, underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	359

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

360	SEI Institutional Managed Trust / Annual Report / September 30, 2016

Notice Shareholders (Unaudited)

For shareholders who do not have a September 30, 2016, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2016, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2016, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Tax-Exempt Income Distribution (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0.00%	94.11%	5.89%	100.00%	100.00%
Large Cap Value Fund	0.00%	90.13%	9.87%	100.00%	100.00%
Large Cap Growth Fund	0.00%	99.81%	0.19%	100.00%	100.00%
Tax-Managed Large Cap Fund	0.00%	0.00%	100.00%	100.00%	100.00%
S&P 500 Index Fund	0.00%	19.01%	80.99%	100.00%	96.29%
Small Cap Fund	0.00%	92.45%	7.55%	100.00%	93.76%
Small Cap Value Fund	0.00%	89.75%	10.25%	100.00%	100.00%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Managed Small/Mid Cap Fund	0.00%	0.00%	100.00%	100.00%	100.00%
Mid-Cap Fund	0.00%	74.33%	25.67%	100.00%	51.63%
U.S. Managed Volatility Fund	0.00%	69.98%	30.02%	100.00%	98.50%
Global Managed Volatility Fund	0.00%	19.90%	80.10%	100.00%	11.74%
Tax-Managed Managed Volatility Fund	0.00%	70.81%	29.19%	100.00%	100.00%
Real Estate Fund	0.00%	81.45%	18.55%	100.00%	0.00%
Enhanced Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
U.S. Fixed Income Fund	0.00%	2.63%	97.37%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Conservative Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Tax-Free Conservative Income Fund	100.00%	0.00%	0.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	100.00%	98.55%
Multi-Strategy Alternative Fund	0.00%	38.72%	61.28%	100.00%	17.99%
Multi-Asset Accumulation Fund	0.00%	37.86%	62.14%	100.00%	3.57%
Multi-Asset Income Fund	0.00%	5.00%	95.00%	100.00%	3.98%
Multi-Asset Inflation Managed Fund	0.00%	0.00%	100.00%	100.00%	84.11%
Multi-Asset Capital Stability Fund	0.00%	31.25%	68.75%	100.00%	10.69%
Long/Short Alternative Fund	0.00%	0.00%	0.00%	0.00%	0.00%

SEI Institutional Managed Trust / Annual Report / September 30, 2016	361

Notice Shareholders (Unaudited) (Concluded)

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	100.00%	0.01%	0.00%	0.00%
Large Cap Value Fund	100.00%	0.00%	0.00%	0.00%
Large Cap Growth Fund	100.00%	0.05%	0.01%	0.00%
Tax-Managed Large Cap Fund	100.00%	0.01%	0.01%	0.00%
S&P 500 Index Fund	96.59%	0.01%	0.01%	100.00%
Small Cap Fund	91.89%	0.00%	0.01%	100.00%
Small Cap Value Fund	100.00%	0.02%	0.01%	0.00%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%
Tax-Managed Small/Mid Cap Fund	100.00%	0.02%	0.01%	0.00%
Mid-Cap Fund	51.41%	0.01%	0.01%	100.00%
U.S. Managed Volatility Fund	99.30%	0.01%	0.01%	100.00%
Global Managed Volatility Fund	36.40%	0.01%	0.00%	0.00%
Tax-Managed Managed Volatility Fund	100.00%	0.02%	0.02%	0.00%
Real Estate Fund	0.00%	0.00%	0.00%	0.00%
Enhanced Income Fund	0.00%	0.00%	0.00%	0.00%
Core Fixed Income Fund	0.00%	10.90%	87.51%	100.00%
U.S. Fixed Income Fund	0.00%	13.65%	87.98%	0.00%
High Yield Bond Fund	0.00%	0.00%	82.59%	0.00%
Conservative Income Fund	0.00%	1.46%	96.10%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	0.00%	0.00%
Dynamic Asset Allocation Fund	95.26%	0.00%	0.09%	0.00%
Multi-Strategy Alternative Fund	18.12%	0.00%	0.00%	0.00%
Multi-Asset Accumulation Fund	10.91%	11.00%	0.11%	0.00%
Multi-Asset Income Fund	3.94%	0.09%	76.55%	100.00%
Multi-Asset Inflation Managed Fund	83.10%	13.12%	0.00%	0.00%
Multi-Asset Capital Stability Fund	10.25%	22.53%	3.07%	100.00%
Long/Short Alternative Fund	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund.

Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

362	SEI Institutional Managed Trust / Annual Report / September 30, 2016

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SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of Shareholders of the SEI Institutional Managed Trust (the “Trust”) was held on March 14, 2016 for the purpose of considering the proposal to elect, as a slate of nominees, each of the current Trustees and one new Trustee to the Board of Trustees of the Trust. The proposal was approved with the following voting results:

Trustee	Shares Voted
Robert A. Nesher
For	1,015,904,420.867
Withheld	49,893,060.428
William M. Doran
For	1,016,309,105.947
Withheld	49,488,375.348
George J. Sullivan, JR.
For	1,016,538,713.693
Withheld	49,258,767.602
Nina Lesavoy
For	1,016,867,926.740
Withheld	48,929,554.555
James M. Williams
For	1,016,927,090.157
Withheld	48,870,391.138
Mitchell A. Johnson
For	1,016,676,276.127
Withheld	49,121,205.168
Hubert L. Harris, JR.
For	1,016,582,512.198
Withheld	49,214,969.097
Susan C. Cote
For	1,016,797,597.744
Withheld	48,999,883.551

A Special Meeting of Shareholders of the SEI Institutional Managed Trust (the “Trust”) was held on March 14, 2016 for the purpose of considering the proposal to amend the Agreement and Declaration of Trust for the Trust to reduce the shareholder quorum requirement from a majority to one-third (33 – 1/3%). The proposal was not approved. The voting results were as follows:

Shares Voted
For	892,712,362.326
Against	70,391,667.148
Abstain	52,267,623.900
Broker Non-Vote	50,425,827.921

364	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SEI Institutional Managed Trust / Annual Report / September 30, 2016

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-087 (9/16)

Item 2.   Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.   Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2016 and 2015 as follows:

		Fiscal 2016			Fiscal 2015
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$868,000	$0	N/A	$755,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$325,515	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)     Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2016	Fiscal 2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)(1)     The aggregate non-audit fees and services billed by KPMG for the fiscal years 2016 and 2015 were $325,515 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13.

(h)       During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund and Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund, Multi-Asset Capital Stability Fund and Long/Short Alternative Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.0%

Consumer Discretionary — 12.9%
Amazon.com, Cl A *	23,995	$20,091
Bed Bath & Beyond (A)	47,030	2,027
Best Buy	147,911	5,647
Chipotle Mexican Grill, Cl A *(A)	12,729	5,391
Darden Restaurants	37,892	2,324
Dick's Sporting Goods	126,233	7,160
Dillard's, Cl A (A)	91,298	5,753
Discovery Communications, Cl C *(A)	189,481	4,985
Dollar General	167,070	11,693
Domino's Pizza	20,961	3,183
Ford Motor (A)	504,488	6,089
General Motors	810,729	25,757
Genuine Parts	40,994	4,118
Goodyear Tire & Rubber	399,199	12,894
Home Depot (A)	61,489	7,912
Interpublic Group	101,740	2,274
Kohl's	213,535	9,342
L Brands	254,873	18,037
Lear	68,325	8,282
Liberty Global, Cl A *	235,985	8,066
Liberty Global, Cl C *	144,008	4,758
Liberty Interactive QVC Group, Cl A *	1,002,388	20,058
Lowe's	26,820	1,937
Macy's (A)	378,298	14,016
Marriott International, Cl A (A)	48,727	3,281
Michael Kors Holdings *(A)	179,921	8,419
NetFlix *	52,392	5,163
Nike, Cl B	121,080	6,375
Norwegian Cruise Line Holdings *	140,155	5,284
Omnicom Group	78,433	6,667
Priceline Group *	1,712	2,519
PulteGroup	277,162	5,554
Ross Stores	67,567	4,345
Target, Cl A	56,344	3,870
TJX (A)	50,220	3,755
Toll Brothers *	75,375	2,251
Toyota Motor ADR (A)	32,746	3,801
TripAdvisor *(A)	284,685	17,986
Tupperware Brands (A)	41,393	2,706
Viacom, Cl B	128,217	4,885
Whirlpool (A)	34,473	5,590
Yum! Brands	51,618	4,687

		308,932

Consumer Staples — 6.1%
Altria Group	99,811	6,311
Anheuser-Busch InBev ADR	46,686	6,135
Archer-Daniels-Midland (A)	107,617	4,538
Bunge (A)	100,130	5,931
Clorox	34,077	4,266
Constellation Brands, Cl A	78,218	13,022

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Costco Wholesale	39,694	$6,054
Dr Pepper Snapple Group	24,589	2,245
General Mills	90,000	5,749
Ingredion	66,323	8,825
JM Smucker	31,185	4,227
Kroger (A)	395,396	11,735
Mead Johnson Nutrition, Cl A (A)	31,612	2,498
PepsiCo	25,183	2,739
Philip Morris International	64,422	6,263
Procter & Gamble	80,646	7,238
Reynolds American	47,673	2,248
Tyson Foods, Cl A (A)	183,742	13,720
Walgreens Boots Alliance	199,741	16,103
Wal-Mart Stores	225,593	16,270

		146,117

Energy — 5.7%
Anadarko Petroleum, Cl A	66,201	4,195
Apache	97,302	6,215
BP ADR (A)	374,541	13,169
Canadian Natural Resources	132,778	4,254
Chevron	38,574	3,970
Concho Resources *	21,883	3,006
Devon Energy	242,696	10,705
EOG Resources	50,750	4,908
Exxon Mobil	104,761	9,144
Helmerich & Payne (A)	93,588	6,298
Kinder Morgan	441,231	10,206
Marathon Petroleum	267,580	10,861
Occidental Petroleum	57,720	4,209
Oceaneering International, Cl A	91,088	2,506
PBF Energy, Cl A	310,774	7,036
Phillips 66	94,915	7,645
Royal Dutch Shell ADR, Cl A	161,764	8,100
Southwestern Energy *(A)	550,795	7,623
Tesoro	29,203	2,323
Valero Energy	209,932	11,126

		137,499

Financials — 13.6%
Aflac (A)	243,578	17,506
Allstate	114,888	7,948
American Financial Group	32,852	2,464
American National Insurance	2,942	359
Ameriprise Financial (A)	31,220	3,115
Annaly Capital Management ‡	904,291	9,495
Assurant	54,205	5,000
Axis Capital Holdings	41,630	2,262
Bank of America	2,327,751	36,429
Berkshire Hathaway, Cl B *	153,865	22,229
Blackstone Group (B)	84,851	2,166
Capital One Financial	33,400	2,399

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Citigroup	288,601	$13,631
Cullen/Frost Bankers (A)	39,240	2,823
Discover Financial Services	188,260	10,646
Everest Re Group	42,860	8,142
Fifth Third Bancorp	299,873	6,135
Intercontinental Exchange	66,011	17,781
JPMorgan Chase	605,802	40,340
KeyCorp (A)	185,598	2,259
KKR (B)	543,645	7,752
Lincoln National	47,673	2,240
MetLife (A)	569,914	25,321
Popular	104,491	3,994
Prudential Financial (A)	40,530	3,309
Radian Group	184,980	2,507
Regions Financial	409,319	4,040
Santander Consumer USA Holdings *(A)	245,531	2,986
State Street	71,598	4,985
SunTrust Banks	173,071	7,581
Synchrony Financial	275,795	7,722
Travelers (A)	139,971	16,034
Two Harbors Investment ‡	838,773	7,155
Unum Group (A)	64,466	2,276
Validus Holdings	46,972	2,340
Voya Financial	500,527	14,425

		327,796

Health Care — 14.5%
Abbott Laboratories (A)	65,397	2,766
AbbVie (A)	153,656	9,691
Aetna, Cl A (A)	46,864	5,410
Alexion Pharmaceuticals *	53,518	6,558
Allergan *	94,418	21,745
AmerisourceBergen	102,993	8,320
Amgen, Cl A (A)	43,295	7,222
Anthem	59,518	7,458
Baxter International	142,750	6,795
Becton Dickinson	58,672	10,545
Biogen *	133,814	41,888
C.R. Bard (A)	39,918	8,953
Cardinal Health	43,556	3,384
Celgene, Cl A *	224,141	23,429
Cigna	18,000	2,346
DENTSPLY SIRONA	196,728	11,692
Gilead Sciences	210,954	16,691
HCA Holdings *	105,452	7,975
Horizon Pharma *(A)	115,275	2,090
Humana	14,000	2,476
Illumina *	41,056	7,458
IMS Health Holdings *(A)	148,265	4,647
Intuitive Surgical *	3,999	2,899
Johnson & Johnson	197,492	23,330
Mallinckrodt *	49,493	3,454

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Merck (A)	285,564	$17,822
Mettler Toledo International *	6,209	2,607
Mylan *	130,843	4,988
Novo Nordisk ADR (A)	141,033	5,866
Pfizer	417,434	14,138
Quest Diagnostics	35,560	3,009
Quintiles Transnational *	89,708	7,272
Regeneron Pharmaceuticals *(A)	16,851	6,774
Teva Pharmaceutical Industries ADR	144,171	6,633
UnitedHealth Group	159,382	22,313
Vertex Pharmaceuticals *	23,215	2,025
Zimmer Biomet Holdings	36,188	4,705

		347,374

Industrials — 7.1%
3M (A)	13,663	2,408
Acuity Brands (A)	18,195	4,814
AECOM *(A)	93,990	2,794
AerCap Holdings *	137,561	5,295
AGCO	46,758	2,306
Alaska Air Group	70,446	4,640
American Airlines Group (A)	122,191	4,473
BE Aerospace	50,786	2,624
Boeing	55,502	7,312
BWX Technologies, Cl W	69,574	2,670
C.H. Robinson Worldwide (A)	43,889	3,092
Carlisle	37,822	3,879
Caterpillar, Cl A	28,301	2,512
Chicago Bridge & Iron (A)	87,002	2,439
Delta Air Lines, Cl A	505,767	19,907
Dover	31,093	2,290
Eaton	151,484	9,954
Fluor	142,984	7,338
Huntington Ingalls Industries, Cl A	50,310	7,719
Masco	97,863	3,358
Nielsen Holdings (A)	262,822	14,079
Norfolk Southern	40,873	3,967
Northrop Grumman	48,439	10,363
Oshkosh Truck	67,454	3,777
Owens Corning	72,128	3,851
Roper Technologies	19,379	3,536
Southwest Airlines, Cl A (A)	58,970	2,293
Spirit AeroSystems Holdings, Cl A *	49,465	2,203
Stanley Black & Decker	26,548	3,265
Terex	143,870	3,656
TransDigm Group *(A)	25,439	7,355
Triumph Group	257,987	7,193
United Continental Holdings *	86,923	4,561

		171,923

Information Technology — 24.4%
Activision Blizzard (A)	189,383	8,390

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Akamai Technologies *	40,217	$2,131
Alphabet, Cl A *	60,511	48,654
Alphabet, Cl C *	14,792	11,498
Amdocs	132,826	7,684
Apple	136,529	15,435
Applied Materials	422,791	12,747
Arrow Electronics, Cl A *	50,068	3,203
Automatic Data Processing	41,746	3,682
Avnet	72,898	2,993
Brocade Communications Systems (A)	416,344	3,843
CA	43,400	1,436
Cisco Systems	604,482	19,174
Citrix Systems *	30,587	2,607
CoreLogic *	20,500	804
Dell Technologies - VMware, Cl V *	20,273	969
eBay *	982,539	32,325
Electronic Arts *(A)	280,385	23,945
Facebook, Cl A *	302,143	38,756
FleetCor Technologies *	43,054	7,480
Global Payments	47,111	3,616
Harris	24,980	2,288
Hewlett Packard Enterprise	867,045	19,725
HP	506,873	7,872
Ingram Micro, Cl A *	114,531	4,084
Intel (A)	473,298	17,867
International Business Machines (A)	78,683	12,499
Intuit	171,815	18,901
Juniper Networks	95,031	2,286
Keysight Technologies *	207,276	6,569
MasterCard, Cl A	174,423	17,751
Microchip Technology (A)	20,400	1,268
Micron Technology *(A)	624,103	11,096
Microsoft (A)	782,927	45,097
Motorola Solutions	32,457	2,476
PayPal Holdings *	511,919	20,973
Qualcomm	727,763	49,852
salesforce.com *(A)	63,890	4,557
Skyworks Solutions	134,000	10,203
Symantec, Cl A	407,531	10,229
Tencent Holdings ADR	210,661	5,872
Texas Instruments (A)	66,904	4,695
Visa, Cl A (A)	563,482	46,600
Western Digital	53,726	3,141
Xerox (A)	615,102	6,231
Zynga, Cl A *	735,281	2,140

		585,644

Materials — 3.5%
Cabot	80,518	4,220
Cemex ADR *	907,691	7,207
Eastman Chemical	151,183	10,232
Ecolab (A)	43,203	5,259

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Huntsman	143,031	$2,327
International Paper (A)	276,851	13,283
Louisiana-Pacific *(A)	159,566	3,005
LyondellBasell Industries, Cl A	121,788	9,823
Mosaic	404,371	9,891
Reliance Steel & Aluminum	109,912	7,917
Sherwin-Williams, Cl A (A)	44,215	12,233

		85,397

Real Estate — 2.0%
CBL & Associates Properties ‡(A)	176,542	2,143
Crown Castle International ‡(A)	326,330	30,744
Equinix ‡	39,653	14,285

		47,172

Telecommunication Services — 1.3%
AT&T	50,618	2,056
SBA Communications, Cl A *	47,570	5,335
Verizon Communications (A)	444,984	23,130

		30,521

Utilities — 2.9%
Ameren	62,345	3,066
American Electric Power	164,703	10,576
Entergy	205,126	15,739
Exelon	518,548	17,263
FirstEnergy	87,516	2,895
Public Service Enterprise Group	456,756	19,124

		68,663

Total Common Stock (Cost $1,863,844) ($ Thousands)		2,257,038

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.239%, 10/20/2016	$925	925

Total U.S. Treasury Obligation (Cost $925) ($ Thousands)		925

	Shares

AFFILIATED PARTNERSHIP — 10.9%
SEI Liquidity Fund, L.P.
0.440% **†(C)	261,550,929	261,551

Total Affiliated Partnership (Cost $261,551) ($ Thousands)		261,551

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 6.2%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	149,114,835	$149,115

Total Cash Equivalent (Cost $149,115) ($ Thousands)		149,115

Total Investments — 111.1% (Cost $2,275,435) ($ Thousands)		$2,668,629

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	149	Dec-2016	$(24)
S&P Mid Cap 400 Index E-MINI	12	Dec-2016	(4)

			$(28)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $2,402,274 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $258,188 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2016, such securities amounted to $9,918 ($ Thousands), or 0.41% of Net Assets (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $261,551 ($ Thousands).

(D)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standards and Poor’s

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,257,038	$–	$–	$2,257,038
U.S. Treasury Obligation	–	925	–	925
Affiliated Partnership	–	261,551	–	261,551
Cash Equivalent	149,115	–	–	149,115

Total Investments in Securities	$2,406,153	$262,476	$–	$2,668,629

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(28)	$—	$—	$(28)

Total Other Financial Instruments	$(28)	$—	$—	$(28)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Value Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.5%

Consumer Discretionary — 10.2%
Best Buy	150,296	$5,738
Brinker International	71,546	3,608
Dick's Sporting Goods	94,123	5,339
Dillard's, Cl A	75,273	4,743
Dollar General	77,782	5,444
Ford Motor	480,485	5,799
GameStop, Cl A (A)	66,203	1,827
General Motors	632,729	20,102
Goodyear Tire & Rubber	369,058	11,921
Harley-Davidson, Cl A	26,905	1,415
Kohl's	204,750	8,958
Lear	27,271	3,306
Lowe's	29,259	2,113
Macy's	249,240	9,234
Michael Kors Holdings *	114,800	5,371
Norwegian Cruise Line Holdings *	185,734	7,002
Omnicom Group	106,508	9,053
PulteGroup	194,717	3,902
Signet Jewelers	25,423	1,895
Staples	140,647	1,203
Target, Cl A	24,012	1,649
Toyota Motor ADR (A)	33,518	3,890
Tupperware Brands	36,077	2,358
Viacom, Cl B	85,267	3,249
Whirlpool	42,174	6,839

		135,958

Consumer Staples — 6.9%
Archer-Daniels-Midland	35,965	1,517
Bunge	60,393	3,577
CVS Health	111,992	9,966
Ingredion	55,937	7,443
JM Smucker	52,960	7,178
Kimberly-Clark	30,306	3,823
Kroger	310,514	9,216
Philip Morris International	133,028	12,933
Pilgrim's Pride *	155,207	3,278
Procter & Gamble	86,669	7,778
Reynolds American	103,388	4,875
Tyson Foods, Cl A	152,753	11,406
Wal-Mart Stores	110,785	7,990

		90,980

Energy — 10.4%
Anadarko Petroleum, Cl A	52,763	3,343
Apache	54,557	3,485
BP ADR (A)	352,110	12,380
Canadian Natural Resources	133,114	4,265
Chevron	115,452	11,882
Devon Energy	204,395	9,016
Ensco, Cl A	200,685	1,706

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Exxon Mobil	166,057	$14,494
Helmerich & Payne (A)	106,797	7,187
HollyFrontier	114,047	2,794
Kinder Morgan	349,638	8,087
Marathon Petroleum	202,420	8,216
Occidental Petroleum	146,728	10,699
Oceaneering International, Cl A	67,066	1,845
PBF Energy, Cl A (A)	228,369	5,170
Phillips 66	121,518	9,788
Royal Dutch Shell ADR, Cl A	142,157	7,118
Southwestern Energy *	404,468	5,598
Tesoro	26,013	2,070
Valero Energy	170,168	9,019

		138,162

Financials — 22.5%
Aflac	173,489	12,469
Allstate	107,848	7,461
Ally Financial	70,898	1,380
American Capital Agency, Cl A ‡	94,520	1,847
American Financial Group	22,794	1,709
Ameriprise Financial	29,033	2,897
Annaly Capital Management ‡	628,409	6,598
Assurant	19,613	1,809
Bank of America	2,036,175	31,866
Berkshire Hathaway, Cl B *	60,939	8,804
Blackstone Group (B)	119,495	3,051
Capital One Financial	87,452	6,282
CIT Group	58,606	2,127
Citigroup	378,272	17,866
Cullen/Frost Bankers (A)	66,431	4,779
Discover Financial Services	148,304	8,387
Everest Re Group	42,213	8,019
Fifth Third Bancorp	118,530	2,425
Goldman Sachs Group	8,298	1,338
Huntington Bancshares	322,922	3,184
JPMorgan Chase	510,041	33,964
KKR (B)	467,232	6,663
Lincoln National	28,386	1,333
Marsh & McLennan	85,318	5,738
MetLife	588,502	26,147
MFA Financial ‡	180,592	1,351
Morgan Stanley	43,957	1,409
Nasdaq, Cl A	18,895	1,276
PNC Financial Services Group	130,000	11,712
Popular	108,137	4,133
Prudential Financial	47,585	3,885
Radian Group	103,250	1,399
Regions Financial	276,285	2,727
Reinsurance Group of America, Cl A	47,194	5,094
Santander Consumer USA Holdings *	136,408	1,659
State Street	172,944	12,042

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SunTrust Banks	189,525	$8,301
Synchrony Financial	284,307	7,961
Travelers	65,347	7,485
Two Harbors Investment ‡	433,365	3,697
Unum Group	52,306	1,847
Voya Financial	496,151	14,299

		298,420

Health Care — 13.5%
Abbott Laboratories	118,290	5,002
AbbVie	83,535	5,269
Aetna, Cl A	54,793	6,326
AmerisourceBergen	71,616	5,785
Amgen, Cl A	77,482	12,925
Anthem	73,740	9,240
Baxter International	176,493	8,401
Becton Dickinson	31,741	5,705
Biogen *	22,482	7,037
Express Scripts Holding *	41,792	2,948
Gilead Sciences	125,409	9,922
HCA Holdings *	99,215	7,504
Horizon Pharma *	108,470	1,967
Johnson & Johnson	243,250	28,735
Laboratory Corp of America Holdings *	11,245	1,546
Mallinckrodt *	59,955	4,184
Merck	216,717	13,525
Mylan *	70,384	2,683
Pfizer	449,009	15,208
Quest Diagnostics	53,172	4,500
Teva Pharmaceutical Industries ADR	130,992	6,027
UnitedHealth Group	70,482	9,867
Universal Health Services, Cl B	11,111	1,369
Zimmer Biomet Holdings	30,741	3,997

		179,672

Industrials — 9.5%
3M	40,100	7,067
AECOM *	50,834	1,511
AerCap Holdings *	93,746	3,608
Alaska Air Group	26,192	1,725
American Airlines Group	241,287	8,834
BE Aerospace	28,696	1,482
Boeing	10,922	1,439
Carlisle	22,997	2,359
Caterpillar, Cl A	57,818	5,133
Chicago Bridge & Iron	91,743	2,572
Delta Air Lines, Cl A	363,710	14,316
Eaton	81,075	5,327
FedEx	30,115	5,261
Fluor	111,063	5,700
General Electric	104,941	3,108
Illinois Tool Works	87,772	10,519

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JetBlue Airways *	99,671	$1,718
ManpowerGroup	16,193	1,170
Northrop Grumman	31,120	6,658
Oshkosh Truck	38,255	2,142
Owens Corning	54,642	2,917
Raytheon	16,580	2,257
RR Donnelley & Sons	79,864	1,256
Terex	146,682	3,727
Trinity Industries	132,146	3,195
Triumph Group	204,175	5,692
United Continental Holdings *	76,630	4,021
USG *	51,700	1,336
Waste Management	24,185	1,542
WW Grainger (A)	38,001	8,544

		126,136

Information Technology — 11.3%
Apple	20,805	2,352
Applied Materials	143,764	4,335
Arrow Electronics, Cl A *	23,777	1,521
Automatic Data Processing	103,513	9,130
Avnet	48,618	1,996
Brocade Communications Systems	436,293	4,027
CA	43,393	1,435
Cisco Systems	427,709	13,567
Dell Technologies - VMware, Cl V *	25,354	1,212
Harris	30,285	2,774
Hewlett Packard Enterprise	580,558	13,208
HP	503,743	7,823
Ingram Micro, Cl A *	193,966	6,917
Intel	435,126	16,426
International Business Machines	37,199	5,909
Juniper Networks	75,740	1,822
Keysight Technologies *	167,867	5,320
Microchip Technology (A)	148,088	9,202
Micron Technology *	498,716	8,867
Nuance Communications *	67,079	973
Qualcomm	229,873	15,746
Seagate Technology (A)	51,042	1,968
Skyworks Solutions	80,000	6,091
Symantec, Cl A	74,539	1,871
Tech Data *	17,949	1,520
Western Digital	47,670	2,787
Xerox	156,021	1,581

		150,380

Materials — 4.9%
Cabot	26,288	1,378
Cemex ADR *	747,878	5,938
CF Industries Holdings	48,660	1,185
Domtar	33,526	1,245
Dow Chemical, Cl A	148,129	7,677

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Value Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eastman Chemical	126,251	$8,545
Huntsman	157,022	2,555
International Paper	210,607	10,105
Louisiana-Pacific *	107,838	2,031
LyondellBasell Industries, Cl A	61,034	4,923
Mosaic	319,081	7,805
Owens-Illinois *	63,621	1,170
Reliance Steel & Aluminum	120,206	8,658
Sonoco Products	28,379	1,499

		64,714

Real Estate — 1.0%
Brandywine Realty Trust ‡	90,795	1,418
Healthcare Trust of America, Cl A ‡	69,743	2,275
Hospitality Properties Trust ‡	192,037	5,707
Howard Hughes *	13,280	1,521
Senior Housing Properties Trust ‡	130,790	2,970

		13,891

Telecommunication Services — 1.7%
AT&T	172,812	7,018
China Mobile ADR	69,040	4,248
Verizon Communications	214,992	11,175

		22,441

Utilities — 4.6%
Ameren	89,535	4,403
American Electric Power	55,410	3,558
Atmos Energy	37,934	2,825
Edison International	35,217	2,544
Entergy	127,953	9,818
Exelon	452,364	15,059
FirstEnergy	227,678	7,532
Public Service Enterprise Group	307,492	12,875
UGI	28,205	1,276
Vectren	25,472	1,279

		61,169

Total Common Stock (Cost $1,110,077) ($ Thousands)		1,281,923

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.216%, 10/20/2016 (C)	$25	25

Total U.S. Treasury Obligation (Cost $25) ($ Thousands)		25

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 3.7%
SEI Liquidity Fund, L.P.
0.440% **†(D)	49,706,717	$49,707

Total Affiliated Partnership (Cost $49,707) ($ Thousands)		49,707

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	47,204,335	47,204

Total Cash Equivalent (Cost $47,204) ($ Thousands)		47,204

Total Investments — 103.8% (Cost $1,207,013) ($ Thousands)		$1,378,859

Percentages are based on Net Assets of $1,328,198 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $49,352 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2016, such securities amounted to $9,714 ($ Thousands), or 0.73% of Net Assets (see Note 2).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $49,707 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,281,923	$–	$–	$1,281,923
U.S. Treasury Obligation	–	25	–	25
Affiliated Partnership	–	49,707	–	49,707
Cash Equivalent	47,204	–	–	47,204

Total Investments in Securities	$1,329,127	$49,732	$–	$1,378,859

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Growth Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.9%

Consumer Discretionary — 15.8%
Amazon.com, Cl A *	46,767	$39,159
Chipotle Mexican Grill, Cl A *	19,111	8,094
Discovery Communications, Cl C *	65,613	1,726
Dollar General	181,933	12,734
Domino's Pizza	53,463	8,118
Foot Locker, Cl A	25,602	1,734
Home Depot	92,651	11,922
Interpublic Group	62,328	1,393
L Brands	344,343	24,369
Lear	13,283	1,610
Liberty Global, Cl A *	263,697	9,013
Liberty Global, Cl C *	323,698	10,695
Liberty Interactive QVC Group, Cl A *	1,566,328	31,342
Michael Kors Holdings *	26,171	1,225
NetFlix *	120,124	11,838
Nike, Cl B	219,690	11,567
Nordstrom (A)	26,528	1,376
NVR *	1,280	2,099
Priceline Group *	7,892	11,613
TripAdvisor *	419,085	26,478

		228,105

Consumer Staples — 5.5%
Altria Group	41,450	2,621
Anheuser-Busch InBev ADR	87,507	11,499
Campbell Soup	42,678	2,334
Clorox	55,344	6,928
Constellation Brands, Cl A	104,035	17,321
Costco Wholesale	60,557	9,235
Dr Pepper Snapple Group	63,439	5,793
Hormel Foods	37,665	1,429
Mead Johnson Nutrition, Cl A	47,023	3,715
SYSCO, Cl A	26,613	1,304
Tyson Foods, Cl A	19,413	1,450
Walgreens Boots Alliance	205,556	16,572

		80,201

Energy — 1.2%
Concho Resources *	50,838	6,982
EOG Resources	67,924	6,569
Pioneer Natural Resources	20,289	3,767

		17,318

Financials — 3.2%
Berkshire Hathaway, Cl B *	104,419	15,085
CBOE Holdings	51,860	3,363
Intercontinental Exchange	102,706	27,665

		46,113

Health Care — 18.4%
Alexion Pharmaceuticals *	113,605	13,921
Allergan *	136,819	31,511

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Anthem	10,922	$1,369
AstraZeneca ADR (A)	78,312	2,573
Becton Dickinson	81,304	14,613
Biogen *	133,179	41,689
Boston Scientific *	228,385	5,436
Cardinal Health	16,126	1,253
Celgene, Cl A *	328,873	34,377
DENTSPLY SIRONA	298,269	17,726
Gilead Sciences	50,142	3,967
Illumina *	61,671	11,203
IMS Health Holdings *	284,475	8,915
Intuitive Surgical *	2,018	1,463
Novo Nordisk ADR	260,343	10,828
Quintiles Transnational *	226,064	18,325
Regeneron Pharmaceuticals *	28,149	11,316
UnitedHealth Group	238,659	33,412
Vertex Pharmaceuticals *	24,333	2,122

		266,019

Industrials — 5.1%
Acuity Brands	22,249	5,887
C.H. Robinson Worldwide	51,742	3,646
Delta Air Lines, Cl A	106,451	4,190
Huntington Ingalls Industries, Cl A	9,040	1,387
JB Hunt Transport Services	25,548	2,073
Lennox International	19,246	3,022
Nielsen Holdings	397,806	21,311
Norfolk Southern	89,217	8,659
Roper Technologies	40,889	7,461
Snap-on	17,379	2,641
Southwest Airlines, Cl A	44,257	1,721
Toro	41,774	1,957
TransDigm Group *	35,540	10,275

		74,230

Information Technology — 40.3%
Activision Blizzard	270,819	11,997
Alphabet, Cl A *	83,962	67,510
Alphabet, Cl C *	28,869	22,440
Apple	133,029	15,039
Applied Materials	191,427	5,772
ASML Holding, Cl G	34,819	3,815
Broadcom	15,571	2,686
CDW	62,718	2,868
eBay *	935,848	30,789
Electronic Arts *	405,875	34,662
F5 Networks, Cl A *	11,629	1,449
Facebook, Cl A *	465,968	59,770
Fiserv, Cl A *	93,185	9,269
FleetCor Technologies *	65,197	11,327
Global Payments	119,098	9,142
Intuit	191,540	21,071
Jack Henry & Associates	15,883	1,359

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Large Cap Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MasterCard, Cl A	293,441	$29,863
Microsoft	977,374	56,297
PayPal Holdings *	874,367	35,823
Qualcomm	623,798	42,730
salesforce.com *	73,803	5,264
Symantec, Cl A	596,567	14,974
Tencent Holdings ADR	436,761	12,175
Texas Instruments	53,984	3,789
Vantiv, Cl A *	92,552	5,208
Visa, Cl A	799,040	66,081

		583,169

Materials — 1.8%
Ecolab	70,309	8,558
LyondellBasell Industries, Cl A	28,606	2,308
Sherwin-Williams, Cl A	53,333	14,755

		25,621

Real Estate — 3.9%
Crown Castle International ‡	410,045	38,630
Equinix ‡	49,967	18,001

		56,631

Telecommunication Services — 0.7%
SBA Communications, Cl A *	69,653	7,812
Verizon Communications	53,366	2,774

		10,586

Total Common Stock (Cost $1,053,964) ($ Thousands)		1,387,993

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.216%, 10/20/2016 (B) (C)	$25	25

Total U.S. Treasury Obligation (Cost $25) ($ Thousands)		25

	Shares

AFFILIATED PARTNERSHIP — 0.3%
SEI Liquidity Fund, L.P.
0.440% **†(D)	4,044,105	4,044

Total Affiliated Partnership
(Cost $4,044) ($ Thousands)		4,044

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	62,625,698	$62,626

Total Cash Equivalent (Cost $62,626) ($ Thousands)		62,626

Total Investments — 100.5% (Cost $1,120,659) ($ Thousands)		$1,454,688

Percentages are based on Net Assets of $1,446,920 ($ Thousands).
*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $3,948 ($ Thousands).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $4,044 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,387,993	$–	$–	$1,387,993
U.S. Treasury Obligation	–	25	–	25
Affiliated Partnership	–	4,044	–	4,044
Cash Equivalent	62,626	–	–	62,626

Total Investments in Securities	$1,450,619	$4,069	$–	$1,454,688

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Large Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Consumer Discretionary — 13.1%
Amazon.com, Cl A *	49,176	$41,176
Bed Bath & Beyond	48,438	2,088
Best Buy	186,465	7,119
Brinker International	22,523	1,136
Charter Communications, Cl A *	29,337	7,920
Chipotle Mexican Grill, Cl A *	13,013	5,511
Comcast, Cl A	81,471	5,405
Darden Restaurants	34,626	2,123
Delphi Automotive	91,343	6,515
Dick's Sporting Goods	202,635	11,493
Dollar General	81,182	5,682
Domino's Pizza	25,114	3,814
Ford Motor	1,028,932	12,419
GameStop, Cl A (A)	89,722	2,475
General Motors	839,917	26,684
Genuine Parts	27,400	2,752
Goodyear Tire & Rubber	179,472	5,797
Graham Holdings, Cl B	809	389
Groupon, Cl A *(A)	347,146	1,788
Harley-Davidson, Cl A	30,157	1,586
Home Depot	118,848	15,293
International Game Technology	79,819	1,946
Interpublic Group	55,709	1,245
Kohl's (A)	256,630	11,228
L Brands	364,619	25,804
Las Vegas Sands	22,879	1,316
Lear	115,549	14,007
Liberty Global, Cl A *	112,201	3,835
Liberty Global, Cl C *	307,545	10,161
Liberty Interactive QVC Group, Cl A *	1,198,119	23,974
Lowe's	45,020	3,251
Macy's	305,845	11,332
Magna International, Cl A	255,130	10,958
Marriott International, Cl A	40,040	2,696
Michael Kors Holdings *	279,901	13,097
Murphy USA *	24,225	1,729
NetFlix *	63,236	6,232
Nike, Cl B	329,743	17,361
Norwegian Cruise Line Holdings *	369,890	13,945
Omnicom Group	191,057	16,240
Priceline Group *	7,673	11,291
PulteGroup	435,000	8,717
PVH	19,211	2,123
Ross Stores	84,479	5,432
Scripps Networks Interactive, Cl A	16,630	1,056
Signet Jewelers	11,777	878
Staples	721,965	6,173
Starbucks	227,286	12,305
Target, Cl A	21,414	1,471
TEGNA	153,973	3,366
Time Warner	41,985	3,342

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TJX	44,758	$3,347
TopBuild *	51,618	1,714
Toyota Motor ADR (A)	49,676	5,765
TripAdvisor *	326,096	20,603
Tupperware Brands	21,691	1,418
Urban Outfitters *	33,167	1,145
Walt Disney	54,000	5,014
Whirlpool	68,064	11,037
Yum! Brands	89,577	8,134

		473,853

Consumer Staples — 6.6%
Altria Group	127,397	8,055
Anheuser-Busch InBev ADR	85,244	11,202
Archer-Daniels-Midland	148,154	6,248
Bunge	31,232	1,850
Clorox	53,141	6,652
Coca-Cola	84,125	3,560
ConAgra Foods	54,663	2,575
Constellation Brands, Cl A	84,705	14,103
Costco Wholesale	111,223	16,963
CVS Health	185,772	16,532
Dr Pepper Snapple Group	25,908	2,366
General Mills	16,297	1,041
Hershey	3,593	343
Hormel Foods	20,520	778
Ingredion	40,323	5,365
JM Smucker	34,455	4,670
Kimberly-Clark	51,071	6,442
Kraft Heinz	13,143	1,176
Kroger	530,992	15,760
Mead Johnson Nutrition, Cl A	88,188	6,968
Mondelez International, Cl A	122,182	5,364
PepsiCo	3,825	416
Philip Morris International	115,139	11,194
Procter & Gamble	80,986	7,268
Reynolds American	242,984	11,457
Tyson Foods, Cl A	359,376	26,835
Walgreens Boots Alliance	289,947	23,376
Wal-Mart Stores	276,893	19,969

		238,528

Energy — 6.1%
Anadarko Petroleum, Cl A	53,445	3,386
Apache	141,776	9,055
BP ADR (A)	639,751	22,494
Canadian Natural Resources	311,948	9,995
Chevron	213,036	21,926
Concho Resources *	34,048	4,676
Devon Energy	606,496	26,752
Diamond Offshore Drilling *	284,470	5,009
EP Energy, Cl A *(A)	349,551	1,531

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Exxon Mobil	164,776	$14,382
FMC Technologies *	105,032	3,116
Helmerich & Payne (A)	52,920	3,561
Hess	52,408	2,810
HollyFrontier	163,780	4,013
Kinder Morgan	704,998	16,307
Marathon Oil	290,425	4,592
Marathon Petroleum	270,012	10,960
Occidental Petroleum	33,020	2,408
Phillips 66	151,255	12,184
Royal Dutch Shell ADR, Cl A	42,286	2,117
Southwestern Energy *(A)	1,163,610	16,104
Teekay Shipping (A)	146,650	1,131
Tesoro	62,488	4,972
Valero Energy	245,630	13,018
Williams	102,633	3,154

		219,653

Financials — 13.8%
Aflac	255,654	18,374
Allstate	59,438	4,112
Ally Financial	156,993	3,057
American Financial Group	39,790	2,984
American International Group	232,082	13,772
Ameriprise Financial	82,444	8,225
Assurant	132,522	12,225
Bank of America	2,378,236	37,219
BB&T	41,703	1,573
Berkshire Hathaway, Cl B *	148,096	21,395
Blackstone Group (B)	116,035	2,962
Capital One Financial	113,167	8,129
CIT Group	106,074	3,850
Citigroup	379,987	17,947
CME Group	87,815	9,178
Cullen/Frost Bankers (A)	37,402	2,691
Discover Financial Services	241,586	13,662
Everest Re Group	57,218	10,870
Fifth Third Bancorp (A)	478,279	9,786
Franklin Resources	88,854	3,161
Goldman Sachs Group	21,644	3,490
Hartford Financial Services Group	101,910	4,364
Huntington Bancshares	321,477	3,170
Intercontinental Exchange	72,626	19,563
Invesco	126,803	3,965
JPMorgan Chase	651,575	43,388
KeyCorp	816,571	9,938
KKR, Cl Miscellaneous (B)	593,261	8,460
Lincoln National	182,558	8,577
Marsh & McLennan	102,651	6,903
MetLife	591,627	26,286
MFA Financial ‡	161,550	1,208
Morgan Stanley	311,935	10,001

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PNC Financial Services Group	124,968	$11,258
Popular	193,445	7,393
Principal Financial Group, Cl A	139,391	7,180
Progressive	44,272	1,395
Prudential Financial	125,547	10,251
Radian Group	138,469	1,876
Regions Financial	507,300	5,007
Reinsurance Group of America, Cl A	61,098	6,595
S&P Global	23,272	2,945
Santander Consumer USA Holdings *	691,937	8,414
Starwood Property Trust ‡	153,603	3,459
State Street	165,424	11,518
SunTrust Banks	142,000	6,220
Synchrony Financial	39,416	1,104
Travelers	120,419	13,794
Two Harbors Investment ‡	456,366	3,893
Unum Group	155,168	5,479
Validus Holdings	28,272	1,408
Voya Financial	615,401	17,736
Wells Fargo	427,725	18,940

		500,350

Health Care — 13.7%
Abbott Laboratories	99,343	4,201
AbbVie	206,293	13,011
Aetna, Cl A	79,792	9,212
Alexion Pharmaceuticals *	79,977	9,800
Allergan *	89,650	20,647
AmerisourceBergen	97,471	7,874
Amgen, Cl A	120,417	20,087
Anthem	91,456	11,460
AstraZeneca ADR (A)	146,056	4,799
Baxter International	180,158	8,575
Becton Dickinson	43,917	7,893
Biogen *	176,222	55,163
Boston Scientific *	218,646	5,204
Bruker BioSciences	114,861	2,602
C.R. Bard	30,808	6,910
Cardinal Health	83,112	6,458
Celgene, Cl A *	340,478	35,590
Centene *	39,088	2,617
Charles River Laboratories International *	14,173	1,181
Cigna	68,071	8,871
DENTSPLY SIRONA (A)	153,475	9,121
Edwards Lifesciences, Cl A *	47,124	5,681
Endo International *	86,639	1,746
Gilead Sciences	185,910	14,709
HCA Holdings *	144,187	10,905
Hologic *	34,000	1,320
Horizon Pharma *(A)	196,339	3,560
Humana	44,504	7,872
Idexx Laboratories *	72,356	8,157

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Illumina *	55,646	$10,109
IMS Health Holdings *	79,937	2,505
Intuitive Surgical *	7,226	5,238
Ionis Pharmaceuticals *	109,925	4,028
Jazz Pharmaceuticals *	16,083	1,954
Johnson & Johnson	224,386	26,507
Mallinckrodt *	75,667	5,280
McKesson	33,384	5,567
Merck	290,561	18,134
Mettler Toledo International *	2,765	1,161
Mylan *	89,707	3,420
Novo Nordisk ADR	326,982	13,599
Pfizer	706,138	23,917
Quest Diagnostics	12,728	1,077
Quintiles Transnational *	134,735	10,922
Regeneron Pharmaceuticals *	24,257	9,752
Teva Pharmaceutical Industries ADR	148,926	6,852
United Therapeutics *	47,682	5,630
UnitedHealth Group	127,790	17,891
Universal Health Services, Cl B	10,672	1,315
Vertex Pharmaceuticals *	42,616	3,716
Zimmer Biomet Holdings	82,010	10,663
Zoetis, Cl A	43,368	2,255

		496,718

Industrials — 7.3%
3M	52,661	9,280
Acuity Brands	17,836	4,719
AECOM *	38,691	1,150
AerCap Holdings *	231,360	8,905
AGCO	52,600	2,594
Alaska Air Group	181,446	11,950
American Airlines Group	251,322	9,201
BE Aerospace	20,939	1,082
BWX Technologies, Cl W	37,080	1,423
C.H. Robinson Worldwide	31,918	2,249
Caterpillar, Cl A	47,565	4,222
Deere (A)	31,142	2,658
Delta Air Lines, Cl A	448,474	17,652
Eaton	239,695	15,750
FedEx	20,626	3,603
Fluor	99,000	5,081
General Dynamics	19,797	3,072
General Electric	224,840	6,660
Huntington Ingalls Industries, Cl A	63,273	9,707
Illinois Tool Works (A)	117,212	14,047
Lockheed Martin	35,370	8,479
ManpowerGroup	18,167	1,313
Masco	39,457	1,354
Nielsen Holdings	171,337	9,179
Norfolk Southern	64,160	6,227
Northrop Grumman	88,312	18,894

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oshkosh Truck	98,940	$5,541
Owens Corning	28,000	1,495
Raytheon	135,818	18,489
Roper Technologies	24,000	4,379
RR Donnelley & Sons	93,388	1,468
Southwest Airlines, Cl A	233,769	9,091
Spirit AeroSystems Holdings, Cl A *	31,308	1,394
SPX *	206,472	4,158
SPX FLOW *	145,067	4,485
Terex	202,319	5,141
Textron	18,331	729
TransDigm Group *	7,723	2,233
Trinity Industries	142,401	3,443
United Continental Holdings *	219,507	11,518
USG *	38,000	982
Waste Management	18,232	1,163
WW Grainger (A)	30,341	6,822

		262,982

Information Technology — 23.6%
Accenture, Cl A	96,547	11,795
Activision Blizzard	225,719	9,999
Adobe Systems *	144,353	15,668
Alphabet, Cl A *	72,514	58,306
Alphabet, Cl C *	31,880	24,780
Amdocs	87,071	5,037
Apple	329,490	37,249
Applied Materials	507,844	15,311
Automatic Data Processing	65,350	5,764
Broadcom	35,768	6,171
Brocade Communications Systems	213,029	1,966
CA	81,679	2,702
Cisco Systems	518,629	16,451
Citrix Systems *	61,566	5,247
Cognizant Technology Solutions, Cl A *	90,285	4,307
Computer Sciences	28,981	1,513
CoreLogic *	19,431	762
Corning, Cl B	234,159	5,538
Dell Technologies - VMware, Cl V *	1	—
DST Systems	11,635	1,372
eBay *	1,003,808	33,025
Electronic Arts *	396,259	33,841
Facebook, Cl A *	430,310	55,196
First Solar *	102,904	4,064
FleetCor Technologies *	41,862	7,273
Genpact *	160,287	3,839
Harris	25,220	2,310
Hewlett Packard Enterprise	1,248,924	28,413
HP	787,986	12,237
Ingram Micro, Cl A *	158,717	5,660
Intel	570,596	21,540
International Business Machines	70,641	11,221

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intuit	156,005	$17,162
Jabil Circuit	58,700	1,281
Juniper Networks	66,060	1,589
Keysight Technologies *	333,391	10,565
Lam Research (A)	22,006	2,084
Lexmark International, Cl A	59,121	2,362
LinkedIn, Cl A *	10,951	2,093
Marvell Technology Group	578,567	7,678
MasterCard, Cl A	394,592	40,158
Microchip Technology (A)	35,826	2,226
Micron Technology *	1,497,104	26,619
Microsoft	834,465	48,065
Motorola Solutions	25,730	1,963
Nuance Communications *	67,888	984
Oracle, Cl B	334,529	13,140
PayPal Holdings *	706,306	28,937
Qualcomm	809,951	55,482
Rackspace Hosting *	152,258	4,825
Red Hat *	16,812	1,359
salesforce.com *	15,984	1,140
Seagate Technology	112,151	4,323
ServiceNow *	18,268	1,446
Skyworks Solutions	160,949	12,255
Symantec, Cl A	433,589	10,883
Tableau Software, Cl A *	45,010	2,488
Tech Data *	22,300	1,889
Tencent Holdings ADR	508,111	14,164
Teradata *	50,205	1,556
Texas Instruments	211,061	14,812
VeriSign *(A)	91,384	7,150
Visa, Cl A	556,476	46,021
Vishay Intertechnology	88,686	1,250
Western Digital	128,989	7,542
Western Union	109,331	2,276
Xerox	392,593	3,977
Yelp, Cl A *	51,177	2,134
Zynga, Cl A *	591,995	1,723

		854,158

Materials — 3.6%
Cabot	99,097	5,194
Celanese, Ser A	28,298	1,884
Cemex ADR *	1,944,078	15,436
Domtar	28,000	1,040
Dow Chemical, Cl A (A)	250,839	13,001
Eastman Chemical	133,827	9,057
Ecolab	48,941	5,957
Freeport-McMoRan, Cl B *	229,050	2,488
Huntsman	312,058	5,077
Ingevity *	14,131	651
International Paper	408,052	19,578
Louisiana-Pacific *	240,753	4,533

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
LyondellBasell Industries, Cl A	171,434	$13,828
Mosaic	186,525	4,562
Nucor	66,958	3,311
Owens-Illinois *	225,590	4,149
Reliance Steel & Aluminum	65,718	4,734
Sealed Air	22,988	1,053
Sherwin-Williams, Cl A	39,129	10,825
Westlake Chemical	14,664	785
WestRock	84,787	4,110

		131,253

Real Estate — 2.1%
Brandywine Realty Trust ‡	185,374	2,896
CBL & Associates Properties ‡	361,216	4,385
CBRE Group, Cl A *	32,365	906
Columbia Property Trust ‡	46,664	1,045
Corporate Office Properties Trust ‡	203,059	5,757
Crown Castle International ‡	320,212	30,167
Equinix ‡	48,540	17,486
Hospitality Properties Trust ‡	97,540	2,899
Host Hotels & Resorts ‡	135,804	2,114
NorthStar Realty Finance ‡	260,207	3,427
Outfront Media ‡	134,267	3,175
Public Storage ‡	4,106	916
Simon Property Group ‡	6,723	1,392
Weyerhaeuser ‡	41,353	1,321

		77,886

Telecommunication Services — 1.4%
AT&T	348,990	14,172
China Mobile ADR	107,908	6,639
SBA Communications, Cl A *	51,639	5,792
Verizon Communications	483,896	25,153

		51,756

Utilities — 2.5%
Ameren	113,300	5,572
American Electric Power	179,636	11,534
Calpine *	387,320	4,896
Centerpoint Energy	201,621	4,684
Consolidated Edison	18,914	1,424
Edison International	234,583	16,949
Entergy	131,055	10,056
Exelon	612,172	20,379
Public Service Enterprise Group	316,913	13,269
WEC Energy Group	57,461	3,441

		92,204

Total Common Stock (Cost $2,151,810) ($ Thousands)		3,399,341

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Large Cap Fund (Concluded)

Description	Number of Rights	Market Value ($ Thousands)

RIGHTS — 0.0%
United States — 0.0%
Safeway CVR - Casa Ley *‡‡	107,954	$110
Safeway CVR - PDC *‡‡	107,954	5

Total Rights (Cost $—) ($ Thousands)		115

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.237%, 10/20/2016 (C) (D)	$1,005	1,005

Total U.S. Treasury Obligation (Cost $1,005) ($ Thousands)		1,005

	Shares

AFFILIATED PARTNERSHIP — 3.1%
SEI Liquidity Fund, L.P.
0.440% **†(E)	111,916,706	111,917

Total Affiliated Partnership (Cost $111,917) ($ Thousands)		111,917

CASH EQUIVALENT — 6.1%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	222,381,770	222,382

Total Cash Equivalent (Cost $222,382) ($ Thousands)		222,382

Total Investments — 103.0% (Cost $2,487,114) ($ Thousands)		$3,734,760

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	146	Dec-2016	$23
S&P Mid Cap 400 Index E-MINI	12	Dec-2016	–

			$23

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $3,625,346 ($ Thousands).
*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $110,925 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2016, such securities amounted to $11,422 ($ Thousands), or 0.32% of Net Assets (see Note 2).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $111,917 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

S&P— Standard & Poor's

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,399,341	$–	$–	$3,399,341
Rights	–	115	–	115
U.S. Treasury Obligation	–	1,005	–	1,005
Affiliated Partnership	–	111,917	–	111,917
Cash Equivalent	222,382	–	–	222,382

Total Investments in Securities	$3,621,723	$113,037	$–	$3,734,760

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$23	$—	$—	$23

Total Other Financial Instruments	$23	$—	$—	$23

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

S&P 500 Index Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.0%

Consumer Discretionary — 12.0%
Advance Auto Parts	2,500	$373
Amazon.com, Cl A *	13,504	11,307
Autonation *	2,526	123
Autozone *	994	764
Bed Bath & Beyond	5,333	230
Best Buy	9,254	353
BorgWarner	6,500	229
CarMax *	6,800	363
Carnival	15,184	741
CBS, Cl B	14,295	782
Charter Communications, Cl A *	7,500	2,025
Chipotle Mexican Grill, Cl A *	1,004	425
Coach	9,619	352
Comcast, Cl A	82,348	5,463
Darden Restaurants	4,018	246
Delphi Automotive	9,400	670
Discovery Communications, Cl A *	5,300	143
Discovery Communications, Cl C *	7,100	187
Dollar General	9,000	630
Dollar Tree *	8,154	644
DR Horton	11,358	343
Expedia	4,055	473
Foot Locker, Cl A	4,700	318
Ford Motor	134,937	1,629
Gap	8,031	179
Garmin	3,705	178
General Motors	48,413	1,538
Genuine Parts	5,136	516
Goodyear Tire & Rubber	9,393	303
H&R Block	7,713	179
Hanesbrands	13,000	328
Harley-Davidson, Cl A	6,208	326
Harman International Industries, Cl A	2,462	208
Hasbro	3,896	309
Home Depot	42,409	5,457
Interpublic Group	13,801	308
Johnson Controls International	32,809	1,527
Kohl's	6,356	278
L Brands	8,527	603
Leggett & Platt	4,759	217
Lennar, Cl A	6,216	263
LKQ *	10,700	379
Lowe's	29,849	2,155
Macy's	10,664	395
Marriott International, Cl A	11,224	756
Mattel	11,731	355
McDonald's	29,483	3,401
Michael Kors Holdings *	6,200	290
Mohawk Industries *	2,200	441
NetFlix *	14,800	1,459
Newell Brands, Cl B	15,855	835

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
News, Cl A	13,375	$187
News, Cl B	4,000	57
Nike, Cl B	45,994	2,422
Nordstrom (A)	4,107	213
Omnicom Group	8,204	697
O'Reilly Automotive *	3,300	924
Priceline Group *	1,657	2,438
PulteGroup	10,999	220
PVH	2,800	309
Ralph Lauren, Cl A	2,005	203
Ross Stores	13,836	890
Royal Caribbean Cruises	5,800	435
Scripps Networks Interactive, Cl A	3,300	210
Signet Jewelers	2,700	201
Staples	22,636	194
Starbucks	50,634	2,741
Target, Cl A	19,528	1,341
TEGNA	7,747	169
Tiffany (A)	3,778	274
Time Warner	26,525	2,112
TJX	22,843	1,708
Tractor Supply	4,600	310
TripAdvisor *	3,955	250
Twenty-First Century Fox ADR, Cl A	35,959	871
Twenty-First Century Fox, Cl B	14,900	369
Ulta Salon Cosmetics & Fragrance *	2,100	500
Under Armour, Cl A *(A)	6,205	240
Under Armour, Cl C *	6,249	212
Urban Outfitters *	3,100	107
VF	11,465	643
Viacom, Cl B	12,001	457
Walt Disney	50,644	4,703
Whirlpool	2,605	422
Wyndham Worldwide	3,902	263
Wynn Resorts (A)	2,800	273
Yum! Brands	12,770	1,160

		80,721

Consumer Staples — 9.5%
Altria Group	66,973	4,235
Archer-Daniels-Midland	20,275	855
Brown-Forman, Cl B	5,892	280
Campbell Soup	6,184	338
Church & Dwight	8,600	412
Clorox	4,442	556
Coca-Cola	133,949	5,669
Colgate-Palmolive	30,895	2,291
ConAgra Foods	13,965	658
Constellation Brands, Cl A	6,100	1,016
Costco Wholesale	15,118	2,306
CVS Health	36,852	3,279
Dr Pepper Snapple Group	6,400	584

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Estee Lauder, Cl A	7,700	$682
General Mills	20,586	1,315
Hershey	4,812	460
Hormel Foods	9,408	357
JM Smucker	4,153	563
Kellogg	8,767	679
Kimberly-Clark	12,403	1,565
Kraft Heinz	20,608	1,845
Kroger	33,036	980
McCormick	3,966	396
Mead Johnson Nutrition, Cl A	6,434	508
Molson Coors Brewing, Cl B	6,351	697
Mondelez International, Cl A	53,620	2,354
Monster Beverage *	4,518	663
PepsiCo	49,307	5,363
Philip Morris International	53,387	5,190
Procter & Gamble	92,231	8,278
Reynolds American	28,642	1,350
SYSCO, Cl A	17,720	868
Tyson Foods, Cl A	10,403	777
Walgreens Boots Alliance	29,257	2,359
Wal-Mart Stores	51,861	3,740
Whole Foods Market	11,209	318

		63,786

Energy — 6.9%
Anadarko Petroleum, Cl A	17,685	1,121
Apache	13,100	837
Baker Hughes	14,349	724
Cabot Oil & Gas	15,913	411
Chesapeake Energy *(A)	17,822	112
Chevron	64,800	6,669
Cimarex Energy	3,304	444
Concho Resources *	4,500	618
ConocoPhillips	42,760	1,859
Devon Energy	18,113	799
EOG Resources	18,997	1,837
EQT	5,905	429
Exxon Mobil	142,846	12,468
FMC Technologies *	7,900	234
Halliburton	29,742	1,335
Helmerich & Payne (A)	3,805	256
Hess	9,175	492
Kinder Morgan	66,382	1,535
Marathon Oil	29,556	467
Marathon Petroleum	18,364	745
Murphy Oil	5,772	175
National Oilwell Varco, Cl A	12,968	476
Newfield Exploration *	6,900	300
Noble Energy	14,900	533
Occidental Petroleum	26,064	1,901
Oneok	7,309	376

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Phillips 66	15,375	$1,238
Pioneer Natural Resources	5,604	1,040
Range Resources	6,000	232
Schlumberger, Cl A	48,000	3,775
Southwestern Energy *	16,400	227
Spectra Energy	23,661	1,012
Tesoro	4,100	326
Transocean *(A)	12,000	128
Valero Energy	15,608	827
Williams	23,669	727

		46,685

Financials — 12.3%
Affiliated Managers Group *	1,900	275
Aflac	14,317	1,029
Allstate	12,959	897
American Express	26,428	1,692
American International Group	35,130	2,085
Ameriprise Financial	5,684	567
Aon	9,129	1,027
Arthur J. Gallagher	6,200	315
Assurant	2,105	194
Bank of America	349,945	5,477
Bank of New York Mellon	37,199	1,484
BB&T	28,306	1,068
Berkshire Hathaway, Cl B *	65,169	9,415
BlackRock	4,161	1,508
Capital One Financial	17,166	1,233
Charles Schwab	40,936	1,292
Chubb	16,034	2,015
Cincinnati Financial	5,183	391
Citigroup	99,551	4,702
Citizens Financial Group	18,300	452
CME Group	11,740	1,227
Comerica	6,092	288
Discover Financial Services	13,630	771
E*Trade Financial *	9,552	278
Fifth Third Bancorp	26,511	542
Franklin Resources	11,650	414
Goldman Sachs Group	13,065	2,107
Hartford Financial Services Group	13,586	582
Huntington Bancshares	37,014	365
Intercontinental Exchange	4,081	1,099
Invesco	14,400	450
JPMorgan Chase	124,000	8,257
KeyCorp	37,283	454
Legg Mason	2,705	91
Leucadia National	11,713	223
Lincoln National	8,298	390
Loews	9,262	381
M&T Bank	5,525	641
Marsh & McLennan	18,059	1,214

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MetLife	37,939	$1,686
Moody's	5,708	618
Morgan Stanley	50,161	1,608
Nasdaq, Cl A	3,900	263
Navient	11,343	164
Northern Trust	7,409	504
People's United Financial	11,000	174
PNC Financial Services Group	16,684	1,503
Principal Financial Group, Cl A	9,357	482
Progressive	20,285	639
Prudential Financial	15,266	1,247
Regions Financial	41,963	414
S&P Global	9,121	1,154
State Street	12,691	884
SunTrust Banks	17,296	758
Synchrony Financial	26,663	747
T. Rowe Price Group	8,608	572
Torchmark, Cl A	3,839	245
Travelers	10,056	1,152
Unum Group	8,161	288
US Bancorp	54,923	2,356
Wells Fargo	155,815	6,900
Willis Towers Watson	4,321	574
XL Group	10,005	336
Zions Bancorporation	7,160	222

		82,382

Health Care — 13.9%
Abbott Laboratories	50,763	2,147
AbbVie	55,868	3,524
Aetna, Cl A	12,107	1,398
Agilent Technologies	11,315	533
Alexion Pharmaceuticals *	7,700	944
Allergan *	13,653	3,144
AmerisourceBergen	6,296	509
Amgen, Cl A	25,864	4,314
Anthem	9,102	1,141
Baxter International	16,935	806
Becton Dickinson	7,358	1,322
Biogen *	7,500	2,348
Boston Scientific *	46,812	1,114
Bristol-Myers Squibb	57,692	3,111
C.R. Bard	2,488	558
Cardinal Health	10,759	836
Celgene, Cl A *	26,513	2,771
Centene *	5,900	395
Cerner *	10,100	624
Cigna	8,871	1,156
Cooper, Cl A	1,700	305
DaVita HealthCare Partners *	5,705	377
DENTSPLY SIRONA	8,109	482
Edwards Lifesciences, Cl A *	7,300	880

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eli Lilly	33,539	$2,692
Endo International *	7,300	147
Express Scripts Holding *	21,870	1,542
Gilead Sciences	45,166	3,573
HCA Holdings *	10,405	787
Henry Schein *	2,800	456
Hologic *	8,500	330
Humana	5,101	902
Illumina *	5,100	926
Intuitive Surgical *	1,320	957
Johnson & Johnson	94,012	11,106
Laboratory Corp of America Holdings *	3,563	490
Mallinckrodt *	3,804	265
McKesson	7,769	1,295
Medtronic	47,772	4,127
Merck	95,174	5,940
Mettler Toledo International *	900	378
Mylan *	14,915	569
Patterson	2,900	133
PerkinElmer	3,740	210
Perrigo	4,904	453
Pfizer	208,656	7,067
Quest Diagnostics	4,924	417
Regeneron Pharmaceuticals *	2,600	1,045
St. Jude Medical	9,856	786
Stryker	10,846	1,263
Thermo Fisher Scientific	13,552	2,156
UnitedHealth Group	32,660	4,572
Universal Health Services, Cl B	3,100	382
Varian Medical Systems *	3,305	329
Vertex Pharmaceuticals *	8,500	741
Waters *	2,797	443
Zimmer Biomet Holdings	6,860	892
Zoetis, Cl A	17,146	892

		93,002

Industrials — 9.6%
3M	20,791	3,664
Acuity Brands	1,500	397
Alaska Air Group	4,300	283
Allegion	3,370	232
American Airlines Group	17,809	652
Ametek	7,700	368
Boeing	20,041	2,640
C.H. Robinson Worldwide	5,005	353
Caterpillar, Cl A	20,206	1,794
Cintas	3,012	339
CSX	32,972	1,006
Cummins	5,444	698
Danaher, Cl A	20,696	1,622
Deere	9,806	837
Delta Air Lines, Cl A	25,313	996

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dover	5,437	$400
Dun & Bradstreet	1,205	165
Eaton	15,515	1,019
Emerson Electric	22,315	1,216
Equifax	4,130	556
Expeditors International of Washington	6,409	330
Fastenal, Cl A	10,009	418
FedEx	8,305	1,451
Flowserve	4,500	217
Fluor	4,744	243
Fortive	10,448	532
Fortune Brands Home & Security	5,300	308
General Dynamics	9,930	1,541
General Electric	307,709	9,114
Honeywell International	26,168	3,051
Illinois Tool Works	11,129	1,334
Ingersoll-Rand	8,904	605
Jacobs Engineering Group *	4,304	223
JB Hunt Transport Services	3,100	252
Kansas City Southern	3,600	336
L-3 Communications Holdings	2,623	395
Lockheed Martin	8,636	2,070
Masco	11,568	397
Nielsen Holdings	11,200	600
Norfolk Southern	10,230	993
Northrop Grumman	6,223	1,331
PACCAR	12,191	717
Parker-Hannifin, Cl A	4,671	586
Pentair	5,466	351
Pitney Bowes	6,475	118
Quanta Services *	5,100	143
Raytheon	10,273	1,398
Republic Services	8,283	418
Robert Half International	4,532	172
Rockwell Automation	4,530	554
Rockwell Collins	4,278	361
Roper Technologies	3,500	639
Ryder System	1,859	123
Snap-on	1,953	297
Southwest Airlines, Cl A	20,862	811
Stanley Black & Decker	5,040	620
Stericycle, Cl A *	2,904	233
Textron	9,307	370
TransDigm Group *	1,700	491
Union Pacific	28,801	2,809
United Continental Holdings *	10,100	530
United Parcel Service, Cl B	23,624	2,583
United Rentals *	3,000	235
United Technologies	26,641	2,707
Verisk Analytics, Cl A *	5,400	439
Waste Management	14,228	907
WW Grainger (A)	1,965	442

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xylem	6,300	$330

		64,362

Information Technology — 20.4%
Accenture, Cl A	21,404	2,615
Activision Blizzard	23,600	1,045
Adobe Systems *	17,241	1,871
Akamai Technologies *	6,104	323
Alliance Data Systems *	2,000	429
Alphabet, Cl A *	10,167	8,175
Alphabet, Cl C *	10,095	7,847
Amphenol, Cl A	10,709	695
Analog Devices	10,599	683
Apple	185,182	20,935
Applied Materials	37,750	1,138
Autodesk, Cl A *	6,717	486
Automatic Data Processing	15,759	1,390
Broadcom	13,646	2,354
CA	10,340	342
Cisco Systems	172,861	5,483
Citrix Systems *	5,342	455
Cognizant Technology Solutions, Cl A *	20,905	997
Corning, Cl B	35,008	828
CSRA	4,838	130
Dell Technologies - VMware, Cl V *	1	—
eBay *	36,649	1,206
Electronic Arts *	10,478	895
F5 Networks, Cl A *	2,300	287
Facebook, Cl A *	79,822	10,239
Fidelity National Information Services, Cl B	11,365	875
First Solar *	2,640	104
Fiserv, Cl A *	7,660	762
Flir Systems	4,800	151
Global Payments	5,300	407
Harris	4,300	394
Hewlett Packard Enterprise	57,591	1,310
HP	58,991	916
Intel	162,363	6,129
International Business Machines	29,846	4,741
Intuit	8,286	912
Juniper Networks	12,200	294
KLA-Tencor	5,471	381
Lam Research (A)	5,522	523
Linear Technology	7,998	474
MasterCard, Cl A	32,813	3,339
Microchip Technology (A)	7,304	454
Micron Technology *	35,969	640
Microsoft	267,789	15,425
Motorola Solutions	5,289	403
NetApp	10,185	365
Nvidia	18,465	1,265
Oracle, Cl B	104,023	4,086

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Paychex	11,169	$646
PayPal Holdings *	37,649	1,542
Qorvo *	4,500	251
Qualcomm	50,754	3,477
Red Hat *	6,300	509
salesforce.com *	22,009	1,570
Seagate Technology	10,200	393
Skyworks Solutions	6,604	503
Symantec, Cl A	21,147	531
TE Connectivity	12,409	799
Teradata *	4,568	142
Texas Instruments	34,366	2,412
Total System Services	5,889	278
VeriSign *(A)	3,300	258
Visa, Cl A	64,718	5,352
Western Digital	9,674	566
Western Union	17,234	359
Xerox	27,706	281
Xilinx	8,809	479
Yahoo! *	30,247	1,304

		136,850

Materials — 2.8%
Air Products & Chemicals	7,526	1,131
Albemarle	3,900	333
Alcoa	45,535	462
Avery Dennison	3,115	242
Ball	5,986	491
CF Industries Holdings	8,150	198
Dow Chemical, Cl A	38,792	2,011
E.I. Du Pont de Nemours	30,148	2,019
Eastman Chemical	5,120	347
Ecolab	9,134	1,112
FMC	4,600	222
Freeport-McMoRan, Cl B *	43,336	471
International Flavors & Fragrances	2,794	399
International Paper	14,274	685
LyondellBasell Industries, Cl A	11,804	952
Martin Marietta Materials, Cl A	2,200	394
Monsanto	15,057	1,539
Mosaic	12,009	294
Newmont Mining	18,325	720
Nucor	10,995	544
Owens-Illinois *	5,600	103
PPG Industries	9,190	950
Praxair	9,699	1,172
Sealed Air	6,728	308
Sherwin-Williams, Cl A	2,716	751
Vulcan Materials	4,649	529
WestRock	8,784	426

		18,805

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Real Estate — 2.9%
American Tower, Cl A ‡	14,700	$1,666
Apartment Investment & Management, Cl A ‡	5,539	254
AvalonBay Communities ‡	4,708	837
Boston Properties ‡	5,300	722
CBRE Group, Cl A *	10,209	286
Crown Castle International ‡	11,604	1,093
Digital Realty Trust, Cl A ‡	5,100	495
Equinix ‡	2,356	849
Equity Residential ‡	12,644	813
Essex Property Trust ‡	2,200	490
Extra Space Storage ‡	4,400	349
Federal Realty Investment Trust ‡	2,400	370
General Growth Properties ‡	20,200	558
HCP ‡	16,100	611
Host Hotels & Resorts ‡	26,074	406
Iron Mountain ‡	8,238	309
Kimco Realty ‡	14,313	414
Macerich ‡	4,404	356
ProLogis ‡	18,200	974
Public Storage ‡	5,033	1,123
Realty Income ‡	8,600	576
Simon Property Group ‡	10,906	2,258
SL Green Realty ‡	3,500	378
UDR ‡	9,200	331
Ventas ‡	11,632	822
Vornado Realty Trust ‡	5,777	585
Welltower ‡	12,300	920
Weyerhaeuser ‡	25,961	829

		19,674

Telecommunication Services — 2.5%
AT&T	211,959	8,608
CenturyTel	18,870	518
Frontier Communications	40,960	170
Level 3 Communications *	10,000	464
Verizon Communications	140,296	7,292

		17,052

Utilities — 3.2%
AES	22,790	293
Alliant Energy	7,900	303
Ameren	8,453	416
American Electric Power	17,015	1,092
American Water Works	6,200	464
Centerpoint Energy	14,885	346
CMS Energy	9,601	403
Consolidated Edison	10,533	793
Dominion Resources	21,240	1,577
DTE Energy	6,245	585
Duke Energy	23,816	1,906
Edison International	11,257	813

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

S&P 500 Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Entergy	6,164	$473
Eversource Energy	11,035	598
Exelon	31,955	1,064
FirstEnergy	14,723	487
NextEra Energy	15,920	1,947
NiSource	11,192	270
NRG Energy	11,113	125
PG&E	17,129	1,048
Pinnacle West Capital	3,849	292
PPL	23,371	808
Public Service Enterprise Group	17,530	734
SCANA	5,004	362
Sempra Energy	8,170	876
Southern	33,835	1,736
WEC Energy Group	10,919	654
Xcel Energy	17,636	726

		21,191

Total Common Stock (Cost $321,045) ($ Thousands)		644,510

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.421%, 03/02/2017 (B)(C)	$525	524
0.292%, 12/08/2016 (B)(C)	280	280

Total U.S. Treasury Obligations (Cost $804) ($ Thousands)		804

	Shares

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P.
0.440% **†(D)	3,172,128	3,172

Total Affiliated Partnership (Cost $3,172) ($ Thousands)		3,172

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	15,140,528	15,141

Total Cash Equivalent (Cost $15,141) ($ Thousands)		15,141

Total Investments — 98.9% (Cost $340,162) ($ Thousands)		$663,627

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	160	Dec-2016	$304

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $670,972 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $3,131 ($ Thousands).
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $3,172 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor's

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$644,510	$–	$–	$644,510
U.S. Treasury Obligations	–	804	–	804
Affiliated Partnership	–	3,172	–	3,172
Cash Equivalent	15,141	–	–	15,141

Total Investments in Securities	$659,651	$3,976	$–	$663,627

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$304	$—	$—	$304

Total Other Financial Instruments	$304	$—	$—	$304

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Consumer Discretionary — 10.9%
2U *	30,962	$1,186
American Axle & Manufacturing Holdings *	40,634	700
American Eagle Outfitters (A)	30,994	554
Big Lots	64,093	3,060
Bloomin' Brands	40,646	701
Bright Horizons Family Solutions *	42,498	2,843
Buffalo Wild Wings *	4,399	619
Callaway Golf	99,851	1,159
Carrols Restaurant Group *	27,658	365
Cavco Industries *(A)	2,934	291
Century Communities *	30,103	647
Cooper Tire & Rubber	24,846	945
Cooper-Standard Holding *	9,897	978
Core-Mark Holding, Cl A (A)	59,294	2,123
Cracker Barrel Old Country Store (A)	1,589	210
CROCS *	51,875	431
Dave & Buster's Entertainment *	17,149	672
Del Taco Restaurants *(A)	52,112	621
Destination XL Group *	41,000	178
Express *	33,947	400
Fiesta Restaurant Group *	147,779	3,547
Five Below *(A)	20,824	839
Hooker Furniture	2,893	71
IMAX *(A)	16,626	482
Installed Building Products *	15,697	563
J Alexander's Holdings *	2,750	28
Jack in the Box	37,181	3,567
Libbey	144,553	2,580
Lithia Motors, Cl A (A)	9,355	894
Lumber Liquidators Holdings *(A)	34,956	688
Marriott Vacations Worldwide	22,611	1,658
Matthews International, Cl A	33,724	2,049
MDC Partners, Cl A (A)	353,676	3,791
Monro Muffler	26,893	1,645
NACCO Industries, Cl A	153	10
National CineMedia	81,267	1,196
Nexstar Broadcasting Group, Cl A (A)	12,480	720
Nutrisystem	22,883	679
Ollie's Bargain Outlet Holdings *	22,442	588
Planet Fitness, Cl A *(A)	71,969	1,444
Pool	19,540	1,847
Ruth's Chris Steak House	47,615	672
Select Comfort *	45,422	981
Sequential Brands Group *(A)	104,870	839
Shoe Carnival	25,419	678
SodaStream International *(A)	38,605	1,025
Steven Madden *	83,077	2,871
Strayer Education *	221	10
Superior Industries International	21,373	623
Tempur-Pedic International *(A)	11,571	657
Tenneco *	9,985	582

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Texas Roadhouse, Cl A	51,009	$1,991
Tile Shop Holdings *(A)	32,638	540
Tilly's, Cl A *	23,604	222
Tower International	6,660	160
Visteon *	15,475	1,109
William Lyon Homes, Cl A *	104,006	1,929
Wolverine World Wide	35,286	813
ZAGG *	32,647	264
Zoe's Kitchen *(A)	15,779	350

		63,885

Consumer Staples — 2.8%
Andersons	38,760	1,402
B&G Foods, Cl A	37,869	1,862
Cal-Maine Foods *(A)	11,445	441
Central Garden & Pet, Cl A *	61,871	1,534
Chefs' Warehouse Holdings *	46,991	524
Dean Foods (A)	31,055	509
Fresh Del Monte Produce	18,614	1,115
Freshpet *	113,313	980
Ingredion	5,000	665
John B Sanfilippo & Son	12,062	619
Landec *	110,729	1,485
Omega Protein *	81,388	1,902
Performance Food Group *	45,286	1,123
Sanderson Farms (A)	11,435	1,102
Snyder's-Lance	14,520	488
SUPERVALU *	114,535	572

		16,323

Energy — 4.5%
Alberta Oilsands *	184,500	17
Approach Resources, Cl A *(A)	144,968	490
Ardmore Shipping	71,555	504
Atwood Oceanics, Cl A *(A)	61,558	535
Bill Barrett *(A)	83,827	466
CARBO Ceramics *(A)	108,511	1,187
Carrizo Oil & Gas *	55,373	2,249
Clayton Williams Energy *(A)	7,604	650
Dril-Quip *(A)	7,838	437
Eclipse Resources *	176,317	580
Gulfport Energy *	68,633	1,939
Matrix Service *	56,537	1,061
Oil States International *	45,587	1,439
Pacific Ethanol *(A)	111,576	771
Patterson-UTI Energy (A)	35,463	793
PBF Energy, Cl A	126,720	2,869
PDC Energy, Cl A *	8,195	549
Resolute Energy *	28,961	755
Scorpio Tankers (A)	320,855	1,486
Seadrill *(A)	178,967	424
Southwestern Energy *	91,817	1,271

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
StealthGas *(A)	99,434	$344
Superior Energy Services *	45,515	815
Synergy Resources *	94,683	656
TETRA Technologies *	241,658	1,476
Tidewater, Cl A *(A)	298,845	843
Transocean *(A)	44,803	478
Western Refining	28,485	754
Westmoreland Coal *(A)	97,326	862

		26,700

Financials — 14.0%
American Capital Agency, Cl A ‡	27,927	546
American Equity Investment Life Holding	115,931	2,055
Argo Group International Holdings	53,181	3,000
Axis Capital Holdings	14,697	799
Banc of California (A)	61,674	1,077
Bancorp *	164,563	1,057
Capitol Federal Financial	185,603	2,611
Central Pacific Financial	93,659	2,359
Chemical Financial (A)	17,958	793
CNO Financial Group (A)	85,630	1,308
Colony Capital, Cl A ‡	3,686	67
Customers Bancorp *	79,837	2,009
Employers Holdings	26,238	783
Evercore Partners, Cl A	12,470	642
Everest Re Group	2,650	503
FBL Financial Group, Cl A (A)	3,392	217
FBR	74,075	981
Fidelity Southern	1,096	20
First Commonwealth Financial (A)	186,262	1,879
First Foundation *	38,156	941
First Interstate BancSystem, Cl A	18,580	585
FNB (Pennsylvania)	257,388	3,166
FNFV Group *	111,737	1,394
Fulton Financial	84,159	1,222
Great Western Bancorp	61,313	2,043
Green Dot, Cl A *	161,841	3,732
Hanover Insurance Group, Cl A	39,334	2,967
Houlihan Lokey, Cl A	38,115	955
IBERIABANK	24,660	1,655
Independent Bank	2,893	49
Infinity Property & Casualty (A)	111	9
International. FCStone *	6,193	241
Investors Bancorp	260,858	3,133
KCG Holdings, Cl A *	55,392	860
Kearny Financial	88,105	1,199
Kemper, Cl A	50,300	1,978
Maiden Holdings	168,927	2,144
Meridian Bancorp	148,390	2,310
MGIC Investment *	63,913	511
National Bank Holdings, Cl A	74,498	1,741
Northfield Bancorp	141,191	2,273

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
OFG Bancorp	302,636	$3,060
Popular	68,678	2,625
ProAssurance	10,285	540
Selective Insurance Group	26,441	1,054
Signature Bank, Cl B *	5,568	660
State Bank Financial	96,720	2,207
Towne Bank	1,290	31
Two Harbors Investment ‡	231,809	1,977
United Community Banks	111,286	2,339
United Fire Group	11,803	500
Voya Financial	36,310	1,046
Webster Financial	39,300	1,494
Western Alliance Bancorp *	48,916	1,836
White Mountains Insurance Group	635	527
Wintrust Financial	79,383	4,411

		82,121

Health Care — 14.0%
ABIOMED *	4,616	593
Acadia Healthcare, Cl A *(A)	11,337	562
Accuray *(A)	401,988	2,561
Adamas Pharmaceuticals *	31,166	511
Advaxis *	36,936	395
Aerie Pharmaceuticals *	14,114	533
Aimmune Therapeutics *(A)	12,736	191
Akorn *	37,677	1,027
Alder Biopharmaceuticals *(A)	20,909	685
Align Technology *	8,175	766
AMAG Pharmaceuticals *(A)	136,710	3,351
Amedisys *	11,119	527
AMN Healthcare Services *	91,839	2,927
Amsurg *	7,241	485
Analogic	29,849	2,645
Audentes Therapeutics *	30,016	535
BioDelivery Sciences International *	455,902	1,231
Cambrex *	11,193	498
Capital Senior Living *	124,007	2,083
CoLucid Pharmaceuticals *(A)	17,653	673
Community Health Systems *(A)	162,949	1,880
Cotiviti Holdings *	18,007	604
Cynosure, Cl A *	76,795	3,912
Dermira *	16,133	546
DexCom *	5,953	522
Diplomat Pharmacy *(A)	21,000	588
Emergent BioSolutions *(A)	27,301	861
Ensign Group (A)	25,787	519
Exelixis *(A)	37,180	476
Five Prime Therapeutics *	13,593	713
Flamel Technologies ADR *	143,234	1,776
Glaukos *	22,378	845
Globus Medical, Cl A *(A)	122,619	2,767
ICON *	10,548	816

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Integra LifeSciences Holdings *	89,949	$7,425
Kindred Healthcare	128,908	1,317
Lannett *(A)	110,280	2,930
LHC Group *	18,889	697
Ligand Pharmaceuticals *	39,138	3,994
Masimo *	9,662	575
Medicines *(A)	8,910	336
Molina Healthcare *(A)	61,824	3,606
Myriad Genetics *	29,658	610
NeoGenomics *	60,484	497
Nevro *	14,684	1,533
Omnicell *	14,633	560
PDL BioPharma *	181,096	607
Penumbra *	13,769	1,046
PharMerica *	27,431	770
Premier, Cl A *	19,004	615
Prestige Brands Holdings, Cl A *	96,657	4,666
Puma Biotechnology *	8,131	545
Quality Systems *	35,978	407
Radius Health *	9,830	532
Sage Therapeutics *	6,962	321
Sarepta Therapeutics *	9,572	588
Supernus Pharmaceuticals *	77,055	1,906
Surgical Care Affiliates *	11,199	546
TESARO *(A)	6,503	652
Trinity Biotech ADR *	130,160	1,721
Triple-S Management, Cl B *	30,403	667
Ultragenyx Pharmaceutical *(A)	6,948	493
Vocera Communications *	61,938	1,047
WellCare Health Plans *	5,101	597
Zeltiq Aesthetics *	18,611	730

		82,140

Industrials — 16.0%
Acacia Research *	201,045	1,311
ACCO Brands *	231,183	2,229
Actuant, Cl A	12,300	286
Air Transport Services Group *	70,450	1,011
Apogee Enterprises	70,919	3,169
ARC Document Solutions *	136,300	510
Astec Industries	9,372	561
Atlas Air Worldwide Holdings *	80,224	3,435
Babcock & Wilcox Enterprises *	36,887	609
Barnes Group	52,235	2,118
BWX Technologies, Cl W	50,530	1,939
Carlisle	14,061	1,442
Celadon Group (A)	78,429	686
CIRCOR International (A)	19,798	1,179
Comfort Systems USA	19,697	577
Covanta Holding	30,500	469
Crane, Cl A	37,820	2,383
Curtiss-Wright	12,230	1,114

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Deluxe	26,389	$1,763
DXP Enterprises *	28,470	803
Dycom Industries *	8,322	681
EMCOR Group	52,082	3,105
Energy Recovery *	36,809	588
Engility Holdings *	30,135	949
Ennis	29,919	504
Essendant	38,507	790
Forward Air	27,595	1,194
Franklin Electric (A)	30,327	1,235
FreightCar America, Cl A (A)	120,465	1,732
Generac Holdings *(A)	18,000	653
Genesee & Wyoming, Cl A *	10,825	746
Gibraltar Industries *	16,851	626
Global Brass & Copper Holdings	19,424	561
Great Lakes Dredge & Dock *	446,800	1,564
Greenbrier (A)	19,045	672
H&E Equipment Services	42,084	705
Hawaiian Holdings *	17,143	833
Hexcel, Cl A	15,616	692
Huron Consulting Group *(A)	43,691	2,611
ICF International, Cl A *	71,884	3,186
IDEX	12,447	1,165
InnerWorkings *	104,853	988
ITT	34,190	1,225
John Bean Technologies, Cl A	18,338	1,294
KBR	69,839	1,057
Keyw Holding, Cl A *(A)	68,116	752
Kirby *(A)	11,675	726
Korn/Ferry International	38,131	801
LB Foster, Cl A	102,020	1,225
Lincoln Electric Holdings	12,610	790
Manitowoc	99,038	474
MasTec *	78,388	2,331
Matson (A)	15,508	619
Middleby *	5,907	730
MRC Global *	37,325	613
MSA Safety	15,473	898
NN, Cl A	34,894	637
On Assignment *	92,090	3,342
Orion Group Holdings *(A)	172,931	1,185
Oshkosh Truck	18,813	1,054
Patrick Industries *	8,968	555
RBC Bearings *	9,022	690
Resources Connection (A)	8,277	124
SiteOne Landscape Supply *	33,196	1,193
Skywest	29,034	767
Spirit Airlines *	17,868	760
Sterling Construction *	67,876	525
Swift Transportation, Cl A *	114,331	2,455
Titan Machinery *(A)	123,352	1,283
Triumph Group (A)	89,028	2,482

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TrueBlue *	15,285	$346
Tutor Perini *	91,730	1,969
Universal Forest Products	1,683	166
Wabash National *(A)	37,371	532
WageWorks *	55,317	3,369
Wesco Aircraft Holdings *	201,182	2,702
XPO Logistics *(A)	38,816	1,423

		94,468

Information Technology — 18.6%
Acxiom *	125,840	3,354
Advanced Energy Industries *	7,526	356
Amkor Technology *	91,055	885
Applied Micro Circuits *(A)	85,000	591
Aspen Technology *	38,533	1,803
Atlassian, Cl A *	26,356	790
AVG Technologies *	22,458	562
Bankrate *	58,507	496
Bazaarvoice *	97,252	575
Black Box (A)	99,116	1,378
Blackbaud, Cl A (A)	31,522	2,091
Blackhawk Network Holdings, Cl A *	20,358	614
Bottomline Technologies *	32,068	747
BroadSoft *	6,292	293
CACI International, Cl A *	16,125	1,627
CalAmp *	219,948	3,068
Callidus Software *	173,491	3,184
Cardtronics *	12,083	539
Cavium *	70,945	4,129
Cimpress *(A)	10,581	1,071
Cirrus Logic *	17,101	909
Coherent *(A)	2,895	320
Cohu	3,286	39
CommVault Systems *	27,360	1,454
Convergys	25,374	772
Cornerstone OnDemand *	63,107	2,900
Cypress Semiconductor	74,980	912
DHI Group *	9,999	79
Digi International *	99,749	1,137
EarthLink Holdings	6,160	38
Electronics For Imaging *(A)	17,450	854
EMCORE *	17,708	101
Exar *	313,097	2,915
ExlService Holdings *	31,175	1,554
Finisar *	20,814	620
FireEye *	194,618	2,867
Five9 *	41,085	644
Guidewire Software, Cl Z *	17,665	1,060
HubSpot *	13,341	769
II-VI *	12,425	302
Inphi *	31,238	1,359
Insight Enterprises *	19,060	620

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ixia *	46,678	$583
IXYS	6,111	74
Keysight Technologies *	76,435	2,422
Liquidity Services *	8,846	99
Littelfuse	15,108	1,946
LogMeIn *	7,325	662
Lumentum Holdings *(A)	72,414	3,025
MAXIMUS	38,366	2,170
MaxLinear, Cl A *	47,406	961
Mellanox Technologies *(A)	11,410	493
Mentor Graphics	23,860	631
Mercury Systems *	17,800	437
Methode Electronics	15,950	558
Microsemi *	16,924	710
Mitek Systems *	70,856	587
MKS Instruments	33,215	1,652
Monolithic Power Systems	34,129	2,747
NeoPhotonics *	41,598	680
NETGEAR *	25,138	1,521
NeuStar, Cl A *	21,206	564
Oclaro *	98,978	846
Open Text (A)	48,434	3,141
Orbotech *	39,408	1,167
OSI Systems *	37,807	2,472
Pandora Media *(A)	43,014	616
Paylocity Holding *(A)	17,097	760
PDF Solutions *	129,210	2,348
Perficient *	122,234	2,463
Photronics *	86,838	895
Progress Software	7,668	209
Proofpoint *	52,098	3,900
Q2 Holdings *	21,249	609
QAD, Cl A (A)	32,674	731
QuinStreet *	4,338	13
RetailMeNot *	21,829	216
RingCentral, Cl A *	38,013	899
Rudolph Technologies *	13,643	242
Sanmina *	73,294	2,087
Silicon Laboratories *	19,045	1,120
SuperCom *	79,000	271
Sykes Enterprises *	41,217	1,159
Synaptics *	12,972	760
SYNNEX	7,471	852
Take-Two Interactive Software, Cl A *	58,922	2,656
Tech Data *	15,734	1,333
TeleTech Holdings	2,988	87
Ultratech *	49,192	1,135
Viavi Solutions *	74,953	554
Xcerra *	100,052	606
Zebra Technologies, Cl A *	33,668	2,344
Zendesk *	7,471	229

		109,620

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Materials — 4.1%
Allegheny Technologies (A)	35,100	$634
Berry Plastics Group *	81,534	3,575
Cabot (A)	16,409	860
Carpenter Technology (A)	22,499	928
Chemours	60,106	962
Commercial Metals, Cl A	58,068	940
FMC	11,000	532
FutureFuel	3,082	35
Headwaters, Cl A *	46,759	791
Ingevity *	31,021	1,430
Innospec	21,669	1,318
LSB Industries *(A)	153,709	1,319
Neenah Paper, Cl A	2,857	226
Owens-Illinois *	30,569	562
PolyOne	41,714	1,410
Rayonier Advanced Materials (A)	53,930	721
Ryerson Holding *	40,539	458
Schulman A	66,295	1,931
Schweitzer-Mauduit International	49,849	1,922
Sensient Technologies	7,920	600
Stepan	1,464	107
Summit Materials, Cl A *	34,052	632
Trinseo	11,266	637
United States Steel (A)	67,025	1,264
Worthington Industries	12,727	611

		24,405

Real Estate — 5.7%
Agree Realty ‡	53,294	2,635
Armada Hoffler Properties ‡	47,903	642
Brandywine Realty Trust ‡	56,167	877
CatchMark Timber Trust, Cl A ‡	117,916	1,378
Cedar Realty Trust ‡	294,278	2,119
Colony Starwood Homes ‡(A)	137,395	3,943
Columbia Property Trust ‡	23,442	525
Corporate Office Properties Trust ‡	19,353	549
Corrections Corp of America ‡(A)	29,376	407
EPR Properties, Cl A ‡	11,373	896
Equity Commonwealth *‡	66,251	2,002
FelCor Lodging Trust ‡	67,753	436
Four Corners Property Trust ‡	28,486	608
Franklin Street Properties ‡	5,316	67
GEO Group ‡(A)	79,666	1,894
Gramercy Property Trust ‡	278,764	2,687
Healthcare Trust of America, Cl A ‡	63,815	2,082
Highwoods Properties ‡	37,300	1,944
Kennedy-Wilson Holdings	88,073	1,986
Life Storage	11,344	1,009
Physicians Realty Trust ‡	75,311	1,622
QTS Realty Trust, Cl A ‡	43,390	2,293
Saul Centers ‡	2,177	145

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Seritage Growth Properties ‡(A)	16,803	$852

		33,598

Telecommunication Services — 0.3%
8x8 *	19,315	298
Cincinnati Bell, Cl A *	17,877	73
Inteliquent	25,369	410
Telephone & Data Systems	19,091	519
Windstream Holdings (A)	55,749	560

		1,860

Utilities — 2.9%
ALLETE	26,260	1,565
Cadiz *(A)	46,300	343
Chesapeake Utilities	24,252	1,481
NorthWestern	12,860	740
ONE Gas	1,098	68
PNM Resources	114,941	3,761
Portland General Electric	70,881	3,019
South Jersey Industries, Cl A	18,702	553
Southwest Gas	20,858	1,457
Spire	48,138	3,068
Talen Energy *(A)	40,716	564
UGI	12,321	557

		17,176

Total Common Stock
(Cost $497,624) ($ Thousands)		552,296

EXCHANGE TRADED FUND — 0.2%

Financials — 0.2%
iShares Russell 2000 Value ETF	9,550	1,000

Total Exchange Traded Fund (Cost $974) ($ Thousands)		1,000

	Number of Rights

RIGHTS — 0.0%

United States — 0.0%
Allos Therapeutics *‡‡	45,500	–

Total Rights (Cost $—) ($ Thousands)		–

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.240%, 10/20/2016 (B)(C)	$550	$550

Total U.S. Treasury Obligation (Cost $550) ($ Thousands)		550

	Shares

AFFILIATED PARTNERSHIP — 8.9%
SEI Liquidity Fund, L.P.
0.440% **†(D)	52,352,212	52,352

Total Affiliated Partnership (Cost $52,352) ($ Thousands)		52,352

CASH EQUIVALENT — 6.1%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	35,775,093	35,775

Total Cash Equivalent (Cost $35,775) ($ Thousands)		35,775

Total Investments — 109.1% (Cost $587,275) ($ Thousands)		$641,973

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	91	Dec-2016	$(38)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $588,415 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $51,461 ($ Thousands).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $52,352 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$552,296	$–	$–	$552,296
Exchange Traded Fund	1,000	–	–	1,000
Rights	–	–	–	–
U.S. Treasury Obligation	–	550	–	550
Affiliated Partnership	–	52,352	–	52,352
Cash Equivalent	35,775	–	–	35,775

Total Investments in Securities	$589,071	$52,902	$–	$641,973

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(38)	$—	$—	$(38)

Total Other Financial Instruments	$(38)	$—	$—	$(38)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Value Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.9%

Consumer Discretionary — 8.7%
Aaron's	14,761	$375
American Axle & Manufacturing Holdings *	33,900	584
Big 5 Sporting Goods	25,362	345
Big Lots (A)	34,258	1,636
Bloomin' Brands	16,770	289
Bright Horizons Family Solutions *	9,549	639
Brinker International	13,690	690
CalAtlantic Group (A)	15,234	509
Callaway Golf	48,836	567
Century Communities *	4,300	93
Cooper Tire & Rubber	21,105	802
Cooper-Standard Holding *	16,327	1,613
CROCS *(A)	40,900	340
CSS Industries	19,629	502
Dana Holding	55,391	864
Deckers Outdoor *	3,731	222
Del Taco Restaurants *(A)	37,145	443
Destination XL Group *(A)	44,600	193
Express *	62,553	738
Finish Line, Cl A (A)	21,700	501
GameStop, Cl A (A)	13,391	369
Gannett	23,588	275
Group 1 Automotive	3,600	230
Haverty Furniture	9,400	188
Installed Building Products *(A)	15,459	555
Libbey	113,055	2,018
Lithia Motors, Cl A	9,616	919
Lumber Liquidators Holdings *(A)	24,677	485
Marriott Vacations Worldwide (A)	15,443	1,132
Matthews International, Cl A (A)	27,020	1,642
MDC Partners, Cl A (A)	118,337	1,269
Meritage Homes *	9,962	346
Murphy USA *	6,462	461
Nexstar Broadcasting Group, Cl A (A)	7,731	446
Office Depot	97,283	347
Pool	9,082	858
Rent-A-Center (A)	49,052	620
Select Comfort *	32,811	709
Sequential Brands Group *(A)	89,081	713
Shoe Carnival	7,100	189
Six Flags Entertainment (A)	22,218	1,191
Smith & Wesson Holding *(A)	18,394	489
SodaStream International *	18,835	500
Sonic Automotive, Cl A (A)	14,700	276
Steven Madden *(A)	25,022	865
Stoneridge *	23,900	440
Texas Roadhouse, Cl A (A)	21,315	832
Vera Bradley *	21,900	332
Visteon *	4,677	335
Wendy's (A)	84,744	915

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wolverine World Wide (A)	21,841	$503

		32,394

Consumer Staples — 4.0%
Andersons	28,606	1,035
B&G Foods, Cl A	19,818	975
Central Garden & Pet, Cl A *	43,936	1,090
Dean Foods (A)	44,650	732
Fresh Del Monte Produce	12,890	772
Freshpet *(A)	49,768	430
Ingles Markets, Cl A	9,983	395
John B Sanfilippo & Son (A)	7,887	405
Landec *(A)	110,629	1,483
Omega Protein *	59,096	1,381
Performance Food Group *	24,715	613
Pinnacle Foods	21,405	1,074
Sanderson Farms (A)	20,031	1,930
SpartanNash	35,478	1,026
SUPERVALU *	118,570	592
Universal (A)	15,000	873
Weis Markets	4,700	249

		15,055

Energy — 5.7%
Ardmore Shipping (A)	84,361	594
Atwood Oceanics, Cl A *(A)	45,378	394
Bill Barrett *	53,920	300
Callon Petroleum *	54,439	855
CARBO Ceramics *(A)	55,439	607
Carrizo Oil & Gas *(A)	19,221	781
Concho Resources *	10,376	1,425
DHT Holdings (A)	60,347	253
Eclipse Resources *	124,920	411
Exterran *	27,760	435
Frontline (A)	45,603	327
Gulfport Energy *(A)	46,793	1,322
Matrix Service *	46,806	878
Oil States International *	17,885	565
Pacific Ethanol *(A)	66,620	460
Parsley Energy, Cl A *	35,588	1,193
Patterson-UTI Energy (A)	20,263	453
PBF Energy, Cl A (A)	100,508	2,276
Scorpio Tankers (A)	200,671	929
Southwestern Energy *(A)	58,079	804
StealthGas *	108,300	375
Superior Energy Services *	38,258	685
Synergy Resources *(A)	59,495	412
TETRA Technologies *	204,662	1,250
Tidewater, Cl A *(A)	225,301	635
Western Refining (A)	22,519	596
Westmoreland Coal *	57,272	507

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
World Fuel Services	29,815	$1,379

		21,101

Financials — 23.0%
1st Source	14,280	510
AG Mortgage Investment Trust ‡	31,051	489
American Equity Investment Life Holding	71,459	1,267
AmTrust Financial Services	11,200	300
Apollo Commercial Real Estate Finance ‡	19,300	316
Argo Group International Holdings	24,241	1,368
Aspen Insurance Holdings	16,741	780
Axis Capital Holdings	9,760	530
Banc of California	50,845	888
Banco Latinoamericano de Exportaciones, Cl E	31,400	885
Bancorp *	104,278	669
Berkshire Hills Bancorp	19,546	542
BGC Partners, Cl A	122,404	1,071
BlackRock Capital Investment	76,269	631
Camden National	10,400	496
Capitol Federal Financial (A)	71,595	1,007
Central Pacific Financial	72,803	1,834
Chemical Financial	7,985	352
CNO Financial Group	106,871	1,632
Columbia Banking System (A)	42,915	1,404
Community Trust Bancorp	14,480	537
Customers Bancorp *(A)	64,300	1,618
CYS Investments ‡	45,374	396
Dynex Capital ‡	47,377	352
Employers Holdings	13,762	411
Endurance Specialty Holdings	20,182	1,321
Enterprise Financial Services	4,550	142
Everest Re Group	2,920	555
FBR (A)	49,200	651
Federal Agricultural Mortgage, Cl C	16,494	652
First Busey	17,533	396
First Commonwealth Financial	182,254	1,839
First Community Bancshares	24,295	603
First Foundation *	27,682	683
First Interstate BancSystem, Cl A	23,250	733
First NBC Bank Holding *	26,075	246
FirstCash	13,938	656
Flagstar Bancorp *	13,823	384
Flushing Financial	29,300	695
FNB (Pennsylvania) (A)	70,473	867
FNFV Group *	61,500	768
Fulton Financial (A)	167,050	2,426
Great Western Bancorp	31,909	1,063
Green Dot, Cl A *	80,924	1,866
Hancock Holding, Cl A (A)	15,536	504
Hanover Insurance Group, Cl A	30,346	2,289
Hercules Capital, Cl A	37,894	514
IBERIABANK	14,325	961

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Investors Bancorp	167,160	$2,008
Kearny Financial	80,707	1,098
Kemper, Cl A (A)	44,447	1,748
Maiden Holdings (A)	175,865	2,232
MainSource Financial Group	32,593	813
MB Financial	24,311	925
Meridian Bancorp	134,614	2,096
MFA Financial ‡(A)	90,161	674
MGIC Investment *	80,884	647
National Bank Holdings, Cl A (A)	71,890	1,680
National General Holdings	16,961	377
Nelnet, Cl A	18,916	764
Northfield Bancorp	150,091	2,416
OceanFirst Financial	33,563	646
OFG Bancorp (A)	219,525	2,219
Old National Bancorp, Cl A	65,505	921
PacWest Bancorp	38,520	1,653
PennyMac Mortgage Investment Trust ‡(A)	31,400	489
Piper Jaffray *(A)	14,622	706
Popular	62,900	2,404
Preferred Bank	4,500	161
Radian Group	30,107	408
Republic Bancorp, Cl A	16,500	513
Selective Insurance Group	18,214	726
SLM *	144,624	1,080
Starwood Property Trust ‡	79,897	1,799
State Bank Financial	85,600	1,953
TCF Financial	71,902	1,043
Two Harbors Investment ‡	113,016	964
Union Bankshares	18,400	493
United Community Banks	69,000	1,450
United Fire Group	9,380	397
Validus Holdings	27,291	1,360
Voya Financial	22,783	657
Walker & Dunlop *	12,492	316
Webster Financial (A)	27,435	1,043
WesBanco	10,000	329
Western Alliance Bancorp *	26,912	1,010
Western Asset Mortgage Capital ‡(A)	41,719	435
White Mountains Insurance Group	517	429
Wintrust Financial	19,045	1,058
World Acceptance *(A)	9,653	473

		85,712

Health Care — 5.9%
Accuray *	331,209	2,110
Air Methods *(A)	32,615	1,027
Akorn *	31,432	857
Analogic (A)	17,166	1,521
Community Health Systems *(A)	131,803	1,521
Emergent BioSolutions *	21,395	675
Ensign Group (A)	18,312	369

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Exactech *	12,600	$341
Five Prime Therapeutics *(A)	8,015	421
Integra LifeSciences Holdings *	29,273	2,416
Kindred Healthcare	112,270	1,147
Lannett *(A)	74,604	1,982
LHC Group *	9,111	336
LifePoint Health *(A)	8,400	497
Ligand Pharmaceuticals *(A)	18,870	1,926
Magellan Health *	5,464	294
Omnicell *	9,214	353
PDL BioPharma *	112,744	378
Prestige Brands Holdings, Cl A *	12,668	611
Sucampo Pharmaceuticals, Cl A *	33,101	407
Trinity Biotech ADR *	125,200	1,655
Triple-S Management, Cl B *	23,461	514
Vocera Communications *	31,045	525

		21,883

Industrials — 16.1%
AAR	20,200	633
Acacia Research *	119,793	781
ACCO Brands *	214,480	2,068
Actuant, Cl A (A)	8,427	196
Aegion, Cl A *	23,278	444
Air Transport Services Group *	50,500	725
Alamo Group	5,400	356
Alaska Air Group	4,500	296
American Railcar Industries (A)	10,156	421
ARC Document Solutions *	96,637	361
ArcBest	20,312	386
Atlas Air Worldwide Holdings *	56,390	2,415
Babcock & Wilcox Enterprises *	78,581	1,297
Barnes Group	31,420	1,274
Briggs & Stratton	29,533	551
BWX Technologies, Cl W	47,148	1,809
CEB	5,770	314
Celadon Group (A)	34,195	299
CIRCOR International	8,674	517
Covanta Holding (A)	33,200	511
Crane, Cl A	19,781	1,246
Deluxe (A)	8,100	541
DXP Enterprises *(A)	13,555	382
EMCOR Group	34,990	2,086
Engility Holdings *	20,215	637
Ennis	37,091	625
Essendant	6,500	133
Federal Signal	26,789	355
Forward Air	19,163	829
Franklin Electric	16,199	659
FreightCar America, Cl A	82,709	1,189
Generac Holdings *(A)	22,839	829
Genesee & Wyoming, Cl A *(A)	18,271	1,260

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Great Lakes Dredge & Dock *(A)	444,813	$1,557
Greenbrier (A)	11,649	411
Hawaiian Holdings *	18,300	889
Hillenbrand (A)	10,600	335
Hyster-Yale Materials Handling	16,739	1,006
ICF International, Cl A *	54,664	2,423
InnerWorkings *	87,012	820
ITT	27,429	983
JetBlue Airways *	20,636	356
John Bean Technologies, Cl A (A)	10,246	723
Kadant	13,205	688
Kaman, Cl A (A)	35,674	1,567
KAR Auction Services	39,486	1,704
KBR	46,469	703
Keyw Holding, Cl A *(A)	39,645	438
Korn/Ferry International	20,861	438
LB Foster, Cl A	67,001	805
Manitowoc (A)	69,494	333
Meritor *	88,965	990
MRC Global *	26,314	432
MSA Safety	6,542	380
Navigant Consulting *	24,108	487
Orion Group Holdings *(A)	138,349	948
Oshkosh Truck	10,717	600
Quad Graphics	22,979	614
Roadrunner Transportation Systems *	41,310	330
RPX *	45,075	482
RR Donnelley & Sons	18,986	298
Skywest	32,357	855
Spirit Airlines *	12,545	533
Sterling Construction *	39,782	308
Teledyne Technologies *(A)	11,139	1,202
Titan Machinery *(A)	92,675	964
Triton International	22,304	294
Triumph Group (A)	67,821	1,891
TrueBlue *	16,011	363
Tutor Perini *(A)	63,138	1,356
Universal Forest Products	5,120	504
VSE	7,000	238
Wabash National *(A)	65,789	937
Wesco Aircraft Holdings *(A)	120,050	1,612
West	15,758	348
XPO Logistics *(A)	15,697	576

		60,146

Information Technology — 12.6%
ACI Worldwide *(A)	53,745	1,042
Amkor Technology *	108,249	1,052
Applied Micro Circuits *	94,452	656
Aspen Technology *	8,036	376
Bazaarvoice *	70,495	417
Benchmark Electronics *(A)	53,334	1,331

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Black Box	68,208	$948
Blackbaud, Cl A (A)	10,035	666
Blackhawk Network Holdings, Cl A *	11,418	344
Bottomline Technologies *	23,198	541
CACI International, Cl A *	9,252	933
Cavium *(A)	5,903	344
CommVault Systems *	17,985	955
Convergys	29,580	900
CSG Systems International	13,339	551
Cypress Semiconductor (A)	33,174	403
Digi International *	98,852	1,127
ePlus *	2,800	264
Exar *	208,974	1,945
ExlService Holdings *	15,714	783
Fabrinet *	7,100	317
IAC *	19,148	1,196
Inphi *	15,139	659
Insight Enterprises *	39,523	1,286
InterDigital	8,068	639
j2 Global	18,530	1,234
Keysight Technologies *	37,453	1,187
Kulicke & Soffa Industries *	29,000	375
Littelfuse	8,494	1,094
MaxLinear, Cl A *(A)	31,723	643
Mentor Graphics	31,691	838
Mercury Systems *	18,642	458
MKS Instruments	8,017	399
MoneyGram International *	26,500	188
Monolithic Power Systems	8,770	706
NETGEAR *	31,721	1,919
NeuStar, Cl A *(A)	15,747	419
Open Text	30,677	1,990
Orbotech *	23,524	696
OSI Systems *	19,656	1,285
Pandora Media *(A)	–	—
Photronics *	80,388	829
QAD, Cl A	34,400	770
Sanmina *	89,010	2,534
Silicon Motion Technology ADR	12,438	644
SuperCom *(A)	86,200	296
Sykes Enterprises *	34,045	958
SYNNEX	15,760	1,798
Take-Two Interactive Software, Cl A *	24,532	1,106
Tech Data *	15,103	1,279
TeleTech Holdings	15,517	450
Ultratech *	34,036	786
Viavi Solutions *	53,280	394
Xcerra *	106,900	648
Zebra Technologies, Cl A *	18,684	1,301

		46,899

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Materials — 5.1%
AK Steel Holding *(A)	71,706	$346
Allegheny Technologies (A)	26,799	484
Ashland Global Holdings	6,442	747
Cabot	27,814	1,458
Carpenter Technology (A)	16,400	677
Chemtura *	8,821	289
Clearwater Paper *	10,489	678
Commercial Metals, Cl A	63,752	1,032
Compass Minerals International, Cl A (A)	7,241	533
Domtar	7,700	286
FMC	29,434	1,423
Glatfelter	14,800	321
Headwaters, Cl A *	34,085	577
Huntsman	24,908	405
Ingevity *	23,385	1,078
Innospec	29,911	1,819
LSB Industries *(A)	92,173	791
Rayonier Advanced Materials	37,270	498
Ryerson Holding *	24,949	282
Schulman A (A)	37,687	1,097
Schweitzer-Mauduit International	42,088	1,623
Sensient Technologies	8,348	633
Silgan Holdings (A)	27,729	1,403
United States Steel (A)	33,175	626

		19,106

Real Estate — 9.7%
Agree Realty ‡	27,274	1,348
Ashford Hospitality Trust ‡	64,106	378
Brandywine Realty Trust ‡(A)	61,174	956
Camden Property Trust ‡(A)	475	40
CatchMark Timber Trust, Cl A ‡	122,726	1,435
CBL & Associates Properties ‡	28,700	348
Cedar Realty Trust ‡	165,585	1,192
Chatham Lodging Trust ‡	24,600	474
Colony Starwood Homes ‡(A)	114,777	3,294
Corrections Corp of America ‡	17,735	246
DiamondRock Hospitality ‡(A)	35,180	320
EPR Properties, Cl A ‡	20,515	1,615
Equity Commonwealth *‡	71,225	2,152
FelCor Lodging Trust ‡(A)	46,824	301
Forest City Realty Trust, Cl A ‡	46,788	1,082
Franklin Street Properties ‡	112,407	1,416
Gaming and Leisure Properties ‡	39,650	1,326
GEO Group ‡(A)	69,447	1,652
Gladstone Commercial ‡	26,801	499
Gramercy Property Trust ‡(A)	168,979	1,629
Healthcare Trust of America, Cl A ‡(A)	47,778	1,559
Hersha Hospitality Trust, Cl A ‡(A)	62,189	1,121
Highwoods Properties ‡	21,772	1,135
Hospitality Properties Trust ‡(A)	12,900	383

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Howard Hughes *	13,511	$1,547
Kennedy-Wilson Holdings (A)	58,951	1,329
Mack-Cali Realty ‡(A)	15,200	414
Medical Properties Trust ‡(A)	74,492	1,100
Physicians Realty Trust ‡(A)	36,002	776
Piedmont Office Realty Trust, Cl A ‡(A)	25,550	556
Post Properties ‡	550	36
QTS Realty Trust, Cl A ‡(A)	24,135	1,276
RLJ Lodging Trust ‡	16,665	351
Select Income ‡	44,514	1,197
Seritage Growth Properties ‡(A)	10,761	545
Summit Hotel Properties ‡	78,954	1,039

		36,067

Telecommunication Services — 0.4%
Cincinnati Bell, Cl A *	75,000	306
Inteliquent	24,177	390
Iridium Communications *(A)	82,575	670

		1,366

Utilities — 3.7%
ALLETE (A)	21,493	1,281
Avista	13,700	573
Black Hills, Cl A (A)	7,100	435
Cadiz *(A)	50,400	373
Chesapeake Utilities (A)	15,748	962
Idacorp, Cl A	4,621	362
Pinnacle West Capital	6,076	462
PNM Resources	77,025	2,520
Portland General Electric	66,477	2,831
SJW	9,485	414
South Jersey Industries, Cl A (A)	19,571	578
Southwest Gas	18,375	1,284
Spire	27,070	1,725

		13,800

Total Common Stock (Cost $304,053) ($ Thousands)		353,529

EXCHANGE TRADED FUND — 0.2%

Exchange Traded Fund — 0.2%
iShares Russell 2000 Value ETF	7,150	749

Total Exchange Traded Fund (Cost $729) ($ Thousands)		749

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills
0.240%, 10/20/2016 (B) (C)	$805	$805

Total U.S. Treasury Obligation (Cost $805) ($ Thousands)		805

	Shares

AFFILIATED PARTNERSHIP — 27.9%
SEI Liquidity Fund, L.P.
0.440% **†(D)	104,012,713	104,013

Total Affiliated Partnership (Cost $104,013) ($ Thousands)		104,013

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	17,700,145	17,700

Total Cash Equivalent (Cost $17,700) ($ Thousands)		17,700

Total Investments — 128.0% (Cost $427,300) ($ Thousands)		$476,796

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Value Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	19	Dec-2016	$(3)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $372,465 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $102,682 ($ Thousands).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $104,013 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$353,529	$–	$–	$353,529
Exchange Traded Fund	749	–	–	749
U.S. Treasury Obligation	–	805	–	805
Affiliated Partnership	–	104,013	–	104,013
Cash Equivalent	17,700	–	–	17,700

Total Investments in Securities	$371,978	$104,818	$–	$476,796

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(3)	$—	$—	$(3)

Total Other Financial Instruments	$(3)	$—	$—	$(3)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Growth Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%††

Consumer Discretionary — 15.6%
2U *(A)	64,602	$2,474
American Eagle Outfitters (A)	22,013	393
Arctic Cat *(A)	22,117	343
Big Lots	12,388	591
Bloomin' Brands	16,649	287
Boot Barn Holdings *(A)	28,232	321
Bright Horizons Family Solutions *	45,102	3,017
Buffalo Wild Wings *	4,065	572
Callaway Golf	37,737	438
Carriage Services (A)	42,560	1,007
Cavco Industries *	4,166	413
Cooper-Standard Holding *	7,719	763
Core-Mark Holding, Cl A	57,387	2,054
Dave & Buster's Entertainment *	30,293	1,187
Del Frisco's Restaurant Group *	38,599	520
Dorman Products *(A)	14,162	905
Drew Industries	7,141	700
Duluth Holdings, Cl B *	11,645	309
Dunkin' Brands Group	15,640	814
Fenix Parts *(A)	70,449	279
Fiesta Restaurant Group *	88,056	2,113
Five Below *	33,682	1,357
Francesca's Holdings *	22,005	340
GNC Holdings, Cl A	23,259	475
Grand Canyon Education *	24,742	999
Helen of Troy *	16,836	1,451
Hibbett Sports *(A)	32,092	1,280
IMAX *(A)	34,891	1,011
Jack in the Box	26,199	2,513
Lithia Motors, Cl A (A)	7,805	746
Malibu Boats, Cl A *	42,567	634
MarineMax *	15,433	323
MDC Partners, Cl A (A)	154,346	1,655
Monro Muffler	30,140	1,844
Motorcar Parts of America *	18,655	537
National CineMedia	151,530	2,230
Nautilus *	35,678	811
Nutrisystem	13,973	415
Ollie's Bargain Outlet Holdings *	16,674	437
Planet Fitness, Cl A *	91,915	1,845
Pool	3,974	376
Sally Beauty Holdings *	34,144	877
Smith & Wesson Holding *(A)	10,914	290
Spartan Motors	36,523	350
Steven Madden *	23,096	798
Superior Industries International	11,509	336
Tempur-Pedic International *(A)	9,895	561
Tenneco *	6,872	400
Texas Roadhouse, Cl A	13,402	523
Tile Shop Holdings *(A)	31,951	529
Universal Electronics *	21,168	1,576

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
William Lyon Homes, Cl A *	52,582	$975
Wingstop, Cl A *	10,708	314
Winmark	5,247	554
Wolverine World Wide	44,554	1,026
Zoe's Kitchen *(A)	11,144	247

		50,135

Consumer Staples — 3.0%
AdvancePierre Foods Holdings	20,518	565
Amplify Snack Brands *(A)	22,519	365
B&G Foods, Cl A	6,279	309
Cal-Maine Foods *(A)	5,803	224
Central Garden & Pet *(A)	49,187	1,279
Chefs' Warehouse Holdings *	32,217	359
Dean Foods (A)	16,552	271
Freshpet *	39,134	338
MGP Ingredients	8,955	363
Primo Water *	72,867	884
Spectrum Brands Holdings (A)	21,998	3,029
WD-40 (A)	14,417	1,621

		9,607

Energy — 2.0%
Carrizo Oil & Gas *	34,390	1,397
Clayton Williams Energy *(A)	6,077	519
Dril-Quip *	7,089	395
Evolution Petroleum	188,027	1,181
Matador Resources *	14,102	343
Oil States International *	11,834	374
Pacific Ethanol *	48,026	332
PDC Energy, Cl A *	4,399	295
Resolute Energy *	15,514	404
RigNet, Cl A *	51,243	775
US Silica Holdings (A)	12,067	562

		6,577

Financials — 4.5%
Amerisafe (A)	7,877	463
Bank of the Ozarks	9,651	371
Bats Global Markets	40,462	1,219
Eagle Bancorp *	28,835	1,422
Financial Engines (A)	31,406	933
Franklin Financial Network *	16,807	628
Houlihan Lokey, Cl A	19,877	498
KCG Holdings, Cl A *	34,444	535
National General Holdings	65,405	1,455
Opus Bank	22,540	797
PennantPark Investment	124,243	934
Signature Bank, Cl B *	2,673	317
Stifel Financial *	9,366	360
Trupanion *(A)	24,397	412
United Community Banks	62,453	1,313
Univest Corp of Pennsylvania	24,833	580

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Value Creation *(B)(C)	145,600	$58
Western Alliance Bancorp *	11,881	446
Wintrust Financial	21,987	1,222
WisdomTree Investments (A)	54,291	559

		14,522

Health Care — 21.6%
ABIOMED *	2,520	324
Acadia Healthcare, Cl A *(A)	11,583	574
Accelerate Diagnostics *(A)	20,046	546
Adamas Pharmaceuticals *	18,095	297
Advaxis *	19,890	213
Aerie Pharmaceuticals *	18,071	682
Aimmune Therapeutics *	9,003	135
Akorn *	17,419	475
Alder Biopharmaceuticals *	11,687	383
Align Technology *	5,145	482
AMAG Pharmaceuticals *(A)	89,156	2,185
AMN Healthcare Services *	98,966	3,154
Amphastar Pharmaceuticals *(A)	18,712	355
Amsurg *	9,271	622
Atara Biotherapeutics *	13,830	296
Atrion	635	271
Audentes Therapeutics *	28,400	506
BioDelivery Sciences International *	271,200	732
BioTelemetry *	24,355	452
Bluebird Bio *	10,025	679
Cambrex *	25,770	1,146
Capital Senior Living *	83,539	1,403
Cardiovascular Systems *	11,721	278
Castlight Health, Cl B *(A)	102,652	427
Chimerix *	95,801	531
CoLucid Pharmaceuticals *	16,268	621
Cotiviti Holdings *	10,019	336
Cynosure, Cl A *	51,780	2,638
DBV Technologies ADR *	10,805	393
Depomed *	12,458	311
Dermira *	9,475	320
DexCom *	4,215	369
Diplomat Pharmacy *(A)	27,275	764
Emergent BioSolutions *	13,758	434
Endologix *(A)	66,534	852
Entellus Medical *	9,817	218
Exact Sciences *(A)	26,325	489
Exelixis *(A)	33,242	425
Flamel Technologies ADR *	79,933	991
Glaukos *	21,212	801
Globus Medical, Cl A *(A)	72,271	1,631
GW Pharmaceuticals ADR *(A)	3,419	454
Heska *	6,916	376
ICON *	5,561	430
INC Research Holdings, Cl A *	44,901	2,002

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Inogen *(A)	9,140	$547
Insulet *	12,183	499
Integra LifeSciences Holdings *	31,756	2,621
LeMaitre Vascular	30,957	614
Ligand Pharmaceuticals *	27,700	2,827
Masimo *	10,738	639
Medicines *(A)	6,330	239
Medidata Solutions *	31,396	1,751
Medpace Holdings *	16,144	482
Merit Medical Systems *	23,032	559
Molina Healthcare *	37,932	2,212
Myriad Genetics *	14,854	306
NeoGenomics *	106,931	879
Neurocrine Biosciences *	11,354	575
Neuroderm *	23,089	427
Nevro *	17,370	1,813
Novadaq Technologies *	40,323	467
Omnicell *	36,826	1,410
OraSure Technologies *	27,803	222
Otonomy *(A)	17,505	318
OvaScience *(A)	30,802	221
Pacific Biosciences of California *(A)	44,130	395
Penumbra *	9,300	707
PRA Health Sciences *	25,047	1,415
Premier, Cl A *	13,419	434
Press Ganey Holdings *	40,416	1,633
Prestige Brands Holdings, Cl A *	67,487	3,258
Puma Biotechnology *	5,154	346
Quidel *(A)	21,713	480
Radius Health *	8,900	481
Repligen *	10,924	330
Revance Therapeutics *	18,674	303
Sarepta Therapeutics *(A)	5,482	337
Spectranetics *	42,350	1,063
Supernus Pharmaceuticals *	67,751	1,675
Surgical Care Affiliates *	8,149	397
Syndax Pharmaceuticals *(A)	22,131	336
TESARO *(A)	7,710	773
Ultragenyx Pharmaceutical *(A)	5,005	355
Vascular Solutions *	7,405	357
Versartis *	39,463	483
Vocera Communications *	42,301	715
Xencor *	24,590	602
Zeltiq Aesthetics *	22,645	888

		69,394

Industrials — 18.3%
ABM Industries	31,750	1,260
Advisory Board *	10,568	473
Air Transport Services Group *	79,895	1,146
Albany International, Cl A	10,904	462
American Woodmark *	12,873	1,037

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apogee Enterprises	56,608	$2,530
Argan	6,991	414
Astec Industries	25,754	1,542
BWX Technologies, Cl W	28,462	1,092
Carlisle	6,856	703
CEB	17,584	958
Clean Harbors *	24,308	1,166
Deluxe	59,800	3,996
Dycom Industries *	15,914	1,301
Energy Recovery *	20,658	330
Exponent	24,304	1,241
Forward Air	22,684	981
Genesee & Wyoming, Cl A *	5,942	410
Gibraltar Industries *	9,645	358
Global Brass & Copper Holdings	10,957	317
H&E Equipment Services	24,573	412
Hawaiian Holdings *	7,861	382
Healthcare Services Group (A)	28,473	1,127
Heartland Express (A)	69,741	1,317
Heico, Cl A	19,453	1,177
Heritage-Crystal Clean *	123,630	1,642
Hexcel, Cl A	9,159	406
Hudson Technologies *	56,304	374
Huron Consulting Group *(A)	29,411	1,758
IDEX	9,592	897
InnerWorkings *	82,522	777
Insteel Industries	21,317	772
John Bean Technologies, Cl A	27,265	1,923
Kennametal	22,454	652
Keyw Holding, Cl A *(A)	29,544	326
Kirby *(A)	20,925	1,301
Lincoln Electric Holdings	8,490	532
MasTec *	57,929	1,723
Matson	7,328	292
Middleby *	2,422	299
MSC Industrial Direct, Cl A (A)	10,415	765
Nordson	3,318	331
NV5 Global *	10,497	339
On Assignment *	51,585	1,872
Park-Ohio Holdings	13,851	505
Patrick Industries *	10,383	643
Paylocity Holding *(A)	9,698	431
Proto Labs *	11,514	690
RBC Bearings *	11,730	897
Ritchie Bros. Auctioneers	14,835	520
Roadrunner Transportation Systems *	32,205	257
Saia *	18,157	544
SiteOne Landscape Supply *	25,790	927
Skywest	12,077	319
SP Plus *	57,590	1,473
Swift Transportation, Cl A *	93,151	2,000
TASER International *(A)	16,155	462

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tennant (A)	25,937	$1,681
TriNet Group *	69,193	1,497
TrueBlue *	20,032	454
WageWorks *	33,063	2,014
XPO Logistics *(A)	17,380	637

		59,064

Information Technology — 25.2%
Acacia Communications *(A)	2,688	278
Acxiom *	78,734	2,098
Advanced Energy Industries *	10,866	514
Advanced Micro Devices *	51,721	357
Alarm.com Holdings *(A)	33,542	968
Aspen Technology *	24,470	1,145
Atlassian, Cl A *	12,586	377
Barracuda Networks *	28,249	720
Blackbaud, Cl A	28,948	1,920
Booz Allen Hamilton Holding, Cl A	24,244	766
BroadSoft *	8,387	390
CalAmp *	150,093	2,094
Callidus Software *	153,824	2,823
Carbonite *	102,699	1,577
Cavium *	43,795	2,549
ChannelAdvisor *	86,990	1,125
Cimpress *(A)	15,231	1,541
Cirrus Logic *	26,576	1,413
Coherent *	9,862	1,090
comScore *	21,206	650
Cornerstone OnDemand *	39,136	1,798
CSG Systems International	20,603	852
Descartes Systems Group *	15,735	339
DST Systems	11,948	1,409
DTS	22,991	978
EarthLink Holdings	9,903	61
Ebix (A)	5,905	336
Envestnet *(A)	23,826	868
EPAM Systems *(A)	10,976	761
Euronet Worldwide *	22,470	1,839
Everbridge *	21,318	359
Exa *	71,051	1,140
ExlService Holdings *	7,552	376
Fabrinet *	7,648	341
Finisar *	14,470	431
FireEye *	122,884	1,810
Five9 *	30,149	473
Fleetmatics Group *	20,245	1,214
Forrester Research (A)	11,076	431
Fortinet *	9,950	367
Gigamon *	11,381	624
Globant *(A)	10,180	429
Guidewire Software, Cl Z *	27,349	1,640
Hackett Group	39,383	651

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HubSpot *	9,608	$554
Infoblox *	13,291	351
Instructure *(A)	37,108	941
Integrated Device Technology *	15,975	369
Littelfuse	21,395	2,756
LivePerson *	102,571	863
LogMeIn *	18,204	1,645
Lumentum Holdings *	68,350	2,855
Manhattan Associates *	8,644	498
MAXIMUS	21,220	1,200
MaxLinear, Cl A *	18,175	368
Mellanox Technologies *	10,682	462
Mercury Systems *	36,983	909
Mesa Laboratories	3,255	372
Microsemi *	17,508	735
Mitek Systems *	37,179	308
Monolithic Power Systems	39,791	3,203
Nanometrics *(A)	13,953	312
NeoPhotonics *	22,435	367
NETGEAR *	5,609	339
New Relic *(A)	11,587	444
Oclaro *	102,709	878
Pandora Media *(A)	31,159	447
Paycom Software *(A)	7,434	373
PDF Solutions *	89,629	1,629
Perficient *	88,245	1,778
Proofpoint *	40,412	3,025
Q2 Holdings *	49,721	1,425
RealPage *	21,702	558
RingCentral, Cl A *	20,574	487
Rudolph Technologies *	28,959	514
Shutterstock *(A)	10,143	646
Silicon Laboratories *	13,478	793
SPS Commerce *	6,060	445
Stratasys *(A)	16,463	397
Synaptics *	8,080	473
Take-Two Interactive Software, Cl A *	24,943	1,124
Tessera Technologies	8,303	319
TTM Technologies *	29,026	332
Tyler Technologies *	5,937	1,017
Virtusa *	11,781	291
Yelp, Cl A *	7,996	333

		81,057

Materials — 4.0%
AEP Industries	2,758	302
Balchem	7,544	585
Berry Plastics Group *	86,692	3,801
Chemours	20,825	333
Clearwater Paper *	4,891	316
Ingevity *	23,822	1,098
Innospec	6,783	413

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kraton *(A)	25,077	$879
Neenah Paper, Cl A	6,232	492
PolyOne	29,417	995
Rayonier Advanced Materials	24,815	332
Sensient Technologies	25,375	1,923
Summit Materials, Cl A *	51,386	953
Trinseo	5,810	329

		12,751

Real Estate — 1.4%
Agree Realty ‡	9,080	449
CoreSite Realty ‡	8,939	662
Four Corners Property Trust ‡	21,862	466
Jernigan Capital ‡(A)	35,368	678
National Storage Affiliates Trust ‡	91,120	1,908
STORE Capital ‡	8,982	265

		4,428

Telecommunication Services — 0.5%
8x8 *	110,207	1,700

Total Common Stock (Cost $293,595) ($ Thousands)		309,235

	Number of Rights

RIGHTS — 0.0%
United States — 0.0%
Durata Therapeutics *‡‡	8,500	–
Dyax, Expires 12/31/2019 *	7,184	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 9.7%
SEI Liquidity Fund, L.P.
0.440% **†(D)	31,160,567	31,161

Total Affiliated Partnership (Cost $31,161) ($ Thousands)		31,161

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Small Cap Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.9%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	12,401,264	$12,401

Total Cash Equivalent (Cost $12,401) ($ Thousands)		12,401

Total Investments — 109.7% (Cost $337,157) ($ Thousands)		$352,797

Percentages are based on Net Assets of $321,736 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

†	Investment in Affiliated Security (see Note 6).

††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $30,880 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2016 was $58 ($ Thousands) and represented 0.0% of Net Assets.

(C)	Securities considered restricted. The total market value of such securities as of September 30, 2016 was $58 ($ Thousands) and represented 0.0% of Net Assets.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $31,161 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$309,177	$–	$58	$309,235
Rights	–	–	–	–
Affiliated Partnership	–	31,161	–	31,161
Cash Equivalent	12,401	–	–	12,401

Total Investments in Securities	$321,578	$31,161	$58	$352,797

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Consumer Discretionary — 10.8%
2U *(A)	40,016	$1,532
Aaron's	41,041	1,043
Abercrombie & Fitch, Cl A (A)	30,971	492
American Axle & Manufacturing Holdings *	49,577	854
American Eagle Outfitters (A)	91,705	1,638
Aramark	66,097	2,514
Autoliv (A)	7,000	748
Beazer Homes USA, Cl A *(A)	95,749	1,116
Big 5 Sporting Goods	33,898	462
Big Lots (A)	60,114	2,870
Bloomin' Brands	51,081	881
Bright Horizons Family Solutions *	31,693	2,120
Brinker International	15,448	779
Buffalo Wild Wings *	8,233	1,159
Burlington Stores *	21,198	1,717
Carter's	2,200	191
Cato, Cl A	9,700	319
Cooper Tire & Rubber	40,319	1,533
Cooper-Standard Holding *	8,000	790
Core-Mark Holding, Cl A	19,658	704
Dave & Buster's Entertainment *	25,145	985
Denny's, Cl A *	32,085	343
Dillard's, Cl A (A)	7,747	488
DineEquity	3,910	310
Domino's Pizza	2,231	339
DR Horton	6,100	184
Fiesta Restaurant Group *	16,434	394
Five Below *(A)	37,142	1,496
Foot Locker, Cl A	4,907	332
Francesca's Holdings *	20,351	314
GameStop, Cl A (A)	23,776	656
Gannett (A)	63,701	742
GNC Holdings, Cl A	31,751	648
Goodyear Tire & Rubber	20,773	671
Hasbro	8,180	649
IMAX *	13,560	393
Installed Building Products *	17,478	627
Interpublic Group	48,781	1,090
J.C. Penney *(A)	45,399	419
Jack in the Box	3,488	335
John Wiley & Sons, Cl A	7,029	363
Lear	15,285	1,853
Libbey	18,365	328
Lithia Motors, Cl A	43,282	4,134
LKQ *	20,430	724
Marriott Vacations Worldwide (A)	16,786	1,231
MDC Partners, Cl A (A)	66,728	715
Michaels *	18,669	451
Murphy USA *	7,798	556
National CineMedia	87,651	1,290
Newell Brands, Cl B	20,677	1,089

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nexstar Broadcasting Group, Cl A (A)	20,328	$1,173
NVR *	262	430
Office Depot	85,227	304
Ollie's Bargain Outlet Holdings *(A)	40,289	1,056
Panera Bread, Cl A *(A)	2,763	538
Planet Fitness, Cl A *	74,589	1,497
Polaris Industries (A)	1,000	77
Pool	32,128	3,037
PVH	5,832	644
RetailMeNot *	42,858	424
Signet Jewelers (A)	3,000	224
Six Flags Entertainment (A)	20,170	1,081
Skechers U.S.A., Cl A *	19,536	447
Smith & Wesson Holding *(A)	26,801	713
SodaStream International *	74,058	1,967
Starz - Liberty Capital *	13,322	416
Tempur Sealy International *(A)	10,383	589
Tenneco *(A)	28,072	1,636
Texas Roadhouse, Cl A (A)	39,879	1,557
Tile Shop Holdings *	63,059	1,044
Tower International	14,866	358
Ulta Salon Cosmetics & Fragrance *	3,283	781
US Foods Holding *	32,416	765
Vail Resorts	7,682	1,205
Vista Outdoor *(A)	8,030	320
Visteon *	5,986	429
Wendy's (A)	180,995	1,955
Whirlpool (A)	5,200	843
Wolverine World Wide (A)	43,355	999
Zoe's Kitchen *(A)	7,676	170

		74,290

Consumer Staples — 3.4%
Andersons	48,086	1,740
B&G Foods, Cl A	26,595	1,308
Cal-Maine Foods *(A)	7,066	272
Central Garden & Pet, Cl A *	40,635	1,008
Energizer Holdings	19,026	951
Fresh Del Monte Produce	10,000	599
Freshpet *(A)	114,620	992
Ingredion	27,141	3,611
J&J Snack Foods (A)	7,030	837
John B Sanfilippo & Son (A)	6,294	323
Kroger	19,039	565
Molson Coors Brewing, Cl B	6,535	718
Omega Protein *	78,738	1,840
Pilgrim's Pride *(A)	8,724	184
Pinnacle Foods	21,455	1,076
Post Holdings *	14,734	1,137
Sanderson Farms (A)	13,270	1,278
SpartanNash	14,576	422
Spectrum Brands Holdings	9,521	1,311

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SUPERVALU *	236,895	$1,182
TreeHouse Foods *(A)	5,261	459
USANA Health Sciences *	3,091	428
WhiteWave Foods, Cl A *	20,031	1,090

		23,331

Energy — 5.0%
Callon Petroleum *	45,700	718
CARBO Ceramics *(A)	135,932	1,487
Carrizo Oil & Gas *(A)	44,145	1,793
Concho Resources *	20,638	2,835
Contango Oil & Gas *	29,732	304
Denbury Resources *(A)	147,146	475
Diamondback Energy, Cl A *(A)	6,772	654
Dril-Quip *(A)	2,441	136
Ensco, Cl A	105,365	896
Forum Energy Technologies *(A)	31,746	630
Frank's International (A)	24,311	316
HollyFrontier (A)	12,959	318
Matador Resources *(A)	34,174	832
Murphy Oil (A)	5,089	155
Newfield Exploration *	39,763	1,728
Noble (A)	128,907	817
Oasis Petroleum *(A)	62,111	712
Oceaneering International, Cl A	14,038	386
Oil States International *	55,605	1,755
Parsley Energy, Cl A *	70,099	2,349
Patterson-UTI Energy (A)	70,106	1,568
PBF Energy, Cl A (A)	67,075	1,519
PDC Energy, Cl A *	13,281	891
Pioneer Natural Resources	2,474	459
Prothena *(A)	5,294	317
Rowan, Cl A *(A)	106,998	1,622
Seadrill *(A)	273,647	649
Ship Finance International (A)	20,548	303
Southwestern Energy *(A)	102,511	1,419
Superior Energy Services *	54,184	970
Tesoro	7,278	579
US Silica Holdings (A)	26,082	1,214
Western Refining (A)	49,288	1,304
World Fuel Services	59,253	2,741

		34,851

Financials — 13.6%
Affiliated Managers Group *	12,845	1,859
Allied World Assurance Holdings	12,900	521
Allstate	8,087	559
American Equity Investment Life Holding	118,034	2,093
American Financial Group	13,800	1,035
Ameriprise Financial	4,701	469
Amerisafe	1,639	96
AmTrust Financial Services	11,628	312

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Arch Capital Group *	3,676	$291
Argo Group International Holdings	5,428	306
Artisan Partners Asset Management, Cl A	20,184	549
Aspen Insurance Holdings	8,500	396
Assurant	10,159	937
Assured Guaranty	12,310	342
Axis Capital Holdings	2,535	138
Bank of the Ozarks	26,740	1,027
BankUnited	42,286	1,277
Beneficial Bancorp	71,421	1,051
BGC Partners, Cl A	398,000	3,483
Capitol Federal Financial (A)	104,787	1,474
Central Pacific Financial	15,480	390
Chemical Financial (A)	17,703	781
CNO Financial Group	75,798	1,157
Cohen & Steers	7,006	300
Columbia Banking System (A)	58,121	1,902
E*Trade Financial *	11,727	341
Eagle Bancorp *(A)	33,168	1,636
East West Bancorp	36,967	1,357
Employers Holdings	17,888	534
Endurance Specialty Holdings	18,808	1,231
Erie Indemnity, Cl A (A)	5,598	571
EverBank Financial, Cl A	45,939	889
Evercore Partners, Cl A	15,008	773
Everest Re Group	6,060	1,151
FBL Financial Group, Cl A (A)	3,708	237
Federal Agricultural Mortgage, Cl C	7,433	294
Federated Investors, Cl B (A)	37,377	1,107
Fidelity Southern	20,478	377
First American Financial	8,776	345
First Citizens BancShares, Cl A (A)	1,150	338
First Commonwealth Financial	156,875	1,583
First Interstate BancSystem, Cl A (A)	19,006	599
FirstCash	24,398	1,149
FNB (Pennsylvania) (A)	102,113	1,256
FNF Group	6,136	226
FNFV Group *	32,120	401
Green Dot, Cl A *	181,408	4,183
Greenhill	25,986	612
Hanover Insurance Group, Cl A	38,140	2,877
Hilltop Holdings *	15,949	358
Horace Mann Educators, Cl A (A)	23,303	854
Houlihan Lokey, Cl A	42,219	1,058
Huntington Bancshares	127,744	1,260
Infinity Property & Casualty	6,577	543
International Bancshares	20,180	601
International. FCStone *	11,359	441
Investors Bancorp	57,756	694
LendingTree *(A)	3,685	357
LPL Financial Holdings (A)	51,260	1,533
MarketAxess Holdings	3,601	596

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MB Financial	63,446	$2,413
MGIC Investment *	183,662	1,469
Nasdaq, Cl A	5,050	341
OFG Bancorp	426,661	4,314
PacWest Bancorp (A)	98,114	4,210
PennyMac Mortgage Investment Trust ‡	25,807	402
Piper Jaffray *(A)	8,894	430
Popular	47,861	1,829
PrivateBancorp, Cl A	20,103	923
ProAssurance (A)	4,901	257
Reinsurance Group of America, Cl A	13,096	1,414
RenaissanceRe Holdings (A)	1,520	183
Santander Consumer USA Holdings *	48,153	586
Selective Insurance Group	45,314	1,806
ServisFirst Bancshares (A)	7,609	395
Signature Bank, Cl B *	11,813	1,399
SLM *	260,629	1,947
Starwood Property Trust ‡	138,635	3,122
Stifel Financial *	12,532	482
SunTrust Banks	17,965	787
SVB Financial Group, Cl B *(A)	10,502	1,161
Synovus Financial	17,477	569
TCF Financial	55,027	798
Unum Group	29,327	1,036
Validus Holdings	15,363	765
Voya Financial	40,024	1,154
Webster Financial (A)	7,700	293
Western Alliance Bancorp *	71,507	2,684
WSFS Financial	28,005	1,022
Zions Bancorporation	19,800	614

		93,912

Health Care — 12.0%
ABIOMED *	8,661	1,114
Acadia Healthcare, Cl A *(A)	34,736	1,721
Adamas Pharmaceuticals *(A)	24,345	400
Aerie Pharmaceuticals *	21,500	811
Aimmune Therapeutics *(A)	26,200	393
Akorn *(A)	92,909	2,533
Alder Biopharmaceuticals *(A)	16,379	537
Alere *	3,176	137
Align Technology *	26,782	2,511
Alkermes *(A)	13,865	652
AmerisourceBergen	6,362	514
Amicus Therapeutics *(A)	48,568	359
AMN Healthcare Services *	20,799	663
Amsurg *(A)	34,469	2,311
Analogic (A)	19,010	1,684
C.R. Bard	1,624	364
Centene *(A)	8,307	556
Cepheid *	22,791	1,201
Charles River Laboratories International *	14,525	1,211

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Chemed	7,200	$1,016
Community Health Systems *(A)	210,131	2,425
Cooper, Cl A	1,915	343
Cynosure, Cl A *	22,740	1,158
DBV Technologies ADR *	4,828	175
DENTSPLY SIRONA	25,057	1,489
DexCom *(A)	26,872	2,356
Diplomat Pharmacy *(A)	11,095	311
Emergent BioSolutions *	22,875	721
Ensign Group (A)	16,233	327
Exelixis *	63,713	815
Five Prime Therapeutics *(A)	11,200	588
Glaukos *	18,293	690
GW Pharmaceuticals ADR *(A)	3,127	415
HealthSouth	50,304	2,041
Horizon Pharma *(A)	29,601	537
Humana	5,500	973
ICON *(A)	20,157	1,560
ICU Medical *	5,669	716
Idexx Laboratories *	6,675	752
INC Research Holdings, Cl A *	8,498	379
Incyte *	3,300	311
Insulet *	10,776	441
Integra LifeSciences Holdings *	50,072	4,133
Kindred Healthcare	113,393	1,159
Lannett *(A)	130,610	3,470
LHC Group *	8,754	323
LifePoint Health *(A)	10,538	624
Ligand Pharmaceuticals *(A)	55,043	5,618
Luminex *	15,633	355
Magellan Health *	8,334	448
Masimo *	15,397	916
Medicines *(A)	16,794	634
Medidata Solutions *	5,534	309
MEDNAX *(A)	14,152	938
Mettler Toledo International *(A)	2,460	1,033
MiMedx Group *(A)	48,064	412
Molina Healthcare *(A)	23,101	1,347
Neurocrine Biosciences *	10,042	509
Nevro *(A)	19,869	2,074
NuVasive *	10,376	692
Orthofix International *	8,084	346
Otonomy *(A)	21,739	395
Parexel International *	15,050	1,045
PDL BioPharma *	245,771	823
Penumbra *	15,074	1,145
PerkinElmer	14,013	786
PRA Health Sciences *	5,799	328
Premier, Cl A *	20,465	662
Quintiles Transnational *	31,043	2,516
Radius Health *	7,937	429
Sage Therapeutics *(A)	15,894	732

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
STERIS	4,494	$329
Teleflex	3,980	669
TESARO *(A)	12,579	1,261
Triple-S Management, Cl B *	13,520	297
Ultragenyx Pharmaceutical *(A)	10,062	714
United Therapeutics *(A)	14,367	1,696
VCA *	7,484	524
WellCare Health Plans *	7,864	921
West Pharmaceutical Services	4,288	319
Wright Medical Group *	12,485	306
Zeltiq Aesthetics *(A)	34,524	1,354

		82,802

Industrials — 16.9%
AAR	13,157	412
Acacia Research *	425,615	2,775
ACCO Brands *	285,499	2,752
Actuant, Cl A (A)	42,636	991
Acuity Brands	7,636	2,020
Aegion, Cl A *	16,638	317
Alaska Air Group	16,037	1,056
Allegiant Travel, Cl A	2,338	309
American Woodmark *	3,752	302
AO Smith	14,044	1,387
Apogee Enterprises (A)	8,228	368
ArcBest	36,582	696
Atlas Air Worldwide Holdings *(A)	98,024	4,197
Babcock & Wilcox Enterprises *	88,878	1,466
Beacon Roofing Supply *	19,239	809
BWX Technologies, Cl W	142,775	5,478
Carlisle	34,980	3,588
CEB	13,321	726
Cintas	12,501	1,408
CIRCOR International (A)	12,386	738
Comfort Systems USA	6,327	185
Copa Holdings, Cl A (A)	5,789	509
Copart *	6,297	337
Crane, Cl A	51,163	3,224
Curtiss-Wright	15,306	1,395
Deluxe (A)	12,883	861
Dun & Bradstreet	8,152	1,114
DXP Enterprises *(A)	44,495	1,254
Dycom Industries *(A)	28,929	2,366
EMCOR Group	24,206	1,443
Engility Holdings *	23,184	730
Equifax	2,212	298
Federal Signal	26,947	357
FreightCar America, Cl A	20,718	298
G&K Services	16,788	1,603
Genesee & Wyoming, Cl A *(A)	58,031	4,001
Global Brass & Copper Holdings	11,651	337
Greenbrier (A)	22,252	785

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
H&E Equipment Services	46,602	$781
Hawaiian Holdings *	26,352	1,281
HD Supply Holdings *	39,572	1,266
Herc Holdings *	9,993	337
Hertz Global Holdings *	23,339	937
Hexcel, Cl A (A)	24,458	1,083
HNI	13,162	524
Huntington Ingalls Industries, Cl A	7,861	1,206
Hyster-Yale Materials Handling	6,202	373
IDEX (A)	18,517	1,733
ITT	31,123	1,115
Jacobs Engineering Group *	6,039	312
JetBlue Airways *	77,930	1,344
John Bean Technologies, Cl A (A)	7,131	503
Kadant	25,142	1,310
Kaman, Cl A (A)	35,491	1,559
KAR Auction Services	85,739	3,700
Kirby *(A)	17,144	1,066
L-3 Communications Holdings	7,300	1,100
LB Foster, Cl A	75,966	912
Lennox International (A)	7,466	1,172
Lincoln Electric Holdings (A)	18,611	1,165
ManpowerGroup	25,113	1,815
Masco	22,855	784
MasTec *	29,249	870
Matson (A)	17,260	688
Meritor *	119,937	1,335
Middleby *	11,790	1,457
MRC Global *	20,993	345
MSA Safety	5,363	311
MYR Group *	12,505	376
Old Dominion Freight Line, Cl A *(A)	25,477	1,748
Orbital ATK	6,990	533
Oshkosh Truck	35,569	1,992
Owens Corning	13,810	737
Paylocity Holding *(A)	21,432	953
Quad Graphics	18,303	489
RBC Bearings *(A)	14,377	1,100
Resources Connection	20,994	314
Roadrunner Transportation Systems *	60,561	483
Robert Half International	35,045	1,327
RPX *	31,949	342
Ryder System	8,900	587
Saia *(A)	9,826	294
SiteOne Landscape Supply *	16,776	603
Skywest	25,407	671
Spirit AeroSystems Holdings, Cl A *	28,103	1,252
Spirit Airlines *	7,026	299
SPX FLOW *	12,449	385
TASER International *(A)	10,881	311
Teledyne Technologies *	20,481	2,211
Tetra Tech (A)	16,037	569

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Titan Machinery *(A)	118,090	$1,228
Toro	10,348	485
TransDigm Group *	3,700	1,070
Trinity Industries (A)	60,530	1,464
Triumph Group (A)	1,013	28
TrueBlue *	18,524	420
Unifirst (A)	644	85
United Rentals *	9,199	722
Universal Forest Products	8,704	857
Wabash National *(A)	41,485	591
Wabtec (A)	3,600	294
WageWorks *(A)	8,366	510
Waste Connections	4,781	357
Watsco (A)	6,700	944
Wesco Aircraft Holdings *(A)	209,569	2,815
XPO Logistics *(A)	30,205	1,108
Xylem	18,430	967

		116,797

Information Technology — 17.3%
ACI Worldwide *(A)	61,709	1,196
Acxiom *(A)	29,729	792
Advanced Energy Industries *	1,400	66
Alliance Data Systems *(A)	1,158	248
Amkor Technology *	37,824	368
Ansys *	3,217	298
Arista Networks *(A)	4,501	383
Arrow Electronics, Cl A *	4,925	315
Aspen Technology *	41,409	1,938
Atlassian, Cl A *	23,427	702
AVG Technologies *	17,281	432
Avnet	8,652	355
Bankrate *	39,418	334
Belden	9,618	664
Benchmark Electronics *(A)	25,072	626
Black Box	54,931	764
Blackbaud, Cl A (A)	13,951	926
Blackhawk Network Holdings, Cl A *	22,561	681
Bottomline Technologies *	42,540	992
Broadcom	9,282	1,601
Broadridge Financial Solutions	28,670	1,944
BroadSoft *	8,619	401
Brocade Communications Systems	100,100	924
CACI International, Cl A *	10,545	1,064
Cadence Design Systems *(A)	73,065	1,865
CDW	10,820	495
Cimpress *(A)	10,766	1,089
Cirrus Logic *	44,230	2,351
Coherent *	5,166	571
CommScope Holding *	10,267	309
CommVault Systems *	39,535	2,100
Convergys	84,081	2,558

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CoStar Group *	11,236	$2,433
CSG Systems International	16,700	690
Cypress Semiconductor (A)	123,886	1,506
Dolby Laboratories, Cl A	17,896	972
Electronic Arts *	13,002	1,110
Electronics For Imaging *(A)	9,392	459
Ellie Mae *	4,713	496
Entegris *	26,270	458
EPAM Systems *(A)	7,056	489
Euronet Worldwide *	20,534	1,680
ExlService Holdings *	24,455	1,219
Fair Isaac	6,500	810
Fidelity National Information Services, Cl B	12,644	974
First Solar *(A)	8,716	344
Fleetmatics Group *	9,640	578
Fortinet *	20,199	746
Gartner *	2,600	230
Gigamon *	19,328	1,059
Global Payments	23,656	1,816
Guidewire Software, Cl Z *	28,765	1,725
Harris	11,871	1,088
HubSpot *(A)	20,052	1,155
IAC *	49,937	3,120
Ingram Micro, Cl A *	8,623	308
Inphi *	24,989	1,087
Insight Enterprises *	21,641	704
InterDigital	32,257	2,555
Intersil, Cl A	28,169	618
InterXion Holding *	26,628	964
Ixia *	24,958	312
j2 Global	28,988	1,931
Jabil Circuit	70,363	1,535
Keysight Technologies *	71,100	2,253
Leidos Holdings	7,816	338
Littelfuse	16,324	2,103
Lumentum Holdings *	17,046	712
Manhattan Associates *	10,280	592
Marvell Technology Group	35,377	469
MaxLinear, Cl A *(A)	30,144	611
Mellanox Technologies *	14,590	631
Mentor Graphics	16,556	438
Methode Electronics	11,078	387
Microchip Technology (A)	16,167	1,005
Microsemi *(A)	44,787	1,880
MKS Instruments (A)	14,407	716
Monolithic Power Systems	22,891	1,843
NCR *	10,826	348
NETGEAR *	16,427	994
NeuStar, Cl A *(A)	25,797	686
Oclaro *	120,042	1,026
ON Semiconductor *	42,625	525
Open Text	52,506	3,406

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Orbotech *	53,910	$1,596
OSI Systems *	37,509	2,452
Palo Alto Networks *(A)	5,733	913
Pandora Media *(A)	54,424	780
Paycom Software *	9,028	453
Photronics *	30,706	317
Proofpoint *(A)	20,816	1,558
Q2 Holdings *(A)	29,886	857
Qorvo *(A)	10,870	606
Rackspace Hosting *	17,788	564
RingCentral, Cl A *	52,403	1,240
Rubicon Project *	30,043	249
Sabre (A)	20,405	575
Sanmina *	39,282	1,118
Science Applications International	11,933	828
Shopify, Cl A *	16,098	691
Silicon Graphics International *	152,937	1,178
Silicon Laboratories *	19,462	1,144
Silicon Motion Technology ADR	21,597	1,119
Skyworks Solutions (A)	4,477	341
SS&C Technologies Holdings	17,556	564
Super Micro Computer *	14,225	332
Sykes Enterprises *	20,228	569
Synaptics *(A)	3,844	225
SYNNEX	9,640	1,100
Synopsys *	20,308	1,205
Take-Two Interactive Software, Cl A *	35,738	1,611
Tech Data *	11,750	995
Teradyne	40,298	870
Tessera Technologies	15,131	582
Trimble Navigation *	28,030	801
Tyler Technologies *(A)	4,765	816
Ultimate Software Group *(A)	10,632	2,173
Western Digital	6,200	363
Yelp, Cl A *	8,179	341
Zebra Technologies, Cl A *(A)	38,075	2,650

		119,262

Materials — 6.2%
Albemarle	25,763	2,202
Ashland Global Holdings	18,288	2,121
Avery Dennison	30,430	2,367
Ball	9,183	753
Bemis (A)	2,836	145
Berry Plastics Group *	41,193	1,806
Boise Cascade *	20,506	521
Cabot	44,463	2,330
Chemtura *	13,358	438
Cliffs Natural Resources *(A)	48,623	284
Commercial Metals, Cl A	26,650	431
Compass Minerals International, Cl A (A)	13,714	1,011
Crown Holdings *	31,797	1,815

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eagle Materials	4,019	$311
FMC	62,794	3,035
Gold Resource	24,572	182
Graphic Packaging Holding	53,005	742
Headwaters, Cl A *	66,598	1,127
Huntsman	23,455	382
Kaiser Aluminum	3,573	309
LSB Industries *(A)	189,964	1,630
Martin Marietta Materials, Cl A	420	75
Materion	12,245	376
Neenah Paper, Cl A	14,000	1,106
Olympic Steel	15,772	349
Owens-Illinois *	42,341	779
Packaging Corp of America (A)	10,242	832
PolyOne	61,364	2,075
Rayonier Advanced Materials	43,416	580
Reliance Steel & Aluminum	24,004	1,729
Schulman A	33,230	968
Sensient Technologies	16,062	1,218
Silgan Holdings (A)	50,049	2,532
Steel Dynamics	52,104	1,302
Stepan	6,908	502
Summit Materials, Cl A *	50,034	928
SunCoke Energy *	48,154	386
United States Steel (A)	80,675	1,522
Worthington Industries	20,346	977
WR Grace	7,676	566

		42,744

Real Estate — 7.2%
Acadia Realty Trust ‡	50,493	1,830
Alexandria Real Estate Equities ‡	10,497	1,142
American Assets Trust ‡(A)	28,220	1,224
American Campus Communities ‡(A)	37,670	1,916
American Homes 4 Rent, Cl A ‡	62,696	1,357
Armada Hoffler Properties ‡	28,819	386
Brixmor Property Group ‡	13,478	375
CBL & Associates Properties ‡	126,782	1,539
Cedar Realty Trust ‡	44,843	323
Chesapeake Lodging Trust ‡(A)	17,222	394
Colony Starwood Homes ‡(A)	51,237	1,471
Columbia Property Trust ‡	13,787	309
CoreSite Realty ‡(A)	5,244	388
CyrusOne ‡(A)	25,221	1,200
Digital Realty Trust, Cl A ‡(A)	4,193	407
Douglas Emmett ‡(A)	4,298	157
DuPont Fabros Technology ‡	28,525	1,177
Education Realty Trust ‡	46,530	2,007
EPR Properties, Cl A ‡	33,739	2,657
Equity One, Cl A ‡	16,882	517
First Potomac Realty Trust ‡	32,931	301
Forest City Realty Trust, Cl A ‡	104,433	2,416

6	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Franklin Street Properties ‡	28,037	$353
Gaming and Leisure Properties ‡	66,751	2,233
GEO Group ‡(A)	20,515	488
Healthcare Trust of America, Cl A ‡(A)	33,399	1,090
Hersha Hospitality Trust, Cl A ‡(A)	79,289	1,429
Highwoods Properties ‡	65,492	3,413
Hospitality Properties Trust ‡(A)	46,609	1,385
Howard Hughes *(A)	34,536	3,954
InfraREIT ‡	17,700	321
Jones Lang LaSalle	10,068	1,146
Lamar Advertising, Cl A ‡(A)	11,919	778
Life Storage	1,800	160
Medical Properties Trust ‡(A)	190,106	2,808
Mid-America Apartment Communities ‡	8,042	756
Omega Healthcare Investors ‡(A)	19,600	695
Parkway Properties ‡	43,809	745
Pebblebrook Hotel Trust ‡(A)	25,055	666
PS Business Parks ‡	8,411	955
QTS Realty Trust, Cl A ‡(A)	13,887	734
Ryman Hospitality Properties	14,227	685
Summit Hotel Properties ‡	40,648	535
Sun Communities ‡	1,825	143
Sunstone Hotel Investors ‡(A)	22,405	287
Washington Prime Group	51,848	642

		49,894

Telecommunication Services — 0.4%
Cincinnati Bell, Cl A *	97,720	399
Cogent Communications Holdings (A)	21,690	798
Level 3 Communications *	5,076	235
SBA Communications, Cl A *	2,217	249
Telephone & Data Systems	21,150	575
Vonage Holdings *	86,245	570

		2,826

Utilities — 2.3%
Atmos Energy	20,484	1,525
Avista	21,700	907
Black Hills, Cl A (A)	9,464	579
Calpine *	22,624	286
CMS Energy	17,866	751
Edison International	6,342	458
Great Plains Energy	42,356	1,156
Idacorp, Cl A	10,909	854
National Fuel Gas	19,648	1,062
New Jersey Resources (A)	1,500	49
ONE Gas	9,553	591
PNM Resources	26,970	883
Portland General Electric	43,378	1,848
SCANA	22,344	1,617
Southwest Gas	15,642	1,093
Spire	7,863	501

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
UGI	35,168	$1,591
Vectren	7,055	354

		16,105

Total Common Stock (Cost $462,053) ($ Thousands)		656,814

	Number of Rights

RIGHTS — 0.0%
United States — 0.0%
Central European Media Enterprises ‡‡	53	–
Chelseea Therapeutics International CVR ‡‡	3,004	–
Dyax, Expires 12/31/2019	6,884	–
Endo Pharmaceuticals ‡‡	1,900	–
Safeway CVR - Casa Ley ‡‡	11,400	12
Safeway CVR - PDC ‡‡	11,400	–

Total Rights (Cost $—) ($ Thousands)		12

	Shares
AFFILIATED PARTNERSHIP — 26.2%
SEI Liquidity Fund, L.P.
0.440% **†(B)	180,708,367	180,708

Total Affiliated Partnership (Cost $180,708) ($ Thousands)		180,708

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.241%, 10/20/2016 (C)	$320	320

Total U.S. Treasury Obligation (Cost $320) ($ Thousands)		320

	Shares
CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	33,688,560	33,689

Total Cash Equivalent (Cost $33,689) ($ Thousands)		33,689

Total Investments — 126.2% (Cost $676,770) ($ Thousands)		$871,543

SEI Institutional Managed Trust / Annual Report / September 30, 2016	7

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Small/Mid Cap Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	24	Dec-2016	$5
S&P Mid Cap 400 Index E-MINI	20	Dec-2016	(3)

			$2

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $690,473 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $178,774 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $180,708 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P.— Limited Partnership

S&P— Standard & Poor's

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$656,814	$–	$–	$656,814
Rights	–	12	–	12
Affiliated Partnership	–	180,708	–	180,708
U.S. Treasury Obligation	–	320	–	320
Cash Equivalent	33,689	–	–	33,689

Total Investments in Securities	$690,503	$181,040	$–	$871,543

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Appreciation	$5	$—	$—	$5
Unrealized Depreciation	(3)	—	—	(3)

Total Other Financial Instruments	$2	$—	$—	$2

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Mid-Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Consumer Discretionary — 14.2%
Bed Bath & Beyond (A)	12,300	$530
Best Buy	18,400	702
Carter’s	5,200	451
Cooper-Standard Holding *	2,800	277
Dillard’s, Cl A (A)	2,100	133
Discovery Communications, Cl A *(A)	1,900	51
Discovery Communications, Cl C *	21,200	558
Dollar General	6,500	455
DR Horton	19,100	577
Express *	3,300	39
Extended Stay America	18,300	260
Foot Locker, Cl A	800	54
FTD *(A)	3,100	64
Genuine Parts	6,700	673
Kohl’s (A)	3,183	139
Lear	5,300	642
Lennar, Cl A	2,600	110
Lennar, Cl B	3,000	101
Liberty Interactive QVC Group, Cl A *	29,700	594
Macy’s	18,200	674
Murphy USA *	6,200	442
NACCO Industries, Cl A	3,100	211
News, Cl A	22,400	313
NVR *	100	164
Penske Auto Group, Cl A (A)	8,500	410
PVH	5,700	630
Ross Stores	6,200	399
Royal Caribbean Cruises (A)	8,600	645
Staples	22,800	195
TEGNA	11,100	242
Thor Industries	3,200	271
Ulta Salon Cosmetics & Fragrance *	2,400	571
Viacom, Cl B	14,800	564
Wyndham Worldwide	8,100	545

		12,686

Consumer Staples — 6.0%
Blue Buffalo Pet Products *	6,600	157
Bunge	9,600	569
Campbell Soup	6,000	328
Clorox	5,300	663
ConAgra Foods	15,900	749
Dr Pepper Snapple Group	7,500	685
Ingredion	2,500	333
JM Smucker	4,600	623
Pilgrim's Pride *(A)	18,000	380
Tyson Foods, Cl A	11,600	866

		5,353

Energy — 4.5%
Energen *	7,400	427

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ensco, Cl A	28,600	$243
Marathon Oil	3,800	60
Marathon Petroleum	19,200	779
Newfield Exploration *	12,700	552
Oneok	9,800	504
PBF Energy, Cl A (A)	20,100	455
Rice Energy *	15,400	402
Tesoro	7,800	621

		4,043

Financials — 10.4%
Ally Financial	32,800	639
American Financial Group	6,900	517
Ameriprise Financial	6,900	688
Annaly Capital Management ‡	54,600	574
Assured Guaranty	2,800	78
Chimera Investment ‡	30,540	487
Citizens Financial Group	23,300	576
East West Bancorp	14,600	536
Fifth Third Bancorp	11,600	237
Genworth Financial, Cl A *	9,700	48
Invesco	15,800	494
Invesco Mortgage Capital ‡	3,300	50
Lincoln National	1,500	70
Navient (A)	8,500	123
Old Republic International	27,400	483
Progressive	7,900	249
Raymond James Financial	10,600	617
Regions Financial	62,300	615
Reinsurance Group of America, Cl A	1,500	162
Starwood Property Trust ‡	4,000	90
SunTrust Banks	18,200	797
Unum Group	17,200	607
Voya Financial	300	9
XL Group	16,500	555

		9,301

Health Care — 11.4%
Alkermes *	1,300	61
AmerisourceBergen	2,200	178
Anthem	1,200	150
Boston Scientific *	18,900	450
Bruker BioSciences	18,200	412
C.R. Bard	3,300	740
Cerner *(A)	11,200	692
DaVita HealthCare Partners *	900	60
Edwards Lifesciences, Cl A *	8,400	1,013
Hill-Rom Holdings	7,900	490
Hologic *	16,600	644
IDEXX Laboratories *	600	68
Incyte *	7,700	726
Intuitive Surgical *	1,150	833

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Jazz Pharmaceuticals *	3,860	$469
Mallinckrodt *	9,000	628
Quintiles Transnational *	6,200	503
Universal Health Services, Cl B	4,500	555
Vertex Pharmaceuticals *	800	70
VWR *	16,800	476
WellCare Health Plans *	4,000	468
West Pharmaceutical Services	1,400	104
Zimmer Biomet Holdings	600	78
Zoetis, Cl A	6,200	322

		10,190

Industrials — 11.9%
Alaska Air Group	700	46
Babcock & Wilcox Enterprises *	19,700	325
BWX Technologies, Cl W	14,600	560
Carlisle	5,400	554
Continental Building Products *	6,300	132
Cummins	5,800	743
Global Brass & Copper Holdings	1,500	43
HD Supply Holdings *	8,800	281
Hubbell, Cl B	900	97
Huntington Ingalls Industries, Cl A	4,200	644
Ingersoll-Rand	10,800	734
KBR	32,600	493
L-3 Communications Holdings	500	75
Lennox International (A)	2,300	361
ManpowerGroup	6,400	463
Masco	8,800	302
PACCAR	12,100	711
Parker-Hannifin, Cl A	4,300	540
Republic Services (A)	1,100	56
RR Donnelley & Sons	3,000	47
Southwest Airlines, Cl A	11,900	463
Spirit AeroSystems Holdings, Cl A *	12,000	535
SPX FLOW *	3,700	115
Stanley Black & Decker	6,000	738
Textron	15,900	632
United Continental Holdings *	15,700	824
Wabash National *(A)	2,100	30
Wesco Aircraft Holdings *(A)	2,400	32

		10,576

Information Technology — 16.0%
Advanced Energy Industries *	2,400	114
Akamai Technologies *	6,800	360
Analog Devices	4,900	316
Ansys *	1,600	148
Applied Materials	5,100	154
Arista Networks *(A)	5,500	468
Arrow Electronics, Cl A *	4,400	281
Avnet	4,300	177

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Booz Allen Hamilton Holding, Cl A	4,700	$149
CA	1,200	40
Cardtronics *(A)	7,300	326
CDK Global	4,400	252
CDW	13,400	613
Citrix Systems *	7,600	648
CommScope Holding *	17,500	527
CoreLogic *	1,200	47
CoStar Group *	2,700	585
eBay *	18,100	595
Electronic Arts *	4,100	350
F5 Networks, Cl A *	4,600	573
First Data, Cl A *	30,800	405
Fiserv, Cl A *	5,400	537
HP	26,200	407
IAC *	10,000	625
Intuit	1,100	121
Juniper Networks	25,100	604
Leidos Holdings	1,100	48
Linear Technology	10,800	640
Manhattan Associates *	8,200	473
Maxim Integrated Products	6,600	263
NCR *	11,400	367
Nuance Communications *	20,400	296
Red Hat *	6,500	525
Seagate Technology (A)	8,700	335
Symantec, Cl A	31,600	793
Synopsys *	10,500	623
Total System Services	9,700	457

		14,242

Materials — 5.5%
Alcoa (A)	6,400	65
Celanese, Ser A	9,300	619
Crown Holdings *	10,600	605
GCP Applied Technologies *	4,900	139
Newmont Mining	21,700	853
Nucor	13,500	667
Owens-Illinois *	18,400	338
RPM International	10,100	543
Steel Dynamics	21,200	530
Westlake Chemical	10,400	556

		4,915

Real Estate — 9.5%
American Campus Communities ‡	6,800	346
Apple Hospitality (A)	15,100	280
Ashford Hospitality Trust ‡	13,300	78
Boston Properties ‡	3,000	409
Brixmor Property Group ‡	18,200	506
CBRE Group, Cl A *	12,600	353
Chesapeake Lodging Trust ‡	5,200	119

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Mid-Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Empire State Realty Trust, Cl A ‡	7,400	$155
Forest City Realty Trust, Cl A ‡	22,500	520
Franklin Street Properties ‡	22,300	281
General Growth Properties ‡	22,300	616
GEO Group ‡(A)	19,700	468
HCP ‡	18,900	717
Jones Lang LaSalle	5,060	576
Marcus & Millichap *	3,500	91
NexPoint Residential Trust	2,100	41
NorthStar Realty Finance ‡	22,700	299
Paramount Group ‡	10,000	164
ProLogis ‡	14,600	782
Rayonier ‡	4,900	130
Ryman Hospitality Properties	8,500	409
VEREIT ‡	56,500	586
WP Carey ‡	8,200	529

		8,455

Telecommunication Services — 0.3%
Telephone & Data Systems	7,900	215

Utilities — 7.6%
AES	51,200	658
American Electric Power	4,100	263
DTE Energy	7,500	703
Edison International	4,000	289
Entergy	8,500	652
Eversource Energy	11,600	629
FirstEnergy	16,500	546
Hawaiian Electric Industries	12,600	376
MDU Resources Group	10,900	277
National Fuel Gas	4,500	243
PPL	22,300	771
Public Service Enterprise Group	17,500	733
UGI	14,100	638

		6,778

Total Common Stock (Cost $79,974) ($ Thousands)		86,754

AFFILIATED PARTNERSHIP — 6.4%
SEI Liquidity Fund, L.P.
0.440% **†(B)	5,714,002	5,714

Total Affiliated Partnership (Cost $5,714) ($ Thousands)		5,714

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.238%, 10/20/2016 (C)(D)	$50	$50

Total U.S. Treasury Obligation (Cost $50) ($ Thousands)		50

	Shares

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	2,188,571	2,189

Total Cash Equivalent (Cost $2,189) ($ Thousands)		2,189

Total Investments — 106.3% (Cost $87,927) ($ Thousands)		$94,707

Percentages are based on Net Assets of $89,130 ($ Thousands).
*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.
‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 10). The total market value of securities on loan at September 30, 2016 was $5,670 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2016 was $5,714 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

Ser — Series

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$86,754	$–	$–	$86,754
U.S. Treasury Obligation	–	50	–	50
Affiliated Partnership	–	5,714	–	5,714
Cash Equivalent	2,189	–	–	2,189

Total Investments in Securities	$88,943	$5,764	$–	$94,707

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.4%

Consumer Discretionary — 10.3%
American Eagle Outfitters	182,290	$3,256
Aramark	242,246	9,213
Bed Bath & Beyond	159,924	6,894
Best Buy	31,153	1,189
Big Lots	129,291	6,174
BJ's Restaurants *	12,392	440
Brinker International	85,406	4,307
Canadian Tire, Cl A	30,700	3,069
Carriage Services	12,539	297
Cheesecake Factory	178,130	8,917
Children's Place	46,400	3,706
Comcast, Cl A	49,100	3,257
Cooper Tire & Rubber	17,450	663
Cooper-Standard Holding *	8,838	873
Cracker Barrel Old Country Store	3,069	406
CST Brands	12,623	607
Darden Restaurants	83,246	5,105
Del Frisco's Restaurant Group *	9,995	135
Del Taco Restaurants *	44,759	533
Dillard's, Cl A	47,256	2,977
Discovery Communications, Cl C *	13,093	345
Dollar General	109,500	7,664
Eldorado Resorts *	39,801	559
Escalade	6,743	86
Foot Locker, Cl A	62,655	4,243
GameStop, Cl A	68,633	1,894
General Motors	9,491	301
Genuine Parts	19,662	1,975
Goodyear Tire & Rubber	14,668	474
Graham Holdings, Cl B	975	469
Grand Canyon Education *	3,784	153
Hemisphere Media Group, Cl A *	12,906	165
Hooker Furniture	5,949	146
Kohl's	89,800	3,929
Lear	15,993	1,939
Lindblad Expeditions Holdings *	27,763	250
Macy's	37,300	1,382
Mattel	277,602	8,406
McDonald's	124,799	14,397
Michael Kors Holdings *	200,786	9,395
Murphy USA *	58,900	4,203
National CineMedia	24,332	358
NVR *	3,342	5,480
Panera Bread, Cl A *	11,286	2,198
PetMed Express	35,402	718
Regal Entertainment Group, Cl A	15,740	342
Sally Beauty Holdings *	142,800	3,667
Scripps Networks Interactive, Cl A	51,600	3,276
Staples	152,215	1,301
Superior Uniform Group	2,724	54
Target, Cl A	301,008	20,673

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tenneco *	15,288	$891
TJX	7,671	574
Viacom, Cl B	40,400	1,539
Wayfair, Cl A *	1,780	70
Yum! Brands	2,608	237

		165,771

Consumer Staples — 17.7%
Altria Group	329,611	20,841
Amplify Snack Brands *	20,924	339
Brown-Forman, Cl B	4,684	222
Bunge	85,408	5,059
Calavo Growers	1,988	130
Cal-Maine Foods *	1,241	48
Campbell Soup	46,724	2,556
Clorox	83,056	10,397
Coca-Cola	189,454	8,018
Coca-Cola European Partners	36,600	1,460
Costco Wholesale	74,318	11,334
Coty, Cl A	61,236	1,439
CVS Health	88,800	7,902
Dean Foods	263,002	4,313
Dr Pepper Snapple Group	287,944	26,292
Flowers Foods	320,072	4,839
Fresh Del Monte Produce	94,401	5,655
General Mills	168,008	10,732
Hormel Foods	137,734	5,224
Ingredion	36,252	4,824
J&J Snack Foods	6,446	768
John B Sanfilippo & Son	9,094	467
Kellogg	59,300	4,594
Kimberly-Clark	96,029	12,113
Kroger	316,876	9,405
Lancaster Colony	9,105	1,203
McCormick	111,502	11,141
Metro, Cl A	92,100	3,018
National Beverage, Cl A *	4,077	180
Nu Skin Enterprises, Cl A	55,876	3,620
Orchids Paper Products	8,767	239
PepsiCo	157,328	17,113
Philip Morris International	165,454	16,085
Pinnacle Foods	110,188	5,528
Sanderson Farms	41,900	4,036
Snyder's-Lance	8,820	296
SYSCO, Cl A	325,257	15,941
Tyson Foods, Cl A	166,658	12,444
Universal	36,082	2,101
Vector Group	53,626	1,155
Wal-Mart Stores	441,835	31,865
Weis Markets	10,536	559

		285,495

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Energy — 0.8%
Exxon Mobil	111,500	$9,732
Frank's International	125,003	1,625
Range Resources	20,117	779

		12,136

Financials — 14.3%
Aflac	93,600	6,727
Allied World Assurance Holdings	160,971	6,506
Allstate	120,809	8,358
American Capital Agency, Cl A ‡	55,100	1,077
American Capital Mortgage Investment ‡	59,245	1,018
American Financial Group	93,497	7,012
American National Insurance	30,666	3,740
Amerisafe	3,186	187
Annaly Capital Management ‡	516,100	5,419
Anworth Mortgage Asset ‡	93,474	460
Apollo Commercial Real Estate Finance ‡	200,248	3,278
Arch Capital Group *	90,931	7,207
Ares Commercial Real Estate ‡	8,823	111
Argo Group International Holdings	5,484	309
Aspen Insurance Holdings	155,200	7,231
Assured Guaranty	88,885	2,467
Atlas Financial Holdings *	21,013	331
Axis Capital Holdings	228,855	12,434
Bank of Marin Bancorp	2,321	115
BankUnited	29,171	881
Berkshire Hathaway, Cl B *	75,500	10,908
BNC Bancorp	12,825	312
BOK Financial	15,452	1,066
Capitol Federal Financial	64,763	911
Capstead Mortgage ‡	73,999	698
Carolina Financial	8,605	192
CBOE Holdings	210,763	13,668
Charter Financial	11,684	151
Chemical Financial	4,366	193
Chimera Investment ‡	92,995	1,483
Citigroup	15,441	729
Citizens Financial Group	21,122	522
CME Group	9,925	1,037
CU Bancorp *	14,194	324
Cullen/Frost Bankers	6,470	466
CYS Investments ‡	8,834	77
Employers Holdings	8,614	257
Endurance Specialty Holdings	87,833	5,749
Enstar Group *	3,173	522
Essent Group *	5,160	137
Everest Re Group	98,136	18,643
Farmers Capital Bank	3,810	113
Fidelity Southern	18,137	334
First Business Financial Services	8,452	199
First Foundation *	5,967	147

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
First Interstate BancSystem, Cl A	3,249	$102
First Mid-Illinois Bancshares	2,150	59
Genworth MI Canada	71,000	1,824
Great Ajax ‡	7,494	102
Green Dot, Cl A *	23,086	533
Guaranty Bancorp	5,796	103
Heritage Insurance Holdings	17,876	258
Horizon Bancorp	5,018	147
Houlihan Lokey, Cl A	1,906	48
James River Group Holdings	8,608	312
MBT Financial	4,566	41
MFA Financial ‡	1,055,596	7,896
Middleburg Financial	1,280	36
MidWestOne Financial Group	3,341	102
Morningstar, Cl A	6,151	488
National Bank Holdings, Cl A	18,485	432
National Bank of Canada	96,800	3,426
Northwest Bancshares	25,491	400
Old Line Bancshares	6,115	121
Old Second Bancorp	15,242	127
OneBeacon Insurance Group, Cl A	8,763	125
Opus Bank	6,870	243
Oritani Financial	4,965	78
Pacific Premier Bancorp *	35,227	932
Peoples Financial Services	3,918	160
People's Utah Bancorp	2,867	58
PNC Financial Services Group	42,000	3,784
Popular	39,866	1,524
Preferred Bank	6,905	247
ProAssurance	19,684	1,033
QCR Holdings	3,057	97
Reinsurance Group of America, Cl A	46,470	5,016
RenaissanceRe Holdings	96,068	11,543
RLI	1,568	107
Royal Bank of Canada	58,700	3,629
Santander Consumer USA Holdings *	132,590	1,612
Starwood Property Trust ‡	112,600	2,536
Stonegate Bank	22,618	763
TFS Financial	8,105	144
Thomson Reuters	43,256	1,790
Travelers	136,430	15,628
Triumph Bancorp *	2,715	54
Two Harbors Investment ‡	830,743	7,086
United Financial Bancorp	107,408	1,487
United Insurance Holdings	1,941	33
Validus Holdings	309,657	15,427
Virtu Financial, Cl A	49,065	734
Voya Financial	15,890	458
WashingtonFirst Bankshares	4,516	111
Waterstone Financial	17,315	294
Wells Fargo	90,400	4,003

		230,999

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 16.2%
Abbott Laboratories	18,093	$765
AbbVie	71,404	4,503
Aetna, Cl A	57,900	6,684
Allscripts Healthcare Solutions *	188,297	2,480
Amgen, Cl A	51,811	8,643
Anthem	48,900	6,128
AxoGen *	69,759	630
Baxter International	143,424	6,827
Biogen *	6,585	2,061
Bristol-Myers Squibb	175,186	9,446
C.R. Bard	18,334	4,112
Cardinal Health	198,143	15,396
Chemed	5,505	777
Computer Programs & Systems	10,362	270
Conmed	755	30
DaVita HealthCare Partners *	61,084	4,036
Eli Lilly	59,937	4,811
Enzo Biochem *	9,883	50
Express Scripts Holding *	90,388	6,375
Gilead Sciences	58,958	4,665
HCA Holdings *	71,160	5,382
Healthways *	7,631	202
Henry Schein *	10,470	1,706
Heska *	13,256	722
Hill-Rom Holdings	40,928	2,537
Humana	18,500	3,272
ICON *	63,847	4,940
ICU Medical *	6,015	760
Johnson & Johnson	299,129	35,336
Laboratory Corp of America Holdings *	53,172	7,310
LeMaitre Vascular	18,622	370
Mallinckrodt *	4,822	336
Masimo *	5,970	355
McKesson	69,018	11,509
Merck	366,497	22,873
Meridian Bioscience	38,281	738
Myriad Genetics *	31,180	642
NeoGenomics *	48,210	396
Owens & Minor	131,847	4,579
Patterson	95,086	4,368
Pfizer	638,521	21,627
PharMerica *	5,224	147
Press Ganey Holdings *	10,499	424
Quality Systems *	49,408	560
Quest Diagnostics	118,057	9,991
Quintiles Transnational *	18,550	1,504
Teleflex	55,217	9,279
United Therapeutics *	39,432	4,656
UnitedHealth Group	52,700	7,378
Utah Medical Products	6,072	363
Varian Medical Systems *	50,940	5,070

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vocera Communications *	7,111	$120
Waters *	26,703	4,232

		262,373

Industrials — 7.1%
Alaska Air Group	8,816	581
Babcock & Wilcox Enterprises *	37,453	618
Blue Bird *	5,409	79
Boeing	23,700	3,122
BWX Technologies, Cl W	122,897	4,716
Copa Holdings, Cl A	11,295	993
Danaher, Cl A	7,462	585
Deere	63,600	5,428
Delta Air Lines, Cl A	94,053	3,702
EMCOR Group	54,410	3,244
FedEx	15,900	2,777
General Dynamics	19,000	2,948
Global Brass & Copper Holdings	18,008	520
Huntington Ingalls Industries, Cl A	43,546	6,681
IES Holdings *	4,298	77
Landstar System	64,949	4,422
Lockheed Martin	54,845	13,147
Masonite International *	11,362	707
MSC Industrial Direct, Cl A	4,187	307
Northrop Grumman	47,300	10,120
Owens Corning	18,717	999
Quanta Services *	185,249	5,185
Raytheon	66,945	9,113
Republic Services	146,000	7,365
Southwest Airlines, Cl A	73,237	2,848
Spirit AeroSystems Holdings, Cl A *	56,104	2,499
Supreme Industries, Cl A	2,519	49
United Continental Holdings *	27,078	1,421
United Parcel Service, Cl B	36,300	3,970
United Technologies	45,000	4,572
Waste Management	180,423	11,504

		114,299

Information Technology — 11.9%
Accenture, Cl A	37,078	4,530
Alphabet, Cl A *	1,140	917
Amdocs	427,486	24,730
Apple	46,500	5,257
Applied Materials	41,836	1,261
Aspen Technology *	107,933	5,050
Atlassian, Cl A *	44,359	1,329
Booz Allen Hamilton Holding, Cl A	162,751	5,145
Broadridge Financial Solutions	42,956	2,912
CA	109,761	3,631
CDW	56,354	2,577
Cisco Systems	293,400	9,307
Citrix Systems *	37,208	3,171

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Convergys	136,140	$4,141
CSG Systems International	18,623	770
CSRA	118,838	3,197
Dell Technologies - VMware Inc, Cl V *	15,147	724
DST Systems	5,054	596
eBay *	158,105	5,202
First Data, Cl A *	163,688	2,154
Forrester Research	24,608	957
Genpact *	31,821	762
Harris	37,426	3,429
HP	85,223	1,323
IAC *	64,938	4,057
Ingram Micro, Cl A *	53,090	1,893
Intel	264,400	9,981
International Business Machines	76,760	12,193
Intuit	40,792	4,488
Jack Henry & Associates	8,732	747
Lumentum Holdings *	14,735	615
Microsoft	33,755	1,944
MINDBODY, Cl A *	38,033	748
Motorola Solutions	57,007	4,348
NetApp	161,994	5,803
NIC	6,108	143
Oracle, Cl B	157,535	6,188
Planet Payment *	71,965	267
Qualcomm	126,000	8,631
RealPage *	10,303	265
Reis	10,586	216
Sapiens International	11,726	150
Square, Cl A *	213,899	2,494
Symantec, Cl A	590,040	14,810
Synopsys *	29,404	1,745
Take-Two Interactive Software, Cl A *	111,719	5,036
Tech Data *	30,000	2,542
Teradata *	11,052	343
Teradyne	57,783	1,247
VeriSign *	61,295	4,796
Western Union	154,100	3,208

		191,970

Materials — 1.9%
Avery Dennison	44,400	3,454
Bemis	104,603	5,336
Cabot	45,196	2,369
Celanese, Ser A	20,544	1,367
Compass Minerals International, Cl A	42,805	3,155
Kaiser Aluminum	41,600	3,598
LyondellBasell Industries, Cl A	13,970	1,127
Reliance Steel & Aluminum	13,877	999
Schweitzer-Mauduit International	60,500	2,333
Scotts Miracle-Gro, Cl A	16,988	1,415
Sonoco Products	103,900	5,489

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Steel Dynamics	9,476	$237
Tahoe Resources	25,908	332

		31,211

Real Estate — 2.5%
Brixmor Property Group ‡	145,800	4,052
CBL & Associates Properties ‡	143,132	1,738
City Office ‡	25,978	330
CorEnergy Infrastructure Trust ‡	11,196	328
Easterly Government Properties ‡	40,203	767
Forest City Realty Trust, Cl A ‡	13,199	305
Four Corners Property Trust ‡	12,509	267
Mid-America Apartment Communities ‡	34,700	3,262
Monogram Residential Trust ‡	20,773	221
Outfront Media ‡	24,779	586
Piedmont Office Realty Trust, Cl A ‡	377,883	8,227
Preferred Apartment Communities, Cl A ‡	4,457	60
PS Business Parks ‡	7,787	884
Retail Properties of America, Cl A ‡	238,300	4,003
Ryman Hospitality Properties	63,950	3,080
Select Income ‡	15,967	430
Senior Housing Properties Trust ‡	156,600	3,556
Silver Bay Realty Trust ‡	32,418	568
Tanger Factory Outlet Centers ‡	102,200	3,982
Taubman Centers ‡	4,824	359
Welltower ‡	51,400	3,843

		40,848

Telecommunication Services — 5.8%
AT&T	843,923	34,272
BCE	82,400	3,799
Hawaiian Telcom Holdco *	12,860	288
Nippon Telegraph & Telephone ADR	86,900	3,981
NTT DoCoMo ADR	260,300	6,614
Rogers Communications, Cl B	47,400	2,007
SK Telecom ADR	191,000	4,317
TELUS	142,100	4,680
Verizon Communications	649,368	33,754

		93,712

Utilities — 8.9%
AES	153,916	1,978
ALLETE	10,633	634
Ameren	71,700	3,526
American Electric Power	203,085	13,040
Artesian Resources, Cl A	1,545	44
Avista	57,764	2,414
California Water Service Group, Cl A	11,941	383
CMS Energy	107,255	4,506
Consolidated Edison	107,163	8,069
DTE Energy	24,700	2,314
Edison International	153,245	11,072
El Paso Electric, Cl A	12,081	565

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Entergy	177,552	$13,623
Exelon	215,659	7,179
FirstEnergy	131,671	4,356
Great Plains Energy	84,710	2,312
Hawaiian Electric Industries	12,794	382
Idacorp, Cl A	12,298	963
Korea Electric Power ADR	172,200	4,198
MGE Energy	4,670	264
NiSource	16,649	402
Northwest Natural Gas	17,621	1,059
NorthWestern	9,252	532
PG&E	76,491	4,679
Pinnacle West Capital	106,215	8,071
PNM Resources	24,085	788
Portland General Electric	140,939	6,003
Public Service Enterprise Group	284,103	11,895
SCANA	89,200	6,455
Southern	217,141	11,139
Southwest Gas	51,430	3,593
Spire	3,852	246
Talen Energy *	9,517	132
UGI	14,373	650
Unitil	23,422	915
Vectren	9,464	475
Xcel Energy	120,578	4,961

		143,817

Total Common Stock (Cost $1,355,387) ($ Thousands)		1,572,631

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.226%, 10/20/2016 (A)	$965	965

Total U.S. Treasury Obligation (Cost $965) ($ Thousands)		965

	Shares

CASH EQUIVALENT — 2.4%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	39,118,496	39,118

Total Cash Equivalent (Cost $39,118) ($ Thousands)		39,118

Total Investments — 99.8% (Cost $1,395,470) ($ Thousands)		$1,612,714

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	238	Dec-2016	$(102)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,615,168 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

S&P— Standard & Poor's

Ser — Series

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,572,631	$–	$–	$1,572,631
U.S. Treasury Obligation	–	965	–	965
Cash Equivalent	39,118	–	–	39,118

Total Investments in Securities	$1,611,749	$965	$–	$1,612,714

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(102)	$—	$—	$(102)

Total Other Financial Instruments	$(102)	$—	$—	$(102)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.6%

Australia — 4.3%
AGL Energy	648,811	$9,506
Amcor	376,169	4,390
Aristocrat Leisure	57,568	702
ASX	67,189	2,495
Aurizon Holdings	711,576	2,577
Ausdrill *	221,202	246
AusNet Services	1,796,653	2,266
CIMIC Group ‡	17,471	387
Coca-Cola Amatil	420,513	3,317
Cochlear	18,795	2,040
CSL	89,529	7,364
Flight Centre Travel Group	72,846	2,043
Goodman Group ‡	143,577	805
GPT Group ‡	14,739	57
Harvey Norman Holdings	78,967	317
LendLease Group	244,197	2,647
Mirvac Group ‡	546,549	944
Newcrest Mining	56,337	953
Orica	124,835	1,464
Qantas Airways	97,093	233
Sonic Healthcare	147,471	2,499
South32	112,339	207
Stockland ‡	993,861	3,646
Tabcorp Holdings	551,012	2,107
Tatts Group	1,074,396	3,021
Telstra, Cl B	982,644	3,916
Treasury Wine Estates	24,496	209
Wesfarmers	400,112	13,565

		73,923

Austria — 0.9%
BUWOG *	125,492	3,399
CA Immobilien Anlagen *	10,733	205
Conwert Immobilien Invest *	114,844	2,166
Flughafen Wien	18,588	460
Oesterreichische Post	63,397	2,251
OMV	20,188	582
Telekom Austria, Cl A *	112,758	639
UNIQA Insurance Group	36,114	235
Verbund ‡	16,404	274
voestalpine	177,420	6,150

		16,361

Belgium — 0.3%
Befimmo ‡	5,970	361
Colruyt	48,798	2,708
Elia System Operator	15,067	770
Proximus	68,756	2,057

		5,896

Canada — 9.2%
Alimentation Couche-Tard, Cl B	11,051	535
Allied Properties, Cl A ‡	28,700	823

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Atco, Cl I	99,600	$3,533
Bank of Montreal	162,917	10,657
Barrick Gold	124,800	2,206
BCE	273,694	12,638
Canadian Imperial Bank of Commerce	72,168	5,586
Canadian Real Estate Investment Trust ‡	13,500	483
Canadian Tire, Cl A	29,578	2,957
Canadian Utilities, Cl A	16,600	468
Capital Power, Cl B	15,500	243
CCL Industries, Cl B	20,148	3,873
CI Financial	20,020	383
Cineplex	5,485	211
Constellation Software	8,952	4,028
Dollarama	85,290	6,647
Emera	215,229	7,748
Empire, Cl A	62,156	926
Fairfax Financial Holdings	3,345	1,957
First Capital Realty	330,680	5,530
Fortis	137,880	4,426
George Weston	90,575	7,542
Goldcorp	43,600	718
H&R ‡	121,485	2,073
Industrial Alliance Insurance & Financial Services	2,858	103
Intact Financial	61,090	4,408
Jean Coutu Group PJC, Cl A	33,264	509
Kinross Gold *	252,100	1,061
Loblaw	77,700	3,991
Manitoba Telecom Services	109,683	3,146
Maple Leaf Foods	119,227	2,732
Masonite International *	10,658	663
Metro, Cl A	140,200	4,595
Morguard ‡	18,037	216
National Bank of Canada	92,090	3,260
Open Text	54,407	3,518
Power Financial	10,683	247
Pure Industrial Real Estate Trust ‡	316,400	1,327
RioCan ‡	130,658	2,706
Rogers Communications, Cl B	428,024	18,127
Royal Bank of Canada	38,386	2,373
Saputo	119,750	4,154
Shaw Communications, Cl B	388,906	7,945
Sienna Senior Living	22,871	295
Smart Real Estate Investment Trust ‡	21,458	577
Toronto-Dominion Bank	110,664	4,904
Valener	37,628	625
Yamana Gold	159,400	685

		158,358

Denmark — 0.8%
Carlsberg, Cl B	14,764	1,417
Chr Hansen Holding	3,084	184
Coloplast, Cl B	6,713	524

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Novo Nordisk, Cl B	236,090	$9,904
Schouw	8,465	556
TDC *	74,362	440
William Demant Holding *	68,675	1,402

		14,427

Finland — 0.0%
Orion, Cl B	10,874	429

France — 0.2%
Boiron	3,901	397
Dassault Systemes	1,658	144
Eutelsat Communications	43,633	903
Iliad	2,211	465
Ipsen	4,636	326
SES, Cl A	25,244	621
Tessi	181	29
Vilmorin & Cie	1,799	118

		3,003

Germany — 1.1%
Celesio	64,013	1,856
Commerzbank	365,719	2,366
Merck KGaA	47,887	5,182
RHOEN-KLINIKUM	122,774	3,737
STADA Arzneimittel	74,071	4,124
Suedzucker	33,817	941
Zalando *(A)	16,752	699

		18,905

Guernsey — 0.6%
Amdocs	174,841	10,115

Hong Kong — 3.2%
ASM Pacific Technology	37,500	312
Cathay Pacific Airways	605,626	849
Cheung Kong Infrastructure Holdings	348,215	3,010
CLP Holdings, Cl B	1,939,046	20,115
First Pacific	897,661	643
Hang Seng Bank	82,357	1,481
HK Electric Investments & HK Electric Investments (A)	1,272,197	1,248
HKT Trust & HKT	1,991,483	2,811
Hopewell Holdings	64,500	236
Kerry Properties	204,832	673
Link ‡	1,145,369	8,452
MTR	225,974	1,250
NWS Holdings	282,436	473
PCCW	2,361,220	1,451
Power Assets Holdings	163,957	1,605
Shangri-La Asia	184,597	204
Sunlight ‡	378,721	242
Swire Pacific, Cl A	316,181	3,435
WH Group (A)	4,057,773	3,286
Wheelock	76,514	455

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yue Yuen Industrial Holdings	651,756	$2,707

		54,938

Ireland — 0.1%
Hibernia ‡	422,769	651
Kerry Group, Cl A	5,899	492
UDG Healthcare	28,027	233

		1,376

Israel — 1.4%
Amot Investments	141,941	634
Bank Hapoalim	2,047,460	11,613
Bank Leumi Le-Israel *	1,843,717	7,022
First International Bank of Israel	17,956	229
Formula Systems 1985	2,472	96
Israel Discount Bank, Cl A *	1,447,292	2,663
Teva Pharmaceutical Industries	42,844	1,967

		24,224

Italy — 1.0%
Amplifon	46,603	479
CSP International Fashion Group	775	1
DiaSorin	28,303	1,821
Hera	2,042,730	5,507
Parmalat	69,038	183
Terna Rete Elettrica Nazionale	1,839,170	9,491

		17,482

Japan — 7.4%
Alfresa Holdings	9,400	199
Alpen	35,569	642
Amada Holdings	57,100	595
Aozora Bank	556,555	1,923
Asahi Glass	45,000	292
Asahi Group Holdings	22,100	806
Astellas Pharma	192,800	3,017
Can Do	24,649	396
Canon	175,300	5,087
Chubu Electric Power	11,200	164
Coca-Cola West	179,411	5,027
Daiichi Sankyo	239,179	5,758
Daito Trust Construction	8,300	1,332
Dunlop Sports	9,821	99
Dydo Drinco	45,190	2,515
Earth Chemical	12,781	604
Eisai	52,600	3,284
Electric Power Development	34,700	836
GungHo Online Entertainment *	177,100	435
Hisamitsu Pharmaceutical	5,100	276
Hoya *	58,262	2,347
ITOCHU	177,600	2,239
Itochu-Shokuhin	2,503	100
Japan Airlines *	46,600	1,370
Japan Prime Realty Investment, Cl A ‡	38	172
Japan Tobacco	215,100	8,821

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
KDDI	104,275	$3,221
Key Coffee	10,848	204
KFC Holdings Japan	11,875	217
Kohnan Shoji	60,146	1,170
Kuraray	42,200	626
Kurita Water Industries	6,700	159
Kyowa Hakko Kirin	20,000	316
Lawson	45,324	3,584
Lion	499,526	8,092
LIXIL Group	8,100	174
Marudai Food	52,636	257
Maruha Nichiro	89,673	2,424
Maruichi Steel Tube	16,400	567
Matsuya Foods	17,716	552
Maxvalu Tokai	1,605	29
McDonald's Holdings Japan	36,300	1,069
Medipal Holdings	21,700	376
Ministop	59,055	1,022
Mitsubishi Electric	112,000	1,435
Mitsubishi Gas Chemical	31,500	452
Mitsubishi Tanabe Pharma	146,600	3,148
MOS Food Services	47,958	1,526
Mr Max	94,103	300
NEC	164,000	423
Nihon Shokuhin Kako	1,284	5
Nikon	26,900	402
Nippon Building Fund ‡	74	470
Nippon Express	177,973	833
Nippon Flour Mills	60,535	930
Nisshin Oillio Group	256,760	1,196
Noevir Holdings	11,757	360
NTT DOCOMO	400,492	10,193
Okinawa Electric Power	10,000	226
Oracle Japan *	50,480	2,851
Osaka Gas	986,356	4,142
Otsuka	5,700	270
Otsuka Holdings	8,800	402
Pola Orbis Holdings	11,100	997
Ricoh	53,400	483
Rock Field	35,562	532
Sankyo	29,373	1,004
Santen Pharmaceutical	20,800	307
Sega Sammy Holdings	53,900	770
Shimadzu	28,000	427
Shionogi	6,800	349
Start Today	42,900	740
Starzen	5,000	255
Studio Alice	21,632	475
Sumitomo Dainippon Pharma	309,100	5,999
Suzuken	37,474	1,238
Taisho Pharmaceutical Holdings	8,100	830
Takeda Pharmaceutical	8,000	383

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Toho Gas	53,000	$496
Tokai	5,905	210
Tokyo Gas	176,000	785
Toppan Printing	13,000	117
Trend Micro *	114,945	4,007
Tsuruha Holdings	900	104
Vital KSK Holdings	73,400	778
West Japan Railway	17,500	1,085
Yamada Denki	182,900	908
Yamazaki Baking	57,700	1,420
Yoshinoya Holdings	95,904	1,379

		128,037

Luxembourg — 0.1%
RTL Group	14,986	1,245

Netherlands — 0.3%
Heineken Holding	55,906	4,493

New Zealand — 2.4%
Air New Zealand	422,867	575
Auckland International Airport	1,550,869	8,297
Chorus	344,587	981
Contact Energy	1,876,343	6,897
Fisher & Paykel Healthcare	769,509	5,610
Fletcher Building	485,797	3,802
Genesis Energy	113,154	172
Infratil	65,956	156
Kiwi Property Group ‡	614,432	670
Mercury NZ	302,272	669
Meridian Energy	238,261	452
Restaurant Brands New Zealand	13,581	57
Ryman Healthcare	283,731	1,988
Sky City Entertainment Group	953,366	3,177
Spark New Zealand	2,597,479	6,825
Summerset Group Holdings	76,122	293
Z Energy	51,819	316

		40,937

Norway — 2.4%
Austevoll Seafood	54,975	463
DNB, Cl A	65,490	858
Leroy Seafood Group	49,024	2,479
Marine Harvest	152,602	2,727
Norsk Hydro	2,572,894	11,090
Orkla	1,248,316	12,908
Telenor	652,264	11,195

		41,720

Portugal — 0.1%
EDP - Energias de Portugal	228,329	768
REN - Redes Energeticas Nacionais SGPS	425,291	1,244
Sonaecom - SGPS	34,299	101

		2,113

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Singapore — 1.1%
Ascendas ‡	794,114	$1,471
CapitaLand Commercial Trust ‡	1,981,321	2,321
CapitaLand Mall Trust ‡	1,836,125	2,932
ComfortDelGro	866,928	1,795
First ‡	89,866	89
Hutchison Port Holdings, Cl U	1,397,913	624
Metro Holdings	47,205	32
Singapore Airlines	31,919	247
Singapore Press Holdings	450,716	1,265
Singapore Technologies Engineering	24,300	58
StarHub	2,060,623	5,205
Suntec Real Estate Investment Trust ‡	62,015	78
Venture	162,459	1,076
Wilmar International	712,259	1,694

		18,887

Spain — 1.8%
Acciona	5,294	401
Ebro Foods	108,474	2,525
Enagas	51,901	1,564
Endesa	230,788	4,952
Gas Natural SDG	75,176	1,550
Grifols	25,217	544
Iberdrola	1,430,990	9,738
Red Electrica	481,326	10,388

		31,662

Sweden — 1.2%
Axfood	298,518	5,285
ICA Gruppen	37,069	1,226
Swedish Match	360,153	13,241
Tele2, Cl B	110,785	958

		20,710

Switzerland — 4.3%
ABB	40,608	914
Actelion	47,346	8,222
Allreal Holding, Cl A	19,927	3,032
Alpiq Holding *	2,696	250
Barry Callebaut	529	704
Basler Kantonalbank, Cl H	592	41
Bell	300	131
Chocoladefabriken Lindt & Spruengli	17	1,163
Coca-Cola HBC	95,820	2,232
EMS-Chemie Holding	748	403
Flughafen Zuerich	11,641	2,279
Galenica	5,643	6,003
Kuehne & Nagel International	898	131
Mobilezone Holding	253	4
Mobimo Holding	8,069	2,061
Nestle	271,140	21,411
Orior	424	36
Pargesa Holding	7,090	487

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Roche Holding	5,774	$1,440
Schindler Holding	6,847	1,288
SGS, Cl B	41	92
Siegfried Holding	1,199	262
Sika	129	629
Sonova Holding	8,965	1,272
Swiss Prime Site, Cl H	106,299	9,343
Swisscom	5,526	2,639
Valora Holding	10,380	2,964
Ypsomed Holding AG	19,104	3,929

		73,362

United Kingdom — 4.9%
BCA Marketplace	75,693	177
British American Tobacco	165,864	10,635
Britvic	69,576	546
BTG *	89,045	734
Cranswick	39,278	1,193
DCC	30,643	2,797
Dechra Pharmaceuticals	23,823	432
Diageo	175,553	5,048
EMIS Group	34,658	424
GlaxoSmithKline	184,715	3,946
Greggs	261,838	3,449
Hill & Smith Holdings	14,970	220
Imperial Brands	288,753	14,923
Inchcape	247,589	2,123
Indivior	70,783	282
J Sainsbury	340,891	1,091
JD Sports Fashion	1,504	29
KCOM Group	22,026	33
Kennedy Wilson Europe Real Estate	79,097	1,032
Kingfisher	116,173	569
LondonMetric Property ‡	145,234	302
McBride	72,348	176
Melrose Industries	49,717	113
National Grid	689,472	9,763
Next, Cl A	20,559	1,277
QinetiQ Group	236,942	728
Reckitt Benckiser Group	88,705	8,383
Rentokil Initial	1,108,242	3,206
Sage Group	336,756	3,233
Shaftesbury ‡	45,239	571
Smith & Nephew	12,366	200
Spectris	11,601	297
SSE	272,778	5,568
Tate & Lyle	9,411	92
Tritax Big Box ‡	231,224	417

		84,009

United States — 44.5%
AbbVie	24,208	1,527
Activision Blizzard	84,453	3,741
Alleghany *	1,031	541

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Allscripts Healthcare Solutions *	258,189	$3,400
Alphabet, Cl A *	804	646
Altria Group	221,141	13,983
American Capital Agency, Cl A ‡	484,030	9,458
American Capital Mortgage Investment ‡	86,074	1,480
American National Insurance	1,898	231
AmerisourceBergen	140,293	11,333
Amgen, Cl A	32,624	5,442
Annaly Capital Management ‡	532,036	5,586
Apple Hospitality	78,459	1,452
Ares Commercial Real Estate ‡	116,798	1,472
AT&T	483,387	19,630
Autozone *	1,048	805
Baxter International	31,785	1,513
Beneficial Bancorp	262,207	3,857
Berkshire Hathaway, Cl B *	48,842	7,056
Bio-Rad Laboratories, Cl A *	18,213	2,983
Bristol-Myers Squibb	126,906	6,843
Bunge	54,774	3,244
C.R. Bard	51,707	11,597
CACI International, Cl A *	77,415	7,811
Capitol Federal Financial	477,092	6,713
Capstead Mortgage ‡	39,630	374
Cardinal Health	134,707	10,467
Chemed	65,359	9,220
Chimera Investment ‡	457,623	7,299
Church & Dwight	227,952	10,923
Clifton Bancorp	24,776	379
Clorox	168,546	21,099
CME Group	4,023	421
Coca-Cola	258,267	10,930
Colgate-Palmolive	145,431	10,782
Consolidated Edison	101,783	7,664
Costco Wholesale	52,855	8,061
CSG Systems International	21,071	871
Darden Restaurants	78,344	4,804
DaVita HealthCare Partners *	171,636	11,340
Dime Community Bancshares	30,139	505
Dollar General	57,076	3,995
Dr Pepper Snapple Group	46,790	4,272
Duke Energy	91,047	7,287
Ellington Residential Mortgage ‡	7,588	99
Equity Residential ‡	33,029	2,125
Estee Lauder, Cl A	115,533	10,232
Exactech *	5,765	156
Expeditors International of Washington	7,715	397
Express Scripts Holding *	26,101	1,841
First Defiance Financial	4,932	220
Flagstar Bancorp *	7,412	206
Fresh Del Monte Produce	196,100	11,746
GameStop, Cl A	198,032	5,464
General Mills	275,123	17,575

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Genworth Financial, Cl A *	161,632	$802
Gilead Sciences	106,468	8,424
Great Plains Energy	95,508	2,606
Henry Schein *	63,568	10,360
Hershey	22,972	2,196
Hill-Rom Holdings	38,127	2,363
Hormel Foods	40,057	1,519
IAC *	10,927	683
Ingredion	48,221	6,416
Intuitive Surgical *	7,456	5,404
J&J Snack Foods	14,468	1,723
Jack Henry & Associates	100,274	8,578
JM Smucker	46,020	6,238
Johnson & Johnson	126,488	14,942
Kaiser Aluminum	94,256	8,152
Kearny Financial	229,279	3,121
Kellogg	133,497	10,342
Kimberly-Clark	162,723	20,526
Kohl's	33,735	1,476
Lancaster Colony	3,665	484
Liberty Media Group, Cl A *	134,209	3,845
LifePoint Health *	68,811	4,076
Lockheed Martin	4,472	1,072
Mantech International, Cl A	60,927	2,296
Masimo *	27,753	1,651
McCormick	103,839	10,376
McDonald's	110,050	12,695
McKesson	2,603	434
Medifast	10,061	380
Merck	168,977	10,546
Meridian Bancorp	39,255	611
Meridian Bioscience	50,441	973
Mettler Toledo International *	13,057	5,482
Michael Kors Holdings *	17,311	810
National HealthCare	15,961	1,053
NETGEAR *	4,552	275
New York Times, Cl A	50,385	602
Newmont Mining	137,625	5,407
NII Holdings *	346,321	1,153
Northfield Bancorp	61,626	992
Northwest Bancshares	241,552	3,795
Nucor	27,901	1,380
Oil-Dri Corp of America	2,201	83
Otter Tail	6,228	215
Owens & Minor	272,449	9,462
PepsiCo	125,828	13,686
Pfizer	300,268	10,170
Philip Morris International	109,808	10,676
Pinnacle West Capital	23,937	1,819
PPL	31,406	1,086
Prestige Brands Holdings, Cl A *	13,186	637
Procter & Gamble	200,966	18,037

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Progress Software	13,757	$374
Quality Systems *	42,611	482
Quest Diagnostics	132,457	11,210
Reading International, Cl A *	10,388	139
Reliance Steel & Aluminum	148,601	10,704
Republic Services	221,347	11,167
ResMed	10,213	662
Southern	215,618	11,061
Spectrum Brands Holdings	85,005	11,704
Stryker	15,654	1,822
Sykes Enterprises *	19,217	541
Symantec, Cl A	184,084	4,621
Synopsys *	31,188	1,851
SYSCO, Cl A	462,691	22,677
Target, Cl A	30,597	2,101
Teleflex	64,954	10,916
Telephone & Data Systems	92,648	2,518
Territorial Bancorp	4,643	133
Trustco Bank NY	50,155	356
United Parcel Service, Cl B	100,910	11,036
United Therapeutics *	37,660	4,447
Unitil	53,025	2,071
Universal	104,464	6,082
US Cellular *	9,756	355
Varian Medical Systems *	87,589	8,718
Vector Group	172,255	3,709
VMware, Cl A *	33,908	2,487
Voya Financial	322,602	9,297
Wal-Mart Stores	287,665	20,746
Walt Disney	84,745	7,869
Waste Management	180,447	11,505
Waters *	8,262	1,309
Waterstone Financial	28,828	490
WD-40	18,425	2,072
Weis Markets	8,823	468
Xcel Energy	96,284	3,961

		766,889

Total Common Stock (Cost $1,406,520) ($ Thousands)		1,613,501

PREFERRED STOCK — 0.3%
Germany — 0.3%
Henkel & KGaA	30,981	4,218

Sweden — 0.0%
Akelius Residential Property	14,552	546

Total Preferred Stock (Cost $4,580) ($ Thousands)		4,764

Description	Number of Rights	Market Value ($ Thousands)

RIGHTS — 0.0%
United Kingdom — 0.0%
Tritax Big Box, Expires 10/18/2016 *	21,020	$2

Total Rights (Cost $—) ($ Thousands)		2

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bills
0.232%, 10/20/2016 (B)	$4,300	4,300

Total U.S. Treasury Obligation (Cost $4,299) ($ Thousands)		4,300

	Shares

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	83,471,339	83,471

Total Cash Equivalent (Cost $83,471) ($ Thousands)		83,471

Total Investments — 99.0% (Cost $1,498,870) ($ Thousands)		$1,706,038

6	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	238	Dec-2016	$72
FTSE 100 Index	61	Dec-2016	149
Hang Seng Index	8	Oct-2016	(6)
S&P 500 Index E-MINI	358	Dec-2016	(199)
SPI 200 Index	27	Dec-2016	71
Topix Index	41	Dec-2016	(11)

			$76

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/28/16	USD	30	DKK	201	$—
10/28/16	USD	35	DKK	232	—
10/28/16	USD	3	SEK	28	—
10/28/16	USD	139	SEK	1,190	—
10/28/16	USD	194	SGD	264	—
10/28/16	USD	487	HKD	3,779	—
10/28/16	USD	192	AUD	251	—
10/28/16	USD	409	AUD	535	—
10/28/16	USD	356	NOK	2,878	4
10/28/16	USD	251	NOK	2,007	—
10/28/16	USD	133	CHF	129	—
10/28/16	USD	477	CHF	461	(1)
10/28/16	USD	617	NZD	848	(1)
10/28/16	USD	389	GBP	300	—
10/28/16	USD	441	GBP	339	—
10/28/16	USD	471	EUR	419	—
10/28/16	USD	616	EUR	547	(1)
10/28/16	USD	316	CAD	418	2
10/28/16	USD	1,003	CAD	1,315	(2)
10/28/16	USD	1,695	JPY	170,242	(12)
10/28/16	SGD	16,987	USD	12,492	26
10/28/16	DKK	25,951	USD	3,928	6
10/28/16	DKK	84	USD	13	—
10/28/16	NZD	36,376	USD	26,406	(13)
10/28/16	GBP	37,259	USD	48,367	(52)
10/28/16	CHF	38,264	USD	39,611	71
10/28/16	CHF	109	USD	113	—
10/28/16	AUD	88	USD	68	—
10/28/16	AUD	43,193	USD	32,973	(57)
10/28/16	EUR	62,735	USD	70,780	201
10/28/16	EUR	192	USD	215	(1)
10/28/16	SEK	106,124	USD	12,463	58
10/28/16	SEK	245	USD	28	—

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/28/16	CAD	108,544	USD	82,421	$(195)
10/28/16	NOK	172,764	USD	21,315	(309)
10/28/16	HKD	670	USD	86	—
10/28/16	HKD	224,627	USD	28,969	(1)
10/28/16	JPY	6,491,083	USD	64,722	548
10/28/16	JPY	79,048	USD	778	(3)

					$268

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	$(453,727)	$453,995	$268

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,723,671 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $5,233 ($ Thousands), representing 0.3% of the net assets of the Fund.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P— Standard & Poor's

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

USD — United States Dollar

SEI Institutional Managed Trust / Annual Report / September 30, 2016	7

SCHEDULE OF INVESTMENTS

September 30, 2016

Global Managed Volatility Fund (Concluded)

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,606,477	$7,024	$–	$1,613,501
Preferred Stock	4,764	–	–	4,764
Rights	2	–	–	2
U.S. Treasury Obligation	–	4,300	–	4,300
Cash Equivalent	83,471	–	–	83,471

Total Investments in Securities	$1,694,714	$11,324	$–	$1,706,038

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$292	$—	$—	$292
Unrealized Depreciation	(216)	—	—	(216)
Forwards Contracts *
Unrealized Appreciation	—	916	—	916
Unrealized Depreciation	—	(648)	—	(648)

Total Other Financial Instruments	$76	$268	$—	$344

* Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.0%

Consumer Discretionary — 7.0%
American Eagle Outfitters	141,410	$2,526
Autozone *	3,400	2,612
Bed Bath & Beyond	64,070	2,762
Best Buy	13,870	530
Big Lots	90,390	4,316
Brinker International	63,223	3,188
Canadian Tire, Cl A	29,600	2,959
Charter Communications, Cl A *	5,444	1,470
Cheesecake Factory	44,100	2,208
Children's Place	37,800	3,019
Cogeco Communications	10,500	517
Comcast, Cl A	42,900	2,846
Darden Restaurants	34,900	2,140
Dillard's, Cl A	30,212	1,904
Dollar General	18,394	1,287
Dunkin' Brands Group	40,288	2,098
Fiat Chrysler Automobiles *	30,990	198
Foot Locker, Cl A	71,400	4,835
Graham Holdings, Cl B	1,400	674
Grand Canyon Education *	9,070	366
Kohl's	69,100	3,023
Lear	3,680	446
McDonald's	62,343	7,192
Michael Kors Holdings *	56,395	2,639
NVR *	2,250	3,690
Panera Bread, Cl A *	29,875	5,817
Sally Beauty Holdings *	111,200	2,856
Scripps Networks Interactive, Cl A	46,400	2,946
Target, Cl A	167,437	11,500
Tenneco *	8,210	478
Urban Outfitters *	6,130	212
Viacom, Cl B	28,600	1,090

		84,344

Consumer Staples — 18.6%
Altria Group	261,314	16,523
Archer-Daniels-Midland	45,200	1,906
Bunge	41,700	2,470
Cal-Maine Foods *	68,600	2,644
Campbell Soup	19,049	1,042
Church & Dwight	123,346	5,911
Clorox	66,941	8,380
Coca-Cola	110,792	4,689
Coca-Cola European Partners	49,400	1,971
Colgate-Palmolive	108,720	8,060
ConAgra Foods	123,574	5,822
Costco Wholesale	46,833	7,142
CVS Health	49,900	4,441
Dean Foods	171,136	2,807
Dr Pepper Snapple Group	126,030	11,508
General Mills	87,916	5,616

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hershey	51,971	$4,968
Ingredion	47,527	6,324
JM Smucker	38,052	5,158
Kellogg	109,824	8,508
Kimberly-Clark	43,939	5,542
Kroger	213,256	6,329
McCormick	77,336	7,727
Metro, Cl A	58,400	1,914
Nu Skin Enterprises, Cl A	58,731	3,805
PepsiCo	92,067	10,014
Philip Morris International	103,617	10,074
Pinnacle Foods	18,100	908
Procter & Gamble	93,908	8,428
Reynolds American	137,289	6,473
Sanderson Farms	28,200	2,716
SYSCO, Cl A	207,100	10,150
Tyson Foods, Cl A	129,190	9,647
Universal	16,000	931
Wal-Mart Stores	262,663	18,943
Weis Markets	43,300	2,295
Whole Foods Market	62,425	1,770

		223,556

Energy — 0.7%
Exxon Mobil	94,000	8,204

Financials — 15.0%
Aflac	56,400	4,053
Allied World Assurance Holdings	131,751	5,325
Allstate	86,300	5,970
American Capital Agency, Cl A ‡	147,233	2,877
American Financial Group	90,130	6,760
Arch Capital Group *	83,237	6,597
Aspen Insurance Holdings	90,015	4,194
Assurant	13,330	1,230
Assured Guaranty	145,920	4,049
Axis Capital Holdings	205,917	11,187
Berkshire Hathaway, Cl B *	59,100	8,538
BOK Financial	52,300	3,607
Canadian Imperial Bank of Commerce	31,000	2,400
CBOE Holdings	148,665	9,641
Chubb	12,399	1,558
Endurance Specialty Holdings	42,200	2,762
Everest Re Group	63,442	12,052
Genworth MI Canada	23,900	614
Hanover Insurance Group, Cl A	22,140	1,670
Maiden Holdings	62,300	791
Markel *	4,220	3,919
MFA Financial ‡	787,489	5,890
Morningstar, Cl A	57,051	4,522
National Bank of Canada	71,400	2,527
Popular	21,070	805

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ProAssurance	78,979	$4,145
Progressive	115,800	3,648
Reinsurance Group of America, Cl A	38,990	4,209
RenaissanceRe Holdings	113,370	13,623
Starwood Property Trust ‡	113,800	2,563
TFS Financial	173,405	3,088
Travelers	97,150	11,129
Two Harbors Investment ‡	309,947	2,644
Validus Holdings	295,336	14,714
Voya Financial	13,830	399
White Mountains Insurance Group	5,757	4,778
XL Group	30,035	1,010

		179,488

Health Care — 14.9%
AbbVie	53,300	3,362
Aetna, Cl A	63,300	7,308
AmerisourceBergen	78,858	6,370
Amgen, Cl A	40,710	6,791
Anthem	56,500	7,080
AstraZeneca ADR	107,200	3,523
Baxter International	18,420	877
Biogen *	5,620	1,759
C.R. Bard	8,000	1,794
Cardinal Health	112,500	8,741
DaVita HealthCare Partners *	51,260	3,387
Edwards Lifesciences, Cl A *	2,820	340
Eli Lilly	48,900	3,925
Express Scripts Holding *	61,100	4,309
Gilead Sciences	48,360	3,826
HCA Holdings *	39,500	2,987
Hill-Rom Holdings	18,200	1,128
Hologic *	62,870	2,441
Humana	11,900	2,105
ICON *	26,640	2,061
Johnson & Johnson	221,361	26,149
Laboratory Corp of America Holdings *	53,374	7,338
Mallinckrodt *	5,080	355
Masimo *	14,010	834
McKesson	11,300	1,884
Merck	252,680	15,770
Owens & Minor	85,370	2,965
Patterson	75,082	3,449
Pfizer	659,915	22,351
Quest Diagnostics	88,320	7,475
Stryker	21,000	2,445
United Therapeutics *	33,320	3,934
UnitedHealth Group	61,650	8,631
Varian Medical Systems *	5,500	547

		178,241

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Industrials — 8.1%
3M	34,896	$6,150
Alaska Air Group	18,187	1,198
Allegiant Travel, Cl A	3,000	396
Boeing	21,700	2,859
BWX Technologies, Cl W	101,770	3,905
Delta Air Lines, Cl A	12,230	481
EMCOR Group	42,345	2,525
Expeditors International of Washington	104,761	5,397
General Dynamics	8,600	1,334
Huntington Ingalls Industries, Cl A	18,140	2,783
Kaman, Cl A	32,900	1,445
L-3 Communications Holdings	24,400	3,678
Landstar System	88,124	6,000
Lockheed Martin	35,667	8,550
Northrop Grumman	49,100	10,505
Orbital ATK	24,500	1,868
Owens Corning	8,530	455
Quanta Services *	157,569	4,410
Raytheon	66,100	8,998
Republic Services	118,700	5,988
Southwest Airlines, Cl A	38,120	1,483
Spirit AeroSystems Holdings, Cl A *	37,380	1,665
United Continental Holdings *	18,050	947
United Parcel Service, Cl B	26,600	2,909
United Technologies	41,800	4,247
Waste Management	116,082	7,401

		97,577

Information Technology — 10.3%
Amdocs	202,640	11,723
Apple	22,500	2,544
Applied Materials	22,810	688
Aspen Technology *	90,163	4,219
Automatic Data Processing	41,459	3,657
Broadridge Financial Solutions	44,500	3,017
CA	84,690	2,801
Canon ADR	87,700	2,546
Cisco Systems	242,600	7,695
Citrix Systems *	23,740	2,023
Convergys	85,000	2,586
CSG Systems International	37,600	1,554
eBay *	130,590	4,296
Flex *	16,170	220
Harris	20,200	1,850
HP	26,700	415
Intel	210,500	7,946
International Business Machines	59,400	9,436
Intuit	35,440	3,899
Jack Henry & Associates	13,800	1,180
Leidos Holdings	4,230	183
Microsoft	105,410	6,072

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Motorola Solutions	48,500	$3,699
NetApp	68,870	2,467
Oracle, Cl B	105,830	4,157
Qualcomm	51,900	3,555
Science Applications International	14,671	1,018
Symantec, Cl A	460,474	11,558
Synopsys *	58,000	3,442
Take-Two Interactive Software, Cl A *	93,259	4,204
Tech Data *	22,200	1,880
Teradyne	14,264	308
VeriSign *	51,200	4,006
Western Union	118,100	2,459

		123,303

Materials — 1.6%
AptarGroup	7,900	612
Avery Dennison	31,600	2,458
Bemis	44,400	2,265
Cabot	35,076	1,838
Celanese, Ser A	2,780	185
Compass Minerals International, Cl A	11,576	853
Kaiser Aluminum	33,600	2,906
LyondellBasell Industries, Cl A	7,480	603
Pan American Silver	18,260	322
Reliance Steel & Aluminum	13,741	990
Royal Gold, Cl A	3,538	274
Sonoco Products	74,703	3,947
Steel Dynamics	13,850	346
Trinseo	30,180	1,707

		19,306

Real Estate — 3.3%
Brixmor Property Group ‡	118,700	3,299
Equity LifeStyle Properties ‡	51,170	3,949
Mid-America Apartment Communities ‡	28,000	2,632
National Health Investors ‡	26,300	2,064
Piedmont Office Realty Trust, Cl A ‡	267,330	5,820
Post Properties ‡	55,654	3,680
Retail Properties of America, Cl A ‡	193,600	3,252
Select Income ‡	65,000	1,749
Senior Housing Properties Trust ‡	132,100	3,000
Tanger Factory Outlet Centers ‡	156,504	6,097
Welltower ‡	51,300	3,836

		39,378

Telecommunication Services — 5.0%
AT&T	586,491	23,817
BCE	67,200	3,098
CenturyTel	105,200	2,886
NTT DoCoMo ADR	130,100	3,306
Rogers Communications, Cl B	38,700	1,639
SK Telecom ADR	129,800	2,933
Telephone & Data Systems	19,850	540

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TELUS	115,600	$3,808
Verizon Communications	353,624	18,381

		60,408

Utilities — 12.5%
AES	173,305	2,227
Alliant Energy	12,600	483
Ameren	60,200	2,961
American Electric Power	162,970	10,464
Atmos Energy	7,375	549
CMS Energy	89,620	3,765
Consolidated Edison	165,942	12,495
DTE Energy	52,332	4,902
Duke Energy	55,583	4,449
Edison International	155,510	11,236
Entergy	144,460	11,084
Eversource Energy	126,703	6,865
Exelon	161,500	5,376
FirstEnergy	167,080	5,527
Great Plains Energy	23,336	637
ITC Holdings	75,342	3,502
Korea Electric Power ADR	123,300	3,006
NRG Energy	75,200	843
PG&E	171,750	10,506
Pinnacle West Capital	81,212	6,171
Portland General Electric	64,100	2,730
PPL	53,000	1,832
Public Service Enterprise Group	239,620	10,033
SCANA	41,600	3,011
Southern	162,833	8,353
Southwest Gas	37,601	2,627
UGI	57,750	2,613
Vectren	73,315	3,680
WEC Energy Group	121,631	7,283

		149,210

Total Common Stock (Cost $909,663) ($ Thousands)		1,163,015

	Number of Rights

RIGHTS — 0.0%
United States — 0.0%
Safeway CVR - Casa Ley *‡‡	85,430	87
Safeway CVR - PDC *‡‡	85,430	4

Total Rights (Cost $—) ($ Thousands)		91

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Tax-Managed Managed Volatility Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.306%, 10/20/2016 (A)(B)	$1,220	$1,220

Total U.S. Treasury Obligation (Cost $1,220) ($ Thousands)		1,220

	Shares

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	34,071,775	34,072

Total Cash Equivalent (Cost $34,072) ($ Thousands)		34,072

Total Investments — 99.9% (Cost $944,955) ($ Thousands)		$1,198,398

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	196	Dec-2016	$(42)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,199,495 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

S&P— Standard & Poor's

Ser — Series

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,163,015	$–	$–	$1,163,015
Rights	–	91	–	91
U.S. Treasury Obligation	–	1,220	–	1,220
Cash Equivalent	34,072	–	–	34,072

Total Investments in Securities	$1,197,087	$1,311	$–	$1,198,398

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(42)	$—	$—	$(42)

Total Other Financial Instruments	$(42)	$—	$—	$(42)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Consumer Discretionary — 12.2%
Advance Auto Parts	2,094	$312
Amazon.com, Cl A *	11,036	9,241
Autonation *	2,116	103
Autozone *	825	634
Bed Bath & Beyond	4,655	201
Best Buy	7,878	301
BorgWarner	5,801	204
CarMax *	5,456	291
Carnival	11,880	580
CBS, Cl B	11,588	634
Charter Communications, Cl A *	6,000	1,620
Chipotle Mexican Grill, Cl A *	823	349
Coach	7,634	279
Comcast, Cl A	67,390	4,471
Darden Restaurants	3,234	198
Delphi Automotive	7,741	552
Discovery Communications, Cl A *	4,029	108
Discovery Communications, Cl C *	6,593	173
Dollar General	7,873	551
Dollar Tree *	6,585	520
DR Horton	9,286	280
Expedia	3,415	399
Foot Locker, Cl A	3,700	251
Ford Motor	107,776	1,301
Gap	6,198	138
Garmin	3,304	159
General Motors	39,977	1,270
Genuine Parts	4,004	402
Goodyear Tire & Rubber	7,416	240
H&R Block	6,610	153
Hanesbrands	10,667	269
Harley-Davidson, Cl A	4,955	261
Harman International Industries, Cl A	1,789	151
Hasbro	3,098	246
Home Depot	34,682	4,463
Interpublic Group	11,197	250
Johnson Controls International	25,938	1,207
Kohl's	4,927	216
L Brands	6,908	489
Leggett & Platt	3,565	163
Lennar, Cl A	4,874	206
LKQ *	8,200	291
Lowe's	24,545	1,772
Macy's	8,430	312
Marriott International, Cl A	9,051	609
Mattel	9,299	282
McDonald's	23,907	2,758
Michael Kors Holdings *	4,828	226
Mohawk Industries *	1,858	372
NetFlix *	11,820	1,165
Newell Brands, Cl B	13,613	717

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
News, Cl A	9,930	$139
News, Cl B	2,300	33
Nike, Cl B	37,238	1,961
Nordstrom	3,766	195
Omnicom Group	6,569	558
O'Reilly Automotive *	2,712	760
Priceline Group *	1,409	2,073
PulteGroup	8,243	165
PVH	2,120	234
Ralph Lauren, Cl A	1,660	168
Ross Stores	11,035	710
Royal Caribbean Cruises	4,710	353
Scripps Networks Interactive, Cl A	2,494	158
Signet Jewelers	2,113	157
Staples	19,201	164
Starbucks	40,957	2,217
Target, Cl A	16,484	1,132
TEGNA	5,938	130
Tiffany	3,098	225
Time Warner	22,023	1,753
TJX	18,538	1,386
Tractor Supply	3,546	239
TripAdvisor *	3,097	196
Twenty-First Century Fox ADR, Cl A	30,862	747
Twenty-First Century Fox, Cl B	13,900	344
Ulta Salon Cosmetics & Fragrance *	1,700	405
Under Armour, Cl A *	4,946	191
Under Armour, Cl C *	4,981	169
Urban Outfitters *	2,059	71
VF	9,140	512
Viacom, Cl B	9,330	355
Walt Disney	41,581	3,861
Whirlpool	2,109	342
Wyndham Worldwide	3,219	217
Wynn Resorts	2,117	206
Yum! Brands	10,397	944

		65,810

Consumer Staples — 9.6%
Altria Group	54,469	3,444
Archer-Daniels-Midland	16,341	689
Brown-Forman, Cl B	5,628	267
Campbell Soup	4,872	267
Church & Dwight	7,400	355
Clorox	3,522	441
Coca-Cola	107,882	4,566
Colgate-Palmolive	24,948	1,850
ConAgra Foods	11,992	565
Constellation Brands, Cl A	4,870	811
Costco Wholesale	12,176	1,857
CVS Health	29,799	2,652
Dr Pepper Snapple Group	5,089	465

SEI Institutional Managed Trust / Annual Report / September 30, 2016	1

SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Estee Lauder, Cl A	6,044	$535
General Mills	16,541	1,057
Hershey	3,786	362
Hormel Foods	7,316	277
JM Smucker	3,304	448
Kellogg	7,194	557
Kimberly-Clark	9,977	1,259
Kraft Heinz	16,500	1,477
Kroger	26,248	779
McCormick	3,314	331
Mead Johnson Nutrition, Cl A	5,138	406
Molson Coors Brewing, Cl B	5,224	574
Mondelez International, Cl A	43,053	1,890
Monster Beverage *	4,055	595
PepsiCo	40,140	4,366
Philip Morris International	43,137	4,194
Procter & Gamble	74,609	6,696
Reynolds American	23,064	1,087
SYSCO, Cl A	14,843	727
Tyson Foods, Cl A	8,375	625
Walgreens Boots Alliance	23,907	1,927
Wal-Mart Stores	42,376	3,056
Whole Foods Market	9,251	262

		51,716

Energy — 7.1%
Anadarko Petroleum, Cl A	14,393	912
Apache	10,701	683
Baker Hughes	12,415	627
Cabot Oil & Gas	12,898	333
Chesapeake Energy *	18,802	118
Chevron	52,726	5,427
Cimarex Energy	2,649	356
Concho Resources *	3,900	536
ConocoPhillips	34,186	1,486
Devon Energy	14,726	650
EOG Resources	15,327	1,482
EQT	4,705	342
Exxon Mobil	115,900	10,116
FMC Technologies *	5,813	172
Halliburton	24,042	1,079
Helmerich & Payne	2,843	191
Hess	7,274	390
Kinder Morgan	54,014	1,249
Marathon Oil	23,892	378
Marathon Petroleum	15,037	610
Murphy Oil	4,295	131
National Oilwell Varco, Cl A	10,530	387
Newfield Exploration *	5,573	242
Noble Energy	11,737	419
Occidental Petroleum	21,100	1,539
Oneok	5,954	306

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Phillips 66	12,799	$1,031
Pioneer Natural Resources	4,792	890
Range Resources	4,487	174
Schlumberger, Cl A	38,737	3,046
Southwestern Energy *	13,886	192
Spectra Energy	18,957	810
Tesoro	3,203	255
Transocean	9,031	96
Valero Energy	13,097	694
Williams	18,746	576

		37,925

Financials — 12.4%
Affiliated Managers Group *	1,529	221
Aflac	11,409	820
Allstate	10,312	713
American Express	22,313	1,429
American International Group	28,505	1,691
Ameriprise Financial	4,617	461
Aon	7,409	833
Arthur J. Gallagher	4,700	239
Assurant	1,782	164
Bank of America	285,545	4,469
Bank of New York Mellon	29,843	1,190
BB&T	22,956	866
Berkshire Hathaway, Cl B *	53,130	7,676
BlackRock	3,515	1,274
Capital One Financial	14,215	1,021
Charles Schwab	33,635	1,062
Chubb	12,866	1,617
Cincinnati Financial	4,093	309
Citigroup	81,345	3,842
Citizens Financial Group	15,100	373
CME Group	9,548	998
Comerica	5,073	240
Discover Financial Services	11,446	647
E*Trade Financial *	8,170	238
Fifth Third Bancorp	21,751	445
Franklin Resources	10,436	371
Goldman Sachs Group	10,721	1,729
Hartford Financial Services Group	10,961	469
Huntington Bancshares	29,847	294
Intercontinental Exchange	3,256	877
Invesco	11,212	351
JPMorgan Chase	101,017	6,727
KeyCorp	29,652	361
Legg Mason	3,009	101
Leucadia National	8,640	165
Lincoln National	6,609	311
Loews	7,389	304
M&T Bank	4,508	523
Marsh & McLennan	14,417	970

2	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MetLife	30,812	$1,369
Moody's	4,704	509
Morgan Stanley	41,717	1,337
Nasdaq, Cl A	2,987	202
Navient	10,409	151
Northern Trust	6,071	413
People's United Financial	8,289	131
PNC Financial Services Group	13,997	1,261
Principal Financial Group, Cl A	7,733	398
Progressive	16,521	520
Prudential Financial	12,377	1,011
Regions Financial	34,660	342
S&P Global	7,278	921
SunTrust Banks	13,839	606
Synchrony Financial	22,801	638
T. Rowe Price Group	6,740	448
Torchmark, Cl A	3,035	194
Travelers	8,052	922
Unum Group	6,163	218
US Bancorp	45,202	1,939
Wells Fargo	127,033	5,625
Willis Towers Watson	3,747	497
XL Group	8,014	270
Zions Bancorporation	5,337	166

		66,479

Health Care — 14.0%
Abbott Laboratories	40,915	1,730
AbbVie	45,125	2,846
Aetna, Cl A	9,616	1,110
Agilent Technologies	9,285	437
Alexion Pharmaceuticals *	6,208	761
Allergan *	10,980	2,529
AmerisourceBergen	5,154	416
Amgen, Cl A	20,863	3,480
Anthem	7,338	920
Baxter International	13,792	657
Becton Dickinson	5,952	1,070
Biogen *	6,050	1,894
Boston Scientific *	37,592	895
Bristol-Myers Squibb	46,538	2,509
C.R. Bard	1,997	448
Cardinal Health	9,003	700
Celgene, Cl A *	21,394	2,236
Centene *	4,600	308
Cerner *	8,212	507
Cigna	7,010	914
Cooper, Cl A	1,400	251
DaVita HealthCare Partners *	4,357	288
DENTSPLY SIRONA	6,671	396
Edwards Lifesciences, Cl A *	5,872	708
Eli Lilly	26,913	2,160

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Endo International *	5,438	$110
Express Scripts Holding *	17,632	1,244
Gilead Sciences	37,013	2,928
HCA Holdings *	8,343	631
Henry Schein *	2,222	362
Hologic *	8,000	311
Humana	4,090	724
Illumina *	4,100	745
Intuitive Surgical *	1,046	758
Johnson & Johnson	76,544	9,042
Laboratory Corp of America Holdings *	2,917	401
Mallinckrodt *	3,211	224
McKesson	6,237	1,040
Medtronic	39,141	3,382
Merck	76,966	4,803
Mettler Toledo International *	800	336
Mylan *	12,626	481
Patterson	2,462	113
PerkinElmer	2,969	167
Perrigo	4,076	376
Pfizer	168,857	5,719
Quest Diagnostics	4,078	345
Regeneron Pharmaceuticals *	2,215	890
St. Jude Medical	7,909	631
Stryker	8,876	1,033
Thermo Fisher Scientific	11,011	1,751
UnitedHealth Group	26,411	3,698
Universal Health Services, Cl B	2,542	313
Varian Medical Systems *	2,565	255
Vertex Pharmaceuticals *	6,758	589
Waters *	2,320	368
Zimmer Biomet Holdings	5,553	722
Zoetis, Cl A	13,973	727

		75,389

Industrials — 9.7%
3M	16,926	2,983
Acuity Brands	1,200	318
Alaska Air Group	3,300	217
Allegion	2,494	172
American Airlines Group	15,925	583
Ametek	6,364	304
Boeing	16,509	2,175
C.H. Robinson Worldwide	3,887	274
Caterpillar, Cl A	16,245	1,442
Cintas	2,552	287
CSX	26,188	799
Cummins	4,463	572
Danaher, Cl A	16,791	1,316
Deere	8,313	710
Delta Air Lines, Cl A	21,522	847
Dover	4,246	313

SEI Institutional Managed Trust / Annual Report / September 30, 2016	3

SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dun & Bradstreet	952	$130
Eaton	12,539	824
Emerson Electric	17,926	977
Equifax	3,276	441
Expeditors International of Washington	5,208	268
Fastenal, Cl A	7,722	323
FedEx	6,969	1,217
Flowserve	3,454	167
Fluor	3,692	189
Fortive	8,195	417
Fortune Brands Home & Security	4,200	244
General Dynamics	7,965	1,236
General Electric	250,493	7,420
Honeywell International	21,252	2,478
Illinois Tool Works	8,931	1,070
Ingersoll-Rand	7,103	483
Jacobs Engineering Group *	3,321	172
JB Hunt Transport Services	2,345	190
Kansas City Southern	2,863	267
L-3 Communications Holdings	2,219	334
Lockheed Martin	7,093	1,700
Masco	9,323	320
Nielsen Holdings	9,880	529
Norfolk Southern	8,302	806
Northrop Grumman	4,961	1,061
PACCAR	9,519	560
Parker-Hannifin, Cl A	3,652	458
Pentair	5,077	326
Pitney Bowes	5,551	101
Quanta Services *	4,382	123
Raytheon	8,299	1,130
Republic Services	6,662	336
Robert Half International	3,459	131
Rockwell Automation	3,535	432
Rockwell Collins	3,630	306
Roper Technologies	2,914	532
Ryder System	1,523	100
Snap-on	1,555	236
Southwest Airlines, Cl A	17,433	678
Stanley Black & Decker	4,211	518
Stericycle, Cl A *	2,226	178
Textron	7,737	308
TransDigm Group *	1,500	434
Union Pacific	23,419	2,284
United Continental Holdings *	8,300	435
United Parcel Service, Cl B	19,211	2,101
United Rentals *	2,499	196
United Technologies	21,532	2,188
Verisk Analytics, Cl A *	4,300	350
Waste Management	11,682	745
WW Grainger	1,547	348

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xylem	5,248	$275

		52,384

Information Technology — 20.7%
Accenture, Cl A	17,248	2,107
Activision Blizzard	19,200	851
Adobe Systems *	13,864	1,505
Akamai Technologies *	4,774	253
Alliance Data Systems *	1,646	353
Alphabet, Cl A *	8,269	6,649
Alphabet, Cl C *	8,293	6,446
Amphenol, Cl A	8,320	540
Analog Devices	8,443	544
Apple	150,530	17,017
Applied Materials	31,171	940
Autodesk, Cl A *	5,605	405
Automatic Data Processing	12,642	1,115
Broadcom	11,075	1,911
CA	8,433	279
Cisco Systems	140,072	4,443
Citrix Systems *	4,126	352
Cognizant Technology Solutions, Cl A *	16,977	810
Corning, Cl B	29,371	695
CSRA	3,466	93
eBay *	29,347	966
Electronic Arts *	8,428	720
F5 Networks, Cl A *	1,791	223
Facebook, Cl A *	64,971	8,334
Fidelity National Information Services, Cl B	9,253	713
First Solar *	2,122	84
Fiserv, Cl A *	6,182	615
Flir Systems	3,792	119
Global Payments	4,147	318
Harris	3,527	323
Hewlett Packard Enterprise	45,510	1,035
HP	47,710	741
Intel	131,297	4,956
International Business Machines	24,468	3,887
Intuit	6,985	768
Juniper Networks	10,033	241
KLA-Tencor	4,249	296
Lam Research	4,520	428
Linear Technology	6,536	388
MasterCard, Cl A	26,982	2,746
Microchip Technology	6,037	375
Micron Technology *	29,071	517
Microsoft	218,096	12,562
Motorola Solutions	4,302	328
NetApp	8,228	295
Nvidia	15,048	1,031
Oracle, Cl B	84,233	3,309
Paychex	9,100	527

4	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PayPal Holdings *	30,985	$1,269
Qorvo *	3,805	212
Qualcomm	40,968	2,806
Red Hat *	4,960	401
salesforce.com *	17,572	1,253
Seagate Technology	8,043	310
Skyworks Solutions	5,207	396
Symantec, Cl A	17,208	432
TE Connectivity	9,703	625
Teradata *	3,999	124
Texas Instruments	27,711	1,945
Total System Services	4,667	220
VeriSign *	2,478	194
Visa, Cl A	53,032	4,386
Western Digital	7,638	447
Western Union	13,877	289
Xerox	27,356	277
Xilinx	6,887	374
Yahoo! *	24,432	1,053

		111,166

Materials — 2.8%
Air Products & Chemicals	6,061	911
Albemarle	3,000	256
Alcoa	37,178	377
Avery Dennison	2,376	185
Ball	4,856	398
CF Industries Holdings	5,937	145
Dow Chemical, Cl A	30,989	1,606
E.I. Du Pont de Nemours	24,165	1,618
Eastman Chemical	4,198	284
Ecolab	7,354	895
FMC	3,549	172
Freeport-McMoRan, Cl B	37,562	408
International Flavors & Fragrances	2,215	317
International Paper	11,273	541
LyondellBasell Industries, Cl A	9,543	770
Martin Marietta Materials, Cl A	1,765	316
Monsanto	12,028	1,229
Mosaic	9,410	230
Newmont Mining	14,604	574
Nucor	8,948	443
Owens-Illinois *	5,128	94
PPG Industries	7,270	751
Praxair	8,033	971
Sealed Air	5,658	259
Sherwin-Williams, Cl A	2,213	612
Vulcan Materials	3,730	424
WestRock	6,892	334

		15,120

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Real Estate — 3.0%
American Tower, Cl A ‡	11,916	$1,350
Apartment Investment & Management, Cl A ‡	4,543	209
AvalonBay Communities ‡	3,722	662
Boston Properties ‡	4,308	587
CBRE Group, Cl A *	7,925	222
Crown Castle International ‡	9,428	888
Digital Realty Trust, Cl A ‡	4,200	408
Equinix ‡	1,959	706
Equity Residential ‡	9,933	639
Essex Property Trust ‡	1,760	392
Extra Space Storage ‡	3,500	278
Federal Realty Investment Trust ‡	2,000	308
General Growth Properties ‡	15,697	433
HCP ‡	13,130	498
Host Hotels & Resorts ‡	21,312	332
Iron Mountain ‡	6,776	254
Kimco Realty ‡	11,396	330
Macerich ‡	3,565	288
ProLogis ‡	14,671	785
Public Storage ‡	4,100	915
Realty Income ‡	7,218	483
Simon Property Group ‡	8,658	1,792
SL Green Realty ‡	2,815	304
UDR ‡	7,000	252
Ventas ‡	9,910	700
Vornado Realty Trust ‡	4,831	489
Welltower ‡	9,907	741
Weyerhaeuser ‡	21,060	673

		15,918

Telecommunication Services — 2.6%
AT&T	171,003	6,945
CenturyTel	15,242	418
Frontier Communications	30,139	125
Level 3 Communications *	7,981	370
Verizon Communications	113,498	5,900

		13,758

Utilities — 3.2%
AES	17,212	221
Alliant Energy	6,200	237
Ameren	6,544	322
American Electric Power	13,729	882
American Water Works	4,800	359
Centerpoint Energy	11,917	277
CMS Energy	7,513	316
Consolidated Edison	8,378	631
Dominion Resources	17,604	1,307
DTE Energy	4,841	453
Duke Energy	18,998	1,521
Edison International	9,190	664

SEI Institutional Managed Trust / Annual Report / September 30, 2016	5

SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Entergy	4,777	$367
Eversource Energy	8,544	463
Exelon	25,390	845
FirstEnergy	11,621	384
NextEra Energy	13,098	1,602
NiSource	9,413	227
NRG Energy	8,464	95
PG&E	13,693	838
Pinnacle West Capital	3,094	235
PPL	18,839	651
Public Service Enterprise Group	14,357	601
SCANA	3,980	288
Sempra Energy	6,668	715
Southern	27,482	1,410
WEC Energy Group	8,537	511
Xcel Energy	14,246	586

		17,008

Total Common Stock (Cost $484,206) ($ Thousands)		522,673

Total Investments — 97.3% (Cost $484,206) ($ Thousands)		$522,673

	Contracts

PURCHASED OPTION (A) — 0.1%
January 2017 EUR Put, USD Call,
Expires 01/21/2017,
Strike Price $1.07*	92,284,855	415

Total Purchased Option (Cost $524) ($ Thousands)		$415

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	102	Dec-2016	$22

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/19/16	USD	496	EUR	441	$—
10/19/16	USD	1,147	KRW	1,260,000	(3)
10/19/16	INR	17,400	USD	261	—
10/19/16-10/19/16	EUR	48,113	USD	53,506	(611)
10/19/16	USD	52,969	INR	3,597,822	926
10/19/16	KRW	60,086,360	USD	52,582	(1,979)
01/09/17	USD	928	SAR	3,533	12
01/09/17-01/19/17	SAR	104,069	USD	27,050	(642)

					$(2,297)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
BNP Paribas	$(1,192)	$1,183	$(9)
Bank of America	(81,849)	82,145	296
Goldman Sachs	(2,557)	2,549	(8)
Societe Generale	(50,864)	50,270	(594)
Standard Chartered	(55,709)	53,727	(1,982)

			$(2,297)

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Dynamic Asset Allocation Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at September 30, 2016 is as follows:

		Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation ($ Thousands)
Bank of America	1.74%	US CPI URBAN CONSUMERS NSA	08/24/2026	$8,471	$108
BNP Paribas	1.76%	US CPI URBAN CONSUMERS NSA	08/26/2026	18,741	198
BNP Paribas	1.76%	US CPI URBAN CONSUMERS NSA	08/25/2026	25,413	270

					$576

For the year ended September 30, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $537,301 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	For the year ended September 30, 2016, the total amount of open purchased options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

ADR — American Depositary Receipt

Cl — Class

CPI — Consumer Price Index

EUR — Euro

INR — Indian Rupee

KRW — Korean Won

NSA — Not seasonally adjusted

OTC — Over the Counter

S&P— Standard & Poor's

SAR— Saudi Riyal

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$522,673	$–	$–	$522,673

Total Investments in Securities	$522,673	$–	$–	$522,673

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$415	$—	$—	$415
Futures Contracts *
Unrealized Appreciation	22	—	—	22
Forwards Contracts *
Unrealized Appreciation	—	938	—	938
Unrealized Depreciation	—	(3,235)	—	(3,235)
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	576	—	576

Total Other Financial Instruments	$437	$(1,721)	$—	$(1,284)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2016	7

KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Dynamic Asset Allocation Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Capital Stability Fund, and the Long/Short Alternative Fund (twenty-six of the twenty-eight funds comprising the SEI Institutional Managed Trust (the Trust)), as of September 30, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund (two of the twenty-eight funds comprising the Trust), as of September 30, 2016, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, and the Dynamic Asset Allocation Fund as of September 30, 2016 are included in Item 6 of this Form N-CSR. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and the schedules of investments in securities and consolidated schedules of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, consolidated financial statements, financial highlights, consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with custodians, transfer agent and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and schedules of investments in securities and consolidated schedules of

.

investments in securities referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Managed Trust as of September 30, 2016, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2016

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.   Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.   Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2016

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: December 8, 2016